Filed with the Securities and Exchange Commission on April 8, 2019
REGISTRATION NO. 333-131035
INVESTMENT COMPANY ACT NO. 811-07975
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 47
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 165
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PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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SUN-JIN MOON, ESQ.
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 WASHINGTON STREEET
NEWARK, NEW JERSEY 07102-2992
(973) 802-6000
(Name, address and telephone number of agent for service)
COPIES TO:
DOUGLAS E. SCULLY
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 925-6960
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on April 29, 2019 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485
[ ] on __________ pursuant to paragraph (a)(ii) of Rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
TITLE OF SECURITIES BEING REGISTERED:
Units of interest in Separate Accounts under variable annuity contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIESSM (“X SERIES”)
Flexible Premium Deferred Annuities
PROSPECTUS: April 29, 2019
This prospectus describes three different flexible premium deferred annuity classes issued by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional. If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered for new sales. Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an “Annuity”, and to the classes collectively as the “Annuities.” We also sometimes refer to each class by its specific name (e.g., the “B Series”). Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. There may also be differences in the compensation paid to your financial professional for each Annuity. Differences in compensation among different annuity products could influence a financial professional’s decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may impose restrictions on the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not recommend all the Annuities and/or benefits described in this Prospectus and/or may restrict the availability of the Annuity based on certain criteria. Please speak to your financial professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life of New Jersey. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the X Series Annuity grants Credits with respect to your purchase payments, the expenses of the X Series Annuity may be higher than expenses for an Annuity without a credit. In addition, the amount of the Credits that you receive under the X Series Annuity may be more than offset over time by the additional fees and charges associated with the Credit.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically anytime at our website www.prudential.com. You may elect to receive all future shareholder reports in paper free of charge by calling 1-888-778-2888. Your election to receive reports in paper will apply to all portfolios available under your contract.
THE SUB-ACCOUNTS
Each Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life of New Jersey Flexible Premium Variable Annuity Account is a separate account of Pruco Life of New Jersey, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust and ProFunds VP are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit – see “Stipulated Investment Options if you Elect Certain Optional Benefits” later in this prospectus for details.
PLEASE READ THIS PROSPECTUS
Please read this Prospectus and the current prospectuses for the underlying mutual funds. Keep them for future reference.
AVAILABLE INFORMATION
We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below – See Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these

PREMIERNY

materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC’s Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see “How To Contact Us” later in this prospectus for our Service Office address.
In compliance with U.S. law, Pruco Life Insurance Company of New Jersey delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THESM OR ® SYMBOLS.

FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT WWW.PRUDENTIALANNUITIES.COM

Prospectus Dated: April 29, 2019	Statement of Additional Information Dated: April 29, 2019

INVESTMENT OPTIONS
Please note that you may not allocate Purchase Payments to the AST Investment Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond Portfolio 2025)

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST AllianzGI World Trends Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock Low Duration Bond Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Bond Portfolio 2029
AST Bond Portfolio 2030
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Global Realty Portfolio
AST Cohen & Steers Realty Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio[1]
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio

AST Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio

ProFunds VP — used with “L” Series Only
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Large-Cap Growth
Large-Cap Value
Mid-Cap Growth
Mid-Cap Value
Real Estate
Small-Cap Growth
Small-Cap Value
Telecommunications
Utilities

(1) Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

i

ii

GLOSSARY OF TERMS
Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.
Account Value: The value of each allocation to a Sub-account (also referred to as a “variable investment option”) plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC” or “surrender charge”) and/or, unless the Account Value is being calculated on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recover under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.
Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase
Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.
Annual Income Amount: This is the annual amount of income for which you are eligible for life under the optional benefits.
Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.
Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the 95th birthday of the older of the Owner or Annuitant.
Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.
Beneficiary Annuity: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this
Prospectus, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity.
Benefit Fixed Rate Account: A Fixed Rate option offered as part of this Annuity that is used only if you have elected the optional Highest Daily
Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.
Code: The Internal Revenue Code of 1986, as amended from time to time.
Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a full or partial withdrawal under your
Annuity. We refer to this as a “contingent” charge because it can be imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See “Summary of Contract Fees and Charges” for details on the CDSC for each Annuity.
DCA Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA
Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”), under which the
Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income (“Excess Income”). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.
Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.
Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your “Free Look” right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.
Good Order: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term “In Writing” to refer to this general requirement.
Guaranteed Minimum Income Benefit (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the “Protected Income Value”), regardless of the impact of Sub-account performance on your Account Value. We no longer offer GMIB.
Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.
Highest Daily® Guaranteed Return Option (Highest Daily GRO)/Highest Daily Guaranteed Return Option (HD GRO II): Highest Daily GRO
and HD GRO II are separate optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled “Living Benefits.” We no longer offer Highest Daily GRO.
Highest Daily Lifetime® Five Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Highest Daily Lifetime Five.
Highest Daily Lifetime® Seven Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account
Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.
Highest Daily Lifetime® 7 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.
Highest Daily Lifetime® 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account
Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.
Highest Daily® Value Death Benefit (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.
Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Lifetime Five.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.
Service Office: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled “How to Contact Us” for the Service Office address.
Spousal Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives
(as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected
Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Spousal Lifetime Five.
Spousal Highest Daily Lifetime® Seven Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit but differs (among other things) with respect to how the
Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.
Spousal Highest Daily Lifetime® 7 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest
Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.
Spousal Highest Daily Lifetime® 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest
Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.
Sub-Account: We issue your Annuity through our separate account. See “What is the Separate Account?” under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a “Sub-account”.
Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances.
Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.
Unit Value: Each Variable Sub-Account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.

SUMMARY OF CONTRACT FEES AND CHARGES
Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect Certain optional benefits deduct a charge from the Annuity based on a percentage of a “protected value.” Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.
The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

TRANSACTION FEES AND CHARGES
CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR EACH ANNUITY 1
B Series

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8+
7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%
L Series

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5+
7.0%	6.0%	5.0%	4.0%	0.0%
X Series

Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10
9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%

1
The Contingent Deferred Sales Charges, if applicable, are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a “first-in, first-out” basis.

OTHER TRANSACTION FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	B SERIES	L SERIES	X SERIES
Transfer Fee [1]
Maximum	$20	$20	$20
Current	$10	$10	$10

1	Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

PERIODIC FEES AND CHARGES (assessed against each Annuity)
FEE/CHARGE	B SERIES	L SERIES	X SERIES
Annual Maintenance Fee [1]	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value	Lesser of $30 or 2% of Account Value

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS [2] (assessed as a percentage of the daily net assets of the Sub-accounts)
FEE/CHARGE
Mortality & Expense Risk Charge [3]	1.00%	1.35%	1.40%
Administration Charge [3]	0.15%	0.15%	0.15%
Settlement Service Charge [4]	1.00%	1.00%	1.00%
Total Annual Charges of the Sub-accounts (excluding Settlement service charge)	1.15% per year of the value of each Sub-account	1.50% per year of the value of each Sub-account	1.55% per year of the value of each Sub-account

1
Assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.

2	These charges are deducted daily and apply to the Sub-accounts only.

3	The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the “Insurance Charge” elsewhere in this Prospectus.

4
The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
OPTIONAL BENEFIT	OPTIONAL BENEFIT FEE/ CHARGE	TOTAL ANNUAL CHARGE [2] for B Series	TOTAL ANNUAL CHARGE [2] for L Series	TOTAL ANNUAL CHARGE [2] for X Series
HIGHEST DAILY GRO II
Current and Maximum Charge [4] (assessed against Sub-account net assets)	0.60%	1.75%	2.10%	2.15%
HIGHEST DAILY LIFETIME 6 PLUS (HD 6 PLUS)
Maximum Charge [3] (assessed against greater of account value and PWV)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against greater of account value and PWV)	0.85%	1.15%+0.85%	1.50%+0.85%	1.55%+0.85%
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS (SHD 6 PLUS)
Maximum Charge [3] (assessed against greater of account value and PWV)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against greater of account value and PWV)	0.95%	1.15%+0.95%	1.50%+0.95%	1.55%+0.95%
HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
Current Charge and Maximum [4] (if elected on or after May 1, 2009)	0.60%	1.75%	2.10%	2.15%
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
Maximum Charge [3] (assessed against Protected Income Value)	1.00%	1.15%+1.00%	1.50%+1.00%	1.55%+1.00%
Current Charge (assessed against Protected Income Value)	0.50%	1.15%+0.50%	1.50%+0.50%	1.55%+0.50%
LIFETIME FIVE INCOME BENEFIT
Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge (assessed against Sub-account net assets)	0.60%	1.75%	2.10%	2.15%
SPOUSAL LIFETIME FIVE INCOME BENEFIT

YOUR OPTIONAL BENEFIT FEES AND CHARGES [1]
Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge (assessed against Sub-account net assets)	0.75%	1.90%	2.25%	2.30%
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
Maximum Charge [3] (assessed against Sub-account net assets)	1.50%	2.65%	3.00%	3.05%
Current Charge (assessed against Sub-account net assets)	0.60%	1.75%	2.10%	2.15%
HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against the Protected Withdrawal Value)	0.60%	1.15%+0.60%	1.50%+0.60%	1.55%+0.60%
SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
Maximum Charge [3] (assessed against the Protected Withdrawal Value)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against the Protected Withdrawal Value)	0.75%	1.15%+0.75%	1.50%+0.75%	1.55%+0.75%
HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [3] (assessed against the greater of Account Value and Protected Withdrawal Value)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against the greater of Account Value and Protected Withdrawal Value)	0.75%	1.15%+0.75%	1.50%+0.75%	1.55%+0.75%
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
Maximum Charge [3] (assessed against the greater of Account Value and Protected Withdrawal Value)	1.50%	1.15%+1.50%	1.50%+1.50%	1.55%+1.50%
Current Charge (assessed against the greater of Account Value and Protected Withdrawal Value)	0.90%	1.15%+0.90%	1.50%+0.90%	1.55%+0.90%
HIGHEST ANNIVERSARY VALUE DEATH BENEFIT (HAV)
Current and Maximum Charge [4] (if elected on or after May 1, 2009)	0.40%	1.55%	1.90%	1.95%
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
1. How Charge is Determined

1
Highest Daily GRO II. Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series 2.10% total annual charge applies, and for X Series, the 2.15% total annual charge applies.

Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.85% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.85% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.85% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 6 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.95% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.95% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Daily GRO: 0.35% charge for this benefit is assessed against the daily net assets of the Sub-accounts, and for elections prior to May 1, 2009: For B Series, 1.50% total annual charge applies. For L Series, 1.85% total annual charge applies. For X Series, total annual charge is 1.90%. For elections on or after May 1, 2009: charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, total annual charge is 2.15%. This benefit is no longer available for new elections.
Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value (“PIV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.
Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies. For L Series, 2.25% total annual charge applies. For X Series, 2.30% total annual charge applies. This benefit is no longer available for new elections.
Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.

Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.15% annual charge. For L Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.50% annual charge. For X Series, 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.15% annual charge. For L Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.50% annual charge. For X Series, 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.75% charge is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.75% charge is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.75% charge is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Spousal Highest Daily Lifetime 7 Plus. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value (“PWV”). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.90% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.90% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.90% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
Highest Anniversary Value Death Benefit: 0.25% charge for this benefit is assessed against the daily net assets of the Sub-accounts. For elections prior to May 1, 2009: For B Series, 1.40% total annual charge applies. For L Series, 1.75% total annual charge applies. For X Series, total annual charge is 1.80%. For elections on or after May 1, 2009: charge for this benefit is assessed against the daily net assets of the Sub-accounts. For B Series, 1.55% total annual charge applies. For L Series, 1.90% total annual charge applies. For X Series, total annual charge is 1.95%. This benefit is no longer available for new elections.

2
The Total Annual Charge includes the Insurance Charge assessed against the daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of Account Value and PWV, for the “Plus” benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.

3	We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.

4
Our reference in the fee table to “current and maximum” charge does not mean that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds (“Portfolios”) as of December 31, 2018 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
	MINIMUM	MAXIMUM
Total Portfolio Operating Expense	0.57%	2.49%
The following are the total annual expenses for each underlying Portfolio as of December 31, 2018, except as noted and except if the underlying portfolio’s inception date is subsequent to December 31, 2018. The “Total Annual Portfolio Operating Expenses” reflect the combination of the underlying Portfolio’s investment management fee, other expenses, any 12b-1 fees, and certain other expenses but do not necessarily reflect the fees you may incur. Each figure is stated as a percentage of the underlying Portfolio’s average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life of New Jersey with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888 or www.prudentialannuities.com .

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2018
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Academic Strategies Asset Allocation Portfolio*	0.64%	0.02%	0.11%	0.04%	0.00%	0.62%	1.43%	0.01%	1.42%
AST Advanced Strategies Portfolio*	0.64%	0.03%	0.24%	0.00%	0.00%	0.05%	0.96%	0.02%	0.94%
AST AllianzGI World Trends Portfolio*	0.75%	0.02%	0.25%	0.00%	0.00%	0.00%	1.02%	0.03%	0.99%
AST AQR Emerging Markets Equity Portfolio	0.93%	0.13%	0.25%	0.00%	0.00%	0.00%	1.31%	0.00%	1.31%
AST AQR Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.01%	0.81%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%	0.00%	0.95%
AST BlackRock Global Strategies Portfolio*	0.81%	0.06%	0.25%	0.00%	0.00%	0.00%	1.12%	0.02%	1.10%
AST BlackRock Low Duration Bond Portfolio*	0.48%	0.07%	0.25%	0.00%	0.00%	0.00%	0.80%	0.06%	0.74%
AST BlackRock/Loomis Sayles Bond Portfolio*	0.46%	0.03%	0.25%	0.00%	0.06%	0.00%	0.80%	0.04%	0.76%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2018
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Bond Portfolio 2019	0.47%	0.16%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST Bond Portfolio 2020*	0.47%	0.31%	0.25%	0.00%	0.00%	0.00%	1.03%	0.10%	0.93%
AST Bond Portfolio 2021	0.47%	0.16%	0.25%	0.00%	0.00%	0.00%	0.88%	0.00%	0.88%
AST Bond Portfolio 2022*	0.47%	0.22%	0.25%	0.00%	0.00%	0.00%	0.94%	0.01%	0.93%
AST Bond Portfolio 2023*	0.47%	0.42%	0.25%	0.00%	0.00%	0.00%	1.14%	0.21%	0.93%
AST Bond Portfolio 2024	0.47%	0.19%	0.25%	0.00%	0.00%	0.00%	0.91%	0.00%	0.91%
AST Bond Portfolio 2025*	0.47%	0.22%	0.25%	0.00%	0.00%	0.00%	0.94%	0.01%	0.93%
AST Bond Portfolio 2026	0.47%	0.09%	0.25%	0.00%	0.00%	0.00%	0.81%	0.00%	0.81%
AST Bond Portfolio 2027	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Bond Portfolio 2028*	0.47%	0.24%	0.25%	0.00%	0.00%	0.00%	0.96%	0.03%	0.93%
AST Bond Portfolio 2029*	0.47%	1.77%	0.25%	0.00%	0.00%	0.00%	2.49%	1.56%	0.93%
AST Bond Portfolio 2030	0.47%	0.08%	0.25%	0.00%	0.00%	0.00%	0.80%	0.00%	0.80%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.79%	0.95%	0.00%	0.95%
AST ClearBridge Dividend Growth Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.01%	0.92%
AST Cohen & Steers Global Realty Portfolio*	0.83%	0.06%	0.25%	0.00%	0.00%	0.00%	1.14%	0.05%	1.09%
AST Cohen & Steers Realty Portfolio	0.83%	0.03%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST Fidelity Institutional AM® Quantitative Portfolio*	0.65%	0.03%	0.25%	0.00%	0.00%	0.01%	0.94%	0.02%	0.92%
AST Goldman Sachs Multi-Asset Portfolio*	0.76%	0.04%	0.25%	0.00%	0.00%	0.01%	1.06%	0.02%	1.04%
AST Goldman Sachs Small-Cap Value Portfolio	0.77%	0.02%	0.25%	0.00%	0.00%	0.01%	1.05%	0.00%	1.05%
AST Government Money Market Portfolio	0.30%	0.02%	0.25%	0.00%	0.00%	0.00%	0.57%	0.00%	0.57%
AST High Yield Portfolio	0.57%	0.04%	0.25%	0.00%	0.00%	0.00%	0.86%	0.00%	0.86%
AST Hotchkis & Wiley Large-Cap Value Portfolio*	0.56%	0.02%	0.25%	0.00%	0.00%	0.00%	0.83%	0.01%	0.82%
AST International Growth Portfolio*	0.81%	0.03%	0.25%	0.00%	0.00%	0.00%	1.09%	0.02%	1.07%
AST International Value Portfolio	0.81%	0.04%	0.25%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST Investment Grade Bond Portfolio*	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.04%	0.70%
AST J.P. Morgan Global Thematic Portfolio	0.76%	0.04%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST J.P. Morgan International Equity Portfolio	0.70%	0.06%	0.25%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST J.P. Morgan Strategic Opportunities Portfolio*	0.81%	0.06%	0.25%	0.00%	0.00%	0.00%	1.12%	0.01%	1.11%
AST Jennison Large-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Loomis Sayles Large-Cap Growth Portfolio*	0.71%	0.01%	0.25%	0.00%	0.00%	0.00%	0.97%	0.06%	0.91%
AST MFS Global Equity Portfolio	0.82%	0.04%	0.25%	0.00%	0.00%	0.00%	1.11%	0.00%	1.11%
AST MFS Growth Allocation Portfolio*	0.67%	0.05%	0.25%	0.00%	0.00%	0.00%	0.97%	0.01%	0.96%
AST MFS Growth Portfolio*	0.71%	0.02%	0.25%	0.00%	0.00%	0.00%	0.98%	0.01%	0.97%
AST MFS Large-Cap Value Portfolio	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST Mid-Cap Growth Portfolio	0.81%	0.02%	0.25%	0.00%	0.00%	0.00%	1.08%	0.00%	1.08%
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Parametric Emerging Markets Equity Portfolio	0.93%	0.23%	0.25%	0.00%	0.00%	0.00%	1.41%	0.00%	1.41%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.78%	0.94%	0.00%	0.94%
AST Prudential Core Bond Portfolio	0.47%	0.02%	0.25%	0.00%	0.00%	0.00%	0.74%	0.00%	0.74%
AST Prudential Growth Allocation Portfolio	0.60%	0.02%	0.25%	0.00%	0.00%	0.00%	0.87%	0.00%	0.87%
AST QMA Large-Cap Portfolio*	0.56%	0.01%	0.25%	0.00%	0.00%	0.00%	0.82%	0.02%	0.80%
AST QMA US Equity Alpha Portfolio	0.82%	0.03%	0.25%	0.22%	0.25%	0.00%	1.57%	0.00%	1.57%
AST Quantitative Modeling Portfolio	0.25%	0.01%	0.00%	0.00%	0.00%	0.89%	1.15%	0.00%	1.15%
AST Small-Cap Growth Opportunities Portfolio	0.77%	0.03%	0.25%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%
AST Small-Cap Growth Portfolio	0.72%	0.02%	0.25%	0.00%	0.00%	0.00%	0.99%	0.00%	0.99%
AST Small-Cap Value Portfolio	0.72%	0.03%	0.25%	0.00%	0.00%	0.06%	1.06%	0.00%	1.06%
AST T. Rowe Price Asset Allocation Portfolio*	0.62%	0.01%	0.25%	0.00%	0.00%	0.00%	0.88%	0.01%	0.87%
AST T. Rowe Price Large-Cap Growth Portfolio*	0.68%	0.01%	0.25%	0.00%	0.00%	0.00%	0.94%	0.04%	0.90%

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)
	For the year ended December 31, 2018
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST T. Rowe Price Large-Cap Value Portfolio*	0.66%	0.02%	0.25%	0.00%	0.00%	0.00%	0.93%	0.04%	0.89%
AST T. Rowe Price Natural Resources Portfolio*	0.73%	0.05%	0.25%	0.00%	0.00%	0.00%	1.03%	0.01%	1.02%
AST Templeton Global Bond Portfolio	0.63%	0.05%	0.25%	0.00%	0.00%	0.00%	0.93%	0.00%	0.93%
AST WEDGE Capital Mid-Cap Value Portfolio*	0.78%	0.04%	0.25%	0.00%	0.00%	0.00%	1.07%	0.01%	1.06%
AST Wellington Management Hedged Equity Portfolio*	0.81%	0.02%	0.25%	0.00%	0.00%	0.03%	1.11%	0.06%	1.05%
AST Western Asset Core Plus Bond Portfolio	0.51%	0.01%	0.25%	0.00%	0.00%	0.00%	0.77%	0.00%	0.77%
AST Western Asset Emerging Markets Debt Portfolio	0.68%	0.23%	0.25%	0.00%	0.00%	0.00%	1.16%	0.00%	1.16%
ProFund VP Consumer Goods*	0.75%	0.71%	0.25%	0.00%	0.00%	0.03%	1.74%	0.06%	1.68%
ProFund VP Consumer Services*	0.75%	0.63%	0.25%	0.00%	0.00%	0.00%	1.63%	0.00%	1.63%
ProFund VP Financials*	0.75%	0.63%	0.25%	0.00%	0.00%	0.00%	1.63%	0.00%	1.63%
ProFund VP Health Care*	0.75%	0.68%	0.25%	0.00%	0.00%	0.00%	1.68%	0.00%	1.68%
ProFund VP Industrials*	0.75%	0.67%	0.25%	0.00%	0.00%	0.01%	1.68%	0.00%	1.68%
ProFund VP Large-Cap Growth*	0.75%	0.68%	0.25%	0.00%	0.00%	0.01%	1.69%	0.01%	1.68%
ProFund VP Large-Cap Value*	0.75%	0.72%	0.25%	0.00%	0.00%	0.00%	1.72%	0.04%	1.68%
ProFund VP Mid-Cap Growth*	0.75%	0.71%	0.25%	0.00%	0.00%	0.01%	1.72%	0.04%	1.68%
ProFund VP Mid-Cap Value*	0.75%	0.73%	0.25%	0.00%	0.00%	0.00%	1.73%	0.05%	1.68%
ProFund VP Real Estate*	0.75%	0.71%	0.25%	0.00%	0.00%	0.00%	1.71%	0.03%	1.68%
ProFund VP Small-Cap Growth*	0.75%	0.70%	0.25%	0.00%	0.00%	0.00%	1.70%	0.02%	1.68%
ProFund VP Small-Cap Value*	0.75%	0.65%	0.25%	0.00%	0.00%	0.05%	1.70%	0.02%	1.68%
ProFund VP Telecommunications*	0.75%	0.63%	0.25%	0.00%	0.00%	0.00%	1.63%	0.00%	1.63%
ProFund VP Utilities*	0.75%	0.64%	0.25%	0.00%	0.00%	0.01%	1.65%	0.00%	1.65%
*See notes immediately below for important information about this fund.

AST Academic Strategies Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fees through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Advanced Strategies Portfolio
The Manager has contractually agreed to waive 0.022% of its investment management fees through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST AllianzGI World Trends Portfolio
The Manager has contractually agreed to waive 0.029% of its investment management fees through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST AQR Large-Cap Portfolio
The Manager has contractually agreed to waive 0.007% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Global Strategies Portfolio
The Manager has contractually agreed to waive 0.022% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock Low Duration Bond Portfolio
The Manager has contractually agreed to waive 0.057% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST BlackRock/Loomis Sayles Bond Portfolio
The Manager has contractually agreed to waive 0.035% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2020
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2022
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2023
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2025
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2028
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Bond Portfolio 2029
The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.930% of the Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST ClearBridge Dividend Growth Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Cohen & Steers Global Realty Portfolio
The Manager has contractually agreed to waive 0.051% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Fidelity Institutional AM® Quantitative Portfolio
The Manager has contractually agreed to waive 0.020% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Multi-Asset Portfolio
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Hotchkis & Wiley Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST International Growth Portfolio
The Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Investment Grade Bond Portfolio
The Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of the Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.

AST J.P. Morgan Strategic Opportunities Portfolio
The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2020.  This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Loomis Sayles Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.060% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Allocation Portfolio
The Manager has contractually agreed to waive 0.013% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST MFS Growth Portfolio
The Manager has contractually agreed to waive 0.014% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST QMA Large-Cap Portfolio
The Manager has contractually agreed to waive 0.015% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Asset Allocation Portfolio
The Manager has contractually agreed to waive 0.009% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Growth Portfolio
The Manager has contractually agreed to waive 0.036% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.040% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST T. Rowe Price Natural Resources Portfolio
The Manager has contractually agreed to waive 0.012% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST WEDGE Capital Mid-Cap Value Portfolio
The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

AST Wellington Management Hedged Equity Portfolio
The Manager has contractually agreed to waive 0.055% of its investment management fee through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees.

ProFund VP Consumer Goods
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Consumer Services
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Financials
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Health Care
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Industrials
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Large-Cap Growth
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Large-Cap Value
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Mid-Cap Growth
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Mid-Cap Value
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Real Estate
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Small-Cap Growth
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Small-Cap Value
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Telecommunications
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

ProFund VP Utilities
“Other Expenses” have been restated from fiscal year amounts to reflect changes in contractual fees. ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding “Acquired Fund Fees and Expenses”), as a percentage of average daily net assets, exceed 1.68% (1.38% for ProFund VP U.S. Government Plus and 1.35% for ProFund VP Government Money Market) through April 30, 2020. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. The Advisor may also waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the ProFund VP Government Money Market at a certain level as determined by the Advisor. The Advisor may recoup from the ProFund VP Government Money Market any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the ProFund VP Government Money Market’s future yield.

EXPENSE EXAMPLES
These examples are intended to help you compare the cost of investing in one Pruco Life of New Jersey Annuity with the cost of investing in other Pruco Life of New Jersey Annuities and/or other variable annuities.
Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.
The examples reflect the fees and charges listed below for each Annuity as described in “Summary of Contract Fees and Charges”:

▪	Insurance Charge

▪	Contingent Deferred Sales Charge (when and if applicable)

▪	Annual Maintenance Fee

▪	The maximum combination of optional benefit charges
The examples also assume the following for the period shown:

▪	You allocate all of your Account Value to the Sub-account with the maximum gross total annual portfolio operating expenses, and those expenses remain the same each year*

▪	For each charge, we deduct the maximum charge rather than the current charge

▪	You make no withdrawals of your Account Value

▪	You make no transfers, or other transactions for which we charge a fee

▪	No Tax Charge applies

▪
You elect the Highest Daily Lifetime 6 Plus and the Highest Anniversary Value Death Benefit, the maximum combination of optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those shown in the examples.

▪	For the X Series example, no purchase payment credit is granted under the Annuity

▪	For the X Series example, the longevity credit does not apply
Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm.
THE EXAMPLES ARE ILLUSTRATIVE ONLY – THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS – ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.
Expense Examples are provided as follows:

	B SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,294	$2,297	$3,320	$6,175
If you annuitize your annuity at the end of the applicable time period: [1]	$594	$1,797	$3,020	$6,175
If you do not surrender your annuity:	$594	$1,797	$3,020	$6,175

	L SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,329	$2,395	$3,174	$6,431
If you annuitize your annuity at the end of the applicable time period: [1]	$629	$1,895	$3,174	$6,431
If you do not surrender your annuity:	$629	$1,895	$3,174	$6,431

	X SERIES
	Assuming Maximum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$1,534	$2,709	$3,796	$6,467
If you annuitize your annuity at the end of the applicable time period: [1]	$634	$1,909	$3,196	$6,467
If you do not surrender your annuity:	$634	$1,909	$3,196	$6,467

1	Your ability to annuitize in the first 3 Annuity Years may be limited.
For information relating to accumulation Unit Values pertaining to the Sub-accounts, please see Appendix A.

SUMMARY
Prudential Premier Variable Annuity B Series (“B Series”)
Prudential Premier Variable Annuity L Series (“L Series”)
Prudential Premier Variable Annuity X Series (“X Series”)
This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the Prospectus that provide greater detail. This Summary is intended to supplement the Prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.
What is a variable annuity? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity (subject to certain restrictions; see “Investment Options”). Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.
Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawals, or death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this prospectus. The guarantees are based on the long-term financial strength of the insurance company.
What does it mean that my variable annuity is “tax-deferred”? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.
You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities’ other features such as guaranteed lifetime income payments or death benefits for use within these plans.
What variable annuities are offered in this Prospectus? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, the investment options offered, and whether the annuity provides credits in certain circumstances. The annuities described in this prospectus are:

▪	Prudential Premier Variable Annuity B Series (“B Series”)

▪	Prudential Premier Variable Annuity L Series (“L Series”)

▪	Prudential Premier Variable Annuity X Series (“X Series”)
How do I purchase one of the variable annuities? These Annuities are no longer available for new purchases. Our eligibility requirements for purchasing the Annuities are as follows:

Product	Maximum Age for Initial Purchase	Minimum Initial Purchase Payment
B Series	85	$1,000
X Series	75	$10,000
L Series	85	$10,000
The “Maximum Age for Initial Purchase” applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner’s death. Please see the sections entitled “Living Benefits” and “Death Benefit” for additional information on these benefits.
You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.
After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the “free look period”). The period of time and the amount returned to you is dictated by state law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.
See “What Are the Requirements for Purchasing One of the Annuities” for more detail.

Where should I invest my money? With the help of your financial professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Our optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. You can obtain the summary prospectuses and prospectuses for the underlying mutual funds by calling 1-888-PRU-2888 or www.prudentialannuities.com. There is no assurance that any investment option will meet its investment objective.
You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.
See “Investment Options,” and “Managing Your Account Value.”
How can I receive income from my Annuity? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.
You may elect to receive income through annuity payments over your lifetime, also called “annuitization”. This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.
See “Access to Account Value.”
Options for Guaranteed Lifetime Withdrawals. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your account value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value.
These benefits may appeal to you if you wish to maintain flexibility and control over your account value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.
As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined transfer formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., Excess Income), that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.
These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:

▪	Highest Daily Lifetime 6 Plus

▪	Spousal Highest Daily Lifetime 6 Plus

▪	Highest Daily Lifetime 7 Plus

▪	Spousal Highest Daily Lifetime 7 Plus
The guaranteed withdrawal benefit options are no longer offered for new elections.
Options for Guaranteed Accumulation. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of those benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formula.
Those benefits contain detailed provisions, so please see the following section of the Prospectus for complete details:

▪	Highest Daily Guaranteed Return Option II

▪	Highest Daily Guaranteed Return Option*

*	No longer available for new elections

What happens to my annuity upon death? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.
We also have an optional death benefit for an additional charge:

▪	Highest Anniversary Value Death Benefit: Offers the greatest of the basic death benefit or the highest anniversary value death benefit.
There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.
How do I receive credits?
With X Series, we apply a credit to your annuity each time you make a purchase payment. Because of the credits, the expenses of the X Series may be higher than other annuities that do not offer credits. The amount of the credit depends on your age at the time the purchase payment is made.

OLDEST OWNER’S AGE ON THE DATE THAT THE PURCHASE PAYMENT IS APPLIED TO THE ANNUITY	PURCHASE CREDIT ON PURCHASE PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
0 - 80	6.00%*
81 - 85	3.00%

*	For X Series annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%
With X Series, we also apply a “longevity credit” on your tenth anniversary and every anniversary thereafter. The credit is equal to 0.40% of purchase payments invested with us for more than nine years (less adjustments for any withdrawals). The credit will not apply if your annuity value is zero or less, if you have cumulatively withdrawn more than the amount of eligible purchase payments, or if you annuitize.
Please see the section entitled “Managing Your Account Value” for more information.
What are the Annuity’s Fees and Charges?
Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or “CDSC”. The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

	Yr. 1	Yr. 2	Yr. 3	Yr. 4	Yr. 5	Yr. 6	Yr. 7	Yr. 8	Yr. 9	Yr. 10+
B Series	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%	—	—
L Series	7.0%	6.0%	5.0%	4.0%	0.0%	—	—	—	—	—
X Series	9.0%	8.5%	8.0%	7.0%	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.
Transfer Fee: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.
Annual Maintenance Fee: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $30.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.
Insurance Charge: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:

FEE/CHARGE	B Series	L Series	X Series
Mortality & Expense Risk Charge	1.00%	1.35%	1.40%
Administration Charge	0.15%	0.15%	0.15%
Total Insurance Charge	1.15%	1.50%	1.55%
Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and is taken out of the Sub-accounts periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the daily net assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.
Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the “Fees and Charges” section of the Prospectus for more information.
Costs to Sell and Administer Our Variable Annuity: Your financial advisor may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial advisor’s broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See “General Information”.
Other Information: Please see the section entitled “General Information” for more information about our annuities, including legal information about our company, separate account, and underlying funds.

INVESTMENT OPTIONS
WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
Each variable investment option is a Sub-account of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (see “What is the Separate Account” for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives Policies chart below provides a description of each Portfolio’s investment objective and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection and selling firm. The Portfolios that you select are your choice – we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning “Fees and Payments Received by Pruco Life of NJ” for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.
The name of the advisor/sub-advisor for each Portfolio appears next to the description. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and PGIM Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same Portfolio adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds and Portfolios can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the Portfolios. You should carefully read the prospectus for any Portfolio in which you are interested before investing. The current prospectus and statement of additional information for the underlying Portfolio can be obtained by calling 1-888-PRU-2888 or at www.prudentialannuities.com. There is no guarantee that any Portfolio will meet its investment objective. You bear the investment risk for amounts allocated to the portfolios. The Portfolios that you select are your choice – we do not recommend or endorse any particular Portfolio.
This Annuity offers Portfolios managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Portfolios”) and Portfolios managed by companies not affiliated with Pruco Life of New Jersey ("Unaffiliated Portfolios"). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Portfolios and the Unaffiliated Portfolios. Generally, Prudential Companies receive revenue sharing payments from the Unaffiliated Portfolios. We consider the amount of these fees and payments when determining which portfolios to offer through the Annuity. Affiliated Portfolios may provide Prudential Companies with greater fees and payments than Unaffiliated Portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over Unaffiliated Portfolios. As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management. We have an incentive to offer Portfolios with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which portfolios to offer under the Annuity. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios. Pruco Life of New Jersey has selected the Portfolios for inclusion as investment options under this Annuity in Pruco Life of New Jersey’s role as the issuer of this Annuity, and Pruco Life of New Jersey does not provide investment advice or recommend any particular Portfolio. Please see "Other Information" under the heading concerning "Fees and Payments Received by Pruco Life of New Jersey" for more information about fees and payments we may receive from underlying Portfolios and/or their affiliates. In addition, we may consider the potential risk to us of offering a Portfolio in light of the benefits provided by the Annuity.
Beginning May 1, 2008, we allowed Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, effective the same date, we no longer allowed Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund VP Portfolios.
Stipulated Investment Options if you Elect Certain Optional Benefits
As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our “Custom Portfolios Program” (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.
Group I: Allowable Benefit Allocations

Optional Benefit Name*	Allowable Benefit Allocations:
Lifetime Five Income Benefit	AST Academic Strategies Asset Allocation Portfolio
Spousal Lifetime Five Income Benefit	AST Advanced Strategies Portfolio
Highest Daily Lifetime Five Income Benefit	AST AllianzGI World Trends Portfolio
Highest Daily Lifetime Seven Income Benefit	AST Balanced Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven Income Benefit	AST BlackRock Global Strategies Portfolio
Highest Daily Lifetime 7 Plus Income Benefit	AST Capital Growth Asset Allocation Portfolio
Spousal Highest Daily Lifetime 7 Plus	AST Fidelity Institutional AM® Quantitative Portfolio
Income Benefit	AST Goldman Sachs Multi-Asset Portfolio
Highest Daily Lifetime 6 Plus	AST J.P. Morgan Global Thematic Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST J.P. Morgan Strategic Opportunities Portfolio
Highest Daily GRO II	AST MFS Growth Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Growth Allocation Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST Wellington Management Hedged Equity Portfolio
HAV Death Benefit	All Investment Options Permitted Except the Following:
Guaranteed Minimum Income Benefit	AST AQR Emerging Markets Equity
Highest Daily GRO	AST Western Asset Emerging Markets Debt
AST Quantitative Modeling

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.
The following set of tables describes the second category (i.e., Group II below), under which:

(a)
you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST BlackRock/Loomis Sayles Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Neuberger Berman Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio).

(b)	you may allocate up to 80% in equity and other portfolios listed in the table below.

(c)
on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

(d)
between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

(e)
if you are already participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

Group II: Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials)

Optional Benefit Name*	Permitted Portfolios
Highest Daily Lifetime Seven	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven	AST Advanced Strategies Portfolio
Highest Daily Lifetime 7 Plus	AST AllianzGI World Trends Portfolio
Spousal Highest Daily Lifetime 7 Plus	AST Balanced Asset Allocation Portfolio
Highest Daily Lifetime 6 Plus	AST BlackRock Global Strategies Portfolio

Optional Benefit Name*	Permitted Portfolios
Spousal Highest Daily Lifetime 6 Plus	AST BlackRock Low Duration Bond Portfolio
Highest Daily GRO II	AST BlackRock/Loomis Sayles Bond Portfolio
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Global Realty Portfolio
AST Cohen & Steers Realty Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA US Equity Alpha Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Large-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio

*	Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of this Prospectus.

The following additional Portfolios are available with the L Series only:

ProFund VP
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Large-Cap Growth
Large-Cap Value
Mid-Cap Growth
Mid-Cap Value
Real Estate
Small-Cap Growth
Small-Cap Value
Telecommunications
Utilities
Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).
Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

(a)
a portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the portfolio’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;

(c)
a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows for the portfolio compared to other similar funds.

The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to the AST Investment Grade Bond Sub-account and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Please consult the prospectus for the applicable portfolio for additional information about these effects.
The following table contains limited information about the portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the portfolios, which contain details about the investment objectives, policies, risks, costs and management of the portfolios. You can obtain the summary prospectuses and prospectuses for the portfolios by calling 1-888-PRU-2888 or at www.prudentialannuities.com.

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Academic Strategies Asset Allocation Portfolio	Seeks long-term capital appreciation.
AlphaSimplex Group, LLC
AQR Capital Management, LLC
CoreCommodity Management, LLC
First Quadrant, L.P.
Jennison Associates LLC
Morgan Stanley Investment Management Inc.
Pacific Investment Management Company, LLC
PGIM Investments LLC
QMA LLC
Western Asset Management Company, LLC
Western Asset Management Company Limited

AST Advanced Strategies Portfolio
Seeks a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

Brown Advisory, LLC
Loomis, Sayles & Company, L.P.
LSV Asset Management
Pacific Investment Management Company, LLC
PGIM Fixed Income
PGIM Investments LLC
QMA LLC
T. Rowe Price Associates, Inc.
William Blair Investment Management, LLC

AST AllianzGI World Trends Portfolio (formerly AST RCM World Trends Portfolio)	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Allianz Global Investors U.S. LLC
AST AQR Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST AQR Large-Cap Portfolio	Seeks long-term capital appreciation.	AQR Capital Management, LLC
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc. BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc.
AST BlackRock/Loomis Sayles Bond Portfolio	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited Loomis, Sayles & Company, L.P.
AST Bond Portfolio 2019	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2020	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2021	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2022	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2023	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2024	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2025	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2026	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Bond Portfolio 2027	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2028	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2029	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Bond Portfolio 2030	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST Capital Growth Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST ClearBridge Dividend Growth Portfolio	Seeks income, capital preservation, and capital appreciation.	ClearBridge Investments, LLC
AST Cohen & Steers Global Realty Portfolio (formerly AST Global Real Estate Portfolio)	Seeks capital appreciation and income.	Cohen & Steers Asia Limited Cohen & Steers Capital Management, Inc. Cohen & Steers UK Limited
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Fidelity Institutional AM® Quantitative Portfolio	Seeks long-term capital growth balanced by current income.	FIAM LLC
AST Goldman Sachs Multi-Asset Portfolio	Seeks to obtain a high level of total return consistent with its level of risk tolerance.	Goldman Sachs Asset Management, L.P.
AST Goldman Sachs Small-Cap Value Portfolio	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
AST Government Money Market Portfolio	Seeks high current income and maintain high levels of liquidity.	PGIM Fixed Income
AST High Yield Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	J.P. Morgan Investment Management, Inc. PGIM Fixed Income
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Growth Portfolio	Seeks long-term capital growth.	Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC LSV Asset Management
AST Investment Grade Bond Portfolio	Seeks to maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income
AST J.P. Morgan Global Thematic Portfolio	Seeks capital appreciation consistent with its specified level of risk tolerance.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Jennison Large-Cap Growth Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Allocation Portfolio (formerly AST New Discovery Asset Allocation Portfolio)	Seeks total return.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST MFS Large-Cap Value Portfolio	Seeks capital appreciation.	Massachusetts Financial Services Company
AST Mid-Cap Growth Portfolio (formerly AST Goldman Sachs Mid-Cap Growth Portfolio)	Seeks long-term growth of capital.	Massachusetts Financial Services Company Victory Capital Management Inc.
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Seeks capital growth.	LSV Asset Management Neuberger Berman Investment Advisers LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Parametric Emerging Markets Equity Portfolio	Seeks long-term capital appreciation.	Parametric Portfolio Associates LLC
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC QMA LLC
AST Prudential Core Bond Portfolio	Seeks to maximize total return consistent with the long-term preservation of capital.	PGIM Fixed Income
AST Prudential Growth Allocation Portfolio	Seeks total return.	PGIM Fixed Income QMA LLC
AST QMA Large-Cap Portfolio	Seeks long-term capital appreciation.	QMA LLC
AST QMA US Equity Alpha Portfolio	Seeks long term capital appreciation.	QMA LLC
AST Quantitative Modeling Portfolio	Seeks a high potential return while attempting to mitigate downside risk during adverse market cycles.	PGIM Investments LLC QMA LLC
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc. Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc. LMCG Investments, LLC
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST WEDGE Capital Mid-Cap Value Portfolio	Seeks to provide capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	WEDGE Capital Management LLP
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000 Index, 20% MSCI Europe, Australasia and the Far East (EAFE) Index, and 30% Bank of America Merrill Lynch Three-Month US Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio’s subadviser’s equity investment strategies.
Wellington Management Company LLP
AST Western Asset Core Plus Bond Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Portfolio.	Western Asset Management Company, LLC Western Asset Management Company Limited
AST Western Asset Emerging Markets Debt Portfolio	Seeks to maximize total return.	Western Asset Management Company, LLC Western Asset Management Company Limited
ProFund VP Consumer Goods	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer GoodsSM Index.	ProFund Advisors LLC
ProFund VP Consumer Services	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.	ProFund Advisors LLC
ProFund VP Financials	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.	ProFund Advisors LLC
ProFund VP Health Care	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health CareSM Index.	ProFund Advisors LLC
ProFund VP Industrials	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. IndustrialsSM Index.	ProFund Advisors LLC

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
ProFund VP Large-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index.	ProFund Advisors LLC
ProFund VP Large-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index.	ProFund Advisors LLC
ProFund VP Mid-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Growth Index.	ProFund Advisors LLC
ProFund VP Mid-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Value Index.	ProFund Advisors LLC
ProFund VP Real Estate	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Real EstateSM Index.	ProFund Advisors LLC
ProFund VP Small-Cap Growth	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index®.	ProFund Advisors LLC
ProFund VP Small-Cap Value	Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.	ProFund Advisors LLC
ProFund VP Telecommunications	Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Select TelecommunicationsSM Index.	ProFund Advisors LLC
ProFund VP Utilities	Seeks investment results, before fees and expenses that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index.	ProFund Advisors LLC
FIAM LLC is a business unit of FMR LLC (also known as Fidelity Investments).
Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Real Estate is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the portfolios of AST.
QMA LLC formerly known as Quantitative Management Associates LLC.
WHAT ARE THE FIXED RATE OPTIONS?
The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.
No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.
One-Year Fixed Interest Rate Option
We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.
Amounts allocated to the Fixed Rate Option become part of Pruco Life of New Jersey’s general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

Other Fixed Rate Interest Options We May Offer From Time To Time
In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. (“6 or 12 Month DCA Program”). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.
6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE “6 OR 12 MONTH DCA PROGRAM”)-We no longer offer our 6 or 12 Month DCA Program. The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.
The key features of this Program are as follows:

▪	You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.

▪
As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.

▪
Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a “last-in, first-out” basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to “last-in, first-out” means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.

▪	6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established and on each month following until the entire principal amount plus earnings is transferred.

▪	We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

▪	The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

▪
If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or any Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a “Permitted Sub-account” for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).

▪
If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.

▪
If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or any Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.

▪	We impose no fee for your participation in the 6 or 12 Month DCA Program.

▪
You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Government Money Market Sub-account, unless restricted due to benefit election.

▪
You cannot utilize “rate lock” with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.

▪
We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.

▪
The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.

▪	The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the “Enhanced Dollar Cost Averaging Program.”
NOTE: When a 6 or 12 Month DCA Program is established from a DCA Fixed Rate Option, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts (including any transfers under an optional benefit formula). This will reduce the effective rate of return on the DCA Fixed Rate Option.

FEES AND CHARGES
The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Annuities. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life of New Jersey incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life of New Jersey’s general account.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life of New Jersey receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.
WHAT ARE THE CONTRACT FEES AND CHARGES?
Contingent Deferred Sales Charge (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under “Summary of Contract Fees and Charges”. If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the credit. However, we do not impose any CDSC on your withdrawal of a credit amount.
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.
For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative Sub-account performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
We may waive any applicable CDSC when taking a Minimum Distribution from an Annuity purchased as a “qualified” investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled “Access to Account Value”.
Transfer Fee: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20th in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value including any amount in Fixed Rate Options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, or the payment of a Death Benefit. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is also the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

Tax Charge: Currently, New York does not impose any premium tax. However, we reserve the right to deduct such a charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization if the State of New York imposes this type of tax in the future. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts. We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the Tax Charge you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the contract. We reserve the right to change these tax practices.
Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under “Summary of Contract Fees and Charges”. The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under each Annuity, including each Annuity’s basic Death Benefit that may provide guaranteed benefits to your beneficiaries even if the Sub-account declines and for the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.
The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.
Charges for Optional Benefits: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and is taken out of the Sub-accounts or DCA Fixed Rate Options periodically. Please refer to the section entitled “Summary of Contract Fees and Charges” for the list of charges for each optional benefit.
Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1%.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.
WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.
WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a Tax Charge may apply (see “Tax Charge” above).
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY
Please note that these Annuities are no longer available for new sales. The information provided in this section is for informational purposes only.
WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Speculative Investing – Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to Sub-account fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary (ies) as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section later in this prospectus for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey via wiring funds through your financial professional’s broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.
Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional Purchase Payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity’s liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner’s death.
“Beneficiary” Annuity
If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent’s annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws.

This transfer option is only available for purchase of an IRA, Roth IRA, or a nonqualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent’s death, using Table 1 in IRS Publication 590-B. These distributions are not subject to any CDSC.
For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent’s death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see “Required Distributions Upon Your Death for Qualified Annuity Contracts” in the Tax Considerations section of this Prospectus.
For nonqualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to beneficiaries of a nonqualified Annuity see “Required Distributions Upon Your Death for Nonqualified Annuity Contracts” in the Tax Considerations section of your Prospectus.
You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.
The Annuity may provide a basic Death Benefit upon death, and you may name “successors” who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.
Please note the following additional limitations for a Beneficiary Annuity:

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No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple “Transfer of Assets” or “TOAs” into a single contract as part of this “Beneficiary” Annuity.

▪	You may not elect any optional living or death benefits.

▪	You may not annuitize the Annuity; no annuity options are available.

▪	You may participate only in the following programs: Auto-Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), and Systematic Withdrawals.

▪	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A “beneficiary annuity” may not be co-owned.

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If the Annuity is funded by means of transfer from another “Beneficiary Annuity” with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another “Beneficiary Annuity” where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

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The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request.  If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant.   If the beneficial Owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest Beneficiary under the trust.

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If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

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If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

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Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.”

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Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an annuitant there is a “Key Life” which is used to determine the annual required distributions.

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Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary’s relationship to you. If you use a designation of “surviving spouse,” we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY
MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Such changes will take effect on the date you sign the change request form, provided we receive the form in good order. Some of the changes we will not accept include, but are not limited to:

▪	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner’s death;

▪	a new Annuitant subsequent to the Annuity Date;

▪	for “nonqualified” investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;

▪	a change in Beneficiary if the Owner had previously made the designation irrevocable;

▪	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

▪	a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
There are also restrictions on designation changes when you have elected certain optional benefits. See the “Living Benefits” and “Death Benefits” sections for any such restrictions.
You may request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations, or request to assign the Annuity, by sending us a request in Good Order. Such changes will be effective on the date the change request form is signed, provided we receive such request in Good Order. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.
We reserve the right to reject any proposed change of Owner, Annuitant, or Beneficiary, as well as any proposed assignment of the Annuity. We accept assignments of nonqualified Annuities only.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

▪	a company(ies) that issues or manages viatical or structured settlements;

▪	an institutional investment company;

▪	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

▪	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular time frame. There are restrictions on designation changes when you have elected certain optional benefits.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Unless you designate a different Beneficiary, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.
Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the owner and the non-owner ex-spouses. The non-owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners. Depending upon the method used for the division of the Annuity, the CDSC may be applied to the existing or new Annuity. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal advisor before electing the Spousal Benefit for a domestic partner or civil union partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled “Spousal Designations” for more information about how the Annuity can be continued by a Custodian Account.
MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a “free look.” The right to cancel period for non-replacement sales is ten (10) days (or whatever period is otherwise required by applicable law), measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value (plus the amount of any fee or other charges). The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your Purchase Payments.
MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase Payments are not permitted if the Annuity is held as a Beneficiary Annuity. Please see the “Living Benefits” section of this prospectus for further information on additional Purchase Payments.
MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. We call our electronic funds transfer program “Pruco Life of New Jersey’s Systematic Investment Plan.” Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.
MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

MANAGING YOUR ACCOUNT VALUE
HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See “Valuing Your Investment” for a description of our procedure for pricing initial and subsequent Purchase Payments.)
Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any Tax Charge that may apply. You can allocate purchase payments to one or more Sub-accounts or an available Fixed Rate Option. Investment restrictions will apply if you elect certain optional benefits.
Subsequent Purchase Payments: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.
HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
We apply a Longevity Credit to your Annuity’s Account Value on your tenth anniversary (“tenth Annuity Anniversary”) and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all Purchase Payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total Purchase Payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity.
Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.
HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.
HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
We apply a “Purchase Credit” to your Annuity’s Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity, according to the table below:

OLDEST OWNER’S AGE ON THE DATE THAT THE PURCHASE PAYMENT IS APPLIED TO THE ANNUITY	PURCHASE CREDIT ON PURCHASE PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
0 – 80	6.00%*
81 – 85	3.00%

*	For X series Annuities issued prior to October 22, 2007, the credit applicable to ages 0 – 80 is 5%.
HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES ANNUITY?
Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.
Examples of Applying the Purchase Credit
Initial Purchase Payment
Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.
The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life of New Jersey under the following circumstance:

▪	if you elect to “free look” your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

The Account Value may be substantially reduced if Pruco Life of New Jersey recovers the Purchase Credit amount under the above. However, any investment gain on the Purchase Credit amount will not be taken back. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.
General Information about the Purchase Credit Feature

▪	We do not consider a Purchase Credit to be “investment in the contract” for income tax purposes.

▪	You may not withdraw the amount of any Purchase Credit under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.
ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?
During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.
Currently, we charge $10.00 for each transfer after the 20th in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.
Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time or one hour prior to any announced closing of the applicable securities exchange, to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities’ internet website (www.prudentialannuities.com). Owners attempting to process a transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Government Money Market Portfolio or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

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With respect to each Sub-account (other than the AST Government Money Market Sub-account or a Sub-Account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Government Money Market Portfolio or any ProFund VP Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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We reserve the right to affect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail. If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund’s assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional), and will not waive a transfer restriction for any contract owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity’s TIN number), and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of Sub-account fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.
DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II, benefits.
Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.
There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing; you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.
MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
Yes. Subject to our rules, your financial professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your financial professional has this authority, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.
Please Note: Contracts managed by your financial professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?” Since transfer activity under contracts managed by a financial professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your financial professional will be informed of all such restrictions on an ongoing basis. We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your financial professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

ACCESS TO ACCOUNT VALUE
WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions (“RMD”). You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Free Withdrawals.” Unless you notify us differently, withdrawals are taken pro rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. “pro rata” meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.
ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES?
During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any “gain” in your Annuity and second as a return of your “tax basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.
During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation period.

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To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the “Free Withdrawal” amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.

▪	You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.
To determine if a CDSC applies to partial withdrawals, we:

1.	First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.

2.
Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.

3.	Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.
You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a “net withdrawal”) or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once payments have commenced).
To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.
HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?
Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select (“systematic withdrawals”). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) or 72(q) of the Code or RMD.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts. Please note that systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. “Pro rata” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.
If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:

▪	Excluding Lifetime Five, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.

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If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.

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Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.

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If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further negatively impact your future guaranteed withdrawal amounts.

▪	For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.
DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t) or 72(q) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as Nonqualified Annuities, the Code may provide a similar exception to the 10% penalty tax under Section 72(q) of the Code. For contracts issued as nonqualified annuities, the Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59  1/2 that are not subject to the 10% penalty.
WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?
(See “Tax Considerations” for a further discussion of Required Minimum Distributions.)
Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life of New Jersey.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.
Please see “Highest Daily Lifetime 6 Plus” under the subsection “Required Minimum Distributions” for further information relating to Required Minimum Distributions if you own that benefit.
CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative Sub-account performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.
Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “What Types of Annuity Options Are Available?” for information on the impact of the minimum Surrender Value at annuitization.
WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the “Living Benefits” section below for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.
You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. Your Annuity Date must be no later than the first day of the month coinciding with or next following the Annuitant’s 95th birthday (unless we agree to another date). However, for Annuities issued on or after November 20, 2006, the maximum Annuity Date is based on the first of the Owner or Annuitant to reach age 95. Certain annuity options may not be available depending on the age of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.

Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note, you may not annuitize within the first Annuity Year.
For Beneficiary Annuities no annuity payments are available and all references to an Annuity Date are not applicable.
Option 1
Annuity Payments for a Fixed Period: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during before the end of period certain, payments will continue to the beneficiary for the remainder of the fixed period.
Option 2
Life Income Annuity Option: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options: We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.
HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date in writing, then your Annuity Date will be the latest Annuity Date indicated above.
Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

LIVING BENEFITS
DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
Prudential Annuities offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits at any time for new elections. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

▪	protecting a principal amount from decreases in value as of specified future dates due to investment performance;

▪	taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;

▪	guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or

▪	providing spousal continuation of certain benefits.
The “living benefits” are as follows:

▪	Highest Daily Guaranteed Return Option II (HD GRO II)

▪	Highest Daily Guaranteed Return Option (Highest Daily GRO) [1]

▪	Guaranteed Minimum Income Benefit (GMIB) [1]

▪	Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit [1]

▪	Highest Daily Lifetime Five Income Benefit [1]

▪	Highest Daily Lifetime Seven Income Benefit [1]

▪	Spousal Highest Daily Lifetime Seven Income Benefit [1]

▪	Highest Daily Lifetime 7 Plus Income Benefit [1]

▪	Spousal Highest Daily Lifetime 7 Plus Income Benefit [1]

▪	Highest Daily Lifetime 6 Plus Income Benefit[1]

▪	Spousal Highest Daily Lifetime 6 Plus Income Benefit[1]

1	No longer available for new elections.
Here is a general description of each kind of living benefit that exists under this Annuity:

▪
Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain Permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.

▪
Guaranteed Minimum Income Benefit or (“GMIB”). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.

▪
Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity’s value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called “Excess Income,” will result in a permanent reduction in future guaranteed withdrawal amounts. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

Finally, please note that certain of these benefits require your participation in a predetermined mathematical formula that may transfer your Account Value between certain Permitted Sub-accounts and a bond portfolio Sub-account (or the general account, for one of the benefits). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.
In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years.
Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the “Investment Options” section of the Prospectus for a list of investment options available and permitted with each benefit. We reserve the right to terminate this benefit if you allocate funds into non-permitted Investment Options. You should consult with your financial professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).
Termination of Existing Benefits and Election of New Benefits
If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. Note that once you terminate an existing benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.
Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
HIGHEST DAILY® GUARANTEED RETURN OPTION II (HD GRO II)
You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under “Key Feature – Allocation of Account Value”, your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.
HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.
The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.
If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.
If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).
Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.
EXAMPLE
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2010

▪	The benefit is elected on December 1, 2010

▪	The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000

▪	An additional guarantee amount of $300,000 is locked in on December 1, 2011

▪	The Account Value immediately prior to the withdrawal is equal to $300,000

▪
For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation (figures are rounded):

Withdrawal Amount	$50,000
Divided by Account Value before withdrawal	$300,000
Equals ratio	16.67%
All guarantees will be reduced by the above ratio (16.67%)
Initial guarantee amount	$166,667
Additional guarantee amount	$250,000
Key Feature – Allocation of Account Value
We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the “Permitted Sub-accounts”.
HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix F of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options”. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value transfers between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).
For example,

▪
March 17, 2011 – a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 18, 2011 – you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.

▪
On March 18, 2011 (and at least until first a transfer is made out of the AST bond portfolio Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).

▪
Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.
Election/Cancellation of the Benefit
HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 80 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However, you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.
HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.
If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see “Key Feature – Allocation of Account Value” section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. You also should be aware that upon cancellation of the HD GRO II benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective. The benefit you elect or re-elect may be more expensive than the benefit you cancel.
There is no guarantee that any benefit will be available for election at a later date.
Special Considerations under HD GRO II
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪	Transfers to and from your elected Sub-accounts and an AST bond portfolio Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

▪
If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

Charges under the Benefit
We deduct an annualized charge equal to 0.60% of the daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

HIGHEST DAILY® GUARANTEED RETURN OPTION (HD GRO)
We no longer permit new elections of Highest Daily GRO.
Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the “maturity date” for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.
The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from sub-account increases while it is in effect.
The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a “benefit anniversary”) will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.
In general, we refer to a date on which the Account Value is guaranteed to be present as the “maturity date”. If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the “Current AST bond portfolio Sub-account” described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.
We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the “dollar-for-dollar corridor.”
We reflect the effect of withdrawals by reference to an amount called the “dollar-for-dollar corridor.” The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each “benefit year” (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the “excess withdrawal”) (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.
Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.
EXAMPLES
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial purchase payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:

▪	The initial guarantee amount is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).

▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	The initial guarantee amount is first reduced by the Remaining Limit (from $240,000 to $237,500);

▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

—	B is the Account Value less the Remaining Limit ($180,000 – $2,500, or $177,500).
The resulting initial guarantee amount is: $237,500 × (1 – $7,500 / $177,500), or $227,464.79.

▪	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 × (1 – $7,500 / $177,500), or $11,971.83.
Key Feature – Allocation of Account Value
HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the “AST bond portfolio Sub-accounts”. The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix B of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled “Investment Options.” In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.
For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability”, as described below. In the formula, we use the term “Transfer Account” to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.
In general, the formula works as follows. Under the formula, Account Value will transfer between the “Permitted Sub-accounts” and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.” The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.
For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable “discount rate”, would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the “current liability” in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.
As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your guarantee amount(s);

▪	The amount of time until the maturity of your guarantee(s);

▪	The amount invested in, and the performance of, the Permitted Sub-accounts;

▪	The amount invested in, and the performance of, the AST bond portfolio Sub-accounts;

▪	The discount rate used to determine the present value of your guarantee(s);

▪	Additional Purchase Payments, if any, that you make to the Annuity; and

▪	Withdrawals, if any, taken from the Annuity.
Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.
Election/Cancellation of the Benefit
We no longer permit new elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your existing guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.
If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of Highest Daily GRO, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to your elected Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If you are participating in any asset allocation program or automatic rebalancing program, we will transfer any such Account Value in accordance with that program. If your entire Account Value is allocated to an AST

Bond Portfolio Sub-account, we will transfer your Account Value in accordance with your most recent allocation instructions, or, in the absence of such instructions, we will transfer the Account Value held in the AST Bond Portfolio to the money-market portfolio.
Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts used with that benefit and the Permitted Sub-accounts according to a predetermined mathematical formula or, depending on the benefit selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. You also should be aware that upon cancellation of the Highest Daily GRO benefit, you will lose all guarantees that you had accumulated under the benefit. Thus, the guarantees under your newly-elected benefit will be based on your current Account Value. The benefit you elect or re-elect may be more expensive than the benefit you cancel. Once the Highest Daily GRO benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily GRO benefit provided that the benefit you are looking to elect is available on a post-issue basis.
Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.
Special Considerations under Highest Daily GRO
This benefit is subject to certain rules and restrictions, including, but not limited to the following:

▪
Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

▪	You cannot participate in any dollar cost averaging benefit that transfers Account Value from a fixed interest rate option to a Sub-account.

▪
Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.

▪	Any amounts applied to your Account Value by us on a maturity date will not be treated as “investment in the contract” for income tax purposes.

▪	As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.

▪
We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

Charges under the Benefit
We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled “Summary of Contract Fees and Charges.” You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.
OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a mathematical formula. The predetermined mathematical formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The formula is set forth in Appendix B of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.
As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the “Projected Future Guarantee” (as described above).
Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the “Current AST bond portfolio Sub-account.” The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the “current liability” (we refer to that Sub-account as the “Transfer AST bond portfolio Sub-account”). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.
Under the formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account (“90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.
If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).
For example,

▪
March 19, 2010 – a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2010 – you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.

▪
As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

▪
Once there is a transfer out of the Transfer AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following “hierarchy” (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any automatic-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.
It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.
Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).
Important Considerations When Electing this Feature:

▪	At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

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Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

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If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.
GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
The Guaranteed Minimum Income Benefit is no longer available for new elections.
The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the “Protected Income Value”) that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in Sub-account performance. There is an additional charge if you elected the GMIB benefit.
Key Feature – Protected Income Value
The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable Tax Charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the “Protected Value” in the rider we issue for this benefit. The 5% annual growth rate is referred to as the “Roll-Up Percentage” in the rider we issue for this benefit.
The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series) made after the waiting period begins (“Maximum Protected Income Value”), minus the impact of any withdrawals (as described below in “Impact of Withdrawals on the Protected Income Value”) you make from your Annuity after the waiting period begins.

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Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

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Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant’s 80th birthday or the 7th anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.

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Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

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As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

Stepping-Up the Protected Income Value – You may elect to “step-up” or “reset” your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.

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A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See “Tax Considerations” section in this prospectus for additional information on IRS requirements.

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The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.

▪	When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.

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If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

▪	A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.
Impact of Withdrawals on the Protected Income Value – Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a “dollar-for-dollar” basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a “dollar-for-dollar” basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.
The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.
The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.
Example 1. Dollar-for-dollar reduction
A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

▪	The Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

▪	The Maximum Protected Income Value is reduced by the amount withdrawn (i.e., by $10,000 from $500,000.00 to $490,000.00).

▪	The remaining dollar-for-dollar limit (“Remaining Limit”) for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).
Example 2. Dollar-for-dollar and proportional reductions
A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

▪	The Protected Income Value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64);

▪	The result is then further reduced by the ratio of A to B, where:

—	A is the amount withdrawn less the Remaining Limit ($10,000 – $2,500, or $7,500).

—	B is the Account Value less the Remaining Limit ($220,000 – $2,500, or $217,500).
The resulting Protected Income Value is: $239,506.64 X (1 – $7,500 / $217,500), or $231,247.79.

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The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 – $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X 0.9655 or $470,689.66).

▪	The Remaining Limit is set to zero (0) for the balance of the first Annuity Year.
Example 3. Reset of the dollar-for-dollar limit
A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

▪	The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

▪	The Maximum Protected Income Value is also reduced by the amount withdrawn (i.e., by $10,000 from $470,689.66, to $460,689.66).

▪	The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).
Key Feature – GMIB Annuity Payments
You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s or your 95th birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity’s Issue Date on or immediately following the Annuitant’s 92nd birthday.
Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.
The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable Tax Charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as “age setbacks” (use of an age lower than the Annuitant’s actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.
On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.
GMIB Annuity Payment Option 1 – Payments for Life with a Certain Period
Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
GMIB Annuity Payment Option 2 – Payments for Joint Lives with a Certain Period
Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

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If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.

▪	If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.
You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.
Other Important Considerations
You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity’s Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.

▪	Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.

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Where allowed by law, we reserve the right to limit subsequent Purchase Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.

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We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

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If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.

▪	Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.

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At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity’s basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

Election of the Benefit
The GMIB benefit is no longer available. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.
Termination of the Benefit
The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.
Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
Charges under the Benefit
Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity’s Account Value due to Sub-account performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.
The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity’s Issue Date (or the Issue Date if in the first Annuity Year).
No charge applies after the Annuity Date.
LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the “Protected Withdrawal Value”), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options – one is designed to provide an annual withdrawal amount for life (the “Life Income Benefit”) and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the “Withdrawal Benefit”). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

▪	If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value was your initial Purchase Payment.

▪	If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.
The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).
Step-Up of the Protected Withdrawal Value
You may elect to step-up your Protected Withdrawal Value if, due to positive Sub-account performance, your Account Value is greater than the Protected Withdrawal Value.

▪	You are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five benefit

▪	The Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up
If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.
If you elected the Auto Step-Up feature:

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the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up

▪	your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount

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if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

▪	once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up
If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.
Key Feature – Annual Income Amount under the Life Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.
Key Feature – Annual Withdrawal Amount under the Withdrawal Benefit
The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount (“Excess Withdrawal”), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year, if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Credit with respect to X Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.
The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

▪
If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

▪
If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

Examples of Withdrawals
The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.
The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 × 1.05^(393/365) = $263,484.33

(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).
Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550.

▪	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250. Annual Income Amount for future Annuity Years remains at $13,250.

▪	Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000
Example 2. Dollar-for-dollar and proportional reductions

(a)	If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 – $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550

▪	Remaining Annual Income Amount for current Annuity Year = $0

Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

▪	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93
Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

▪	Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

(b)	If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Withdrawal Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Withdrawal Amount ($25,000 – $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

▪	Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal × Annual Withdrawal Amount = $6,450/($263,000 – $18,550) × $18,550 = $489
Annual Withdrawal Amount for future Annuity Years = $18,550 – $489 = $18,061

▪	Remaining Annual Income Amount for current Annuity Year = $0
Excess of withdrawal over the Annual Income Amount ($25,000 – $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

▪	Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $11,750/($263,000 – $13,250) × $13,250 = $623.
Annual Income Amount for future Annuity Years = $13,250 – $623 = $12,627

▪
Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 – $18,550 = $6,450

▪
Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal × Protected Withdrawal Value = $6,450/($263,000 – $18,550) × $246,450 = $6,503 Protected Withdrawal Value = $246,450 – max {$6,450, $6,503} = $239,947

Benefits Under the Lifetime Five Benefit

▪
If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.

▪
If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

(1)	apply your Account Value to any annuity option available; or

(2)	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant’s death; or

(3)
request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant’s death or the date the Protected Withdrawal Value is depleted.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪
If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪	Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.

▪
Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

▪	If you are taking your entire Annual Income Amount or Annual Withdrawal Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
Election of the Benefit
We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. If you cancel Lifetime Five, you lose all guarantees under the benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Any such new benefit may be more expensive.
Termination of the Benefit
The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.
The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.
Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70  1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.
The benefit guarantees until the later death of two natural persons that are each other’s spouses at the time of election of Spousal Lifetime Five (the “Designated Lives”, each a “Designated Life”) the ability to withdraw an annual amount (“Spousal Life Income Benefit”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).
Key Feature – Initial Protected Withdrawal Value
The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greatest of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10th anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to X Series, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).
Key Feature – Annual Income Amount under the Spousal Lifetime Five Income Benefit
The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.
Step-Up of Annual Income Amount
You may elect to step-up your Annual Income Amount if, due to positive Sub-account performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up, adjusted for withdrawals within the current annuity year. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.
An optional automatic step-up (“Auto Step-Up”) feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.
Examples of withdrawals and step-up
The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.
The initial Protected Withdrawal Value is calculated as the greatest of (a), (b) and (c):

(a)	Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05^(393/365) = $263,484.33

(b)	Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000

(c)	Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000
Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).
Example 1. Dollar-for-dollar reduction
If $10,000 was withdrawn (less than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Income Amount for current Annuity Year = $13,250 – $10,000 = $3,250.

▪	Annual Income Amount for future Annuity Years remains at $13,250
Example 2. Dollar-for-dollar and proportional reductions
If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:

▪	Remaining Annual Income Amount for current Annuity Year = $0

▪	Excess of withdrawal over the Annual Income Amount ($15,000 – $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

▪
Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income × Annual Income Amount = $1,750/($263,000 – $13,250) × $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 – $93 = $13,157

Example 3. Step-up of the Annual Income Amount
If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.
Benefits Under The Spousal Lifetime Five Benefit
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.

▪
If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪
If no withdrawal was ever taken, we will determine an initial Protected Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

▪	Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

▪
Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity’s Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

▪
There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.

▪
In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See “Spousal Designations”, and “Spousal Assumption of Annuity” in this Prospectus.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit elections of Spousal Lifetime Five – whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.
Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Termination of the Benefit
The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.
You may terminate the benefit at any time by notifying us. Please note that if you terminate a living benefit such as Spousal Lifetime Five and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.
Additional Tax Considerations
If you purchase an Annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.
HIGHEST DAILY LIFETIME® FIVE INCOME BENEFIT (HD5)
Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments for Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five is based on a single “designated life” who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

The benefit guarantees that until the death of the single designated life the ability to withdraw an annual amount (the “Total Annual Income Amount”) equal to a percentage of an initial principal value (the “Total Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.
Key Feature – Total Protected Withdrawal Value
The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.
The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the “Current Valuation Day”), the Protected Withdrawal Value is equal to the greater of:

▪
the Protected Withdrawal Value for the immediately preceding Valuation Day (the “Prior Valuation Day”), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and

▪	the Account Value.
If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the “Tenth Anniversary”), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.
The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

(a)	200% of the Account Value on the date you elected Highest Daily Lifetime Five;

(b)	200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and

(c)	100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.
We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while “excess” withdrawals (as described below) may decrease the Total Annual Income Amount.
Key Feature – Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.
Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount (“Excess Income”), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions)

by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.
Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2006.

▪	The Highest Daily Lifetime Five benefit is elected on March 5, 2007.
Dollar-for-dollar reductions
On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount – $6,000 less $2,500 = $3,500.

Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Total Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Total Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to X Series).
Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Total Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2007	$118,000.00	$118,000.00	$5,900.00
August 6, 2007	$110,000.00	$112,885.55	$5,644.28
September 1, 2007	$112,000.00	$112,885.55	$5,644.28
December 1, 2007	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year’s Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Five Benefit

▪
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity

Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪	Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.
Other Important Considerations

▪	Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

▪
Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪
Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.

▪	You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.

▪
Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪
In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

▪
The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Once the Highest Daily Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value at that time. Any such new benefit you elect may be more expensive.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.
Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

(a)	your Account Value on the day that you elected Highest Daily Lifetime Five; and

(b)	the sum of each Purchase Payment you made (including any Credits with respect to X Series) during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Mathematical Formula Component of Highest Daily Lifetime Five
As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the “Benefit Fixed Rate Account”). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.
Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the mathematical formula, see the discussion regarding the 90% cap.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.
While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.
Depending on the results of the formula calculation we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the Benefit Fixed Rate Account; or

▪
If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

▪
Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and their impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Total Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Five has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of those investments on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.
Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70  1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a nonqualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Optional 90% Cap Feature for the Formula Under Highest Daily Lifetime Five.
If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a mathematical formula. The mathematical formula is described below and will (if you elect it) replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The formula is found in Appendix C. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.
Under the formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the

90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:

▪
March 19, 2009 – a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).

▪
Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).
Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.
Please be aware that after the initial transfer out of the Benefit Fixed Rate Account upon election of the 90% cap, there is no assurance that future transfers out will occur, or the amount of such future transfers, as a result of the election of the 90% cap. These transfers will be determined by the mathematical formula and depend on a number of factors unique to your Annuity.
Important Considerations When Electing the Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.

▪	Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.

▪
Because the charge for Highest Daily Lifetime Five is assessed against the daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT (HD 7)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single “designated life” who is at least 55 years old on the date that the benefit is acquired. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. We no longer permit new elections of Highest Daily Lifetime Seven.

Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(a)	the Account Value; or

(b)	the Periodic Value on the date of the withdrawal.
If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or

(3)	the sum of:

(a)	200% of the Account Value on the effective date of the benefit;

(b)	200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and

(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.
Key Feature – Annual Income Amount under the Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2007

▪	The Highest Daily Lifetime Seven benefit is elected on March 5, 2008

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.
Dollar-for-dollar reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount–$6,000 less $2,500 = $3,500.
Proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49

Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

▪
The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Highest Daily Lifetime Seven Benefit

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To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

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If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)	request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.
We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations

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Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

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Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

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You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.

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The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit new elections of Highest Daily Lifetime Seven. For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. Once the Highest Daily Lifetime Seven benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantees under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Highest Daily Lifetime Seven; and

b)	the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).
Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
Mathematical Formula Component of Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix D to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.
If you elect the formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.
While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪
If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST

Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Optional 90% Cap Feature for Formula for Highest Daily Lifetime Seven
If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit or Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a mathematical formula. The formula is described below and will replace the “Transfer Calculation” portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The mathematical formula is found in Appendix D. Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
Under the formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”).

Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

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March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

▪
Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.
Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Important Consideration When Electing the Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

SPOUSAL HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT (SHD7)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven Income benefit.

Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven is no longer available for new elections. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment Options section of this prospectus.
The benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix D to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been “excess withdrawals.” Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the “Tenth Anniversary Date”) or the date of the first withdrawal, the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

(2)	the Account Value.
If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the date of the withdrawal.
If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

(1)	the Account Value; or

(2)	the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

(3)	the sum of:

(a)	200% of the Account Value on the effective date of the benefit;

(b)	200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and

(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.
On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven benefit.
An automatic step-up feature (“Highest Quarterly Auto Step-Up”) is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2007

▪	The Spousal Highest Daily Lifetime Seven benefit is elected on March 5, 2008.

▪	The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.
Dollar-for-Dollar Reductions
On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount – $6,000 less $2,500 = $3,500.
Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount – $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before withdrawal	$110,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$106,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$106,500.00
Ratio	1.41%
Annual Income Amount	$6,000.00
Less ratio of 1.41%	$84.51
Annual Income Amount for future Annuity Years	$5,915.49
Highest Quarterly Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

Date*	Account value	Highest Quarterly Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Quarterly Value)
June 1, 2008	$118,000.00	$118,000.00	$5,900.00
August 6, 2008	$110,000.00	$112,885.55	$5,644.28
September 1, 2008	$112,000.00	$112,885.55	$5,644.28
December 1, 2008	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter – March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

**
In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

▪
This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of

$112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.
Benefits Under the Spousal Highest Daily Lifetime Seven Benefit

▪
To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

We must receive your request in a form acceptable to us at our office.
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

▪
Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday, will be treated as annuity payments.

Other Important Considerations

▪
Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.

▪
Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

▪
You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.

▪
The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit.
We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or

▪
Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or

▪
One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-

elected benefit will be based on your current Account Value. Once the Spousal Highest Daily Lifetime Seven benefit is cancelled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Highest Daily Lifetime Seven benefit provided that the benefit you are looking to elect is available on a post-issue basis. Any such new benefit may be more expensive.
Return of Principal Guarantee
If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and

b)	the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.
If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).
Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
Mathematical Formula Component of Spousal Highest Daily Lifetime Seven
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those Permitted Sub-accounts as the “Permitted Sub-accounts”. As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-account”). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix D to this prospectus.
Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant’s attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

If you elect the formula (90% Cap Feature), see discussion regarding that feature.
As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, “flat” investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.
While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.
Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪
If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.
Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
Optional 90% Cap Feature for the Formula for Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven
If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit, you can elect this feature which utilizes a mathematical formula. The formula is described below and will replace the “Transfer Calculation” portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost for adding this feature to your Annuity. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The formula is found in Appendix D. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.
We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit. Under the formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap” or “90% cap feature”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪
March 19, 2009 – a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and

18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).

▪
Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the transfer formula described above and set forth below will be the formula for your Annuity.
In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).
It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, it is possible that an additional transfer(s) to the Permitted Sub-accounts could occur following the Valuation Day(s), and in some instances (based on the formula) the additional transfer(s) could be large.
Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).
Important Consideration When Electing the Formula:

▪	At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.

▪
If this feature is elected, any Account Value transferred to the Permitted Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT (HD 7 Plus)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
Highest Daily Lifetime 7 Plus is no longer offered for new elections. If you elected Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect any available living benefit, subject to our current rules. See “Election of and Designations under the Benefit” and “Termination of Existing Benefits and Election of New Benefits” below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus is based on a single “designated life” who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section in this Prospectus.
Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and

(c)	all adjusted Purchase Payments made after one year following the effective date of the benefit.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).
Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b)
the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59  1/2, 5% for ages 59  1/2 – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.
Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2, 5% for ages 59  1/2 – 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59  1/2, 5% for ages 59  1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 1, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.
In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 7 Plus benefit.
On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250

Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amount will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Benefits Under Highest Daily Lifetime 7 Plus

▪
To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

▪
If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

▪	Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the annuitant’s 95th birthday will be treated as annuity payments.
Other Important Considerations

▪
Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

▪
Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

▪
You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

▪
You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

▪
Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

▪
You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

▪
The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day’s Account Value or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.

▪
You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

▪
The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Please note that if you terminate a living benefit such as Highest Daily Lifetime 7 Plus and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the “AST Investment Grade Bond Sub-Account”). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix E.
Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant’s attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.
The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account (“90% cap”). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,

▪
March 19, 2009 – a transfer is made to the AST Investment Grade Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
March 20, 2009 – you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

▪
On March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).

▪
Once there is a transfer out of the AST Investment Grade Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.
As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or

b)	An amount equal to 5% of your total Account Value.

While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or

▪
If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.
Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.
SPOUSAL HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT (SHD7 Plus)
Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits”.
Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section in this Prospectus.
We previously offered a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “Designated Lives”, and each, a “Designated Life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives (“Lifetime Withdrawals”) provided you have not made “excess withdrawals” that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value.
If you have not made a Lifetime Withdrawal on or before the 10th, 20th, or 25th Anniversary of the effective date of the benefit, your Periodic Value on the 10th, 20th, or 25th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of the Account Value on the effective date of the benefit;

(b)	200% (on the 10th anniversary), 400% (on the 20th anniversary) or 600% (on the 25th anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and

(c)	All adjusted Purchase Payments made after one year following the effective date of the benefit.
On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).
Return of Principal Guarantee
If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

a)	your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and

b)
the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 7 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2 – 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.
Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 – less than 59 1/2, 5% for ages 59 1/2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 – less than 59 1/2, 5% for ages 59  1/2 – 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (including the amount of any associated Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in “Key Feature – Protected Withdrawal Value,” above). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009

▪	The Account Value at benefit election was $105,000

▪	The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit

▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit.

On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal Amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Return of Principal	$91,875
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
25th benefit year Minimum Periodic Value	$551,250
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Benefits Under Spousal Highest Daily Lifetime 7 Plus

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life.

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If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any Annuity option available; or

(2)
request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.

▪	If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

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Please note that payments that we make under this benefit after the Annuity Anniversary coinciding with or next following the older of the owner or Annuitant’s 95th birthday will be treated as annuity payments.

Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.

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Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

▪	Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts.

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You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime 7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.

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The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day’s Account Value, or the prior day’s Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

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You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.

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The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

Election of and Designations under the Benefit
We no longer permit new elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other’s spouses at the time of election of the benefit. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

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One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial

Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See “Termination of Existing Benefits and Election of New Benefits” below for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).
How Spousal Highest Daily Lifetime 7 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in this Prospectus for information regarding this component of the benefit.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under “Key Feature – Protected Withdrawal Value”.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.

HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT (HD® 6 Plus)
Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.
We offered a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life (“Lifetime Withdrawals”), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single “designated life” who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the “Investment Options” section.
Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under the Highest Daily Lifetime 6 Plus benefit.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals.
Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

(a)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

(b)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

(c)	all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 – less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 – less than 59  1/2; 5% for ages 59  1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.
Example of dollar-for-dollar reductions
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

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The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

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This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

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The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.
The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Account Value at benefit election was $105,000

▪	The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit
On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.
In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.
Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

Death Benefit Component of Highest Daily Lifetime 6 Plus
If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:

▪	the basic death benefit under the Annuity; and

▪	the amount of any optional death benefit you may have elected and remains in effect; and

▪
(a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

Please note that the Death Benefit under Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. This Death Benefit may not be available in all States.
Benefits Under Highest Daily Lifetime 6 Plus

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under “Death Benefit Component of Highest Daily Lifetime 6 Plus”) will also be reduced to zero and the Death Benefit will not be payable.

▪	Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.

▪
If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

▪
In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that a Death Benefit (as described above) is not payable if annuity payments are being made at the time of the decedent’s death.
Other Important Considerations

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Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

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Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

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You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

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You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.

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Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

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The Basic Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

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The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 × .2125%).
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

Election of and Designations under the Benefit
For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.
Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in “Election of and Designations under the Benefit” above.
Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.
How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the “Permitted Sub-accounts”. Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program (“6 or 12 Month DCA Program”). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the “Bond Sub-account”), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term “Permitted Sub-accounts”. Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.
An integral part of Highest Daily Lifetime 6 Plus (including Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula (“formula”)

runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.
Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the “Target Value” or “L”. If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the “Target Ratio” or “r”. If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a “last-in, first-out” basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,

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September 4, 2012 – a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

▪
September 5, 2012 – you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.

▪
On September 5, 2012 – (and at least until first a transfer is made out of the Bond Sub-account under the formula) – the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).

▪
Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted

Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:

a)	The total value of all your Account Value in the Bond Sub-account, or

b)	An amount equal to 5% of your total Account Value.
While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:

▪	Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or

▪	If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or

▪	Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:

▪	The difference between your Account Value and your Protected Withdrawal Value;

▪	The amount of time Highest Daily Lifetime 6 Plus has been in effect on your Annuity;

▪	The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;

▪	Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and

▪	Any withdrawals you take from your Annuity (while the benefit is in effect).
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.
Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70  1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.
SPOUSAL HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT (SHD6 Plus)
Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.
Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must have been elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the “Investment Options” section.
We offer a benefit that guarantees until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives (“Lifetime Withdrawals”) provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.” Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).
Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take withdrawals of excess income that bring your Account Value to zero, your Annual Income Amount would also fall to zero, and the benefit would terminate. In that scenario, no further amount, including the Death Benefit described below, would be payable under Spousal Highest Daily Lifetime 6 Plus.
You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program’s rules, and subject to State approvals.
Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See “Election of and Designations under the Benefit” below and “Termination of Existing Benefits and Election of New Benefits” for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.

The “Periodic Value” initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the “Current Valuation Day”), the Periodic Value is equal to the greater of:

(1)
the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and

(2)	the Account Value on the current Valuation Day.
If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

(1)	the Periodic Value described above or,

(2)	the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

(a)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;

(b)
200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and

(c)	all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).
Key Feature – Annual Income Amount under the Spousal Highest Daily Lifetime 6 Plus Benefit
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.
Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.
You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).
If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.

Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.
If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.
The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.
If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.
Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.
Example of dollar-for-dollar reductions.
On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of proportional reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 – reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” excess withdrawal	$3,500.00
Account Value immediately before excess withdrawal of $1,500	$114,500.00
Excess withdrawal amount	$1,500.00
Divided by Account Value immediately before excess withdrawal	$114,500.00
Ratio	1.31%
Annual Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life’s age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).
Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

Date*	Account value	Highest Daily Value (adjusted with withdrawal and Purchase Payments)**	Adjusted Annual Income Amount (5% of the Highest Daily Value)
November 25, 2009	$119,000.00	$119,000.00	$5,950.00
November 26, 2009		Thanksgiving Day
November 27, 2009	$113,000.00	$113,986.95	$5,699.35
November 30, 2009	$113,000.00	$113,986.95	$5,699.35
December 01, 2009	$119,000.00	$119,000.00	$5,950.00

*
In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.

**
In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

▪
The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.

▪
This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.

▪
The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year’s Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Access to Account Value – Can I Surrender My Annuity for Its Value?”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don’t elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:

▪	The Issue Date is December 1, 2008

▪	The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

▪	The Account Value at benefit election was $105,000

▪	The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit

▪	No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit
On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount divided by	$15,000
Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
10th benefit year Minimum Periodic Value	$183,750
20th benefit year Minimum Periodic Value	$367,500
Required Minimum Distributions
Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.
In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

Example – Required Minimum Distributions
The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.
Annual Income Amount = $5,000
Remaining Annual Income Amount = $3,000
Required Minimum Distribution = $6,000
The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 – $5,000) = $4,000).
If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.
Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus.
If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:

▪	the basic death benefit under the Annuity; and

▪	the amount of any optional death benefit you may have elected and remains in effect; and

▪
a) if no Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.
Please note that the Death Benefit under Spousal Highest Daily Lifetime 6 Plus is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent’s death.
Benefits Under Spousal Highest Daily Lifetime 6 Plus

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To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.

▪	Please note that if your Account Value is reduced to zero, all payments in each Annuity Year subsequent to the Annuity Year your Account Value is reduced to zero will be treated as annuity payments.

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If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

(1)	apply your Account Value to any annuity option available; or

(2)
request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

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In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

(1)
the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and

(2)	the Account Value.
If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
Please note that the Death Benefit (described above) is not payable if annuity payments are being made at the time of the decedent’s death.
Other Important Considerations

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Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.

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Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.

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You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

▪
You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking withdrawals.

▪	If you are taking your entire Annual Income Amount through the Systematic Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

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You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled “What Are The Investment Objectives and Policies of The Portfolios?”. You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com

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You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

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Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.

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Upon inception of the benefit and to maintain the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following

Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

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The Basic Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See “Death Benefit” for more information.)

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The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

Assume a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day’s Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day’s Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 × .2375%)
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

▪
One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner’s spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

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Co-Annuity Owners, where the Owners are each other’s spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

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One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

We do not permit a change of Owner under this benefit, except as follows:

(a)	if one Owner dies and the surviving spousal Owner assumes the Annuity, or

(b)
if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See “Termination of Existing Benefits and Election of New Benefits” in the prospectus for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect a new living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount), (vi) if both the Account Value and Annual Income Amount equal zero, or (vii) if you cease to meet our requirements as described in “Election of and Designations under the Benefit”.
Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.
How Spousal Highest Daily Lifetime 6 Plus Transfers Account Value between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. See “How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” above for information regarding this component of the benefit.
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner’s lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a nonqualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-Lifetime Withdrawal provisions will apply.

DEATH BENEFIT
WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person.  At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value is reduced by the Total Insurance Charge and subject to Sub-account fluctuations.  If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries as described in the “Death Benefits” section of this prospectus.  See the “Death Benefits” section for information on the amount payable if the Annuitant predeceases the non-Annuitant grantor.
BASIC DEATH BENEFIT
Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers an optional Death Benefit that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefit. Notwithstanding the additional protection provided under the optional Death Benefit, the additional cost has the impact of reducing the net performance of the investment options. Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.
The basic Death Benefit is equal to the greater of:

▪	The sum of all Purchase Payments (not including any Purchase Credits) less the sum of all proportional withdrawals.

▪	The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.
“Proportional withdrawals” are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

OPTIONAL DEATH BENEFIT

One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. We reserve the right to cease offering any optional death benefit.
The optional Death Benefit is NOT available if your Annuity is held as a Beneficiary Annuity.
Currently, the optional death benefit must be elected at the time that you purchase your Annuity. However, with respect to the L Series, if not previously elected this death benefit may be elected on the fifth Annuity anniversary and each Annuity anniversary thereafter, but not later than the tenth Annuity anniversary. We may, at a later date, allow existing Annuity Owners to purchase the optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. If you elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven or Spousal Highest Daily Lifetime 7 Plus, you are not permitted to elect the optional Death Benefit.

Highest Anniversary Value Death Benefit (“HAV”)

If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less.

Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.
Calculation of Highest Anniversary Value Death Benefit
The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.
If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.	the Highest Anniversary Value as of the Owner’s date of death.
If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1.	the basic Death Benefit described above; and

2.	the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.
The amount determined by this calculation is increased by any Purchase Payments received after the Owner’s date of death and decreased by any proportional withdrawals since such date.
Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner’s age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached.
Key Terms Used with the Highest Anniversary Value Death Benefit:

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The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the later of (i) the Annuity anniversary on or next following the 80th birthday of the current Owner, the oldest of either joint Owner, or the Annuitant, if entity owned or (ii) the fifth Annuity anniversary after the date on which that Death Benefit was added to the Annuity.

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The Highest Anniversary Value equals the highest of all previous “Anniversary Values” less proportional withdrawals since such anniversary and plus any Purchase Payment (including any Purchase Credits, with respect to the X series) since such anniversary.

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The Anniversary Value is the Account Value as of each anniversary of the Issue Date of the Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits, with respect to the X series).

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Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

Annuities with Joint Owners
For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.
Annuities Owned by Entities
For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).
Can I Terminate the Optional HAV Death Benefit? Does the Optional HAV Death Benefit Terminate Under Other Circumstances?
For the B Series and the X Series, the HAV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HAV Death Benefit is elected on the Issue Date, then you may elect to terminate the benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect the optional benefit and (ii) if you did not elect the HAV death benefit on the Issue Date, then you may elect the HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. The HAV Death Benefit will terminate automatically on the Annuity Date. Also, if you elected the Highest Anniversary Value Death Benefit and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate the optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefit is payable upon the first death of either Owner and therefore terminates and does not continue unless the Annuity is continued by a spouse Beneficiary (see “Spousal Assumption of Annuity” below).
What are the Charges for the Optional Death Benefit?
We deduct a charge equal to 0.25% per year of the daily net assets of the Sub-accounts for the HAV Death Benefit. We deduct the charge for this benefit to compensate Pruco Life of New Jersey for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.
Please refer to the section entitled “Tax Considerations” for additional considerations in relation to the optional Death Benefit.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options-Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.
If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
In the event of your death before the Annuity Date, the Death Benefit must be distributed:

▪	within five (5) years of the date of death (the “5 Year Deadline”); or

▪
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:

▪	as a lump sum payment; or

▪
Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled “Beneficiary Continuation Option,” as a series of required distributions.

Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.

Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, 403(b) or other “qualified investment”, the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse. Note that if you elected to receive required minimum distributions under a Minimum Distribution Option, the program will be discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

▪
If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then no partial withdrawals are permitted and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner.

▪
If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals are permitted and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

▪
If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary.

A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.
Beneficiary Continuation Option
Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled “Payment of Death Benefits” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and nonqualified Annuities.
Under the Beneficiary Continuation Option:

▪	The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus the death benefit must be at least $15,000.

▪	The Owner’s Annuity contract will be continued in the Owner’s name, for the benefit of the beneficiary.

▪
Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.

▪
Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.

▪
The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.

▪	The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.

▪	The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.

▪	No Fixed Rate Options will be offered.

▪	No additional Purchase Payments can be applied to the Annuity.

▪	The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.

▪
The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary’s withdrawal rights.

▪	Withdrawals are not subject to CDSC.

▪
Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary (successor), unless the successor chooses to continue receiving payments.

▪
If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.
Spousal Assumption of Annuity
You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.
A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
See the section entitled “Managing Your Annuity – Spousal Designations” and “Contingent Annuitant” for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.
If the Annuity has not reached the Annuity Date on the date we receive everything we require to pay the surviving spouse’s death claim, we assume the election by the surviving spouse of continuation of the Annuity unless otherwise notified.
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).
Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner’s or Annuitant’s death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, any applicable charge will continue to apply but you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.
Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

When do you determine the Death Benefit?
We determine the amount of the Death Benefit as of the date we receive “due proof of death”. “Due proof of death” may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of “due proof of death” we automatically transfer the Death Benefit to the AST Government Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.
Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit is impacted by the Insurance Charge and may be subject to Sub-account fluctuations.

VALUING YOUR INVESTMENT
HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the “Living Benefits – Highest Daily Lifetime Five” section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your Purchase Payments which we are entitled to recover under certain circumstances.
WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under “Glossary of Terms” above.
HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price" or Unit Value. The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day.
There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed.
Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

▪	trading on the NYSE is restricted;

▪	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or

▪	the SEC, by order, permits the suspension or postponement for the protection of security holders.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to Sub-account fluctuations during that period. The monies in such suspense account may be subject to our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions in Good Order. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see “Living Benefits” for further information on additional purchase payments.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.
In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in “When Do You Process And Value Transactions?”
Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.
Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).
Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The “cut-off” time for such financial transactions involving a ProFunds VP Sub-account will be extended to  1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities’ internet website (www. prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable “cut-off” time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable “cut-off” time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the “cut-off” message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law (not state, local, foreign or other federal tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.
Generally, the cost basis in an Annuity not associated with a tax-favored retirement plan is the amount you pay into your Annuity, or into Annuities exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the Annuity are treated as a partial withdrawal from the Annuity and will be reported as such to the Annuity Owner.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
Individuals may partially annuitize their Nonqualified Annuity if the contract so permits. The tax law allows for a portion of a nonqualified Annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the Annuity is treated as a separate Annuity for purposes of determining taxability of the payments under Section 72 of the Code. We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
Tax Penalty for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled;

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or

▪
the amount received is paid under an immediate Annuity and the annuity start date is no more than one year from the date of purchase (the first annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.
After you elect an Annuity Payout Option, you are not eligible for a tax-free exchange under Section 1035.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
The Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

▪	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

▪
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted.

▪
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be made to a non-U.S. address, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control . In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts of an Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may typically be purchased for use in connection with:

▪	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

▪	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

▪	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

▪	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

▪	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

▪	Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may also be purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
You may establish an advisory fee deduction program for a qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable. Advisory fee deduction programs are not permitted if the Annuity has a living benefit. Charges for investment advisory fees that are taken from a qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2019 the contribution limit is $6,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

▪	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

▪	Your rights as Owner are non-forfeitable;

▪	You cannot sell, assign or pledge the Annuity;

▪	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

▪	The date on which required minimum distributions must begin cannot be later than April 1 st of the calendar year after the calendar year you turn age 70½; and

▪	Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

▪	A 10% early withdrawal penalty described below;

▪	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

▪	Failure to take a Required Minimum Distribution, also described below.
SEPs. SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

▪
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) $56,000 in 2019, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2019, this limit is $280,000;

▪	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

▪
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals up to $19,000 in 2019 with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2019. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

▪	Contributions to a Roth IRA cannot be deducted from your gross income;

▪
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

▪
If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70½, and distributions are not required to begin upon attaining such age or at any time thereafter.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty).
The Code also permits the recharacterization of amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Under the Tax Cuts and Jobs Act of 2017, you may no longer recharacterize a conversion to a Roth IRA. It is still permissible to recharacterize a contribution made to a Roth IRA as a traditional IRA contribution, or a contribution to a traditional IRA as a Roth IRA contribution. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $19,000 in 2019. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $6,000 in 2019. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

▪	Your attainment of age 59½;

▪	Your severance of employment;

▪	Your death;

▪	Your total and permanent disability; or

▪	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70½ or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification

You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70½ and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the Annuity and receive required minimum distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

▪
If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31 st of the year including the five-year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31 st of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31 st of the year following the year of death or December 31 st of the year in which you would have reached age 70½, whichever is later. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the Annuity may be continued with your spouse as the Owner. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31 st of the year including the five-year anniversary of the date of death. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. If the Beneficiary does not begin installments by December 31st of the year following the year of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline.

▪
If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For Annuities where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31 st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.
Tax Penalty for Early Withdrawals from a Qualified Annuity You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59½. Amounts are not subject to this tax penalty if:

▪	the amount is paid on or after you reach age 59½ or die;

▪	the amount received is attributable to your becoming disabled; or

▪
generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% tax penalty.)

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

▪	For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions

▪	If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and

▪	For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien), and you request a payment be made to a non-U.S. address, we are required to withhold income tax. There may be additional state income tax withholding requirements.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
In 2018, the Internal Revenue Service issued Revenue Ruling 2018-17, which provides that an amount transferred from an IRA to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with this Ruling, beginning in 2019, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Same Sex Marriages, Civil Unions and Domestic Partnerships
Prior to a 2013 Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act (“DOMA”), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing a valid same sex marriage for federal law purposes. On June 26, 2015, the Supreme Court ruled in Obergefell v. Hodges that same-sex couples have a constitutional right to marry, thus requiring all states to allow same-sex marriage. The Windsor and Obergefell decisions mean that the federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

GENERAL INFORMATION
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional purchase payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and automatic rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means. Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
WHAT IS PRUCO LIFE OF NEW JERSEY?
Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is AN INDIRECT wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.
Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov ). Our internet address is www.prudentialannuities.com .
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Service Providers
Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2018, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
National Financial Services (NFS)	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
NEPS, LLC	Composition, printing, and mailing of contracts and benefit documents	12 Manor Parkway, Salem, NH 03079
Open Text, Inc	Fax Services	100 Tri-State International Parkway Licolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation (DTCC)	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Venio LLC d/b/a Keane	Claim related services	4031 University Drive, Suite 100, Fairfax, VA 22030
WHAT IS THE SEPARATE ACCOUNT?
The Separate Account. We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. The obligations under the Annuity are those of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited consolidated financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

▪	offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;

▪	close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;

▪	combine the Separate Account with other separate accounts;

▪	deregister the Separate Account under the Investment Company Act of 1940;

▪	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

▪
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

▪	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

▪	make any changes required by federal or state laws with respect to annuity contracts; and

▪	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.

The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Fees and Payments Received by Pruco Life of New Jersey
As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including record keeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2018, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $25,000.00 to $711,431.63. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life of New Jersey.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life of New Jersey products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2018) received compensation with respect to our annuity business generally during 2018 (or as to which a payment amount was accrued during 2018). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2018 retrospective depiction. During 2018, non-cash compensation received by Firms and Entities ranged from $32.10 to $725,502.92. During 2018, cash compensation received by Firms ranged from $1.20 to $18,586,082.28.
All of the Firms and Entities listed below received non-cash compensation during 2018. In addition, Firms in bold also received cash compensation during 2018.

1st Global Capital Corp.	Financial Security Management, Inc.	Park Avenue Securities, LLC
Advisor Group	First Citizens Bank	Parkland Securities
Aegon Transamerica	First Financial Services	People's Securities
Afore Met Life	First Heartland Capital, Inc.	PEPCO Holdings
AFS Brokerage, Inc.	First Protective Insurance Group	PIMCO
AFS Financial Group, LLC	First Tennessee Brokerage, Inc	PlanMember Securities Corp.
AIG Advisor Group	Foresters Equity Services Inc.	PNC Bank
Allegheny Investments LTD.	Fortune Financial Services, Inc.	PNC Investments, LLC
Allegis Insurance Agency, Inc.	Founders Financial Securities, LLC	Presidential Brokerage
Allen & Company of Florida, Inc.	Franklin Square Capital Partners	Principal Financial Group
Alliance Bernstein L.P.	Franklin Templeton	ProEquities
Allianz	FSC Securities Corp.	Prospera Financial Services, Inc.
Allstate Financial Srvcs, LLC	Garden State Securities, Inc.	Prudential Annuities
ALPS Distributors, Inc.	GCG Financial	Purshe Kaplan Sterling Investments
AMERICAN PORTFOLIO FIN SVCS INC	Geneos Wealth Management, Inc.	Questar Capital Corporation
Ameritas Investment Corp.	Goldman Sachs & Co.	Raymond James Financial Svcs
Anchor Bay Securities, LLC	GWN Securities, Inc.	RBC CAPITAL MARKETS CORPORATION
Annuity Partners	H. Beck, Inc.	RCM&D Inc.
AON	H.D. Vest Investment	Resource Horizon Group, LLC
AQR Capital Management	Hantz Financial Services,Inc.	Retirement Benefits Group, LLC
Arete Wealth Management	Harbour Investment, Inc.	RNR Securities, L.L.C.
Arlington Securities, Inc.	Hornor, Townsend & Kent, Inc.	Robert W. Baird & Co., Inc.
Astoria Federal Savings	HSBC	Royal Alliance Associates
AXA Advisors, LLC	Independent Financial Grp, LLC	SA Stone Wealth Management
Ballew Investments	Individual Client	SAGEPOINT FINANCIAL, INC.
Bank of Oklahoma	Infinex Financial Group	Sammons Securities Co., LLC
Bank of the West	Insured Retirement Institute	Santander
BB&T Investment Services, Inc.	Intervest International	Saxony Securities, Inc.
BBVA Compass Investment Solutions, Inc.	Invest Financial Corporation	Schroders Investment Management
BCG Securities, Inc.	Investacorp	Scott & Stringfellow
Berthel Fisher & Company	Investment Professionals	Securian Financial Svcs, Inc.
BlackRock Financial Management Inc.	J.J.B. Hilliard Lyons, Inc.	Securities America, Inc.
BOSC, Inc.	J.P. Morgan	Securities Service Network
Broker Dealer Financial Services	J.W. Cole Financial, Inc.	Sigma Financial Corporation
Brokers International	Janney Montgomery Scott, LLC.	Signator Investors, Inc.
Cadaret, Grant & Co., Inc.	Jennison Associates, LLC	SII Investments, Inc.

Calton & Associates, Inc	Jennison Dryden Mutual Funds	Sorrento Pacific Financial LLC
Cambridge Advisory Group	John Hancock	Specialized Schedulers
Cambridge Investment Research, Inc.	Kestra Financial, Inc.	Sterling Monroe Securities, LLC
CAPE SECURITIES, INC.	KEY INVESTMENT SERVICES LLC	Stifel Nicolaus & Co.
Capital Analysts	KMS Financial Services, Inc.	Strategic Advisors, Inc.
Capital Financial Services	Kovack Securities, Inc.	STRATEGIC FIN ALLIANCE INC
Capital Investment Group, Inc.	LANC	Summit Brokerage Services, Inc
Capitol Securities Management, Inc.	LaSalle St. Securities, LLC	Sunbelt Business Advisors
Castle Rock Investment Company	LAX-Prudential	Sunbelt Securities, Inc.
Centaurus Financial, Inc.	Legg Mason	Sunset Financial Services, Inc
Cetera Advisor Network LLC	Lewis Financial Group, L.C.	SunTrust Investment Services, Inc.
Cetera Financial Group LLC	Lincoln Financial Advisors	SWBC Investment Services
Cetera Investment Services	Lincoln Financial Securities Corporation	T. Rowe Price Group, Inc.
CFD Investments, Inc.	Lincoln Investment Planning	TFS Securities, Inc.
CHAR	Lion Street	The Investment Center
Citigroup Global Markets Inc.	LPL Financial Corporation	The O.N. Equity Sales Co.
Citizens Bank and Trust Company	M and T Bank Corporation	The Prudential Insurance Company of America
Citizens Securities, Inc.	M Holdings Securities, Inc	The Strategic Financial Alliance Inc.
Client One Securities LLC	Mass Mutual Financial Group	Touchstone Investments
CMDA	Merrill Lynch, P,F,S	TransAmerica Financial Advisors, Inc.
COMERICA SECURITIES, INC.	MFS	Triad Advisors, Inc.
Commonwealth Financial Network	MML Investors Services, Inc.	Trustmont Financial Group, Inc.
Comprehensive Asset Management	Money Concepts Capital Corp.	UBS Financial Services, Inc.
Coordinated Capital Securities Inc	Morgan Stanley Smith Barney	Umpqua Investments
COPA	Mountain Development	United Planners Fin. Serv.
Country Financial	Mutual of Omaha Bank	US Bank
Craig Schubert	National Planning Corporation	USA Financial Securities Corp.
Creative Capital	National Securities Corp.	VALIC Financial Advisors, Inc
Crescent Securities Group	Neuberger Berman	VOYA Financial Advisors
Crown Capital Securities, L.P.	Newbridge Securities Corp.	WADDELL & REED INC.
CUNA Brokerage Svcs, Inc.	Next Financial Group, Inc.	WAYNE HUMMER INVESTMENTS LLC
CUSO Financial Services, L.P.	NFP (National Financial Partners Corporation)	Wellington Asset Mgt.
David Lerner and Associates	NOCA	Wells Fargo Advisors LLC
Eaton Vance	North Ridge Securities Corp.	WELLS FARGO ADVISORS LLC - WEALTH
Edward Jones & Co.	Omnivest, Inc.	Wells Fargo Investments LLC
Equity Services, Inc.	OneAmerica Securities, Inc.	WFG Investments, Inc.
Fidelity Investments	OPPENHEIMER & CO, INC.	Wintrust Financial Corporation
Fifth Third Securities, Inc.	Pacific Life Insurance Company	Woodbury Financial Services
Financial Planning Consultants	Packerland Brokerage Svcs, Inc	World Equity Group, Inc.
The Firms listed below received cash compensation during 2018 but did not receive any non-cash compensation.

ASSOCIATED SECURITIES CORP
BFT Financial Group, LLC
BB&T Investment Services, Inc.
M Holdings Securities, Inc
Mutual Service Corporation
WATERSTONE FINANCIAL GROUP INC
Wells Fargo Investments LLC
You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.

FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudentialannuities.com
Correspondence Sent by Regular Mail
Prudential Annuity Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuity Service Center
2101 Welsh Road
Dresher, PA 19025
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
LEGAL PROCEEDINGS
Litigation and Regulatory Matters
Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of PAD to perform its contract with the Separate Account; or Pruco Life of New Jersey's ability to meet its obligations under the Contracts.
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

▪	Company

▪	Experts

▪	Principal Underwriter

▪	Payments Made to Promote Sale of Our Products

▪	Cyber Security Risks

▪	Determination of Accumulation Unit Values

▪	Financial Statements

APPENDIX A – ACCUMULATION UNIT VALUES
As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique Unit Value corresponding to each combination of such contract features. Here we depict the historical Unit Values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. This Appendix includes outstanding units for each such sub-account, which may include other variable annuities offered, as of the dates shown.The remaining Unit Values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation Unit Value tables, we set forth accumulation Unit Values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such Unit Values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.

PREMIER B SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.70132	$9.46834	495,528
01/01/2010 to 12/31/2010	$9.46834	$10.48061	590,701
01/01/2011 to 12/31/2011	$10.48061	$10.08606	496,720
01/01/2012 to 12/31/2012	$10.08606	$11.22438	518,079
01/01/2013 to 12/31/2013	$11.22438	$12.20353	511,710
01/01/2014 to 12/31/2014	$12.20353	$12.52550	464,934
01/01/2015 to 12/31/2015	$12.52550	$11.98437	426,576
01/01/2016 to 12/31/2016	$11.98437	$12.59906	377,686
01/01/2017 to 12/31/2017	$12.59906	$14.02369	448,760
01/01/2018 to 12/31/2018	$14.02369	$12.73548	334,809
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.90927	$9.86809	156,140
01/01/2010 to 12/31/2010	$9.86809	$11.09301	227,664
01/01/2011 to 12/31/2011	$11.09301	$10.97930	192,665
01/01/2012 to 12/31/2012	$10.97930	$12.33589	208,942
01/01/2013 to 12/31/2013	$12.33589	$14.21479	219,011
01/01/2014 to 12/31/2014	$14.21479	$14.91153	210,670
01/01/2015 to 12/31/2015	$14.91153	$14.86039	193,918
01/01/2016 to 12/31/2016	$14.86039	$15.73569	174,733
01/01/2017 to 12/31/2017	$15.73569	$18.19051	153,170
01/01/2018 to 12/31/2018	$18.19051	$16.92410	145,342
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99906	$10.14041	346
01/01/2014 to 12/31/2014	$10.14041	$9.71174	407
01/01/2015 to 12/31/2015	$9.71174	$8.11074	473
01/01/2016 to 12/31/2016	$8.11074	$9.09063	750
01/01/2017 to 12/31/2017	$9.09063	$12.12875	2,797
01/01/2018 to 12/31/2018	$12.12875	$9.71732	2,924
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99906	$11.67861	0
01/01/2014 to 12/31/2014	$11.67861	$13.06636	0
01/01/2015 to 12/31/2015	$13.06636	$13.14074	0
01/01/2016 to 12/31/2016	$13.14074	$14.38212	0
01/01/2017 to 12/31/2017	$14.38212	$17.36623	0
01/01/2018 to 12/31/2018	$17.36623	$15.77141	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.01173	$9.76594	799,499
01/01/2010 to 12/31/2010	$9.76594	$10.84380	1,232,371
01/01/2011 to 12/31/2011	$10.84380	$10.59031	1,065,584
01/01/2012 to 12/31/2012	$10.59031	$11.77599	1,189,039
01/01/2013 to 12/31/2013	$11.77599	$13.69660	1,165,988
01/01/2014 to 12/31/2014	$13.69660	$14.42399	1,139,066
01/01/2015 to 12/31/2015	$14.42399	$14.32787	1,036,012
01/01/2016 to 12/31/2016	$14.32787	$15.05736	994,724
01/01/2017 to 12/31/2017	$15.05736	$17.10544	877,593
01/01/2018 to 12/31/2018	$17.10544	$16.07559	816,934

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99906	$9.19895	12,775
01/01/2012 to 12/31/2012	$9.19895	$10.17608	17,166
01/01/2013 to 12/31/2013	$10.17608	$11.15228	25,207
01/01/2014 to 12/31/2014	$11.15228	$11.56514	25,616
01/01/2015 to 12/31/2015	$11.56514	$11.09060	25,813
01/01/2016 to 12/31/2016	$11.09060	$11.72797	24,314
01/01/2017 to 12/31/2017	$11.72797	$13.05722	23,170
01/01/2018 to 12/31/2018	$13.05722	$12.22655	19,737
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.77219	$11.73912	37,295
01/01/2010 to 12/31/2010	$11.73912	$12.05817	41,242
01/01/2011 to 12/31/2011	$12.05817	$12.18917	42,906
01/01/2012 to 12/31/2012	$12.18917	$12.61643	44,602
01/01/2013 to 12/31/2013	$12.61643	$12.20183	40,367
01/01/2014 to 12/31/2014	$12.20183	$12.05162	38,515
01/01/2015 to 12/31/2015	$12.05162	$11.97203	29,393
01/01/2016 to 12/31/2016	$11.97203	$12.02965	26,140
01/01/2017 to 12/31/2017	$12.02965	$12.09585	28,329
01/01/2018 to 12/31/2018	$12.09585	$12.04628	20,346
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.69755	$12.32370	242,625
01/01/2010 to 12/31/2010	$12.32370	$13.12390	355,774
01/01/2011 to 12/31/2011	$13.12390	$13.38718	325,067
01/01/2012 to 12/31/2012	$13.38718	$14.46865	373,422
01/01/2013 to 12/31/2013	$14.46865	$14.04141	385,160
01/01/2014 to 12/31/2014	$14.04141	$14.46916	345,592
01/01/2015 to 12/31/2015	$14.46916	$14.00299	291,122
01/01/2016 to 12/31/2016	$14.00299	$14.42933	251,483
01/01/2017 to 12/31/2017	$14.42933	$14.88787	232,754
01/01/2018 to 12/31/2018	$14.88787	$14.62043	197,307
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.42587	$9.20111	626,770
01/01/2010 to 12/31/2010	$9.20111	$10.31320	827,292
01/01/2011 to 12/31/2011	$10.31320	$9.94870	637,209
01/01/2012 to 12/31/2012	$9.94870	$11.18527	772,801
01/01/2013 to 12/31/2013	$11.18527	$13.56603	818,155
01/01/2014 to 12/31/2014	$13.56603	$14.34996	781,391
01/01/2015 to 12/31/2015	$14.34996	$14.26247	749,623
01/01/2016 to 12/31/2016	$14.26247	$15.06455	685,780
01/01/2017 to 12/31/2017	$15.06455	$17.55810	619,576
01/01/2018 to 12/31/2018	$17.55810	$16.27818	572,521
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99906	$11.71508	472
01/01/2014 to 12/31/2014	$11.71508	$13.15813	4,658
01/01/2015 to 12/31/2015	$13.15813	$12.54389	120
01/01/2016 to 12/31/2016	$12.54389	$14.24860	1,549
01/01/2017 to 12/31/2017	$14.24860	$16.67949	140
01/01/2018 to 12/31/2018	$16.67949	$15.70309	41

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.18048	$8.06109	14,732
01/01/2010 to 12/31/2010	$8.06109	$10.25594	21,712
01/01/2011 to 12/31/2011	$10.25594	$10.80760	20,006
01/01/2012 to 12/31/2012	$10.80760	$12.32439	21,519
01/01/2013 to 12/31/2013	$12.32439	$12.56600	22,454
01/01/2014 to 12/31/2014	$12.56600	$16.26354	16,858
01/01/2015 to 12/31/2015	$16.26354	$16.85750	12,727
01/01/2016 to 12/31/2016	$16.85750	$17.46866	13,362
01/01/2017 to 12/31/2017	$17.46866	$18.34904	12,541
01/01/2018 to 12/31/2018	$18.34904	$17.27683	11,205
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.34272	$8.99072	190,914
01/01/2010 to 12/31/2010	$8.99072	$10.16518	259,388
01/01/2011 to 12/31/2011	$10.16518	$9.89853	223,809
01/01/2012 to 12/31/2012	$9.89853	$10.82664	251,137
01/01/2013 to 12/31/2013	$10.82664	$12.28353	249,023
01/01/2014 to 12/31/2014	$12.28353	$12.52664	245,606
01/01/2015 to 12/31/2015	$12.52664	$12.50681	313,524
01/01/2016 to 12/31/2016	$12.50681	$12.89076	287,711
01/01/2017 to 12/31/2017	$12.89076	$14.84379	295,715
01/01/2018 to 12/31/2018	$14.84379	$13.53764	282,936
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.12807	$8.18495	19,371
01/01/2010 to 12/31/2010	$8.18495	$9.72626	17,614
01/01/2011 to 12/31/2011	$9.72626	$9.13123	13,708
01/01/2012 to 12/31/2012	$9.13123	$11.44714	18,679
01/01/2013 to 12/31/2013	$11.44714	$11.80901	18,322
01/01/2014 to 12/31/2014	$11.80901	$13.30021	17,815
01/01/2015 to 12/31/2015	$13.30021	$13.13728	18,520
01/01/2016 to 12/31/2016	$13.13728	$13.10442	17,778
01/01/2017 to 12/31/2017	$13.10442	$14.36611	17,967
01/01/2018 to 12/31/2018	$14.36611	$13.53308	14,595
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74882	$7.95238	65,760
01/01/2010 to 12/31/2010	$7.95238	$8.87508	75,296
01/01/2011 to 12/31/2011	$8.87508	$8.29010	60,638
01/01/2012 to 12/31/2012	$8.29010	$9.80760	68,119
01/01/2013 to 12/31/2013	$9.80760	$12.94838	66,751
01/01/2014 to 12/31/2014	$12.94838	$14.48221	56,975
01/01/2015 to 12/31/2015	$14.48221	$13.65590	62,343
01/01/2016 to 12/31/2016	$13.65590	$15.05906	50,201
01/01/2017 to 12/31/2017	$15.05906	$16.33924	43,492
01/01/2018 to 12/31/2018	$16.33924	$14.77507	39,044
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.83934	$10.62206	28,493
01/01/2010 to 12/31/2010	$10.62206	$12.58318	31,507
01/01/2011 to 12/31/2011	$12.58318	$12.06996	24,155
01/01/2012 to 12/31/2012	$12.06996	$14.27309	31,357
01/01/2013 to 12/31/2013	$14.27309	$18.65334	27,657
01/01/2014 to 12/31/2014	$18.65334	$20.56704	25,232
01/01/2015 to 12/31/2015	$20.56704	$19.17723	48,612
01/01/2016 to 12/31/2016	$19.17723	$19.27137	39,747
01/01/2017 to 12/31/2017	$19.27137	$24.21435	31,628
01/01/2018 to 12/31/2018	$24.21435	$22.89654	28,019

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.64237	$9.32217	390,581
01/01/2010 to 12/31/2010	$9.32217	$10.28514	486,400
01/01/2011 to 12/31/2011	$10.28514	$10.11679	348,460
01/01/2012 to 12/31/2012	$10.11679	$11.01481	395,824
01/01/2013 to 12/31/2013	$11.01481	$11.95901	396,204
01/01/2014 to 12/31/2014	$11.95901	$12.30083	376,699
01/01/2015 to 12/31/2015	$12.30083	$12.05036	359,256
01/01/2016 to 12/31/2016	$12.05036	$12.53979	341,542
01/01/2017 to 12/31/2017	$12.53979	$13.92032	332,926
01/01/2018 to 12/31/2018	$13.92032	$12.79002	290,763
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.65766	$9.60312	23,829
01/01/2010 to 12/31/2010	$9.60312	$12.03526	31,805
01/01/2011 to 12/31/2011	$12.03526	$12.05336	20,372
01/01/2012 to 12/31/2012	$12.05336	$13.78582	24,157
01/01/2013 to 12/31/2013	$13.78582	$18.91884	21,085
01/01/2014 to 12/31/2014	$18.91884	$20.05009	20,645
01/01/2015 to 12/31/2015	$20.05009	$18.73305	27,109
01/01/2016 to 12/31/2016	$18.73305	$23.02312	18,641
01/01/2017 to 12/31/2017	$23.02312	$25.53618	17,285
01/01/2018 to 12/31/2018	$25.53618	$21.69385	14,393
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.76754	$10.67105	28,827
01/01/2010 to 12/31/2010	$10.67105	$10.55197	78,762
01/01/2011 to 12/31/2011	$10.55197	$10.43487	51,393
01/01/2012 to 12/31/2012	$10.43487	$10.31714	89,590
01/01/2013 to 12/31/2013	$10.31714	$10.20011	75,327
01/01/2014 to 12/31/2014	$10.20011	$10.08368	65,574
01/01/2015 to 12/31/2015	$10.08368	$9.96934	38,476
01/01/2016 to 12/31/2016	$9.96934	$9.85622	23,104
01/01/2017 to 12/31/2017	$9.85622	$9.77756	18,070
01/01/2018 to 12/31/2018	$9.77756	$9.79149	17,530
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.90831	$10.59810	14,326
01/01/2010 to 12/31/2010	$10.59810	$11.89197	15,358
01/01/2011 to 12/31/2011	$11.89197	$12.12984	16,240
01/01/2012 to 12/31/2012	$12.12984	$13.65558	18,945
01/01/2013 to 12/31/2013	$13.65558	$14.46966	18,957
01/01/2014 to 12/31/2014	$14.46966	$14.67105	17,432
01/01/2015 to 12/31/2015	$14.67105	$13.98741	19,247
01/01/2016 to 12/31/2016	$13.98741	$15.95772	15,105
01/01/2017 to 12/31/2017	$15.95772	$16.95539	12,996
01/01/2018 to 12/31/2018	$16.95539	$16.42859	10,552
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.13164	$7.23998	8,245
01/01/2010 to 12/31/2010	$7.23998	$8.09953	8,942
01/01/2011 to 12/31/2011	$8.09953	$7.67252	8,264
01/01/2012 to 12/31/2012	$7.67252	$8.86610	8,789
01/01/2013 to 12/31/2013	$8.86610	$12.25925	8,867
01/01/2014 to 12/31/2014	$12.25925	$13.78597	16,564
01/01/2015 to 12/31/2015	$13.78597	$12.56127	10,525
01/01/2016 to 12/31/2016	$12.56127	$14.88840	19,684
01/01/2017 to 12/31/2017	$14.88840	$17.54450	4,279
01/01/2018 to 12/31/2018	$17.54450	$14.88943	3,955

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.16356	$8.24382	14,840
01/01/2010 to 12/31/2010	$8.24382	$9.33168	16,577
01/01/2011 to 12/31/2011	$9.33168	$8.03342	16,187
01/01/2012 to 12/31/2012	$8.03342	$9.55950	18,110
01/01/2013 to 12/31/2013	$9.55950	$11.25178	13,254
01/01/2014 to 12/31/2014	$11.25178	$10.50929	12,324
01/01/2015 to 12/31/2015	$10.50929	$10.71692	11,996
01/01/2016 to 12/31/2016	$10.71692	$10.19492	10,383
01/01/2017 to 12/31/2017	$10.19492	$13.65004	6,953
01/01/2018 to 12/31/2018	$13.65004	$11.69522	7,125
AST International Value Portfolio
01/01/2009 to 12/31/2009	$7.03242	$9.07273	17,509
01/01/2010 to 12/31/2010	$9.07273	$9.96358	20,693
01/01/2011 to 12/31/2011	$9.96358	$8.61423	17,906
01/01/2012 to 12/31/2012	$8.61423	$9.93649	21,411
01/01/2013 to 12/31/2013	$9.93649	$11.73584	14,905
01/01/2014 to 12/31/2014	$11.73584	$10.82462	14,128
01/01/2015 to 12/31/2015	$10.82462	$10.78900	10,251
01/01/2016 to 12/31/2016	$10.78900	$10.72857	9,816
01/01/2017 to 12/31/2017	$10.72857	$13.02652	4,144
01/01/2018 to 12/31/2018	$13.02652	$10.79967	4,144
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.16470	$8.97209	83,579
01/01/2010 to 12/31/2010	$8.97209	$10.09570	180,965
01/01/2011 to 12/31/2011	$10.09570	$9.92415	159,454
01/01/2012 to 12/31/2012	$9.92415	$11.14402	187,821
01/01/2013 to 12/31/2013	$11.14402	$12.81121	215,742
01/01/2014 to 12/31/2014	$12.81121	$13.47161	160,456
01/01/2015 to 12/31/2015	$13.47161	$13.17891	162,881
01/01/2016 to 12/31/2016	$13.17891	$13.70907	155,245
01/01/2017 to 12/31/2017	$13.70907	$15.85158	177,885
01/01/2018 to 12/31/2018	$15.85158	$14.51521	158,213
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.65882	$8.94533	73,237
01/01/2010 to 12/31/2010	$8.94533	$9.47774	90,121
01/01/2011 to 12/31/2011	$9.47774	$8.51271	71,369
01/01/2012 to 12/31/2012	$8.51271	$10.25979	87,926
01/01/2013 to 12/31/2013	$10.25979	$11.70119	86,888
01/01/2014 to 12/31/2014	$11.70119	$10.83178	86,191
01/01/2015 to 12/31/2015	$10.83178	$10.40936	85,414
01/01/2016 to 12/31/2016	$10.40936	$10.49008	87,183
01/01/2017 to 12/31/2017	$10.49008	$13.44426	62,413
01/01/2018 to 12/31/2018	$13.44426	$10.96888	55,323
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.68154	$10.47282	156,166
01/01/2010 to 12/31/2010	$10.47282	$11.11144	162,648
01/01/2011 to 12/31/2011	$11.11144	$11.01089	136,088
01/01/2012 to 12/31/2012	$11.01089	$12.05253	153,416
01/01/2013 to 12/31/2013	$12.05253	$13.23001	146,722
01/01/2014 to 12/31/2014	$13.23001	$13.79232	143,295
01/01/2015 to 12/31/2015	$13.79232	$13.61064	129,449
01/01/2016 to 12/31/2016	$13.61064	$13.97257	115,663
01/01/2017 to 12/31/2017	$13.97257	$15.49136	106,301
01/01/2018 to 12/31/2018	$15.49136	$14.52922	97,962

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08445	$10.29766	2,987
01/01/2010 to 12/31/2010	$10.29766	$11.33263	3,456
01/01/2011 to 12/31/2011	$11.33263	$11.27814	4,988
01/01/2012 to 12/31/2012	$11.27814	$12.84306	4,781
01/01/2013 to 12/31/2013	$12.84306	$17.33075	6,691
01/01/2014 to 12/31/2014	$17.33075	$18.76206	6,219
01/01/2015 to 12/31/2015	$18.76206	$20.52125	10,348
01/01/2016 to 12/31/2016	$20.52125	$19.99116	9,565
01/01/2017 to 12/31/2017	$19.99116	$26.84592	4,507
01/01/2018 to 12/31/2018	$26.84592	$26.11149	2,660
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.49136	$8.32731	92,651
01/01/2010 to 12/31/2010	$8.32731	$9.85880	106,395
01/01/2011 to 12/31/2011	$9.85880	$9.65779	77,292
01/01/2012 to 12/31/2012	$9.65779	$10.71913	93,511
01/01/2013 to 12/31/2013	$10.71913	$14.47707	85,480
01/01/2014 to 12/31/2014	$14.47707	$15.82826	112,144
01/01/2015 to 12/31/2015	$15.82826	$17.22432	92,595
01/01/2016 to 12/31/2016	$17.22432	$17.97840	91,931
01/01/2017 to 12/31/2017	$17.97840	$23.63805	60,674
01/01/2018 to 12/31/2018	$23.63805	$22.73977	53,629
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.86591	$10.22659	16,515
01/01/2010 to 12/31/2010	$10.22659	$11.32823	16,271
01/01/2011 to 12/31/2011	$11.32823	$10.84879	13,808
01/01/2012 to 12/31/2012	$10.84879	$13.20047	18,291
01/01/2013 to 12/31/2013	$13.20047	$16.65686	20,049
01/01/2014 to 12/31/2014	$16.65686	$17.06526	21,789
01/01/2015 to 12/31/2015	$17.06526	$16.62402	19,797
01/01/2016 to 12/31/2016	$16.62402	$17.60416	21,426
01/01/2017 to 12/31/2017	$17.60416	$21.55373	17,649
01/01/2018 to 12/31/2018	$21.55373	$19.27191	20,013
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.46780	$9.17731	22,545
01/01/2010 to 12/31/2010	$9.17731	$10.23286	24,345
01/01/2011 to 12/31/2011	$10.23286	$10.05647	21,982
01/01/2012 to 12/31/2012	$10.05647	$11.64062	23,845
01/01/2013 to 12/31/2013	$11.64062	$15.73258	19,559
01/01/2014 to 12/31/2014	$15.73258	$16.90839	16,757
01/01/2015 to 12/31/2015	$16.90839	$17.92456	13,512
01/01/2016 to 12/31/2016	$17.92456	$18.05989	18,350
01/01/2017 to 12/31/2017	$18.05989	$23.33780	11,837
01/01/2018 to 12/31/2018	$23.33780	$23.56712	9,885
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99906	$10.21654	0
01/01/2013 to 12/31/2013	$10.21654	$13.58550	0
01/01/2014 to 12/31/2014	$13.58550	$14.80337	0
01/01/2015 to 12/31/2015	$14.80337	$14.52913	2,993
01/01/2016 to 12/31/2016	$14.52913	$16.29553	2,561
01/01/2017 to 12/31/2017	$16.29553	$18.90417	1,824
01/01/2018 to 12/31/2018	$18.90417	$16.79117	1,800

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.93706	$8.25521	28,304
01/01/2010 to 12/31/2010	$8.25521	$10.07406	32,782
01/01/2011 to 12/31/2011	$10.07406	$9.71228	27,059
01/01/2012 to 12/31/2012	$9.71228	$11.24632	26,947
01/01/2013 to 12/31/2013	$11.24632	$15.78904	24,883
01/01/2014 to 12/31/2014	$15.78904	$17.83399	26,947
01/01/2015 to 12/31/2015	$17.83399	$16.63736	28,478
01/01/2016 to 12/31/2016	$16.63736	$19.44707	27,737
01/01/2017 to 12/31/2017	$19.44707	$21.87753	26,129
01/01/2018 to 12/31/2018	$21.87753	$18.07118	25,502
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99906	$10.36012	107,003
01/01/2013 to 12/31/2013	$10.36012	$12.17967	87,961
01/01/2014 to 12/31/2014	$12.17967	$12.66004	82,982
01/01/2015 to 12/31/2015	$12.66004	$12.36071	61,685
01/01/2016 to 12/31/2016	$12.36071	$12.74858	56,693
01/01/2017 to 12/31/2017	$12.74858	$14.68262	34,671
01/01/2018 to 12/31/2018	$14.68262	$13.31368	33,538
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.58718	$9.19764	42,361
01/01/2010 to 12/31/2010	$9.19764	$11.11807	56,160
01/01/2011 to 12/31/2011	$11.11807	$8.76360	37,184
01/01/2012 to 12/31/2012	$8.76360	$10.21725	53,273
01/01/2013 to 12/31/2013	$10.21725	$10.12363	55,855
01/01/2014 to 12/31/2014	$10.12363	$9.53983	51,884
01/01/2015 to 12/31/2015	$9.53983	$7.85386	48,171
01/01/2016 to 12/31/2016	$7.85386	$8.72449	43,923
01/01/2017 to 12/31/2017	$8.72449	$10.90077	37,924
01/01/2018 to 12/31/2018	$10.90077	$9.26249	34,774
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.94287	$10.61276	448,927
01/01/2010 to 12/31/2010	$10.61276	$11.60130	656,070
01/01/2011 to 12/31/2011	$11.60130	$11.58376	575,522
01/01/2012 to 12/31/2012	$11.58376	$12.64008	601,602
01/01/2013 to 12/31/2013	$12.64008	$13.64749	569,511
01/01/2014 to 12/31/2014	$13.64749	$14.27151	519,613
01/01/2015 to 12/31/2015	$14.27151	$14.12963	483,170
01/01/2016 to 12/31/2016	$14.12963	$14.74108	447,292
01/01/2017 to 12/31/2017	$14.74108	$16.05020	455,518
01/01/2018 to 12/31/2018	$16.05020	$15.41605	397,807
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01898	$10.07970	0
01/01/2012 to 12/31/2012	$10.07970	$10.67350	174
01/01/2013 to 12/31/2013	$10.67350	$10.30815	2,542
01/01/2014 to 12/31/2014	$10.30815	$10.80858	5,106
01/01/2015 to 12/31/2015	$10.80858	$10.65698	6,690
01/01/2016 to 12/31/2016	$10.65698	$10.97952	19,876
01/01/2017 to 12/31/2017	$10.97952	$11.47055	7,512
01/01/2018 to 12/31/2018	$11.47055	$11.24718	4,437

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.67723	$8.31590	385,078
01/01/2010 to 12/31/2010	$8.31590	$9.78505	505,876
01/01/2011 to 12/31/2011	$9.78505	$9.07279	331,652
01/01/2012 to 12/31/2012	$9.07279	$10.12855	424,521
01/01/2013 to 12/31/2013	$10.12855	$11.71830	447,271
01/01/2014 to 12/31/2014	$11.71830	$12.65063	437,876
01/01/2015 to 12/31/2015	$12.65063	$12.43010	660,385
01/01/2016 to 12/31/2016	$12.43010	$13.52950	552,477
01/01/2017 to 12/31/2017	$13.52950	$15.52913	921,539
01/01/2018 to 12/31/2018	$15.52913	$14.18555	824,239
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99906	$11.71829	0
01/01/2014 to 12/31/2014	$11.71829	$13.35085	0
01/01/2015 to 12/31/2015	$13.35085	$13.40270	0
01/01/2016 to 12/31/2016	$13.40270	$14.68904	0
01/01/2017 to 12/31/2017	$14.68904	$17.63189	0
01/01/2018 to 12/31/2018	$17.63189	$16.18382	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.58425	$7.92988	3,297
01/01/2010 to 12/31/2010	$7.92988	$9.01948	3,834
01/01/2011 to 12/31/2011	$9.01948	$9.22534	4,259
01/01/2012 to 12/31/2012	$9.22534	$10.83546	3,453
01/01/2013 to 12/31/2013	$10.83546	$14.18591	3,162
01/01/2014 to 12/31/2014	$14.18591	$16.43863	4,848
01/01/2015 to 12/31/2015	$16.43863	$16.75203	9,323
01/01/2016 to 12/31/2016	$16.75203	$19.02067	10,231
01/01/2017 to 12/31/2017	$19.02067	$22.98910	9,104
01/01/2018 to 12/31/2018	$22.98910	$20.85891	8,726
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99906	$8.93111	0
01/01/2012 to 12/31/2012	$8.93111	$9.99122	0
01/01/2013 to 12/31/2013	$9.99122	$12.09007	0
01/01/2014 to 12/31/2014	$12.09007	$12.72948	0
01/01/2015 to 12/31/2015	$12.72948	$12.60374	0
01/01/2016 to 12/31/2016	$12.60374	$13.24842	0
01/01/2017 to 12/31/2017	$13.24842	$15.48077	0
01/01/2018 to 12/31/2018	$15.48077	$14.30489	417
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.37228	$8.99315	202,692
01/01/2010 to 12/31/2010	$8.99315	$9.95049	339,848
01/01/2011 to 12/31/2011	$9.95049	$9.65877	322,405
01/01/2012 to 12/31/2012	$9.65877	$10.53074	413,772
01/01/2013 to 12/31/2013	$10.53074	$11.70595	396,689
01/01/2014 to 12/31/2014	$11.70595	$12.16758	343,739
01/01/2015 to 12/31/2015	$12.16758	$12.00934	340,553
01/01/2016 to 12/31/2016	$12.00934	$12.44469	302,867
01/01/2017 to 12/31/2017	$12.44469	$14.30072	230,538
01/01/2018 to 12/31/2018	$14.30072	$13.02000	201,961

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.06720	$7.95736	8,510
01/01/2010 to 12/31/2010	$7.95736	$10.42724	8,772
01/01/2011 to 12/31/2011	$10.42724	$8.95723	23,243
01/01/2012 to 12/31/2012	$8.95723	$10.63290	31,497
01/01/2013 to 12/31/2013	$10.63290	$14.80209	28,866
01/01/2014 to 12/31/2014	$14.80209	$15.35683	27,230
01/01/2015 to 12/31/2015	$15.35683	$15.38490	23,927
01/01/2016 to 12/31/2016	$15.38490	$16.38132	19,885
01/01/2017 to 12/31/2017	$16.38132	$20.68014	15,004
01/01/2018 to 12/31/2018	$20.68014	$18.22692	12,790
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.77186	$8.96499	14,831
01/01/2010 to 12/31/2010	$8.96499	$12.09068	13,324
01/01/2011 to 12/31/2011	$12.09068	$11.83639	11,624
01/01/2012 to 12/31/2012	$11.83639	$13.12648	12,075
01/01/2013 to 12/31/2013	$13.12648	$17.54187	10,206
01/01/2014 to 12/31/2014	$17.54187	$18.00478	10,971
01/01/2015 to 12/31/2015	$18.00478	$17.93991	13,528
01/01/2016 to 12/31/2016	$17.93991	$19.87824	13,677
01/01/2017 to 12/31/2017	$19.87824	$24.35277	7,693
01/01/2018 to 12/31/2018	$24.35277	$22.05121	5,789
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.80776	$8.54762	14,293
01/01/2010 to 12/31/2010	$8.54762	$10.64704	18,369
01/01/2011 to 12/31/2011	$10.64704	$9.89697	12,997
01/01/2012 to 12/31/2012	$9.89697	$11.56117	16,108
01/01/2013 to 12/31/2013	$11.56117	$15.70455	13,354
01/01/2014 to 12/31/2014	$15.70455	$16.34388	10,213
01/01/2015 to 12/31/2015	$16.34388	$15.46160	8,518
01/01/2016 to 12/31/2016	$15.46160	$19.75027	6,929
01/01/2017 to 12/31/2017	$19.75027	$20.96085	5,874
01/01/2018 to 12/31/2018	$20.96085	$17.18313	3,456
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.20883	$10.07444	429,150
01/01/2010 to 12/31/2010	$10.07444	$11.10881	616,232
01/01/2011 to 12/31/2011	$11.10881	$11.20053	417,197
01/01/2012 to 12/31/2012	$11.20053	$12.56755	462,334
01/01/2013 to 12/31/2013	$12.56755	$14.51612	467,115
01/01/2014 to 12/31/2014	$14.51612	$15.19489	440,466
01/01/2015 to 12/31/2015	$15.19489	$15.02846	618,674
01/01/2016 to 12/31/2016	$15.02846	$15.97884	590,789
01/01/2017 to 12/31/2017	$15.97884	$18.23152	551,308
01/01/2018 to 12/31/2018	$18.23152	$17.06308	501,781
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.60360	$10.01288	42,017
01/01/2010 to 12/31/2010	$10.01288	$11.46414	49,802
01/01/2011 to 12/31/2011	$11.46414	$11.14181	40,647
01/01/2012 to 12/31/2012	$11.14181	$12.95171	50,903
01/01/2013 to 12/31/2013	$12.95171	$18.44178	32,516
01/01/2014 to 12/31/2014	$18.44178	$19.75356	34,426
01/01/2015 to 12/31/2015	$19.75356	$21.40054	34,562
01/01/2016 to 12/31/2016	$21.40054	$21.72856	26,183
01/01/2017 to 12/31/2017	$21.72856	$29.62073	11,213
01/01/2018 to 12/31/2018	$29.62073	$30.41439	12,562

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.85537	$8.01495	12,392
01/01/2010 to 12/31/2010	$8.01495	$8.90956	13,643
01/01/2011 to 12/31/2011	$8.90956	$8.76502	22,894
01/01/2012 to 12/31/2012	$8.76502	$9.82659	27,926
01/01/2013 to 12/31/2013	$9.82659	$13.07895	23,913
01/01/2014 to 12/31/2014	$13.07895	$13.13176	21,823
01/01/2015 to 12/31/2015	$13.13176	$12.19521	22,176
01/01/2016 to 12/31/2016	$12.19521	$12.79578	13,210
01/01/2017 to 12/31/2017	$12.79578	$14.74457	12,623
01/01/2018 to 12/31/2018	$14.74457	$13.16067	15,750
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.77408	$10.00208	76,768
01/01/2010 to 12/31/2010	$10.00208	$11.91091	92,032
01/01/2011 to 12/31/2011	$11.91091	$10.01899	72,277
01/01/2012 to 12/31/2012	$10.01899	$10.26325	93,365
01/01/2013 to 12/31/2013	$10.26325	$11.70716	82,847
01/01/2014 to 12/31/2014	$11.70716	$10.60644	73,134
01/01/2015 to 12/31/2015	$10.60644	$8.46705	66,549
01/01/2016 to 12/31/2016	$8.46705	$10.43151	66,718
01/01/2017 to 12/31/2017	$10.43151	$11.37604	41,467
01/01/2018 to 12/31/2018	$11.37604	$9.37313	29,717
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.80461	$11.97584	26,935
01/01/2010 to 12/31/2010	$11.97584	$12.51967	33,454
01/01/2011 to 12/31/2011	$12.51967	$12.88781	31,044
01/01/2012 to 12/31/2012	$12.88781	$13.40697	37,702
01/01/2013 to 12/31/2013	$13.40697	$12.75701	32,737
01/01/2014 to 12/31/2014	$12.75701	$12.68214	26,795
01/01/2015 to 12/31/2015	$12.68214	$11.95898	17,666
01/01/2016 to 12/31/2016	$11.95898	$12.33854	15,176
01/01/2017 to 12/31/2017	$12.33854	$12.44759	11,559
01/01/2018 to 12/31/2018	$12.44759	$12.55128	7,005
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.48787	$8.90836	9,900
01/01/2010 to 12/31/2010	$8.90836	$10.88622	12,647
01/01/2011 to 12/31/2011	$10.88622	$10.39116	10,794
01/01/2012 to 12/31/2012	$10.39116	$12.16435	11,235
01/01/2013 to 12/31/2013	$12.16435	$15.92438	8,887
01/01/2014 to 12/31/2014	$15.92438	$18.10000	9,819
01/01/2015 to 12/31/2015	$18.10000	$16.71168	8,070
01/01/2016 to 12/31/2016	$16.71168	$18.83435	7,599
01/01/2017 to 12/31/2017	$18.83435	$22.07104	5,316
01/01/2018 to 12/31/2018	$22.07104	$18.21299	2,722
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.60127	$8.38178	74,208
01/01/2010 to 12/31/2010	$8.38178	$9.49930	76,276
01/01/2011 to 12/31/2011	$9.49930	$9.06689	65,508
01/01/2012 to 12/31/2012	$9.06689	$9.95047	71,608
01/01/2013 to 12/31/2013	$9.95047	$11.85423	69,522
01/01/2014 to 12/31/2014	$11.85423	$12.36459	66,621
01/01/2015 to 12/31/2015	$12.36459	$12.14674	64,683
01/01/2016 to 12/31/2016	$12.14674	$12.79244	56,807
01/01/2017 to 12/31/2017	$12.79244	$14.36652	56,820
01/01/2018 to 12/31/2018	$14.36652	$13.49256	51,433

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.35796	$10.32747	84,145
01/01/2010 to 12/31/2010	$10.32747	$11.00618	133,754
01/01/2011 to 12/31/2011	$11.00618	$11.53676	95,603
01/01/2012 to 12/31/2012	$11.53676	$12.30126	119,554
01/01/2013 to 12/31/2013	$12.30126	$11.97983	118,738
01/01/2014 to 12/31/2014	$11.97983	$12.69607	114,908
01/01/2015 to 12/31/2015	$12.69607	$12.70694	108,959
01/01/2016 to 12/31/2016	$12.70694	$13.20970	110,271
01/01/2017 to 12/31/2017	$13.20970	$13.88365	86,443
01/01/2018 to 12/31/2018	$13.88365	$13.41422	127,539
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99906	$10.40569	0
01/01/2013 to 12/31/2013	$10.40569	$9.45060	0
01/01/2014 to 12/31/2014	$9.45060	$9.46962	0
01/01/2015 to 12/31/2015	$9.46962	$9.07336	0
01/01/2016 to 12/31/2016	$9.07336	$9.92183	0
01/01/2017 to 12/31/2017	$9.92183	$10.72167	0
01/01/2018 to 12/31/2018	$10.72167	$9.89245	0
*Denotes the start date of these sub-accounts

PREMIER B SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.81029	$9.51550	2,585,673
01/01/2010 to 12/31/2010	$9.51550	$10.42979	2,528,955
01/01/2011 to 12/31/2011	$10.42979	$9.93908	2,381,304
01/01/2012 to 12/31/2012	$9.93908	$10.95233	2,293,332
01/01/2013 to 12/31/2013	$10.95233	$11.79135	2,081,597
01/01/2014 to 12/31/2014	$11.79135	$11.98395	1,999,223
01/01/2015 to 12/31/2015	$11.98395	$11.35404	1,838,222
01/01/2016 to 12/31/2016	$11.35404	$11.81988	1,753,948
01/01/2017 to 12/31/2017	$11.81988	$13.02803	1,409,721
01/01/2018 to 12/31/2018	$13.02803	$11.71484	1,231,890
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.81681	$9.66501	405,643
01/01/2010 to 12/31/2010	$9.66501	$10.75845	408,031
01/01/2011 to 12/31/2011	$10.75845	$10.54414	447,743
01/01/2012 to 12/31/2012	$10.54414	$11.73066	448,691
01/01/2013 to 12/31/2013	$11.73066	$13.38514	452,274
01/01/2014 to 12/31/2014	$13.38514	$13.90376	442,767
01/01/2015 to 12/31/2015	$13.90376	$13.72034	433,931
01/01/2016 to 12/31/2016	$13.72034	$14.38670	417,529
01/01/2017 to 12/31/2017	$14.38670	$16.46876	332,157
01/01/2018 to 12/31/2018	$16.46876	$15.17127	290,085
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99825	$11.60058	0
01/01/2014 to 12/31/2014	$11.60058	$12.85205	0
01/01/2015 to 12/31/2015	$12.85205	$12.79876	0
01/01/2016 to 12/31/2016	$12.79876	$13.87101	0
01/01/2017 to 12/31/2017	$13.87101	$16.58571	0
01/01/2018 to 12/31/2018	$16.58571	$14.91411	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.12556	$9.75872	1,177,713
01/01/2010 to 12/31/2010	$9.75872	$10.72990	1,117,527
01/01/2011 to 12/31/2011	$10.72990	$10.37669	992,099
01/01/2012 to 12/31/2012	$10.37669	$11.42526	980,480
01/01/2013 to 12/31/2013	$11.42526	$13.15871	951,892
01/01/2014 to 12/31/2014	$13.15871	$13.72184	935,093
01/01/2015 to 12/31/2015	$13.72184	$13.49691	853,181
01/01/2016 to 12/31/2016	$13.49691	$14.04564	780,009
01/01/2017 to 12/31/2017	$14.04564	$15.80043	705,564
01/01/2018 to 12/31/2018	$15.80043	$14.70288	608,394
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99767	$9.13787	2,049
01/01/2012 to 12/31/2012	$9.13787	$10.00940	6,178
01/01/2013 to 12/31/2013	$10.00940	$10.86224	21,339
01/01/2014 to 12/31/2014	$10.86224	$11.15414	21,204
01/01/2015 to 12/31/2015	$11.15414	$10.59169	17,482
01/01/2016 to 12/31/2016	$10.59169	$11.09090	19,208
01/01/2017 to 12/31/2017	$11.09090	$12.22743	17,940
01/01/2018 to 12/31/2018	$12.22743	$11.33686	18,337

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$10.83850	$11.37025	0
01/01/2010 to 12/31/2010	$11.37025	$11.56490	5,769
01/01/2011 to 12/31/2011	$11.56490	$11.57644	2,885
01/01/2012 to 12/31/2012	$11.57644	$11.86441	0
01/01/2013 to 12/31/2013	$11.86441	$11.36215	0
01/01/2014 to 12/31/2014	$11.36215	$11.11228	0
01/01/2015 to 12/31/2015	$11.11228	$10.93103	0
01/01/2016 to 12/31/2016	$10.93103	$10.87642	0
01/01/2017 to 12/31/2017	$10.87642	$10.82970	0
01/01/2018 to 12/31/2018	$10.82970	$10.67959	0
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$10.73963	$11.88583	3,056
01/01/2010 to 12/31/2010	$11.88583	$12.53367	11,998
01/01/2011 to 12/31/2011	$12.53367	$12.66037	4,729
01/01/2012 to 12/31/2012	$12.66037	$13.54882	2,500
01/01/2013 to 12/31/2013	$13.54882	$13.01993	811
01/01/2014 to 12/31/2014	$13.01993	$13.28517	1,555
01/01/2015 to 12/31/2015	$13.28517	$12.73133	1,295
01/01/2016 to 12/31/2016	$12.73133	$12.99091	569
01/01/2017 to 12/31/2017	$12.99091	$13.27296	904
01/01/2018 to 12/31/2018	$13.27296	$12.90628	272
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.32195	$11.03670	16,371
01/01/2010 to 12/31/2010	$11.03670	$12.01294	17,593
01/01/2011 to 12/31/2011	$12.01294	$13.35765	0
01/01/2012 to 12/31/2012	$13.35765	$13.82354	0
01/01/2013 to 12/31/2013	$13.82354	$13.10722	0
01/01/2014 to 12/31/2014	$13.10722	$13.17292	0
01/01/2015 to 12/31/2015	$13.17292	$13.00013	0
01/01/2016 to 12/31/2016	$13.00013	$12.93197	0
01/01/2017 to 12/31/2017	$12.93197	$12.75070	0
01/01/2018 to 12/31/2018	$12.75070	$12.57521	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.28296	$10.90486	1,719
01/01/2010 to 12/31/2010	$10.90486	$11.88816	0
01/01/2011 to 12/31/2011	$11.88816	$13.49739	0
01/01/2012 to 12/31/2012	$13.49739	$13.98700	0
01/01/2013 to 12/31/2013	$13.98700	$13.03100	0
01/01/2014 to 12/31/2014	$13.03100	$13.30075	0
01/01/2015 to 12/31/2015	$13.30075	$13.16031	0
01/01/2016 to 12/31/2016	$13.16031	$13.07025	0
01/01/2017 to 12/31/2017	$13.07025	$12.89316	0
01/01/2018 to 12/31/2018	$12.89316	$12.69176	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.36379	$8.76162	0
01/01/2010 to 12/31/2010	$8.76162	$9.59316	86,467
01/01/2011 to 12/31/2011	$9.59316	$11.14555	3,629
01/01/2012 to 12/31/2012	$11.14555	$11.60016	0
01/01/2013 to 12/31/2013	$11.60016	$10.61606	7,449
01/01/2014 to 12/31/2014	$10.61606	$11.03272	6,214
01/01/2015 to 12/31/2015	$11.03272	$10.96546	0
01/01/2016 to 12/31/2016	$10.96546	$10.94518	0
01/01/2017 to 12/31/2017	$10.94518	$10.81023	0
01/01/2018 to 12/31/2018	$10.81023	$10.61218	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99767	$10.97418	34,183
01/01/2011 to 12/31/2011	$10.97418	$12.92454	171,247
01/01/2012 to 12/31/2012	$12.92454	$13.51172	93,962
01/01/2013 to 12/31/2013	$13.51172	$12.30125	873
01/01/2014 to 12/31/2014	$12.30125	$12.96721	0
01/01/2015 to 12/31/2015	$12.96721	$12.92067	0
01/01/2016 to 12/31/2016	$12.92067	$12.90658	0
01/01/2017 to 12/31/2017	$12.90658	$12.83534	0
01/01/2018 to 12/31/2018	$12.83534	$12.57217	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99825	$11.98335	55,970
01/01/2012 to 12/31/2012	$11.98335	$12.41671	89,037
01/01/2013 to 12/31/2013	$12.41671	$10.97074	5,914
01/01/2014 to 12/31/2014	$10.97074	$11.85345	5,906
01/01/2015 to 12/31/2015	$11.85345	$11.84723	5,913
01/01/2016 to 12/31/2016	$11.84723	$11.81028	5,917
01/01/2017 to 12/31/2017	$11.81028	$11.74370	4,784
01/01/2018 to 12/31/2018	$11.74370	$11.47831	3,818
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99767	$10.36658	4,470
01/01/2013 to 12/31/2013	$10.36658	$9.11332	172,267
01/01/2014 to 12/31/2014	$9.11332	$10.04730	59,254
01/01/2015 to 12/31/2015	$10.04730	$10.10215	8,189
01/01/2016 to 12/31/2016	$10.10215	$10.07888	8,317
01/01/2017 to 12/31/2017	$10.07888	$10.03460	6,724
01/01/2018 to 12/31/2018	$10.03460	$9.79633	6,719
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99883	$8.72233	154,802
01/01/2014 to 12/31/2014	$8.72233	$9.78466	69,304
01/01/2015 to 12/31/2015	$9.78466	$9.85078	0
01/01/2016 to 12/31/2016	$9.85078	$9.82775	0
01/01/2017 to 12/31/2017	$9.82775	$9.78329	0
01/01/2018 to 12/31/2018	$9.78329	$9.51465	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99883	$11.26778	36,347
01/01/2015 to 12/31/2015	$11.26778	$11.25110	202,533
01/01/2016 to 12/31/2016	$11.25110	$11.28706	0
01/01/2017 to 12/31/2017	$11.28706	$11.25223	0
01/01/2018 to 12/31/2018	$11.25223	$10.93312	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99883	$9.90696	22,710
01/01/2016 to 12/31/2016	$9.90696	$9.90025	123,629
01/01/2017 to 12/31/2017	$9.90025	$9.92705	94,995
01/01/2018 to 12/31/2018	$9.92705	$9.61582	104,565
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99767	$9.84877	162,414
01/01/2017 to 12/31/2017	$9.84877	$9.90087	117,540
01/01/2018 to 12/31/2018	$9.90087	$9.56934	130,584
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99767	$10.00547	0
01/01/2018 to 12/31/2018	$10.00547	$9.59241	4,026
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99767	$9.63179	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.62186	$9.34393	1,812,334
01/01/2010 to 12/31/2010	$9.34393	$10.37074	1,767,556
01/01/2011 to 12/31/2011	$10.37074	$9.90639	1,650,713
01/01/2012 to 12/31/2012	$9.90639	$11.02837	1,555,937
01/01/2013 to 12/31/2013	$11.02837	$13.24495	1,561,781
01/01/2014 to 12/31/2014	$13.24495	$13.87306	1,553,356
01/01/2015 to 12/31/2015	$13.87306	$13.65344	1,465,722
01/01/2016 to 12/31/2016	$13.65344	$14.28049	1,388,081
01/01/2017 to 12/31/2017	$14.28049	$16.48186	1,320,053
01/01/2018 to 12/31/2018	$16.48186	$15.12991	1,189,260
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99825	$11.61702	0
01/01/2014 to 12/31/2014	$11.61702	$12.92033	0
01/01/2015 to 12/31/2015	$12.92033	$12.19660	0
01/01/2016 to 12/31/2016	$12.19660	$13.71886	0
01/01/2017 to 12/31/2017	$13.71886	$15.90270	0
01/01/2018 to 12/31/2018	$15.90270	$14.82424	0
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.83369	$10.31138	0
01/01/2010 to 12/31/2010	$10.31138	$12.99078	504
01/01/2011 to 12/31/2011	$12.99078	$13.55593	73
01/01/2012 to 12/31/2012	$13.55593	$15.30693	118
01/01/2013 to 12/31/2013	$15.30693	$15.45428	23
01/01/2014 to 12/31/2014	$15.45428	$19.80618	107
01/01/2015 to 12/31/2015	$19.80618	$20.32859	43
01/01/2016 to 12/31/2016	$20.32859	$20.86005	20
01/01/2017 to 12/31/2017	$20.86005	$21.69757	28
01/01/2018 to 12/31/2018	$21.69757	$20.22857	18
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.09464	$8.71044	405,249
01/01/2010 to 12/31/2010	$8.71044	$9.75195	412,281
01/01/2011 to 12/31/2011	$9.75195	$9.40336	379,639
01/01/2012 to 12/31/2012	$9.40336	$10.18410	395,793
01/01/2013 to 12/31/2013	$10.18410	$11.44134	387,986
01/01/2014 to 12/31/2014	$11.44134	$11.55347	389,012
01/01/2015 to 12/31/2015	$11.55347	$11.42231	361,580
01/01/2016 to 12/31/2016	$11.42231	$11.65798	334,566
01/01/2017 to 12/31/2017	$11.65798	$13.29322	304,265
01/01/2018 to 12/31/2018	$13.29322	$12.00412	255,980
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.70989	$8.06833	1,402
01/01/2010 to 12/31/2010	$8.06833	$9.49404	1,184
01/01/2011 to 12/31/2011	$9.49404	$8.82617	566
01/01/2012 to 12/31/2012	$8.82617	$10.95611	581
01/01/2013 to 12/31/2013	$10.95611	$11.19183	148
01/01/2014 to 12/31/2014	$11.19183	$12.48181	349
01/01/2015 to 12/31/2015	$12.48181	$12.20812	191
01/01/2016 to 12/31/2016	$12.20812	$12.05876	94
01/01/2017 to 12/31/2017	$12.05876	$13.09078	187
01/01/2018 to 12/31/2018	$13.09078	$12.21019	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.79111	$8.18418	0
01/01/2010 to 12/31/2010	$8.18418	$9.04440	0
01/01/2011 to 12/31/2011	$9.04440	$8.36561	0
01/01/2012 to 12/31/2012	$8.36561	$9.79991	0
01/01/2013 to 12/31/2013	$9.79991	$12.81173	0
01/01/2014 to 12/31/2014	$12.81173	$14.18909	0
01/01/2015 to 12/31/2015	$14.18909	$13.24853	179
01/01/2016 to 12/31/2016	$13.24853	$14.46725	76
01/01/2017 to 12/31/2017	$14.46725	$15.54406	124
01/01/2018 to 12/31/2018	$15.54406	$13.91761	44
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.51861	$11.41627	427
01/01/2010 to 12/31/2010	$11.41627	$13.39182	1,187
01/01/2011 to 12/31/2011	$13.39182	$12.71994	263
01/01/2012 to 12/31/2012	$12.71994	$14.89424	202
01/01/2013 to 12/31/2013	$14.89424	$19.27459	32
01/01/2014 to 12/31/2014	$19.27459	$21.04401	158
01/01/2015 to 12/31/2015	$21.04401	$19.42968	158
01/01/2016 to 12/31/2016	$19.42968	$19.33450	88
01/01/2017 to 12/31/2017	$19.33450	$24.05668	149
01/01/2018 to 12/31/2018	$24.05668	$22.52338	26
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.75350	$9.17026	43,949
01/01/2010 to 12/31/2010	$9.17026	$10.01855	36,638
01/01/2011 to 12/31/2011	$10.01855	$9.75834	33,986
01/01/2012 to 12/31/2012	$9.75834	$10.52024	35,467
01/01/2013 to 12/31/2013	$10.52024	$11.31029	44,601
01/01/2014 to 12/31/2014	$11.31029	$11.51968	48,480
01/01/2015 to 12/31/2015	$11.51968	$11.17468	44,204
01/01/2016 to 12/31/2016	$11.17468	$11.51496	32,958
01/01/2017 to 12/31/2017	$11.51496	$12.65796	36,194
01/01/2018 to 12/31/2018	$12.65796	$11.51559	29,900
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.38651	$9.46659	1,076
01/01/2010 to 12/31/2010	$9.46659	$11.74810	465
01/01/2011 to 12/31/2011	$11.74810	$11.65091	456
01/01/2012 to 12/31/2012	$11.65091	$13.19484	500
01/01/2013 to 12/31/2013	$13.19484	$17.93083	209
01/01/2014 to 12/31/2014	$17.93083	$18.81697	471
01/01/2015 to 12/31/2015	$18.81697	$17.40873	232
01/01/2016 to 12/31/2016	$17.40873	$21.18672	143
01/01/2017 to 12/31/2017	$21.18672	$23.27004	379
01/01/2018 to 12/31/2018	$23.27004	$19.57386	51
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$10.43295	$10.29201	14,531
01/01/2010 to 12/31/2010	$10.29201	$10.07791	1,709
01/01/2011 to 12/31/2011	$10.07791	$9.86837	3,458
01/01/2012 to 12/31/2012	$9.86837	$9.66107	3,566
01/01/2013 to 12/31/2013	$9.66107	$9.45779	195
01/01/2014 to 12/31/2014	$9.45779	$9.25875	529
01/01/2015 to 12/31/2015	$9.25875	$9.06383	464
01/01/2016 to 12/31/2016	$9.06383	$8.87349	239
01/01/2017 to 12/31/2017	$8.87349	$8.71666	808
01/01/2018 to 12/31/2018	$8.71666	$8.64318	756

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.23996	$10.29318	904
01/01/2010 to 12/31/2010	$10.29318	$11.43698	4,162
01/01/2011 to 12/31/2011	$11.43698	$11.55188	2,408
01/01/2012 to 12/31/2012	$11.55188	$12.87737	374
01/01/2013 to 12/31/2013	$12.87737	$13.51149	81
01/01/2014 to 12/31/2014	$13.51149	$13.56529	262
01/01/2015 to 12/31/2015	$13.56529	$12.80653	224
01/01/2016 to 12/31/2016	$12.80653	$14.46792	91
01/01/2017 to 12/31/2017	$14.46792	$15.22246	214
01/01/2018 to 12/31/2018	$15.22246	$14.60433	87
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.13017	$7.75509	0
01/01/2010 to 12/31/2010	$7.75509	$8.59095	0
01/01/2011 to 12/31/2011	$8.59095	$8.05852	0
01/01/2012 to 12/31/2012	$8.05852	$9.22079	0
01/01/2013 to 12/31/2013	$9.22079	$12.62489	0
01/01/2014 to 12/31/2014	$12.62489	$14.05810	0
01/01/2015 to 12/31/2015	$14.05810	$12.68362	0
01/01/2016 to 12/31/2016	$12.68362	$14.88655	0
01/01/2017 to 12/31/2017	$14.88655	$17.37125	0
01/01/2018 to 12/31/2018	$17.37125	$14.59713	0
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.07814	$7.95060	0
01/01/2010 to 12/31/2010	$7.95060	$8.91178	0
01/01/2011 to 12/31/2011	$8.91178	$7.59690	0
01/01/2012 to 12/31/2012	$7.59690	$8.95135	0
01/01/2013 to 12/31/2013	$8.95135	$10.43284	0
01/01/2014 to 12/31/2014	$10.43284	$9.64884	0
01/01/2015 to 12/31/2015	$9.64884	$9.74315	0
01/01/2016 to 12/31/2016	$9.74315	$9.17813	0
01/01/2017 to 12/31/2017	$9.17813	$12.16870	0
01/01/2018 to 12/31/2018	$12.16870	$10.32323	0
AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.75855	$8.75042	691
01/01/2010 to 12/31/2010	$8.75042	$9.51572	263
01/01/2011 to 12/31/2011	$9.51572	$8.14664	293
01/01/2012 to 12/31/2012	$8.14664	$9.30490	321
01/01/2013 to 12/31/2013	$9.30490	$10.88229	134
01/01/2014 to 12/31/2014	$10.88229	$9.93905	302
01/01/2015 to 12/31/2015	$9.93905	$9.80934	149
01/01/2016 to 12/31/2016	$9.80934	$9.65905	92
01/01/2017 to 12/31/2017	$9.65905	$11.61362	184
01/01/2018 to 12/31/2018	$11.61362	$9.53343	0
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.23727	$8.82580	12,012
01/01/2010 to 12/31/2010	$8.82580	$9.83405	15,656
01/01/2011 to 12/31/2011	$9.83405	$9.57260	14,436
01/01/2012 to 12/31/2012	$9.57260	$10.64380	18,387
01/01/2013 to 12/31/2013	$10.64380	$12.11634	29,591
01/01/2014 to 12/31/2014	$12.11634	$12.61628	32,188
01/01/2015 to 12/31/2015	$12.61628	$12.22130	34,133
01/01/2016 to 12/31/2016	$12.22130	$12.58880	33,459
01/01/2017 to 12/31/2017	$12.58880	$14.41429	28,676
01/01/2018 to 12/31/2018	$14.41429	$13.06909	27,149

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.77613	$10.43150	1,337
01/01/2010 to 12/31/2010	$10.43150	$10.94417	1,763
01/01/2011 to 12/31/2011	$10.94417	$9.73366	529
01/01/2012 to 12/31/2012	$9.73366	$11.61603	290
01/01/2013 to 12/31/2013	$11.61603	$13.11836	75
01/01/2014 to 12/31/2014	$13.11836	$12.02474	233
01/01/2015 to 12/31/2015	$12.02474	$11.44260	209
01/01/2016 to 12/31/2016	$11.44260	$11.41863	97
01/01/2017 to 12/31/2017	$11.41863	$14.49160	279
01/01/2018 to 12/31/2018	$14.49160	$11.70686	134
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.56475	$11.06807	252,584
01/01/2010 to 12/31/2010	$11.06807	$11.62819	210,165
01/01/2011 to 12/31/2011	$11.62819	$11.41042	208,542
01/01/2012 to 12/31/2012	$11.41042	$12.36735	203,929
01/01/2013 to 12/31/2013	$12.36735	$13.44281	216,843
01/01/2014 to 12/31/2014	$13.44281	$13.87695	205,078
01/01/2015 to 12/31/2015	$13.87695	$13.56006	200,206
01/01/2016 to 12/31/2016	$13.56006	$13.78480	187,393
01/01/2017 to 12/31/2017	$13.78480	$15.13401	171,961
01/01/2018 to 12/31/2018	$15.13401	$14.05432	152,521
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08364	$10.28433	0
01/01/2010 to 12/31/2010	$10.28433	$11.20726	0
01/01/2011 to 12/31/2011	$11.20726	$11.04434	0
01/01/2012 to 12/31/2012	$11.04434	$12.45348	0
01/01/2013 to 12/31/2013	$12.45348	$16.64059	0
01/01/2014 to 12/31/2014	$16.64059	$17.83853	0
01/01/2015 to 12/31/2015	$17.83853	$19.32012	0
01/01/2016 to 12/31/2016	$19.32012	$18.63740	0
01/01/2017 to 12/31/2017	$18.63740	$24.78385	0
01/01/2018 to 12/31/2018	$24.78385	$23.86832	0
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.07656	$8.98924	599
01/01/2010 to 12/31/2010	$8.98924	$10.53837	861
01/01/2011 to 12/31/2011	$10.53837	$10.22269	345
01/01/2012 to 12/31/2012	$10.22269	$11.23474	358
01/01/2013 to 12/31/2013	$11.23474	$15.02504	76
01/01/2014 to 12/31/2014	$15.02504	$16.26647	222
01/01/2015 to 12/31/2015	$16.26647	$17.52780	164
01/01/2016 to 12/31/2016	$17.52780	$18.11653	71
01/01/2017 to 12/31/2017	$18.11653	$23.58740	95
01/01/2018 to 12/31/2018	$23.58740	$22.46755	33
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.52874	$11.31440	0
01/01/2010 to 12/31/2010	$11.31440	$12.41066	197
01/01/2011 to 12/31/2011	$12.41066	$11.76918	0
01/01/2012 to 12/31/2012	$11.76918	$14.18000	0
01/01/2013 to 12/31/2013	$14.18000	$17.71763	0
01/01/2014 to 12/31/2014	$17.71763	$17.97436	0
01/01/2015 to 12/31/2015	$17.97436	$17.33816	0
01/01/2016 to 12/31/2016	$17.33816	$18.18118	0
01/01/2017 to 12/31/2017	$18.18118	$22.04297	0
01/01/2018 to 12/31/2018	$22.04297	$19.51516	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.11993	$9.83697	0
01/01/2010 to 12/31/2010	$9.83697	$10.86121	0
01/01/2011 to 12/31/2011	$10.86121	$10.56972	0
01/01/2012 to 12/31/2012	$10.56972	$12.11467	0
01/01/2013 to 12/31/2013	$12.11467	$16.21309	0
01/01/2014 to 12/31/2014	$16.21309	$17.25433	0
01/01/2015 to 12/31/2015	$17.25433	$18.11220	0
01/01/2016 to 12/31/2016	$18.11220	$18.07074	0
01/01/2017 to 12/31/2017	$18.07074	$23.12420	0
01/01/2018 to 12/31/2018	$23.12420	$23.12146	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99826	$10.17925	0
01/01/2013 to 12/31/2013	$10.17925	$13.40346	0
01/01/2014 to 12/31/2014	$13.40346	$14.46206	0
01/01/2015 to 12/31/2015	$14.46206	$14.05525	0
01/01/2016 to 12/31/2016	$14.05525	$15.61022	0
01/01/2017 to 12/31/2017	$15.61022	$17.93242	232
01/01/2018 to 12/31/2018	$17.93242	$15.77119	129
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.82547	$9.23915	0
01/01/2010 to 12/31/2010	$9.23915	$11.16454	372
01/01/2011 to 12/31/2011	$11.16454	$10.65842	0
01/01/2012 to 12/31/2012	$10.65842	$12.22088	0
01/01/2013 to 12/31/2013	$12.22088	$16.98935	0
01/01/2014 to 12/31/2014	$16.98935	$19.00188	0
01/01/2015 to 12/31/2015	$19.00188	$17.55329	0
01/01/2016 to 12/31/2016	$17.55329	$20.31740	0
01/01/2017 to 12/31/2017	$20.31740	$22.63368	0
01/01/2018 to 12/31/2018	$22.63368	$18.51160	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.29125	0
01/01/2013 to 12/31/2013	$10.29125	$11.98012	0
01/01/2014 to 12/31/2014	$11.98012	$12.33061	0
01/01/2015 to 12/31/2015	$12.33061	$11.92120	0
01/01/2016 to 12/31/2016	$11.92120	$12.17518	0
01/01/2017 to 12/31/2017	$12.17518	$13.88539	0
01/01/2018 to 12/31/2018	$13.88539	$12.46673	384
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.16286	$9.06699	475
01/01/2010 to 12/31/2010	$9.06699	$10.85299	1,391
01/01/2011 to 12/31/2011	$10.85299	$8.47100	321
01/01/2012 to 12/31/2012	$8.47100	$9.77928	317
01/01/2013 to 12/31/2013	$9.77928	$9.59482	63
01/01/2014 to 12/31/2014	$9.59482	$8.95297	319
01/01/2015 to 12/31/2015	$8.95297	$7.29837	182
01/01/2016 to 12/31/2016	$7.29837	$8.02833	83
01/01/2017 to 12/31/2017	$8.02833	$9.93315	104
01/01/2018 to 12/31/2018	$9.93315	$8.35712	76

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$9.02684	$10.45297	454,267
01/01/2010 to 12/31/2010	$10.45297	$11.31482	415,615
01/01/2011 to 12/31/2011	$11.31482	$11.18744	376,199
01/01/2012 to 12/31/2012	$11.18744	$12.08780	405,336
01/01/2013 to 12/31/2013	$12.08780	$12.92344	405,941
01/01/2014 to 12/31/2014	$12.92344	$13.38204	396,738
01/01/2015 to 12/31/2015	$13.38204	$13.11913	330,834
01/01/2016 to 12/31/2016	$13.11913	$13.55324	287,768
01/01/2017 to 12/31/2017	$13.55324	$14.61302	252,246
01/01/2018 to 12/31/2018	$14.61302	$13.89754	206,016
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01817	$10.06259	0
01/01/2012 to 12/31/2012	$10.06259	$10.55085	0
01/01/2013 to 12/31/2013	$10.55085	$10.08987	0
01/01/2014 to 12/31/2014	$10.08987	$10.47613	0
01/01/2015 to 12/31/2015	$10.47613	$10.22815	0
01/01/2016 to 12/31/2016	$10.22815	$10.43484	0
01/01/2017 to 12/31/2017	$10.43484	$10.79503	366
01/01/2018 to 12/31/2018	$10.79503	$10.48066	203
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.69815	$8.15269	320,913
01/01/2010 to 12/31/2010	$8.15269	$9.49915	335,516
01/01/2011 to 12/31/2011	$9.49915	$8.72164	289,364
01/01/2012 to 12/31/2012	$8.72164	$9.64095	276,214
01/01/2013 to 12/31/2013	$9.64095	$11.04506	295,386
01/01/2014 to 12/31/2014	$11.04506	$11.80709	280,445
01/01/2015 to 12/31/2015	$11.80709	$11.48776	314,926
01/01/2016 to 12/31/2016	$11.48776	$12.38175	301,211
01/01/2017 to 12/31/2017	$12.38175	$14.07297	354,941
01/01/2018 to 12/31/2018	$14.07297	$12.72880	323,768
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99825	$11.63992	0
01/01/2014 to 12/31/2014	$11.63992	$13.13171	0
01/01/2015 to 12/31/2015	$13.13171	$13.05374	0
01/01/2016 to 12/31/2016	$13.05374	$14.16694	0
01/01/2017 to 12/31/2017	$14.16694	$16.83933	0
01/01/2018 to 12/31/2018	$16.83933	$15.30417	0
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.42608	$8.16461	0
01/01/2010 to 12/31/2010	$8.16461	$9.19572	623
01/01/2011 to 12/31/2011	$9.19572	$9.31379	0
01/01/2012 to 12/31/2012	$9.31379	$10.83195	0
01/01/2013 to 12/31/2013	$10.83195	$14.04263	0
01/01/2014 to 12/31/2014	$14.04263	$16.11343	0
01/01/2015 to 12/31/2015	$16.11343	$16.26001	0
01/01/2016 to 12/31/2016	$16.26001	$18.28171	0
01/01/2017 to 12/31/2017	$18.28171	$21.88041	0
01/01/2018 to 12/31/2018	$21.88041	$19.65744	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99825	$8.87224	0
01/01/2012 to 12/31/2012	$8.87224	$9.82808	0
01/01/2013 to 12/31/2013	$9.82808	$11.77614	3,317
01/01/2014 to 12/31/2014	$11.77614	$12.27770	3,316
01/01/2015 to 12/31/2015	$12.27770	$12.03733	2,596
01/01/2016 to 12/31/2016	$12.03733	$12.52956	3,089
01/01/2017 to 12/31/2017	$12.52956	$14.49778	18,948
01/01/2018 to 12/31/2018	$14.49778	$13.26452	18,903
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.44202	$8.84650	36,583
01/01/2010 to 12/31/2010	$8.84650	$9.69251	46,112
01/01/2011 to 12/31/2011	$9.69251	$9.31643	36,265
01/01/2012 to 12/31/2012	$9.31643	$10.05781	42,650
01/01/2013 to 12/31/2013	$10.05781	$11.07099	30,600
01/01/2014 to 12/31/2014	$11.07099	$11.39502	37,309
01/01/2015 to 12/31/2015	$11.39502	$11.13666	35,838
01/01/2016 to 12/31/2016	$11.13666	$11.42774	30,882
01/01/2017 to 12/31/2017	$11.42774	$13.00392	32,025
01/01/2018 to 12/31/2018	$13.00392	$11.72267	25,995
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.17846	$9.33599	0
01/01/2010 to 12/31/2010	$9.33599	$12.11421	313
01/01/2011 to 12/31/2011	$12.11421	$10.30454	1,070
01/01/2012 to 12/31/2012	$10.30454	$12.11213	1,210
01/01/2013 to 12/31/2013	$12.11213	$16.69652	547
01/01/2014 to 12/31/2014	$16.69652	$17.15266	1,047
01/01/2015 to 12/31/2015	$17.15266	$17.01573	648
01/01/2016 to 12/31/2016	$17.01573	$17.94086	307
01/01/2017 to 12/31/2017	$17.94086	$22.42793	722
01/01/2018 to 12/31/2018	$22.42793	$19.57256	16
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.58987	$8.64603	263
01/01/2010 to 12/31/2010	$8.64603	$11.54673	207
01/01/2011 to 12/31/2011	$11.54673	$11.19338	82
01/01/2012 to 12/31/2012	$11.19338	$12.29157	0
01/01/2013 to 12/31/2013	$12.29157	$16.26529	0
01/01/2014 to 12/31/2014	$16.26529	$16.53096	0
01/01/2015 to 12/31/2015	$16.53096	$16.31014	0
01/01/2016 to 12/31/2016	$16.31014	$17.89590	0
01/01/2017 to 12/31/2017	$17.89590	$21.71043	0
01/01/2018 to 12/31/2018	$21.71043	$19.46481	0
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.59461	$9.85035	229
01/01/2010 to 12/31/2010	$9.85035	$12.14978	417
01/01/2011 to 12/31/2011	$12.14978	$11.18351	71
01/01/2012 to 12/31/2012	$11.18351	$12.93597	0
01/01/2013 to 12/31/2013	$12.93597	$17.40023	0
01/01/2014 to 12/31/2014	$17.40023	$17.93134	0
01/01/2015 to 12/31/2015	$17.93134	$16.79729	0
01/01/2016 to 12/31/2016	$16.79729	$21.24700	0
01/01/2017 to 12/31/2017	$21.24700	$22.32918	0
01/01/2018 to 12/31/2018	$22.32918	$18.12451	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.61061	$10.41585	227,995
01/01/2010 to 12/31/2010	$10.41585	$11.37298	263,450
01/01/2011 to 12/31/2011	$11.37298	$11.35486	257,883
01/01/2012 to 12/31/2012	$11.35486	$12.61577	288,496
01/01/2013 to 12/31/2013	$12.61577	$14.42921	320,672
01/01/2014 to 12/31/2014	$14.42921	$14.95605	331,895
01/01/2015 to 12/31/2015	$14.95605	$14.64748	328,901
01/01/2016 to 12/31/2016	$14.64748	$15.42163	323,452
01/01/2017 to 12/31/2017	$15.42163	$17.42399	288,441
01/01/2018 to 12/31/2018	$17.42399	$16.14672	223,861
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.33023	$9.65708	0
01/01/2010 to 12/31/2010	$9.65708	$10.94866	0
01/01/2011 to 12/31/2011	$10.94866	$10.53687	0
01/01/2012 to 12/31/2012	$10.53687	$12.12848	0
01/01/2013 to 12/31/2013	$12.12848	$17.10074	0
01/01/2014 to 12/31/2014	$17.10074	$18.13790	0
01/01/2015 to 12/31/2015	$18.13790	$19.45780	0
01/01/2016 to 12/31/2016	$19.45780	$19.56318	0
01/01/2017 to 12/31/2017	$19.56318	$26.40885	162
01/01/2018 to 12/31/2018	$26.40885	$26.84943	90
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.08739	$8.95107	0
01/01/2010 to 12/31/2010	$8.95107	$9.85304	0
01/01/2011 to 12/31/2011	$9.85304	$9.59855	0
01/01/2012 to 12/31/2012	$9.59855	$10.65551	0
01/01/2013 to 12/31/2013	$10.65551	$14.04359	0
01/01/2014 to 12/31/2014	$14.04359	$13.96212	0
01/01/2015 to 12/31/2015	$13.96212	$12.83944	0
01/01/2016 to 12/31/2016	$12.83944	$13.34012	0
01/01/2017 to 12/31/2017	$13.34012	$15.22191	0
01/01/2018 to 12/31/2018	$15.22191	$13.45298	0
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$9.78154	$13.05802	414
01/01/2010 to 12/31/2010	$13.05802	$15.39811	1,941
01/01/2011 to 12/31/2011	$15.39811	$12.82550	854
01/01/2012 to 12/31/2012	$12.82550	$13.00913	985
01/01/2013 to 12/31/2013	$13.00913	$14.69414	494
01/01/2014 to 12/31/2014	$14.69414	$13.18203	197
01/01/2015 to 12/31/2015	$13.18203	$10.41997	202
01/01/2016 to 12/31/2016	$10.41997	$12.71216	130
01/01/2017 to 12/31/2017	$12.71216	$13.72798	158
01/01/2018 to 12/31/2018	$13.72798	$11.19956	28
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$9.94104	$11.01755	1,252
01/01/2010 to 12/31/2010	$11.01755	$11.40516	5,304
01/01/2011 to 12/31/2011	$11.40516	$11.62600	2,357
01/01/2012 to 12/31/2012	$11.62600	$11.97556	297
01/01/2013 to 12/31/2013	$11.97556	$11.28342	42
01/01/2014 to 12/31/2014	$11.28342	$11.10740	126
01/01/2015 to 12/31/2015	$11.10740	$10.37148	115
01/01/2016 to 12/31/2016	$10.37148	$10.59617	52
01/01/2017 to 12/31/2017	$10.59617	$10.58537	365
01/01/2018 to 12/31/2018	$10.58537	$10.56845	182

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.21188	$9.55328	692
01/01/2010 to 12/31/2010	$9.55328	$11.56022	263
01/01/2011 to 12/31/2011	$11.56022	$10.92663	293
01/01/2012 to 12/31/2012	$10.92663	$12.66562	322
01/01/2013 to 12/31/2013	$12.66562	$16.41830	134
01/01/2014 to 12/31/2014	$16.41830	$18.47873	303
01/01/2015 to 12/31/2015	$18.47873	$16.89426	149
01/01/2016 to 12/31/2016	$16.89426	$18.85427	92
01/01/2017 to 12/31/2017	$18.85427	$21.87900	184
01/01/2018 to 12/31/2018	$21.87900	$17.87665	0
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.79389	$8.61586	6,280
01/01/2010 to 12/31/2010	$8.61586	$9.66907	4,063
01/01/2011 to 12/31/2011	$9.66907	$9.13871	5,089
01/01/2012 to 12/31/2012	$9.13871	$9.93078	5,256
01/01/2013 to 12/31/2013	$9.93078	$11.71505	5,730
01/01/2014 to 12/31/2014	$11.71505	$12.09976	11,030
01/01/2015 to 12/31/2015	$12.09976	$11.77015	17,892
01/01/2016 to 12/31/2016	$11.77015	$12.27470	20,732
01/01/2017 to 12/31/2017	$12.27470	$13.65060	18,975
01/01/2018 to 12/31/2018	$13.65060	$12.69393	16,632
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.39406	$10.11398	0
01/01/2010 to 12/31/2010	$10.11398	$10.67324	5,081
01/01/2011 to 12/31/2011	$10.67324	$11.07849	3,621
01/01/2012 to 12/31/2012	$11.07849	$11.69664	891
01/01/2013 to 12/31/2013	$11.69664	$11.27951	343
01/01/2014 to 12/31/2014	$11.27951	$11.83691	332
01/01/2015 to 12/31/2015	$11.83691	$11.73111	176
01/01/2016 to 12/31/2016	$11.73111	$12.07618	77
01/01/2017 to 12/31/2017	$12.07618	$12.56843	117
01/01/2018 to 12/31/2018	$12.56843	$12.02386	67
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.50%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.63028	$9.34859	1,448,844
01/01/2010 to 12/31/2010	$9.34859	$10.31243	1,890,984
01/01/2011 to 12/31/2011	$10.31243	$9.89009	1,805,019
01/01/2012 to 12/31/2012	$9.89009	$10.96824	2,011,007
01/01/2013 to 12/31/2013	$10.96824	$11.88394	1,925,331
01/01/2014 to 12/31/2014	$11.88394	$12.15543	1,797,741
01/01/2015 to 12/31/2015	$12.15543	$11.59033	1,604,171
01/01/2016 to 12/31/2016	$11.59033	$12.14292	1,390,210
01/01/2017 to 12/31/2017	$12.14292	$13.46955	1,234,048
01/01/2018 to 12/31/2018	$13.46955	$12.18986	915,797
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.83651	$9.74357	1,065,251
01/01/2010 to 12/31/2010	$9.74357	$10.91538	1,244,044
01/01/2011 to 12/31/2011	$10.91538	$10.76640	1,046,329
01/01/2012 to 12/31/2012	$10.76640	$12.05491	1,172,164
01/01/2013 to 12/31/2013	$12.05491	$13.84312	1,205,241
01/01/2014 to 12/31/2014	$13.84312	$14.47156	1,131,297
01/01/2015 to 12/31/2015	$14.47156	$14.37216	1,063,516
01/01/2016 to 12/31/2016	$14.37216	$15.16654	1,001,066
01/01/2017 to 12/31/2017	$15.16654	$17.47224	963,718
01/01/2018 to 12/31/2018	$17.47224	$16.19937	557,305
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99878	$10.11057	443
01/01/2014 to 12/31/2014	$10.11057	$9.64981	443
01/01/2015 to 12/31/2015	$9.64981	$8.03109	0
01/01/2016 to 12/31/2016	$8.03109	$8.97038	0
01/01/2017 to 12/31/2017	$8.97038	$11.92706	0
01/01/2018 to 12/31/2018	$11.92706	$9.52253	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99878	$11.65113	0
01/01/2014 to 12/31/2014	$11.65113	$12.99059	0
01/01/2015 to 12/31/2015	$12.99059	$13.01962	0
01/01/2016 to 12/31/2016	$13.01962	$14.20056	0
01/01/2017 to 12/31/2017	$14.20056	$17.08825	0
01/01/2018 to 12/31/2018	$17.08825	$15.46502	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.93788	$9.64261	2,080,381
01/01/2010 to 12/31/2010	$9.64261	$10.66999	3,078,933
01/01/2011 to 12/31/2011	$10.66999	$10.38471	2,664,033
01/01/2012 to 12/31/2012	$10.38471	$11.50742	2,980,799
01/01/2013 to 12/31/2013	$11.50742	$13.33818	2,835,089
01/01/2014 to 12/31/2014	$13.33818	$13.99825	2,580,419
01/01/2015 to 12/31/2015	$13.99825	$13.85704	2,447,204
01/01/2016 to 12/31/2016	$13.85704	$14.51251	2,339,021
01/01/2017 to 12/31/2017	$14.51251	$16.42985	2,046,237
01/01/2018 to 12/31/2018	$16.42985	$15.38719	1,901,213

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99878	$9.17771	27,571
01/01/2012 to 12/31/2012	$9.17771	$10.11758	45,347
01/01/2013 to 12/31/2013	$10.11758	$11.04981	39,653
01/01/2014 to 12/31/2014	$11.04981	$11.41945	37,346
01/01/2015 to 12/31/2015	$11.41945	$10.91317	35,600
01/01/2016 to 12/31/2016	$10.91317	$11.50063	38,712
01/01/2017 to 12/31/2017	$11.50063	$12.76018	31,239
01/01/2018 to 12/31/2018	$12.76018	$11.90701	30,233
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.67302	$11.59095	65,950
01/01/2010 to 12/31/2010	$11.59095	$11.86479	101,552
01/01/2011 to 12/31/2011	$11.86479	$11.95240	88,543
01/01/2012 to 12/31/2012	$11.95240	$12.32842	84,235
01/01/2013 to 12/31/2013	$12.32842	$11.88219	67,845
01/01/2014 to 12/31/2014	$11.88219	$11.69537	51,011
01/01/2015 to 12/31/2015	$11.69537	$11.57819	42,069
01/01/2016 to 12/31/2016	$11.57819	$11.59452	44,792
01/01/2017 to 12/31/2017	$11.59452	$11.61836	42,005
01/01/2018 to 12/31/2018	$11.61836	$11.53107	23,698
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.59906	$12.16820	657,223
01/01/2010 to 12/31/2010	$12.16820	$12.91362	882,950
01/01/2011 to 12/31/2011	$12.91362	$13.12736	762,990
01/01/2012 to 12/31/2012	$13.12736	$14.13877	804,965
01/01/2013 to 12/31/2013	$14.13877	$13.67387	819,345
01/01/2014 to 12/31/2014	$13.67387	$14.04184	720,641
01/01/2015 to 12/31/2015	$14.04184	$13.54264	613,495
01/01/2016 to 12/31/2016	$13.54264	$13.90703	557,502
01/01/2017 to 12/31/2017	$13.90703	$14.29969	607,206
01/01/2018 to 12/31/2018	$14.29969	$13.99427	504,668
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.35768	$9.08512	1,391,280
01/01/2010 to 12/31/2010	$9.08512	$10.14802	1,949,878
01/01/2011 to 12/31/2011	$10.14802	$9.75559	1,552,211
01/01/2012 to 12/31/2012	$9.75559	$10.93015	1,896,953
01/01/2013 to 12/31/2013	$10.93015	$13.21096	1,995,280
01/01/2014 to 12/31/2014	$13.21096	$13.92614	1,898,060
01/01/2015 to 12/31/2015	$13.92614	$13.79354	1,818,382
01/01/2016 to 12/31/2016	$13.79354	$14.51907	1,684,650
01/01/2017 to 12/31/2017	$14.51907	$16.86416	1,598,060
01/01/2018 to 12/31/2018	$16.86416	$15.58057	1,448,648
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99878	$11.68047	351
01/01/2014 to 12/31/2014	$11.68047	$13.07408	3,490
01/01/2015 to 12/31/2015	$13.07408	$12.42078	4,090
01/01/2016 to 12/31/2016	$12.42078	$14.06027	60,766
01/01/2017 to 12/31/2017	$14.06027	$16.40238	56,515
01/01/2018 to 12/31/2018	$16.40238	$15.38867	47,998

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.12347	$7.95926	48,134
01/01/2010 to 12/31/2010	$7.95926	$10.09166	49,938
01/01/2011 to 12/31/2011	$10.09166	$10.59795	44,937
01/01/2012 to 12/31/2012	$10.59795	$12.04361	56,589
01/01/2013 to 12/31/2013	$12.04361	$12.23736	46,108
01/01/2014 to 12/31/2014	$12.23736	$15.78363	36,491
01/01/2015 to 12/31/2015	$15.78363	$16.30367	29,993
01/01/2016 to 12/31/2016	$16.30367	$16.83665	37,483
01/01/2017 to 12/31/2017	$16.83665	$17.62450	27,935
01/01/2018 to 12/31/2018	$17.62450	$16.53710	18,126
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.27517	$8.87719	332,623
01/01/2010 to 12/31/2010	$8.87719	$10.00230	474,324
01/01/2011 to 12/31/2011	$10.00230	$9.70641	473,551
01/01/2012 to 12/31/2012	$9.70641	$10.57978	538,274
01/01/2013 to 12/31/2013	$10.57978	$11.96203	511,688
01/01/2014 to 12/31/2014	$11.96203	$12.15669	491,669
01/01/2015 to 12/31/2015	$12.15669	$12.09568	452,858
01/01/2016 to 12/31/2016	$12.09568	$12.42414	409,803
01/01/2017 to 12/31/2017	$12.42414	$14.25737	442,967
01/01/2018 to 12/31/2018	$14.25737	$12.95773	347,385
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.11844	$8.14381	25,045
01/01/2010 to 12/31/2010	$8.14381	$9.64413	35,409
01/01/2011 to 12/31/2011	$9.64413	$9.02305	27,948
01/01/2012 to 12/31/2012	$9.02305	$11.27234	28,233
01/01/2013 to 12/31/2013	$11.27234	$11.58862	29,443
01/01/2014 to 12/31/2014	$11.58862	$13.00698	22,265
01/01/2015 to 12/31/2015	$13.00698	$12.80324	18,359
01/01/2016 to 12/31/2016	$12.80324	$12.72730	17,725
01/01/2017 to 12/31/2017	$12.72730	$13.90475	15,523
01/01/2018 to 12/31/2018	$13.90475	$13.05303	12,125
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.68664	$7.85195	61,439
01/01/2010 to 12/31/2010	$7.85195	$8.73274	90,040
01/01/2011 to 12/31/2011	$8.73274	$8.12897	75,466
01/01/2012 to 12/31/2012	$8.12897	$9.58378	85,828
01/01/2013 to 12/31/2013	$9.58378	$12.60920	83,302
01/01/2014 to 12/31/2014	$12.60920	$14.05419	83,977
01/01/2015 to 12/31/2015	$14.05419	$13.20669	158,509
01/01/2016 to 12/31/2016	$13.20669	$14.51376	129,654
01/01/2017 to 12/31/2017	$14.51376	$15.69360	131,465
01/01/2018 to 12/31/2018	$15.69360	$14.14204	109,111
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.77623	$10.48781	76,995
01/01/2010 to 12/31/2010	$10.48781	$12.38123	102,984
01/01/2011 to 12/31/2011	$12.38123	$11.83537	79,956
01/01/2012 to 12/31/2012	$11.83537	$13.94732	85,009
01/01/2013 to 12/31/2013	$13.94732	$18.16471	81,697
01/01/2014 to 12/31/2014	$18.16471	$19.95920	88,110
01/01/2015 to 12/31/2015	$19.95920	$18.54623	117,805
01/01/2016 to 12/31/2016	$18.54623	$18.57328	82,268
01/01/2017 to 12/31/2017	$18.57328	$23.25693	74,830
01/01/2018 to 12/31/2018	$23.25693	$21.91507	68,418

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.62474	$9.26866	380,849
01/01/2010 to 12/31/2010	$9.26866	$10.19072	594,281
01/01/2011 to 12/31/2011	$10.19072	$9.98931	548,195
01/01/2012 to 12/31/2012	$9.98931	$10.83837	606,880
01/01/2013 to 12/31/2013	$10.83837	$11.72689	569,131
01/01/2014 to 12/31/2014	$11.72689	$12.02047	447,067
01/01/2015 to 12/31/2015	$12.02047	$11.73512	382,093
01/01/2016 to 12/31/2016	$11.73512	$12.16975	348,068
01/01/2017 to 12/31/2017	$12.16975	$13.46326	299,304
01/01/2018 to 12/31/2018	$13.46326	$12.32711	201,489
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.64561	$9.55496	54,289
01/01/2010 to 12/31/2010	$9.55496	$11.93357	60,770
01/01/2011 to 12/31/2011	$11.93357	$11.91052	50,167
01/01/2012 to 12/31/2012	$11.91052	$13.57541	59,955
01/01/2013 to 12/31/2013	$13.57541	$18.56597	56,249
01/01/2014 to 12/31/2014	$18.56597	$19.60819	57,934
01/01/2015 to 12/31/2015	$19.60819	$18.25699	51,008
01/01/2016 to 12/31/2016	$18.25699	$22.36098	36,096
01/01/2017 to 12/31/2017	$22.36098	$24.71659	34,480
01/01/2018 to 12/31/2018	$24.71659	$20.92468	32,895
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.66843	$10.53641	165,957
01/01/2010 to 12/31/2010	$10.53641	$10.38330	153,374
01/01/2011 to 12/31/2011	$10.38330	$10.23237	216,266
01/01/2012 to 12/31/2012	$10.23237	$10.08177	118,514
01/01/2013 to 12/31/2013	$10.08177	$9.93241	57,725
01/01/2014 to 12/31/2014	$9.93241	$9.78601	68,986
01/01/2015 to 12/31/2015	$9.78601	$9.64125	28,282
01/01/2016 to 12/31/2016	$9.64125	$9.49902	113,500
01/01/2017 to 12/31/2017	$9.49902	$9.39083	152,489
01/01/2018 to 12/31/2018	$9.39083	$9.37159	92,857
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.83540	$10.46419	37,304
01/01/2010 to 12/31/2010	$10.46419	$11.70145	43,867
01/01/2011 to 12/31/2011	$11.70145	$11.89455	38,567
01/01/2012 to 12/31/2012	$11.89455	$13.34449	42,065
01/01/2013 to 12/31/2013	$13.34449	$14.09138	93,965
01/01/2014 to 12/31/2014	$14.09138	$14.23830	128,243
01/01/2015 to 12/31/2015	$14.23830	$13.52798	92,246
01/01/2016 to 12/31/2016	$13.52798	$15.38063	50,164
01/01/2017 to 12/31/2017	$15.38063	$16.28618	45,209
01/01/2018 to 12/31/2018	$16.28618	$15.72553	32,976
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.07526	$7.14882	25,743
01/01/2010 to 12/31/2010	$7.14882	$7.97004	23,706
01/01/2011 to 12/31/2011	$7.97004	$7.52387	15,875
01/01/2012 to 12/31/2012	$7.52387	$8.66421	19,520
01/01/2013 to 12/31/2013	$8.66421	$11.93878	71,477
01/01/2014 to 12/31/2014	$11.93878	$13.37925	81,591
01/01/2015 to 12/31/2015	$13.37925	$12.14865	72,549
01/01/2016 to 12/31/2016	$12.14865	$14.34970	50,568
01/01/2017 to 12/31/2017	$14.34970	$16.85168	70,023
01/01/2018 to 12/31/2018	$16.85168	$14.25177	92,189

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.10680	$8.13975	46,764
01/01/2010 to 12/31/2010	$8.13975	$9.18212	64,939
01/01/2011 to 12/31/2011	$9.18212	$7.87741	47,344
01/01/2012 to 12/31/2012	$7.87741	$9.34153	56,168
01/01/2013 to 12/31/2013	$9.34153	$10.95737	59,696
01/01/2014 to 12/31/2014	$10.95737	$10.19900	53,558
01/01/2015 to 12/31/2015	$10.19900	$10.36453	35,666
01/01/2016 to 12/31/2016	$10.36453	$9.82585	34,787
01/01/2017 to 12/31/2017	$9.82585	$13.11052	31,312
01/01/2018 to 12/31/2018	$13.11052	$11.19390	36,049
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.96767	$8.95840	40,435
01/01/2010 to 12/31/2010	$8.95840	$9.80419	48,810
01/01/2011 to 12/31/2011	$9.80419	$8.44724	38,002
01/01/2012 to 12/31/2012	$8.44724	$9.71020	36,457
01/01/2013 to 12/31/2013	$9.71020	$11.42914	36,661
01/01/2014 to 12/31/2014	$11.42914	$10.50540	34,854
01/01/2015 to 12/31/2015	$10.50540	$10.43464	28,046
01/01/2016 to 12/31/2016	$10.43464	$10.34040	27,509
01/01/2017 to 12/31/2017	$10.34040	$12.51205	23,072
01/01/2018 to 12/31/2018	$12.51205	$10.33710	20,967
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.14813	$8.92055	202,187
01/01/2010 to 12/31/2010	$8.92055	$10.00306	337,015
01/01/2011 to 12/31/2011	$10.00306	$9.79933	273,284
01/01/2012 to 12/31/2012	$9.79933	$10.96573	428,350
01/01/2013 to 12/31/2013	$10.96573	$12.56267	427,677
01/01/2014 to 12/31/2014	$12.56267	$13.16471	438,163
01/01/2015 to 12/31/2015	$13.16471	$12.83436	309,897
01/01/2016 to 12/31/2016	$12.83436	$13.30473	289,949
01/01/2017 to 12/31/2017	$13.30473	$15.33130	280,695
01/01/2018 to 12/31/2018	$15.33130	$13.99010	261,291
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.59757	$8.83238	122,682
01/01/2010 to 12/31/2010	$8.83238	$9.32582	180,517
01/01/2011 to 12/31/2011	$9.32582	$8.34746	148,594
01/01/2012 to 12/31/2012	$8.34746	$10.02572	165,959
01/01/2013 to 12/31/2013	$10.02572	$11.39477	165,655
01/01/2014 to 12/31/2014	$11.39477	$10.51178	172,283
01/01/2015 to 12/31/2015	$10.51178	$10.06688	139,805
01/01/2016 to 12/31/2016	$10.06688	$10.11007	132,066
01/01/2017 to 12/31/2017	$10.11007	$12.91269	120,701
01/01/2018 to 12/31/2018	$12.91269	$10.49861	112,899
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.60156	$10.34049	560,319
01/01/2010 to 12/31/2010	$10.34049	$10.93339	630,666
01/01/2011 to 12/31/2011	$10.93339	$10.79715	543,294
01/01/2012 to 12/31/2012	$10.79715	$11.77764	617,500
01/01/2013 to 12/31/2013	$11.77764	$12.88377	602,006
01/01/2014 to 12/31/2014	$12.88377	$13.38501	531,246
01/01/2015 to 12/31/2015	$13.38501	$13.16315	478,977
01/01/2016 to 12/31/2016	$13.16315	$13.46681	451,849
01/01/2017 to 12/31/2017	$13.46681	$14.87935	437,103
01/01/2018 to 12/31/2018	$14.87935	$13.90691	354,755

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08417	$10.29296	207
01/01/2010 to 12/31/2010	$10.29296	$11.28842	7,330
01/01/2011 to 12/31/2011	$11.28842	$11.19543	9,235
01/01/2012 to 12/31/2012	$11.19543	$12.70486	14,407
01/01/2013 to 12/31/2013	$12.70486	$17.08522	12,168
01/01/2014 to 12/31/2014	$17.08522	$18.43253	11,610
01/01/2015 to 12/31/2015	$18.43253	$20.09133	9,511
01/01/2016 to 12/31/2016	$20.09133	$19.50505	7,777
01/01/2017 to 12/31/2017	$19.50505	$26.10305	8,204
01/01/2018 to 12/31/2018	$26.10305	$25.30089	7,969
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43168	$8.22245	110,045
01/01/2010 to 12/31/2010	$8.22245	$9.70112	123,126
01/01/2011 to 12/31/2011	$9.70112	$9.47069	96,535
01/01/2012 to 12/31/2012	$9.47069	$10.47506	107,212
01/01/2013 to 12/31/2013	$10.47506	$14.09869	98,111
01/01/2014 to 12/31/2014	$14.09869	$15.36131	151,511
01/01/2015 to 12/31/2015	$15.36131	$16.65853	122,043
01/01/2016 to 12/31/2016	$16.65853	$17.32800	166,711
01/01/2017 to 12/31/2017	$17.32800	$22.70463	137,135
01/01/2018 to 12/31/2018	$22.70463	$21.76611	100,684
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.79348	$10.09751	37,756
01/01/2010 to 12/31/2010	$10.09751	$11.14683	52,527
01/01/2011 to 12/31/2011	$11.14683	$10.63837	44,621
01/01/2012 to 12/31/2012	$10.63837	$12.89979	46,265
01/01/2013 to 12/31/2013	$12.89979	$16.22135	51,782
01/01/2014 to 12/31/2014	$16.22135	$16.56179	60,769
01/01/2015 to 12/31/2015	$16.56179	$16.07796	59,038
01/01/2016 to 12/31/2016	$16.07796	$16.96733	54,428
01/01/2017 to 12/31/2017	$16.96733	$20.70269	52,921
01/01/2018 to 12/31/2018	$20.70269	$18.44671	50,231
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.39900	$9.06133	23,462
01/01/2010 to 12/31/2010	$9.06133	$10.06879	30,167
01/01/2011 to 12/31/2011	$10.06879	$9.86114	21,142
01/01/2012 to 12/31/2012	$9.86114	$11.37499	25,706
01/01/2013 to 12/31/2013	$11.37499	$15.32063	23,438
01/01/2014 to 12/31/2014	$15.32063	$16.40889	21,606
01/01/2015 to 12/31/2015	$16.40889	$17.33506	19,579
01/01/2016 to 12/31/2016	$17.33506	$17.40575	20,260
01/01/2017 to 12/31/2017	$17.40575	$22.41538	19,689
01/01/2018 to 12/31/2018	$22.41538	$22.55707	18,661
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99878	$10.20344	0
01/01/2013 to 12/31/2013	$10.20344	$13.52129	0
01/01/2014 to 12/31/2014	$13.52129	$14.68262	3,033
01/01/2015 to 12/31/2015	$14.68262	$14.36096	3,385
01/01/2016 to 12/31/2016	$14.36096	$16.05158	36,336
01/01/2017 to 12/31/2017	$16.05158	$18.55716	40,036
01/01/2018 to 12/31/2018	$18.55716	$16.42574	24,850

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.88237	$8.15096	47,142
01/01/2010 to 12/31/2010	$8.15096	$9.91264	61,138
01/01/2011 to 12/31/2011	$9.91264	$9.52368	44,631
01/01/2012 to 12/31/2012	$9.52368	$10.98985	61,378
01/01/2013 to 12/31/2013	$10.98985	$15.37586	91,344
01/01/2014 to 12/31/2014	$15.37586	$17.30744	98,054
01/01/2015 to 12/31/2015	$17.30744	$16.09047	95,128
01/01/2016 to 12/31/2016	$16.09047	$18.74315	66,436
01/01/2017 to 12/31/2017	$18.74315	$21.01321	61,766
01/01/2018 to 12/31/2018	$21.01321	$17.29703	53,938
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99878	$10.33587	92,540
01/01/2013 to 12/31/2013	$10.33587	$12.10927	101,515
01/01/2014 to 12/31/2014	$12.10927	$12.54341	93,656
01/01/2015 to 12/31/2015	$12.54341	$12.20458	83,219
01/01/2016 to 12/31/2016	$12.20458	$12.54430	74,852
01/01/2017 to 12/31/2017	$12.54430	$14.39781	62,388
01/01/2018 to 12/31/2018	$14.39781	$13.01016	46,178
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.57838	$9.15161	95,127
01/01/2010 to 12/31/2010	$9.15161	$11.02430	157,294
01/01/2011 to 12/31/2011	$11.02430	$8.65975	107,754
01/01/2012 to 12/31/2012	$8.65975	$10.06126	119,803
01/01/2013 to 12/31/2013	$10.06126	$9.93469	132,139
01/01/2014 to 12/31/2014	$9.93469	$9.32944	108,747
01/01/2015 to 12/31/2015	$9.32944	$7.65406	84,204
01/01/2016 to 12/31/2016	$7.65406	$8.47327	77,866
01/01/2017 to 12/31/2017	$8.47327	$10.55047	78,797
01/01/2018 to 12/31/2018	$10.55047	$8.93383	71,506
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.86059	$10.47883	1,259,108
01/01/2010 to 12/31/2010	$10.47883	$11.41546	1,554,207
01/01/2011 to 12/31/2011	$11.41546	$11.35900	1,466,171
01/01/2012 to 12/31/2012	$11.35900	$12.35189	1,484,014
01/01/2013 to 12/31/2013	$12.35189	$13.29032	1,404,897
01/01/2014 to 12/31/2014	$13.29032	$13.85018	1,271,608
01/01/2015 to 12/31/2015	$13.85018	$13.66503	1,196,893
01/01/2016 to 12/31/2016	$13.66503	$14.20727	1,132,985
01/01/2017 to 12/31/2017	$14.20727	$15.41588	1,127,175
01/01/2018 to 12/31/2018	$15.41588	$14.75550	1,000,653
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01870	$10.07372	0
01/01/2012 to 12/31/2012	$10.07372	$10.63032	26,521
01/01/2013 to 12/31/2013	$10.63032	$10.23100	9,459
01/01/2014 to 12/31/2014	$10.23100	$10.69075	19,546
01/01/2015 to 12/31/2015	$10.69075	$10.50456	17,249
01/01/2016 to 12/31/2016	$10.50456	$10.78522	25,270
01/01/2017 to 12/31/2017	$10.78522	$11.22878	28,056
01/01/2018 to 12/31/2018	$11.22878	$10.97204	21,956

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.61574	$8.21100	649,862
01/01/2010 to 12/31/2010	$8.21100	$9.62824	1,024,195
01/01/2011 to 12/31/2011	$9.62824	$8.89662	618,018
01/01/2012 to 12/31/2012	$8.89662	$9.89749	895,499
01/01/2013 to 12/31/2013	$9.89749	$11.41147	929,338
01/01/2014 to 12/31/2014	$11.41147	$12.27686	900,669
01/01/2015 to 12/31/2015	$12.27686	$12.02133	1,924,202
01/01/2016 to 12/31/2016	$12.02133	$13.03964	1,821,934
01/01/2017 to 12/31/2017	$13.03964	$14.91535	2,442,010
01/01/2018 to 12/31/2018	$14.91535	$13.57761	1,996,311
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99878	$11.69074	0
01/01/2014 to 12/31/2014	$11.69074	$13.27356	7,579
01/01/2015 to 12/31/2015	$13.27356	$13.27920	7,577
01/01/2016 to 12/31/2016	$13.27920	$14.50359	7,027
01/01/2017 to 12/31/2017	$14.50359	$17.34947	6,527
01/01/2018 to 12/31/2018	$17.34947	$15.86934	6,099
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.52358	$7.82975	14,358
01/01/2010 to 12/31/2010	$7.82975	$8.87493	17,621
01/01/2011 to 12/31/2011	$8.87493	$9.04620	19,617
01/01/2012 to 12/31/2012	$9.04620	$10.58828	18,611
01/01/2013 to 12/31/2013	$10.58828	$13.81472	24,776
01/01/2014 to 12/31/2014	$13.81472	$15.95344	39,461
01/01/2015 to 12/31/2015	$15.95344	$16.20156	55,829
01/01/2016 to 12/31/2016	$16.20156	$18.33239	70,744
01/01/2017 to 12/31/2017	$18.33239	$22.08115	83,944
01/01/2018 to 12/31/2018	$22.08115	$19.96566	92,844
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99878	$8.91039	0
01/01/2012 to 12/31/2012	$8.91039	$9.93353	0
01/01/2013 to 12/31/2013	$9.93353	$11.97880	0
01/01/2014 to 12/31/2014	$11.97880	$12.56898	0
01/01/2015 to 12/31/2015	$12.56898	$12.40193	7,644
01/01/2016 to 12/31/2016	$12.40193	$12.99144	3,990
01/01/2017 to 12/31/2017	$12.99144	$15.12808	3,904
01/01/2018 to 12/31/2018	$15.12808	$13.93044	3,720
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.35525	$8.94137	710,037
01/01/2010 to 12/31/2010	$8.94137	$9.85912	876,483
01/01/2011 to 12/31/2011	$9.85912	$9.53718	753,640
01/01/2012 to 12/31/2012	$9.53718	$10.36223	790,870
01/01/2013 to 12/31/2013	$10.36223	$11.47907	732,688
01/01/2014 to 12/31/2014	$11.47907	$11.89064	712,369
01/01/2015 to 12/31/2015	$11.89064	$11.69551	632,333
01/01/2016 to 12/31/2016	$11.69551	$12.07779	573,686
01/01/2017 to 12/31/2017	$12.07779	$13.83134	543,180
01/01/2018 to 12/31/2018	$13.83134	$12.54904	426,475

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.01124	$7.85687	28,473
01/01/2010 to 12/31/2010	$7.85687	$10.26015	34,068
01/01/2011 to 12/31/2011	$10.26015	$8.78323	71,004
01/01/2012 to 12/31/2012	$8.78323	$10.39032	75,080
01/01/2013 to 12/31/2013	$10.39032	$14.41464	69,056
01/01/2014 to 12/31/2014	$14.41464	$14.90328	77,186
01/01/2015 to 12/31/2015	$14.90328	$14.87904	64,621
01/01/2016 to 12/31/2016	$14.87904	$15.78821	53,741
01/01/2017 to 12/31/2017	$15.78821	$19.86283	50,396
01/01/2018 to 12/31/2018	$19.86283	$17.44594	46,862
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.70943	$8.85160	23,551
01/01/2010 to 12/31/2010	$8.85160	$11.89669	26,640
01/01/2011 to 12/31/2011	$11.89669	$11.60630	22,741
01/01/2012 to 12/31/2012	$11.60630	$12.82686	25,195
01/01/2013 to 12/31/2013	$12.82686	$17.08234	25,349
01/01/2014 to 12/31/2014	$17.08234	$17.47271	24,274
01/01/2015 to 12/31/2015	$17.47271	$17.34971	30,401
01/01/2016 to 12/31/2016	$17.34971	$19.15818	16,004
01/01/2017 to 12/31/2017	$19.15818	$23.39002	13,893
01/01/2018 to 12/31/2018	$23.39002	$21.10600	12,599
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74497	$8.43952	13,998
01/01/2010 to 12/31/2010	$8.43952	$10.47614	15,772
01/01/2011 to 12/31/2011	$10.47614	$9.70463	12,494
01/01/2012 to 12/31/2012	$9.70463	$11.29733	16,198
01/01/2013 to 12/31/2013	$11.29733	$15.29340	16,316
01/01/2014 to 12/31/2014	$15.29340	$15.86112	16,679
01/01/2015 to 12/31/2015	$15.86112	$14.95315	20,793
01/01/2016 to 12/31/2016	$14.95315	$19.03506	27,166
01/01/2017 to 12/31/2017	$19.03506	$20.13234	26,288
01/01/2018 to 12/31/2018	$20.13234	$16.44661	26,369
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.13342	$9.94750	1,082,792
01/01/2010 to 12/31/2010	$9.94750	$10.93099	1,384,417
01/01/2011 to 12/31/2011	$10.93099	$10.98328	1,295,890
01/01/2012 to 12/31/2012	$10.98328	$12.28116	1,450,252
01/01/2013 to 12/31/2013	$12.28116	$14.13649	1,443,225
01/01/2014 to 12/31/2014	$14.13649	$14.74644	1,335,791
01/01/2015 to 12/31/2015	$14.74644	$14.53465	1,360,414
01/01/2016 to 12/31/2016	$14.53465	$15.40060	1,306,968
01/01/2017 to 12/31/2017	$15.40060	$17.51140	1,230,769
01/01/2018 to 12/31/2018	$17.51140	$16.33232	1,137,453
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.54278	$9.88646	78,202
01/01/2010 to 12/31/2010	$9.88646	$11.28037	103,537
01/01/2011 to 12/31/2011	$11.28037	$10.92552	83,454
01/01/2012 to 12/31/2012	$10.92552	$12.65642	98,220
01/01/2013 to 12/31/2013	$12.65642	$17.95923	106,818
01/01/2014 to 12/31/2014	$17.95923	$19.17046	115,678
01/01/2015 to 12/31/2015	$19.17046	$20.69721	112,626
01/01/2016 to 12/31/2016	$20.69721	$20.94224	86,296
01/01/2017 to 12/31/2017	$20.94224	$28.45082	93,051
01/01/2018 to 12/31/2018	$28.45082	$29.11183	95,709

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.79217	$7.91375	7,430
01/01/2010 to 12/31/2010	$7.91375	$8.76694	8,147
01/01/2011 to 12/31/2011	$8.76694	$8.59508	14,220
01/01/2012 to 12/31/2012	$8.59508	$9.60272	23,969
01/01/2013 to 12/31/2013	$9.60272	$12.73700	17,684
01/01/2014 to 12/31/2014	$12.73700	$12.74433	16,675
01/01/2015 to 12/31/2015	$12.74433	$11.79460	16,312
01/01/2016 to 12/31/2016	$11.79460	$12.33278	14,475
01/01/2017 to 12/31/2017	$12.33278	$14.16231	14,382
01/01/2018 to 12/31/2018	$14.16231	$12.59713	12,623
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.71168	$9.87571	98,844
01/01/2010 to 12/31/2010	$9.87571	$11.71991	142,687
01/01/2011 to 12/31/2011	$11.71991	$9.82426	114,165
01/01/2012 to 12/31/2012	$9.82426	$10.02894	123,872
01/01/2013 to 12/31/2013	$10.02894	$11.40050	111,738
01/01/2014 to 12/31/2014	$11.40050	$10.29288	95,897
01/01/2015 to 12/31/2015	$10.29288	$8.18828	83,020
01/01/2016 to 12/31/2016	$8.18828	$10.05327	66,356
01/01/2017 to 12/31/2017	$10.05327	$10.92592	75,764
01/01/2018 to 12/31/2018	$10.92592	$8.97101	52,232
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.70540	$11.82496	52,543
01/01/2010 to 12/31/2010	$11.82496	$12.31945	62,326
01/01/2011 to 12/31/2011	$12.31945	$12.63813	51,326
01/01/2012 to 12/31/2012	$12.63813	$13.10183	57,437
01/01/2013 to 12/31/2013	$13.10183	$12.42365	58,875
01/01/2014 to 12/31/2014	$12.42365	$12.30820	55,837
01/01/2015 to 12/31/2015	$12.30820	$11.56638	40,979
01/01/2016 to 12/31/2016	$11.56638	$11.89232	39,471
01/01/2017 to 12/31/2017	$11.89232	$11.95620	37,829
01/01/2018 to 12/31/2018	$11.95620	$12.01399	29,342
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.42811	$8.79579	36,001
01/01/2010 to 12/31/2010	$8.79579	$10.71178	40,534
01/01/2011 to 12/31/2011	$10.71178	$10.18940	34,567
01/01/2012 to 12/31/2012	$10.18940	$11.88679	37,133
01/01/2013 to 12/31/2013	$11.88679	$15.50742	27,750
01/01/2014 to 12/31/2014	$15.50742	$17.56527	21,213
01/01/2015 to 12/31/2015	$17.56527	$16.16201	17,270
01/01/2016 to 12/31/2016	$16.16201	$18.15216	12,052
01/01/2017 to 12/31/2017	$18.15216	$21.19856	15,160
01/01/2018 to 12/31/2018	$21.19856	$17.43236	14,009
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.54040	$8.27579	106,324
01/01/2010 to 12/31/2010	$8.27579	$9.34687	123,298
01/01/2011 to 12/31/2011	$9.34687	$8.89064	111,031
01/01/2012 to 12/31/2012	$8.89064	$9.72324	126,697
01/01/2013 to 12/31/2013	$9.72324	$11.54369	129,798
01/01/2014 to 12/31/2014	$11.54369	$11.99911	163,994
01/01/2015 to 12/31/2015	$11.99911	$11.74700	121,331
01/01/2016 to 12/31/2016	$11.74700	$12.32886	107,253
01/01/2017 to 12/31/2017	$12.32886	$13.79831	97,258
01/01/2018 to 12/31/2018	$13.79831	$12.91398	87,731

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.32157	$10.25191	176,679
01/01/2010 to 12/31/2010	$10.25191	$10.88804	214,187
01/01/2011 to 12/31/2011	$10.88804	$11.37369	215,118
01/01/2012 to 12/31/2012	$11.37369	$12.08535	268,390
01/01/2013 to 12/31/2013	$12.08535	$11.72899	280,945
01/01/2014 to 12/31/2014	$11.72899	$12.38744	311,345
01/01/2015 to 12/31/2015	$12.38744	$12.35523	363,535
01/01/2016 to 12/31/2016	$12.35523	$12.79980	401,006
01/01/2017 to 12/31/2017	$12.79980	$13.40657	400,273
01/01/2018 to 12/31/2018	$13.40657	$12.90825	420,864
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99878	$10.39242	0
01/01/2013 to 12/31/2013	$10.39242	$9.40592	0
01/01/2014 to 12/31/2014	$9.40592	$9.39234	0
01/01/2015 to 12/31/2015	$9.39234	$8.96822	0
01/01/2016 to 12/31/2016	$8.96822	$9.77302	0
01/01/2017 to 12/31/2017	$9.77302	$10.52471	0
01/01/2018 to 12/31/2018	$10.52471	$9.67702	0
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.68003	$9.19832	26,348
01/01/2010 to 12/31/2010	$9.19832	$10.63581	29,498
01/01/2011 to 12/31/2011	$10.63581	$11.20680	27,614
01/01/2012 to 12/31/2012	$11.20680	$12.23984	25,290
01/01/2013 to 12/31/2013	$12.23984	$15.49003	14,254
01/01/2014 to 12/31/2014	$15.49003	$16.82194	7,950
01/01/2015 to 12/31/2015	$16.82194	$17.26330	6,527
01/01/2016 to 12/31/2016	$17.26330	$17.61149	13,001
01/01/2017 to 12/31/2017	$17.61149	$19.96417	7,822
01/01/2018 to 12/31/2018	$19.96417	$16.75617	6,026
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.05026	$9.08577	26,190
01/01/2010 to 12/31/2010	$9.08577	$10.86622	29,590
01/01/2011 to 12/31/2011	$10.86622	$11.29470	28,187
01/01/2012 to 12/31/2012	$11.29470	$13.58666	24,273
01/01/2013 to 12/31/2013	$13.58666	$18.72284	20,737
01/01/2014 to 12/31/2014	$18.72284	$20.74470	13,436
01/01/2015 to 12/31/2015	$20.74470	$21.39661	11,039
01/01/2016 to 12/31/2016	$21.39661	$21.96359	7,882
01/01/2017 to 12/31/2017	$21.96359	$25.61463	10,015
01/01/2018 to 12/31/2018	$25.61463	$25.38924	10,418
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.27796	$5.98047	62,171
01/01/2010 to 12/31/2010	$5.98047	$6.53605	76,969
01/01/2011 to 12/31/2011	$6.53605	$5.54883	82,349
01/01/2012 to 12/31/2012	$5.54883	$6.81861	68,091
01/01/2013 to 12/31/2013	$6.81861	$8.87284	45,926
01/01/2014 to 12/31/2014	$8.87284	$9.87092	32,692
01/01/2015 to 12/31/2015	$9.87092	$9.57968	27,977
01/01/2016 to 12/31/2016	$9.57968	$10.88437	24,072
01/01/2017 to 12/31/2017	$10.88437	$12.67453	21,576
01/01/2018 to 12/31/2018	$12.67453	$11.18392	20,499

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.34544	$9.82996	31,881
01/01/2010 to 12/31/2010	$9.82996	$9.96007	37,474
01/01/2011 to 12/31/2011	$9.96007	$10.80547	33,287
01/01/2012 to 12/31/2012	$10.80547	$12.49836	29,260
01/01/2013 to 12/31/2013	$12.49836	$17.20941	23,017
01/01/2014 to 12/31/2014	$17.20941	$20.97331	16,567
01/01/2015 to 12/31/2015	$20.97331	$21.70136	15,543
01/01/2016 to 12/31/2016	$21.70136	$20.51480	8,603
01/01/2017 to 12/31/2017	$20.51480	$24.44040	7,712
01/01/2018 to 12/31/2018	$24.44040	$25.14527	6,672
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.10367	$7.46270	40,736
01/01/2010 to 12/31/2010	$7.46270	$9.09853	39,954
01/01/2011 to 12/31/2011	$9.09853	$8.80429	32,874
01/01/2012 to 12/31/2012	$8.80429	$10.04439	31,372
01/01/2013 to 12/31/2013	$10.04439	$13.67512	18,665
01/01/2014 to 12/31/2014	$13.67512	$14.22444	9,520
01/01/2015 to 12/31/2015	$14.22444	$13.53497	6,792
01/01/2016 to 12/31/2016	$13.53497	$15.67529	21,209
01/01/2017 to 12/31/2017	$15.67529	$18.90350	30,946
01/01/2018 to 12/31/2018	$18.90350	$16.24538	25,530
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.72390	$8.59420	3,453
01/01/2010 to 12/31/2010	$8.59420	$9.58358	1,714
01/01/2011 to 12/31/2011	$9.58358	$9.73772	1,859
01/01/2012 to 12/31/2012	$9.73772	$10.81361	3,228
01/01/2013 to 12/31/2013	$10.81361	$13.92084	3,102
01/01/2014 to 12/31/2014	$13.92084	$15.48812	6,647
01/01/2015 to 12/31/2015	$15.48812	$15.83242	17,305
01/01/2016 to 12/31/2016	$15.83242	$16.38129	8,598
01/01/2017 to 12/31/2017	$16.38129	$20.22193	9,580
01/01/2018 to 12/31/2018	$20.22193	$19.55091	8,626
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.27860	$7.38987	15,062
01/01/2010 to 12/31/2010	$7.38987	$8.21947	16,965
01/01/2011 to 12/31/2011	$8.21947	$7.99461	17,584
01/01/2012 to 12/31/2012	$7.99461	$9.09087	8,294
01/01/2013 to 12/31/2013	$9.09087	$11.63395	6,313
01/01/2014 to 12/31/2014	$11.63395	$12.66256	3,175
01/01/2015 to 12/31/2015	$12.66256	$11.88471	12,157
01/01/2016 to 12/31/2016	$11.88471	$13.51639	9,363
01/01/2017 to 12/31/2017	$13.51639	$15.10625	10,222
01/01/2018 to 12/31/2018	$15.10625	$13.30023	9,099
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.20659	$8.45797	6,364
01/01/2010 to 12/31/2010	$8.45797	$10.70104	7,753
01/01/2011 to 12/31/2011	$10.70104	$10.23808	8,081
01/01/2012 to 12/31/2012	$10.23808	$11.63796	9,793
01/01/2013 to 12/31/2013	$11.63796	$14.96601	5,887
01/01/2014 to 12/31/2014	$14.96601	$15.61362	2,670
01/01/2015 to 12/31/2015	$15.61362	$15.42651	5,895
01/01/2016 to 12/31/2016	$15.42651	$17.15610	17,512
01/01/2017 to 12/31/2017	$17.15610	$19.99757	15,164
01/01/2018 to 12/31/2018	$19.99757	$17.34065	11,145

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.47129	$8.34400	10,224
01/01/2010 to 12/31/2010	$8.34400	$9.90192	7,138
01/01/2011 to 12/31/2011	$9.90192	$9.37296	8,634
01/01/2012 to 12/31/2012	$9.37296	$10.76386	6,471
01/01/2013 to 12/31/2013	$10.76386	$14.01527	3,842
01/01/2014 to 12/31/2014	$14.01527	$15.21446	1,965
01/01/2015 to 12/31/2015	$15.21446	$13.75676	1,272
01/01/2016 to 12/31/2016	$13.75676	$16.85314	14,312
01/01/2017 to 12/31/2017	$16.85314	$18.36619	12,138
01/01/2018 to 12/31/2018	$18.36619	$15.68868	13,616
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.52429	$6.96107	16,922
01/01/2010 to 12/31/2010	$6.96107	$8.55164	14,484
01/01/2011 to 12/31/2011	$8.55164	$8.82559	11,765
01/01/2012 to 12/31/2012	$8.82559	$10.18798	13,302
01/01/2013 to 12/31/2013	$10.18798	$10.04669	13,976
01/01/2014 to 12/31/2014	$10.04669	$12.37455	12,441
01/01/2015 to 12/31/2015	$12.37455	$12.23117	10,007
01/01/2016 to 12/31/2016	$12.23117	$12.74071	9,073
01/01/2017 to 12/31/2017	$12.74071	$13.56333	9,606
01/01/2018 to 12/31/2018	$13.56333	$12.60049	9,378
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.81715	$8.47414	4,073
01/01/2010 to 12/31/2010	$8.47414	$10.49669	2,676
01/01/2011 to 12/31/2011	$10.49669	$10.47427	2,491
01/01/2012 to 12/31/2012	$10.47427	$11.60725	2,741
01/01/2013 to 12/31/2013	$11.60725	$16.05873	5,388
01/01/2014 to 12/31/2014	$16.05873	$16.16532	3,393
01/01/2015 to 12/31/2015	$16.16532	$16.11320	6,055
01/01/2016 to 12/31/2016	$16.11320	$19.08796	10,847
01/01/2017 to 12/31/2017	$19.08796	$21.24559	9,114
01/01/2018 to 12/31/2018	$21.24559	$19.72688	8,751
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.18696	$8.52534	2,382
01/01/2010 to 12/31/2010	$8.52534	$10.25585	2,399
01/01/2011 to 12/31/2011	$10.25585	$9.68994	1,988
01/01/2012 to 12/31/2012	$9.68994	$11.08892	1,847
01/01/2013 to 12/31/2013	$11.08892	$15.04112	1,026
01/01/2014 to 12/31/2014	$15.04112	$15.68046	975
01/01/2015 to 12/31/2015	$15.68046	$14.16986	315
01/01/2016 to 12/31/2016	$14.16986	$17.97836	3,617
01/01/2017 to 12/31/2017	$17.97836	$19.43352	2,091
01/01/2018 to 12/31/2018	$19.43352	$16.42314	9,284
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.27660	$7.69379	28,718
01/01/2010 to 12/31/2010	$7.69379	$8.76916	27,946
01/01/2011 to 12/31/2011	$8.76916	$8.80105	28,944
01/01/2012 to 12/31/2012	$8.80105	$10.10290	24,409
01/01/2013 to 12/31/2013	$10.10290	$11.15492	15,616
01/01/2014 to 12/31/2014	$11.15492	$11.05227	9,211
01/01/2015 to 12/31/2015	$11.05227	$11.05472	7,136
01/01/2016 to 12/31/2016	$11.05472	$13.25050	4,627
01/01/2017 to 12/31/2017	$13.25050	$12.77799	3,754
01/01/2018 to 12/31/2018	$12.77799	$10.68665	3,272

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.22327	$7.88054	21,324
01/01/2010 to 12/31/2010	$7.88054	$8.22610	28,051
01/01/2011 to 12/31/2011	$8.22610	$9.52393	25,526
01/01/2012 to 12/31/2012	$9.52393	$9.39609	20,538
01/01/2013 to 12/31/2013	$9.39609	$10.48966	15,437
01/01/2014 to 12/31/2014	$10.48966	$13.00966	8,812
01/01/2015 to 12/31/2015	$13.00966	$11.99668	6,577
01/01/2016 to 12/31/2016	$11.99668	$13.60181	5,050
01/01/2017 to 12/31/2017	$13.60181	$14.82717	5,148
01/01/2018 to 12/31/2018	$14.82717	$15.02819	4,763
*Denotes the start date of these sub-accounts

PREMIER L SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.50%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.71963	$9.38359	13,262
01/01/2010 to 12/31/2010	$9.38359	$10.25009	25,008
01/01/2011 to 12/31/2011	$10.25009	$9.73460	39,392
01/01/2012 to 12/31/2012	$9.73460	$10.69014	3,529
01/01/2013 to 12/31/2013	$10.69014	$11.46966	179
01/01/2014 to 12/31/2014	$11.46966	$11.61718	475
01/01/2015 to 12/31/2015	$11.61718	$10.96897	340
01/01/2016 to 12/31/2016	$10.96897	$11.38018	148
01/01/2017 to 12/31/2017	$11.38018	$12.50071	308
01/01/2018 to 12/31/2018	$12.50071	$11.20204	166
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.73361	$9.54044	6,068
01/01/2010 to 12/31/2010	$9.54044	$10.58362	18,070
01/01/2011 to 12/31/2011	$10.58362	$10.33745	34,545
01/01/2012 to 12/31/2012	$10.33745	$11.46139	0
01/01/2013 to 12/31/2013	$11.46139	$13.03322	0
01/01/2014 to 12/31/2014	$13.03322	$13.49204	0
01/01/2015 to 12/31/2015	$13.49204	$13.26870	0
01/01/2016 to 12/31/2016	$13.26870	$13.86575	0
01/01/2017 to 12/31/2017	$13.86575	$15.81837	0
01/01/2018 to 12/31/2018	$15.81837	$14.52210	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99797	$11.57362	0
01/01/2014 to 12/31/2014	$11.57362	$12.77840	0
01/01/2015 to 12/31/2015	$12.77840	$12.68206	0
01/01/2016 to 12/31/2016	$12.68206	$13.69789	0
01/01/2017 to 12/31/2017	$13.69789	$16.32309	0
01/01/2018 to 12/31/2018	$16.32309	$14.62747	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.03119	$9.62343	0
01/01/2010 to 12/31/2010	$9.62343	$10.54493	0
01/01/2011 to 12/31/2011	$10.54493	$10.16307	0
01/01/2012 to 12/31/2012	$10.16307	$11.15173	0
01/01/2013 to 12/31/2013	$11.15173	$12.79983	0
01/01/2014 to 12/31/2014	$12.79983	$13.30206	0
01/01/2015 to 12/31/2015	$13.30206	$13.03937	0
01/01/2016 to 12/31/2016	$13.03937	$13.52333	0
01/01/2017 to 12/31/2017	$13.52333	$15.16115	0
01/01/2018 to 12/31/2018	$15.16115	$14.05964	0
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99729	$9.11679	0
01/01/2012 to 12/31/2012	$9.11679	$9.95201	0
01/01/2013 to 12/31/2013	$9.95201	$10.76304	0
01/01/2014 to 12/31/2014	$10.76304	$11.01449	0
01/01/2015 to 12/31/2015	$11.01449	$10.42340	0
01/01/2016 to 12/31/2016	$10.42340	$10.87763	0
01/01/2017 to 12/31/2017	$10.87763	$11.95156	0
01/01/2018 to 12/31/2018	$11.95156	$11.04299	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$10.68559	$11.18421	0
01/01/2010 to 12/31/2010	$11.18421	$11.33692	0
01/01/2011 to 12/31/2011	$11.33692	$11.30956	0
01/01/2012 to 12/31/2012	$11.30956	$11.55118	0
01/01/2013 to 12/31/2013	$11.55118	$11.02433	0
01/01/2014 to 12/31/2014	$11.02433	$10.74505	0
01/01/2015 to 12/31/2015	$10.74505	$10.53364	0
01/01/2016 to 12/31/2016	$10.53364	$10.44565	0
01/01/2017 to 12/31/2017	$10.44565	$10.36510	0
01/01/2018 to 12/31/2018	$10.36510	$10.18623	0
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$9.92369	$10.95780	0
01/01/2010 to 12/31/2010	$10.95780	$11.51563	0
01/01/2011 to 12/31/2011	$11.51563	$11.59246	0
01/01/2012 to 12/31/2012	$11.59246	$12.36349	0
01/01/2013 to 12/31/2013	$12.36349	$11.84026	0
01/01/2014 to 12/31/2014	$11.84026	$12.04022	0
01/01/2015 to 12/31/2015	$12.04022	$11.49896	0
01/01/2016 to 12/31/2016	$11.49896	$11.69347	0
01/01/2017 to 12/31/2017	$11.69347	$11.90659	0
01/01/2018 to 12/31/2018	$11.90659	$11.53790	0
AST Bond Portfolio 2018
05/01/2009* to 12/31/2009	$9.92253	$9.65049	0
01/01/2010 to 12/31/2010	$9.65049	$10.46822	0
01/01/2011 to 12/31/2011	$10.46822	$11.60038	0
01/01/2012 to 12/31/2012	$11.60038	$11.96388	0
01/01/2013 to 12/31/2013	$11.96388	$11.30515	0
01/01/2014 to 12/31/2014	$11.30515	$11.32302	0
01/01/2015 to 12/31/2015	$11.32302	$11.13636	0
01/01/2016 to 12/31/2016	$11.13636	$11.04010	0
01/01/2017 to 12/31/2017	$11.04010	$10.84837	0
01/01/2018 to 12/31/2018	$10.84837	$10.66244	0
AST Bond Portfolio 2019
05/01/2009* to 12/31/2009	$9.90531	$9.55139	0
01/01/2010 to 12/31/2010	$9.55139	$10.37716	0
01/01/2011 to 12/31/2011	$10.37716	$11.74167	0
01/01/2012 to 12/31/2012	$11.74167	$12.12596	0
01/01/2013 to 12/31/2013	$12.12596	$11.25855	0
01/01/2014 to 12/31/2014	$11.25855	$11.45233	0
01/01/2015 to 12/31/2015	$11.45233	$11.29271	0
01/01/2016 to 12/31/2016	$11.29271	$11.17722	0
01/01/2017 to 12/31/2017	$11.17722	$10.98816	0
01/01/2018 to 12/31/2018	$10.98816	$10.77929	0
AST Bond Portfolio 2020
05/01/2009* to 12/31/2009	$9.88402	$9.22726	0
01/01/2010 to 12/31/2010	$9.22726	$10.06858	4,651
01/01/2011 to 12/31/2011	$10.06858	$11.65811	0
01/01/2012 to 12/31/2012	$11.65811	$12.09202	0
01/01/2013 to 12/31/2013	$12.09202	$11.02840	0
01/01/2014 to 12/31/2014	$11.02840	$11.42214	0
01/01/2015 to 12/31/2015	$11.42214	$11.31360	0
01/01/2016 to 12/31/2016	$11.31360	$11.25426	0
01/01/2017 to 12/31/2017	$11.25426	$11.07779	0
01/01/2018 to 12/31/2018	$11.07779	$10.83786	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99729	$10.93667	41,973
01/01/2011 to 12/31/2011	$10.93667	$12.83662	11,447
01/01/2012 to 12/31/2012	$12.83662	$13.37386	2,128
01/01/2013 to 12/31/2013	$13.37386	$12.13414	0
01/01/2014 to 12/31/2014	$12.13414	$12.74743	0
01/01/2015 to 12/31/2015	$12.74743	$12.65829	0
01/01/2016 to 12/31/2016	$12.65829	$12.60132	0
01/01/2017 to 12/31/2017	$12.60132	$12.48905	0
01/01/2018 to 12/31/2018	$12.48905	$12.19102	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99797	$11.94255	118,337
01/01/2012 to 12/31/2012	$11.94255	$12.33199	13,607
01/01/2013 to 12/31/2013	$12.33199	$10.85859	0
01/01/2014 to 12/31/2014	$10.85859	$11.69222	0
01/01/2015 to 12/31/2015	$11.69222	$11.64615	0
01/01/2016 to 12/31/2016	$11.64615	$11.57031	0
01/01/2017 to 12/31/2017	$11.57031	$11.46595	0
01/01/2018 to 12/31/2018	$11.46595	$11.16834	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99730	$10.33112	3,120
01/01/2013 to 12/31/2013	$10.33112	$9.05110	41,042
01/01/2014 to 12/31/2014	$9.05110	$9.94461	35,061
01/01/2015 to 12/31/2015	$9.94461	$9.96480	24,188
01/01/2016 to 12/31/2016	$9.96480	$9.90807	24,185
01/01/2017 to 12/31/2017	$9.90807	$9.83095	24,182
01/01/2018 to 12/31/2018	$9.83095	$9.56473	24,179
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99865	$8.69247	3,782
01/01/2014 to 12/31/2014	$8.69247	$9.71782	0
01/01/2015 to 12/31/2015	$9.71782	$9.75012	0
01/01/2016 to 12/31/2016	$9.75012	$9.69412	0
01/01/2017 to 12/31/2017	$9.69412	$9.61749	0
01/01/2018 to 12/31/2018	$9.61749	$9.32121	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99865	$11.22939	0
01/01/2015 to 12/31/2015	$11.22939	$11.17443	5,336
01/01/2016 to 12/31/2016	$11.17443	$11.17190	0
01/01/2017 to 12/31/2017	$11.17190	$11.09948	0
01/01/2018 to 12/31/2018	$11.09948	$10.74776	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99865	$9.87320	0
01/01/2016 to 12/31/2016	$9.87320	$9.83283	7,715
01/01/2017 to 12/31/2017	$9.83283	$9.82584	6,117
01/01/2018 to 12/31/2018	$9.82584	$9.48519	8,052
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99730	$9.81524	0
01/01/2017 to 12/31/2017	$9.81524	$9.83353	0
01/01/2018 to 12/31/2018	$9.83353	$9.47167	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99729	$9.97137	0
01/01/2018 to 12/31/2018	$9.97137	$9.52692	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99729	$9.59872	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.53333	$9.21444	13,081
01/01/2010 to 12/31/2010	$9.21444	$10.19226	14,280
01/01/2011 to 12/31/2011	$10.19226	$9.70277	8,054
01/01/2012 to 12/31/2012	$9.70277	$10.76472	7,186
01/01/2013 to 12/31/2013	$10.76472	$12.88416	2,095
01/01/2014 to 12/31/2014	$12.88416	$13.44912	2,817
01/01/2015 to 12/31/2015	$13.44912	$13.19103	1,973
01/01/2016 to 12/31/2016	$13.19103	$13.74986	988
01/01/2017 to 12/31/2017	$13.74986	$15.81537	1,989
01/01/2018 to 12/31/2018	$15.81537	$14.46820	1,043
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99797	$11.58302	0
01/01/2014 to 12/31/2014	$11.58302	$12.83841	0
01/01/2015 to 12/31/2015	$12.83841	$12.07784	0
01/01/2016 to 12/31/2016	$12.07784	$13.53908	0
01/01/2017 to 12/31/2017	$13.53908	$15.64083	0
01/01/2018 to 12/31/2018	$15.64083	$14.53014	0
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.73751	$10.14313	0
01/01/2010 to 12/31/2010	$10.14313	$12.73524	0
01/01/2011 to 12/31/2011	$12.73524	$13.24404	0
01/01/2012 to 12/31/2012	$13.24404	$14.90358	0
01/01/2013 to 12/31/2013	$14.90358	$14.99562	0
01/01/2014 to 12/31/2014	$14.99562	$19.15271	0
01/01/2015 to 12/31/2015	$19.15271	$19.59076	0
01/01/2016 to 12/31/2016	$19.59076	$20.03451	0
01/01/2017 to 12/31/2017	$20.03451	$20.76791	0
01/01/2018 to 12/31/2018	$20.76791	$19.29515	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.01917	$8.59819	0
01/01/2010 to 12/31/2010	$8.59819	$9.59345	0
01/01/2011 to 12/31/2011	$9.59345	$9.21902	0
01/01/2012 to 12/31/2012	$9.21902	$9.95021	0
01/01/2013 to 12/31/2013	$9.95021	$11.14047	0
01/01/2014 to 12/31/2014	$11.14047	$11.21124	0
01/01/2015 to 12/31/2015	$11.21124	$11.04620	0
01/01/2016 to 12/31/2016	$11.04620	$11.23577	0
01/01/2017 to 12/31/2017	$11.23577	$12.76808	0
01/01/2018 to 12/31/2018	$12.76808	$11.49026	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.69443	$8.02826	3,136
01/01/2010 to 12/31/2010	$8.02826	$9.41466	2,640
01/01/2011 to 12/31/2011	$9.41466	$8.72255	1,183
01/01/2012 to 12/31/2012	$8.72255	$10.79040	1,694
01/01/2013 to 12/31/2013	$10.79040	$10.98489	0
01/01/2014 to 12/31/2014	$10.98489	$12.20914	0
01/01/2015 to 12/31/2015	$12.20914	$11.90066	0
01/01/2016 to 12/31/2016	$11.90066	$11.71502	0
01/01/2017 to 12/31/2017	$11.71502	$12.67438	0
01/01/2018 to 12/31/2018	$12.67438	$11.78125	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.69559	$8.05054	0
01/01/2010 to 12/31/2010	$8.05054	$8.86643	0
01/01/2011 to 12/31/2011	$8.86643	$8.17310	0
01/01/2012 to 12/31/2012	$8.17310	$9.54162	0
01/01/2013 to 12/31/2013	$9.54162	$12.43148	0
01/01/2014 to 12/31/2014	$12.43148	$13.72099	0
01/01/2015 to 12/31/2015	$13.72099	$12.76767	0
01/01/2016 to 12/31/2016	$12.76767	$13.89461	0
01/01/2017 to 12/31/2017	$13.89461	$14.87800	0
01/01/2018 to 12/31/2018	$14.87800	$13.27544	0
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.39860	$11.22967	2,350
01/01/2010 to 12/31/2010	$11.22967	$13.12804	1,978
01/01/2011 to 12/31/2011	$13.12804	$12.42687	886
01/01/2012 to 12/31/2012	$12.42687	$14.50120	1,269
01/01/2013 to 12/31/2013	$14.50120	$18.70197	0
01/01/2014 to 12/31/2014	$18.70197	$20.34905	0
01/01/2015 to 12/31/2015	$20.34905	$18.72398	0
01/01/2016 to 12/31/2016	$18.72398	$18.56876	0
01/01/2017 to 12/31/2017	$18.56876	$23.02536	0
01/01/2018 to 12/31/2018	$23.02536	$21.48380	0
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.72690	$9.11799	0
01/01/2010 to 12/31/2010	$9.11799	$9.92751	0
01/01/2011 to 12/31/2011	$9.92751	$9.63666	0
01/01/2012 to 12/31/2012	$9.63666	$10.35350	0
01/01/2013 to 12/31/2013	$10.35350	$11.09299	0
01/01/2014 to 12/31/2014	$11.09299	$11.25981	0
01/01/2015 to 12/31/2015	$11.25981	$10.88531	0
01/01/2016 to 12/31/2016	$10.88531	$11.17863	0
01/01/2017 to 12/31/2017	$11.17863	$12.24629	0
01/01/2018 to 12/31/2018	$12.24629	$11.10278	0
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.36658	$9.41935	0
01/01/2010 to 12/31/2010	$9.41935	$11.64951	0
01/01/2011 to 12/31/2011	$11.64951	$11.51375	0
01/01/2012 to 12/31/2012	$11.51375	$12.99485	0
01/01/2013 to 12/31/2013	$12.99485	$17.59878	0
01/01/2014 to 12/31/2014	$17.59878	$18.40533	0
01/01/2015 to 12/31/2015	$18.40533	$16.96975	0
01/01/2016 to 12/31/2016	$16.96975	$20.58213	0
01/01/2017 to 12/31/2017	$20.58213	$22.52902	0
01/01/2018 to 12/31/2018	$22.52902	$18.88542	0
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$9.95985	$9.80318	0
01/01/2010 to 12/31/2010	$9.80318	$9.56649	0
01/01/2011 to 12/31/2011	$9.56649	$9.33559	0
01/01/2012 to 12/31/2012	$9.33559	$9.10811	0
01/01/2013 to 12/31/2013	$9.10811	$8.88604	0
01/01/2014 to 12/31/2014	$8.88604	$8.66922	0
01/01/2015 to 12/31/2015	$8.66922	$8.45781	0
01/01/2016 to 12/31/2016	$8.45781	$8.25195	0
01/01/2017 to 12/31/2017	$8.25195	$8.07845	0
01/01/2018 to 12/31/2018	$8.07845	$7.98279	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.12412	$10.12539	1,248
01/01/2010 to 12/31/2010	$10.12539	$11.21213	1,050
01/01/2011 to 12/31/2011	$11.21213	$11.28630	471
01/01/2012 to 12/31/2012	$11.28630	$12.53825	674
01/01/2013 to 12/31/2013	$12.53825	$13.11078	0
01/01/2014 to 12/31/2014	$13.11078	$13.11815	0
01/01/2015 to 12/31/2015	$13.11815	$12.34203	0
01/01/2016 to 12/31/2016	$12.34203	$13.89564	0
01/01/2017 to 12/31/2017	$13.89564	$14.57056	0
01/01/2018 to 12/31/2018	$14.57056	$13.93091	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.04387	$7.62852	0
01/01/2010 to 12/31/2010	$7.62852	$8.42193	0
01/01/2011 to 12/31/2011	$8.42193	$7.87297	0
01/01/2012 to 12/31/2012	$7.87297	$8.97766	0
01/01/2013 to 12/31/2013	$8.97766	$12.25012	0
01/01/2014 to 12/31/2014	$12.25012	$13.59441	0
01/01/2015 to 12/31/2015	$13.59441	$12.22353	0
01/01/2016 to 12/31/2016	$12.22353	$14.29777	0
01/01/2017 to 12/31/2017	$14.29777	$16.62741	0
01/01/2018 to 12/31/2018	$16.62741	$13.92414	0
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$4.86152	$6.34471	0
01/01/2010 to 12/31/2010	$6.34471	$7.08742	0
01/01/2011 to 12/31/2011	$7.08742	$6.02101	0
01/01/2012 to 12/31/2012	$6.02101	$7.07028	0
01/01/2013 to 12/31/2013	$7.07028	$8.21244	0
01/01/2014 to 12/31/2014	$8.21244	$7.56947	0
01/01/2015 to 12/31/2015	$7.56947	$7.61730	0
01/01/2016 to 12/31/2016	$7.61730	$7.15106	0
01/01/2017 to 12/31/2017	$7.15106	$9.44894	0
01/01/2018 to 12/31/2018	$9.44894	$7.98835	0
AST International Value Portfolio
05/01/2009 to 12/31/2009	$5.33765	$6.89499	0
01/01/2010 to 12/31/2010	$6.89499	$7.47239	0
01/01/2011 to 12/31/2011	$7.47239	$6.37538	0
01/01/2012 to 12/31/2012	$6.37538	$7.25684	0
01/01/2013 to 12/31/2013	$7.25684	$8.45809	0
01/01/2014 to 12/31/2014	$8.45809	$7.69855	0
01/01/2015 to 12/31/2015	$7.69855	$7.57213	0
01/01/2016 to 12/31/2016	$7.57213	$7.43072	0
01/01/2017 to 12/31/2017	$7.43072	$8.90393	0
01/01/2018 to 12/31/2018	$8.90393	$7.28394	0
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.21247	$8.77545	0
01/01/2010 to 12/31/2010	$8.77545	$9.74444	0
01/01/2011 to 12/31/2011	$9.74444	$9.45296	0
01/01/2012 to 12/31/2012	$9.45296	$10.47466	0
01/01/2013 to 12/31/2013	$10.47466	$11.88302	0
01/01/2014 to 12/31/2014	$11.88302	$12.33098	0
01/01/2015 to 12/31/2015	$12.33098	$11.90421	0
01/01/2016 to 12/31/2016	$11.90421	$12.22046	0
01/01/2017 to 12/31/2017	$12.22046	$13.94490	0
01/01/2018 to 12/31/2018	$13.94490	$12.60007	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.66669	$10.26124	0
01/01/2010 to 12/31/2010	$10.26124	$10.72881	0
01/01/2011 to 12/31/2011	$10.72881	$9.50952	0
01/01/2012 to 12/31/2012	$9.50952	$11.30978	0
01/01/2013 to 12/31/2013	$11.30978	$12.72884	0
01/01/2014 to 12/31/2014	$12.72884	$11.62786	0
01/01/2015 to 12/31/2015	$11.62786	$11.02711	0
01/01/2016 to 12/31/2016	$11.02711	$10.96661	0
01/01/2017 to 12/31/2017	$10.96661	$13.87062	0
01/01/2018 to 12/31/2018	$13.87062	$11.16669	0
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.43014	$10.88748	475
01/01/2010 to 12/31/2010	$10.88748	$11.39938	569
01/01/2011 to 12/31/2011	$11.39938	$11.14783	426
01/01/2012 to 12/31/2012	$11.14783	$12.04129	488
01/01/2013 to 12/31/2013	$12.04129	$13.04361	0
01/01/2014 to 12/31/2014	$13.04361	$13.41883	0
01/01/2015 to 12/31/2015	$13.41883	$13.06758	0
01/01/2016 to 12/31/2016	$13.06758	$13.23896	0
01/01/2017 to 12/31/2017	$13.23896	$14.48524	0
01/01/2018 to 12/31/2018	$14.48524	$13.40564	0
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08336	$10.27972	0
01/01/2010 to 12/31/2010	$10.27972	$11.16403	0
01/01/2011 to 12/31/2011	$11.16403	$10.96433	0
01/01/2012 to 12/31/2012	$10.96433	$12.32091	0
01/01/2013 to 12/31/2013	$12.32091	$16.40721	0
01/01/2014 to 12/31/2014	$16.40721	$17.52831	0
01/01/2015 to 12/31/2015	$17.52831	$18.91947	0
01/01/2016 to 12/31/2016	$18.91947	$18.18869	0
01/01/2017 to 12/31/2017	$18.18869	$24.10489	0
01/01/2018 to 12/31/2018	$24.10489	$23.13473	0
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.97687	$8.84236	0
01/01/2010 to 12/31/2010	$8.84236	$10.33079	0
01/01/2011 to 12/31/2011	$10.33079	$9.98697	0
01/01/2012 to 12/31/2012	$9.98697	$10.93807	0
01/01/2013 to 12/31/2013	$10.93807	$14.57827	0
01/01/2014 to 12/31/2014	$14.57827	$15.72889	0
01/01/2015 to 12/31/2015	$15.72889	$16.89070	0
01/01/2016 to 12/31/2016	$16.89070	$17.39860	0
01/01/2017 to 12/31/2017	$17.39860	$22.57566	0
01/01/2018 to 12/31/2018	$22.57566	$21.43000	0
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.40864	$11.12969	0
01/01/2010 to 12/31/2010	$11.12969	$12.16648	0
01/01/2011 to 12/31/2011	$12.16648	$11.49831	0
01/01/2012 to 12/31/2012	$11.49831	$13.80626	0
01/01/2013 to 12/31/2013	$13.80626	$17.19182	0
01/01/2014 to 12/31/2014	$17.19182	$17.38136	0
01/01/2015 to 12/31/2015	$17.38136	$16.70891	0
01/01/2016 to 12/31/2016	$16.70891	$17.46169	0
01/01/2017 to 12/31/2017	$17.46169	$21.09861	0
01/01/2018 to 12/31/2018	$21.09861	$18.61498	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.00573	$9.67651	0
01/01/2010 to 12/31/2010	$9.67651	$10.64743	0
01/01/2011 to 12/31/2011	$10.64743	$10.32641	0
01/01/2012 to 12/31/2012	$10.32641	$11.79536	0
01/01/2013 to 12/31/2013	$11.79536	$15.73188	0
01/01/2014 to 12/31/2014	$15.73188	$16.68509	0
01/01/2015 to 12/31/2015	$16.68509	$17.45479	0
01/01/2016 to 12/31/2016	$17.45479	$17.35546	0
01/01/2017 to 12/31/2017	$17.35546	$22.13334	0
01/01/2018 to 12/31/2018	$22.13334	$22.05463	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99798	$10.16636	0
01/01/2013 to 12/31/2013	$10.16636	$13.34086	0
01/01/2014 to 12/31/2014	$13.34086	$14.34534	0
01/01/2015 to 12/31/2015	$14.34534	$13.89417	0
01/01/2016 to 12/31/2016	$13.89417	$15.37872	0
01/01/2017 to 12/31/2017	$15.37872	$17.60645	0
01/01/2018 to 12/31/2018	$17.60645	$15.43125	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.72941	$9.08838	0
01/01/2010 to 12/31/2010	$9.08838	$10.94487	0
01/01/2011 to 12/31/2011	$10.94487	$10.41300	0
01/01/2012 to 12/31/2012	$10.41300	$11.89859	0
01/01/2013 to 12/31/2013	$11.89859	$16.48496	0
01/01/2014 to 12/31/2014	$16.48496	$18.37486	0
01/01/2015 to 12/31/2015	$18.37486	$16.91607	0
01/01/2016 to 12/31/2016	$16.91607	$19.51321	0
01/01/2017 to 12/31/2017	$19.51321	$21.66386	0
01/01/2018 to 12/31/2018	$21.66386	$17.65753	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99798	$10.26748	1,617
01/01/2013 to 12/31/2013	$10.26748	$11.91180	0
01/01/2014 to 12/31/2014	$11.91180	$12.21841	0
01/01/2015 to 12/31/2015	$12.21841	$11.77229	0
01/01/2016 to 12/31/2016	$11.77229	$11.98224	0
01/01/2017 to 12/31/2017	$11.98224	$13.61892	0
01/01/2018 to 12/31/2018	$13.61892	$12.18553	0
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.14613	$9.02175	2,854
01/01/2010 to 12/31/2010	$9.02175	$10.76214	2,403
01/01/2011 to 12/31/2011	$10.76214	$8.37139	1,077
01/01/2012 to 12/31/2012	$8.37139	$9.63116	1,541
01/01/2013 to 12/31/2013	$9.63116	$9.41710	0
01/01/2014 to 12/31/2014	$9.41710	$8.75705	0
01/01/2015 to 12/31/2015	$8.75705	$7.11427	0
01/01/2016 to 12/31/2016	$7.11427	$7.79923	0
01/01/2017 to 12/31/2017	$7.79923	$9.61678	0
01/01/2018 to 12/31/2018	$9.61678	$8.06312	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.92202	$10.30799	1,144
01/01/2010 to 12/31/2010	$10.30799	$11.11975	1,359
01/01/2011 to 12/31/2011	$11.11975	$10.95710	1,018
01/01/2012 to 12/31/2012	$10.95710	$11.79840	182,286
01/01/2013 to 12/31/2013	$11.79840	$12.57096	0
01/01/2014 to 12/31/2014	$12.57096	$12.97264	0
01/01/2015 to 12/31/2015	$12.97264	$12.67442	0
01/01/2016 to 12/31/2016	$12.67442	$13.04924	0
01/01/2017 to 12/31/2017	$13.04924	$14.02149	0
01/01/2018 to 12/31/2018	$14.02149	$13.28913	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01789	$10.05667	0
01/01/2012 to 12/31/2012	$10.05667	$10.50845	54,603
01/01/2013 to 12/31/2013	$10.50845	$10.01491	0
01/01/2014 to 12/31/2014	$10.01491	$10.36282	0
01/01/2015 to 12/31/2015	$10.36282	$10.08303	0
01/01/2016 to 12/31/2016	$10.08303	$10.25185	0
01/01/2017 to 12/31/2017	$10.25185	$10.56970	0
01/01/2018 to 12/31/2018	$10.56970	$10.22668	0
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.62687	$8.04752	647
01/01/2010 to 12/31/2010	$8.04752	$9.34472	772
01/01/2011 to 12/31/2011	$9.34472	$8.55054	579
01/01/2012 to 12/31/2012	$8.55054	$9.41946	663
01/01/2013 to 12/31/2013	$9.41946	$10.75436	0
01/01/2014 to 12/31/2014	$10.75436	$11.45726	0
01/01/2015 to 12/31/2015	$11.45726	$11.10933	0
01/01/2016 to 12/31/2016	$11.10933	$11.93315	0
01/01/2017 to 12/31/2017	$11.93315	$13.51709	0
01/01/2018 to 12/31/2018	$13.51709	$12.18400	0
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99797	$11.61292	0
01/01/2014 to 12/31/2014	$11.61292	$13.05660	0
01/01/2015 to 12/31/2015	$13.05660	$12.93477	0
01/01/2016 to 12/31/2016	$12.93477	$13.99011	0
01/01/2017 to 12/31/2017	$13.99011	$16.57247	0
01/01/2018 to 12/31/2018	$16.57247	$15.00982	0
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.33555	$8.03123	0
01/01/2010 to 12/31/2010	$8.03123	$9.01452	0
01/01/2011 to 12/31/2011	$9.01452	$9.09905	0
01/01/2012 to 12/31/2012	$9.09905	$10.54604	0
01/01/2013 to 12/31/2013	$10.54604	$13.62540	0
01/01/2014 to 12/31/2014	$13.62540	$15.58130	0
01/01/2015 to 12/31/2015	$15.58130	$15.66929	0
01/01/2016 to 12/31/2016	$15.66929	$17.55770	0
01/01/2017 to 12/31/2017	$17.55770	$20.94238	0
01/01/2018 to 12/31/2018	$20.94238	$18.75007	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99797	$8.85188	0
01/01/2012 to 12/31/2012	$8.85188	$9.77186	0
01/01/2013 to 12/31/2013	$9.77186	$11.66891	0
01/01/2014 to 12/31/2014	$11.66891	$12.12433	0
01/01/2015 to 12/31/2015	$12.12433	$11.84638	0
01/01/2016 to 12/31/2016	$11.84638	$12.28875	0
01/01/2017 to 12/31/2017	$12.28875	$14.17081	0
01/01/2018 to 12/31/2018	$14.17081	$12.92087	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.41644	$8.79604	6,371
01/01/2010 to 12/31/2010	$8.79604	$9.60436	19,639
01/01/2011 to 12/31/2011	$9.60436	$9.20021	38,254
01/01/2012 to 12/31/2012	$9.20021	$9.89825	0
01/01/2013 to 12/31/2013	$9.89825	$10.85804	0
01/01/2014 to 12/31/2014	$10.85804	$11.13764	0
01/01/2015 to 12/31/2015	$11.13764	$10.84801	0
01/01/2016 to 12/31/2016	$10.84801	$11.09362	0
01/01/2017 to 12/31/2017	$11.09362	$12.58073	0
01/01/2018 to 12/31/2018	$12.58073	$11.30225	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.07749	$9.18366	0
01/01/2010 to 12/31/2010	$9.18366	$11.87580	0
01/01/2011 to 12/31/2011	$11.87580	$10.06727	499
01/01/2012 to 12/31/2012	$10.06727	$11.79281	714
01/01/2013 to 12/31/2013	$11.79281	$16.20078	0
01/01/2014 to 12/31/2014	$16.20078	$16.58656	0
01/01/2015 to 12/31/2015	$16.58656	$16.39800	0
01/01/2016 to 12/31/2016	$16.39800	$17.23062	0
01/01/2017 to 12/31/2017	$17.23062	$21.46671	0
01/01/2018 to 12/31/2018	$21.46671	$18.66942	0
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.43257	$8.42038	0
01/01/2010 to 12/31/2010	$8.42038	$11.20681	0
01/01/2011 to 12/31/2011	$11.20681	$10.82679	0
01/01/2012 to 12/31/2012	$10.82679	$11.84834	0
01/01/2013 to 12/31/2013	$11.84834	$15.62535	0
01/01/2014 to 12/31/2014	$15.62535	$15.82632	0
01/01/2015 to 12/31/2015	$15.82632	$15.56158	0
01/01/2016 to 12/31/2016	$15.56158	$17.01646	0
01/01/2017 to 12/31/2017	$17.01646	$20.57319	0
01/01/2018 to 12/31/2018	$20.57319	$18.38188	0
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.48765	$9.68953	0
01/01/2010 to 12/31/2010	$9.68953	$11.91066	0
01/01/2011 to 12/31/2011	$11.91066	$10.92602	0
01/01/2012 to 12/31/2012	$10.92602	$12.59493	0
01/01/2013 to 12/31/2013	$12.59493	$16.88377	0
01/01/2014 to 12/31/2014	$16.88377	$17.33974	0
01/01/2015 to 12/31/2015	$17.33974	$16.18759	0
01/01/2016 to 12/31/2016	$16.18759	$20.40605	0
01/01/2017 to 12/31/2017	$20.40605	$21.37237	0
01/01/2018 to 12/31/2018	$21.37237	$17.28816	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.48946	$10.24587	6,292
01/01/2010 to 12/31/2010	$10.24587	$11.14913	17,864
01/01/2011 to 12/31/2011	$11.14913	$11.09344	33,224
01/01/2012 to 12/31/2012	$11.09344	$12.28304	64,595
01/01/2013 to 12/31/2013	$12.28304	$14.00067	0
01/01/2014 to 12/31/2014	$14.00067	$14.46232	0
01/01/2015 to 12/31/2015	$14.46232	$14.11540	0
01/01/2016 to 12/31/2016	$14.11540	$14.81091	0
01/01/2017 to 12/31/2017	$14.81091	$16.67707	0
01/01/2018 to 12/31/2018	$16.67707	$15.40145	0
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.57703	$8.64499	0
01/01/2010 to 12/31/2010	$8.64499	$9.76777	0
01/01/2011 to 12/31/2011	$9.76777	$9.36837	0
01/01/2012 to 12/31/2012	$9.36837	$10.74651	0
01/01/2013 to 12/31/2013	$10.74651	$15.10048	0
01/01/2014 to 12/31/2014	$15.10048	$15.96161	0
01/01/2015 to 12/31/2015	$15.96161	$17.06472	0
01/01/2016 to 12/31/2016	$17.06472	$17.09868	0
01/01/2017 to 12/31/2017	$17.09868	$23.00330	0
01/01/2018 to 12/31/2018	$23.00330	$23.30673	0
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.98769	$8.80491	0
01/01/2010 to 12/31/2010	$8.80491	$9.65916	0
01/01/2011 to 12/31/2011	$9.65916	$9.37761	0
01/01/2012 to 12/31/2012	$9.37761	$10.37457	0
01/01/2013 to 12/31/2013	$10.37457	$13.62670	0
01/01/2014 to 12/31/2014	$13.62670	$13.50145	0
01/01/2015 to 12/31/2015	$13.50145	$12.37337	0
01/01/2016 to 12/31/2016	$12.37337	$12.81207	0
01/01/2017 to 12/31/2017	$12.81207	$14.56961	0
01/01/2018 to 12/31/2018	$14.56961	$12.83220	0
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$9.64393	$12.84502	0
01/01/2010 to 12/31/2010	$12.84502	$15.09525	0
01/01/2011 to 12/31/2011	$15.09525	$12.53029	0
01/01/2012 to 12/31/2012	$12.53029	$12.66625	0
01/01/2013 to 12/31/2013	$12.66625	$14.25797	0
01/01/2014 to 12/31/2014	$14.25797	$12.74707	0
01/01/2015 to 12/31/2015	$12.74707	$10.04163	0
01/01/2016 to 12/31/2016	$10.04163	$12.20886	0
01/01/2017 to 12/31/2017	$12.20886	$13.13962	0
01/01/2018 to 12/31/2018	$13.13962	$10.68264	0
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$9.80118	$10.83780	0
01/01/2010 to 12/31/2010	$10.83780	$11.18072	0
01/01/2011 to 12/31/2011	$11.18072	$11.35830	0
01/01/2012 to 12/31/2012	$11.35830	$11.65986	0
01/01/2013 to 12/31/2013	$11.65986	$10.94842	0
01/01/2014 to 12/31/2014	$10.94842	$10.74080	0
01/01/2015 to 12/31/2015	$10.74080	$9.99492	0
01/01/2016 to 12/31/2016	$9.99492	$10.17661	0
01/01/2017 to 12/31/2017	$10.17661	$10.13174	0
01/01/2018 to 12/31/2018	$10.13174	$10.08079	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.11051	$9.39751	0
01/01/2010 to 12/31/2010	$9.39751	$11.33295	0
01/01/2011 to 12/31/2011	$11.33295	$10.67533	0
01/01/2012 to 12/31/2012	$10.67533	$12.33193	0
01/01/2013 to 12/31/2013	$12.33193	$15.93123	0
01/01/2014 to 12/31/2014	$15.93123	$17.86927	0
01/01/2015 to 12/31/2015	$17.86927	$16.28130	0
01/01/2016 to 12/31/2016	$16.28130	$18.10830	0
01/01/2017 to 12/31/2017	$18.10830	$20.94185	0
01/01/2018 to 12/31/2018	$20.94185	$17.05212	0
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.71485	$8.49624	0
01/01/2010 to 12/31/2010	$8.49624	$9.50233	0
01/01/2011 to 12/31/2011	$9.50233	$8.95055	0
01/01/2012 to 12/31/2012	$8.95055	$9.69301	0
01/01/2013 to 12/31/2013	$9.69301	$11.39556	0
01/01/2014 to 12/31/2014	$11.39556	$11.72954	0
01/01/2015 to 12/31/2015	$11.72954	$11.37104	0
01/01/2016 to 12/31/2016	$11.37104	$11.81824	0
01/01/2017 to 12/31/2017	$11.81824	$13.09820	0
01/01/2018 to 12/31/2018	$13.09820	$12.13847	0
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.34743	$10.04074	0
01/01/2010 to 12/31/2010	$10.04074	$10.55981	0
01/01/2011 to 12/31/2011	$10.55981	$10.92337	0
01/01/2012 to 12/31/2012	$10.92337	$11.49329	33,222
01/01/2013 to 12/31/2013	$11.49329	$11.04549	0
01/01/2014 to 12/31/2014	$11.04549	$11.55162	0
01/01/2015 to 12/31/2015	$11.55162	$11.40922	0
01/01/2016 to 12/31/2016	$11.40922	$11.70478	0
01/01/2017 to 12/31/2017	$11.70478	$12.14038	0
01/01/2018 to 12/31/2018	$12.14038	$11.57443	0
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$7.23821	$9.04891	0
01/01/2010 to 12/31/2010	$9.04891	$10.36114	0
01/01/2011 to 12/31/2011	$10.36114	$10.81113	0
01/01/2012 to 12/31/2012	$10.81113	$11.69219	0
01/01/2013 to 12/31/2013	$11.69219	$14.65269	0
01/01/2014 to 12/31/2014	$14.65269	$15.75730	0
01/01/2015 to 12/31/2015	$15.75730	$16.01307	0
01/01/2016 to 12/31/2016	$16.01307	$16.17715	0
01/01/2017 to 12/31/2017	$16.17715	$18.15988	0
01/01/2018 to 12/31/2018	$18.15988	$15.09205	0
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$7.24648	$8.93814	0
01/01/2010 to 12/31/2010	$8.93814	$10.58556	0
01/01/2011 to 12/31/2011	$10.58556	$10.89578	0
01/01/2012 to 12/31/2012	$10.89578	$12.97860	0
01/01/2013 to 12/31/2013	$12.97860	$17.71053	0
01/01/2014 to 12/31/2014	$17.71053	$19.43158	0
01/01/2015 to 12/31/2015	$19.43158	$19.84661	0
01/01/2016 to 12/31/2016	$19.84661	$20.17428	0
01/01/2017 to 12/31/2017	$20.17428	$23.29901	0
01/01/2018 to 12/31/2018	$23.29901	$22.86732	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Financials
05/01/2009 to 12/31/2009	$4.49970	$5.88283	0
01/01/2010 to 12/31/2010	$5.88283	$6.36668	0
01/01/2011 to 12/31/2011	$6.36668	$5.35238	0
01/01/2012 to 12/31/2012	$5.35238	$6.51284	0
01/01/2013 to 12/31/2013	$6.51284	$8.39224	0
01/01/2014 to 12/31/2014	$8.39224	$9.24511	0
01/01/2015 to 12/31/2015	$9.24511	$8.88483	0
01/01/2016 to 12/31/2016	$8.88483	$9.99670	0
01/01/2017 to 12/31/2017	$9.99670	$11.52768	0
01/01/2018 to 12/31/2018	$11.52768	$10.07221	0
ProFund VP Health Care
05/01/2009 to 12/31/2009	$7.56425	$9.67034	0
01/01/2010 to 12/31/2010	$9.67034	$9.70289	0
01/01/2011 to 12/31/2011	$9.70289	$10.42399	0
01/01/2012 to 12/31/2012	$10.42399	$11.93924	0
01/01/2013 to 12/31/2013	$11.93924	$16.27921	0
01/01/2014 to 12/31/2014	$16.27921	$19.64620	0
01/01/2015 to 12/31/2015	$19.64620	$20.12976	0
01/01/2016 to 12/31/2016	$20.12976	$18.84394	0
01/01/2017 to 12/31/2017	$18.84394	$22.23152	0
01/01/2018 to 12/31/2018	$22.23152	$22.64817	0
ProFund VP Industrials
05/01/2009 to 12/31/2009	$5.82245	$7.34128	0
01/01/2010 to 12/31/2010	$7.34128	$8.86338	0
01/01/2011 to 12/31/2011	$8.86338	$8.49312	0
01/01/2012 to 12/31/2012	$8.49312	$9.59464	0
01/01/2013 to 12/31/2013	$9.59464	$12.93551	0
01/01/2014 to 12/31/2014	$12.93551	$13.32390	0
01/01/2015 to 12/31/2015	$13.32390	$12.55436	0
01/01/2016 to 12/31/2016	$12.55436	$14.39828	0
01/01/2017 to 12/31/2017	$14.39828	$17.19468	0
01/01/2018 to 12/31/2018	$17.19468	$14.63162	0
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$6.74965	$8.45456	0
01/01/2010 to 12/31/2010	$8.45456	$9.33599	0
01/01/2011 to 12/31/2011	$9.33599	$9.39381	0
01/01/2012 to 12/31/2012	$9.39381	$10.32981	0
01/01/2013 to 12/31/2013	$10.32981	$13.16841	0
01/01/2014 to 12/31/2014	$13.16841	$14.50810	0
01/01/2015 to 12/31/2015	$14.50810	$14.68594	0
01/01/2016 to 12/31/2016	$14.68594	$15.04712	0
01/01/2017 to 12/31/2017	$15.04712	$18.39443	0
01/01/2018 to 12/31/2018	$18.39443	$17.60952	0
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$5.75866	$7.26970	0
01/01/2010 to 12/31/2010	$7.26970	$8.00701	0
01/01/2011 to 12/31/2011	$8.00701	$7.71216	0
01/01/2012 to 12/31/2012	$7.71216	$8.68390	0
01/01/2013 to 12/31/2013	$8.68390	$11.00466	0
01/01/2014 to 12/31/2014	$11.00466	$11.86077	0
01/01/2015 to 12/31/2015	$11.86077	$11.02349	0
01/01/2016 to 12/31/2016	$11.02349	$12.41497	0
01/01/2017 to 12/31/2017	$12.41497	$13.74033	0
01/01/2018 to 12/31/2018	$13.74033	$11.97885	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$6.58198	$8.32036	0
01/01/2010 to 12/31/2010	$8.32036	$10.42441	0
01/01/2011 to 12/31/2011	$10.42441	$9.87622	0
01/01/2012 to 12/31/2012	$9.87622	$11.11677	0
01/01/2013 to 12/31/2013	$11.11677	$14.15642	0
01/01/2014 to 12/31/2014	$14.15642	$14.62481	0
01/01/2015 to 12/31/2015	$14.62481	$14.30847	0
01/01/2016 to 12/31/2016	$14.30847	$15.75785	0
01/01/2017 to 12/31/2017	$15.75785	$18.18905	0
01/01/2018 to 12/31/2018	$18.18905	$15.61748	0
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$6.39121	$8.20817	0
01/01/2010 to 12/31/2010	$8.20817	$9.64585	0
01/01/2011 to 12/31/2011	$9.64585	$9.04157	0
01/01/2012 to 12/31/2012	$9.04157	$10.28174	0
01/01/2013 to 12/31/2013	$10.28174	$13.25708	0
01/01/2014 to 12/31/2014	$13.25708	$14.25106	0
01/01/2015 to 12/31/2015	$14.25106	$12.75990	0
01/01/2016 to 12/31/2016	$12.75990	$15.47979	0
01/01/2017 to 12/31/2017	$15.47979	$16.70538	0
01/01/2018 to 12/31/2018	$16.70538	$14.12982	0
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$4.70504	$6.84754	0
01/01/2010 to 12/31/2010	$6.84754	$8.33018	0
01/01/2011 to 12/31/2011	$8.33018	$8.51343	0
01/01/2012 to 12/31/2012	$8.51343	$9.73161	0
01/01/2013 to 12/31/2013	$9.73161	$9.50298	0
01/01/2014 to 12/31/2014	$9.50298	$11.59069	0
01/01/2015 to 12/31/2015	$11.59069	$11.34463	0
01/01/2016 to 12/31/2016	$11.34463	$11.70236	0
01/01/2017 to 12/31/2017	$11.70236	$12.33678	0
01/01/2018 to 12/31/2018	$12.33678	$11.34845	0
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$6.64794	$8.33620	0
01/01/2010 to 12/31/2010	$8.33620	$10.22521	0
01/01/2011 to 12/31/2011	$10.22521	$10.10410	0
01/01/2012 to 12/31/2012	$10.10410	$11.08758	0
01/01/2013 to 12/31/2013	$11.08758	$15.19027	0
01/01/2014 to 12/31/2014	$15.19027	$15.14170	0
01/01/2015 to 12/31/2015	$15.14170	$14.94554	0
01/01/2016 to 12/31/2016	$14.94554	$17.53247	0
01/01/2017 to 12/31/2017	$17.53247	$19.32445	0
01/01/2018 to 12/31/2018	$19.32445	$17.76673	0
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$6.75047	$8.38674	0
01/01/2010 to 12/31/2010	$8.38674	$9.99076	0
01/01/2011 to 12/31/2011	$9.99076	$9.34756	0
01/01/2012 to 12/31/2012	$9.34756	$10.59245	0
01/01/2013 to 12/31/2013	$10.59245	$14.22770	0
01/01/2014 to 12/31/2014	$14.22770	$14.68770	0
01/01/2015 to 12/31/2015	$14.68770	$13.14319	0
01/01/2016 to 12/31/2016	$13.14319	$16.51355	0
01/01/2017 to 12/31/2017	$16.51355	$17.67655	0
01/01/2018 to 12/31/2018	$17.67655	$14.79165	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$6.98950	$7.56881	0
01/01/2010 to 12/31/2010	$7.56881	$8.54253	0
01/01/2011 to 12/31/2011	$8.54253	$8.49018	0
01/01/2012 to 12/31/2012	$8.49018	$9.65087	0
01/01/2013 to 12/31/2013	$9.65087	$10.55188	0
01/01/2014 to 12/31/2014	$10.55188	$10.35267	0
01/01/2015 to 12/31/2015	$10.35267	$10.25385	0
01/01/2016 to 12/31/2016	$10.25385	$12.17112	0
01/01/2017 to 12/31/2017	$12.17112	$11.62294	0
01/01/2018 to 12/31/2018	$11.62294	$9.62524	0
ProFund VP Utilities
05/01/2009 to 12/31/2009	$6.49044	$7.75237	0
01/01/2010 to 12/31/2010	$7.75237	$8.01335	0
01/01/2011 to 12/31/2011	$8.01335	$9.18718	0
01/01/2012 to 12/31/2012	$9.18718	$8.97529	0
01/01/2013 to 12/31/2013	$8.97529	$9.92217	0
01/01/2014 to 12/31/2014	$9.92217	$12.18591	0
01/01/2015 to 12/31/2015	$12.18591	$11.12745	0
01/01/2016 to 12/31/2016	$11.12745	$12.49366	0
01/01/2017 to 12/31/2017	$12.49366	$13.48671	0
01/01/2018 to 12/31/2018	$13.48671	$13.53537	0
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: Basic Death Benefit Only (1.55%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.62021	$9.33172	2,150,966
01/01/2010 to 12/31/2010	$9.33172	$10.28882	2,575,846
01/01/2011 to 12/31/2011	$10.28882	$9.86254	2,101,519
01/01/2012 to 12/31/2012	$9.86254	$10.93232	2,489,866
01/01/2013 to 12/31/2013	$10.93232	$11.83916	2,357,157
01/01/2014 to 12/31/2014	$11.83916	$12.10359	2,107,812
01/01/2015 to 12/31/2015	$12.10359	$11.53511	1,851,471
01/01/2016 to 12/31/2016	$11.53511	$12.07903	1,703,620
01/01/2017 to 12/31/2017	$12.07903	$13.39213	1,608,539
01/01/2018 to 12/31/2018	$13.39213	$12.11377	1,202,326
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.82619	$9.72595	713,971
01/01/2010 to 12/31/2010	$9.72595	$10.89021	874,964
01/01/2011 to 12/31/2011	$10.89021	$10.73628	804,478
01/01/2012 to 12/31/2012	$10.73628	$12.01516	951,885
01/01/2013 to 12/31/2013	$12.01516	$13.79063	1,046,966
01/01/2014 to 12/31/2014	$13.79063	$14.40963	992,201
01/01/2015 to 12/31/2015	$14.40963	$14.30363	859,475
01/01/2016 to 12/31/2016	$14.30363	$15.08674	771,092
01/01/2017 to 12/31/2017	$15.08674	$17.37178	765,450
01/01/2018 to 12/31/2018	$17.37178	$16.09834	653,943
AST AQR Emerging Markets Equity Portfolio
02/25/2013* to 12/31/2013	$9.99874	$10.10622	0
01/01/2014 to 12/31/2014	$10.10622	$9.64085	0
01/01/2015 to 12/31/2015	$9.64085	$8.01969	0
01/01/2016 to 12/31/2016	$8.01969	$8.95321	0
01/01/2017 to 12/31/2017	$8.95321	$11.89835	2,512
01/01/2018 to 12/31/2018	$11.89835	$9.49487	2,696
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99874	$11.64723	0
01/01/2014 to 12/31/2014	$11.64723	$12.97992	0
01/01/2015 to 12/31/2015	$12.97992	$13.00246	0
01/01/2016 to 12/31/2016	$13.00246	$14.17488	0
01/01/2017 to 12/31/2017	$14.17488	$17.04894	0
01/01/2018 to 12/31/2018	$17.04894	$15.42178	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.92738	$9.62505	3,063,742
01/01/2010 to 12/31/2010	$9.62505	$10.64526	3,682,992
01/01/2011 to 12/31/2011	$10.64526	$10.35559	3,322,498
01/01/2012 to 12/31/2012	$10.35559	$11.46953	3,882,270
01/01/2013 to 12/31/2013	$11.46953	$13.28773	3,646,597
01/01/2014 to 12/31/2014	$13.28773	$13.93828	3,426,570
01/01/2015 to 12/31/2015	$13.93828	$13.79086	3,276,761
01/01/2016 to 12/31/2016	$13.79086	$14.43601	3,055,827
01/01/2017 to 12/31/2017	$14.43601	$16.33522	2,923,826
01/01/2018 to 12/31/2018	$16.33522	$15.29086	2,625,351

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99874	$9.17470	12,347
01/01/2012 to 12/31/2012	$9.17470	$10.10920	31,405
01/01/2013 to 12/31/2013	$10.10920	$11.03529	30,725
01/01/2014 to 12/31/2014	$11.03529	$11.39883	30,059
01/01/2015 to 12/31/2015	$11.39883	$10.88804	21,076
01/01/2016 to 12/31/2016	$10.88804	$11.46853	21,753
01/01/2017 to 12/31/2017	$11.46853	$12.71825	32,646
01/01/2018 to 12/31/2018	$12.71825	$11.86201	29,438
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.65895	$11.56999	63,137
01/01/2010 to 12/31/2010	$11.56999	$11.83776	74,666
01/01/2011 to 12/31/2011	$11.83776	$11.91937	67,893
01/01/2012 to 12/31/2012	$11.91937	$12.28836	88,368
01/01/2013 to 12/31/2013	$12.28836	$11.83763	87,309
01/01/2014 to 12/31/2014	$11.83763	$11.64560	69,147
01/01/2015 to 12/31/2015	$11.64560	$11.52330	61,484
01/01/2016 to 12/31/2016	$11.52330	$11.53320	65,928
01/01/2017 to 12/31/2017	$11.53320	$11.55095	64,055
01/01/2018 to 12/31/2018	$11.55095	$11.45859	45,953
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.58517	$12.14622	586,106
01/01/2010 to 12/31/2010	$12.14622	$12.88400	825,811
01/01/2011 to 12/31/2011	$12.88400	$13.09095	687,328
01/01/2012 to 12/31/2012	$13.09095	$14.09248	797,218
01/01/2013 to 12/31/2013	$14.09248	$13.62239	816,650
01/01/2014 to 12/31/2014	$13.62239	$13.98210	753,810
01/01/2015 to 12/31/2015	$13.98210	$13.47848	640,334
01/01/2016 to 12/31/2016	$13.47848	$13.83440	616,040
01/01/2017 to 12/31/2017	$13.83440	$14.21803	604,578
01/01/2018 to 12/31/2018	$14.21803	$13.90732	483,435
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.34781	$9.06844	2,083,500
01/01/2010 to 12/31/2010	$9.06844	$10.12452	2,802,840
01/01/2011 to 12/31/2011	$10.12452	$9.72831	2,138,495
01/01/2012 to 12/31/2012	$9.72831	$10.89425	2,637,947
01/01/2013 to 12/31/2013	$10.89425	$13.16116	2,762,707
01/01/2014 to 12/31/2014	$13.16116	$13.86689	2,841,559
01/01/2015 to 12/31/2015	$13.86689	$13.72816	2,647,090
01/01/2016 to 12/31/2016	$13.72816	$14.44329	2,568,650
01/01/2017 to 12/31/2017	$14.44329	$16.76790	2,505,112
01/01/2018 to 12/31/2018	$16.76790	$15.48404	2,330,819
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99874	$11.67557	2,447
01/01/2014 to 12/31/2014	$11.67557	$13.06215	4,731
01/01/2015 to 12/31/2015	$13.06215	$12.40337	3,625
01/01/2016 to 12/31/2016	$12.40337	$14.03362	16,067
01/01/2017 to 12/31/2017	$14.03362	$16.36332	21,073
01/01/2018 to 12/31/2018	$16.36332	$15.34445	17,031

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.11539	$7.94483	16,815
01/01/2010 to 12/31/2010	$7.94483	$10.06834	44,201
01/01/2011 to 12/31/2011	$10.06834	$10.56835	39,921
01/01/2012 to 12/31/2012	$10.56835	$12.00411	46,945
01/01/2013 to 12/31/2013	$12.00411	$12.19121	53,132
01/01/2014 to 12/31/2014	$12.19121	$15.71649	53,194
01/01/2015 to 12/31/2015	$15.71649	$16.22632	43,570
01/01/2016 to 12/31/2016	$16.22632	$16.74855	50,559
01/01/2017 to 12/31/2017	$16.74855	$17.52365	30,574
01/01/2018 to 12/31/2018	$17.52365	$16.43430	27,210
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.26552	$8.86111	1,105,631
01/01/2010 to 12/31/2010	$8.86111	$9.97923	1,387,358
01/01/2011 to 12/31/2011	$9.97923	$9.67928	1,202,340
01/01/2012 to 12/31/2012	$9.67928	$10.54500	1,175,200
01/01/2013 to 12/31/2013	$10.54500	$11.91681	1,177,186
01/01/2014 to 12/31/2014	$11.91681	$12.10476	1,003,578
01/01/2015 to 12/31/2015	$12.10476	$12.03800	1,008,300
01/01/2016 to 12/31/2016	$12.03800	$12.35889	969,400
01/01/2017 to 12/31/2017	$12.35889	$14.17547	908,351
01/01/2018 to 12/31/2018	$14.17547	$12.87682	778,196
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.11700	$8.13797	17,240
01/01/2010 to 12/31/2010	$8.13797	$9.63255	32,735
01/01/2011 to 12/31/2011	$9.63255	$9.00776	26,134
01/01/2012 to 12/31/2012	$9.00776	$11.24753	38,666
01/01/2013 to 12/31/2013	$11.24753	$11.55735	42,626
01/01/2014 to 12/31/2014	$11.55735	$12.96554	28,977
01/01/2015 to 12/31/2015	$12.96554	$12.75614	38,798
01/01/2016 to 12/31/2016	$12.75614	$12.67426	32,397
01/01/2017 to 12/31/2017	$12.67426	$13.83990	29,984
01/01/2018 to 12/31/2018	$13.83990	$12.98565	24,376
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.67776	$7.83769	57,631
01/01/2010 to 12/31/2010	$7.83769	$8.71263	77,727
01/01/2011 to 12/31/2011	$8.71263	$8.10638	66,996
01/01/2012 to 12/31/2012	$8.10638	$9.55241	82,548
01/01/2013 to 12/31/2013	$9.55241	$12.56185	96,035
01/01/2014 to 12/31/2014	$12.56185	$13.99459	82,653
01/01/2015 to 12/31/2015	$13.99459	$13.14413	147,368
01/01/2016 to 12/31/2016	$13.14413	$14.43781	142,080
01/01/2017 to 12/31/2017	$14.43781	$15.60374	172,511
01/01/2018 to 12/31/2018	$15.60374	$14.05401	119,400
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.76729	$10.46870	142,166
01/01/2010 to 12/31/2010	$10.46870	$12.35275	135,150
01/01/2011 to 12/31/2011	$12.35275	$11.80230	98,379
01/01/2012 to 12/31/2012	$11.80230	$13.90165	133,595
01/01/2013 to 12/31/2013	$13.90165	$18.09631	126,917
01/01/2014 to 12/31/2014	$18.09631	$19.87432	111,842
01/01/2015 to 12/31/2015	$19.87432	$18.45832	154,977
01/01/2016 to 12/31/2016	$18.45832	$18.47611	147,426
01/01/2017 to 12/31/2017	$18.47611	$23.12400	140,645
01/01/2018 to 12/31/2018	$23.12400	$21.77887	111,932

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.62229	$9.26113	812,786
01/01/2010 to 12/31/2010	$9.26113	$10.17744	1,042,665
01/01/2011 to 12/31/2011	$10.17744	$9.97148	985,917
01/01/2012 to 12/31/2012	$9.97148	$10.81372	1,086,829
01/01/2013 to 12/31/2013	$10.81372	$11.69444	1,060,006
01/01/2014 to 12/31/2014	$11.69444	$11.98130	1,009,573
01/01/2015 to 12/31/2015	$11.98130	$11.69120	950,689
01/01/2016 to 12/31/2016	$11.69120	$12.11823	880,059
01/01/2017 to 12/31/2017	$12.11823	$13.39959	848,206
01/01/2018 to 12/31/2018	$13.39959	$12.26273	665,584
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.64384	$9.54810	73,435
01/01/2010 to 12/31/2010	$9.54810	$11.91907	79,799
01/01/2011 to 12/31/2011	$11.91907	$11.89024	58,242
01/01/2012 to 12/31/2012	$11.89024	$13.54566	77,494
01/01/2013 to 12/31/2013	$13.54566	$18.51615	71,769
01/01/2014 to 12/31/2014	$18.51615	$19.54602	66,475
01/01/2015 to 12/31/2015	$19.54602	$18.19013	60,568
01/01/2016 to 12/31/2016	$18.19013	$22.26808	56,067
01/01/2017 to 12/31/2017	$22.26808	$24.60174	56,640
01/01/2018 to 12/31/2018	$24.60174	$20.81717	47,309
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.65447	$10.51751	211,045
01/01/2010 to 12/31/2010	$10.51751	$10.35969	214,120
01/01/2011 to 12/31/2011	$10.35969	$10.20379	253,055
01/01/2012 to 12/31/2012	$10.20379	$10.04893	207,762
01/01/2013 to 12/31/2013	$10.04893	$9.89558	156,244
01/01/2014 to 12/31/2014	$9.89558	$9.74467	170,985
01/01/2015 to 12/31/2015	$9.74467	$9.59559	158,248
01/01/2016 to 12/31/2016	$9.59559	$9.44955	160,010
01/01/2017 to 12/31/2017	$9.44955	$9.33737	180,731
01/01/2018 to 12/31/2018	$9.33737	$9.31362	234,108
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.82524	$10.44540	70,653
01/01/2010 to 12/31/2010	$10.44540	$11.67447	101,020
01/01/2011 to 12/31/2011	$11.67447	$11.86124	82,294
01/01/2012 to 12/31/2012	$11.86124	$13.30052	94,302
01/01/2013 to 12/31/2013	$13.30052	$14.03791	103,226
01/01/2014 to 12/31/2014	$14.03791	$14.17716	101,255
01/01/2015 to 12/31/2015	$14.17716	$13.46328	84,451
01/01/2016 to 12/31/2016	$13.46328	$15.29932	78,433
01/01/2017 to 12/31/2017	$15.29932	$16.19207	64,808
01/01/2018 to 12/31/2018	$16.19207	$15.62687	51,844
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.06725	$7.13569	74,352
01/01/2010 to 12/31/2010	$7.13569	$7.95146	75,923
01/01/2011 to 12/31/2011	$7.95146	$7.50265	55,100
01/01/2012 to 12/31/2012	$7.50265	$8.63555	68,452
01/01/2013 to 12/31/2013	$8.63555	$11.89344	70,242
01/01/2014 to 12/31/2014	$11.89344	$13.32180	70,300
01/01/2015 to 12/31/2015	$13.32180	$12.09053	65,957
01/01/2016 to 12/31/2016	$12.09053	$14.27400	62,885
01/01/2017 to 12/31/2017	$14.27400	$16.75457	60,742
01/01/2018 to 12/31/2018	$16.75457	$14.16266	59,547

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.09868	$8.12488	54,223
01/01/2010 to 12/31/2010	$8.12488	$9.16080	53,039
01/01/2011 to 12/31/2011	$9.16080	$7.85528	48,202
01/01/2012 to 12/31/2012	$7.85528	$9.31060	56,081
01/01/2013 to 12/31/2013	$9.31060	$10.91573	48,202
01/01/2014 to 12/31/2014	$10.91573	$10.15523	58,115
01/01/2015 to 12/31/2015	$10.15523	$10.31507	75,899
01/01/2016 to 12/31/2016	$10.31507	$9.77405	73,879
01/01/2017 to 12/31/2017	$9.77405	$13.03507	60,945
01/01/2018 to 12/31/2018	$13.03507	$11.12394	62,667
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.95843	$8.94211	52,523
01/01/2010 to 12/31/2010	$8.94211	$9.78154	50,490
01/01/2011 to 12/31/2011	$9.78154	$8.42354	41,000
01/01/2012 to 12/31/2012	$8.42354	$9.67819	51,018
01/01/2013 to 12/31/2013	$9.67819	$11.38578	36,232
01/01/2014 to 12/31/2014	$11.38578	$10.46042	45,659
01/01/2015 to 12/31/2015	$10.46042	$10.38491	59,695
01/01/2016 to 12/31/2016	$10.38491	$10.28614	58,986
01/01/2017 to 12/31/2017	$10.28614	$12.44037	47,858
01/01/2018 to 12/31/2018	$12.44037	$10.27276	46,509
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.14571	$8.91307	373,383
01/01/2010 to 12/31/2010	$8.91307	$9.98987	513,492
01/01/2011 to 12/31/2011	$9.98987	$9.78156	407,142
01/01/2012 to 12/31/2012	$9.78156	$10.94038	579,678
01/01/2013 to 12/31/2013	$10.94038	$12.52756	706,243
01/01/2014 to 12/31/2014	$12.52756	$13.12146	694,440
01/01/2015 to 12/31/2015	$13.12146	$12.78586	662,304
01/01/2016 to 12/31/2016	$12.78586	$13.24789	574,585
01/01/2017 to 12/31/2017	$13.24789	$15.25820	624,516
01/01/2018 to 12/31/2018	$15.25820	$13.91656	558,301
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.58885	$8.81640	115,193
01/01/2010 to 12/31/2010	$8.81640	$9.30432	194,754
01/01/2011 to 12/31/2011	$9.30432	$8.32407	147,972
01/01/2012 to 12/31/2012	$8.32407	$9.99280	169,924
01/01/2013 to 12/31/2013	$9.99280	$11.35179	163,460
01/01/2014 to 12/31/2014	$11.35179	$10.46701	167,855
01/01/2015 to 12/31/2015	$10.46701	$10.01918	147,902
01/01/2016 to 12/31/2016	$10.01918	$10.05717	127,076
01/01/2017 to 12/31/2017	$10.05717	$12.83884	121,885
01/01/2018 to 12/31/2018	$12.83884	$10.43331	112,711
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.59008	$10.32164	780,192
01/01/2010 to 12/31/2010	$10.32164	$10.90809	784,859
01/01/2011 to 12/31/2011	$10.90809	$10.76681	646,095
01/01/2012 to 12/31/2012	$10.76681	$11.73884	765,793
01/01/2013 to 12/31/2013	$11.73884	$12.83500	770,008
01/01/2014 to 12/31/2014	$12.83500	$13.32780	745,478
01/01/2015 to 12/31/2015	$13.32780	$13.10037	663,092
01/01/2016 to 12/31/2016	$13.10037	$13.39595	606,774
01/01/2017 to 12/31/2017	$13.39595	$14.79365	577,253
01/01/2018 to 12/31/2018	$14.79365	$13.81999	486,285

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08412	$10.29227	919
01/01/2010 to 12/31/2010	$10.29227	$11.28218	4,167
01/01/2011 to 12/31/2011	$11.28218	$11.18383	4,148
01/01/2012 to 12/31/2012	$11.18383	$12.68552	10,437
01/01/2013 to 12/31/2013	$12.68552	$17.05068	10,348
01/01/2014 to 12/31/2014	$17.05068	$18.38625	18,359
01/01/2015 to 12/31/2015	$18.38625	$20.03101	28,336
01/01/2016 to 12/31/2016	$20.03101	$19.43697	27,912
01/01/2017 to 12/31/2017	$19.43697	$25.99931	22,283
01/01/2018 to 12/31/2018	$25.99931	$25.18781	19,646
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.42308	$8.20734	141,702
01/01/2010 to 12/31/2010	$8.20734	$9.67845	178,562
01/01/2011 to 12/31/2011	$9.67845	$9.44386	140,635
01/01/2012 to 12/31/2012	$9.44386	$10.44016	169,368
01/01/2013 to 12/31/2013	$10.44016	$14.04478	151,116
01/01/2014 to 12/31/2014	$14.04478	$15.29509	251,946
01/01/2015 to 12/31/2015	$15.29509	$16.57858	199,902
01/01/2016 to 12/31/2016	$16.57858	$17.23638	185,690
01/01/2017 to 12/31/2017	$17.23638	$22.57358	150,014
01/01/2018 to 12/31/2018	$22.57358	$21.62967	116,048
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.78320	$10.07929	55,620
01/01/2010 to 12/31/2010	$10.07929	$11.12120	75,614
01/01/2011 to 12/31/2011	$11.12120	$10.60861	66,359
01/01/2012 to 12/31/2012	$10.60861	$12.85735	67,795
01/01/2013 to 12/31/2013	$12.85735	$16.15990	66,225
01/01/2014 to 12/31/2014	$16.15990	$16.49088	76,261
01/01/2015 to 12/31/2015	$16.49088	$16.00119	88,715
01/01/2016 to 12/31/2016	$16.00119	$16.87807	84,764
01/01/2017 to 12/31/2017	$16.87807	$20.58367	71,699
01/01/2018 to 12/31/2018	$20.58367	$18.33161	62,013
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.38927	$9.04493	36,854
01/01/2010 to 12/31/2010	$9.04493	$10.04560	45,607
01/01/2011 to 12/31/2011	$10.04560	$9.83366	30,153
01/01/2012 to 12/31/2012	$9.83366	$11.33774	41,551
01/01/2013 to 12/31/2013	$11.33774	$15.26288	32,756
01/01/2014 to 12/31/2014	$15.26288	$16.33895	28,605
01/01/2015 to 12/31/2015	$16.33895	$17.25257	36,469
01/01/2016 to 12/31/2016	$17.25257	$17.31446	36,637
01/01/2017 to 12/31/2017	$17.31446	$22.28686	31,383
01/01/2018 to 12/31/2018	$22.28686	$22.41665	24,722
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99874	$10.20155	0
01/01/2013 to 12/31/2013	$10.20155	$13.51211	0
01/01/2014 to 12/31/2014	$13.51211	$14.66544	0
01/01/2015 to 12/31/2015	$14.66544	$14.33715	32,315
01/01/2016 to 12/31/2016	$14.33715	$16.01711	34,658
01/01/2017 to 12/31/2017	$16.01711	$18.50834	28,910
01/01/2018 to 12/31/2018	$18.50834	$16.37450	26,637

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.87444	$8.13599	58,958
01/01/2010 to 12/31/2010	$8.13599	$9.88948	87,635
01/01/2011 to 12/31/2011	$9.88948	$9.49682	61,938
01/01/2012 to 12/31/2012	$9.49682	$10.95341	75,072
01/01/2013 to 12/31/2013	$10.95341	$15.31735	75,756
01/01/2014 to 12/31/2014	$15.31735	$17.23301	76,157
01/01/2015 to 12/31/2015	$17.23301	$16.01339	77,633
01/01/2016 to 12/31/2016	$16.01339	$18.64422	72,031
01/01/2017 to 12/31/2017	$18.64422	$20.89208	75,799
01/01/2018 to 12/31/2018	$20.89208	$17.18874	57,817
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99874	$10.33248	72,273
01/01/2013 to 12/31/2013	$10.33248	$12.09919	81,104
01/01/2014 to 12/31/2014	$12.09919	$12.52682	76,209
01/01/2015 to 12/31/2015	$12.52682	$12.18243	56,696
01/01/2016 to 12/31/2016	$12.18243	$12.51537	55,006
01/01/2017 to 12/31/2017	$12.51537	$14.35749	57,282
01/01/2018 to 12/31/2018	$14.35749	$12.96732	39,380
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.57715	$9.14495	96,285
01/01/2010 to 12/31/2010	$9.14495	$11.01080	178,201
01/01/2011 to 12/31/2011	$11.01080	$8.64490	127,900
01/01/2012 to 12/31/2012	$8.64490	$10.03905	170,398
01/01/2013 to 12/31/2013	$10.03905	$9.90790	177,093
01/01/2014 to 12/31/2014	$9.90790	$9.29973	167,043
01/01/2015 to 12/31/2015	$9.29973	$7.62587	146,613
01/01/2016 to 12/31/2016	$7.62587	$8.43791	136,540
01/01/2017 to 12/31/2017	$8.43791	$10.50120	141,867
01/01/2018 to 12/31/2018	$10.50120	$8.88760	105,152
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.84892	$10.45993	1,594,790
01/01/2010 to 12/31/2010	$10.45993	$11.38917	1,966,370
01/01/2011 to 12/31/2011	$11.38917	$11.32728	1,970,053
01/01/2012 to 12/31/2012	$11.32728	$12.31131	2,050,090
01/01/2013 to 12/31/2013	$12.31131	$13.24018	1,961,922
01/01/2014 to 12/31/2014	$13.24018	$13.79108	1,717,539
01/01/2015 to 12/31/2015	$13.79108	$13.60014	1,601,746
01/01/2016 to 12/31/2016	$13.60014	$14.13295	1,544,291
01/01/2017 to 12/31/2017	$14.13295	$15.32763	1,489,320
01/01/2018 to 12/31/2018	$15.32763	$14.66377	1,316,271
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01866	$10.07285	229
01/01/2012 to 12/31/2012	$10.07285	$10.62414	14,677
01/01/2013 to 12/31/2013	$10.62414	$10.21994	9,794
01/01/2014 to 12/31/2014	$10.21994	$10.67386	37,904
01/01/2015 to 12/31/2015	$10.67386	$10.48277	24,110
01/01/2016 to 12/31/2016	$10.48277	$10.75767	24,061
01/01/2017 to 12/31/2017	$10.75767	$11.19474	46,033
01/01/2018 to 12/31/2018	$11.19474	$10.93339	56,037

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.60696	$8.19609	646,698
01/01/2010 to 12/31/2010	$8.19609	$9.60610	804,993
01/01/2011 to 12/31/2011	$9.60610	$8.87180	574,380
01/01/2012 to 12/31/2012	$8.87180	$9.86507	824,290
01/01/2013 to 12/31/2013	$9.86507	$11.36842	921,191
01/01/2014 to 12/31/2014	$11.36842	$12.22460	985,014
01/01/2015 to 12/31/2015	$12.22460	$11.96425	1,789,212
01/01/2016 to 12/31/2016	$11.96425	$12.97122	1,682,589
01/01/2017 to 12/31/2017	$12.97122	$14.82992	2,696,666
01/01/2018 to 12/31/2018	$14.82992	$13.49310	2,367,469
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99874	$11.68682	0
01/01/2014 to 12/31/2014	$11.68682	$13.26253	0
01/01/2015 to 12/31/2015	$13.26253	$13.26158	0
01/01/2016 to 12/31/2016	$13.26158	$14.47726	0
01/01/2017 to 12/31/2017	$14.47726	$17.30945	0
01/01/2018 to 12/31/2018	$17.30945	$15.82488	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.51497	$7.81555	32,499
01/01/2010 to 12/31/2010	$7.81555	$8.85453	48,270
01/01/2011 to 12/31/2011	$8.85453	$9.02103	30,829
01/01/2012 to 12/31/2012	$9.02103	$10.55351	36,633
01/01/2013 to 12/31/2013	$10.55351	$13.76244	47,908
01/01/2014 to 12/31/2014	$13.76244	$15.88513	64,765
01/01/2015 to 12/31/2015	$15.88513	$16.12431	77,168
01/01/2016 to 12/31/2016	$16.12431	$18.23604	53,106
01/01/2017 to 12/31/2017	$18.23604	$21.95436	47,616
01/01/2018 to 12/31/2018	$21.95436	$19.84111	26,340
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99874	$8.90747	0
01/01/2012 to 12/31/2012	$8.90747	$9.92541	0
01/01/2013 to 12/31/2013	$9.92541	$11.96308	0
01/01/2014 to 12/31/2014	$11.96308	$12.54626	0
01/01/2015 to 12/31/2015	$12.54626	$12.37340	0
01/01/2016 to 12/31/2016	$12.37340	$12.95535	2,357
01/01/2017 to 12/31/2017	$12.95535	$15.07870	2,361
01/01/2018 to 12/31/2018	$15.07870	$13.87807	1,954
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.35283	$8.93400	536,030
01/01/2010 to 12/31/2010	$8.93400	$9.84613	831,731
01/01/2011 to 12/31/2011	$9.84613	$9.51998	730,250
01/01/2012 to 12/31/2012	$9.51998	$10.33838	890,396
01/01/2013 to 12/31/2013	$10.33838	$11.44699	809,381
01/01/2014 to 12/31/2014	$11.44699	$11.85150	767,128
01/01/2015 to 12/31/2015	$11.85150	$11.65125	756,805
01/01/2016 to 12/31/2016	$11.65125	$12.02616	675,923
01/01/2017 to 12/31/2017	$12.02616	$13.76541	651,624
01/01/2018 to 12/31/2018	$13.76541	$12.48297	534,840

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.00326	$7.84248	57,873
01/01/2010 to 12/31/2010	$7.84248	$10.23628	43,370
01/01/2011 to 12/31/2011	$10.23628	$8.75847	77,555
01/01/2012 to 12/31/2012	$8.75847	$10.35593	108,841
01/01/2013 to 12/31/2013	$10.35593	$14.35979	101,834
01/01/2014 to 12/31/2014	$14.35979	$14.83925	101,094
01/01/2015 to 12/31/2015	$14.83925	$14.80787	74,566
01/01/2016 to 12/31/2016	$14.80787	$15.70503	67,949
01/01/2017 to 12/31/2017	$15.70503	$19.74839	63,494
01/01/2018 to 12/31/2018	$19.74839	$17.33672	47,073
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.70061	$8.83559	27,085
01/01/2010 to 12/31/2010	$8.83559	$11.86932	54,733
01/01/2011 to 12/31/2011	$11.86932	$11.57388	49,803
01/01/2012 to 12/31/2012	$11.57388	$12.78458	48,474
01/01/2013 to 12/31/2013	$12.78458	$17.01765	55,170
01/01/2014 to 12/31/2014	$17.01765	$17.39792	45,141
01/01/2015 to 12/31/2015	$17.39792	$17.26689	52,378
01/01/2016 to 12/31/2016	$17.26689	$19.05732	49,415
01/01/2017 to 12/31/2017	$19.05732	$23.25550	48,067
01/01/2018 to 12/31/2018	$23.25550	$20.97418	37,030
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.73606	$8.42432	63,865
01/01/2010 to 12/31/2010	$8.42432	$10.45223	66,125
01/01/2011 to 12/31/2011	$10.45223	$9.67773	66,105
01/01/2012 to 12/31/2012	$9.67773	$11.26057	71,613
01/01/2013 to 12/31/2013	$11.26057	$15.23609	69,375
01/01/2014 to 12/31/2014	$15.23609	$15.79392	62,703
01/01/2015 to 12/31/2015	$15.79392	$14.88253	65,477
01/01/2016 to 12/31/2016	$14.88253	$18.93584	58,140
01/01/2017 to 12/31/2017	$18.93584	$20.01756	60,556
01/01/2018 to 12/31/2018	$20.01756	$16.34468	44,932
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.12262	$9.92935	1,629,869
01/01/2010 to 12/31/2010	$9.92935	$10.90571	2,057,043
01/01/2011 to 12/31/2011	$10.90571	$10.95260	1,802,519
01/01/2012 to 12/31/2012	$10.95260	$12.24090	2,161,067
01/01/2013 to 12/31/2013	$12.24090	$14.08325	2,221,053
01/01/2014 to 12/31/2014	$14.08325	$14.68366	2,111,106
01/01/2015 to 12/31/2015	$14.68366	$14.46568	2,285,433
01/01/2016 to 12/31/2016	$14.46568	$15.31996	2,166,382
01/01/2017 to 12/31/2017	$15.31996	$17.41115	2,007,117
01/01/2018 to 12/31/2018	$17.41115	$16.23074	1,841,885
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.53413	$9.86862	92,324
01/01/2010 to 12/31/2010	$9.86862	$11.25440	131,302
01/01/2011 to 12/31/2011	$11.25440	$10.89495	102,940
01/01/2012 to 12/31/2012	$10.89495	$12.61485	127,224
01/01/2013 to 12/31/2013	$12.61485	$17.89146	112,259
01/01/2014 to 12/31/2014	$17.89146	$19.08873	97,030
01/01/2015 to 12/31/2015	$19.08873	$20.59874	95,683
01/01/2016 to 12/31/2016	$20.59874	$20.83233	93,824
01/01/2017 to 12/31/2017	$20.83233	$28.28748	98,111
01/01/2018 to 12/31/2018	$28.28748	$28.93028	97,166

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.78317	$7.89930	47,189
01/01/2010 to 12/31/2010	$7.89930	$8.74662	42,445
01/01/2011 to 12/31/2011	$8.74662	$8.57090	37,974
01/01/2012 to 12/31/2012	$8.57090	$9.57090	40,666
01/01/2013 to 12/31/2013	$9.57090	$12.68859	30,612
01/01/2014 to 12/31/2014	$12.68859	$12.68959	29,194
01/01/2015 to 12/31/2015	$12.68959	$11.73818	29,586
01/01/2016 to 12/31/2016	$11.73818	$12.26777	27,976
01/01/2017 to 12/31/2017	$12.26777	$14.08072	26,903
01/01/2018 to 12/31/2018	$14.08072	$12.51828	24,429
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.70277	$9.85783	220,418
01/01/2010 to 12/31/2010	$9.85783	$11.69296	312,377
01/01/2011 to 12/31/2011	$11.69296	$9.79692	228,194
01/01/2012 to 12/31/2012	$9.79692	$9.99607	277,911
01/01/2013 to 12/31/2013	$9.99607	$11.35752	251,646
01/01/2014 to 12/31/2014	$11.35752	$10.24897	239,718
01/01/2015 to 12/31/2015	$10.24897	$8.14936	205,711
01/01/2016 to 12/31/2016	$8.14936	$10.00065	192,134
01/01/2017 to 12/31/2017	$10.00065	$10.86342	197,227
01/01/2018 to 12/31/2018	$10.86342	$8.91536	146,965
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.69133	$11.80367	41,934
01/01/2010 to 12/31/2010	$11.80367	$12.29119	73,954
01/01/2011 to 12/31/2011	$12.29119	$12.60300	85,891
01/01/2012 to 12/31/2012	$12.60300	$13.05891	105,085
01/01/2013 to 12/31/2013	$13.05891	$12.37691	72,726
01/01/2014 to 12/31/2014	$12.37691	$12.25586	44,843
01/01/2015 to 12/31/2015	$12.25586	$11.51141	41,214
01/01/2016 to 12/31/2016	$11.51141	$11.83003	44,558
01/01/2017 to 12/31/2017	$11.83003	$11.88764	37,357
01/01/2018 to 12/31/2018	$11.88764	$11.93928	30,461
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.41960	$8.77984	46,606
01/01/2010 to 12/31/2010	$8.77984	$10.68701	61,888
01/01/2011 to 12/31/2011	$10.68701	$10.16087	48,135
01/01/2012 to 12/31/2012	$10.16087	$11.84769	37,541
01/01/2013 to 12/31/2013	$11.84769	$15.44877	34,336
01/01/2014 to 12/31/2014	$15.44877	$17.49037	25,687
01/01/2015 to 12/31/2015	$17.49037	$16.08516	38,761
01/01/2016 to 12/31/2016	$16.08516	$18.05696	32,185
01/01/2017 to 12/31/2017	$18.05696	$21.07709	26,554
01/01/2018 to 12/31/2018	$21.07709	$17.32388	23,532
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.53179	$8.26091	194,411
01/01/2010 to 12/31/2010	$8.26091	$9.32545	210,936
01/01/2011 to 12/31/2011	$9.32545	$8.86601	185,422
01/01/2012 to 12/31/2012	$8.86601	$9.69157	202,525
01/01/2013 to 12/31/2013	$9.69157	$11.50036	205,354
01/01/2014 to 12/31/2014	$11.50036	$11.94816	208,436
01/01/2015 to 12/31/2015	$11.94816	$11.69128	223,042
01/01/2016 to 12/31/2016	$11.69128	$12.26432	254,694
01/01/2017 to 12/31/2017	$12.26432	$13.71941	282,085
01/01/2018 to 12/31/2018	$13.71941	$12.83381	233,780

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.31646	$10.24119	133,103
01/01/2010 to 12/31/2010	$10.24119	$10.87128	225,008
01/01/2011 to 12/31/2011	$10.87128	$11.35046	181,115
01/01/2012 to 12/31/2012	$11.35046	$12.05471	249,232
01/01/2013 to 12/31/2013	$12.05471	$11.69345	234,750
01/01/2014 to 12/31/2014	$11.69345	$12.34370	233,340
01/01/2015 to 12/31/2015	$12.34370	$12.30568	246,318
01/01/2016 to 12/31/2016	$12.30568	$12.74227	240,007
01/01/2017 to 12/31/2017	$12.74227	$13.33976	238,445
01/01/2018 to 12/31/2018	$13.33976	$12.83769	299,336
AST Western Asset Emerging Markets Debt Portfolio
08/20/2012* to 12/31/2012	$9.99874	$10.39046	0
01/01/2013 to 12/31/2013	$10.39046	$9.39959	0
01/01/2014 to 12/31/2014	$9.39959	$9.38142	0
01/01/2015 to 12/31/2015	$9.38142	$8.95326	0
01/01/2016 to 12/31/2016	$8.95326	$9.75201	0
01/01/2017 to 12/31/2017	$9.75201	$10.49679	1,286
01/01/2018 to 12/31/2018	$10.49679	$9.64662	1,286
*Denotes the start date of these sub-accounts

PREMIER X SERIES
Pruco Life Insurance Company of New Jersey
Prospectus
ACCUMULATION UNIT VALUES: With HD GRO 60 bps and HAV 40 bps (2.55%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02456	$12.18141	0
01/01/2010 to 12/31/2010	$12.18141	$13.29975	3,005
01/01/2011 to 12/31/2011	$13.29975	$12.62465	1,364
01/01/2012 to 12/31/2012	$12.62465	$13.85724	648
01/01/2013 to 12/31/2013	$13.85724	$14.86035	180
01/01/2014 to 12/31/2014	$14.86035	$15.04410	0
01/01/2015 to 12/31/2015	$15.04410	$14.19767	0
01/01/2016 to 12/31/2016	$14.19767	$14.72257	0
01/01/2017 to 12/31/2017	$14.72257	$16.16435	0
01/01/2018 to 12/31/2018	$16.16435	$14.47796	0
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.03690	$12.37780	0
01/01/2010 to 12/31/2010	$12.37780	$13.72449	2,017
01/01/2011 to 12/31/2011	$13.72449	$13.39876	857
01/01/2012 to 12/31/2012	$13.39876	$14.84823	1,063
01/01/2013 to 12/31/2013	$14.84823	$16.87635	176
01/01/2014 to 12/31/2014	$16.87635	$17.46186	0
01/01/2015 to 12/31/2015	$17.46186	$17.16435	0
01/01/2016 to 12/31/2016	$17.16435	$17.92799	0
01/01/2017 to 12/31/2017	$17.92799	$20.44269	0
01/01/2018 to 12/31/2018	$20.44269	$18.75832	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99793	$11.56973	0
01/01/2014 to 12/31/2014	$11.56973	$12.76787	0
01/01/2015 to 12/31/2015	$12.76787	$12.66536	0
01/01/2016 to 12/31/2016	$12.66536	$13.67307	0
01/01/2017 to 12/31/2017	$13.67307	$16.28555	0
01/01/2018 to 12/31/2018	$16.28555	$14.58670	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02338	$12.00675	1,854
01/01/2010 to 12/31/2010	$12.00675	$13.15015	3,717
01/01/2011 to 12/31/2011	$13.15015	$12.66779	2,010
01/01/2012 to 12/31/2012	$12.66779	$13.89326	1,993
01/01/2013 to 12/31/2013	$13.89326	$15.93876	721
01/01/2014 to 12/31/2014	$15.93876	$16.55606	1,678
01/01/2015 to 12/31/2015	$16.55606	$16.22119	1,231
01/01/2016 to 12/31/2016	$16.22119	$16.81501	599
01/01/2017 to 12/31/2017	$16.81501	$18.84232	493
01/01/2018 to 12/31/2018	$18.84232	$17.46455	162
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99793	$9.11444	0
01/01/2012 to 12/31/2012	$9.11444	$9.94462	0
01/01/2013 to 12/31/2013	$9.94462	$10.74981	0
01/01/2014 to 12/31/2014	$10.74981	$10.99564	1,009
01/01/2015 to 12/31/2015	$10.99564	$10.40043	707
01/01/2016 to 12/31/2016	$10.40043	$10.84833	361
01/01/2017 to 12/31/2017	$10.84833	$11.91349	680
01/01/2018 to 12/31/2018	$11.91349	$11.00244	273

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$9.99043	$10.45317	0
01/01/2010 to 12/31/2010	$10.45317	$10.59058	0
01/01/2011 to 12/31/2011	$10.59058	$10.55994	0
01/01/2012 to 12/31/2012	$10.55994	$10.78039	0
01/01/2013 to 12/31/2013	$10.78039	$10.28382	0
01/01/2014 to 12/31/2014	$10.28382	$10.01822	0
01/01/2015 to 12/31/2015	$10.01822	$9.81634	0
01/01/2016 to 12/31/2016	$9.81634	$9.72940	0
01/01/2017 to 12/31/2017	$9.72940	$9.64991	0
01/01/2018 to 12/31/2018	$9.64991	$9.47871	0
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$9.98230	$11.01889	967
01/01/2010 to 12/31/2010	$11.01889	$11.57418	32,533
01/01/2011 to 12/31/2011	$11.57418	$11.64560	8,618
01/01/2012 to 12/31/2012	$11.64560	$12.41404	11,826
01/01/2013 to 12/31/2013	$12.41404	$11.88287	3,434
01/01/2014 to 12/31/2014	$11.88287	$12.07770	7,502
01/01/2015 to 12/31/2015	$12.07770	$11.52908	5,707
01/01/2016 to 12/31/2016	$11.52908	$11.71835	2,707
01/01/2017 to 12/31/2017	$11.71835	$11.92611	4,337
01/01/2018 to 12/31/2018	$11.92611	$11.55121	1,965
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92252	$9.64728	0
01/01/2010 to 12/31/2010	$9.64728	$10.45969	0
01/01/2011 to 12/31/2011	$10.45969	$11.58521	0
01/01/2012 to 12/31/2012	$11.58521	$11.94239	0
01/01/2013 to 12/31/2013	$11.94239	$11.27943	0
01/01/2014 to 12/31/2014	$11.27943	$11.29180	0
01/01/2015 to 12/31/2015	$11.29180	$11.10018	0
01/01/2016 to 12/31/2016	$11.10018	$10.99895	0
01/01/2017 to 12/31/2017	$10.99895	$10.80244	0
01/01/2018 to 12/31/2018	$10.80244	$10.61203	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.90529	$9.54833	0
01/01/2010 to 12/31/2010	$9.54833	$10.36871	0
01/01/2011 to 12/31/2011	$10.36871	$11.72642	0
01/01/2012 to 12/31/2012	$11.72642	$12.10435	0
01/01/2013 to 12/31/2013	$12.10435	$11.23298	0
01/01/2014 to 12/31/2014	$11.23298	$11.42068	0
01/01/2015 to 12/31/2015	$11.42068	$11.25592	0
01/01/2016 to 12/31/2016	$11.25592	$11.13546	0
01/01/2017 to 12/31/2017	$11.13546	$10.94165	0
01/01/2018 to 12/31/2018	$10.94165	$10.72854	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88401	$9.22420	0
01/01/2010 to 12/31/2010	$9.22420	$10.06022	4,123
01/01/2011 to 12/31/2011	$10.06022	$11.64277	0
01/01/2012 to 12/31/2012	$11.64277	$12.07011	0
01/01/2013 to 12/31/2013	$12.07011	$11.00302	0
01/01/2014 to 12/31/2014	$11.00302	$11.39033	0
01/01/2015 to 12/31/2015	$11.39033	$11.27673	0
01/01/2016 to 12/31/2016	$11.27673	$11.21209	0
01/01/2017 to 12/31/2017	$11.21209	$11.03080	0
01/01/2018 to 12/31/2018	$11.03080	$10.78665	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99724	$10.93130	4,163
01/01/2011 to 12/31/2011	$10.93130	$12.82398	55,791
01/01/2012 to 12/31/2012	$12.82398	$13.35416	37,504
01/01/2013 to 12/31/2013	$13.35416	$12.11040	28,799
01/01/2014 to 12/31/2014	$12.11040	$12.71631	21,160
01/01/2015 to 12/31/2015	$12.71631	$12.62115	21,243
01/01/2016 to 12/31/2016	$12.62115	$12.55829	4,326
01/01/2017 to 12/31/2017	$12.55829	$12.44032	4,323
01/01/2018 to 12/31/2018	$12.44032	$12.13754	4,321
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99793	$11.93684	84,357
01/01/2012 to 12/31/2012	$11.93684	$12.32003	58,092
01/01/2013 to 12/31/2013	$12.32003	$10.84276	33,839
01/01/2014 to 12/31/2014	$10.84276	$11.66946	32,967
01/01/2015 to 12/31/2015	$11.66946	$11.61777	33,484
01/01/2016 to 12/31/2016	$11.61777	$11.53648	32,665
01/01/2017 to 12/31/2017	$11.53648	$11.42681	32,590
01/01/2018 to 12/31/2018	$11.42681	$11.12474	35,640
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99725	$10.32609	0
01/01/2013 to 12/31/2013	$10.32609	$9.04222	36,058
01/01/2014 to 12/31/2014	$9.04222	$9.93002	14,424
01/01/2015 to 12/31/2015	$9.93002	$9.94524	3,223
01/01/2016 to 12/31/2016	$9.94524	$9.88379	3,469
01/01/2017 to 12/31/2017	$9.88379	$9.80209	2,994
01/01/2018 to 12/31/2018	$9.80209	$9.53197	3,196
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99862	$8.68828	77,753
01/01/2014 to 12/31/2014	$8.68828	$9.70849	61,506
01/01/2015 to 12/31/2015	$9.70849	$9.73597	0
01/01/2016 to 12/31/2016	$9.73597	$9.67538	0
01/01/2017 to 12/31/2017	$9.67538	$9.59417	0
01/01/2018 to 12/31/2018	$9.59417	$9.29414	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99862	$11.22397	0
01/01/2015 to 12/31/2015	$11.22397	$11.16358	30,821
01/01/2016 to 12/31/2016	$11.16358	$11.15565	0
01/01/2017 to 12/31/2017	$11.15565	$11.07801	0
01/01/2018 to 12/31/2018	$11.07801	$10.72176	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99862	$9.86838	56,227
01/01/2016 to 12/31/2016	$9.86838	$9.82337	26,996
01/01/2017 to 12/31/2017	$9.82337	$9.81165	3,529
01/01/2018 to 12/31/2018	$9.81165	$9.46686	4,981
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99725	$9.81054	75,511
01/01/2017 to 12/31/2017	$9.81054	$9.82411	67,974
01/01/2018 to 12/31/2018	$9.82411	$9.45795	75,817
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99724	$9.96666	0
01/01/2018 to 12/31/2018	$9.96666	$9.51776	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99724	$9.59394	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03868	$12.27482	971
01/01/2010 to 12/31/2010	$12.27482	$13.57069	4,764
01/01/2011 to 12/31/2011	$13.57069	$12.91269	1,876
01/01/2012 to 12/31/2012	$12.91269	$14.31898	2,271
01/01/2013 to 12/31/2013	$14.31898	$17.12982	867
01/01/2014 to 12/31/2014	$17.12982	$17.87230	1,381
01/01/2015 to 12/31/2015	$17.87230	$17.52077	964
01/01/2016 to 12/31/2016	$17.52077	$18.25414	415
01/01/2017 to 12/31/2017	$18.25414	$20.98620	742
01/01/2018 to 12/31/2018	$20.98620	$19.18915	317
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99793	$11.57811	0
01/01/2014 to 12/31/2014	$11.57811	$12.82677	0
01/01/2015 to 12/31/2015	$12.82677	$12.06107	0
01/01/2016 to 12/31/2016	$12.06107	$13.51365	0
01/01/2017 to 12/31/2017	$13.51365	$15.60395	0
01/01/2018 to 12/31/2018	$15.60395	$14.48874	0
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61469	$14.46991	0
01/01/2010 to 12/31/2010	$14.46991	$18.15890	0
01/01/2011 to 12/31/2011	$18.15890	$18.87506	0
01/01/2012 to 12/31/2012	$18.87506	$21.22973	0
01/01/2013 to 12/31/2013	$21.22973	$21.35038	0
01/01/2014 to 12/31/2014	$21.35038	$27.25593	0
01/01/2015 to 12/31/2015	$27.25593	$27.86561	0
01/01/2016 to 12/31/2016	$27.86561	$28.48304	0
01/01/2017 to 12/31/2017	$28.48304	$29.51142	0
01/01/2018 to 12/31/2018	$29.51142	$27.40524	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01305	$12.26160	0
01/01/2010 to 12/31/2010	$12.26160	$13.67415	0
01/01/2011 to 12/31/2011	$13.67415	$13.13404	0
01/01/2012 to 12/31/2012	$13.13404	$14.16890	0
01/01/2013 to 12/31/2013	$14.16890	$15.85609	0
01/01/2014 to 12/31/2014	$15.85609	$15.94903	0
01/01/2015 to 12/31/2015	$15.94903	$15.70648	0
01/01/2016 to 12/31/2016	$15.70648	$15.96827	0
01/01/2017 to 12/31/2017	$15.96827	$18.13734	0
01/01/2018 to 12/31/2018	$18.13734	$16.31414	0
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.85931	$13.89546	0
01/01/2010 to 12/31/2010	$13.89546	$16.28721	0
01/01/2011 to 12/31/2011	$16.28721	$15.08249	0
01/01/2012 to 12/31/2012	$15.08249	$18.64899	0
01/01/2013 to 12/31/2013	$18.64899	$18.97582	0
01/01/2014 to 12/31/2014	$18.97582	$21.08041	0
01/01/2015 to 12/31/2015	$21.08041	$20.53775	0
01/01/2016 to 12/31/2016	$20.53775	$20.20756	0
01/01/2017 to 12/31/2017	$20.20756	$21.85164	0
01/01/2018 to 12/31/2018	$21.85164	$20.30183	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12452	$12.16953	0
01/01/2010 to 12/31/2010	$12.16953	$13.39621	0
01/01/2011 to 12/31/2011	$13.39621	$12.34249	0
01/01/2012 to 12/31/2012	$12.34249	$14.40204	0
01/01/2013 to 12/31/2013	$14.40204	$18.75475	0
01/01/2014 to 12/31/2014	$18.75475	$20.69000	0
01/01/2015 to 12/31/2015	$20.69000	$19.24302	0
01/01/2016 to 12/31/2016	$19.24302	$20.93139	0
01/01/2017 to 12/31/2017	$20.93139	$22.40188	0
01/01/2018 to 12/31/2018	$22.40188	$19.97910	0
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.05955	$13.44619	0
01/01/2010 to 12/31/2010	$13.44619	$15.71146	0
01/01/2011 to 12/31/2011	$15.71146	$14.86507	0
01/01/2012 to 12/31/2012	$14.86507	$17.33790	0
01/01/2013 to 12/31/2013	$17.33790	$22.34947	0
01/01/2014 to 12/31/2014	$22.34947	$24.30597	0
01/01/2015 to 12/31/2015	$24.30597	$22.35387	204
01/01/2016 to 12/31/2016	$22.35387	$22.15776	0
01/01/2017 to 12/31/2017	$22.15776	$27.46230	0
01/01/2018 to 12/31/2018	$27.46230	$25.61106	0
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02456	$11.82541	0
01/01/2010 to 12/31/2010	$11.82541	$12.86882	0
01/01/2011 to 12/31/2011	$12.86882	$12.48569	0
01/01/2012 to 12/31/2012	$12.48569	$13.40809	0
01/01/2013 to 12/31/2013	$13.40809	$14.35876	0
01/01/2014 to 12/31/2014	$14.35876	$14.56753	456
01/01/2015 to 12/31/2015	$14.56753	$14.07598	319
01/01/2016 to 12/31/2016	$14.07598	$14.44830	163
01/01/2017 to 12/31/2017	$14.44830	$15.82067	307
01/01/2018 to 12/31/2018	$15.82067	$14.33633	123
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95309	$12.72261	0
01/01/2010 to 12/31/2010	$12.72261	$15.72724	0
01/01/2011 to 12/31/2011	$15.72724	$15.53641	0
01/01/2012 to 12/31/2012	$15.53641	$17.52650	0
01/01/2013 to 12/31/2013	$17.52650	$23.72432	0
01/01/2014 to 12/31/2014	$23.72432	$24.79963	0
01/01/2015 to 12/31/2015	$24.79963	$22.85418	0
01/01/2016 to 12/31/2016	$22.85418	$27.70576	0
01/01/2017 to 12/31/2017	$27.70576	$30.31168	0
01/01/2018 to 12/31/2018	$30.31168	$25.39694	0
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$9.99953	$9.83880	897
01/01/2010 to 12/31/2010	$9.83880	$9.59652	869
01/01/2011 to 12/31/2011	$9.59652	$9.36043	495
01/01/2012 to 12/31/2012	$9.36043	$9.12800	495
01/01/2013 to 12/31/2013	$9.12800	$8.90088	218
01/01/2014 to 12/31/2014	$8.90088	$8.67962	425
01/01/2015 to 12/31/2015	$8.67962	$8.46365	303
01/01/2016 to 12/31/2016	$8.46365	$8.25372	156
01/01/2017 to 12/31/2017	$8.25372	$8.07626	0
01/01/2018 to 12/31/2018	$8.07626	$7.97667	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.01698	$12.48045	0
01/01/2010 to 12/31/2010	$12.48045	$13.81311	0
01/01/2011 to 12/31/2011	$13.81311	$13.89768	0
01/01/2012 to 12/31/2012	$13.89768	$15.43168	0
01/01/2013 to 12/31/2013	$15.43168	$16.12844	0
01/01/2014 to 12/31/2014	$16.12844	$16.12961	0
01/01/2015 to 12/31/2015	$16.12961	$15.16793	0
01/01/2016 to 12/31/2016	$15.16793	$17.06898	0
01/01/2017 to 12/31/2017	$17.06898	$17.88932	0
01/01/2018 to 12/31/2018	$17.88932	$17.09565	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06253	$12.69666	0
01/01/2010 to 12/31/2010	$12.69666	$14.01036	0
01/01/2011 to 12/31/2011	$14.01036	$13.09087	0
01/01/2012 to 12/31/2012	$13.09087	$14.92040	0
01/01/2013 to 12/31/2013	$14.92040	$20.34909	0
01/01/2014 to 12/31/2014	$20.34909	$22.57081	0
01/01/2015 to 12/31/2015	$22.57081	$20.28471	0
01/01/2016 to 12/31/2016	$20.28471	$23.71529	0
01/01/2017 to 12/31/2017	$23.71529	$27.56595	0
01/01/2018 to 12/31/2018	$27.56595	$23.07283	0
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14310	$13.23326	0
01/01/2010 to 12/31/2010	$13.23326	$14.77515	10,981
01/01/2011 to 12/31/2011	$14.77515	$12.54599	3,146
01/01/2012 to 12/31/2012	$12.54599	$14.72517	5,437
01/01/2013 to 12/31/2013	$14.72517	$17.09543	1,008
01/01/2014 to 12/31/2014	$17.09543	$15.74917	3,099
01/01/2015 to 12/31/2015	$15.74917	$15.84097	2,359
01/01/2016 to 12/31/2016	$15.84097	$14.86434	701
01/01/2017 to 12/31/2017	$14.86434	$19.63121	1,031
01/01/2018 to 12/31/2018	$19.63121	$16.58861	407
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.11760	$13.06521	804
01/01/2010 to 12/31/2010	$13.06521	$14.15249	11,478
01/01/2011 to 12/31/2011	$14.15249	$12.06890	3,283
01/01/2012 to 12/31/2012	$12.06890	$13.73087	5,854
01/01/2013 to 12/31/2013	$13.73087	$15.99596	1,070
01/01/2014 to 12/31/2014	$15.99596	$14.55239	3,334
01/01/2015 to 12/31/2015	$14.55239	$14.30641	2,602
01/01/2016 to 12/31/2016	$14.30641	$14.03240	765
01/01/2017 to 12/31/2017	$14.03240	$16.80622	1,211
01/01/2018 to 12/31/2018	$16.80622	$13.74180	477
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04092	$12.21288	0
01/01/2010 to 12/31/2010	$12.21288	$13.55487	427
01/01/2011 to 12/31/2011	$13.55487	$13.14297	0
01/01/2012 to 12/31/2012	$13.14297	$14.55640	0
01/01/2013 to 12/31/2013	$14.55640	$16.50558	0
01/01/2014 to 12/31/2014	$16.50558	$17.11948	0
01/01/2015 to 12/31/2015	$17.11948	$16.51882	0
01/01/2016 to 12/31/2016	$16.51882	$16.94939	0
01/01/2017 to 12/31/2017	$16.94939	$19.33163	0
01/01/2018 to 12/31/2018	$19.33163	$17.45881	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.12726	$13.55000	790
01/01/2010 to 12/31/2010	$13.55000	$14.16063	3,699
01/01/2011 to 12/31/2011	$14.16063	$12.54526	1,249
01/01/2012 to 12/31/2012	$12.54526	$14.91297	2,159
01/01/2013 to 12/31/2013	$14.91297	$16.77607	377
01/01/2014 to 12/31/2014	$16.77607	$15.31747	1,486
01/01/2015 to 12/31/2015	$15.31747	$14.51897	1,178
01/01/2016 to 12/31/2016	$14.51897	$14.43238	467
01/01/2017 to 12/31/2017	$14.43238	$18.24508	719
01/01/2018 to 12/31/2018	$18.24508	$14.68102	376
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.07967	$11.63355	0
01/01/2010 to 12/31/2010	$11.63355	$12.17460	0
01/01/2011 to 12/31/2011	$12.17460	$11.90005	0
01/01/2012 to 12/31/2012	$11.90005	$12.84759	0
01/01/2013 to 12/31/2013	$12.84759	$13.91027	0
01/01/2014 to 12/31/2014	$13.91027	$14.30344	0
01/01/2015 to 12/31/2015	$14.30344	$13.92230	0
01/01/2016 to 12/31/2016	$13.92230	$14.09802	0
01/01/2017 to 12/31/2017	$14.09802	$15.41767	0
01/01/2018 to 12/31/2018	$15.41767	$14.26156	0
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08332	$10.27907	0
01/01/2010 to 12/31/2010	$10.27907	$11.15788	0
01/01/2011 to 12/31/2011	$11.15788	$10.95291	0
01/01/2012 to 12/31/2012	$10.95291	$12.30209	0
01/01/2013 to 12/31/2013	$12.30209	$16.37416	0
01/01/2014 to 12/31/2014	$16.37416	$17.48455	0
01/01/2015 to 12/31/2015	$17.48455	$18.86289	0
01/01/2016 to 12/31/2016	$18.86289	$18.12554	0
01/01/2017 to 12/31/2017	$18.12554	$24.00952	0
01/01/2018 to 12/31/2018	$24.00952	$23.03188	0
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00717	$12.67874	0
01/01/2010 to 12/31/2010	$12.67874	$14.80563	0
01/01/2011 to 12/31/2011	$14.80563	$14.30605	0
01/01/2012 to 12/31/2012	$14.30605	$15.66085	0
01/01/2013 to 12/31/2013	$15.66085	$20.86262	0
01/01/2014 to 12/31/2014	$20.86262	$22.49822	0
01/01/2015 to 12/31/2015	$22.49822	$24.14837	0
01/01/2016 to 12/31/2016	$24.14837	$24.86244	0
01/01/2017 to 12/31/2017	$24.86244	$32.24471	0
01/01/2018 to 12/31/2018	$32.24471	$30.59330	0
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07230	$13.32730	204
01/01/2010 to 12/31/2010	$13.32730	$14.56167	22,625
01/01/2011 to 12/31/2011	$14.56167	$13.75525	8,564
01/01/2012 to 12/31/2012	$13.75525	$16.50818	6,455
01/01/2013 to 12/31/2013	$16.50818	$20.54634	1,518
01/01/2014 to 12/31/2014	$20.54634	$20.76269	5,298
01/01/2015 to 12/31/2015	$20.76269	$19.94966	2,933
01/01/2016 to 12/31/2016	$19.94966	$20.83836	1,052
01/01/2017 to 12/31/2017	$20.83836	$25.16639	1,979
01/01/2018 to 12/31/2018	$25.16639	$22.19294	826

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.02809	$12.11704	0
01/01/2010 to 12/31/2010	$12.11704	$13.32654	0
01/01/2011 to 12/31/2011	$13.32654	$12.91833	0
01/01/2012 to 12/31/2012	$12.91833	$14.74859	0
01/01/2013 to 12/31/2013	$14.74859	$19.66114	0
01/01/2014 to 12/31/2014	$19.66114	$20.84216	0
01/01/2015 to 12/31/2015	$20.84216	$21.79316	0
01/01/2016 to 12/31/2016	$21.79316	$21.65864	0
01/01/2017 to 12/31/2017	$21.65864	$27.60771	0
01/01/2018 to 12/31/2018	$27.60771	$27.49599	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99794	$10.16448	0
01/01/2013 to 12/31/2013	$10.16448	$13.33192	0
01/01/2014 to 12/31/2014	$13.33192	$14.32875	0
01/01/2015 to 12/31/2015	$14.32875	$13.87136	0
01/01/2016 to 12/31/2016	$13.87136	$15.34609	0
01/01/2017 to 12/31/2017	$15.34609	$17.56051	0
01/01/2018 to 12/31/2018	$17.56051	$15.38342	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13089	$13.67777	0
01/01/2010 to 12/31/2010	$13.67777	$16.46359	0
01/01/2011 to 12/31/2011	$16.46359	$15.65593	0
01/01/2012 to 12/31/2012	$15.65593	$17.88066	0
01/01/2013 to 12/31/2013	$17.88066	$24.76088	0
01/01/2014 to 12/31/2014	$24.76088	$27.58605	0
01/01/2015 to 12/31/2015	$27.58605	$25.38361	0
01/01/2016 to 12/31/2016	$25.38361	$29.26646	0
01/01/2017 to 12/31/2017	$29.26646	$32.47611	0
01/01/2018 to 12/31/2018	$32.47611	$26.45716	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99794	$10.26415	0
01/01/2013 to 12/31/2013	$10.26415	$11.90209	0
01/01/2014 to 12/31/2014	$11.90209	$12.20247	551
01/01/2015 to 12/31/2015	$12.20247	$11.75124	386
01/01/2016 to 12/31/2016	$11.75124	$11.95503	197
01/01/2017 to 12/31/2017	$11.95503	$13.58128	371
01/01/2018 to 12/31/2018	$13.58128	$12.14588	149
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05426	$14.75366	0
01/01/2010 to 12/31/2010	$14.75366	$17.59101	30,000
01/01/2011 to 12/31/2011	$17.59101	$13.67653	6,531
01/01/2012 to 12/31/2012	$13.67653	$15.72695	10,179
01/01/2013 to 12/31/2013	$15.72695	$15.37006	2,584
01/01/2014 to 12/31/2014	$15.37006	$14.28582	2,842
01/01/2015 to 12/31/2015	$14.28582	$11.60014	2,502
01/01/2016 to 12/31/2016	$11.60014	$12.71071	2,222
01/01/2017 to 12/31/2017	$12.71071	$15.66523	2,244
01/01/2018 to 12/31/2018	$15.66523	$13.12796	1,790

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02086	$11.57373	0
01/01/2010 to 12/31/2010	$11.57373	$12.47913	1,950
01/01/2011 to 12/31/2011	$12.47913	$12.29047	1,002
01/01/2012 to 12/31/2012	$12.29047	$13.22763	985
01/01/2013 to 12/31/2013	$13.22763	$14.08691	274
01/01/2014 to 12/31/2014	$14.08691	$14.52997	811
01/01/2015 to 12/31/2015	$14.52997	$14.18898	613
01/01/2016 to 12/31/2016	$14.18898	$14.60142	281
01/01/2017 to 12/31/2017	$14.60142	$15.68170	501
01/01/2018 to 12/31/2018	$15.68170	$14.85534	165
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01785	$10.05579	0
01/01/2012 to 12/31/2012	$10.05579	$10.50254	0
01/01/2013 to 12/31/2013	$10.50254	$10.00449	0
01/01/2014 to 12/31/2014	$10.00449	$10.34703	0
01/01/2015 to 12/31/2015	$10.34703	$10.06269	0
01/01/2016 to 12/31/2016	$10.06269	$10.22608	0
01/01/2017 to 12/31/2017	$10.22608	$10.53790	0
01/01/2018 to 12/31/2018	$10.53790	$10.19082	0
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.98504	$12.12161	141
01/01/2010 to 12/31/2010	$12.12161	$14.06854	2,162
01/01/2011 to 12/31/2011	$14.06854	$12.86659	922
01/01/2012 to 12/31/2012	$12.86659	$14.16710	1,162
01/01/2013 to 12/31/2013	$14.16710	$16.16694	211
01/01/2014 to 12/31/2014	$16.16694	$17.21492	727
01/01/2015 to 12/31/2015	$17.21492	$16.68402	502
01/01/2016 to 12/31/2016	$16.68402	$17.91246	258
01/01/2017 to 12/31/2017	$17.91246	$20.28003	977
01/01/2018 to 12/31/2018	$20.28003	$18.27101	373
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99793	$11.60902	0
01/01/2014 to 12/31/2014	$11.60902	$13.04572	0
01/01/2015 to 12/31/2015	$13.04572	$12.91758	0
01/01/2016 to 12/31/2016	$12.91758	$13.96462	0
01/01/2017 to 12/31/2017	$13.96462	$16.53446	0
01/01/2018 to 12/31/2018	$16.53446	$14.96810	0
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.07703	$12.76997	0
01/01/2010 to 12/31/2010	$12.76997	$14.32660	0
01/01/2011 to 12/31/2011	$14.32660	$14.45398	0
01/01/2012 to 12/31/2012	$14.45398	$16.74435	0
01/01/2013 to 12/31/2013	$16.74435	$21.62294	0
01/01/2014 to 12/31/2014	$21.62294	$24.71475	0
01/01/2015 to 12/31/2015	$24.71475	$24.84223	0
01/01/2016 to 12/31/2016	$24.84223	$27.82259	0
01/01/2017 to 12/31/2017	$27.82259	$33.17011	0
01/01/2018 to 12/31/2018	$33.17011	$29.68321	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99793	$8.84900	0
01/01/2012 to 12/31/2012	$8.84900	$9.76391	0
01/01/2013 to 12/31/2013	$9.76391	$11.65363	0
01/01/2014 to 12/31/2014	$11.65363	$12.10252	0
01/01/2015 to 12/31/2015	$12.10252	$11.81924	0
01/01/2016 to 12/31/2016	$11.81924	$12.25467	0
01/01/2017 to 12/31/2017	$12.25467	$14.12453	0
01/01/2018 to 12/31/2018	$14.12453	$12.87232	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.03974	$11.90339	0
01/01/2010 to 12/31/2010	$11.90339	$12.99092	0
01/01/2011 to 12/31/2011	$12.99092	$12.43824	0
01/01/2012 to 12/31/2012	$12.43824	$13.37548	0
01/01/2013 to 12/31/2013	$13.37548	$14.66532	0
01/01/2014 to 12/31/2014	$14.66532	$15.03549	0
01/01/2015 to 12/31/2015	$15.03549	$14.63724	0
01/01/2016 to 12/31/2016	$14.63724	$14.96135	0
01/01/2017 to 12/31/2017	$14.96135	$16.95870	0
01/01/2018 to 12/31/2018	$16.95870	$15.22790	0
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98051	$12.94633	0
01/01/2010 to 12/31/2010	$12.94633	$16.73340	0
01/01/2011 to 12/31/2011	$16.73340	$14.17824	0
01/01/2012 to 12/31/2012	$14.17824	$16.60035	0
01/01/2013 to 12/31/2013	$16.60035	$22.79422	0
01/01/2014 to 12/31/2014	$22.79422	$23.32558	0
01/01/2015 to 12/31/2015	$23.32558	$23.04904	0
01/01/2016 to 12/31/2016	$23.04904	$24.20772	0
01/01/2017 to 12/31/2017	$24.20772	$30.14456	0
01/01/2018 to 12/31/2018	$30.14456	$26.20342	0
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00819	$13.09676	0
01/01/2010 to 12/31/2010	$13.09676	$17.42232	0
01/01/2011 to 12/31/2011	$17.42232	$16.82342	0
01/01/2012 to 12/31/2012	$16.82342	$18.40167	0
01/01/2013 to 12/31/2013	$18.40167	$24.25586	0
01/01/2014 to 12/31/2014	$24.25586	$24.55591	0
01/01/2015 to 12/31/2015	$24.55591	$24.13329	0
01/01/2016 to 12/31/2016	$24.13329	$26.37670	0
01/01/2017 to 12/31/2017	$26.37670	$31.87438	0
01/01/2018 to 12/31/2018	$31.87438	$28.46524	0
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.97547	$12.90470	0
01/01/2010 to 12/31/2010	$12.90470	$15.85506	0
01/01/2011 to 12/31/2011	$15.85506	$14.53725	0
01/01/2012 to 12/31/2012	$14.53725	$16.74953	0
01/01/2013 to 12/31/2013	$16.74953	$22.44208	0
01/01/2014 to 12/31/2014	$22.44208	$23.03688	0
01/01/2015 to 12/31/2015	$23.03688	$21.49571	0
01/01/2016 to 12/31/2016	$21.49571	$27.08432	0
01/01/2017 to 12/31/2017	$27.08432	$28.35311	0
01/01/2018 to 12/31/2018	$28.35311	$22.92354	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03822	$12.11116	1,466
01/01/2010 to 12/31/2010	$12.11116	$13.17238	1,357
01/01/2011 to 12/31/2011	$13.17238	$13.10014	809
01/01/2012 to 12/31/2012	$13.10014	$14.49785	785
01/01/2013 to 12/31/2013	$14.49785	$16.51718	200
01/01/2014 to 12/31/2014	$16.51718	$17.05358	589
01/01/2015 to 12/31/2015	$17.05358	$16.63648	1,192
01/01/2016 to 12/31/2016	$16.63648	$17.44763	508
01/01/2017 to 12/31/2017	$17.44763	$19.63657	893
01/01/2018 to 12/31/2018	$19.63657	$18.12571	184
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98683	$13.12270	0
01/01/2010 to 12/31/2010	$13.12270	$14.81973	0
01/01/2011 to 12/31/2011	$14.81973	$14.20678	0
01/01/2012 to 12/31/2012	$14.20678	$16.28869	0
01/01/2013 to 12/31/2013	$16.28869	$22.87688	0
01/01/2014 to 12/31/2014	$22.87688	$24.16970	0
01/01/2015 to 12/31/2015	$24.16970	$25.82735	537
01/01/2016 to 12/31/2016	$25.82735	$25.86621	0
01/01/2017 to 12/31/2017	$25.86621	$34.78167	0
01/01/2018 to 12/31/2018	$34.78167	$35.22314	0
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.09816	$12.72032	0
01/01/2010 to 12/31/2010	$12.72032	$13.94749	0
01/01/2011 to 12/31/2011	$13.94749	$13.53426	0
01/01/2012 to 12/31/2012	$13.53426	$14.96580	0
01/01/2013 to 12/31/2013	$14.96580	$19.64752	0
01/01/2014 to 12/31/2014	$19.64752	$19.45733	0
01/01/2015 to 12/31/2015	$19.45733	$17.82284	0
01/01/2016 to 12/31/2016	$17.82284	$18.44577	0
01/01/2017 to 12/31/2017	$18.44577	$20.96587	0
01/01/2018 to 12/31/2018	$20.96587	$18.45657	0
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30092	$13.71560	779
01/01/2010 to 12/31/2010	$13.71560	$16.11038	13,787
01/01/2011 to 12/31/2011	$16.11038	$13.36655	2,825
01/01/2012 to 12/31/2012	$13.36655	$13.50487	6,052
01/01/2013 to 12/31/2013	$13.50487	$15.19455	1,578
01/01/2014 to 12/31/2014	$15.19455	$13.57767	1,793
01/01/2015 to 12/31/2015	$13.57767	$10.69070	1,133
01/01/2016 to 12/31/2016	$10.69070	$12.99168	2,622
01/01/2017 to 12/31/2017	$12.99168	$13.97530	2,446
01/01/2018 to 12/31/2018	$13.97530	$11.35656	1,006
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.01723	$11.07312	0
01/01/2010 to 12/31/2010	$11.07312	$11.41799	0
01/01/2011 to 12/31/2011	$11.41799	$11.59382	0
01/01/2012 to 12/31/2012	$11.59382	$11.89578	0
01/01/2013 to 12/31/2013	$11.89578	$11.16450	0
01/01/2014 to 12/31/2014	$11.16450	$10.94739	0
01/01/2015 to 12/31/2015	$10.94739	$10.18220	0
01/01/2016 to 12/31/2016	$10.18220	$10.36228	0
01/01/2017 to 12/31/2017	$10.36228	$10.31166	0
01/01/2018 to 12/31/2018	$10.31166	$10.25481	0

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98574	$13.19325	0
01/01/2010 to 12/31/2010	$13.19325	$15.90270	0
01/01/2011 to 12/31/2011	$15.90270	$14.97267	0
01/01/2012 to 12/31/2012	$14.97267	$17.28766	0
01/01/2013 to 12/31/2013	$17.28766	$22.32258	0
01/01/2014 to 12/31/2014	$22.32258	$25.02599	0
01/01/2015 to 12/31/2015	$25.02599	$22.79080	0
01/01/2016 to 12/31/2016	$22.79080	$25.33591	0
01/01/2017 to 12/31/2017	$25.33591	$29.28602	0
01/01/2018 to 12/31/2018	$29.28602	$23.83476	0
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06162	$12.72682	14,125
01/01/2010 to 12/31/2010	$12.72682	$14.22692	13,334
01/01/2011 to 12/31/2011	$14.22692	$13.39426	7,022
01/01/2012 to 12/31/2012	$13.39426	$14.49827	8,239
01/01/2013 to 12/31/2013	$14.49827	$17.03647	4,465
01/01/2014 to 12/31/2014	$17.03647	$17.52718	7,547
01/01/2015 to 12/31/2015	$17.52718	$16.98316	4,988
01/01/2016 to 12/31/2016	$16.98316	$17.64239	2,347
01/01/2017 to 12/31/2017	$17.64239	$19.54361	499
01/01/2018 to 12/31/2018	$19.54361	$18.10258	186
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.98898	$10.72640	0
01/01/2010 to 12/31/2010	$10.72640	$11.27536	0
01/01/2011 to 12/31/2011	$11.27536	$11.65803	0
01/01/2012 to 12/31/2012	$11.65803	$12.26034	0
01/01/2013 to 12/31/2013	$12.26034	$11.77700	0
01/01/2014 to 12/31/2014	$11.77700	$12.31072	0
01/01/2015 to 12/31/2015	$12.31072	$12.15293	0
01/01/2016 to 12/31/2016	$12.15293	$12.46170	0
01/01/2017 to 12/31/2017	$12.46170	$12.91922	0
01/01/2018 to 12/31/2018	$12.91922	$12.31097	0
*Denotes the start date of these sub-accounts

APPENDIX B – FORMULA UNDER HIGHEST DAILY® GRO BENEFIT
FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	V is the current Account Value of the elected Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX (Li), where Li = Gi / (1 + di)^(Ni/365).
Next the formula calculates the following formula ratio:

r	=	(L – B) / V.
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu.
The transfer amount is calculated by the following formula:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

B-1

FORMULA FOR ANNUITIES WITH 90% CAP FEATURE – HIGHEST DAILY GRO
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	V is the current Account Value of the elected Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

Transfer Calculation
The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

If (B / (V + B) > .90), then
T	=	B – [(V + B) * .90]
If T as described above is greater than $0, then that amount (“T”) is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.
On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) < = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / V
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the “90% cap feature”). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.

B-2

The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.
The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.
FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT TO STATE APPROVAL.
The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX (Li ), where Li = Gi / (1 + di )^(Ni /365)
Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

B-3

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF )
If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > C u and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0,(.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r<Cl and B>0.
The transfer amount is calculated by the following formula:

T	=	{Min (B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

B-4

APPENDIX C – FORMULA UNDER HIGHEST DAILY LIFETIME® FIVE INCOME BENEFIT
We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪
a – the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table “a” factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

▪
Q – age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

▪	V – the total value of all Permitted Sub-accounts in the Annuity.

▪	F – the total value of all Benefit Fixed Rate Account allocations.

▪
I – the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

▪	T – the amount of a transfer into or out of the Benefit Fixed Rate Account.

▪	I% – annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – F) / V.

▪	If r (>) Cu, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

▪	If r (<) Cl, and there are currently assets in the Benefit Fixed Rate Account (F (>) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – F – V * Ct] / (1 – Ct))}	T>0, Money moving from the Permitted Sub-accounts to the Benefit Fixed Rate Account
T	=	{Min(F, – [L – F – V * Ct] / (1 – Ct))}	T<0, Money moving from the Benefit Fixed Rate Account to the Permitted Sub-accounts]

Example:
Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for “a” appears below.
Target Value Calculation:

L	=	I * Q * a
	=	5000.67 * 1 * 15.34
	=	76,710.28
Target Ratio:

r	=	(L – F) / V
	=	(76,710.28 – 0) / 92,300.00
	=	83.11%
Since r > Cu ( because 83.11% > 83%) a transfer into the Benefit Fixed rate Account occurs.

T	=	{Min ( V, [ L – F – V * Ct] / ( 1 – Ct))}
	=	{Min ( 92,300.00, [ 76,710.28 – 0 – 92,300.00 * 0.80] / ( 1 – 0.80))}
	=	{Min ( 92,300.00, 14,351.40 )}
	=	14,351.40
FORMULA FOR CONTRACTS WITH 90% CAP FEATURE
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

L	=	I * Q * a
If you elect this feature, the following replaces the “Transfer Calculation” section in this Appendix.
Transfer Calculation:
The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate Account:
If (F / (V + F) > .90) then T = F – (V + F) * .90
If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the Permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.
On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) <= .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – F) / V

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).

▪	If r < Cl and there are currently assets in the Benefit Fixed Rate Account (F > 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.
The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min(MAX (0, (0.90 * (V + F)) – F), [L – F – V * Ct] / (1 – Ct))	Money is transferred from the elected Permitted Sub-accounts to Benefit Fixed Rate Account
T	=	Min(F, – [L – F – V * Ct] / (1 – Ct)),	Money is transferred from the Benefit Fixed Rate Account to the Permitted Sub-accounts

Age 65 “a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages and apply whether or not the 90% cap is elected.

APPENDIX D – FORMULA UNDER HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME® SEVEN INCOME BENEFIT

1.	Formula for Contracts Issued on or after July 21, 2008
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current business day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

*	Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min (VV + VF), [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the elected Sub-accounts and Fixed Rate Options to the Transfer Account

T	=	{Min (B, – [L – B – (VV + VF)* Ct] / (1 – Ct))}	Money is transferred from the Transfer Account to the elected Sub-accounts

2.	Formula for Contracts Issued Prior to 7/21/08
(Without Election of 90% Cap Feature)
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

▪	Cu – the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

▪	L – the target value as of the current business day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

▪	V – the total value of all Permitted Sub-accounts in the annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

*	Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.
TARGET VALUE CALCULATION:
On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
Transfer Calculation:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V.

▪	If r > Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	{Min(V, [L – B – V * Ct] / (1 – Ct))},	Money moving from the Permitted Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min(B, – [L – B – V * Ct] / (1 – Ct))},	Money moving from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub-accounts]

3.	Formula for Annuities with 90% Cap Feature if Benefit was Elected Prior to July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula.
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (V + B) > .90) then
T	=	B – [(V + B) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.
On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) < = .90), the following asset transfer calculation is performed:

Target Ratio r	=	(L – B) / V

▪	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Feature described below.

▪
If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (V + B)) – B), [L – B – V * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account

T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

4.	Formula for Annuities with 90% Cap Feature if Benefit was Elected on or after July 21, 2008
See above for the Terms and Definitions Referenced in the Calculation Formula
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

If (B / (VV + VF + B) > .90) then
T	=	B – [(VV + VF + B) * .90]
If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.
On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (VV + VF + B) < = .90), the following asset transfer calculation is performed

Target Ratio r	=	(L – B) / (VV + VF)

▪	If r > Cu, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.

▪
If r < Cl and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the elected Sub-accounts to AST Investment Grade Bond Portfolio Sub-account.

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.
90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06
31	4.04	4.02	4.00	3.98	3.97	3.95	3.93	3.91	3.90	3.88	3.86	3.84
32	3.83	3.81	3.79	3.78	3.76	3.74	3.72	3.71	3.69	3.67	3.66	3.64
33	3.62	3.61	3.59	3.57	3.55	3.54	3.52	3.50	3.49	3.47	3.45	3.44
34	3.42	3.40	3.39	3.37	3.35	3.34	3.32	3.30	3.29	3.27	3.25	3.24
35	3.22	3.20	3.18	3.17	3.15	3.13	3.12	3.10	3.08	3.07	3.05	3.03
36	3.02	3.00	2.98	2.96	2.95	2.93	2.91	2.90	2.88	2.86	2.85	2.83
37	2.81	2.79	2.78	2.76	2.74	2.73	2.71	2.69	2.68	2.66	2.64	2.62
38	2.61	2.59	2.57	2.56	2.54	2.52	2.51	2.49	2.47	2.45	2.44	2.42
39	2.40	2.39	2.37	2.35	2.34	2.32	2.30	2.29	2.27	2.25	2.24	2.22
40	2.20	2.19	2.17	2.15	2.14	2.12	2.11	2.09	2.07	2.06	2.04	2.02
41	2.01	1.84	1.67	1.51	1.34	1.17	1.00	0.84	0.67	0.50	0.33	0.17

*	The values set forth in this table are applied to all ages and apply to each formula set out in this appendix.

APPENDIX E – FORMULA FOR HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME® 7 PLUS INCOME BENEFIT
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR Permitted Sub-accounts AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

▪
Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪
If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap rule described below, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct]/(1 – Ct))	Money is transferred from the Permitted Sub-accounts and Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF)* Ct]/(1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
90% Cap Rule: If, on any Valuation Day, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + VF) – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX F – FORMULA UNDER HIGHEST DAILY® GRO II BENEFIT
FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010
The following are the terms and definitions referenced in the transfer calculation formula:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of any fixed-rate Sub-accounts of the Annuity

▪	B is the total current value of the AST bond portfolio Sub-account

▪	Cl is the lower target value. Currently, it is 79%.

▪	Ct is the middle target value. Currently, it is 82%.

▪	Cu is the upper target value. Currently, it is 85%.

▪	T is the amount of a transfer into or out of the AST bond portfolio Sub-account.
For each guarantee provided under the benefit,

▪	Gi is the guarantee amount

▪	Ni is the number of days until the maturity date

▪
di is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the “current liability (L).”

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Next the formula calculates the following formula ratio:

r	=	(L – B) / (VV + VF)
If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( “90% cap feature”). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the AST bond portfolio Sub-account if r > Cu, subject to the 90% cap feature.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))}
If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

The formula will transfer assets out of the AST bond portfolio Sub-account if r < Cl and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}
If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.
If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.
FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO STATE APPROVAL
The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.
THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:

▪	AV is the current Account Value of the Annuity

▪	VV is the current Account Value of the elected Sub-accounts of the Annuity

▪	VF is the current Account Value of the elected Fixed Rate Options of the Annuity

▪	B is the total current value of the Transfer Account

▪	Cl is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Ct is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	Cu is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

▪	T is the amount of a transfer into or out of the Transfer Account

▪
“Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.
The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the “current liability (L)”.

L	=	MAX(Li), where Li = Gi / (1 + di)^(Ni/365)
Where:

▪	Gi is the value of the Guarantee Amount or the Projected Future Guarantee

▪	Ni is the number of days until the end of the Guarantee Period

▪
di is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

Next the formula calculates the following formula ratio (r):

r	=	(L – B) / (VV + VF ).
If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
The formula will transfer assets into the Transfer Account if r > Cu and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.
The transfer amount is calculated by the following formula:

T	=	{Min(MAX(0, (.90 * (VV + VF + B)) – B), [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.
The formula will transfer assets out of the Transfer Account if r < C1 and B > 0.
The transfer amount is calculated by the following formula:

T	=	{Min(B, – [L – B – (VV + VF ) * Ct ] / (1 – Ct ))}
If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.
90% Cap Feature: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

APPENDIX G – FORMULA FOR HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME® 6 PLUS INCOME BENEFIT
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR Permitted Sub-accounts AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

▪
Cu – the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.

▪
Cus – The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the “Effective Date”) and is not changed for the life of the guarantee. Currently it is 84.5%.

▪	Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

▪	Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

▪	L – the target value as of the current Valuation Day.

▪	r – the target ratio.

▪	a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors).

▪	Vv – the total value of all Permitted Sub-accounts in the Annuity.

▪	VF – the total value of all elected Fixed Rate Options in the Annuity.

▪	B – the total value of the AST Investment Grade Bond Portfolio Sub-account.

▪
P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

▪	T – the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

▪	TM – the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

*	Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY CALCULATIONS
TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (VV + VF) is equal to zero, no calculation is necessary.

L	=	0.05 * P * a
TRANSFER CALCULATION:
The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / (VV + VF).

▪
If on the third consecutive Valuation Day r > Cu and r ≤ Cus or if on any day r > Cus, and subject to the 90% cap feature described below, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

▪
If r < Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B > 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, (0.90 * (VV + VF + B)) – B), [L – B – (VV + VF) * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts and DCA Fixed Rate Options to the AST Investment Grade Bond Sub-account

T	=	{Min (B, – [L – B – (VV + VF) * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts
90% Cap Rule: If, on any Valuation Day, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.
MONTHLY CALCULATION
On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur:
If, after the daily Transfer Calculation is performed,
{Min (B, .05 * (VV + VF + B))} < (Cu * (VV + V F) – L + B) / (1 – C u), then

TM	=	{Min (B, .05 * (VV + VF + B))}	Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

“a” Factors for Liability Calculations
(in Years and Months since Benefit Effective Date)*

Years	Months 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06

*	The values set forth in this table are applied to all ages.

**	In all subsequent years and months thereafter, the annuity factor is 4.06.

PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUCO LIFE OF NEW JERSEY ANNUITY DESCRIBED IN PROSPECTUS PLNJ PREMIER B, L, X (04/29/2019).

(print your name)

(address)

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Variable Annuity Issued by:	Variable Annuity Distributed by:
PRUCO LIFE INSURANCE	PRUDENTIAL ANNUITIES
COMPANY OF NEW JERSEY	DISTRIBUTORS, INC.
A Prudential Financial Company	A Prudential Financial Company
One Corporate Drive	One Corporate Drive
Shelton, Connecticut 06484	Shelton, Connecticut 06484
Telephone: 1-888-PRU-2888	Telephone: 203-926-1888
http://www.prudentialannuities.com	http://www.prudentialannuities.com

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Please see the section of this prospectus
entitled “How To Contact Us” for where to
send your request for a Statement of
Additional Information.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

PREMIERNY

PART B
STATEMENT OF ADDITIONAL INFORMATION
April 29, 2019
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
VARIABLE ANNUITY CONTRACTS
The Prudential Premier® Variable Annuity B SERIESSM ("B SERIES"), Prudential Premier Variable Annuity L SERIESSM ("L SERIES"), and Prudential Premier Variable Annuity X SERIESSM ("X SERIES") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.
This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated April 29, 2019. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.

Prudential Premier Variable Annuity B SeriesSM, Prudential Premier Variable Annuity L SeriesSM, and Prudential Premier Variable Annuity X SeriesSM are service marks of The Prudential Insurance Company of America.

COMPANY
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.
Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.
EXPERTS
The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018 and the financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2018 and for each of the periods presented included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PRINCIPAL UNDERWRITER
Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, offers each Annuity on a continuous basis in those states in which annuities may be lawfully sold. It may offer the Annuities through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.
With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions of $73,232,387.43, $62,132,654.93 and $71,182,724.72 in 2018, 2017, and 2016, respectively. PAD retained none of those commissions.
As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain Pruco Life products; and/or percentage payments based on the total amount of money received as purchase payments under Pruco Life annuity products sold through the broker-dealer.
In addition, we, or PAD, may pay non-cash compensation to broker-dealer firms. These non-cash compensation payments may include but are not limited to payment for: training of sales personnel; marketing and administrative services; educating customers of the firm on each Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support and providing expedited marketing compliance approval. We, and/or PAD, also may compensate third-party vendors, for services that such vendors render to broker-dealer firms.
Additional examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we, or PAD, may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The lists in the prospectus includes the names of the firms and entities that we are aware (as of December 31, 2018) received payment with respect to annuity business during 2018 (or as to which a payment amount was accrued during 2018). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.
During 2018, non-cash compensation received by Firms and Entities ranged from $32.10 to $725,502.92. During 2018, cash compensation received by Firms ranged from $1.20 to $18,586,082.28.
CYBER SECURITY RISK
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life of New Jersey is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol

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surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact Pruco Life of New Jersey and Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s underlying funds and with third-party service providers to Pruco Life of New Jersey. Cyber security failures originating with any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to an underlying fund, an inability to calculate the accumulation unit value (AUV) with respect to the Annuity and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to Pruco Life of New Jersey, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life of New Jersey may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life of New Jersey in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although Pruco Life of New Jersey, our service providers, and the underlying funds offered under the Annuity may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life of New Jersey cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
In March 2017, the New York Department of Financial Services’ (DFS) new cyber security regulation went into effect. The regulation requires financial institutions regulated by the New York DFS, including Pruco Life of New Jersey, to establish a cyber security program. The regulation includes specific technical safeguards as well as requirements regarding governance, incident planning, data management, system testing, vendor oversight and regulator notification. In addition, in October 2017, the NAIC adopted the Insurance Data Security Model Law that is consistent with the New York regulation. The Model Law in turn is expected to form the basis for legislation in other states. We are monitoring regulatory guidance and rulemaking in this area, and may be subject to increased compliance costs and regulatory requirements.

DETERMINATION OF ACCUMULATION UNIT VALUES
The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.
As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

4

PREMIER B SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.40%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.65052	$9.38262	103,577
01/01/2010 to 12/31/2010	$9.38262	$10.36013	111,884
01/01/2011 to 12/31/2011	$10.36013	$9.94560	79,825
01/01/2012 to 12/31/2012	$9.94560	$11.04063	37,026
01/01/2013 to 12/31/2013	$11.04063	$11.97425	38,150
01/01/2014 to 12/31/2014	$11.97425	$12.25987	35,961
01/01/2015 to 12/31/2015	$12.25987	$11.70139	36,001
01/01/2016 to 12/31/2016	$11.70139	$12.27125	31,726
01/01/2017 to 12/31/2017	$12.27125	$13.62530	29,282
01/01/2018 to 12/31/2018	$13.62530	$12.34295	27,549
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.85721	$9.77902	10,935
01/01/2010 to 12/31/2010	$9.77902	$10.96581	11,983
01/01/2011 to 12/31/2011	$10.96581	$10.82680	9,938
01/01/2012 to 12/31/2012	$10.82680	$12.13445	10,196
01/01/2013 to 12/31/2013	$12.13445	$13.94823	9,971
01/01/2014 to 12/31/2014	$13.94823	$14.59584	9,622
01/01/2015 to 12/31/2015	$14.59584	$14.50991	9,406
01/01/2016 to 12/31/2016	$14.50991	$15.32693	9,242
01/01/2017 to 12/31/2017	$15.32693	$17.67444	10,026
01/01/2018 to 12/31/2018	$17.67444	$16.40316	9,831
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99886	$11.65901	0
01/01/2014 to 12/31/2014	$11.65901	$13.01233	0
01/01/2015 to 12/31/2015	$13.01233	$13.05425	0
01/01/2016 to 12/31/2016	$13.05425	$14.25223	0
01/01/2017 to 12/31/2017	$14.25223	$17.16729	0
01/01/2018 to 12/31/2018	$17.16729	$15.55190	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.95908	$9.67779	110,693
01/01/2010 to 12/31/2010	$9.67779	$10.71940	104,472
01/01/2011 to 12/31/2011	$10.71940	$10.44310	113,848
01/01/2012 to 12/31/2012	$10.44310	$11.58364	119,961
01/01/2013 to 12/31/2013	$11.58364	$13.43971	118,812
01/01/2014 to 12/31/2014	$13.43971	$14.11859	117,074
01/01/2015 to 12/31/2015	$14.11859	$13.98987	121,371
01/01/2016 to 12/31/2016	$13.98987	$14.66593	117,195
01/01/2017 to 12/31/2017	$14.66593	$16.61990	93,334
01/01/2018 to 12/31/2018	$16.61990	$15.58049	88,272
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99886	$9.18392	0
01/01/2012 to 12/31/2012	$9.18392	$10.13441	0
01/01/2013 to 12/31/2013	$10.13441	$11.07923	0
01/01/2014 to 12/31/2014	$11.07923	$11.46110	0
01/01/2015 to 12/31/2015	$11.46110	$10.96367	0
01/01/2016 to 12/31/2016	$10.96367	$11.56518	0
01/01/2017 to 12/31/2017	$11.56518	$12.84437	0
01/01/2018 to 12/31/2018	$12.84437	$11.99751	0

A 1

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.70113	$11.63293	6,773
01/01/2010 to 12/31/2010	$11.63293	$11.91959	6,128
01/01/2011 to 12/31/2011	$11.91959	$12.01948	8,223
01/01/2012 to 12/31/2012	$12.01948	$12.40992	8,573
01/01/2013 to 12/31/2013	$12.40992	$11.97251	8,222
01/01/2014 to 12/31/2014	$11.97251	$11.79568	8,163
01/01/2015 to 12/31/2015	$11.79568	$11.68898	1,417
01/01/2016 to 12/31/2016	$11.68898	$11.71636	1,416
01/01/2017 to 12/31/2017	$11.71636	$11.75181	1,415
01/01/2018 to 12/31/2018	$11.75181	$11.67524	1,415
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.62715	$12.21232	42,026
01/01/2010 to 12/31/2010	$12.21232	$12.97337	40,521
01/01/2011 to 12/31/2011	$12.97337	$13.20107	28,962
01/01/2012 to 12/31/2012	$13.20107	$14.23226	33,663
01/01/2013 to 12/31/2013	$14.23226	$13.77785	22,237
01/01/2014 to 12/31/2014	$13.77785	$14.16250	17,605
01/01/2015 to 12/31/2015	$14.16250	$13.67258	8,660
01/01/2016 to 12/31/2016	$13.67258	$14.05416	8,478
01/01/2017 to 12/31/2017	$14.05416	$14.46510	8,865
01/01/2018 to 12/31/2018	$14.46510	$14.17015	7,578
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.37696	$9.11790	78,324
01/01/2010 to 12/31/2010	$9.11790	$10.19470	79,487
01/01/2011 to 12/31/2011	$10.19470	$9.81023	68,475
01/01/2012 to 12/31/2012	$9.81023	$11.00221	79,055
01/01/2013 to 12/31/2013	$11.00221	$13.31115	81,300
01/01/2014 to 12/31/2014	$13.31115	$14.04561	81,475
01/01/2015 to 12/31/2015	$14.04561	$13.92559	77,994
01/01/2016 to 12/31/2016	$13.92559	$14.67268	44,809
01/01/2017 to 12/31/2017	$14.67268	$17.05933	45,449
01/01/2018 to 12/31/2018	$17.05933	$15.77649	41,945
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99886	$11.69035	0
01/01/2014 to 12/31/2014	$11.69035	$13.09799	0
01/01/2015 to 12/31/2015	$13.09799	$12.45580	0
01/01/2016 to 12/31/2016	$12.45580	$14.11385	0
01/01/2017 to 12/31/2017	$14.11385	$16.48110	0
01/01/2018 to 12/31/2018	$16.48110	$15.47789	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.13964	$7.98820	2,139
01/01/2010 to 12/31/2010	$7.98820	$10.13822	3,415
01/01/2011 to 12/31/2011	$10.13822	$10.65738	4,767
01/01/2012 to 12/31/2012	$10.65738	$12.12312	4,667
01/01/2013 to 12/31/2013	$12.12312	$12.33031	4,922
01/01/2014 to 12/31/2014	$12.33031	$15.91912	5,411
01/01/2015 to 12/31/2015	$15.91912	$16.45980	5,152
01/01/2016 to 12/31/2016	$16.45980	$17.01463	4,858
01/01/2017 to 12/31/2017	$17.01463	$17.82827	4,693
01/01/2018 to 12/31/2018	$17.82827	$16.74490	2,458

A 2

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.29440	$8.90938	22,976
01/01/2010 to 12/31/2010	$8.90938	$10.04843	22,831
01/01/2011 to 12/31/2011	$10.04843	$9.76073	25,823
01/01/2012 to 12/31/2012	$9.76073	$10.64957	25,946
01/01/2013 to 12/31/2013	$10.64957	$12.05276	25,711
01/01/2014 to 12/31/2014	$12.05276	$12.26095	23,425
01/01/2015 to 12/31/2015	$12.26095	$12.21148	22,332
01/01/2016 to 12/31/2016	$12.21148	$12.55541	19,507
01/01/2017 to 12/31/2017	$12.55541	$14.42215	22,217
01/01/2018 to 12/31/2018	$14.42215	$13.12052	20,564
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.12120	$8.15552	2,641
01/01/2010 to 12/31/2010	$8.15552	$9.66742	2,839
01/01/2011 to 12/31/2011	$9.66742	$9.05374	1,516
01/01/2012 to 12/31/2012	$9.05374	$11.32180	2,015
01/01/2013 to 12/31/2013	$11.32180	$11.65092	0
01/01/2014 to 12/31/2014	$11.65092	$13.08981	0
01/01/2015 to 12/31/2015	$13.08981	$12.89752	0
01/01/2016 to 12/31/2016	$12.89752	$12.83373	0
01/01/2017 to 12/31/2017	$12.83373	$14.03483	0
01/01/2018 to 12/31/2018	$14.03483	$13.18823	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.70422	$7.88035	0
01/01/2010 to 12/31/2010	$7.88035	$8.77303	0
01/01/2011 to 12/31/2011	$8.77303	$8.17450	0
01/01/2012 to 12/31/2012	$8.17450	$9.64702	0
01/01/2013 to 12/31/2013	$9.64702	$12.70505	0
01/01/2014 to 12/31/2014	$12.70505	$14.17507	534
01/01/2015 to 12/31/2015	$14.17507	$13.33336	1,754
01/01/2016 to 12/31/2016	$13.33336	$14.66730	1,732
01/01/2017 to 12/31/2017	$14.66730	$15.87516	1,710
01/01/2018 to 12/31/2018	$15.87516	$14.31982	1,687
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.79421	$10.52603	2,189
01/01/2010 to 12/31/2010	$10.52603	$12.43875	2,514
01/01/2011 to 12/31/2011	$12.43875	$11.90199	3,497
01/01/2012 to 12/31/2012	$11.90199	$14.03983	3,279
01/01/2013 to 12/31/2013	$14.03983	$18.30315	3,233
01/01/2014 to 12/31/2014	$18.30315	$20.13109	5,332
01/01/2015 to 12/31/2015	$20.13109	$18.72438	6,604
01/01/2016 to 12/31/2016	$18.72438	$18.77005	6,409
01/01/2017 to 12/31/2017	$18.77005	$23.52657	6,264
01/01/2018 to 12/31/2018	$23.52657	$22.19107	3,469
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.62976	$9.28381	28,168
01/01/2010 to 12/31/2010	$9.28381	$10.21746	27,766
01/01/2011 to 12/31/2011	$10.21746	$10.02557	29,319
01/01/2012 to 12/31/2012	$10.02557	$10.88847	29,415
01/01/2013 to 12/31/2013	$10.88847	$11.79271	30,232
01/01/2014 to 12/31/2014	$11.79271	$12.09988	28,695
01/01/2015 to 12/31/2015	$12.09988	$11.82427	11,890
01/01/2016 to 12/31/2016	$11.82427	$12.27425	8,236
01/01/2017 to 12/31/2017	$12.27425	$13.59207	8,059
01/01/2018 to 12/31/2018	$13.59207	$12.45742	7,587

A 3

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.64904	$9.56872	3,968
01/01/2010 to 12/31/2010	$9.56872	$11.96255	3,893
01/01/2011 to 12/31/2011	$11.96255	$11.95115	2,251
01/01/2012 to 12/31/2012	$11.95115	$13.63512	3,166
01/01/2013 to 12/31/2013	$13.63512	$18.66595	1,139
01/01/2014 to 12/31/2014	$18.66595	$19.73330	1,107
01/01/2015 to 12/31/2015	$19.73330	$18.39160	982
01/01/2016 to 12/31/2016	$18.39160	$22.54786	5,981
01/01/2017 to 12/31/2017	$22.54786	$24.94762	5,913
01/01/2018 to 12/31/2018	$24.94762	$21.14128	5,454
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.69657	$10.57454	12,734
01/01/2010 to 12/31/2010	$10.57454	$10.43133	44,817
01/01/2011 to 12/31/2011	$10.43133	$10.28955	1,789
01/01/2012 to 12/31/2012	$10.28955	$10.14809	2,890
01/01/2013 to 12/31/2013	$10.14809	$10.00817	1,090
01/01/2014 to 12/31/2014	$10.00817	$9.86973	0
01/01/2015 to 12/31/2015	$9.86973	$9.73378	0
01/01/2016 to 12/31/2016	$9.73378	$9.59928	0
01/01/2017 to 12/31/2017	$9.59928	$9.49925	0
01/01/2018 to 12/31/2018	$9.49925	$9.48919	0
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.85611	$10.50209	5,938
01/01/2010 to 12/31/2010	$10.50209	$11.75527	6,668
01/01/2011 to 12/31/2011	$11.75527	$11.96101	6,578
01/01/2012 to 12/31/2012	$11.96101	$13.43228	6,384
01/01/2013 to 12/31/2013	$13.43228	$14.19788	6,165
01/01/2014 to 12/31/2014	$14.19788	$14.36003	6,239
01/01/2015 to 12/31/2015	$14.36003	$13.65708	6,087
01/01/2016 to 12/31/2016	$13.65708	$15.54252	5,850
01/01/2017 to 12/31/2017	$15.54252	$16.47363	5,594
01/01/2018 to 12/31/2018	$16.47363	$15.92221	3,308
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.09126	$7.17456	14,675
01/01/2010 to 12/31/2010	$7.17456	$8.00669	16,812
01/01/2011 to 12/31/2011	$8.00669	$7.56590	9,144
01/01/2012 to 12/31/2012	$7.56590	$8.72130	12,833
01/01/2013 to 12/31/2013	$8.72130	$12.02934	12
01/01/2014 to 12/31/2014	$12.02934	$13.49401	12
01/01/2015 to 12/31/2015	$13.49401	$12.26486	11
01/01/2016 to 12/31/2016	$12.26486	$14.50133	11
01/01/2017 to 12/31/2017	$14.50133	$17.04643	11
01/01/2018 to 12/31/2018	$17.04643	$14.43081	11
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.12290	$8.16926	1,345
01/01/2010 to 12/31/2010	$8.16926	$9.22453	1,337
01/01/2011 to 12/31/2011	$9.22453	$7.92152	1,280
01/01/2012 to 12/31/2012	$7.92152	$9.40319	1,136
01/01/2013 to 12/31/2013	$9.40319	$11.04059	1,134
01/01/2014 to 12/31/2014	$11.04059	$10.28671	1,133
01/01/2015 to 12/31/2015	$10.28671	$10.46401	1,131
01/01/2016 to 12/31/2016	$10.46401	$9.92980	1,130
01/01/2017 to 12/31/2017	$9.92980	$13.26233	172
01/01/2018 to 12/31/2018	$13.26233	$11.33479	171

A 4

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.98609	$8.99093	12,020
01/01/2010 to 12/31/2010	$8.99093	$9.84949	13,803
01/01/2011 to 12/31/2011	$9.84949	$8.49467	8,166
01/01/2012 to 12/31/2012	$8.49467	$9.77427	11,502
01/01/2013 to 12/31/2013	$9.77427	$11.51579	6
01/01/2014 to 12/31/2014	$11.51579	$10.59547	6
01/01/2015 to 12/31/2015	$10.59547	$10.53454	6
01/01/2016 to 12/31/2016	$10.53454	$10.44970	6
01/01/2017 to 12/31/2017	$10.44970	$12.65676	6
01/01/2018 to 12/31/2018	$12.65676	$10.46705	6
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.75975	$11.81058	32,158
01/01/2010 to 12/31/2010	$11.81058	$12.90677	9,298
01/01/2011 to 12/31/2011	$12.90677	$14.31277	162,322
01/01/2012 to 12/31/2012	$14.31277	$15.44196	79,154
01/01/2013 to 12/31/2013	$15.44196	$14.74413	18,605
01/01/2014 to 12/31/2014	$14.74413	$15.51906	6,285
01/01/2015 to 12/31/2015	$15.51906	$15.48434	30,988
01/01/2016 to 12/31/2016	$15.48434	$15.91297	34,611
01/01/2017 to 12/31/2017	$15.91297	$16.37054	5,500
01/01/2018 to 12/31/2018	$16.37054	$16.10020	49,906
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.15278	$8.93513	9,986
01/01/2010 to 12/31/2010	$8.93513	$10.02926	10,507
01/01/2011 to 12/31/2011	$10.02926	$9.83462	7,983
01/01/2012 to 12/31/2012	$9.83462	$11.01608	13,072
01/01/2013 to 12/31/2013	$11.01608	$12.63286	12,981
01/01/2014 to 12/31/2014	$12.63286	$13.25138	12,893
01/01/2015 to 12/31/2015	$13.25138	$12.93155	12,534
01/01/2016 to 12/31/2016	$12.93155	$13.41874	12,127
01/01/2017 to 12/31/2017	$13.41874	$15.47791	6,883
01/01/2018 to 12/31/2018	$15.47791	$14.13782	6,546
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.61495	$8.86434	7,684
01/01/2010 to 12/31/2010	$8.86434	$9.36879	4,521
01/01/2011 to 12/31/2011	$9.36879	$8.39422	4,410
01/01/2012 to 12/31/2012	$8.39422	$10.09177	4,216
01/01/2013 to 12/31/2013	$10.09177	$11.48122	4,010
01/01/2014 to 12/31/2014	$11.48122	$10.60199	3,906
01/01/2015 to 12/31/2015	$10.60199	$10.16339	3,661
01/01/2016 to 12/31/2016	$10.16339	$10.21694	19,978
01/01/2017 to 12/31/2017	$10.21694	$13.06196	17,250
01/01/2018 to 12/31/2018	$13.06196	$10.63051	15,852
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.62421	$10.37793	38,792
01/01/2010 to 12/31/2010	$10.37793	$10.98367	37,725
01/01/2011 to 12/31/2011	$10.98367	$10.85754	35,166
01/01/2012 to 12/31/2012	$10.85754	$11.85524	34,170
01/01/2013 to 12/31/2013	$11.85524	$12.98141	33,683
01/01/2014 to 12/31/2014	$12.98141	$13.49974	30,001
01/01/2015 to 12/31/2015	$13.49974	$13.28904	29,085
01/01/2016 to 12/31/2016	$13.28904	$13.60903	27,238
01/01/2017 to 12/31/2017	$13.60903	$15.05122	22,768
01/01/2018 to 12/31/2018	$15.05122	$14.08147	21,213

A 5

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08425	$10.29432	0
01/01/2010 to 12/31/2010	$10.29432	$11.30106	0
01/01/2011 to 12/31/2011	$11.30106	$11.21908	0
01/01/2012 to 12/31/2012	$11.21908	$12.74431	0
01/01/2013 to 12/31/2013	$12.74431	$17.15504	0
01/01/2014 to 12/31/2014	$17.15504	$18.52612	0
01/01/2015 to 12/31/2015	$18.52612	$20.21331	0
01/01/2016 to 12/31/2016	$20.21331	$19.64285	0
01/01/2017 to 12/31/2017	$19.64285	$26.31333	0
01/01/2018 to 12/31/2018	$26.31333	$25.52999	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.44853	$8.25196	244
01/01/2010 to 12/31/2010	$8.25196	$9.74555	244
01/01/2011 to 12/31/2011	$9.74555	$9.52339	1,431
01/01/2012 to 12/31/2012	$9.52339	$10.54373	1,489
01/01/2013 to 12/31/2013	$10.54373	$14.20511	1,556
01/01/2014 to 12/31/2014	$14.20511	$15.49267	1,508
01/01/2015 to 12/31/2015	$15.49267	$16.81752	1,381
01/01/2016 to 12/31/2016	$16.81752	$17.51056	1,331
01/01/2017 to 12/31/2017	$17.51056	$22.96651	1,117
01/01/2018 to 12/31/2018	$22.96651	$22.03897	1,020
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.81416	$10.13427	5,346
01/01/2010 to 12/31/2010	$10.13427	$11.19842	2,187
01/01/2011 to 12/31/2011	$11.19842	$10.69804	1,432
01/01/2012 to 12/31/2012	$10.69804	$12.98497	2,001
01/01/2013 to 12/31/2013	$12.98497	$16.34438	1,575
01/01/2014 to 12/31/2014	$16.34438	$16.70388	1,530
01/01/2015 to 12/31/2015	$16.70388	$16.23189	2,703
01/01/2016 to 12/31/2016	$16.23189	$17.14670	2,572
01/01/2017 to 12/31/2017	$17.14670	$20.94212	2,705
01/01/2018 to 12/31/2018	$20.94212	$18.67858	2,268
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.41859	$9.09434	3,770
01/01/2010 to 12/31/2010	$9.09434	$10.11535	4,353
01/01/2011 to 12/31/2011	$10.11535	$9.91652	2,603
01/01/2012 to 12/31/2012	$9.91652	$11.45019	4,009
01/01/2013 to 12/31/2013	$11.45019	$15.43706	3,317
01/01/2014 to 12/31/2014	$15.43706	$16.54990	3,091
01/01/2015 to 12/31/2015	$16.54990	$17.50131	2,233
01/01/2016 to 12/31/2016	$17.50131	$17.59000	2,193
01/01/2017 to 12/31/2017	$17.59000	$22.67490	2,440
01/01/2018 to 12/31/2018	$22.67490	$22.84083	1,573
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99886	$10.20714	0
01/01/2013 to 12/31/2013	$10.20714	$13.53945	0
01/01/2014 to 12/31/2014	$13.53945	$14.71681	0
01/01/2015 to 12/31/2015	$14.71681	$14.40870	0
01/01/2016 to 12/31/2016	$14.40870	$16.12075	17,508
01/01/2017 to 12/31/2017	$16.12075	$18.65553	16,606
01/01/2018 to 12/31/2018	$18.65553	$16.52930	14,924

A 6

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.89784	$8.18054	1,835
01/01/2010 to 12/31/2010	$8.18054	$9.95836	1,676
01/01/2011 to 12/31/2011	$9.95836	$9.57702	1,202
01/01/2012 to 12/31/2012	$9.57702	$11.06234	1,190
01/01/2013 to 12/31/2013	$11.06234	$15.49248	1,195
01/01/2014 to 12/31/2014	$15.49248	$17.45580	1,272
01/01/2015 to 12/31/2015	$17.45580	$16.24439	1,302
01/01/2016 to 12/31/2016	$16.24439	$18.94097	1,000
01/01/2017 to 12/31/2017	$18.94097	$21.25580	944
01/01/2018 to 12/31/2018	$21.25580	$17.51400	954
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99886	$10.34280	142
01/01/2013 to 12/31/2013	$10.34280	$12.12938	142
01/01/2014 to 12/31/2014	$12.12938	$12.57662	142
01/01/2015 to 12/31/2015	$12.57662	$12.24896	142
01/01/2016 to 12/31/2016	$12.24896	$12.60218	142
01/01/2017 to 12/31/2017	$12.60218	$14.47835	142
01/01/2018 to 12/31/2018	$14.47835	$13.09596	142
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.58092	$9.16472	6,710
01/01/2010 to 12/31/2010	$9.16472	$11.05102	8,528
01/01/2011 to 12/31/2011	$11.05102	$8.68925	5,769
01/01/2012 to 12/31/2012	$8.68925	$10.10560	8,149
01/01/2013 to 12/31/2013	$10.10560	$9.98836	6,550
01/01/2014 to 12/31/2014	$9.98836	$9.38913	5,730
01/01/2015 to 12/31/2015	$9.38913	$7.71072	4,696
01/01/2016 to 12/31/2016	$7.71072	$8.54443	4,335
01/01/2017 to 12/31/2017	$8.54443	$10.64955	4,867
01/01/2018 to 12/31/2018	$10.64955	$9.02655	3,409
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.88414	$10.51711	159,437
01/01/2010 to 12/31/2010	$10.51711	$11.46848	161,031
01/01/2011 to 12/31/2011	$11.46848	$11.42294	169,973
01/01/2012 to 12/31/2012	$11.42294	$12.43370	171,166
01/01/2013 to 12/31/2013	$12.43370	$13.39160	169,210
01/01/2014 to 12/31/2014	$13.39160	$13.96935	163,914
01/01/2015 to 12/31/2015	$13.96935	$13.79622	166,660
01/01/2016 to 12/31/2016	$13.79622	$14.35775	159,962
01/01/2017 to 12/31/2017	$14.35775	$15.59441	159,108
01/01/2018 to 12/31/2018	$15.59441	$14.94119	84,143
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01878	$10.07541	0
01/01/2012 to 12/31/2012	$10.07541	$10.64264	0
01/01/2013 to 12/31/2013	$10.64264	$10.25296	0
01/01/2014 to 12/31/2014	$10.25296	$10.72421	2,516
01/01/2015 to 12/31/2015	$10.72421	$10.54775	1,314
01/01/2016 to 12/31/2016	$10.54775	$10.84028	1,251
01/01/2017 to 12/31/2017	$10.84028	$11.29722	1,436
01/01/2018 to 12/31/2018	$11.29722	$11.04978	748

A 7

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.63312	$8.24065	231,258
01/01/2010 to 12/31/2010	$8.24065	$9.67263	240,391
01/01/2011 to 12/31/2011	$9.67263	$8.94643	126,156
01/01/2012 to 12/31/2012	$8.94643	$9.96274	148,146
01/01/2013 to 12/31/2013	$9.96274	$11.49807	188,320
01/01/2014 to 12/31/2014	$11.49807	$12.38222	198,187
01/01/2015 to 12/31/2015	$12.38222	$12.13638	283,364
01/01/2016 to 12/31/2016	$12.13638	$13.17735	183,945
01/01/2017 to 12/31/2017	$13.17735	$15.08777	156,676
01/01/2018 to 12/31/2018	$15.08777	$13.74820	107,562
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99886	$11.69860	0
01/01/2014 to 12/31/2014	$11.69860	$13.29553	0
01/01/2015 to 12/31/2015	$13.29553	$13.31423	1,330
01/01/2016 to 12/31/2016	$13.31423	$14.55617	1,329
01/01/2017 to 12/31/2017	$14.55617	$17.42947	1,328
01/01/2018 to 12/31/2018	$17.42947	$15.95832	1,328
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.54082	$7.85814	2,454
01/01/2010 to 12/31/2010	$7.85814	$8.91588	2,892
01/01/2011 to 12/31/2011	$8.91588	$9.09691	2,833
01/01/2012 to 12/31/2012	$9.09691	$10.65809	2,680
01/01/2013 to 12/31/2013	$10.65809	$13.91935	2,532
01/01/2014 to 12/31/2014	$13.91935	$16.09009	2,680
01/01/2015 to 12/31/2015	$16.09009	$16.35648	2,528
01/01/2016 to 12/31/2016	$16.35648	$18.52585	2,244
01/01/2017 to 12/31/2017	$18.52585	$22.33609	2,113
01/01/2018 to 12/31/2018	$22.33609	$20.21624	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99886	$8.91629	0
01/01/2012 to 12/31/2012	$8.91629	$9.95006	0
01/01/2013 to 12/31/2013	$9.95006	$12.01045	0
01/01/2014 to 12/31/2014	$12.01045	$12.61458	0
01/01/2015 to 12/31/2015	$12.61458	$12.45920	0
01/01/2016 to 12/31/2016	$12.45920	$13.06435	0
01/01/2017 to 12/31/2017	$13.06435	$15.22803	0
01/01/2018 to 12/31/2018	$15.22803	$14.03633	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.36015	$8.95623	12,278
01/01/2010 to 12/31/2010	$8.95623	$9.88530	12,502
01/01/2011 to 12/31/2011	$9.88530	$9.57190	11,541
01/01/2012 to 12/31/2012	$9.57190	$10.41017	12,006
01/01/2013 to 12/31/2013	$10.41017	$11.54359	11,920
01/01/2014 to 12/31/2014	$11.54359	$11.96917	11,739
01/01/2015 to 12/31/2015	$11.96917	$11.78436	10,359
01/01/2016 to 12/31/2016	$11.78436	$12.18159	6,446
01/01/2017 to 12/31/2017	$12.18159	$13.96396	6,211
01/01/2018 to 12/31/2018	$13.96396	$12.68193	5,925

A 8

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.02708	$7.88526	0
01/01/2010 to 12/31/2010	$7.88526	$10.30726	0
01/01/2011 to 12/31/2011	$10.30726	$8.83227	447
01/01/2012 to 12/31/2012	$8.83227	$10.45861	445
01/01/2013 to 12/31/2013	$10.45861	$14.52364	443
01/01/2014 to 12/31/2014	$14.52364	$15.03077	441
01/01/2015 to 12/31/2015	$15.03077	$15.02110	439
01/01/2016 to 12/31/2016	$15.02110	$15.95464	437
01/01/2017 to 12/31/2017	$15.95464	$20.09185	435
01/01/2018 to 12/31/2018	$20.09185	$17.66447	433
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.72712	$8.88374	1,520
01/01/2010 to 12/31/2010	$8.88374	$11.95171	1,347
01/01/2011 to 12/31/2011	$11.95171	$11.67145	1,016
01/01/2012 to 12/31/2012	$11.67145	$12.91159	1,369
01/01/2013 to 12/31/2013	$12.91159	$17.21211	1,342
01/01/2014 to 12/31/2014	$17.21211	$17.62272	3,699
01/01/2015 to 12/31/2015	$17.62272	$17.51601	2,702
01/01/2016 to 12/31/2016	$17.51601	$19.36075	2,544
01/01/2017 to 12/31/2017	$19.36075	$23.66060	2,615
01/01/2018 to 12/31/2018	$23.66060	$21.37133	2,066
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.76281	$8.47029	1,160
01/01/2010 to 12/31/2010	$8.47029	$10.52464	1,090
01/01/2011 to 12/31/2011	$10.52464	$9.75923	1,000
01/01/2012 to 12/31/2012	$9.75923	$11.37220	940
01/01/2013 to 12/31/2013	$11.37220	$15.40978	886
01/01/2014 to 12/31/2014	$15.40978	$15.99757	945
01/01/2015 to 12/31/2015	$15.99757	$15.09665	889
01/01/2016 to 12/31/2016	$15.09665	$19.23652	721
01/01/2017 to 12/31/2017	$19.23652	$20.36547	670
01/01/2018 to 12/31/2018	$20.36547	$16.65357	622
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.15489	$9.98350	61,724
01/01/2010 to 12/31/2010	$9.98350	$10.98144	62,743
01/01/2011 to 12/31/2011	$10.98144	$11.04479	58,647
01/01/2012 to 12/31/2012	$11.04479	$12.36223	59,817
01/01/2013 to 12/31/2013	$12.36223	$14.24388	59,491
01/01/2014 to 12/31/2014	$14.24388	$14.87314	54,715
01/01/2015 to 12/31/2015	$14.87314	$14.67397	49,089
01/01/2016 to 12/31/2016	$14.67397	$15.56346	45,698
01/01/2017 to 12/31/2017	$15.56346	$17.71396	49,325
01/01/2018 to 12/31/2018	$17.71396	$16.53756	46,408
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.56015	$9.92267	706
01/01/2010 to 12/31/2010	$9.92267	$11.33288	1,205
01/01/2011 to 12/31/2011	$11.33288	$10.98712	1,145
01/01/2012 to 12/31/2012	$10.98712	$12.74035	1,140
01/01/2013 to 12/31/2013	$12.74035	$18.09616	1,118
01/01/2014 to 12/31/2014	$18.09616	$19.33562	1,191
01/01/2015 to 12/31/2015	$19.33562	$20.89610	1,139
01/01/2016 to 12/31/2016	$20.89610	$21.16420	11,474
01/01/2017 to 12/31/2017	$21.16420	$28.78054	9,341
01/01/2018 to 12/31/2018	$28.78054	$29.47841	7,844

A 9

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.81010	$7.94241	925
01/01/2010 to 12/31/2010	$7.94241	$8.80734	920
01/01/2011 to 12/31/2011	$8.80734	$8.64319	915
01/01/2012 to 12/31/2012	$8.64319	$9.66596	911
01/01/2013 to 12/31/2013	$9.66596	$12.83342	906
01/01/2014 to 12/31/2014	$12.83342	$12.85337	902
01/01/2015 to 12/31/2015	$12.85337	$11.90728	898
01/01/2016 to 12/31/2016	$11.90728	$12.46288	893
01/01/2017 to 12/31/2017	$12.46288	$14.32577	889
01/01/2018 to 12/31/2018	$14.32577	$12.75516	885
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.72943	$9.91164	20,614
01/01/2010 to 12/31/2010	$9.91164	$11.77419	19,219
01/01/2011 to 12/31/2011	$11.77419	$9.87956	16,047
01/01/2012 to 12/31/2012	$9.87956	$10.09538	18,121
01/01/2013 to 12/31/2013	$10.09538	$11.48735	17,917
01/01/2014 to 12/31/2014	$11.48735	$10.38160	16,811
01/01/2015 to 12/31/2015	$10.38160	$8.26708	19,536
01/01/2016 to 12/31/2016	$8.26708	$10.16017	17,736
01/01/2017 to 12/31/2017	$10.16017	$11.05285	17,501
01/01/2018 to 12/31/2018	$11.05285	$9.08421	12,120
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.73356	$11.86785	2,645
01/01/2010 to 12/31/2010	$11.86785	$12.37625	3,000
01/01/2011 to 12/31/2011	$12.37625	$12.70897	2,764
01/01/2012 to 12/31/2012	$12.70897	$13.18832	2,688
01/01/2013 to 12/31/2013	$13.18832	$12.51801	2,169
01/01/2014 to 12/31/2014	$12.51801	$12.41392	3,065
01/01/2015 to 12/31/2015	$12.41392	$11.67726	1,754
01/01/2016 to 12/31/2016	$11.67726	$12.01820	1,704
01/01/2017 to 12/31/2017	$12.01820	$12.09454	1,656
01/01/2018 to 12/31/2018	$12.09454	$12.16515	663
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.44504	$8.82770	611
01/01/2010 to 12/31/2010	$8.82770	$10.76122	608
01/01/2011 to 12/31/2011	$10.76122	$10.24655	605
01/01/2012 to 12/31/2012	$10.24655	$11.96535	601
01/01/2013 to 12/31/2013	$11.96535	$15.62524	598
01/01/2014 to 12/31/2014	$15.62524	$17.71615	596
01/01/2015 to 12/31/2015	$17.71615	$16.31691	593
01/01/2016 to 12/31/2016	$16.31691	$18.34413	590
01/01/2017 to 12/31/2017	$18.34413	$21.44382	587
01/01/2018 to 12/31/2018	$21.44382	$17.65159	584
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.55782	$8.30609	19,450
01/01/2010 to 12/31/2010	$8.30609	$9.39036	19,587
01/01/2011 to 12/31/2011	$9.39036	$8.94087	19,580
01/01/2012 to 12/31/2012	$8.94087	$9.78785	18,836
01/01/2013 to 12/31/2013	$9.78785	$11.63187	18,833
01/01/2014 to 12/31/2014	$11.63187	$12.10273	1,049
01/01/2015 to 12/31/2015	$12.10273	$11.86010	992
01/01/2016 to 12/31/2016	$11.86010	$12.45977	954
01/01/2017 to 12/31/2017	$12.45977	$13.95849	936
01/01/2018 to 12/31/2018	$13.95849	$13.07681	874

A 10

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.33187	$10.27330	19,186
01/01/2010 to 12/31/2010	$10.27330	$10.92164	12,716
01/01/2011 to 12/31/2011	$10.92164	$11.41989	9,672
01/01/2012 to 12/31/2012	$11.41989	$12.14644	10,157
01/01/2013 to 12/31/2013	$12.14644	$11.79996	10,641
01/01/2014 to 12/31/2014	$11.79996	$12.47464	9,768
01/01/2015 to 12/31/2015	$12.47464	$12.45452	5,788
01/01/2016 to 12/31/2016	$12.45452	$12.91536	31,589
01/01/2017 to 12/31/2017	$12.91536	$13.54086	32,669
01/01/2018 to 12/31/2018	$13.54086	$13.05054	30,420
*Denotes the start date of these sub-accounts

A 11

PREMIER B SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With only HD GRO (1.50%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.63028	$9.34859	1,448,844
01/01/2010 to 12/31/2010	$9.34859	$10.31243	1,890,984
01/01/2011 to 12/31/2011	$10.31243	$9.89009	1,805,019
01/01/2012 to 12/31/2012	$9.89009	$10.96824	2,011,007
01/01/2013 to 12/31/2013	$10.96824	$11.88394	1,925,331
01/01/2014 to 12/31/2014	$11.88394	$12.15543	1,797,741
01/01/2015 to 12/31/2015	$12.15543	$11.59033	1,604,171
01/01/2016 to 12/31/2016	$11.59033	$12.14292	1,390,210
01/01/2017 to 12/31/2017	$12.14292	$13.46955	1,234,048
01/01/2018 to 12/31/2018	$13.46955	$12.18986	915,797
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.83651	$9.74357	1,065,251
01/01/2010 to 12/31/2010	$9.74357	$10.91538	1,244,044
01/01/2011 to 12/31/2011	$10.91538	$10.76640	1,046,329
01/01/2012 to 12/31/2012	$10.76640	$12.05491	1,172,164
01/01/2013 to 12/31/2013	$12.05491	$13.84312	1,205,241
01/01/2014 to 12/31/2014	$13.84312	$14.47156	1,131,297
01/01/2015 to 12/31/2015	$14.47156	$14.37216	1,063,516
01/01/2016 to 12/31/2016	$14.37216	$15.16654	1,001,066
01/01/2017 to 12/31/2017	$15.16654	$17.47224	963,718
01/01/2018 to 12/31/2018	$17.47224	$16.19937	557,305
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99878	$11.65113	0
01/01/2014 to 12/31/2014	$11.65113	$12.99059	0
01/01/2015 to 12/31/2015	$12.99059	$13.01962	0
01/01/2016 to 12/31/2016	$13.01962	$14.20056	0
01/01/2017 to 12/31/2017	$14.20056	$17.08825	0
01/01/2018 to 12/31/2018	$17.08825	$15.46502	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.93788	$9.64261	2,080,381
01/01/2010 to 12/31/2010	$9.64261	$10.66999	3,078,933
01/01/2011 to 12/31/2011	$10.66999	$10.38471	2,664,033
01/01/2012 to 12/31/2012	$10.38471	$11.50742	2,980,799
01/01/2013 to 12/31/2013	$11.50742	$13.33818	2,835,089
01/01/2014 to 12/31/2014	$13.33818	$13.99825	2,580,419
01/01/2015 to 12/31/2015	$13.99825	$13.85704	2,447,204
01/01/2016 to 12/31/2016	$13.85704	$14.51251	2,339,021
01/01/2017 to 12/31/2017	$14.51251	$16.42985	2,046,237
01/01/2018 to 12/31/2018	$16.42985	$15.38719	1,901,213
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99878	$9.17771	27,571
01/01/2012 to 12/31/2012	$9.17771	$10.11758	45,347
01/01/2013 to 12/31/2013	$10.11758	$11.04981	39,653
01/01/2014 to 12/31/2014	$11.04981	$11.41945	37,346
01/01/2015 to 12/31/2015	$11.41945	$10.91317	35,600
01/01/2016 to 12/31/2016	$10.91317	$11.50063	38,712
01/01/2017 to 12/31/2017	$11.50063	$12.76018	31,239
01/01/2018 to 12/31/2018	$12.76018	$11.90701	30,233

A 12

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.67302	$11.59095	65,950
01/01/2010 to 12/31/2010	$11.59095	$11.86479	101,552
01/01/2011 to 12/31/2011	$11.86479	$11.95240	88,543
01/01/2012 to 12/31/2012	$11.95240	$12.32842	84,235
01/01/2013 to 12/31/2013	$12.32842	$11.88219	67,845
01/01/2014 to 12/31/2014	$11.88219	$11.69537	51,011
01/01/2015 to 12/31/2015	$11.69537	$11.57819	42,069
01/01/2016 to 12/31/2016	$11.57819	$11.59452	44,792
01/01/2017 to 12/31/2017	$11.59452	$11.61836	42,005
01/01/2018 to 12/31/2018	$11.61836	$11.53107	23,698
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.59906	$12.16820	657,223
01/01/2010 to 12/31/2010	$12.16820	$12.91362	882,950
01/01/2011 to 12/31/2011	$12.91362	$13.12736	762,990
01/01/2012 to 12/31/2012	$13.12736	$14.13877	804,965
01/01/2013 to 12/31/2013	$14.13877	$13.67387	819,345
01/01/2014 to 12/31/2014	$13.67387	$14.04184	720,641
01/01/2015 to 12/31/2015	$14.04184	$13.54264	613,495
01/01/2016 to 12/31/2016	$13.54264	$13.90703	557,502
01/01/2017 to 12/31/2017	$13.90703	$14.29969	607,206
01/01/2018 to 12/31/2018	$14.29969	$13.99427	504,668
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.07153	$11.17358	0
01/01/2010 to 12/31/2010	$11.17358	$12.23975	0
01/01/2011 to 12/31/2011	$12.23975	$13.69665	0
01/01/2012 to 12/31/2012	$13.69665	$14.26532	0
01/01/2013 to 12/31/2013	$14.26532	$13.61286	0
01/01/2014 to 12/31/2014	$13.61286	$13.76870	0
01/01/2015 to 12/31/2015	$13.76870	$13.67519	0
01/01/2016 to 12/31/2016	$13.67519	$13.69040	0
01/01/2017 to 12/31/2017	$13.69040	$13.58446	0
01/01/2018 to 12/31/2018	$13.58446	$13.48434	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.14063	$11.04013	3,179
01/01/2010 to 12/31/2010	$11.04013	$12.11276	0
01/01/2011 to 12/31/2011	$12.11276	$13.84010	0
01/01/2012 to 12/31/2012	$13.84010	$14.43421	0
01/01/2013 to 12/31/2013	$14.43421	$13.53379	0
01/01/2014 to 12/31/2014	$13.53379	$13.90241	0
01/01/2015 to 12/31/2015	$13.90241	$13.84356	0
01/01/2016 to 12/31/2016	$13.84356	$13.83673	0
01/01/2017 to 12/31/2017	$13.83673	$13.73645	0
01/01/2018 to 12/31/2018	$13.73645	$13.60930	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99918	$8.81766	0
01/01/2010 to 12/31/2010	$8.81766	$9.71629	29,400
01/01/2011 to 12/31/2011	$9.71629	$11.36070	4,368
01/01/2012 to 12/31/2012	$11.36070	$11.89987	0
01/01/2013 to 12/31/2013	$11.89987	$10.96015	0
01/01/2014 to 12/31/2014	$10.96015	$11.46321	0
01/01/2015 to 12/31/2015	$11.46321	$11.46618	0
01/01/2016 to 12/31/2016	$11.46618	$11.51804	0
01/01/2017 to 12/31/2017	$11.51804	$11.44882	0
01/01/2018 to 12/31/2018	$11.44882	$11.31164	0

A 13

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99837	$11.04436	11,735
01/01/2011 to 12/31/2011	$11.04436	$13.09020	17,196
01/01/2012 to 12/31/2012	$13.09020	$13.77270	2,638
01/01/2013 to 12/31/2013	$13.77270	$12.61919	0
01/01/2014 to 12/31/2014	$12.61919	$13.38762	0
01/01/2015 to 12/31/2015	$13.38762	$13.42495	0
01/01/2016 to 12/31/2016	$13.42495	$13.49583	0
01/01/2017 to 12/31/2017	$13.49583	$13.50707	0
01/01/2018 to 12/31/2018	$13.50707	$13.31523	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99878	$12.05974	16,287
01/01/2012 to 12/31/2012	$12.05974	$12.57598	23,427
01/01/2013 to 12/31/2013	$12.57598	$11.18264	0
01/01/2014 to 12/31/2014	$11.18264	$12.15987	0
01/01/2015 to 12/31/2015	$12.15987	$12.23132	0
01/01/2016 to 12/31/2016	$12.23132	$12.27109	0
01/01/2017 to 12/31/2017	$12.27109	$12.27987	0
01/01/2018 to 12/31/2018	$12.27987	$12.07957	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99837	$10.43318	15,254
01/01/2013 to 12/31/2013	$10.43318	$9.23062	65,552
01/01/2014 to 12/31/2014	$9.23062	$10.24182	24,504
01/01/2015 to 12/31/2015	$10.24182	$10.36365	0
01/01/2016 to 12/31/2016	$10.36365	$10.40585	0
01/01/2017 to 12/31/2017	$10.40585	$10.42622	0
01/01/2018 to 12/31/2018	$10.42622	$10.24423	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99918	$8.77825	10,493
01/01/2014 to 12/31/2014	$8.77825	$9.91050	19,809
01/01/2015 to 12/31/2015	$9.91050	$10.04131	0
01/01/2016 to 12/31/2016	$10.04131	$10.08170	0
01/01/2017 to 12/31/2017	$10.08170	$10.10027	0
01/01/2018 to 12/31/2018	$10.10027	$9.88616	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99918	$11.34002	4,302
01/01/2015 to 12/31/2015	$11.34002	$11.39568	49,784
01/01/2016 to 12/31/2016	$11.39568	$11.50507	0
01/01/2017 to 12/31/2017	$11.50507	$11.54286	0
01/01/2018 to 12/31/2018	$11.54286	$11.28787	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99918	$9.97043	5,963
01/01/2016 to 12/31/2016	$9.97043	$10.02734	45,695
01/01/2017 to 12/31/2017	$10.02734	$10.11873	23,397
01/01/2018 to 12/31/2018	$10.11873	$9.86464	28,574
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99837	$9.91175	23,664
01/01/2017 to 12/31/2017	$9.91175	$10.02775	11,831
01/01/2018 to 12/31/2018	$10.02775	$9.75445	12,609
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99837	$10.06948	0
01/01/2018 to 12/31/2018	$10.06948	$9.71599	511
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99837	$9.69376	0

A 14

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.35768	$9.08512	1,391,280
01/01/2010 to 12/31/2010	$9.08512	$10.14802	1,949,878
01/01/2011 to 12/31/2011	$10.14802	$9.75559	1,552,211
01/01/2012 to 12/31/2012	$9.75559	$10.93015	1,896,953
01/01/2013 to 12/31/2013	$10.93015	$13.21096	1,995,280
01/01/2014 to 12/31/2014	$13.21096	$13.92614	1,898,060
01/01/2015 to 12/31/2015	$13.92614	$13.79354	1,818,382
01/01/2016 to 12/31/2016	$13.79354	$14.51907	1,684,650
01/01/2017 to 12/31/2017	$14.51907	$16.86416	1,598,060
01/01/2018 to 12/31/2018	$16.86416	$15.58057	1,448,648
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99878	$11.68047	351
01/01/2014 to 12/31/2014	$11.68047	$13.07408	3,490
01/01/2015 to 12/31/2015	$13.07408	$12.42078	4,090
01/01/2016 to 12/31/2016	$12.42078	$14.06027	60,766
01/01/2017 to 12/31/2017	$14.06027	$16.40238	56,515
01/01/2018 to 12/31/2018	$16.40238	$15.38867	47,998
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.12347	$7.95926	48,134
01/01/2010 to 12/31/2010	$7.95926	$10.09166	49,938
01/01/2011 to 12/31/2011	$10.09166	$10.59795	44,937
01/01/2012 to 12/31/2012	$10.59795	$12.04361	56,589
01/01/2013 to 12/31/2013	$12.04361	$12.23736	46,108
01/01/2014 to 12/31/2014	$12.23736	$15.78363	36,491
01/01/2015 to 12/31/2015	$15.78363	$16.30367	29,993
01/01/2016 to 12/31/2016	$16.30367	$16.83665	37,483
01/01/2017 to 12/31/2017	$16.83665	$17.62450	27,935
01/01/2018 to 12/31/2018	$17.62450	$16.53710	18,126
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.27517	$8.87719	332,623
01/01/2010 to 12/31/2010	$8.87719	$10.00230	474,324
01/01/2011 to 12/31/2011	$10.00230	$9.70641	473,551
01/01/2012 to 12/31/2012	$9.70641	$10.57978	538,274
01/01/2013 to 12/31/2013	$10.57978	$11.96203	511,688
01/01/2014 to 12/31/2014	$11.96203	$12.15669	491,669
01/01/2015 to 12/31/2015	$12.15669	$12.09568	452,858
01/01/2016 to 12/31/2016	$12.09568	$12.42414	409,803
01/01/2017 to 12/31/2017	$12.42414	$14.25737	442,967
01/01/2018 to 12/31/2018	$14.25737	$12.95773	347,385
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.11844	$8.14381	25,045
01/01/2010 to 12/31/2010	$8.14381	$9.64413	35,409
01/01/2011 to 12/31/2011	$9.64413	$9.02305	27,948
01/01/2012 to 12/31/2012	$9.02305	$11.27234	28,233
01/01/2013 to 12/31/2013	$11.27234	$11.58862	29,443
01/01/2014 to 12/31/2014	$11.58862	$13.00698	22,265
01/01/2015 to 12/31/2015	$13.00698	$12.80324	18,359
01/01/2016 to 12/31/2016	$12.80324	$12.72730	17,725
01/01/2017 to 12/31/2017	$12.72730	$13.90475	15,523
01/01/2018 to 12/31/2018	$13.90475	$13.05303	12,125

A 15

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.68664	$7.85195	61,439
01/01/2010 to 12/31/2010	$7.85195	$8.73274	90,040
01/01/2011 to 12/31/2011	$8.73274	$8.12897	75,466
01/01/2012 to 12/31/2012	$8.12897	$9.58378	85,828
01/01/2013 to 12/31/2013	$9.58378	$12.60920	83,302
01/01/2014 to 12/31/2014	$12.60920	$14.05419	83,977
01/01/2015 to 12/31/2015	$14.05419	$13.20669	158,509
01/01/2016 to 12/31/2016	$13.20669	$14.51376	129,654
01/01/2017 to 12/31/2017	$14.51376	$15.69360	131,465
01/01/2018 to 12/31/2018	$15.69360	$14.14204	109,111
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.77623	$10.48781	76,995
01/01/2010 to 12/31/2010	$10.48781	$12.38123	102,984
01/01/2011 to 12/31/2011	$12.38123	$11.83537	79,956
01/01/2012 to 12/31/2012	$11.83537	$13.94732	85,009
01/01/2013 to 12/31/2013	$13.94732	$18.16471	81,697
01/01/2014 to 12/31/2014	$18.16471	$19.95920	88,110
01/01/2015 to 12/31/2015	$19.95920	$18.54623	117,805
01/01/2016 to 12/31/2016	$18.54623	$18.57328	82,268
01/01/2017 to 12/31/2017	$18.57328	$23.25693	74,830
01/01/2018 to 12/31/2018	$23.25693	$21.91507	68,418
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.62474	$9.26866	380,849
01/01/2010 to 12/31/2010	$9.26866	$10.19072	594,281
01/01/2011 to 12/31/2011	$10.19072	$9.98931	548,195
01/01/2012 to 12/31/2012	$9.98931	$10.83837	606,880
01/01/2013 to 12/31/2013	$10.83837	$11.72689	569,131
01/01/2014 to 12/31/2014	$11.72689	$12.02047	447,067
01/01/2015 to 12/31/2015	$12.02047	$11.73512	382,093
01/01/2016 to 12/31/2016	$11.73512	$12.16975	348,068
01/01/2017 to 12/31/2017	$12.16975	$13.46326	299,304
01/01/2018 to 12/31/2018	$13.46326	$12.32711	201,489
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.64561	$9.55496	54,289
01/01/2010 to 12/31/2010	$9.55496	$11.93357	60,770
01/01/2011 to 12/31/2011	$11.93357	$11.91052	50,167
01/01/2012 to 12/31/2012	$11.91052	$13.57541	59,955
01/01/2013 to 12/31/2013	$13.57541	$18.56597	56,249
01/01/2014 to 12/31/2014	$18.56597	$19.60819	57,934
01/01/2015 to 12/31/2015	$19.60819	$18.25699	51,008
01/01/2016 to 12/31/2016	$18.25699	$22.36098	36,096
01/01/2017 to 12/31/2017	$22.36098	$24.71659	34,480
01/01/2018 to 12/31/2018	$24.71659	$20.92468	32,895
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.66843	$10.53641	165,957
01/01/2010 to 12/31/2010	$10.53641	$10.38330	153,374
01/01/2011 to 12/31/2011	$10.38330	$10.23237	216,266
01/01/2012 to 12/31/2012	$10.23237	$10.08177	118,514
01/01/2013 to 12/31/2013	$10.08177	$9.93241	57,725
01/01/2014 to 12/31/2014	$9.93241	$9.78601	68,986
01/01/2015 to 12/31/2015	$9.78601	$9.64125	28,282
01/01/2016 to 12/31/2016	$9.64125	$9.49902	113,500
01/01/2017 to 12/31/2017	$9.49902	$9.39083	152,489
01/01/2018 to 12/31/2018	$9.39083	$9.37159	92,857

A 16

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.83540	$10.46419	37,304
01/01/2010 to 12/31/2010	$10.46419	$11.70145	43,867
01/01/2011 to 12/31/2011	$11.70145	$11.89455	38,567
01/01/2012 to 12/31/2012	$11.89455	$13.34449	42,065
01/01/2013 to 12/31/2013	$13.34449	$14.09138	93,965
01/01/2014 to 12/31/2014	$14.09138	$14.23830	128,243
01/01/2015 to 12/31/2015	$14.23830	$13.52798	92,246
01/01/2016 to 12/31/2016	$13.52798	$15.38063	50,164
01/01/2017 to 12/31/2017	$15.38063	$16.28618	45,209
01/01/2018 to 12/31/2018	$16.28618	$15.72553	32,976
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.07526	$7.14882	25,743
01/01/2010 to 12/31/2010	$7.14882	$7.97004	23,706
01/01/2011 to 12/31/2011	$7.97004	$7.52387	15,875
01/01/2012 to 12/31/2012	$7.52387	$8.66421	19,520
01/01/2013 to 12/31/2013	$8.66421	$11.93878	71,477
01/01/2014 to 12/31/2014	$11.93878	$13.37925	81,591
01/01/2015 to 12/31/2015	$13.37925	$12.14865	72,549
01/01/2016 to 12/31/2016	$12.14865	$14.34970	50,568
01/01/2017 to 12/31/2017	$14.34970	$16.85168	70,023
01/01/2018 to 12/31/2018	$16.85168	$14.25177	92,189
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.10680	$8.13975	46,764
01/01/2010 to 12/31/2010	$8.13975	$9.18212	64,939
01/01/2011 to 12/31/2011	$9.18212	$7.87741	47,344
01/01/2012 to 12/31/2012	$7.87741	$9.34153	56,168
01/01/2013 to 12/31/2013	$9.34153	$10.95737	59,696
01/01/2014 to 12/31/2014	$10.95737	$10.19900	53,558
01/01/2015 to 12/31/2015	$10.19900	$10.36453	35,666
01/01/2016 to 12/31/2016	$10.36453	$9.82585	34,787
01/01/2017 to 12/31/2017	$9.82585	$13.11052	31,312
01/01/2018 to 12/31/2018	$13.11052	$11.19390	36,049
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.96767	$8.95840	40,435
01/01/2010 to 12/31/2010	$8.95840	$9.80419	48,810
01/01/2011 to 12/31/2011	$9.80419	$8.44724	38,002
01/01/2012 to 12/31/2012	$8.44724	$9.71020	36,457
01/01/2013 to 12/31/2013	$9.71020	$11.42914	36,661
01/01/2014 to 12/31/2014	$11.42914	$10.50540	34,854
01/01/2015 to 12/31/2015	$10.50540	$10.43464	28,046
01/01/2016 to 12/31/2016	$10.43464	$10.34040	27,509
01/01/2017 to 12/31/2017	$10.34040	$12.51205	23,072
01/01/2018 to 12/31/2018	$12.51205	$10.33710	20,967
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.74996	$11.78825	242,698
01/01/2010 to 12/31/2010	$11.78825	$12.86966	68,454
01/01/2011 to 12/31/2011	$12.86966	$14.25768	2,555,474
01/01/2012 to 12/31/2012	$14.25768	$15.36736	810,277
01/01/2013 to 12/31/2013	$15.36736	$14.65847	260,102
01/01/2014 to 12/31/2014	$14.65847	$15.41357	222,751
01/01/2015 to 12/31/2015	$15.41357	$15.36389	651,415
01/01/2016 to 12/31/2016	$15.36389	$15.77368	710,570
01/01/2017 to 12/31/2017	$15.77368	$16.21130	318,556
01/01/2018 to 12/31/2018	$16.21130	$15.92783	1,381,557

A 17

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.14813	$8.92055	202,187
01/01/2010 to 12/31/2010	$8.92055	$10.00306	337,015
01/01/2011 to 12/31/2011	$10.00306	$9.79933	273,284
01/01/2012 to 12/31/2012	$9.79933	$10.96573	428,350
01/01/2013 to 12/31/2013	$10.96573	$12.56267	427,677
01/01/2014 to 12/31/2014	$12.56267	$13.16471	438,163
01/01/2015 to 12/31/2015	$13.16471	$12.83436	309,897
01/01/2016 to 12/31/2016	$12.83436	$13.30473	289,949
01/01/2017 to 12/31/2017	$13.30473	$15.33130	280,695
01/01/2018 to 12/31/2018	$15.33130	$13.99010	261,291
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.59757	$8.83238	122,682
01/01/2010 to 12/31/2010	$8.83238	$9.32582	180,517
01/01/2011 to 12/31/2011	$9.32582	$8.34746	148,594
01/01/2012 to 12/31/2012	$8.34746	$10.02572	165,959
01/01/2013 to 12/31/2013	$10.02572	$11.39477	165,655
01/01/2014 to 12/31/2014	$11.39477	$10.51178	172,283
01/01/2015 to 12/31/2015	$10.51178	$10.06688	139,805
01/01/2016 to 12/31/2016	$10.06688	$10.11007	132,066
01/01/2017 to 12/31/2017	$10.11007	$12.91269	120,701
01/01/2018 to 12/31/2018	$12.91269	$10.49861	112,899
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.60156	$10.34049	560,319
01/01/2010 to 12/31/2010	$10.34049	$10.93339	630,666
01/01/2011 to 12/31/2011	$10.93339	$10.79715	543,294
01/01/2012 to 12/31/2012	$10.79715	$11.77764	617,500
01/01/2013 to 12/31/2013	$11.77764	$12.88377	602,006
01/01/2014 to 12/31/2014	$12.88377	$13.38501	531,246
01/01/2015 to 12/31/2015	$13.38501	$13.16315	478,977
01/01/2016 to 12/31/2016	$13.16315	$13.46681	451,849
01/01/2017 to 12/31/2017	$13.46681	$14.87935	437,103
01/01/2018 to 12/31/2018	$14.87935	$13.90691	354,755
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08417	$10.29296	207
01/01/2010 to 12/31/2010	$10.29296	$11.28842	7,330
01/01/2011 to 12/31/2011	$11.28842	$11.19543	9,235
01/01/2012 to 12/31/2012	$11.19543	$12.70486	14,407
01/01/2013 to 12/31/2013	$12.70486	$17.08522	12,168
01/01/2014 to 12/31/2014	$17.08522	$18.43253	11,610
01/01/2015 to 12/31/2015	$18.43253	$20.09133	9,511
01/01/2016 to 12/31/2016	$20.09133	$19.50505	7,777
01/01/2017 to 12/31/2017	$19.50505	$26.10305	8,204
01/01/2018 to 12/31/2018	$26.10305	$25.30089	7,969
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43168	$8.22245	110,045
01/01/2010 to 12/31/2010	$8.22245	$9.70112	123,126
01/01/2011 to 12/31/2011	$9.70112	$9.47069	96,535
01/01/2012 to 12/31/2012	$9.47069	$10.47506	107,212
01/01/2013 to 12/31/2013	$10.47506	$14.09869	98,111
01/01/2014 to 12/31/2014	$14.09869	$15.36131	151,511
01/01/2015 to 12/31/2015	$15.36131	$16.65853	122,043
01/01/2016 to 12/31/2016	$16.65853	$17.32800	166,711
01/01/2017 to 12/31/2017	$17.32800	$22.70463	137,135
01/01/2018 to 12/31/2018	$22.70463	$21.76611	100,684

A 18

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.79348	$10.09751	37,756
01/01/2010 to 12/31/2010	$10.09751	$11.14683	52,527
01/01/2011 to 12/31/2011	$11.14683	$10.63837	44,621
01/01/2012 to 12/31/2012	$10.63837	$12.89979	46,265
01/01/2013 to 12/31/2013	$12.89979	$16.22135	51,782
01/01/2014 to 12/31/2014	$16.22135	$16.56179	60,769
01/01/2015 to 12/31/2015	$16.56179	$16.07796	59,038
01/01/2016 to 12/31/2016	$16.07796	$16.96733	54,428
01/01/2017 to 12/31/2017	$16.96733	$20.70269	52,921
01/01/2018 to 12/31/2018	$20.70269	$18.44671	50,231
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.39900	$9.06133	23,462
01/01/2010 to 12/31/2010	$9.06133	$10.06879	30,167
01/01/2011 to 12/31/2011	$10.06879	$9.86114	21,142
01/01/2012 to 12/31/2012	$9.86114	$11.37499	25,706
01/01/2013 to 12/31/2013	$11.37499	$15.32063	23,438
01/01/2014 to 12/31/2014	$15.32063	$16.40889	21,606
01/01/2015 to 12/31/2015	$16.40889	$17.33506	19,579
01/01/2016 to 12/31/2016	$17.33506	$17.40575	20,260
01/01/2017 to 12/31/2017	$17.40575	$22.41538	19,689
01/01/2018 to 12/31/2018	$22.41538	$22.55707	18,661
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99878	$10.20344	0
01/01/2013 to 12/31/2013	$10.20344	$13.52129	0
01/01/2014 to 12/31/2014	$13.52129	$14.68262	3,033
01/01/2015 to 12/31/2015	$14.68262	$14.36096	3,385
01/01/2016 to 12/31/2016	$14.36096	$16.05158	36,336
01/01/2017 to 12/31/2017	$16.05158	$18.55716	40,036
01/01/2018 to 12/31/2018	$18.55716	$16.42574	24,850
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.88237	$8.15096	47,142
01/01/2010 to 12/31/2010	$8.15096	$9.91264	61,138
01/01/2011 to 12/31/2011	$9.91264	$9.52368	44,631
01/01/2012 to 12/31/2012	$9.52368	$10.98985	61,378
01/01/2013 to 12/31/2013	$10.98985	$15.37586	91,344
01/01/2014 to 12/31/2014	$15.37586	$17.30744	98,054
01/01/2015 to 12/31/2015	$17.30744	$16.09047	95,128
01/01/2016 to 12/31/2016	$16.09047	$18.74315	66,436
01/01/2017 to 12/31/2017	$18.74315	$21.01321	61,766
01/01/2018 to 12/31/2018	$21.01321	$17.29703	53,938
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99878	$10.33587	92,540
01/01/2013 to 12/31/2013	$10.33587	$12.10927	101,515
01/01/2014 to 12/31/2014	$12.10927	$12.54341	93,656
01/01/2015 to 12/31/2015	$12.54341	$12.20458	83,219
01/01/2016 to 12/31/2016	$12.20458	$12.54430	74,852
01/01/2017 to 12/31/2017	$12.54430	$14.39781	62,388
01/01/2018 to 12/31/2018	$14.39781	$13.01016	46,178

A 19

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.57838	$9.15161	95,127
01/01/2010 to 12/31/2010	$9.15161	$11.02430	157,294
01/01/2011 to 12/31/2011	$11.02430	$8.65975	107,754
01/01/2012 to 12/31/2012	$8.65975	$10.06126	119,803
01/01/2013 to 12/31/2013	$10.06126	$9.93469	132,139
01/01/2014 to 12/31/2014	$9.93469	$9.32944	108,747
01/01/2015 to 12/31/2015	$9.32944	$7.65406	84,204
01/01/2016 to 12/31/2016	$7.65406	$8.47327	77,866
01/01/2017 to 12/31/2017	$8.47327	$10.55047	78,797
01/01/2018 to 12/31/2018	$10.55047	$8.93383	71,506
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.86059	$10.47883	1,259,108
01/01/2010 to 12/31/2010	$10.47883	$11.41546	1,554,207
01/01/2011 to 12/31/2011	$11.41546	$11.35900	1,466,171
01/01/2012 to 12/31/2012	$11.35900	$12.35189	1,484,014
01/01/2013 to 12/31/2013	$12.35189	$13.29032	1,404,897
01/01/2014 to 12/31/2014	$13.29032	$13.85018	1,271,608
01/01/2015 to 12/31/2015	$13.85018	$13.66503	1,196,893
01/01/2016 to 12/31/2016	$13.66503	$14.20727	1,132,985
01/01/2017 to 12/31/2017	$14.20727	$15.41588	1,127,175
01/01/2018 to 12/31/2018	$15.41588	$14.75550	1,000,653
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01870	$10.07372	0
01/01/2012 to 12/31/2012	$10.07372	$10.63032	26,521
01/01/2013 to 12/31/2013	$10.63032	$10.23100	9,459
01/01/2014 to 12/31/2014	$10.23100	$10.69075	19,546
01/01/2015 to 12/31/2015	$10.69075	$10.50456	17,249
01/01/2016 to 12/31/2016	$10.50456	$10.78522	25,270
01/01/2017 to 12/31/2017	$10.78522	$11.22878	28,056
01/01/2018 to 12/31/2018	$11.22878	$10.97204	21,956
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.61574	$8.21100	649,862
01/01/2010 to 12/31/2010	$8.21100	$9.62824	1,024,195
01/01/2011 to 12/31/2011	$9.62824	$8.89662	618,018
01/01/2012 to 12/31/2012	$8.89662	$9.89749	895,499
01/01/2013 to 12/31/2013	$9.89749	$11.41147	929,338
01/01/2014 to 12/31/2014	$11.41147	$12.27686	900,669
01/01/2015 to 12/31/2015	$12.27686	$12.02133	1,924,202
01/01/2016 to 12/31/2016	$12.02133	$13.03964	1,821,934
01/01/2017 to 12/31/2017	$13.03964	$14.91535	2,442,010
01/01/2018 to 12/31/2018	$14.91535	$13.57761	1,996,311
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99878	$11.69074	0
01/01/2014 to 12/31/2014	$11.69074	$13.27356	7,579
01/01/2015 to 12/31/2015	$13.27356	$13.27920	7,577
01/01/2016 to 12/31/2016	$13.27920	$14.50359	7,027
01/01/2017 to 12/31/2017	$14.50359	$17.34947	6,527
01/01/2018 to 12/31/2018	$17.34947	$15.86934	6,099

A 20

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.52358	$7.82975	14,358
01/01/2010 to 12/31/2010	$7.82975	$8.87493	17,621
01/01/2011 to 12/31/2011	$8.87493	$9.04620	19,617
01/01/2012 to 12/31/2012	$9.04620	$10.58828	18,611
01/01/2013 to 12/31/2013	$10.58828	$13.81472	24,776
01/01/2014 to 12/31/2014	$13.81472	$15.95344	39,461
01/01/2015 to 12/31/2015	$15.95344	$16.20156	55,829
01/01/2016 to 12/31/2016	$16.20156	$18.33239	70,744
01/01/2017 to 12/31/2017	$18.33239	$22.08115	83,944
01/01/2018 to 12/31/2018	$22.08115	$19.96566	92,844
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99878	$8.91039	0
01/01/2012 to 12/31/2012	$8.91039	$9.93353	0
01/01/2013 to 12/31/2013	$9.93353	$11.97880	0
01/01/2014 to 12/31/2014	$11.97880	$12.56898	0
01/01/2015 to 12/31/2015	$12.56898	$12.40193	7,644
01/01/2016 to 12/31/2016	$12.40193	$12.99144	3,990
01/01/2017 to 12/31/2017	$12.99144	$15.12808	3,904
01/01/2018 to 12/31/2018	$15.12808	$13.93044	3,720
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.35525	$8.94137	710,037
01/01/2010 to 12/31/2010	$8.94137	$9.85912	876,483
01/01/2011 to 12/31/2011	$9.85912	$9.53718	753,640
01/01/2012 to 12/31/2012	$9.53718	$10.36223	790,870
01/01/2013 to 12/31/2013	$10.36223	$11.47907	732,688
01/01/2014 to 12/31/2014	$11.47907	$11.89064	712,369
01/01/2015 to 12/31/2015	$11.89064	$11.69551	632,333
01/01/2016 to 12/31/2016	$11.69551	$12.07779	573,686
01/01/2017 to 12/31/2017	$12.07779	$13.83134	543,180
01/01/2018 to 12/31/2018	$13.83134	$12.54904	426,475
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.01124	$7.85687	28,473
01/01/2010 to 12/31/2010	$7.85687	$10.26015	34,068
01/01/2011 to 12/31/2011	$10.26015	$8.78323	71,004
01/01/2012 to 12/31/2012	$8.78323	$10.39032	75,080
01/01/2013 to 12/31/2013	$10.39032	$14.41464	69,056
01/01/2014 to 12/31/2014	$14.41464	$14.90328	77,186
01/01/2015 to 12/31/2015	$14.90328	$14.87904	64,621
01/01/2016 to 12/31/2016	$14.87904	$15.78821	53,741
01/01/2017 to 12/31/2017	$15.78821	$19.86283	50,396
01/01/2018 to 12/31/2018	$19.86283	$17.44594	46,862
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.70943	$8.85160	23,551
01/01/2010 to 12/31/2010	$8.85160	$11.89669	26,640
01/01/2011 to 12/31/2011	$11.89669	$11.60630	22,741
01/01/2012 to 12/31/2012	$11.60630	$12.82686	25,195
01/01/2013 to 12/31/2013	$12.82686	$17.08234	25,349
01/01/2014 to 12/31/2014	$17.08234	$17.47271	24,274
01/01/2015 to 12/31/2015	$17.47271	$17.34971	30,401
01/01/2016 to 12/31/2016	$17.34971	$19.15818	16,004
01/01/2017 to 12/31/2017	$19.15818	$23.39002	13,893
01/01/2018 to 12/31/2018	$23.39002	$21.10600	12,599

A 21

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74497	$8.43952	13,998
01/01/2010 to 12/31/2010	$8.43952	$10.47614	15,772
01/01/2011 to 12/31/2011	$10.47614	$9.70463	12,494
01/01/2012 to 12/31/2012	$9.70463	$11.29733	16,198
01/01/2013 to 12/31/2013	$11.29733	$15.29340	16,316
01/01/2014 to 12/31/2014	$15.29340	$15.86112	16,679
01/01/2015 to 12/31/2015	$15.86112	$14.95315	20,793
01/01/2016 to 12/31/2016	$14.95315	$19.03506	27,166
01/01/2017 to 12/31/2017	$19.03506	$20.13234	26,288
01/01/2018 to 12/31/2018	$20.13234	$16.44661	26,369
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.13342	$9.94750	1,082,792
01/01/2010 to 12/31/2010	$9.94750	$10.93099	1,384,417
01/01/2011 to 12/31/2011	$10.93099	$10.98328	1,295,890
01/01/2012 to 12/31/2012	$10.98328	$12.28116	1,450,252
01/01/2013 to 12/31/2013	$12.28116	$14.13649	1,443,225
01/01/2014 to 12/31/2014	$14.13649	$14.74644	1,335,791
01/01/2015 to 12/31/2015	$14.74644	$14.53465	1,360,414
01/01/2016 to 12/31/2016	$14.53465	$15.40060	1,306,968
01/01/2017 to 12/31/2017	$15.40060	$17.51140	1,230,769
01/01/2018 to 12/31/2018	$17.51140	$16.33232	1,137,453
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.54278	$9.88646	78,202
01/01/2010 to 12/31/2010	$9.88646	$11.28037	103,537
01/01/2011 to 12/31/2011	$11.28037	$10.92552	83,454
01/01/2012 to 12/31/2012	$10.92552	$12.65642	98,220
01/01/2013 to 12/31/2013	$12.65642	$17.95923	106,818
01/01/2014 to 12/31/2014	$17.95923	$19.17046	115,678
01/01/2015 to 12/31/2015	$19.17046	$20.69721	112,626
01/01/2016 to 12/31/2016	$20.69721	$20.94224	86,296
01/01/2017 to 12/31/2017	$20.94224	$28.45082	93,051
01/01/2018 to 12/31/2018	$28.45082	$29.11183	95,709
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.79217	$7.91375	7,430
01/01/2010 to 12/31/2010	$7.91375	$8.76694	8,147
01/01/2011 to 12/31/2011	$8.76694	$8.59508	14,220
01/01/2012 to 12/31/2012	$8.59508	$9.60272	23,969
01/01/2013 to 12/31/2013	$9.60272	$12.73700	17,684
01/01/2014 to 12/31/2014	$12.73700	$12.74433	16,675
01/01/2015 to 12/31/2015	$12.74433	$11.79460	16,312
01/01/2016 to 12/31/2016	$11.79460	$12.33278	14,475
01/01/2017 to 12/31/2017	$12.33278	$14.16231	14,382
01/01/2018 to 12/31/2018	$14.16231	$12.59713	12,623
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.71168	$9.87571	98,844
01/01/2010 to 12/31/2010	$9.87571	$11.71991	142,687
01/01/2011 to 12/31/2011	$11.71991	$9.82426	114,165
01/01/2012 to 12/31/2012	$9.82426	$10.02894	123,872
01/01/2013 to 12/31/2013	$10.02894	$11.40050	111,738
01/01/2014 to 12/31/2014	$11.40050	$10.29288	95,897
01/01/2015 to 12/31/2015	$10.29288	$8.18828	83,020
01/01/2016 to 12/31/2016	$8.18828	$10.05327	66,356
01/01/2017 to 12/31/2017	$10.05327	$10.92592	75,764
01/01/2018 to 12/31/2018	$10.92592	$8.97101	52,232

A 22

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.70540	$11.82496	52,543
01/01/2010 to 12/31/2010	$11.82496	$12.31945	62,326
01/01/2011 to 12/31/2011	$12.31945	$12.63813	51,326
01/01/2012 to 12/31/2012	$12.63813	$13.10183	57,437
01/01/2013 to 12/31/2013	$13.10183	$12.42365	58,875
01/01/2014 to 12/31/2014	$12.42365	$12.30820	55,837
01/01/2015 to 12/31/2015	$12.30820	$11.56638	40,979
01/01/2016 to 12/31/2016	$11.56638	$11.89232	39,471
01/01/2017 to 12/31/2017	$11.89232	$11.95620	37,829
01/01/2018 to 12/31/2018	$11.95620	$12.01399	29,342
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.42811	$8.79579	36,001
01/01/2010 to 12/31/2010	$8.79579	$10.71178	40,534
01/01/2011 to 12/31/2011	$10.71178	$10.18940	34,567
01/01/2012 to 12/31/2012	$10.18940	$11.88679	37,133
01/01/2013 to 12/31/2013	$11.88679	$15.50742	27,750
01/01/2014 to 12/31/2014	$15.50742	$17.56527	21,213
01/01/2015 to 12/31/2015	$17.56527	$16.16201	17,270
01/01/2016 to 12/31/2016	$16.16201	$18.15216	12,052
01/01/2017 to 12/31/2017	$18.15216	$21.19856	15,160
01/01/2018 to 12/31/2018	$21.19856	$17.43236	14,009
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.54040	$8.27579	106,324
01/01/2010 to 12/31/2010	$8.27579	$9.34687	123,298
01/01/2011 to 12/31/2011	$9.34687	$8.89064	111,031
01/01/2012 to 12/31/2012	$8.89064	$9.72324	126,697
01/01/2013 to 12/31/2013	$9.72324	$11.54369	129,798
01/01/2014 to 12/31/2014	$11.54369	$11.99911	163,994
01/01/2015 to 12/31/2015	$11.99911	$11.74700	121,331
01/01/2016 to 12/31/2016	$11.74700	$12.32886	107,253
01/01/2017 to 12/31/2017	$12.32886	$13.79831	97,258
01/01/2018 to 12/31/2018	$13.79831	$12.91398	87,731
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.32157	$10.25191	176,679
01/01/2010 to 12/31/2010	$10.25191	$10.88804	214,187
01/01/2011 to 12/31/2011	$10.88804	$11.37369	215,118
01/01/2012 to 12/31/2012	$11.37369	$12.08535	268,390
01/01/2013 to 12/31/2013	$12.08535	$11.72899	280,945
01/01/2014 to 12/31/2014	$11.72899	$12.38744	311,345
01/01/2015 to 12/31/2015	$12.38744	$12.35523	363,535
01/01/2016 to 12/31/2016	$12.35523	$12.79980	401,006
01/01/2017 to 12/31/2017	$12.79980	$13.40657	400,273
01/01/2018 to 12/31/2018	$13.40657	$12.90825	420,864
*Denotes the start date of these sub-accounts

A 23

PREMIER B SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV 40 bps (1.55%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.62935	$9.33172	2,150,966
01/01/2010 to 12/31/2010	$9.33172	$10.28882	2,575,846
01/01/2011 to 12/31/2011	$10.28882	$9.86254	2,101,519
01/01/2012 to 12/31/2012	$9.86254	$10.93232	2,489,866
01/01/2013 to 12/31/2013	$10.93232	$11.83916	2,357,157
01/01/2014 to 12/31/2014	$11.83916	$12.10359	2,107,812
01/01/2015 to 12/31/2015	$12.10359	$11.53511	1,851,471
01/01/2016 to 12/31/2016	$11.53511	$12.07903	1,703,620
01/01/2017 to 12/31/2017	$12.07903	$13.39213	1,608,539
01/01/2018 to 12/31/2018	$13.39213	$12.11377	1,202,326
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.83518	$9.72595	713,971
01/01/2010 to 12/31/2010	$9.72595	$10.89021	874,964
01/01/2011 to 12/31/2011	$10.89021	$10.73628	804,478
01/01/2012 to 12/31/2012	$10.73628	$12.01516	951,885
01/01/2013 to 12/31/2013	$12.01516	$13.79063	1,046,966
01/01/2014 to 12/31/2014	$13.79063	$14.40963	992,201
01/01/2015 to 12/31/2015	$14.40963	$14.30363	859,475
01/01/2016 to 12/31/2016	$14.30363	$15.08674	771,092
01/01/2017 to 12/31/2017	$15.08674	$17.37178	765,450
01/01/2018 to 12/31/2018	$17.37178	$16.09834	653,943
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99874	$11.64723	0
01/01/2014 to 12/31/2014	$11.64723	$12.97992	0
01/01/2015 to 12/31/2015	$12.97992	$13.00246	0
01/01/2016 to 12/31/2016	$13.00246	$14.17488	0
01/01/2017 to 12/31/2017	$14.17488	$17.04894	0
01/01/2018 to 12/31/2018	$17.04894	$15.42178	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.98281	$9.62505	3,063,742
01/01/2010 to 12/31/2010	$9.62505	$10.64526	3,682,992
01/01/2011 to 12/31/2011	$10.64526	$10.35559	3,322,498
01/01/2012 to 12/31/2012	$10.35559	$11.46953	3,882,270
01/01/2013 to 12/31/2013	$11.46953	$13.28773	3,646,597
01/01/2014 to 12/31/2014	$13.28773	$13.93828	3,426,570
01/01/2015 to 12/31/2015	$13.93828	$13.79086	3,276,761
01/01/2016 to 12/31/2016	$13.79086	$14.43601	3,055,827
01/01/2017 to 12/31/2017	$14.43601	$16.33522	2,923,826
01/01/2018 to 12/31/2018	$16.33522	$15.29086	2,625,351
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99874	$9.17470	12,347
01/01/2012 to 12/31/2012	$9.17470	$10.10920	31,405
01/01/2013 to 12/31/2013	$10.10920	$11.03529	30,725
01/01/2014 to 12/31/2014	$11.03529	$11.39883	30,059
01/01/2015 to 12/31/2015	$11.39883	$10.88804	21,076
01/01/2016 to 12/31/2016	$10.88804	$11.46853	21,753
01/01/2017 to 12/31/2017	$11.46853	$12.71825	32,646
01/01/2018 to 12/31/2018	$12.71825	$11.86201	29,438

A 24

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$10.98561	$11.56999	63,137
01/01/2010 to 12/31/2010	$11.56999	$11.83776	74,666
01/01/2011 to 12/31/2011	$11.83776	$11.91937	67,893
01/01/2012 to 12/31/2012	$11.91937	$12.28836	88,368
01/01/2013 to 12/31/2013	$12.28836	$11.83763	87,309
01/01/2014 to 12/31/2014	$11.83763	$11.64560	69,147
01/01/2015 to 12/31/2015	$11.64560	$11.52330	61,484
01/01/2016 to 12/31/2016	$11.52330	$11.53320	65,928
01/01/2017 to 12/31/2017	$11.53320	$11.55095	64,055
01/01/2018 to 12/31/2018	$11.55095	$11.45859	45,953
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$10.93175	$12.14622	586,106
01/01/2010 to 12/31/2010	$12.14622	$12.88400	825,811
01/01/2011 to 12/31/2011	$12.88400	$13.09095	687,328
01/01/2012 to 12/31/2012	$13.09095	$14.09248	797,218
01/01/2013 to 12/31/2013	$14.09248	$13.62239	816,650
01/01/2014 to 12/31/2014	$13.62239	$13.98210	753,810
01/01/2015 to 12/31/2015	$13.98210	$13.47848	640,334
01/01/2016 to 12/31/2016	$13.47848	$13.83440	616,040
01/01/2017 to 12/31/2017	$13.83440	$14.21803	604,578
01/01/2018 to 12/31/2018	$14.21803	$13.90732	483,435
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.40647	$11.16301	0
01/01/2010 to 12/31/2010	$11.16301	$12.22219	0
01/01/2011 to 12/31/2011	$12.22219	$13.67021	0
01/01/2012 to 12/31/2012	$13.67021	$14.23076	0
01/01/2013 to 12/31/2013	$14.23076	$13.57310	0
01/01/2014 to 12/31/2014	$13.57310	$13.72163	0
01/01/2015 to 12/31/2015	$13.72163	$13.62169	0
01/01/2016 to 12/31/2016	$13.62169	$13.62994	0
01/01/2017 to 12/31/2017	$13.62994	$13.51841	0
01/01/2018 to 12/31/2018	$13.51841	$13.41146	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.36722	$11.02965	0
01/01/2010 to 12/31/2010	$11.02965	$12.09526	0
01/01/2011 to 12/31/2011	$12.09526	$13.81329	0
01/01/2012 to 12/31/2012	$13.81329	$14.39921	0
01/01/2013 to 12/31/2013	$14.39921	$13.49432	0
01/01/2014 to 12/31/2014	$13.49432	$13.85503	0
01/01/2015 to 12/31/2015	$13.85503	$13.78971	0
01/01/2016 to 12/31/2016	$13.78971	$13.77597	0
01/01/2017 to 12/31/2017	$13.77597	$13.66932	0
01/01/2018 to 12/31/2018	$13.66932	$13.53566	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.38208	$8.81338	0
01/01/2010 to 12/31/2010	$8.81338	$9.70680	0
01/01/2011 to 12/31/2011	$9.70680	$11.34394	0
01/01/2012 to 12/31/2012	$11.34394	$11.87650	0
01/01/2013 to 12/31/2013	$11.87650	$10.93320	0
01/01/2014 to 12/31/2014	$10.93320	$11.42939	0
01/01/2015 to 12/31/2015	$11.42939	$11.42687	0
01/01/2016 to 12/31/2016	$11.42687	$11.47288	0
01/01/2017 to 12/31/2017	$11.47288	$11.39828	0
01/01/2018 to 12/31/2018	$11.39828	$11.25642	0

A 25

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99831	$11.03896	0
01/01/2011 to 12/31/2011	$11.03896	$13.07738	0
01/01/2012 to 12/31/2012	$13.07738	$13.75242	0
01/01/2013 to 12/31/2013	$13.75242	$12.59444	0
01/01/2014 to 12/31/2014	$12.59444	$13.35471	0
01/01/2015 to 12/31/2015	$13.35471	$13.38537	0
01/01/2016 to 12/31/2016	$13.38537	$13.44947	0
01/01/2017 to 12/31/2017	$13.44947	$13.45397	0
01/01/2018 to 12/31/2018	$13.45397	$13.25642	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99874	$12.05391	0
01/01/2012 to 12/31/2012	$12.05391	$12.56371	0
01/01/2013 to 12/31/2013	$12.56371	$11.16626	0
01/01/2014 to 12/31/2014	$11.16626	$12.13594	0
01/01/2015 to 12/31/2015	$12.13594	$12.20120	0
01/01/2016 to 12/31/2016	$12.20120	$12.23479	0
01/01/2017 to 12/31/2017	$12.23479	$12.23747	0
01/01/2018 to 12/31/2018	$12.23747	$12.03194	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99832	$10.42787	0
01/01/2013 to 12/31/2013	$10.42787	$9.22138	0
01/01/2014 to 12/31/2014	$9.22138	$10.22655	0
01/01/2015 to 12/31/2015	$10.22655	$10.34318	0
01/01/2016 to 12/31/2016	$10.34318	$10.38018	0
01/01/2017 to 12/31/2017	$10.38018	$10.39550	0
01/01/2018 to 12/31/2018	$10.39550	$10.20902	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99916	$8.77386	0
01/01/2014 to 12/31/2014	$8.77386	$9.90055	0
01/01/2015 to 12/31/2015	$9.90055	$10.02641	0
01/01/2016 to 12/31/2016	$10.02641	$10.06185	0
01/01/2017 to 12/31/2017	$10.06185	$10.07539	0
01/01/2018 to 12/31/2018	$10.07539	$9.85690	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99916	$11.33446	0
01/01/2015 to 12/31/2015	$11.33446	$11.38443	0
01/01/2016 to 12/31/2016	$11.38443	$11.48804	0
01/01/2017 to 12/31/2017	$11.48804	$11.52007	0
01/01/2018 to 12/31/2018	$11.52007	$11.25992	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99916	$9.96547	0
01/01/2016 to 12/31/2016	$9.96547	$10.01742	0
01/01/2017 to 12/31/2017	$10.01742	$10.10372	0
01/01/2018 to 12/31/2018	$10.10372	$9.84517	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99832	$9.90690	0
01/01/2017 to 12/31/2017	$9.90690	$10.01791	0
01/01/2018 to 12/31/2018	$10.01791	$9.74007	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99831	$10.06451	0
01/01/2018 to 12/31/2018	$10.06451	$9.70639	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99831	$9.68894	0

A 26

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.36809	$9.06844	2,083,500
01/01/2010 to 12/31/2010	$9.06844	$10.12452	2,802,840
01/01/2011 to 12/31/2011	$10.12452	$9.72831	2,138,495
01/01/2012 to 12/31/2012	$9.72831	$10.89425	2,637,947
01/01/2013 to 12/31/2013	$10.89425	$13.16116	2,762,707
01/01/2014 to 12/31/2014	$13.16116	$13.86689	2,841,559
01/01/2015 to 12/31/2015	$13.86689	$13.72816	2,647,090
01/01/2016 to 12/31/2016	$13.72816	$14.44329	2,568,650
01/01/2017 to 12/31/2017	$14.44329	$16.76790	2,505,112
01/01/2018 to 12/31/2018	$16.76790	$15.48404	2,330,819
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99874	$11.67557	2,447
01/01/2014 to 12/31/2014	$11.67557	$13.06215	4,731
01/01/2015 to 12/31/2015	$13.06215	$12.40337	3,625
01/01/2016 to 12/31/2016	$12.40337	$14.03362	16,067
01/01/2017 to 12/31/2017	$14.03362	$16.36332	21,073
01/01/2018 to 12/31/2018	$16.36332	$15.34445	17,031
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$5.24469	$7.94483	16,815
01/01/2010 to 12/31/2010	$7.94483	$10.06834	44,201
01/01/2011 to 12/31/2011	$10.06834	$10.56835	39,921
01/01/2012 to 12/31/2012	$10.56835	$12.00411	46,945
01/01/2013 to 12/31/2013	$12.00411	$12.19121	53,132
01/01/2014 to 12/31/2014	$12.19121	$15.71649	53,194
01/01/2015 to 12/31/2015	$15.71649	$16.22632	43,570
01/01/2016 to 12/31/2016	$16.22632	$16.74855	50,559
01/01/2017 to 12/31/2017	$16.74855	$17.52365	30,574
01/01/2018 to 12/31/2018	$17.52365	$16.43430	27,210
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.18902	$8.86111	1,105,631
01/01/2010 to 12/31/2010	$8.86111	$9.97923	1,387,358
01/01/2011 to 12/31/2011	$9.97923	$9.67928	1,202,340
01/01/2012 to 12/31/2012	$9.67928	$10.54500	1,175,200
01/01/2013 to 12/31/2013	$10.54500	$11.91681	1,177,186
01/01/2014 to 12/31/2014	$11.91681	$12.10476	1,003,578
01/01/2015 to 12/31/2015	$12.10476	$12.03800	1,008,300
01/01/2016 to 12/31/2016	$12.03800	$12.35889	969,400
01/01/2017 to 12/31/2017	$12.35889	$14.17547	908,351
01/01/2018 to 12/31/2018	$14.17547	$12.87682	778,196
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.73661	$8.13797	17,240
01/01/2010 to 12/31/2010	$8.13797	$9.63255	32,735
01/01/2011 to 12/31/2011	$9.63255	$9.00776	26,134
01/01/2012 to 12/31/2012	$9.00776	$11.24753	38,666
01/01/2013 to 12/31/2013	$11.24753	$11.55735	42,626
01/01/2014 to 12/31/2014	$11.55735	$12.96554	28,977
01/01/2015 to 12/31/2015	$12.96554	$12.75614	38,798
01/01/2016 to 12/31/2016	$12.75614	$12.67426	32,397
01/01/2017 to 12/31/2017	$12.67426	$13.83990	29,984
01/01/2018 to 12/31/2018	$13.83990	$12.98565	24,376

A 27

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.47809	$7.83769	57,631
01/01/2010 to 12/31/2010	$7.83769	$8.71263	77,727
01/01/2011 to 12/31/2011	$8.71263	$8.10638	66,996
01/01/2012 to 12/31/2012	$8.10638	$9.55241	82,548
01/01/2013 to 12/31/2013	$9.55241	$12.56185	96,035
01/01/2014 to 12/31/2014	$12.56185	$13.99459	82,653
01/01/2015 to 12/31/2015	$13.99459	$13.14413	147,368
01/01/2016 to 12/31/2016	$13.14413	$14.43781	142,080
01/01/2017 to 12/31/2017	$14.43781	$15.60374	172,511
01/01/2018 to 12/31/2018	$15.60374	$14.05401	119,400
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.78103	$10.46870	142,166
01/01/2010 to 12/31/2010	$10.46870	$12.35275	135,150
01/01/2011 to 12/31/2011	$12.35275	$11.80230	98,379
01/01/2012 to 12/31/2012	$11.80230	$13.90165	133,595
01/01/2013 to 12/31/2013	$13.90165	$18.09631	126,917
01/01/2014 to 12/31/2014	$18.09631	$19.87432	111,842
01/01/2015 to 12/31/2015	$19.87432	$18.45832	154,977
01/01/2016 to 12/31/2016	$18.45832	$18.47611	147,426
01/01/2017 to 12/31/2017	$18.47611	$23.12400	140,645
01/01/2018 to 12/31/2018	$23.12400	$21.77887	111,932
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.79957	$9.26113	812,786
01/01/2010 to 12/31/2010	$9.26113	$10.17744	1,042,665
01/01/2011 to 12/31/2011	$10.17744	$9.97148	985,917
01/01/2012 to 12/31/2012	$9.97148	$10.81372	1,086,829
01/01/2013 to 12/31/2013	$10.81372	$11.69444	1,060,006
01/01/2014 to 12/31/2014	$11.69444	$11.98130	1,009,573
01/01/2015 to 12/31/2015	$11.98130	$11.69120	950,689
01/01/2016 to 12/31/2016	$11.69120	$12.11823	880,059
01/01/2017 to 12/31/2017	$12.11823	$13.39959	848,206
01/01/2018 to 12/31/2018	$13.39959	$12.26273	665,584
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.42095	$9.54810	73,435
01/01/2010 to 12/31/2010	$9.54810	$11.91907	79,799
01/01/2011 to 12/31/2011	$11.91907	$11.89024	58,242
01/01/2012 to 12/31/2012	$11.89024	$13.54566	77,494
01/01/2013 to 12/31/2013	$13.54566	$18.51615	71,769
01/01/2014 to 12/31/2014	$18.51615	$19.54602	66,475
01/01/2015 to 12/31/2015	$19.54602	$18.19013	60,568
01/01/2016 to 12/31/2016	$18.19013	$22.26808	56,067
01/01/2017 to 12/31/2017	$22.26808	$24.60174	56,640
01/01/2018 to 12/31/2018	$24.60174	$20.81717	47,309
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$10.61957	$10.51751	211,045
01/01/2010 to 12/31/2010	$10.51751	$10.35969	214,120
01/01/2011 to 12/31/2011	$10.35969	$10.20379	253,055
01/01/2012 to 12/31/2012	$10.20379	$10.04893	207,762
01/01/2013 to 12/31/2013	$10.04893	$9.89558	156,244
01/01/2014 to 12/31/2014	$9.89558	$9.74467	170,985
01/01/2015 to 12/31/2015	$9.74467	$9.59559	158,248
01/01/2016 to 12/31/2016	$9.59559	$9.44955	160,010
01/01/2017 to 12/31/2017	$9.44955	$9.33737	180,731
01/01/2018 to 12/31/2018	$9.33737	$9.31362	234,108

A 28

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.32897	$10.44540	70,653
01/01/2010 to 12/31/2010	$10.44540	$11.67447	101,020
01/01/2011 to 12/31/2011	$11.67447	$11.86124	82,294
01/01/2012 to 12/31/2012	$11.86124	$13.30052	94,302
01/01/2013 to 12/31/2013	$13.30052	$14.03791	103,226
01/01/2014 to 12/31/2014	$14.03791	$14.17716	101,255
01/01/2015 to 12/31/2015	$14.17716	$13.46328	84,451
01/01/2016 to 12/31/2016	$13.46328	$15.29932	78,433
01/01/2017 to 12/31/2017	$15.29932	$16.19207	64,808
01/01/2018 to 12/31/2018	$16.19207	$15.62687	51,844
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.61843	$7.13569	74,352
01/01/2010 to 12/31/2010	$7.13569	$7.95146	75,923
01/01/2011 to 12/31/2011	$7.95146	$7.50265	55,100
01/01/2012 to 12/31/2012	$7.50265	$8.63555	68,452
01/01/2013 to 12/31/2013	$8.63555	$11.89344	70,242
01/01/2014 to 12/31/2014	$11.89344	$13.32180	70,300
01/01/2015 to 12/31/2015	$13.32180	$12.09053	65,957
01/01/2016 to 12/31/2016	$12.09053	$14.27400	62,885
01/01/2017 to 12/31/2017	$14.27400	$16.75457	60,742
01/01/2018 to 12/31/2018	$16.75457	$14.16266	59,547
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.18704	$8.12488	54,223
01/01/2010 to 12/31/2010	$8.12488	$9.16080	53,039
01/01/2011 to 12/31/2011	$9.16080	$7.85528	48,202
01/01/2012 to 12/31/2012	$7.85528	$9.31060	56,081
01/01/2013 to 12/31/2013	$9.31060	$10.91573	48,202
01/01/2014 to 12/31/2014	$10.91573	$10.15523	58,115
01/01/2015 to 12/31/2015	$10.15523	$10.31507	75,899
01/01/2016 to 12/31/2016	$10.31507	$9.77405	73,879
01/01/2017 to 12/31/2017	$9.77405	$13.03507	60,945
01/01/2018 to 12/31/2018	$13.03507	$11.12394	62,667
AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.87958	$8.94211	52,523
01/01/2010 to 12/31/2010	$8.94211	$9.78154	50,490
01/01/2011 to 12/31/2011	$9.78154	$8.42354	41,000
01/01/2012 to 12/31/2012	$8.42354	$9.67819	51,018
01/01/2013 to 12/31/2013	$9.67819	$11.38578	36,232
01/01/2014 to 12/31/2014	$11.38578	$10.46042	45,659
01/01/2015 to 12/31/2015	$10.46042	$10.38491	59,695
01/01/2016 to 12/31/2016	$10.38491	$10.28614	58,986
01/01/2017 to 12/31/2017	$10.28614	$12.44037	47,858
01/01/2018 to 12/31/2018	$12.44037	$10.27276	46,509
AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$10.79830	$11.77700	559,979
01/01/2010 to 12/31/2010	$11.77700	$12.85096	264,802
01/01/2011 to 12/31/2011	$12.85096	$14.22998	3,254,638
01/01/2012 to 12/31/2012	$14.22998	$15.32995	1,151,622
01/01/2013 to 12/31/2013	$15.32995	$14.61557	435,750
01/01/2014 to 12/31/2014	$14.61557	$15.36107	467,527
01/01/2015 to 12/31/2015	$15.36107	$15.30408	1,053,602
01/01/2016 to 12/31/2016	$15.30408	$15.70457	1,104,101
01/01/2017 to 12/31/2017	$15.70457	$16.13233	696,104
01/01/2018 to 12/31/2018	$16.13233	$15.84235	1,923,569

A 29

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.28019	$8.91307	373,383
01/01/2010 to 12/31/2010	$8.91307	$9.98987	513,492
01/01/2011 to 12/31/2011	$9.98987	$9.78156	407,142
01/01/2012 to 12/31/2012	$9.78156	$10.94038	579,678
01/01/2013 to 12/31/2013	$10.94038	$12.52756	706,243
01/01/2014 to 12/31/2014	$12.52756	$13.12146	694,440
01/01/2015 to 12/31/2015	$13.12146	$12.78586	662,304
01/01/2016 to 12/31/2016	$12.78586	$13.24789	574,585
01/01/2017 to 12/31/2017	$13.24789	$15.25820	624,516
01/01/2018 to 12/31/2018	$15.25820	$13.91656	558,301
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$6.54645	$8.81640	115,193
01/01/2010 to 12/31/2010	$8.81640	$9.30432	194,754
01/01/2011 to 12/31/2011	$9.30432	$8.32407	147,972
01/01/2012 to 12/31/2012	$8.32407	$9.99280	169,924
01/01/2013 to 12/31/2013	$9.99280	$11.35179	163,460
01/01/2014 to 12/31/2014	$11.35179	$10.46701	167,855
01/01/2015 to 12/31/2015	$10.46701	$10.01918	147,902
01/01/2016 to 12/31/2016	$10.01918	$10.05717	127,076
01/01/2017 to 12/31/2017	$10.05717	$12.83884	121,885
01/01/2018 to 12/31/2018	$12.83884	$10.43331	112,711
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$8.88465	$10.32164	780,192
01/01/2010 to 12/31/2010	$10.32164	$10.90809	784,859
01/01/2011 to 12/31/2011	$10.90809	$10.76681	646,095
01/01/2012 to 12/31/2012	$10.76681	$11.73884	765,793
01/01/2013 to 12/31/2013	$11.73884	$12.83500	770,008
01/01/2014 to 12/31/2014	$12.83500	$13.32780	745,478
01/01/2015 to 12/31/2015	$13.32780	$13.10037	663,092
01/01/2016 to 12/31/2016	$13.10037	$13.39595	606,774
01/01/2017 to 12/31/2017	$13.39595	$14.79365	577,253
01/01/2018 to 12/31/2018	$14.79365	$13.81999	486,285
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08412	$10.29227	919
01/01/2010 to 12/31/2010	$10.29227	$11.28218	4,167
01/01/2011 to 12/31/2011	$11.28218	$11.18383	4,148
01/01/2012 to 12/31/2012	$11.18383	$12.68552	10,437
01/01/2013 to 12/31/2013	$12.68552	$17.05068	10,348
01/01/2014 to 12/31/2014	$17.05068	$18.38625	18,359
01/01/2015 to 12/31/2015	$18.38625	$20.03101	28,336
01/01/2016 to 12/31/2016	$20.03101	$19.43697	27,912
01/01/2017 to 12/31/2017	$19.43697	$25.99931	22,283
01/01/2018 to 12/31/2018	$25.99931	$25.18781	19,646
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.43574	$8.20734	141,702
01/01/2010 to 12/31/2010	$8.20734	$9.67845	178,562
01/01/2011 to 12/31/2011	$9.67845	$9.44386	140,635
01/01/2012 to 12/31/2012	$9.44386	$10.44016	169,368
01/01/2013 to 12/31/2013	$10.44016	$14.04478	151,116
01/01/2014 to 12/31/2014	$14.04478	$15.29509	251,946
01/01/2015 to 12/31/2015	$15.29509	$16.57858	199,902
01/01/2016 to 12/31/2016	$16.57858	$17.23638	185,690
01/01/2017 to 12/31/2017	$17.23638	$22.57358	150,014
01/01/2018 to 12/31/2018	$22.57358	$21.62967	116,048

A 30

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$7.56796	$10.07929	55,620
01/01/2010 to 12/31/2010	$10.07929	$11.12120	75,614
01/01/2011 to 12/31/2011	$11.12120	$10.60861	66,359
01/01/2012 to 12/31/2012	$10.60861	$12.85735	67,795
01/01/2013 to 12/31/2013	$12.85735	$16.15990	66,225
01/01/2014 to 12/31/2014	$16.15990	$16.49088	76,261
01/01/2015 to 12/31/2015	$16.49088	$16.00119	88,715
01/01/2016 to 12/31/2016	$16.00119	$16.87807	84,764
01/01/2017 to 12/31/2017	$16.87807	$20.58367	71,699
01/01/2018 to 12/31/2018	$20.58367	$18.33161	62,013
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$7.43687	$9.04493	36,854
01/01/2010 to 12/31/2010	$9.04493	$10.04560	45,607
01/01/2011 to 12/31/2011	$10.04560	$9.83366	30,153
01/01/2012 to 12/31/2012	$9.83366	$11.33774	41,551
01/01/2013 to 12/31/2013	$11.33774	$15.26288	32,756
01/01/2014 to 12/31/2014	$15.26288	$16.33895	28,605
01/01/2015 to 12/31/2015	$16.33895	$17.25257	36,469
01/01/2016 to 12/31/2016	$17.25257	$17.31446	36,637
01/01/2017 to 12/31/2017	$17.31446	$22.28686	31,383
01/01/2018 to 12/31/2018	$22.28686	$22.41665	24,722
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99874	$10.20155	0
01/01/2013 to 12/31/2013	$10.20155	$13.51211	0
01/01/2014 to 12/31/2014	$13.51211	$14.66544	0
01/01/2015 to 12/31/2015	$14.66544	$14.33715	32,315
01/01/2016 to 12/31/2016	$14.33715	$16.01711	34,658
01/01/2017 to 12/31/2017	$16.01711	$18.50834	28,910
01/01/2018 to 12/31/2018	$18.50834	$16.37450	26,637
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$5.98691	$8.13599	58,958
01/01/2010 to 12/31/2010	$8.13599	$9.88948	87,635
01/01/2011 to 12/31/2011	$9.88948	$9.49682	61,938
01/01/2012 to 12/31/2012	$9.49682	$10.95341	75,072
01/01/2013 to 12/31/2013	$10.95341	$15.31735	75,756
01/01/2014 to 12/31/2014	$15.31735	$17.23301	76,157
01/01/2015 to 12/31/2015	$17.23301	$16.01339	77,633
01/01/2016 to 12/31/2016	$16.01339	$18.64422	72,031
01/01/2017 to 12/31/2017	$18.64422	$20.89208	75,799
01/01/2018 to 12/31/2018	$20.89208	$17.18874	57,817
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99874	$10.33248	72,273
01/01/2013 to 12/31/2013	$10.33248	$12.09919	81,104
01/01/2014 to 12/31/2014	$12.09919	$12.52682	76,209
01/01/2015 to 12/31/2015	$12.52682	$12.18243	56,696
01/01/2016 to 12/31/2016	$12.18243	$12.51537	55,006
01/01/2017 to 12/31/2017	$12.51537	$14.35749	57,282
01/01/2018 to 12/31/2018	$14.35749	$12.96732	39,380

A 31

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.19150	$9.14495	96,285
01/01/2010 to 12/31/2010	$9.14495	$11.01080	178,201
01/01/2011 to 12/31/2011	$11.01080	$8.64490	127,900
01/01/2012 to 12/31/2012	$8.64490	$10.03905	170,398
01/01/2013 to 12/31/2013	$10.03905	$9.90790	177,093
01/01/2014 to 12/31/2014	$9.90790	$9.29973	167,043
01/01/2015 to 12/31/2015	$9.29973	$7.62587	146,613
01/01/2016 to 12/31/2016	$7.62587	$8.43791	136,540
01/01/2017 to 12/31/2017	$8.43791	$10.50120	141,867
01/01/2018 to 12/31/2018	$10.50120	$8.88760	105,152
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.99736	$10.45993	1,594,790
01/01/2010 to 12/31/2010	$10.45993	$11.38917	1,966,370
01/01/2011 to 12/31/2011	$11.38917	$11.32728	1,970,053
01/01/2012 to 12/31/2012	$11.32728	$12.31131	2,050,090
01/01/2013 to 12/31/2013	$12.31131	$13.24018	1,961,922
01/01/2014 to 12/31/2014	$13.24018	$13.79108	1,717,539
01/01/2015 to 12/31/2015	$13.79108	$13.60014	1,601,746
01/01/2016 to 12/31/2016	$13.60014	$14.13295	1,544,291
01/01/2017 to 12/31/2017	$14.13295	$15.32763	1,489,320
01/01/2018 to 12/31/2018	$15.32763	$14.66377	1,316,271
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01866	$10.07285	229
01/01/2012 to 12/31/2012	$10.07285	$10.62414	14,677
01/01/2013 to 12/31/2013	$10.62414	$10.21994	9,794
01/01/2014 to 12/31/2014	$10.21994	$10.67386	37,904
01/01/2015 to 12/31/2015	$10.67386	$10.48277	24,110
01/01/2016 to 12/31/2016	$10.48277	$10.75767	24,061
01/01/2017 to 12/31/2017	$10.75767	$11.19474	46,033
01/01/2018 to 12/31/2018	$11.19474	$10.93339	56,037
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.70740	$8.19609	646,698
01/01/2010 to 12/31/2010	$8.19609	$9.60610	804,993
01/01/2011 to 12/31/2011	$9.60610	$8.87180	574,380
01/01/2012 to 12/31/2012	$8.87180	$9.86507	824,290
01/01/2013 to 12/31/2013	$9.86507	$11.36842	921,191
01/01/2014 to 12/31/2014	$11.36842	$12.22460	985,014
01/01/2015 to 12/31/2015	$12.22460	$11.96425	1,789,212
01/01/2016 to 12/31/2016	$11.96425	$12.97122	1,682,589
01/01/2017 to 12/31/2017	$12.97122	$14.82992	2,696,666
01/01/2018 to 12/31/2018	$14.82992	$13.49310	2,367,469
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99874	$11.68682	0
01/01/2014 to 12/31/2014	$11.68682	$13.26253	0
01/01/2015 to 12/31/2015	$13.26253	$13.26158	0
01/01/2016 to 12/31/2016	$13.26158	$14.47726	0
01/01/2017 to 12/31/2017	$14.47726	$17.30945	0
01/01/2018 to 12/31/2018	$17.30945	$15.82488	0

A 32

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.12722	$7.81555	32,499
01/01/2010 to 12/31/2010	$7.81555	$8.85453	48,270
01/01/2011 to 12/31/2011	$8.85453	$9.02103	30,829
01/01/2012 to 12/31/2012	$9.02103	$10.55351	36,633
01/01/2013 to 12/31/2013	$10.55351	$13.76244	47,908
01/01/2014 to 12/31/2014	$13.76244	$15.88513	64,765
01/01/2015 to 12/31/2015	$15.88513	$16.12431	77,168
01/01/2016 to 12/31/2016	$16.12431	$18.23604	53,106
01/01/2017 to 12/31/2017	$18.23604	$21.95436	47,616
01/01/2018 to 12/31/2018	$21.95436	$19.84111	26,340
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99874	$8.90747	0
01/01/2012 to 12/31/2012	$8.90747	$9.92541	0
01/01/2013 to 12/31/2013	$9.92541	$11.96308	0
01/01/2014 to 12/31/2014	$11.96308	$12.54626	0
01/01/2015 to 12/31/2015	$12.54626	$12.37340	0
01/01/2016 to 12/31/2016	$12.37340	$12.95535	2,357
01/01/2017 to 12/31/2017	$12.95535	$15.07870	2,361
01/01/2018 to 12/31/2018	$15.07870	$13.87807	1,954
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.48617	$8.93400	536,030
01/01/2010 to 12/31/2010	$8.93400	$9.84613	831,731
01/01/2011 to 12/31/2011	$9.84613	$9.51998	730,250
01/01/2012 to 12/31/2012	$9.51998	$10.33838	890,396
01/01/2013 to 12/31/2013	$10.33838	$11.44699	809,381
01/01/2014 to 12/31/2014	$11.44699	$11.85150	767,128
01/01/2015 to 12/31/2015	$11.85150	$11.65125	756,805
01/01/2016 to 12/31/2016	$11.65125	$12.02616	675,923
01/01/2017 to 12/31/2017	$12.02616	$13.76541	651,624
01/01/2018 to 12/31/2018	$13.76541	$12.48297	534,840
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$6.00647	$7.84248	57,873
01/01/2010 to 12/31/2010	$7.84248	$10.23628	43,370
01/01/2011 to 12/31/2011	$10.23628	$8.75847	77,555
01/01/2012 to 12/31/2012	$8.75847	$10.35593	108,841
01/01/2013 to 12/31/2013	$10.35593	$14.35979	101,834
01/01/2014 to 12/31/2014	$14.35979	$14.83925	101,094
01/01/2015 to 12/31/2015	$14.83925	$14.80787	74,566
01/01/2016 to 12/31/2016	$14.80787	$15.70503	67,949
01/01/2017 to 12/31/2017	$15.70503	$19.74839	63,494
01/01/2018 to 12/31/2018	$19.74839	$17.33672	47,073
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.70796	$8.83559	27,085
01/01/2010 to 12/31/2010	$8.83559	$11.86932	54,733
01/01/2011 to 12/31/2011	$11.86932	$11.57388	49,803
01/01/2012 to 12/31/2012	$11.57388	$12.78458	48,474
01/01/2013 to 12/31/2013	$12.78458	$17.01765	55,170
01/01/2014 to 12/31/2014	$17.01765	$17.39792	45,141
01/01/2015 to 12/31/2015	$17.39792	$17.26689	52,378
01/01/2016 to 12/31/2016	$17.26689	$19.05732	49,415
01/01/2017 to 12/31/2017	$19.05732	$23.25550	48,067
01/01/2018 to 12/31/2018	$23.25550	$20.97418	37,030

A 33

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.46967	$8.42432	63,865
01/01/2010 to 12/31/2010	$8.42432	$10.45223	66,125
01/01/2011 to 12/31/2011	$10.45223	$9.67773	66,105
01/01/2012 to 12/31/2012	$9.67773	$11.26057	71,613
01/01/2013 to 12/31/2013	$11.26057	$15.23609	69,375
01/01/2014 to 12/31/2014	$15.23609	$15.79392	62,703
01/01/2015 to 12/31/2015	$15.79392	$14.88253	65,477
01/01/2016 to 12/31/2016	$14.88253	$18.93584	58,140
01/01/2017 to 12/31/2017	$18.93584	$20.01756	60,556
01/01/2018 to 12/31/2018	$20.01756	$16.34468	44,932
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.17622	$9.92935	1,629,869
01/01/2010 to 12/31/2010	$9.92935	$10.90571	2,057,043
01/01/2011 to 12/31/2011	$10.90571	$10.95260	1,802,519
01/01/2012 to 12/31/2012	$10.95260	$12.24090	2,161,067
01/01/2013 to 12/31/2013	$12.24090	$14.08325	2,221,053
01/01/2014 to 12/31/2014	$14.08325	$14.68366	2,111,106
01/01/2015 to 12/31/2015	$14.68366	$14.46568	2,285,433
01/01/2016 to 12/31/2016	$14.46568	$15.31996	2,166,382
01/01/2017 to 12/31/2017	$15.31996	$17.41115	2,007,117
01/01/2018 to 12/31/2018	$17.41115	$16.23074	1,841,885
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.46143	$9.86862	92,324
01/01/2010 to 12/31/2010	$9.86862	$11.25440	131,302
01/01/2011 to 12/31/2011	$11.25440	$10.89495	102,940
01/01/2012 to 12/31/2012	$10.89495	$12.61485	127,224
01/01/2013 to 12/31/2013	$12.61485	$17.89146	112,259
01/01/2014 to 12/31/2014	$17.89146	$19.08873	97,030
01/01/2015 to 12/31/2015	$19.08873	$20.59874	95,683
01/01/2016 to 12/31/2016	$20.59874	$20.83233	93,824
01/01/2017 to 12/31/2017	$20.83233	$28.28748	98,111
01/01/2018 to 12/31/2018	$28.28748	$28.93028	97,166
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.23009	$7.89930	47,189
01/01/2010 to 12/31/2010	$7.89930	$8.74662	42,445
01/01/2011 to 12/31/2011	$8.74662	$8.57090	37,974
01/01/2012 to 12/31/2012	$8.57090	$9.57090	40,666
01/01/2013 to 12/31/2013	$9.57090	$12.68859	30,612
01/01/2014 to 12/31/2014	$12.68859	$12.68959	29,194
01/01/2015 to 12/31/2015	$12.68959	$11.73818	29,586
01/01/2016 to 12/31/2016	$11.73818	$12.26777	27,976
01/01/2017 to 12/31/2017	$12.26777	$14.08072	26,903
01/01/2018 to 12/31/2018	$14.08072	$12.51828	24,429
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$7.35538	$9.85783	220,418
01/01/2010 to 12/31/2010	$9.85783	$11.69296	312,377
01/01/2011 to 12/31/2011	$11.69296	$9.79692	228,194
01/01/2012 to 12/31/2012	$9.79692	$9.99607	277,911
01/01/2013 to 12/31/2013	$9.99607	$11.35752	251,646
01/01/2014 to 12/31/2014	$11.35752	$10.24897	239,718
01/01/2015 to 12/31/2015	$10.24897	$8.14936	205,711
01/01/2016 to 12/31/2016	$8.14936	$10.00065	192,134
01/01/2017 to 12/31/2017	$10.00065	$10.86342	197,227
01/01/2018 to 12/31/2018	$10.86342	$8.91536	146,965

A 34

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.60843	$11.80367	41,934
01/01/2010 to 12/31/2010	$11.80367	$12.29119	73,954
01/01/2011 to 12/31/2011	$12.29119	$12.60300	85,891
01/01/2012 to 12/31/2012	$12.60300	$13.05891	105,085
01/01/2013 to 12/31/2013	$13.05891	$12.37691	72,726
01/01/2014 to 12/31/2014	$12.37691	$12.25586	44,843
01/01/2015 to 12/31/2015	$12.25586	$11.51141	41,214
01/01/2016 to 12/31/2016	$11.51141	$11.83003	44,558
01/01/2017 to 12/31/2017	$11.83003	$11.88764	37,357
01/01/2018 to 12/31/2018	$11.88764	$11.93928	30,461
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.60199	$8.77984	46,606
01/01/2010 to 12/31/2010	$8.77984	$10.68701	61,888
01/01/2011 to 12/31/2011	$10.68701	$10.16087	48,135
01/01/2012 to 12/31/2012	$10.16087	$11.84769	37,541
01/01/2013 to 12/31/2013	$11.84769	$15.44877	34,336
01/01/2014 to 12/31/2014	$15.44877	$17.49037	25,687
01/01/2015 to 12/31/2015	$17.49037	$16.08516	38,761
01/01/2016 to 12/31/2016	$16.08516	$18.05696	32,185
01/01/2017 to 12/31/2017	$18.05696	$21.07709	26,554
01/01/2018 to 12/31/2018	$21.07709	$17.32388	23,532
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.48836	$8.26091	194,411
01/01/2010 to 12/31/2010	$8.26091	$9.32545	210,936
01/01/2011 to 12/31/2011	$9.32545	$8.86601	185,422
01/01/2012 to 12/31/2012	$8.86601	$9.69157	202,525
01/01/2013 to 12/31/2013	$9.69157	$11.50036	205,354
01/01/2014 to 12/31/2014	$11.50036	$11.94816	208,436
01/01/2015 to 12/31/2015	$11.94816	$11.69128	223,042
01/01/2016 to 12/31/2016	$11.69128	$12.26432	254,694
01/01/2017 to 12/31/2017	$12.26432	$13.71941	282,085
01/01/2018 to 12/31/2018	$13.71941	$12.83381	233,780
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.47485	$10.24119	133,103
01/01/2010 to 12/31/2010	$10.24119	$10.87128	225,008
01/01/2011 to 12/31/2011	$10.87128	$11.35046	181,115
01/01/2012 to 12/31/2012	$11.35046	$12.05471	249,232
01/01/2013 to 12/31/2013	$12.05471	$11.69345	234,750
01/01/2014 to 12/31/2014	$11.69345	$12.34370	233,340
01/01/2015 to 12/31/2015	$12.34370	$12.30568	246,318
01/01/2016 to 12/31/2016	$12.30568	$12.74227	240,007
01/01/2017 to 12/31/2017	$12.74227	$13.33976	238,445
01/01/2018 to 12/31/2018	$13.33976	$12.83769	299,336
*Denotes the start date of these sub-accounts

A 35

PREMIER B SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 Only OR HAV and HD GRO OR HD GRO 60 bps (1.75%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.58029	$9.26448	799,056
01/01/2010 to 12/31/2010	$9.26448	$10.19462	806,904
01/01/2011 to 12/31/2011	$10.19462	$9.75312	722,709
01/01/2012 to 12/31/2012	$9.75312	$10.78971	726,773
01/01/2013 to 12/31/2013	$10.78971	$11.66170	713,714
01/01/2014 to 12/31/2014	$11.66170	$11.89871	681,328
01/01/2015 to 12/31/2015	$11.89871	$11.31759	530,268
01/01/2016 to 12/31/2016	$11.31759	$11.82816	490,152
01/01/2017 to 12/31/2017	$11.82816	$13.08827	453,416
01/01/2018 to 12/31/2018	$13.08827	$11.81548	335,490
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.78498	$9.65571	369,600
01/01/2010 to 12/31/2010	$9.65571	$10.79033	438,441
01/01/2011 to 12/31/2011	$10.79033	$10.61693	400,750
01/01/2012 to 12/31/2012	$10.61693	$11.85825	422,294
01/01/2013 to 12/31/2013	$11.85825	$13.58391	421,754
01/01/2014 to 12/31/2014	$13.58391	$14.16565	399,877
01/01/2015 to 12/31/2015	$14.16565	$14.03379	380,925
01/01/2016 to 12/31/2016	$14.03379	$14.77312	381,106
01/01/2017 to 12/31/2017	$14.77312	$16.97741	162,292
01/01/2018 to 12/31/2018	$16.97741	$15.70170	148,394
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99857	$11.63159	0
01/01/2014 to 12/31/2014	$11.63159	$12.93693	0
01/01/2015 to 12/31/2015	$12.93693	$12.93406	0
01/01/2016 to 12/31/2016	$12.93406	$14.07266	0
01/01/2017 to 12/31/2017	$14.07266	$16.89288	0
01/01/2018 to 12/31/2018	$16.89288	$15.25031	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.88566	$9.55557	575,103
01/01/2010 to 12/31/2010	$9.55557	$10.54773	604,407
01/01/2011 to 12/31/2011	$10.54773	$10.24057	536,225
01/01/2012 to 12/31/2012	$10.24057	$11.31975	569,835
01/01/2013 to 12/31/2013	$11.31975	$13.08835	515,247
01/01/2014 to 12/31/2014	$13.08835	$13.70209	492,444
01/01/2015 to 12/31/2015	$13.70209	$13.53054	467,715
01/01/2016 to 12/31/2016	$13.53054	$14.13578	438,412
01/01/2017 to 12/31/2017	$14.13578	$15.96415	425,431
01/01/2018 to 12/31/2018	$15.96415	$14.91406	324,490
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99857	$9.16255	0
01/01/2012 to 12/31/2012	$9.16255	$10.07596	0
01/01/2013 to 12/31/2013	$10.07596	$10.97739	0
01/01/2014 to 12/31/2014	$10.97739	$11.31669	0
01/01/2015 to 12/31/2015	$11.31669	$10.78833	2,123
01/01/2016 to 12/31/2016	$10.78833	$11.34118	1,806
01/01/2017 to 12/31/2017	$11.34118	$12.55240	0
01/01/2018 to 12/31/2018	$12.55240	$11.68418	0

A 36

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.60295	$11.48658	1,620
01/01/2010 to 12/31/2010	$11.48658	$11.72926	6,589
01/01/2011 to 12/31/2011	$11.72926	$11.78694	24,934
01/01/2012 to 12/31/2012	$11.78694	$12.12782	26,303
01/01/2013 to 12/31/2013	$12.12782	$11.66008	25,797
01/01/2014 to 12/31/2014	$11.66008	$11.44852	22,559
01/01/2015 to 12/31/2015	$11.44852	$11.30598	19,561
01/01/2016 to 12/31/2016	$11.30598	$11.29361	15,871
01/01/2017 to 12/31/2017	$11.29361	$11.28886	14,544
01/01/2018 to 12/31/2018	$11.28886	$11.17638	10,013
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.52960	$12.05880	65,080
01/01/2010 to 12/31/2010	$12.05880	$12.76610	63,030
01/01/2011 to 12/31/2011	$12.76610	$12.94556	49,106
01/01/2012 to 12/31/2012	$12.94556	$13.90862	51,251
01/01/2013 to 12/31/2013	$13.90862	$13.41826	55,498
01/01/2014 to 12/31/2014	$13.41826	$13.74548	50,844
01/01/2015 to 12/31/2015	$13.74548	$13.22431	46,594
01/01/2016 to 12/31/2016	$13.22431	$13.54685	43,146
01/01/2017 to 12/31/2017	$13.54685	$13.89515	47,710
01/01/2018 to 12/31/2018	$13.89515	$13.56477	42,600
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.04396	$11.12056	0
01/01/2010 to 12/31/2010	$11.12056	$12.15179	0
01/01/2011 to 12/31/2011	$12.15179	$13.56492	0
01/01/2012 to 12/31/2012	$13.56492	$14.09333	0
01/01/2013 to 12/31/2013	$14.09333	$13.41564	0
01/01/2014 to 12/31/2014	$13.41564	$13.53594	0
01/01/2015 to 12/31/2015	$13.53594	$13.41092	0
01/01/2016 to 12/31/2016	$13.41092	$13.39292	0
01/01/2017 to 12/31/2017	$13.39292	$13.25685	0
01/01/2018 to 12/31/2018	$13.25685	$13.12586	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.11286	$10.98780	0
01/01/2010 to 12/31/2010	$10.98780	$12.02578	0
01/01/2011 to 12/31/2011	$12.02578	$13.70693	0
01/01/2012 to 12/31/2012	$13.70693	$14.26024	0
01/01/2013 to 12/31/2013	$14.26024	$13.33784	0
01/01/2014 to 12/31/2014	$13.33784	$13.66734	0
01/01/2015 to 12/31/2015	$13.66734	$13.57611	0
01/01/2016 to 12/31/2016	$13.57611	$13.53613	0
01/01/2017 to 12/31/2017	$13.53613	$13.40522	0
01/01/2018 to 12/31/2018	$13.40522	$13.24779	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99905	$8.79604	0
01/01/2010 to 12/31/2010	$8.79604	$9.66876	1,486
01/01/2011 to 12/31/2011	$9.66876	$11.27734	0
01/01/2012 to 12/31/2012	$11.27734	$11.78346	0
01/01/2013 to 12/31/2013	$11.78346	$10.82629	0
01/01/2014 to 12/31/2014	$10.82629	$11.29551	0
01/01/2015 to 12/31/2015	$11.29551	$11.27065	0
01/01/2016 to 12/31/2016	$11.27065	$11.29383	0
01/01/2017 to 12/31/2017	$11.29383	$11.19829	0
01/01/2018 to 12/31/2018	$11.19829	$11.03709	0

A 37

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99810	$11.01729	6,259
01/01/2011 to 12/31/2011	$11.01729	$13.02623	23,762
01/01/2012 to 12/31/2012	$13.02623	$13.67162	11,015
01/01/2013 to 12/31/2013	$13.67162	$12.49582	229
01/01/2014 to 12/31/2014	$12.49582	$13.22419	198
01/01/2015 to 12/31/2015	$13.22419	$13.22852	227
01/01/2016 to 12/31/2016	$13.22852	$13.26576	218
01/01/2017 to 12/31/2017	$13.26576	$13.24420	230
01/01/2018 to 12/31/2018	$13.24420	$13.02403	228
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99857	$12.03025	34,654
01/01/2012 to 12/31/2012	$12.03025	$12.51433	33,539
01/01/2013 to 12/31/2013	$12.51433	$11.10044	0
01/01/2014 to 12/31/2014	$11.10044	$12.04074	0
01/01/2015 to 12/31/2015	$12.04074	$12.08175	0
01/01/2016 to 12/31/2016	$12.08175	$12.09126	0
01/01/2017 to 12/31/2017	$12.09126	$12.07022	0
01/01/2018 to 12/31/2018	$12.07022	$11.84404	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99810	$10.40740	3,259
01/01/2013 to 12/31/2013	$10.40740	$9.18516	43,943
01/01/2014 to 12/31/2014	$9.18516	$10.16623	18,561
01/01/2015 to 12/31/2015	$10.16623	$10.26182	0
01/01/2016 to 12/31/2016	$10.26182	$10.27831	0
01/01/2017 to 12/31/2017	$10.27831	$10.27325	0
01/01/2018 to 12/31/2018	$10.27325	$10.06888	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99905	$8.75667	59,163
01/01/2014 to 12/31/2014	$8.75667	$9.86176	23,209
01/01/2015 to 12/31/2015	$9.86176	$9.96747	0
01/01/2016 to 12/31/2016	$9.96747	$9.98311	0
01/01/2017 to 12/31/2017	$9.98311	$9.97694	0
01/01/2018 to 12/31/2018	$9.97694	$9.74124	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99905	$11.31222	20,784
01/01/2015 to 12/31/2015	$11.31222	$11.33979	45,001
01/01/2016 to 12/31/2016	$11.33979	$11.42066	0
01/01/2017 to 12/31/2017	$11.42066	$11.43018	0
01/01/2018 to 12/31/2018	$11.43018	$11.15003	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99905	$9.94591	38,866
01/01/2016 to 12/31/2016	$9.94591	$9.97813	42,756
01/01/2017 to 12/31/2017	$9.97813	$10.04433	31,950
01/01/2018 to 12/31/2018	$10.04433	$9.76798	39,523
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99810	$9.88741	65,714
01/01/2017 to 12/31/2017	$9.88741	$9.97864	10,961
01/01/2018 to 12/31/2018	$9.97864	$9.68275	11,035
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99810	$10.04467	0
01/01/2018 to 12/31/2018	$10.04467	$9.66820	3,469
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99810	$9.66979	0

A 38

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.30917	$9.00313	451,541
01/01/2010 to 12/31/2010	$9.00313	$10.03170	499,833
01/01/2011 to 12/31/2011	$10.03170	$9.62010	399,272
01/01/2012 to 12/31/2012	$9.62010	$10.75186	412,909
01/01/2013 to 12/31/2013	$10.75186	$12.96360	408,166
01/01/2014 to 12/31/2014	$12.96360	$13.63181	400,277
01/01/2015 to 12/31/2015	$13.63181	$13.46876	357,907
01/01/2016 to 12/31/2016	$13.46876	$14.14249	299,170
01/01/2017 to 12/31/2017	$14.14249	$16.38656	275,108
01/01/2018 to 12/31/2018	$16.38656	$15.10184	234,780
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99857	$11.65594	0
01/01/2014 to 12/31/2014	$11.65594	$13.01454	451
01/01/2015 to 12/31/2015	$13.01454	$12.33375	278
01/01/2016 to 12/31/2016	$12.33375	$13.92760	410
01/01/2017 to 12/31/2017	$13.92760	$16.20788	383
01/01/2018 to 12/31/2018	$16.20788	$15.16855	236
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.08313	$7.88735	165
01/01/2010 to 12/31/2010	$7.88735	$9.97588	278
01/01/2011 to 12/31/2011	$9.97588	$10.45070	470
01/01/2012 to 12/31/2012	$10.45070	$11.84713	1,972
01/01/2013 to 12/31/2013	$11.84713	$12.00823	2,024
01/01/2014 to 12/31/2014	$12.00823	$15.45011	1,836
01/01/2015 to 12/31/2015	$15.45011	$15.91989	2,747
01/01/2016 to 12/31/2016	$15.91989	$16.40008	2,635
01/01/2017 to 12/31/2017	$16.40008	$17.12535	2,255
01/01/2018 to 12/31/2018	$17.12535	$16.02897	1,965
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.22737	$8.79712	241,871
01/01/2010 to 12/31/2010	$8.79712	$9.88773	247,345
01/01/2011 to 12/31/2011	$9.88773	$9.57167	219,031
01/01/2012 to 12/31/2012	$9.57167	$10.40722	208,997
01/01/2013 to 12/31/2013	$10.40722	$11.73797	191,915
01/01/2014 to 12/31/2014	$11.73797	$11.89971	177,210
01/01/2015 to 12/31/2015	$11.89971	$11.81091	163,750
01/01/2016 to 12/31/2016	$11.81091	$12.10197	157,454
01/01/2017 to 12/31/2017	$12.10197	$13.85359	148,135
01/01/2018 to 12/31/2018	$13.85359	$12.55958	134,097
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.11150	$8.11460	0
01/01/2010 to 12/31/2010	$8.11460	$9.58600	0
01/01/2011 to 12/31/2011	$9.58600	$8.94656	0
01/01/2012 to 12/31/2012	$8.94656	$11.14928	0
01/01/2013 to 12/31/2013	$11.14928	$11.43388	0
01/01/2014 to 12/31/2014	$11.43388	$12.80175	0
01/01/2015 to 12/31/2015	$12.80175	$12.57027	0
01/01/2016 to 12/31/2016	$12.57027	$12.46508	0
01/01/2017 to 12/31/2017	$12.46508	$13.58499	0
01/01/2018 to 12/31/2018	$13.58499	$12.72136	0

A 39

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.64269	$7.78118	12,477
01/01/2010 to 12/31/2010	$7.78118	$8.63286	12,151
01/01/2011 to 12/31/2011	$8.63286	$8.01634	6,868
01/01/2012 to 12/31/2012	$8.01634	$9.42776	6,281
01/01/2013 to 12/31/2013	$9.42776	$12.37349	21,286
01/01/2014 to 12/31/2014	$12.37349	$13.75771	22,412
01/01/2015 to 12/31/2015	$13.75771	$12.89618	22,889
01/01/2016 to 12/31/2016	$12.89618	$14.13769	21,802
01/01/2017 to 12/31/2017	$14.13769	$15.24939	21,877
01/01/2018 to 12/31/2018	$15.24939	$13.70785	20,802
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73180	$10.39351	4,065
01/01/2010 to 12/31/2010	$10.39351	$12.24001	4,433
01/01/2011 to 12/31/2011	$12.24001	$11.67165	3,430
01/01/2012 to 12/31/2012	$11.67165	$13.72046	5,798
01/01/2013 to 12/31/2013	$13.72046	$17.82536	5,597
01/01/2014 to 12/31/2014	$17.82536	$19.53827	7,338
01/01/2015 to 12/31/2015	$19.53827	$18.11048	9,245
01/01/2016 to 12/31/2016	$18.11048	$18.09234	8,939
01/01/2017 to 12/31/2017	$18.09234	$22.59920	8,527
01/01/2018 to 12/31/2018	$22.59920	$21.24248	8,222
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.61215	$9.23061	100,308
01/01/2010 to 12/31/2010	$9.23061	$10.12402	106,820
01/01/2011 to 12/31/2011	$10.12402	$9.89972	99,903
01/01/2012 to 12/31/2012	$9.89972	$10.71473	107,626
01/01/2013 to 12/31/2013	$10.71473	$11.56473	108,322
01/01/2014 to 12/31/2014	$11.56473	$11.82516	107,579
01/01/2015 to 12/31/2015	$11.82516	$11.51605	100,645
01/01/2016 to 12/31/2016	$11.51605	$11.91324	94,936
01/01/2017 to 12/31/2017	$11.91324	$13.14709	70,810
01/01/2018 to 12/31/2018	$13.14709	$12.00784	51,266
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.63699	$9.52067	1,582
01/01/2010 to 12/31/2010	$9.52067	$11.86158	2,472
01/01/2011 to 12/31/2011	$11.86158	$11.80975	2,405
01/01/2012 to 12/31/2012	$11.80975	$13.42742	4,771
01/01/2013 to 12/31/2013	$13.42742	$18.31854	4,532
01/01/2014 to 12/31/2014	$18.31854	$19.29943	6,520
01/01/2015 to 12/31/2015	$19.29943	$17.92539	6,985
01/01/2016 to 12/31/2016	$17.92539	$21.90098	5,708
01/01/2017 to 12/31/2017	$21.90098	$24.14873	6,177
01/01/2018 to 12/31/2018	$24.14873	$20.39337	5,263
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.59840	$10.44180	23,672
01/01/2010 to 12/31/2010	$10.44180	$10.26477	24,268
01/01/2011 to 12/31/2011	$10.26477	$10.09057	27,101
01/01/2012 to 12/31/2012	$10.09057	$9.91778	25,244
01/01/2013 to 12/31/2013	$9.91778	$9.74711	32,696
01/01/2014 to 12/31/2014	$9.74711	$9.57930	30,007
01/01/2015 to 12/31/2015	$9.57930	$9.41473	20,707
01/01/2016 to 12/31/2016	$9.41473	$9.25340	18,963
01/01/2017 to 12/31/2017	$9.25340	$9.12558	16,961
01/01/2018 to 12/31/2018	$9.12558	$9.08439	6,330

A 40

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.78400	$10.37011	7,853
01/01/2010 to 12/31/2010	$10.37011	$11.56763	6,755
01/01/2011 to 12/31/2011	$11.56763	$11.72970	5,559
01/01/2012 to 12/31/2012	$11.72970	$13.12705	5,498
01/01/2013 to 12/31/2013	$13.12705	$13.82773	5,372
01/01/2014 to 12/31/2014	$13.82773	$13.93758	5,179
01/01/2015 to 12/31/2015	$13.93758	$13.20972	2,853
01/01/2016 to 12/31/2016	$13.20972	$14.98190	2,610
01/01/2017 to 12/31/2017	$14.98190	$15.82500	2,737
01/01/2018 to 12/31/2018	$15.82500	$15.24253	2,451
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.03521	$7.08407	4,584
01/01/2010 to 12/31/2010	$7.08407	$7.87845	4,425
01/01/2011 to 12/31/2011	$7.87845	$7.41911	0
01/01/2012 to 12/31/2012	$7.41911	$8.52255	0
01/01/2013 to 12/31/2013	$8.52255	$11.71491	899
01/01/2014 to 12/31/2014	$11.71491	$13.09615	1,121
01/01/2015 to 12/31/2015	$13.09615	$11.86233	0
01/01/2016 to 12/31/2016	$11.86233	$13.97729	0
01/01/2017 to 12/31/2017	$13.97729	$16.37414	0
01/01/2018 to 12/31/2018	$16.37414	$13.81364	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.06655	$8.06631	926
01/01/2010 to 12/31/2010	$8.06631	$9.07693	924
01/01/2011 to 12/31/2011	$9.07693	$7.76802	923
01/01/2012 to 12/31/2012	$7.76802	$9.18910	1,551
01/01/2013 to 12/31/2013	$9.18910	$10.75208	5,965
01/01/2014 to 12/31/2014	$10.75208	$9.98329	6,634
01/01/2015 to 12/31/2015	$9.98329	$10.12041	5,005
01/01/2016 to 12/31/2016	$10.12041	$9.57095	5,055
01/01/2017 to 12/31/2017	$9.57095	$12.73918	4,198
01/01/2018 to 12/31/2018	$12.73918	$10.84999	4,276
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.92187	$8.87760	525
01/01/2010 to 12/31/2010	$8.87760	$9.69193	170
01/01/2011 to 12/31/2011	$9.69193	$8.33006	169
01/01/2012 to 12/31/2012	$8.33006	$9.55185	176
01/01/2013 to 12/31/2013	$9.55185	$11.21503	103
01/01/2014 to 12/31/2014	$11.21503	$10.28322	114
01/01/2015 to 12/31/2015	$10.28322	$10.18895	112
01/01/2016 to 12/31/2016	$10.18895	$10.07217	117
01/01/2017 to 12/31/2017	$10.07217	$12.15776	105
01/01/2018 to 12/31/2018	$12.15776	$10.01960	5,487
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.72532	$11.73237	118,263
01/01/2010 to 12/31/2010	$11.73237	$12.77720	87,294
01/01/2011 to 12/31/2011	$12.77720	$14.12060	371,651
01/01/2012 to 12/31/2012	$14.12060	$15.18209	158,120
01/01/2013 to 12/31/2013	$15.18209	$14.44607	38,786
01/01/2014 to 12/31/2014	$14.44607	$15.15307	45,461
01/01/2015 to 12/31/2015	$15.15307	$15.06717	98,103
01/01/2016 to 12/31/2016	$15.06717	$15.43117	111,600
01/01/2017 to 12/31/2017	$15.43117	$15.82049	74,441
01/01/2018 to 12/31/2018	$15.82049	$15.50546	230,963

A 41

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.13625	$8.88380	3,054
01/01/2010 to 12/31/2010	$8.88380	$9.93736	3,349
01/01/2011 to 12/31/2011	$9.93736	$9.71107	2,618
01/01/2012 to 12/31/2012	$9.71107	$10.84004	14,105
01/01/2013 to 12/31/2013	$10.84004	$12.38828	19,651
01/01/2014 to 12/31/2014	$12.38828	$12.95014	5,933
01/01/2015 to 12/31/2015	$12.95014	$12.59413	6,917
01/01/2016 to 12/31/2016	$12.59413	$13.02377	5,325
01/01/2017 to 12/31/2017	$13.02377	$14.97074	4,000
01/01/2018 to 12/31/2018	$14.97074	$13.62729	3,966
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.55421	$8.75281	12,553
01/01/2010 to 12/31/2010	$8.75281	$9.21909	8,811
01/01/2011 to 12/31/2011	$9.21909	$8.23160	6,958
01/01/2012 to 12/31/2012	$8.23160	$9.86225	8,978
01/01/2013 to 12/31/2013	$9.86225	$11.18153	9,177
01/01/2014 to 12/31/2014	$11.18153	$10.28971	8,234
01/01/2015 to 12/31/2015	$10.28971	$9.83010	8,066
01/01/2016 to 12/31/2016	$9.83010	$9.84804	6,526
01/01/2017 to 12/31/2017	$9.84804	$12.54724	8,224
01/01/2018 to 12/31/2018	$12.54724	$10.17633	12,807
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.54506	$10.24727	340,120
01/01/2010 to 12/31/2010	$10.24727	$10.80817	395,985
01/01/2011 to 12/31/2011	$10.80817	$10.64726	356,253
01/01/2012 to 12/31/2012	$10.64726	$11.58557	399,903
01/01/2013 to 12/31/2013	$11.58557	$12.64248	355,177
01/01/2014 to 12/31/2014	$12.64248	$13.10208	345,687
01/01/2015 to 12/31/2015	$13.10208	$12.85331	329,147
01/01/2016 to 12/31/2016	$12.85331	$13.11758	321,729
01/01/2017 to 12/31/2017	$13.11758	$14.45792	117,457
01/01/2018 to 12/31/2018	$14.45792	$13.47959	96,357
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08396	$10.28967	0
01/01/2010 to 12/31/2010	$10.28967	$11.25705	0
01/01/2011 to 12/31/2011	$11.25705	$11.13692	0
01/01/2012 to 12/31/2012	$11.13692	$12.60745	0
01/01/2013 to 12/31/2013	$12.60745	$16.91249	0
01/01/2014 to 12/31/2014	$16.91249	$18.20134	0
01/01/2015 to 12/31/2015	$18.20134	$19.79057	77
01/01/2016 to 12/31/2016	$19.79057	$19.16604	0
01/01/2017 to 12/31/2017	$19.16604	$25.58658	705
01/01/2018 to 12/31/2018	$25.58658	$24.73901	509
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.38917	$8.14798	5,625
01/01/2010 to 12/31/2010	$8.14798	$9.58964	5,074
01/01/2011 to 12/31/2011	$9.58964	$9.33879	4,654
01/01/2012 to 12/31/2012	$9.33879	$10.30371	5,667
01/01/2013 to 12/31/2013	$10.30371	$13.83409	3,842
01/01/2014 to 12/31/2014	$13.83409	$15.03587	10,381
01/01/2015 to 12/31/2015	$15.03587	$16.26566	13,198
01/01/2016 to 12/31/2016	$16.26566	$16.87788	12,687
01/01/2017 to 12/31/2017	$16.87788	$22.06074	13,169
01/01/2018 to 12/31/2018	$22.06074	$21.09654	12,132

A 42

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.74226	$10.00657	1,464
01/01/2010 to 12/31/2010	$10.00657	$11.01926	2,575
01/01/2011 to 12/31/2011	$11.01926	$10.49074	1,566
01/01/2012 to 12/31/2012	$10.49074	$12.68948	2,928
01/01/2013 to 12/31/2013	$12.68948	$15.91756	6,288
01/01/2014 to 12/31/2014	$15.91756	$16.21177	6,694
01/01/2015 to 12/31/2015	$16.21177	$15.69952	6,577
01/01/2016 to 12/31/2016	$15.69952	$16.52739	6,188
01/01/2017 to 12/31/2017	$16.52739	$20.11644	5,588
01/01/2018 to 12/31/2018	$20.11644	$17.88006	8,575
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.35047	$8.97986	3,172
01/01/2010 to 12/31/2010	$8.97986	$9.95374	5,925
01/01/2011 to 12/31/2011	$9.95374	$9.72471	4,461
01/01/2012 to 12/31/2012	$9.72471	$11.19006	5,736
01/01/2013 to 12/31/2013	$11.19006	$15.03451	7,368
01/01/2014 to 12/31/2014	$15.03451	$16.06290	6,558
01/01/2015 to 12/31/2015	$16.06290	$16.92789	4,385
01/01/2016 to 12/31/2016	$16.92789	$16.95539	3,967
01/01/2017 to 12/31/2017	$16.95539	$21.78192	3,444
01/01/2018 to 12/31/2018	$21.78192	$21.86545	4,440
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99858	$10.19406	0
01/01/2013 to 12/31/2013	$10.19406	$13.47564	0
01/01/2014 to 12/31/2014	$13.47564	$14.59708	0
01/01/2015 to 12/31/2015	$14.59708	$14.24224	2,243
01/01/2016 to 12/31/2016	$14.24224	$15.87985	1,267
01/01/2017 to 12/31/2017	$15.87985	$18.31372	3,401
01/01/2018 to 12/31/2018	$18.31372	$16.17036	6,451
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.84357	$8.07728	5,882
01/01/2010 to 12/31/2010	$8.07728	$9.79886	5,031
01/01/2011 to 12/31/2011	$9.79886	$9.39128	3,529
01/01/2012 to 12/31/2012	$9.39128	$10.81040	5,606
01/01/2013 to 12/31/2013	$10.81040	$15.08767	8,181
01/01/2014 to 12/31/2014	$15.08767	$16.94131	7,634
01/01/2015 to 12/31/2015	$16.94131	$15.71136	10,095
01/01/2016 to 12/31/2016	$15.71136	$18.25670	10,679
01/01/2017 to 12/31/2017	$18.25670	$20.41774	9,685
01/01/2018 to 12/31/2018	$20.41774	$16.76528	10,925
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99858	$10.31874	8,557
01/01/2013 to 12/31/2013	$10.31874	$12.05951	7,947
01/01/2014 to 12/31/2014	$12.05951	$12.46114	7,536
01/01/2015 to 12/31/2015	$12.46114	$12.09476	5,169
01/01/2016 to 12/31/2016	$12.09476	$12.40090	4,850
01/01/2017 to 12/31/2017	$12.40090	$14.19830	3,335
01/01/2018 to 12/31/2018	$14.19830	$12.79819	4,944

A 43

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.57216	$9.11891	5,826
01/01/2010 to 12/31/2010	$9.11891	$10.95795	8,612
01/01/2011 to 12/31/2011	$10.95795	$8.58654	7,077
01/01/2012 to 12/31/2012	$8.58654	$9.95162	10,682
01/01/2013 to 12/31/2013	$9.95162	$9.80229	12,255
01/01/2014 to 12/31/2014	$9.80229	$9.18246	11,656
01/01/2015 to 12/31/2015	$9.18246	$7.51497	8,820
01/01/2016 to 12/31/2016	$7.51497	$8.29895	6,077
01/01/2017 to 12/31/2017	$8.29895	$10.30803	5,960
01/01/2018 to 12/31/2018	$10.30803	$8.70687	9,002
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.80243	$10.38444	312,015
01/01/2010 to 12/31/2010	$10.38444	$11.28481	302,437
01/01/2011 to 12/31/2011	$11.28481	$11.20146	269,971
01/01/2012 to 12/31/2012	$11.20146	$12.15069	310,299
01/01/2013 to 12/31/2013	$12.15069	$13.04183	302,498
01/01/2014 to 12/31/2014	$13.04183	$13.55778	212,876
01/01/2015 to 12/31/2015	$13.55778	$13.34368	171,452
01/01/2016 to 12/31/2016	$13.34368	$13.83928	163,745
01/01/2017 to 12/31/2017	$13.83928	$14.97981	155,509
01/01/2018 to 12/31/2018	$14.97981	$14.30276	136,281
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01849	$10.06939	0
01/01/2012 to 12/31/2012	$10.06939	$10.59962	0
01/01/2013 to 12/31/2013	$10.59962	$10.17640	0
01/01/2014 to 12/31/2014	$10.17640	$10.60757	0
01/01/2015 to 12/31/2015	$10.60757	$10.39714	0
01/01/2016 to 12/31/2016	$10.39714	$10.64882	3,840
01/01/2017 to 12/31/2017	$10.64882	$11.05970	0
01/01/2018 to 12/31/2018	$11.05970	$10.78012	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.57207	$8.13678	256,354
01/01/2010 to 12/31/2010	$8.13678	$9.51787	292,307
01/01/2011 to 12/31/2011	$9.51787	$8.77313	236,537
01/01/2012 to 12/31/2012	$8.77313	$9.73603	256,448
01/01/2013 to 12/31/2013	$9.73603	$11.19768	265,513
01/01/2014 to 12/31/2014	$11.19768	$12.01729	255,450
01/01/2015 to 12/31/2015	$12.01729	$11.73825	348,026
01/01/2016 to 12/31/2016	$11.73825	$12.70141	326,399
01/01/2017 to 12/31/2017	$12.70141	$14.49297	319,224
01/01/2018 to 12/31/2018	$14.49297	$13.16052	260,381
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99857	$11.67121	0
01/01/2014 to 12/31/2014	$11.67121	$13.21876	0
01/01/2015 to 12/31/2015	$13.21876	$13.19191	0
01/01/2016 to 12/31/2016	$13.19191	$14.37307	0
01/01/2017 to 12/31/2017	$14.37307	$17.15122	0
01/01/2018 to 12/31/2018	$17.15122	$15.64922	3,328

A 44

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.48081	$7.75928	1,147
01/01/2010 to 12/31/2010	$7.75928	$8.77355	1,278
01/01/2011 to 12/31/2011	$8.77355	$8.92102	787
01/01/2012 to 12/31/2012	$8.92102	$10.41605	2,044
01/01/2013 to 12/31/2013	$10.41605	$13.55651	5,189
01/01/2014 to 12/31/2014	$13.55651	$15.61679	4,974
01/01/2015 to 12/31/2015	$15.61679	$15.82080	7,706
01/01/2016 to 12/31/2016	$15.82080	$17.85767	6,189
01/01/2017 to 12/31/2017	$17.85767	$21.45662	5,844
01/01/2018 to 12/31/2018	$21.45662	$19.35305	5,548
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99857	$8.89568	0
01/01/2012 to 12/31/2012	$8.89568	$9.89278	0
01/01/2013 to 12/31/2013	$9.89278	$11.90029	0
01/01/2014 to 12/31/2014	$11.90029	$12.45586	0
01/01/2015 to 12/31/2015	$12.45586	$12.26001	0
01/01/2016 to 12/31/2016	$12.26001	$12.81147	0
01/01/2017 to 12/31/2017	$12.81147	$14.88217	0
01/01/2018 to 12/31/2018	$14.88217	$13.67013	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.34315	$8.90471	48,728
01/01/2010 to 12/31/2010	$8.90471	$9.79462	48,886
01/01/2011 to 12/31/2011	$9.79462	$9.45152	42,529
01/01/2012 to 12/31/2012	$9.45152	$10.24388	19,962
01/01/2013 to 12/31/2013	$10.24388	$11.32005	17,848
01/01/2014 to 12/31/2014	$11.32005	$11.69718	19,342
01/01/2015 to 12/31/2015	$11.69718	$11.47690	19,690
01/01/2016 to 12/31/2016	$11.47690	$11.82304	14,593
01/01/2017 to 12/31/2017	$11.82304	$13.50637	11,211
01/01/2018 to 12/31/2018	$13.50637	$12.22385	7,929
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$5.97180	$7.78612	832
01/01/2010 to 12/31/2010	$7.78612	$10.14271	360
01/01/2011 to 12/31/2011	$10.14271	$8.66144	1,496
01/01/2012 to 12/31/2012	$8.66144	$10.22095	3,729
01/01/2013 to 12/31/2013	$10.22095	$14.14486	3,384
01/01/2014 to 12/31/2014	$14.14486	$14.58836	3,543
01/01/2015 to 12/31/2015	$14.58836	$14.52882	2,628
01/01/2016 to 12/31/2016	$14.52882	$15.37883	2,627
01/01/2017 to 12/31/2017	$15.37883	$19.30039	2,215
01/01/2018 to 12/31/2018	$19.30039	$16.90985	2,058
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.66531	$8.77180	100
01/01/2010 to 12/31/2010	$8.77180	$11.76047	80
01/01/2011 to 12/31/2011	$11.76047	$11.44523	256
01/01/2012 to 12/31/2012	$11.44523	$12.61772	1,289
01/01/2013 to 12/31/2013	$12.61772	$16.76255	1,051
01/01/2014 to 12/31/2014	$16.76255	$17.10340	1,600
01/01/2015 to 12/31/2015	$17.10340	$16.94132	1,953
01/01/2016 to 12/31/2016	$16.94132	$18.66136	1,206
01/01/2017 to 12/31/2017	$18.66136	$22.72769	877
01/01/2018 to 12/31/2018	$22.72769	$20.45755	2,305

A 45

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.70059	$8.36348	3,405
01/01/2010 to 12/31/2010	$8.36348	$10.35634	1,232
01/01/2011 to 12/31/2011	$10.35634	$9.57011	1,072
01/01/2012 to 12/31/2012	$9.57011	$11.11346	2,176
01/01/2013 to 12/31/2013	$11.11346	$15.00753	1,836
01/01/2014 to 12/31/2014	$15.00753	$15.52649	2,089
01/01/2015 to 12/31/2015	$15.52649	$14.60174	1,474
01/01/2016 to 12/31/2016	$14.60174	$18.54211	1,185
01/01/2017 to 12/31/2017	$18.54211	$19.56296	1,072
01/01/2018 to 12/31/2018	$19.56296	$15.94190	3,053
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.07989	$9.85774	381,971
01/01/2010 to 12/31/2010	$9.85774	$10.80580	453,599
01/01/2011 to 12/31/2011	$10.80580	$10.83087	454,470
01/01/2012 to 12/31/2012	$10.83087	$12.08098	475,737
01/01/2013 to 12/31/2013	$12.08098	$13.87192	473,678
01/01/2014 to 12/31/2014	$13.87192	$14.43485	323,407
01/01/2015 to 12/31/2015	$14.43485	$14.19252	271,682
01/01/2016 to 12/31/2016	$14.19252	$15.00123	254,784
01/01/2017 to 12/31/2017	$15.00123	$17.01553	244,948
01/01/2018 to 12/31/2018	$17.01553	$15.83060	222,702
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.49978	$9.79749	2,681
01/01/2010 to 12/31/2010	$9.79749	$11.15143	2,027
01/01/2011 to 12/31/2011	$11.15143	$10.77407	2,506
01/01/2012 to 12/31/2012	$10.77407	$12.45032	2,870
01/01/2013 to 12/31/2013	$12.45032	$17.62352	3,271
01/01/2014 to 12/31/2014	$17.62352	$18.76579	5,759
01/01/2015 to 12/31/2015	$18.76579	$20.21049	8,543
01/01/2016 to 12/31/2016	$20.21049	$20.39960	8,629
01/01/2017 to 12/31/2017	$20.39960	$27.64567	6,918
01/01/2018 to 12/31/2018	$27.64567	$28.21805	6,559
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74756	$7.84238	1,223
01/01/2010 to 12/31/2010	$7.84238	$8.66644	330
01/01/2011 to 12/31/2011	$8.66644	$8.47561	539
01/01/2012 to 12/31/2012	$8.47561	$9.44585	2,305
01/01/2013 to 12/31/2013	$9.44585	$12.49812	970
01/01/2014 to 12/31/2014	$12.49812	$12.47455	532
01/01/2015 to 12/31/2015	$12.47455	$11.51662	543
01/01/2016 to 12/31/2016	$11.51662	$12.01259	538
01/01/2017 to 12/31/2017	$12.01259	$13.76081	522
01/01/2018 to 12/31/2018	$13.76081	$12.20965	498
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.66754	$9.78660	6,126
01/01/2010 to 12/31/2010	$9.78660	$11.58555	6,341
01/01/2011 to 12/31/2011	$11.58555	$9.68778	5,820
01/01/2012 to 12/31/2012	$9.68778	$9.86519	6,642
01/01/2013 to 12/31/2013	$9.86519	$11.18669	4,507
01/01/2014 to 12/31/2014	$11.18669	$10.07509	4,750
01/01/2015 to 12/31/2015	$10.07509	$7.99533	5,916
01/01/2016 to 12/31/2016	$7.99533	$9.79237	5,223
01/01/2017 to 12/31/2017	$9.79237	$10.61628	5,239
01/01/2018 to 12/31/2018	$10.61628	$8.69517	5,015

A 46

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.63511	$11.71854	755
01/01/2010 to 12/31/2010	$11.71854	$12.17856	1,010
01/01/2011 to 12/31/2011	$12.17856	$12.46302	1,898
01/01/2012 to 12/31/2012	$12.46302	$12.88847	1,850
01/01/2013 to 12/31/2013	$12.88847	$12.19127	42
01/01/2014 to 12/31/2014	$12.19127	$12.04827	0
01/01/2015 to 12/31/2015	$12.04827	$11.29433	4,982
01/01/2016 to 12/31/2016	$11.29433	$11.58421	4,045
01/01/2017 to 12/31/2017	$11.58421	$11.61784	4,357
01/01/2018 to 12/31/2018	$11.61784	$11.64521	4,187
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.38584	$8.71638	415
01/01/2010 to 12/31/2010	$8.71638	$10.58897	0
01/01/2011 to 12/31/2011	$10.58897	$10.04800	203
01/01/2012 to 12/31/2012	$10.04800	$11.69310	1,788
01/01/2013 to 12/31/2013	$11.69310	$15.21723	1,433
01/01/2014 to 12/31/2014	$15.21723	$17.19427	2,000
01/01/2015 to 12/31/2015	$17.19427	$15.78177	908
01/01/2016 to 12/31/2016	$15.78177	$17.68172	817
01/01/2017 to 12/31/2017	$17.68172	$20.59868	203
01/01/2018 to 12/31/2018	$20.59868	$16.89713	193
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.49753	$8.20138	22,545
01/01/2010 to 12/31/2010	$8.20138	$9.24013	22,005
01/01/2011 to 12/31/2011	$9.24013	$8.76758	31,225
01/01/2012 to 12/31/2012	$8.76758	$9.56505	29,836
01/01/2013 to 12/31/2013	$9.56505	$11.32796	28,116
01/01/2014 to 12/31/2014	$11.32796	$11.74589	22,277
01/01/2015 to 12/31/2015	$11.74589	$11.47075	21,228
01/01/2016 to 12/31/2016	$11.47075	$12.00946	19,639
01/01/2017 to 12/31/2017	$12.00946	$13.40788	17,400
01/01/2018 to 12/31/2018	$13.40788	$12.51758	14,425
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.29580	$10.19841	6,374
01/01/2010 to 12/31/2010	$10.19841	$10.80459	5,721
01/01/2011 to 12/31/2011	$10.80459	$11.25875	4,444
01/01/2012 to 12/31/2012	$11.25875	$11.93381	9,199
01/01/2013 to 12/31/2013	$11.93381	$11.55346	13,466
01/01/2014 to 12/31/2014	$11.55346	$12.17197	18,213
01/01/2015 to 12/31/2015	$12.17197	$12.11056	15,891
01/01/2016 to 12/31/2016	$12.11056	$12.51563	15,263
01/01/2017 to 12/31/2017	$12.51563	$13.07684	13,109
01/01/2018 to 12/31/2018	$13.07684	$12.55976	14,886
*Denotes the start date of these sub-accounts

A 47

PREMIER B SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.87551	$9.61124	459,255
01/01/2010 to 12/31/2010	$9.61124	$10.56057	547,140
01/01/2011 to 12/31/2011	$10.56057	$10.08836	450,724
01/01/2012 to 12/31/2012	$10.08836	$11.14410	513,039
01/01/2013 to 12/31/2013	$11.14410	$12.02719	499,169
01/01/2014 to 12/31/2014	$12.02719	$12.25357	474,577
01/01/2015 to 12/31/2015	$12.25357	$11.63795	350,400
01/01/2016 to 12/31/2016	$11.63795	$12.14510	298,297
01/01/2017 to 12/31/2017	$12.14510	$13.41929	304,053
01/01/2018 to 12/31/2018	$13.41929	$12.09634	197,066
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.87680	$9.75519	131,788
01/01/2010 to 12/31/2010	$9.75519	$10.88553	135,608
01/01/2011 to 12/31/2011	$10.88553	$10.69481	114,020
01/01/2012 to 12/31/2012	$10.69481	$11.92762	134,628
01/01/2013 to 12/31/2013	$11.92762	$13.64323	127,009
01/01/2014 to 12/31/2014	$13.64323	$14.20668	132,813
01/01/2015 to 12/31/2015	$14.20668	$14.05364	119,413
01/01/2016 to 12/31/2016	$14.05364	$14.77218	110,778
01/01/2017 to 12/31/2017	$14.77218	$16.95135	106,600
01/01/2018 to 12/31/2018	$16.95135	$15.65435	90,868
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.14626	$9.85682	514,826
01/01/2010 to 12/31/2010	$9.85682	$10.86424	623,828
01/01/2011 to 12/31/2011	$10.86424	$10.53238	513,328
01/01/2012 to 12/31/2012	$10.53238	$11.62514	568,077
01/01/2013 to 12/31/2013	$11.62514	$13.42168	444,967
01/01/2014 to 12/31/2014	$13.42168	$14.03040	455,228
01/01/2015 to 12/31/2015	$14.03040	$13.83427	415,432
01/01/2016 to 12/31/2016	$13.83427	$14.43195	315,707
01/01/2017 to 12/31/2017	$14.43195	$16.27468	332,558
01/01/2018 to 12/31/2018	$16.27468	$15.18157	233,751
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99793	$9.15301	0
01/01/2012 to 12/31/2012	$9.15301	$10.05053	0
01/01/2013 to 12/31/2013	$10.05053	$10.93367	0
01/01/2014 to 12/31/2014	$10.93367	$11.25504	4,310
01/01/2015 to 12/31/2015	$11.25504	$10.71373	4,362
01/01/2016 to 12/31/2016	$10.71373	$11.24629	4,366
01/01/2017 to 12/31/2017	$11.24629	$12.42906	4,410
01/01/2018 to 12/31/2018	$12.42906	$11.55230	4,425

A 48

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.63495	$11.50428	1,394
01/01/2010 to 12/31/2010	$11.50428	$11.72999	1,551
01/01/2011 to 12/31/2011	$11.72999	$11.77036	1,375
01/01/2012 to 12/31/2012	$11.77036	$12.09290	1,472
01/01/2013 to 12/31/2013	$12.09290	$11.60948	1,605
01/01/2014 to 12/31/2014	$11.60948	$11.38187	5,756
01/01/2015 to 12/31/2015	$11.38187	$11.22372	5,581
01/01/2016 to 12/31/2016	$11.22372	$11.19506	8,060
01/01/2017 to 12/31/2017	$11.19506	$11.17391	6,422
01/01/2018 to 12/31/2018	$11.17391	$11.04621	9,256
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.48811	$11.99359	123,840
01/01/2010 to 12/31/2010	$11.99359	$12.67844	157,774
01/01/2011 to 12/31/2011	$12.67844	$12.83777	136,313
01/01/2012 to 12/31/2012	$12.83777	$13.77245	134,484
01/01/2013 to 12/31/2013	$13.77245	$13.26724	148,327
01/01/2014 to 12/31/2014	$13.26724	$13.57074	136,201
01/01/2015 to 12/31/2015	$13.57074	$13.03698	104,671
01/01/2016 to 12/31/2016	$13.03698	$13.33538	94,765
01/01/2017 to 12/31/2017	$13.33538	$13.65822	118,280
01/01/2018 to 12/31/2018	$13.65822	$13.31366	76,597
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.02740	$11.08899	13,607
01/01/2010 to 12/31/2010	$11.08899	$12.09943	0
01/01/2011 to 12/31/2011	$12.09943	$13.48663	0
01/01/2012 to 12/31/2012	$13.48663	$13.99125	0
01/01/2013 to 12/31/2013	$13.99125	$13.29882	0
01/01/2014 to 12/31/2014	$13.29882	$13.39820	0
01/01/2015 to 12/31/2015	$13.39820	$13.25498	0
01/01/2016 to 12/31/2016	$13.25498	$13.21750	0
01/01/2017 to 12/31/2017	$13.21750	$13.06400	0
01/01/2018 to 12/31/2018	$13.06400	$12.91615	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.09626	$10.95660	9,277
01/01/2010 to 12/31/2010	$10.95660	$11.97397	2,796
01/01/2011 to 12/31/2011	$11.97397	$13.62798	0
01/01/2012 to 12/31/2012	$13.62798	$14.15708	0
01/01/2013 to 12/31/2013	$14.15708	$13.22184	0
01/01/2014 to 12/31/2014	$13.22184	$13.52858	0
01/01/2015 to 12/31/2015	$13.52858	$13.41847	0
01/01/2016 to 12/31/2016	$13.41847	$13.35923	0
01/01/2017 to 12/31/2017	$13.35923	$13.21026	0
01/01/2018 to 12/31/2018	$13.21026	$13.03612	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99897	$8.78306	0
01/01/2010 to 12/31/2010	$8.78306	$9.64023	124,160
01/01/2011 to 12/31/2011	$9.64023	$11.22759	31,645
01/01/2012 to 12/31/2012	$11.22759	$11.71417	0
01/01/2013 to 12/31/2013	$11.71417	$10.74672	0
01/01/2014 to 12/31/2014	$10.74672	$11.19591	0
01/01/2015 to 12/31/2015	$11.19591	$11.15485	13,174
01/01/2016 to 12/31/2016	$11.15485	$11.16138	13,638
01/01/2017 to 12/31/2017	$11.16138	$11.05074	11,650
01/01/2018 to 12/31/2018	$11.05074	$10.87515	15,991

A 49

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99794	$11.00110	119,889
01/01/2011 to 12/31/2011	$11.00110	$12.98795	42,207
01/01/2012 to 12/31/2012	$12.98795	$13.61130	17,563
01/01/2013 to 12/31/2013	$13.61130	$12.42241	0
01/01/2014 to 12/31/2014	$12.42241	$13.12714	0
01/01/2015 to 12/31/2015	$13.12714	$13.11205	0
01/01/2016 to 12/31/2016	$13.11205	$13.12974	0
01/01/2017 to 12/31/2017	$13.12974	$13.08914	0
01/01/2018 to 12/31/2018	$13.08914	$12.85232	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99845	$12.01256	129,732
01/01/2012 to 12/31/2012	$12.01256	$12.47759	78,339
01/01/2013 to 12/31/2013	$12.47759	$11.05160	0
01/01/2014 to 12/31/2014	$11.05160	$11.97007	0
01/01/2015 to 12/31/2015	$11.97007	$11.99313	0
01/01/2016 to 12/31/2016	$11.99313	$11.98501	0
01/01/2017 to 12/31/2017	$11.98501	$11.94661	0
01/01/2018 to 12/31/2018	$11.94661	$11.70535	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99794	$10.39215	121,338
01/01/2013 to 12/31/2013	$10.39215	$9.15827	164,475
01/01/2014 to 12/31/2014	$9.15827	$10.12164	38,753
01/01/2015 to 12/31/2015	$10.12164	$10.20188	0
01/01/2016 to 12/31/2016	$10.20188	$10.20324	0
01/01/2017 to 12/31/2017	$10.20324	$10.18326	0
01/01/2018 to 12/31/2018	$10.18326	$9.96599	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99897	$8.74369	275,406
01/01/2014 to 12/31/2014	$8.74369	$9.83272	169,571
01/01/2015 to 12/31/2015	$9.83272	$9.92342	26,580
01/01/2016 to 12/31/2016	$9.92342	$9.92442	18,632
01/01/2017 to 12/31/2017	$9.92442	$9.90371	12,942
01/01/2018 to 12/31/2018	$9.90371	$9.65558	12,936
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99897	$11.29546	53,392
01/01/2015 to 12/31/2015	$11.29546	$11.30633	187,600
01/01/2016 to 12/31/2016	$11.30633	$11.37029	0
01/01/2017 to 12/31/2017	$11.37029	$11.36299	0
01/01/2018 to 12/31/2018	$11.36299	$11.06799	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99897	$9.93127	79,694
01/01/2016 to 12/31/2016	$9.93127	$9.94890	125,781
01/01/2017 to 12/31/2017	$9.94890	$10.00015	82,763
01/01/2018 to 12/31/2018	$10.00015	$9.71067	97,019
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99794	$9.87288	243,324
01/01/2017 to 12/31/2017	$9.87288	$9.94940	167,764
01/01/2018 to 12/31/2018	$9.94940	$9.63994	185,234
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99794	$10.03006	0
01/01/2018 to 12/31/2018	$10.03006	$9.63958	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99794	$9.65559	0

A 50

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.67349	$9.43787	756,117
01/01/2010 to 12/31/2010	$9.43787	$10.50081	841,809
01/01/2011 to 12/31/2011	$10.50081	$10.05525	664,857
01/01/2012 to 12/31/2012	$10.05525	$11.22171	738,280
01/01/2013 to 12/31/2013	$11.22171	$13.51022	741,731
01/01/2014 to 12/31/2014	$13.51022	$14.18572	774,772
01/01/2015 to 12/31/2015	$14.18572	$13.99547	734,401
01/01/2016 to 12/31/2016	$13.99547	$14.67400	691,018
01/01/2017 to 12/31/2017	$14.67400	$16.97750	638,816
01/01/2018 to 12/31/2018	$16.97750	$15.62338	596,246
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99845	$11.64134	43,384
01/01/2014 to 12/31/2014	$11.64134	$12.97911	71,494
01/01/2015 to 12/31/2015	$12.97911	$12.28214	75,340
01/01/2016 to 12/31/2016	$12.28214	$13.84884	72,131
01/01/2017 to 12/31/2017	$13.84884	$16.09251	14,411
01/01/2018 to 12/31/2018	$16.09251	$15.03830	12,275
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$8.05893	$10.43374	769
01/01/2010 to 12/31/2010	$10.43374	$13.17714	4,215
01/01/2011 to 12/31/2011	$13.17714	$13.78398	2,362
01/01/2012 to 12/31/2012	$13.78398	$15.60270	2,957
01/01/2013 to 12/31/2013	$15.60270	$15.79154	4,165
01/01/2014 to 12/31/2014	$15.79154	$20.28799	4,072
01/01/2015 to 12/31/2015	$20.28799	$20.87413	3,667
01/01/2016 to 12/31/2016	$20.87413	$21.47226	5,827
01/01/2017 to 12/31/2017	$21.47226	$22.38901	3,246
01/01/2018 to 12/31/2018	$22.38901	$20.92457	1,771
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.23357	$8.79176	59,158
01/01/2010 to 12/31/2010	$8.79176	$9.86717	122,916
01/01/2011 to 12/31/2011	$9.86717	$9.53771	106,370
01/01/2012 to 12/31/2012	$9.53771	$10.35497	132,161
01/01/2013 to 12/31/2013	$10.35497	$11.66190	128,615
01/01/2014 to 12/31/2014	$11.66190	$11.80502	108,153
01/01/2015 to 12/31/2015	$11.80502	$11.69967	77,641
01/01/2016 to 12/31/2016	$11.69967	$11.97033	65,713
01/01/2017 to 12/31/2017	$11.97033	$13.68273	72,691
01/01/2018 to 12/31/2018	$13.68273	$12.38625	48,891
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10747	$8.09735	5,233
01/01/2010 to 12/31/2010	$8.09735	$9.55158	6,010
01/01/2011 to 12/31/2011	$9.55158	$8.90131	4,981
01/01/2012 to 12/31/2012	$8.90131	$11.07650	5,740
01/01/2013 to 12/31/2013	$11.07650	$11.34251	6,964
01/01/2014 to 12/31/2014	$11.34251	$12.68089	6,603
01/01/2015 to 12/31/2015	$12.68089	$12.43322	6,334
01/01/2016 to 12/31/2016	$12.43322	$12.31114	6,419
01/01/2017 to 12/31/2017	$12.31114	$13.39748	6,323
01/01/2018 to 12/31/2018	$13.39748	$12.52708	5,407

A 51

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.08000	$8.28115	15,497
01/01/2010 to 12/31/2010	$8.28115	$9.17397	14,804
01/01/2011 to 12/31/2011	$9.17397	$8.50626	12,131
01/01/2012 to 12/31/2012	$8.50626	$9.98923	5,308
01/01/2013 to 12/31/2013	$9.98923	$13.09110	5,072
01/01/2014 to 12/31/2014	$13.09110	$14.53422	4,898
01/01/2015 to 12/31/2015	$14.53422	$13.60408	49,267
01/01/2016 to 12/31/2016	$13.60408	$14.89186	46,318
01/01/2017 to 12/31/2017	$14.89186	$16.03931	26,804
01/01/2018 to 12/31/2018	$16.03931	$14.39645	19,549
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.49295	$11.55150	21,686
01/01/2010 to 12/31/2010	$11.55150	$13.58365	27,187
01/01/2011 to 12/31/2011	$13.58365	$12.93390	14,769
01/01/2012 to 12/31/2012	$12.93390	$15.18202	17,529
01/01/2013 to 12/31/2013	$15.18202	$19.69518	20,385
01/01/2014 to 12/31/2014	$19.69518	$21.55589	20,032
01/01/2015 to 12/31/2015	$21.55589	$19.95117	22,013
01/01/2016 to 12/31/2016	$19.95117	$19.90208	23,424
01/01/2017 to 12/31/2017	$19.90208	$24.82335	20,305
01/01/2018 to 12/31/2018	$24.82335	$23.29855	18,490
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.60464	$9.20795	169,953
01/01/2010 to 12/31/2010	$9.20795	$10.08437	246,741
01/01/2011 to 12/31/2011	$10.08437	$9.84640	224,887
01/01/2012 to 12/31/2012	$9.84640	$10.64133	245,096
01/01/2013 to 12/31/2013	$10.64133	$11.46849	225,315
01/01/2014 to 12/31/2014	$11.46849	$11.70945	215,047
01/01/2015 to 12/31/2015	$11.70945	$11.38653	184,616
01/01/2016 to 12/31/2016	$11.38653	$11.76203	174,950
01/01/2017 to 12/31/2017	$11.76203	$12.96113	172,245
01/01/2018 to 12/31/2018	$12.96113	$11.82057	100,737
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.63187	$9.50032	20,133
01/01/2010 to 12/31/2010	$9.50032	$11.81873	26,327
01/01/2011 to 12/31/2011	$11.81873	$11.74963	16,354
01/01/2012 to 12/31/2012	$11.74963	$13.33932	19,728
01/01/2013 to 12/31/2013	$13.33932	$18.17136	20,367
01/01/2014 to 12/31/2014	$18.17136	$19.11607	20,149
01/01/2015 to 12/31/2015	$19.11607	$17.72888	19,520
01/01/2016 to 12/31/2016	$17.72888	$21.62906	16,712
01/01/2017 to 12/31/2017	$21.62906	$23.81391	21,667
01/01/2018 to 12/31/2018	$23.81391	$20.08078	12,763
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.55683	$10.38554	4,216
01/01/2010 to 12/31/2010	$10.38554	$10.19444	3,814
01/01/2011 to 12/31/2011	$10.19444	$10.00685	9,408
01/01/2012 to 12/31/2012	$10.00685	$9.82027	6,733
01/01/2013 to 12/31/2013	$9.82027	$9.63721	15,972
01/01/2014 to 12/31/2014	$9.63721	$9.45754	4,768
01/01/2015 to 12/31/2015	$9.45754	$9.28120	3,989
01/01/2016 to 12/31/2016	$9.28120	$9.10865	3,962
01/01/2017 to 12/31/2017	$9.10865	$8.96960	4,578
01/01/2018 to 12/31/2018	$8.96960	$8.91584	4,074

A 52

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.82946	$10.41539	8,617
01/01/2010 to 12/31/2010	$10.41539	$11.60106	8,821
01/01/2011 to 12/31/2011	$11.60106	$11.74628	7,557
01/01/2012 to 12/31/2012	$11.74628	$13.12633	6,923
01/01/2013 to 12/31/2013	$13.12633	$13.80651	6,643
01/01/2014 to 12/31/2014	$13.80651	$13.89564	6,203
01/01/2015 to 12/31/2015	$13.89564	$13.15056	2,958
01/01/2016 to 12/31/2016	$13.15056	$14.89286	2,382
01/01/2017 to 12/31/2017	$14.89286	$15.70790	2,435
01/01/2018 to 12/31/2018	$15.70790	$15.10730	1,168
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.69520	$7.84723	10,059
01/01/2010 to 12/31/2010	$7.84723	$8.71427	10,566
01/01/2011 to 12/31/2011	$8.71427	$8.19415	1,091
01/01/2012 to 12/31/2012	$8.19415	$9.39903	953
01/01/2013 to 12/31/2013	$9.39903	$12.90063	2,271
01/01/2014 to 12/31/2014	$12.90063	$14.40039	2,148
01/01/2015 to 12/31/2015	$14.40039	$13.02449	2,030
01/01/2016 to 12/31/2016	$13.02449	$15.32414	1,916
01/01/2017 to 12/31/2017	$15.32414	$17.92553	1,961
01/01/2018 to 12/31/2018	$17.92553	$15.10006	2,085
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.04263	$8.02258	11,074
01/01/2010 to 12/31/2010	$8.02258	$9.01442	17,704
01/01/2011 to 12/31/2011	$9.01442	$7.70310	13,585
01/01/2012 to 12/31/2012	$7.70310	$9.09880	14,349
01/01/2013 to 12/31/2013	$9.09880	$10.63067	15,992
01/01/2014 to 12/31/2014	$10.63067	$9.85596	17,403
01/01/2015 to 12/31/2015	$9.85596	$9.97669	15,726
01/01/2016 to 12/31/2016	$9.97669	$9.42122	14,839
01/01/2017 to 12/31/2017	$9.42122	$12.52154	13,703
01/01/2018 to 12/31/2018	$12.52154	$10.64881	11,202
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.89463	$8.82960	8,210
01/01/2010 to 12/31/2010	$8.82960	$9.62539	14,616
01/01/2011 to 12/31/2011	$9.62539	$8.26071	11,572
01/01/2012 to 12/31/2012	$8.26071	$9.45839	14,585
01/01/2013 to 12/31/2013	$9.45839	$11.08897	15,914
01/01/2014 to 12/31/2014	$11.08897	$10.15269	16,984
01/01/2015 to 12/31/2015	$10.15269	$10.04476	14,227
01/01/2016 to 12/31/2016	$10.04476	$9.91511	13,103
01/01/2017 to 12/31/2017	$9.91511	$11.95053	12,985
01/01/2018 to 12/31/2018	$11.95053	$9.83419	10,951
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.71068	$11.69915	0
01/01/2010 to 12/31/2010	$11.69915	$12.72222	0
01/01/2011 to 12/31/2011	$12.72222	$14.03915	734,889
01/01/2012 to 12/31/2012	$14.03915	$15.07214	258,045
01/01/2013 to 12/31/2013	$15.07214	$14.32043	52,353
01/01/2014 to 12/31/2014	$14.32043	$14.99915	50,748
01/01/2015 to 12/31/2015	$14.99915	$14.89212	245,388
01/01/2016 to 12/31/2016	$14.89212	$15.22952	282,827
01/01/2017 to 12/31/2017	$15.22952	$15.59076	124,588
01/01/2018 to 12/31/2018	$15.59076	$15.25764	568,698

A 53

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.12925	$8.86201	51,073
01/01/2010 to 12/31/2010	$8.86201	$9.89847	81,692
01/01/2011 to 12/31/2011	$9.89847	$9.65878	78,604
01/01/2012 to 12/31/2012	$9.65878	$10.76599	95,134
01/01/2013 to 12/31/2013	$10.76599	$12.28543	98,613
01/01/2014 to 12/31/2014	$12.28543	$12.82372	88,945
01/01/2015 to 12/31/2015	$12.82372	$12.45281	89,036
01/01/2016 to 12/31/2016	$12.45281	$12.85872	56,941
01/01/2017 to 12/31/2017	$12.85872	$14.75940	34,110
01/01/2018 to 12/31/2018	$14.75940	$13.41510	30,598
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.91534	$10.55484	27,364
01/01/2010 to 12/31/2010	$10.55484	$11.10084	29,556
01/01/2011 to 12/31/2011	$11.10084	$9.89724	16,203
01/01/2012 to 12/31/2012	$9.89724	$11.84030	8,507
01/01/2013 to 12/31/2013	$11.84030	$13.40435	8,589
01/01/2014 to 12/31/2014	$13.40435	$12.31706	27,297
01/01/2015 to 12/31/2015	$12.31706	$11.74957	30,849
01/01/2016 to 12/31/2016	$11.74957	$11.75379	30,481
01/01/2017 to 12/31/2017	$11.75379	$14.95336	15,959
01/01/2018 to 12/31/2018	$14.95336	$12.10962	13,068
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.35251	$11.19913	73,978
01/01/2010 to 12/31/2010	$11.19913	$11.79468	48,426
01/01/2011 to 12/31/2011	$11.79468	$11.60212	49,180
01/01/2012 to 12/31/2012	$11.60212	$12.60601	53,878
01/01/2013 to 12/31/2013	$12.60601	$13.73586	36,383
01/01/2014 to 12/31/2014	$13.73586	$14.21417	45,099
01/01/2015 to 12/31/2015	$14.21417	$13.92364	33,313
01/01/2016 to 12/31/2016	$13.92364	$14.18908	26,058
01/01/2017 to 12/31/2017	$14.18908	$15.61599	26,386
01/01/2018 to 12/31/2018	$15.61599	$14.53777	17,962
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08384	$10.28767	0
01/01/2010 to 12/31/2010	$10.28767	$11.23842	0
01/01/2011 to 12/31/2011	$11.23842	$11.10228	0
01/01/2012 to 12/31/2012	$11.10228	$12.54958	0
01/01/2013 to 12/31/2013	$12.54958	$16.81014	0
01/01/2014 to 12/31/2014	$16.81014	$18.06453	0
01/01/2015 to 12/31/2015	$18.06453	$19.61300	2,118
01/01/2016 to 12/31/2016	$19.61300	$18.96618	741
01/01/2017 to 12/31/2017	$18.96618	$25.28266	0
01/01/2018 to 12/31/2018	$25.28266	$24.40884	993
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.14281	$9.09565	38,033
01/01/2010 to 12/31/2010	$9.09565	$10.68915	44,092
01/01/2011 to 12/31/2011	$10.68915	$10.39424	22,878
01/01/2012 to 12/31/2012	$10.39424	$11.45130	22,256
01/01/2013 to 12/31/2013	$11.45130	$15.35214	21,596
01/01/2014 to 12/31/2014	$15.35214	$16.66134	39,466
01/01/2015 to 12/31/2015	$16.66134	$17.99738	32,787
01/01/2016 to 12/31/2016	$17.99738	$18.64743	29,755
01/01/2017 to 12/31/2017	$18.64743	$24.33805	34,720
01/01/2018 to 12/31/2018	$24.33805	$23.23975	26,928

A 54

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.87094	$11.44852	4,567
01/01/2010 to 12/31/2010	$11.44852	$12.58852	11,176
01/01/2011 to 12/31/2011	$12.58852	$11.96714	5,867
01/01/2012 to 12/31/2012	$11.96714	$14.45384	11,046
01/01/2013 to 12/31/2013	$14.45384	$18.10409	12,567
01/01/2014 to 12/31/2014	$18.10409	$18.41149	14,773
01/01/2015 to 12/31/2015	$18.41149	$17.80334	14,800
01/01/2016 to 12/31/2016	$17.80334	$18.71472	14,304
01/01/2017 to 12/31/2017	$18.71472	$22.74531	15,526
01/01/2018 to 12/31/2018	$22.74531	$20.18675	9,819
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.15973	$9.95377	7,371
01/01/2010 to 12/31/2010	$9.95377	$11.01704	7,855
01/01/2011 to 12/31/2011	$11.01704	$10.74757	6,683
01/01/2012 to 12/31/2012	$10.74757	$12.34872	1,327
01/01/2013 to 12/31/2013	$12.34872	$16.56683	1,193
01/01/2014 to 12/31/2014	$16.56683	$17.67384	1,088
01/01/2015 to 12/31/2015	$17.67384	$18.59801	1,472
01/01/2016 to 12/31/2016	$18.59801	$18.60078	1,286
01/01/2017 to 12/31/2017	$18.60078	$23.86058	1,333
01/01/2018 to 12/31/2018	$23.86058	$23.91659	6,904
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99846	$10.18849	0
01/01/2013 to 12/31/2013	$10.18849	$13.44856	0
01/01/2014 to 12/31/2014	$13.44856	$14.54628	0
01/01/2015 to 12/31/2015	$14.54628	$14.17185	1,471
01/01/2016 to 12/31/2016	$14.17185	$15.77817	1,580
01/01/2017 to 12/31/2017	$15.77817	$18.16979	13,434
01/01/2018 to 12/31/2018	$18.16979	$16.01928	9,983
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.77336	$9.34880	12,468
01/01/2010 to 12/31/2010	$9.34880	$11.32466	18,504
01/01/2011 to 12/31/2011	$11.32466	$10.83771	11,663
01/01/2012 to 12/31/2012	$10.83771	$12.45694	13,801
01/01/2013 to 12/31/2013	$12.45694	$17.36010	13,123
01/01/2014 to 12/31/2014	$17.36010	$19.46415	12,801
01/01/2015 to 12/31/2015	$19.46415	$18.02443	12,120
01/01/2016 to 12/31/2016	$18.02443	$20.91363	18,550
01/01/2017 to 12/31/2017	$20.91363	$23.35481	15,111
01/01/2018 to 12/31/2018	$23.35481	$19.14848	10,835
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99846	$10.30845	27,511
01/01/2013 to 12/31/2013	$10.30845	$12.02970	26,678
01/01/2014 to 12/31/2014	$12.02970	$12.41205	35,422
01/01/2015 to 12/31/2015	$12.41205	$12.02933	24,746
01/01/2016 to 12/31/2016	$12.02933	$12.31563	20,738
01/01/2017 to 12/31/2017	$12.31563	$14.07992	28,370
01/01/2018 to 12/31/2018	$14.07992	$12.67260	26,608

A 55

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56843	$9.09942	32,359
01/01/2010 to 12/31/2010	$9.09942	$10.91854	41,589
01/01/2011 to 12/31/2011	$10.91854	$8.54304	29,187
01/01/2012 to 12/31/2012	$8.54304	$9.88663	32,287
01/01/2013 to 12/31/2013	$9.88663	$9.72394	42,005
01/01/2014 to 12/31/2014	$9.72394	$9.09576	42,070
01/01/2015 to 12/31/2015	$9.09576	$7.43308	42,221
01/01/2016 to 12/31/2016	$7.43308	$8.19659	37,026
01/01/2017 to 12/31/2017	$8.19659	$10.16599	35,195
01/01/2018 to 12/31/2018	$10.16599	$8.57414	28,225
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.96271	$10.55805	87,109
01/01/2010 to 12/31/2010	$10.55805	$11.45661	157,813
01/01/2011 to 12/31/2011	$11.45661	$11.35524	152,754
01/01/2012 to 12/31/2012	$11.35524	$12.29917	217,057
01/01/2013 to 12/31/2013	$12.29917	$13.18173	304,081
01/01/2014 to 12/31/2014	$13.18173	$13.68306	218,267
01/01/2015 to 12/31/2015	$13.68306	$13.44709	188,773
01/01/2016 to 12/31/2016	$13.44709	$13.92613	182,548
01/01/2017 to 12/31/2017	$13.92613	$15.05168	142,902
01/01/2018 to 12/31/2018	$15.05168	$14.34996	124,847
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01837	$10.06686	0
01/01/2012 to 12/31/2012	$10.06686	$10.58122	0
01/01/2013 to 12/31/2013	$10.58122	$10.14377	0
01/01/2014 to 12/31/2014	$10.14377	$10.55797	0
01/01/2015 to 12/31/2015	$10.55797	$10.33332	4,060
01/01/2016 to 12/31/2016	$10.33332	$10.56789	22,950
01/01/2017 to 12/31/2017	$10.56789	$10.95948	6,301
01/01/2018 to 12/31/2018	$10.95948	$10.66654	6,130
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.65616	$8.22871	194,848
01/01/2010 to 12/31/2010	$8.22871	$9.61112	231,128
01/01/2011 to 12/31/2011	$9.61112	$8.84603	139,885
01/01/2012 to 12/31/2012	$8.84603	$9.80252	178,028
01/01/2013 to 12/31/2013	$9.80252	$11.25762	166,562
01/01/2014 to 12/31/2014	$11.25762	$12.06381	183,533
01/01/2015 to 12/31/2015	$12.06381	$11.76630	363,416
01/01/2016 to 12/31/2016	$11.76630	$12.71301	330,464
01/01/2017 to 12/31/2017	$12.71301	$14.48482	650,017
01/01/2018 to 12/31/2018	$14.48482	$13.13365	493,179
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.91030	$8.26135	0
01/01/2010 to 12/31/2010	$8.26135	$9.32751	0
01/01/2011 to 12/31/2011	$9.32751	$9.47038	0
01/01/2012 to 12/31/2012	$9.47038	$11.04111	0
01/01/2013 to 12/31/2013	$11.04111	$14.34896	1,260
01/01/2014 to 12/31/2014	$14.34896	$16.50528	4,904
01/01/2015 to 12/31/2015	$16.50528	$16.69627	4,988
01/01/2016 to 12/31/2016	$16.69627	$18.81825	4,467
01/01/2017 to 12/31/2017	$18.81825	$22.57768	6,266
01/01/2018 to 12/31/2018	$22.57768	$20.33391	5,226

A 56

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99845	$8.88686	0
01/01/2012 to 12/31/2012	$8.88686	$9.86852	0
01/01/2013 to 12/31/2013	$9.86852	$11.85371	0
01/01/2014 to 12/31/2014	$11.85371	$12.38895	0
01/01/2015 to 12/31/2015	$12.38895	$12.17621	0
01/01/2016 to 12/31/2016	$12.17621	$12.70508	0
01/01/2017 to 12/31/2017	$12.70508	$14.73693	0
01/01/2018 to 12/31/2018	$14.73693	$13.51664	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.33582	$8.88278	62,367
01/01/2010 to 12/31/2010	$8.88278	$9.75608	188,331
01/01/2011 to 12/31/2011	$9.75608	$9.40046	153,263
01/01/2012 to 12/31/2012	$9.40046	$10.17351	178,973
01/01/2013 to 12/31/2013	$10.17351	$11.22577	180,391
01/01/2014 to 12/31/2014	$11.22577	$11.58269	147,680
01/01/2015 to 12/31/2015	$11.58269	$11.34785	169,895
01/01/2016 to 12/31/2016	$11.34785	$11.67290	153,656
01/01/2017 to 12/31/2017	$11.67290	$13.31543	121,385
01/01/2018 to 12/31/2018	$13.31543	$12.03324	65,387
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.25607	$9.44657	419
01/01/2010 to 12/31/2010	$9.44657	$12.28759	552
01/01/2011 to 12/31/2011	$12.28759	$10.47763	13,228
01/01/2012 to 12/31/2012	$10.47763	$12.34599	13,532
01/01/2013 to 12/31/2013	$12.34599	$17.06049	13,524
01/01/2014 to 12/31/2014	$17.06049	$17.56956	13,270
01/01/2015 to 12/31/2015	$17.56956	$17.47213	11,465
01/01/2016 to 12/31/2016	$17.47213	$18.46719	10,966
01/01/2017 to 12/31/2017	$18.46719	$23.14222	10,468
01/01/2018 to 12/31/2018	$23.14222	$20.24575	7,428
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.63894	$8.72427	2,940
01/01/2010 to 12/31/2010	$8.72427	$11.67952	3,581
01/01/2011 to 12/31/2011	$11.67952	$11.34980	2,407
01/01/2012 to 12/31/2012	$11.34980	$12.49402	2,930
01/01/2013 to 12/31/2013	$12.49402	$16.57375	2,319
01/01/2014 to 12/31/2014	$16.57375	$16.88587	2,470
01/01/2015 to 12/31/2015	$16.88587	$16.70121	2,232
01/01/2016 to 12/31/2016	$16.70121	$18.36981	1,719
01/01/2017 to 12/31/2017	$18.36981	$22.33966	2,638
01/01/2018 to 12/31/2018	$22.33966	$20.07846	2,179
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.99717	$9.96698	2,982
01/01/2010 to 12/31/2010	$9.96698	$12.32368	3,324
01/01/2011 to 12/31/2011	$12.32368	$11.37136	1,159
01/01/2012 to 12/31/2012	$11.37136	$13.18554	1,344
01/01/2013 to 12/31/2013	$13.18554	$17.77929	1,592
01/01/2014 to 12/31/2014	$17.77929	$18.36690	1,753
01/01/2015 to 12/31/2015	$18.36690	$17.24749	1,083
01/01/2016 to 12/31/2016	$17.24749	$21.86978	913
01/01/2017 to 12/31/2017	$21.86978	$23.04000	384
01/01/2018 to 12/31/2018	$23.04000	$18.74751	7,722

A 57

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.65127	$10.53936	203,180
01/01/2010 to 12/31/2010	$10.53936	$11.53594	287,813
01/01/2011 to 12/31/2011	$11.53594	$11.54580	278,077
01/01/2012 to 12/31/2012	$11.54580	$12.85936	311,349
01/01/2013 to 12/31/2013	$12.85936	$14.74391	412,087
01/01/2014 to 12/31/2014	$14.74391	$15.31972	385,167
01/01/2015 to 12/31/2015	$15.31972	$15.04035	372,678
01/01/2016 to 12/31/2016	$15.04035	$15.87403	349,828
01/01/2017 to 12/31/2017	$15.87403	$17.97910	254,257
01/01/2018 to 12/31/2018	$17.97910	$16.70219	234,677
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.47415	$9.74439	17,808
01/01/2010 to 12/31/2010	$9.74439	$11.07477	26,220
01/01/2011 to 12/31/2011	$11.07477	$10.68434	18,277
01/01/2012 to 12/31/2012	$10.68434	$12.32839	23,771
01/01/2013 to 12/31/2013	$12.32839	$17.42511	53,822
01/01/2014 to 12/31/2014	$17.42511	$18.52728	58,609
01/01/2015 to 12/31/2015	$18.52728	$19.92422	71,627
01/01/2016 to 12/31/2016	$19.92422	$20.08118	77,995
01/01/2017 to 12/31/2017	$20.08118	$27.17420	29,452
01/01/2018 to 12/31/2018	$27.17420	$27.69577	23,616
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.80431	$9.05722	4,729
01/01/2010 to 12/31/2010	$9.05722	$9.99424	10,725
01/01/2011 to 12/31/2011	$9.99424	$9.75979	6,851
01/01/2012 to 12/31/2012	$9.75979	$10.86104	8,155
01/01/2013 to 12/31/2013	$10.86104	$14.34953	7,628
01/01/2014 to 12/31/2014	$14.34953	$14.30135	7,071
01/01/2015 to 12/31/2015	$14.30135	$13.18364	6,286
01/01/2016 to 12/31/2016	$13.18364	$13.73125	4,767
01/01/2017 to 12/31/2017	$13.73125	$15.70645	5,690
01/01/2018 to 12/31/2018	$15.70645	$13.91544	3,668
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$9.01490	$13.21257	15,189
01/01/2010 to 12/31/2010	$13.21257	$15.61837	17,006
01/01/2011 to 12/31/2011	$15.61837	$13.04089	11,386
01/01/2012 to 12/31/2012	$13.04089	$13.26007	10,344
01/01/2013 to 12/31/2013	$13.26007	$15.01427	8,162
01/01/2014 to 12/31/2014	$15.01427	$13.50228	6,011
01/01/2015 to 12/31/2015	$13.50228	$10.69926	4,550
01/01/2016 to 12/31/2016	$10.69926	$13.08484	4,074
01/01/2017 to 12/31/2017	$13.08484	$14.16499	4,710
01/01/2018 to 12/31/2018	$14.16499	$11.58459	2,958
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.13233	$11.14805	7,204
01/01/2010 to 12/31/2010	$11.14805	$11.56854	8,258
01/01/2011 to 12/31/2011	$11.56854	$11.82135	7,397
01/01/2012 to 12/31/2012	$11.82135	$12.20681	7,799
01/01/2013 to 12/31/2013	$12.20681	$11.52960	8,049
01/01/2014 to 12/31/2014	$11.52960	$11.37747	8,867
01/01/2015 to 12/31/2015	$11.37747	$10.64974	6,181
01/01/2016 to 12/31/2016	$10.64974	$10.90705	5,612
01/01/2017 to 12/31/2017	$10.90705	$10.92264	5,560
01/01/2018 to 12/31/2018	$10.92264	$10.93214	3,907

A 58

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.09254	$9.66687	4,858
01/01/2010 to 12/31/2010	$9.66687	$11.72633	5,260
01/01/2011 to 12/31/2011	$11.72633	$11.11083	3,578
01/01/2012 to 12/31/2012	$11.11083	$12.91074	3,835
01/01/2013 to 12/31/2013	$12.91074	$16.77719	2,629
01/01/2014 to 12/31/2014	$16.77719	$18.92898	2,502
01/01/2015 to 12/31/2015	$18.92898	$17.34838	1,987
01/01/2016 to 12/31/2016	$17.34838	$19.40829	4,245
01/01/2017 to 12/31/2017	$19.40829	$22.57689	1,972
01/01/2018 to 12/31/2018	$22.57689	$18.49243	1,156
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.90477	$8.70257	23,967
01/01/2010 to 12/31/2010	$8.70257	$9.79034	15,158
01/01/2011 to 12/31/2011	$9.79034	$9.27604	14,045
01/01/2012 to 12/31/2012	$9.27604	$10.10482	15,657
01/01/2013 to 12/31/2013	$10.10482	$11.94966	31,767
01/01/2014 to 12/31/2014	$11.94966	$12.37239	36,497
01/01/2015 to 12/31/2015	$12.37239	$12.06497	31,339
01/01/2016 to 12/31/2016	$12.06497	$12.61305	24,184
01/01/2017 to 12/31/2017	$12.61305	$14.06117	6,413
01/01/2018 to 12/31/2018	$14.06117	$13.10799	3,267
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.28052	$10.16667	52,562
01/01/2010 to 12/31/2010	$10.16667	$10.75520	63,085
01/01/2011 to 12/31/2011	$10.75520	$11.19085	53,550
01/01/2012 to 12/31/2012	$11.19085	$11.84431	48,593
01/01/2013 to 12/31/2013	$11.84431	$11.44990	54,766
01/01/2014 to 12/31/2014	$11.44990	$12.04510	53,476
01/01/2015 to 12/31/2015	$12.04510	$11.96664	46,351
01/01/2016 to 12/31/2016	$11.96664	$12.34881	60,540
01/01/2017 to 12/31/2017	$12.34881	$12.88347	58,944
01/01/2018 to 12/31/2018	$12.88347	$12.35572	69,952
*Denotes the start date of these sub-accounts

A 59

PREMIER B SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT 5 and Highest Anniversary Value Death Benefit OR HD GRO 60 bps
and HAV (2.00%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.85173	$9.57274	238,866
01/01/2010 to 12/31/2010	$9.57274	$10.50792	222,857
01/01/2011 to 12/31/2011	$10.50792	$10.02826	213,341
01/01/2012 to 12/31/2012	$10.02826	$11.06682	202,603
01/01/2013 to 12/31/2013	$11.06682	$11.93203	202,380
01/01/2014 to 12/31/2014	$11.93203	$12.14478	189,908
01/01/2015 to 12/31/2015	$12.14478	$11.52329	134,337
01/01/2016 to 12/31/2016	$11.52329	$12.01364	127,439
01/01/2017 to 12/31/2017	$12.01364	$13.26096	120,858
01/01/2018 to 12/31/2018	$13.26096	$11.94188	112,426
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.85527	$9.71908	12,060
01/01/2010 to 12/31/2010	$9.71908	$10.83459	14,583
01/01/2011 to 12/31/2011	$10.83459	$10.63439	14,781
01/01/2012 to 12/31/2012	$10.63439	$11.84857	14,270
01/01/2013 to 12/31/2013	$11.84857	$13.53958	13,481
01/01/2014 to 12/31/2014	$13.53958	$14.08485	13,196
01/01/2015 to 12/31/2015	$14.08485	$13.91948	12,097
01/01/2016 to 12/31/2016	$13.91948	$14.61703	14,186
01/01/2017 to 12/31/2017	$14.61703	$16.75689	13,636
01/01/2018 to 12/31/2018	$16.75689	$15.45957	12,101
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99837	$11.61220	0
01/01/2014 to 12/31/2014	$11.61220	$12.88386	0
01/01/2015 to 12/31/2015	$12.88386	$12.84926	0
01/01/2016 to 12/31/2016	$12.84926	$13.94620	0
01/01/2017 to 12/31/2017	$13.94620	$16.70014	0
01/01/2018 to 12/31/2018	$16.70014	$15.03928	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.12177	$9.81762	99,800
01/01/2010 to 12/31/2010	$9.81762	$10.81044	93,285
01/01/2011 to 12/31/2011	$10.81044	$10.46997	86,131
01/01/2012 to 12/31/2012	$10.46997	$11.54487	72,688
01/01/2013 to 12/31/2013	$11.54487	$13.31596	51,738
01/01/2014 to 12/31/2014	$13.31596	$13.90632	54,901
01/01/2015 to 12/31/2015	$13.90632	$13.69850	56,787
01/01/2016 to 12/31/2016	$13.69850	$14.27638	55,074
01/01/2017 to 12/31/2017	$14.27638	$16.08368	51,461
01/01/2018 to 12/31/2018	$16.08368	$14.98857	45,648
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99783	$9.14700	15,796
01/01/2012 to 12/31/2012	$9.14700	$10.03408	15,672
01/01/2013 to 12/31/2013	$10.03408	$10.90494	15,343
01/01/2014 to 12/31/2014	$10.90494	$11.21444	15,039
01/01/2015 to 12/31/2015	$11.21444	$10.66453	8,734
01/01/2016 to 12/31/2016	$10.66453	$11.18368	8,433
01/01/2017 to 12/31/2017	$11.18368	$12.34782	8,157
01/01/2018 to 12/31/2018	$12.34782	$11.46539	7,894

A 60

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.59575	$11.45066	0
01/01/2010 to 12/31/2010	$11.45066	$11.66376	358
01/01/2011 to 12/31/2011	$11.66376	$11.69252	235
01/01/2012 to 12/31/2012	$11.69252	$12.00101	338
01/01/2013 to 12/31/2013	$12.00101	$11.50979	175
01/01/2014 to 12/31/2014	$11.50979	$11.27327	395
01/01/2015 to 12/31/2015	$11.27327	$11.10562	269
01/01/2016 to 12/31/2016	$11.10562	$11.06678	230
01/01/2017 to 12/31/2017	$11.06678	$11.03545	487
01/01/2018 to 12/31/2018	$11.03545	$10.89853	241
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.46055	$11.95037	0
01/01/2010 to 12/31/2010	$11.95037	$12.62027	0
01/01/2011 to 12/31/2011	$12.62027	$12.76640	0
01/01/2012 to 12/31/2012	$12.76640	$13.68232	0
01/01/2013 to 12/31/2013	$13.68232	$13.16753	0
01/01/2014 to 12/31/2014	$13.16753	$13.45558	0
01/01/2015 to 12/31/2015	$13.45558	$12.91358	0
01/01/2016 to 12/31/2016	$12.91358	$13.19618	0
01/01/2017 to 12/31/2017	$13.19618	$13.50243	0
01/01/2018 to 12/31/2018	$13.50243	$13.14886	0
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.01642	$11.06804	0
01/01/2010 to 12/31/2010	$11.06804	$12.06476	0
01/01/2011 to 12/31/2011	$12.06476	$13.43484	0
01/01/2012 to 12/31/2012	$13.43484	$13.92390	0
01/01/2013 to 12/31/2013	$13.92390	$13.22183	0
01/01/2014 to 12/31/2014	$13.22183	$13.30767	0
01/01/2015 to 12/31/2015	$13.30767	$13.15249	0
01/01/2016 to 12/31/2016	$13.15249	$13.10255	0
01/01/2017 to 12/31/2017	$13.10255	$12.93770	0
01/01/2018 to 12/31/2018	$12.93770	$12.77834	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.08513	$10.93579	0
01/01/2010 to 12/31/2010	$10.93579	$11.93948	0
01/01/2011 to 12/31/2011	$11.93948	$13.57548	0
01/01/2012 to 12/31/2012	$13.57548	$14.08871	0
01/01/2013 to 12/31/2013	$14.08871	$13.14508	0
01/01/2014 to 12/31/2014	$13.14508	$13.43680	0
01/01/2015 to 12/31/2015	$13.43680	$13.31437	0
01/01/2016 to 12/31/2016	$13.31437	$13.24269	0
01/01/2017 to 12/31/2017	$13.24269	$13.08237	0
01/01/2018 to 12/31/2018	$13.08237	$12.89695	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99891	$8.77441	0
01/01/2010 to 12/31/2010	$8.77441	$9.62130	1,563
01/01/2011 to 12/31/2011	$9.62130	$11.19462	0
01/01/2012 to 12/31/2012	$11.19462	$11.66835	0
01/01/2013 to 12/31/2013	$11.66835	$10.69415	0
01/01/2014 to 12/31/2014	$10.69415	$11.13020	0
01/01/2015 to 12/31/2015	$11.13020	$11.07850	0
01/01/2016 to 12/31/2016	$11.07850	$11.07415	0
01/01/2017 to 12/31/2017	$11.07415	$10.95378	0
01/01/2018 to 12/31/2018	$10.95378	$10.76940	0

A 61

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99783	$10.99032	0
01/01/2011 to 12/31/2011	$10.99032	$12.96252	3,939
01/01/2012 to 12/31/2012	$12.96252	$13.57145	0
01/01/2013 to 12/31/2013	$13.57145	$12.37384	0
01/01/2014 to 12/31/2014	$12.37384	$13.06296	0
01/01/2015 to 12/31/2015	$13.06296	$13.03513	0
01/01/2016 to 12/31/2016	$13.03513	$13.03992	0
01/01/2017 to 12/31/2017	$13.03992	$12.98689	0
01/01/2018 to 12/31/2018	$12.98689	$12.73941	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99837	$12.00089	0
01/01/2012 to 12/31/2012	$12.00089	$12.45321	0
01/01/2013 to 12/31/2013	$12.45321	$11.01920	0
01/01/2014 to 12/31/2014	$11.01920	$11.92330	0
01/01/2015 to 12/31/2015	$11.92330	$11.93455	0
01/01/2016 to 12/31/2016	$11.93455	$11.91474	0
01/01/2017 to 12/31/2017	$11.91474	$11.86492	0
01/01/2018 to 12/31/2018	$11.86492	$11.61387	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99784	$10.38193	4,119
01/01/2013 to 12/31/2013	$10.38193	$9.14025	7,162
01/01/2014 to 12/31/2014	$9.14025	$10.09182	4,697
01/01/2015 to 12/31/2015	$10.09182	$10.16182	0
01/01/2016 to 12/31/2016	$10.16182	$10.15329	0
01/01/2017 to 12/31/2017	$10.15329	$10.12346	0
01/01/2018 to 12/31/2018	$10.12346	$9.89773	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99891	$8.73519	0
01/01/2014 to 12/31/2014	$8.73519	$9.81343	0
01/01/2015 to 12/31/2015	$9.81343	$9.89422	0
01/01/2016 to 12/31/2016	$9.89422	$9.88549	0
01/01/2017 to 12/31/2017	$9.88549	$9.85511	0
01/01/2018 to 12/31/2018	$9.85511	$9.59862	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99891	$11.28431	0
01/01/2015 to 12/31/2015	$11.28431	$11.28409	5,802
01/01/2016 to 12/31/2016	$11.28409	$11.33675	0
01/01/2017 to 12/31/2017	$11.33675	$11.31829	0
01/01/2018 to 12/31/2018	$11.31829	$11.01358	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99891	$9.92148	0
01/01/2016 to 12/31/2016	$9.92148	$9.92926	7,316
01/01/2017 to 12/31/2017	$9.92926	$9.97070	4,906
01/01/2018 to 12/31/2018	$9.97070	$9.67255	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99784	$9.86330	0
01/01/2017 to 12/31/2017	$9.86330	$9.93004	0
01/01/2018 to 12/31/2018	$9.93004	$9.61174	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99783	$10.02015	0
01/01/2018 to 12/31/2018	$10.02015	$9.62080	8,253
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99783	$9.64597	0

A 62

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.65036	$9.40019	74,893
01/01/2010 to 12/31/2010	$9.40019	$10.44844	78,216
01/01/2011 to 12/31/2011	$10.44844	$9.99527	62,274
01/01/2012 to 12/31/2012	$9.99527	$11.14375	62,991
01/01/2013 to 12/31/2013	$11.14375	$13.40316	68,620
01/01/2014 to 12/31/2014	$13.40316	$14.05954	66,138
01/01/2015 to 12/31/2015	$14.05954	$13.85730	52,036
01/01/2016 to 12/31/2016	$13.85730	$14.51489	53,123
01/01/2017 to 12/31/2017	$14.51489	$16.77688	51,795
01/01/2018 to 12/31/2018	$16.77688	$15.42341	42,218
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99837	$11.63153	0
01/01/2014 to 12/31/2014	$11.63153	$12.95539	0
01/01/2015 to 12/31/2015	$12.95539	$12.24764	0
01/01/2016 to 12/31/2016	$12.24764	$13.79645	0
01/01/2017 to 12/31/2017	$13.79645	$16.01600	0
01/01/2018 to 12/31/2018	$16.01600	$14.95203	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$8.02896	$10.38472	0
01/01/2010 to 12/31/2010	$10.38472	$13.10236	0
01/01/2011 to 12/31/2011	$13.10236	$13.69242	0
01/01/2012 to 12/31/2012	$13.69242	$15.48378	0
01/01/2013 to 12/31/2013	$15.48378	$15.65571	0
01/01/2014 to 12/31/2014	$15.65571	$20.09379	0
01/01/2015 to 12/31/2015	$20.09379	$20.65406	0
01/01/2016 to 12/31/2016	$20.65406	$21.22504	0
01/01/2017 to 12/31/2017	$21.22504	$22.10953	0
01/01/2018 to 12/31/2018	$22.10953	$20.64292	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.21381	$8.75917	6,348
01/01/2010 to 12/31/2010	$8.75917	$9.82091	6,519
01/01/2011 to 12/31/2011	$9.82091	$9.48371	2,763
01/01/2012 to 12/31/2012	$9.48371	$10.28626	2,926
01/01/2013 to 12/31/2013	$10.28626	$11.57315	3,307
01/01/2014 to 12/31/2014	$11.57315	$11.70382	3,207
01/01/2015 to 12/31/2015	$11.70382	$11.58796	2,964
01/01/2016 to 12/31/2016	$11.58796	$11.84437	2,749
01/01/2017 to 12/31/2017	$11.84437	$13.52557	2,786
01/01/2018 to 12/31/2018	$13.52557	$12.23204	1,870
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10468	$8.08576	436
01/01/2010 to 12/31/2010	$8.08576	$9.52851	175
01/01/2011 to 12/31/2011	$9.52851	$8.87118	25
01/01/2012 to 12/31/2012	$8.87118	$11.02821	17
01/01/2013 to 12/31/2013	$11.02821	$11.28195	0
01/01/2014 to 12/31/2014	$11.28195	$12.60075	0
01/01/2015 to 12/31/2015	$12.60075	$12.34260	0
01/01/2016 to 12/31/2016	$12.34260	$12.20948	0
01/01/2017 to 12/31/2017	$12.20948	$13.27383	0
01/01/2018 to 12/31/2018	$13.27383	$12.39929	0

A 63

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.05356	$8.24220	0
01/01/2010 to 12/31/2010	$8.24220	$9.12197	0
01/01/2011 to 12/31/2011	$9.12197	$8.44979	0
01/01/2012 to 12/31/2012	$8.44979	$9.91302	0
01/01/2013 to 12/31/2013	$9.91302	$12.97859	0
01/01/2014 to 12/31/2014	$12.97859	$14.39506	0
01/01/2015 to 12/31/2015	$14.39506	$13.46060	258
01/01/2016 to 12/31/2016	$13.46060	$14.72036	217
01/01/2017 to 12/31/2017	$14.72036	$15.83914	421
01/01/2018 to 12/31/2018	$15.83914	$14.20279	205
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.46504	$11.49714	437
01/01/2010 to 12/31/2010	$11.49714	$13.50650	350
01/01/2011 to 12/31/2011	$13.50650	$12.84773	215
01/01/2012 to 12/31/2012	$12.84773	$15.06598	289
01/01/2013 to 12/31/2013	$15.06598	$19.52547	112
01/01/2014 to 12/31/2014	$19.52547	$21.34921	229
01/01/2015 to 12/31/2015	$21.34921	$19.74053	143
01/01/2016 to 12/31/2016	$19.74053	$19.67264	125
01/01/2017 to 12/31/2017	$19.67264	$24.51333	238
01/01/2018 to 12/31/2018	$24.51333	$22.98494	106
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.59959	$9.19270	2,886
01/01/2010 to 12/31/2010	$9.19270	$10.05774	2,886
01/01/2011 to 12/31/2011	$10.05774	$9.81078	0
01/01/2012 to 12/31/2012	$9.81078	$10.59247	0
01/01/2013 to 12/31/2013	$10.59247	$11.40471	0
01/01/2014 to 12/31/2014	$11.40471	$11.63291	0
01/01/2015 to 12/31/2015	$11.63291	$11.30102	0
01/01/2016 to 12/31/2016	$11.30102	$11.66233	0
01/01/2017 to 12/31/2017	$11.66233	$12.83869	0
01/01/2018 to 12/31/2018	$12.83869	$11.69727	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.62852	$9.48684	0
01/01/2010 to 12/31/2010	$9.48684	$11.79052	0
01/01/2011 to 12/31/2011	$11.79052	$11.71022	0
01/01/2012 to 12/31/2012	$11.71022	$13.28156	0
01/01/2013 to 12/31/2013	$13.28156	$18.07502	0
01/01/2014 to 12/31/2014	$18.07502	$18.99611	0
01/01/2015 to 12/31/2015	$18.99611	$17.60031	0
01/01/2016 to 12/31/2016	$17.60031	$21.45122	0
01/01/2017 to 12/31/2017	$21.45122	$23.59500	0
01/01/2018 to 12/31/2018	$23.59500	$19.87655	0
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.52918	$10.34785	0
01/01/2010 to 12/31/2010	$10.34785	$10.14728	0
01/01/2011 to 12/31/2011	$10.14728	$9.95080	0
01/01/2012 to 12/31/2012	$9.95080	$9.75612	0
01/01/2013 to 12/31/2013	$9.75612	$9.56479	0
01/01/2014 to 12/31/2014	$9.56479	$9.37722	0
01/01/2015 to 12/31/2015	$9.37722	$9.19333	0
01/01/2016 to 12/31/2016	$9.19333	$9.01356	0
01/01/2017 to 12/31/2017	$9.01356	$8.86728	0
01/01/2018 to 12/31/2018	$8.86728	$8.80547	0

A 64

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.80022	$10.36610	0
01/01/2010 to 12/31/2010	$10.36610	$11.53495	0
01/01/2011 to 12/31/2011	$11.53495	$11.66806	0
01/01/2012 to 12/31/2012	$11.66806	$13.02596	0
01/01/2013 to 12/31/2013	$13.02596	$13.68754	0
01/01/2014 to 12/31/2014	$13.68754	$13.76235	0
01/01/2015 to 12/31/2015	$13.76235	$13.01159	0
01/01/2016 to 12/31/2016	$13.01159	$14.72108	0
01/01/2017 to 12/31/2017	$14.72108	$15.51152	0
01/01/2018 to 12/31/2018	$15.51152	$14.90370	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.66999	$7.81007	0
01/01/2010 to 12/31/2010	$7.81007	$8.66458	0
01/01/2011 to 12/31/2011	$8.66458	$8.13952	0
01/01/2012 to 12/31/2012	$8.13952	$9.32719	0
01/01/2013 to 12/31/2013	$9.32719	$12.78940	0
01/01/2014 to 12/31/2014	$12.78940	$14.26226	0
01/01/2015 to 12/31/2015	$14.26226	$12.88685	0
01/01/2016 to 12/31/2016	$12.88685	$15.14735	0
01/01/2017 to 12/31/2017	$15.14735	$17.70138	0
01/01/2018 to 12/31/2018	$17.70138	$14.89646	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.02671	$7.99362	0
01/01/2010 to 12/31/2010	$7.99362	$8.97315	0
01/01/2011 to 12/31/2011	$8.97315	$7.66043	0
01/01/2012 to 12/31/2012	$7.66043	$9.03951	0
01/01/2013 to 12/31/2013	$9.03951	$10.55122	0
01/01/2014 to 12/31/2014	$10.55122	$9.77282	0
01/01/2015 to 12/31/2015	$9.77282	$9.88283	0
01/01/2016 to 12/31/2016	$9.88283	$9.32341	0
01/01/2017 to 12/31/2017	$9.32341	$12.37946	0
01/01/2018 to 12/31/2018	$12.37946	$10.51759	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.87641	$8.79761	0
01/01/2010 to 12/31/2010	$8.79761	$9.58113	0
01/01/2011 to 12/31/2011	$9.58113	$8.21462	0
01/01/2012 to 12/31/2012	$8.21462	$9.39636	0
01/01/2013 to 12/31/2013	$9.39636	$11.00543	0
01/01/2014 to 12/31/2014	$11.00543	$10.06627	0
01/01/2015 to 12/31/2015	$10.06627	$9.94954	0
01/01/2016 to 12/31/2016	$9.94954	$9.81144	0
01/01/2017 to 12/31/2017	$9.81144	$11.81402	0
01/01/2018 to 12/31/2018	$11.81402	$9.71231	0
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.70083	$11.67692	0
01/01/2010 to 12/31/2010	$11.67692	$12.68549	0
01/01/2011 to 12/31/2011	$12.68549	$13.98483	0
01/01/2012 to 12/31/2012	$13.98483	$14.99920	0
01/01/2013 to 12/31/2013	$14.99920	$14.23708	0
01/01/2014 to 12/31/2014	$14.23708	$14.89713	0
01/01/2015 to 12/31/2015	$14.89713	$14.77639	0
01/01/2016 to 12/31/2016	$14.77639	$15.09637	0
01/01/2017 to 12/31/2017	$15.09637	$15.43939	0
01/01/2018 to 12/31/2018	$15.43939	$15.09465	0

A 65

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.12455	$8.84741	0
01/01/2010 to 12/31/2010	$8.84741	$9.87243	0
01/01/2011 to 12/31/2011	$9.87243	$9.62404	0
01/01/2012 to 12/31/2012	$9.62404	$10.71671	0
01/01/2013 to 12/31/2013	$10.71671	$12.21717	0
01/01/2014 to 12/31/2014	$12.21717	$12.73989	0
01/01/2015 to 12/31/2015	$12.73989	$12.35920	0
01/01/2016 to 12/31/2016	$12.35920	$12.74956	0
01/01/2017 to 12/31/2017	$12.74956	$14.61968	0
01/01/2018 to 12/31/2018	$14.61968	$13.27495	0
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.88578	$10.50517	0
01/01/2010 to 12/31/2010	$10.50517	$11.03780	0
01/01/2011 to 12/31/2011	$11.03780	$9.83134	0
01/01/2012 to 12/31/2012	$9.83134	$11.74996	0
01/01/2013 to 12/31/2013	$11.74996	$13.28916	0
01/01/2014 to 12/31/2014	$13.28916	$12.19916	0
01/01/2015 to 12/31/2015	$12.19916	$11.62558	0
01/01/2016 to 12/31/2016	$11.62558	$11.61833	0
01/01/2017 to 12/31/2017	$11.61833	$14.76656	0
01/01/2018 to 12/31/2018	$14.76656	$11.94664	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.31756	$11.14647	4,959
01/01/2010 to 12/31/2010	$11.14647	$11.72786	5,951
01/01/2011 to 12/31/2011	$11.72786	$11.52499	3,605
01/01/2012 to 12/31/2012	$11.52499	$12.50989	3,690
01/01/2013 to 12/31/2013	$12.50989	$13.61768	3,101
01/01/2014 to 12/31/2014	$13.61768	$14.07806	3,033
01/01/2015 to 12/31/2015	$14.07806	$13.77683	2,481
01/01/2016 to 12/31/2016	$13.77683	$14.02570	2,437
01/01/2017 to 12/31/2017	$14.02570	$15.42107	1,795
01/01/2018 to 12/31/2018	$15.42107	$14.34209	1,695
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08376	$10.28632	0
01/01/2010 to 12/31/2010	$10.28632	$11.22592	0
01/01/2011 to 12/31/2011	$11.22592	$11.07902	0
01/01/2012 to 12/31/2012	$11.07902	$12.51096	0
01/01/2013 to 12/31/2013	$12.51096	$16.74199	0
01/01/2014 to 12/31/2014	$16.74199	$17.97368	0
01/01/2015 to 12/31/2015	$17.97368	$19.49526	0
01/01/2016 to 12/31/2016	$19.49526	$18.83387	0
01/01/2017 to 12/31/2017	$18.83387	$25.08180	0
01/01/2018 to 12/31/2018	$25.08180	$24.19105	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.11622	$9.05285	0
01/01/2010 to 12/31/2010	$9.05285	$10.62849	544
01/01/2011 to 12/31/2011	$10.62849	$10.32516	315
01/01/2012 to 12/31/2012	$10.32516	$11.36411	436
01/01/2013 to 12/31/2013	$11.36411	$15.22043	177
01/01/2014 to 12/31/2014	$15.22043	$16.50219	739
01/01/2015 to 12/31/2015	$16.50219	$17.80805	433
01/01/2016 to 12/31/2016	$17.80805	$18.43317	336
01/01/2017 to 12/31/2017	$18.43317	$24.03490	609
01/01/2018 to 12/31/2018	$24.03490	$22.92759	269

A 66

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.83785	$11.39455	0
01/01/2010 to 12/31/2010	$11.39455	$12.51694	0
01/01/2011 to 12/31/2011	$12.51694	$11.88737	0
01/01/2012 to 12/31/2012	$11.88737	$14.34349	0
01/01/2013 to 12/31/2013	$14.34349	$17.94830	0
01/01/2014 to 12/31/2014	$17.94830	$18.23517	0
01/01/2015 to 12/31/2015	$18.23517	$17.61561	0
01/01/2016 to 12/31/2016	$17.61561	$18.49924	0
01/01/2017 to 12/31/2017	$18.49924	$22.46148	0
01/01/2018 to 12/31/2018	$22.46148	$19.91513	0
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.12919	$9.90685	0
01/01/2010 to 12/31/2010	$9.90685	$10.95423	0
01/01/2011 to 12/31/2011	$10.95423	$10.67597	0
01/01/2012 to 12/31/2012	$10.67597	$12.25442	0
01/01/2013 to 12/31/2013	$12.25442	$16.42420	0
01/01/2014 to 12/31/2014	$16.42420	$17.50473	0
01/01/2015 to 12/31/2015	$17.50473	$18.40205	0
01/01/2016 to 12/31/2016	$18.40205	$18.38680	0
01/01/2017 to 12/31/2017	$18.38680	$23.56302	0
01/01/2018 to 12/31/2018	$23.56302	$23.59499	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99838	$10.18480	0
01/01/2013 to 12/31/2013	$10.18480	$13.43053	0
01/01/2014 to 12/31/2014	$13.43053	$14.51254	0
01/01/2015 to 12/31/2015	$14.51254	$14.12496	0
01/01/2016 to 12/31/2016	$14.12496	$15.71064	0
01/01/2017 to 12/31/2017	$15.71064	$18.07433	0
01/01/2018 to 12/31/2018	$18.07433	$15.91948	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74815	$9.30482	528
01/01/2010 to 12/31/2010	$9.30482	$11.26042	426
01/01/2011 to 12/31/2011	$11.26042	$10.76561	256
01/01/2012 to 12/31/2012	$10.76561	$12.36201	353
01/01/2013 to 12/31/2013	$12.36201	$17.21092	128
01/01/2014 to 12/31/2014	$17.21092	$19.27797	251
01/01/2015 to 12/31/2015	$19.27797	$17.83449	158
01/01/2016 to 12/31/2016	$17.83449	$20.67312	131
01/01/2017 to 12/31/2017	$20.67312	$23.06370	248
01/01/2018 to 12/31/2018	$23.06370	$18.89115	122
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99838	$10.30158	537
01/01/2013 to 12/31/2013	$10.30158	$12.00993	230
01/01/2014 to 12/31/2014	$12.00993	$12.37947	481
01/01/2015 to 12/31/2015	$12.37947	$11.98603	318
01/01/2016 to 12/31/2016	$11.98603	$12.25940	272
01/01/2017 to 12/31/2017	$12.25940	$14.00195	531
01/01/2018 to 12/31/2018	$14.00195	$12.59007	255

A 67

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56591	$9.08638	975
01/01/2010 to 12/31/2010	$9.08638	$10.89213	391
01/01/2011 to 12/31/2011	$10.89213	$8.51405	57
01/01/2012 to 12/31/2012	$8.51405	$9.84347	38
01/01/2013 to 12/31/2013	$9.84347	$9.67202	0
01/01/2014 to 12/31/2014	$9.67202	$9.03829	0
01/01/2015 to 12/31/2015	$9.03829	$7.37877	0
01/01/2016 to 12/31/2016	$7.37877	$8.12868	0
01/01/2017 to 12/31/2017	$8.12868	$10.07191	0
01/01/2018 to 12/31/2018	$10.07191	$8.48637	0
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.93562	$10.51580	36,754
01/01/2010 to 12/31/2010	$10.51580	$11.39953	35,414
01/01/2011 to 12/31/2011	$11.39953	$11.28767	47,995
01/01/2012 to 12/31/2012	$11.28767	$12.21401	36,181
01/01/2013 to 12/31/2013	$12.21401	$13.07757	35,395
01/01/2014 to 12/31/2014	$13.07757	$13.56155	34,330
01/01/2015 to 12/31/2015	$13.56155	$13.31474	18,043
01/01/2016 to 12/31/2016	$13.31474	$13.77551	16,998
01/01/2017 to 12/31/2017	$13.77551	$14.87434	15,866
01/01/2018 to 12/31/2018	$14.87434	$14.16695	15,064
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01829	$10.06516	0
01/01/2012 to 12/31/2012	$10.06516	$10.56916	0
01/01/2013 to 12/31/2013	$10.56916	$10.12224	0
01/01/2014 to 12/31/2014	$10.12224	$10.52520	0
01/01/2015 to 12/31/2015	$10.52520	$10.29116	0
01/01/2016 to 12/31/2016	$10.29116	$10.51449	0
01/01/2017 to 12/31/2017	$10.51449	$10.89342	0
01/01/2018 to 12/31/2018	$10.89342	$10.59176	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.63806	$8.19841	4,941
01/01/2010 to 12/31/2010	$8.19841	$9.56644	6,660
01/01/2011 to 12/31/2011	$9.56644	$8.79623	3,340
01/01/2012 to 12/31/2012	$8.79623	$9.73774	4,090
01/01/2013 to 12/31/2013	$9.73774	$11.17223	3,641
01/01/2014 to 12/31/2014	$11.17223	$11.96055	3,987
01/01/2015 to 12/31/2015	$11.96055	$11.65412	7,920
01/01/2016 to 12/31/2016	$11.65412	$12.57948	8,271
01/01/2017 to 12/31/2017	$12.57948	$14.31873	10,308
01/01/2018 to 12/31/2018	$14.31873	$12.97023	2,050
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99837	$11.65174	0
01/01/2014 to 12/31/2014	$11.65174	$13.16434	0
01/01/2015 to 12/31/2015	$13.16434	$13.10528	0
01/01/2016 to 12/31/2016	$13.10528	$14.24377	0
01/01/2017 to 12/31/2017	$14.24377	$16.95536	0
01/01/2018 to 12/31/2018	$16.95536	$15.43234	0

A 68

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.88447	$8.22238	0
01/01/2010 to 12/31/2010	$8.22238	$9.27431	0
01/01/2011 to 12/31/2011	$9.27431	$9.40705	0
01/01/2012 to 12/31/2012	$9.40705	$10.95646	0
01/01/2013 to 12/31/2013	$10.95646	$14.22503	0
01/01/2014 to 12/31/2014	$14.22503	$16.34662	0
01/01/2015 to 12/31/2015	$16.34662	$16.51953	0
01/01/2016 to 12/31/2016	$16.51953	$18.60091	0
01/01/2017 to 12/31/2017	$18.60091	$22.29513	0
01/01/2018 to 12/31/2018	$22.29513	$20.05965	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99837	$8.88098	0
01/01/2012 to 12/31/2012	$8.88098	$9.85218	0
01/01/2013 to 12/31/2013	$9.85218	$11.82239	0
01/01/2014 to 12/31/2014	$11.82239	$12.34402	0
01/01/2015 to 12/31/2015	$12.34402	$12.12017	0
01/01/2016 to 12/31/2016	$12.12017	$12.63420	0
01/01/2017 to 12/31/2017	$12.63420	$14.64036	0
01/01/2018 to 12/31/2018	$14.64036	$13.41480	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.33101	$8.86828	0
01/01/2010 to 12/31/2010	$8.86828	$9.73060	0
01/01/2011 to 12/31/2011	$9.73060	$9.36678	1,742
01/01/2012 to 12/31/2012	$9.36678	$10.12706	1,742
01/01/2013 to 12/31/2013	$10.12706	$11.16345	1,742
01/01/2014 to 12/31/2014	$11.16345	$11.50703	1,742
01/01/2015 to 12/31/2015	$11.50703	$11.26269	1,742
01/01/2016 to 12/31/2016	$11.26269	$11.57392	1,742
01/01/2017 to 12/31/2017	$11.57392	$13.18958	1,742
01/01/2018 to 12/31/2018	$13.18958	$11.90770	1,640
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.22906	$9.40232	514
01/01/2010 to 12/31/2010	$9.40232	$12.21815	409
01/01/2011 to 12/31/2011	$12.21815	$10.40817	252
01/01/2012 to 12/31/2012	$10.40817	$12.25201	349
01/01/2013 to 12/31/2013	$12.25201	$16.91414	134
01/01/2014 to 12/31/2014	$16.91414	$17.40177	277
01/01/2015 to 12/31/2015	$17.40177	$17.28813	160
01/01/2016 to 12/31/2016	$17.28813	$18.25490	144
01/01/2017 to 12/31/2017	$18.25490	$22.85392	260
01/01/2018 to 12/31/2018	$22.85392	$19.97386	115
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.62159	$8.69297	0
01/01/2010 to 12/31/2010	$8.69297	$11.62640	0
01/01/2011 to 12/31/2011	$11.62640	$11.28700	0
01/01/2012 to 12/31/2012	$11.28700	$12.41265	0
01/01/2013 to 12/31/2013	$12.41265	$16.44967	0
01/01/2014 to 12/31/2014	$16.44967	$16.74306	0
01/01/2015 to 12/31/2015	$16.74306	$16.54363	0
01/01/2016 to 12/31/2016	$16.54363	$18.17876	0
01/01/2017 to 12/31/2017	$18.17876	$22.08581	0
01/01/2018 to 12/31/2018	$22.08581	$19.83073	0

A 69

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.96731	$9.92002	490
01/01/2010 to 12/31/2010	$9.92002	$12.25369	398
01/01/2011 to 12/31/2011	$12.25369	$11.29575	242
01/01/2012 to 12/31/2012	$11.29575	$13.08511	334
01/01/2013 to 12/31/2013	$13.08511	$17.62661	125
01/01/2014 to 12/31/2014	$17.62661	$18.19129	264
01/01/2015 to 12/31/2015	$18.19129	$17.06585	171
01/01/2016 to 12/31/2016	$17.06585	$21.61833	131
01/01/2017 to 12/31/2017	$21.61833	$22.75270	252
01/01/2018 to 12/31/2018	$22.75270	$18.49547	124
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.61898	$10.48975	9,574
01/01/2010 to 12/31/2010	$10.48975	$11.47036	11,843
01/01/2011 to 12/31/2011	$11.47036	$11.46887	10,666
01/01/2012 to 12/31/2012	$11.46887	$12.76116	13,587
01/01/2013 to 12/31/2013	$12.76116	$14.61687	20,287
01/01/2014 to 12/31/2014	$14.61687	$15.17293	22,131
01/01/2015 to 12/31/2015	$15.17293	$14.88160	23,361
01/01/2016 to 12/31/2016	$14.88160	$15.69112	24,480
01/01/2017 to 12/31/2017	$15.69112	$17.75445	17,097
01/01/2018 to 12/31/2018	$17.75445	$16.47730	12,258
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.45716	$9.70941	591
01/01/2010 to 12/31/2010	$9.70941	$11.02414	237
01/01/2011 to 12/31/2011	$11.02414	$10.62508	34
01/01/2012 to 12/31/2012	$10.62508	$12.24799	23
01/01/2013 to 12/31/2013	$12.24799	$17.29463	0
01/01/2014 to 12/31/2014	$17.29463	$18.37052	0
01/01/2015 to 12/31/2015	$18.37052	$19.73636	0
01/01/2016 to 12/31/2016	$19.73636	$19.87233	0
01/01/2017 to 12/31/2017	$19.87233	$26.86535	0
01/01/2018 to 12/31/2018	$26.86535	$27.35394	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.77505	$9.01434	0
01/01/2010 to 12/31/2010	$9.01434	$9.93724	0
01/01/2011 to 12/31/2011	$9.93724	$9.69471	0
01/01/2012 to 12/31/2012	$9.69471	$10.77810	0
01/01/2013 to 12/31/2013	$10.77810	$14.22606	0
01/01/2014 to 12/31/2014	$14.22606	$14.16445	0
01/01/2015 to 12/31/2015	$14.16445	$13.04459	0
01/01/2016 to 12/31/2016	$13.04459	$13.57314	0
01/01/2017 to 12/31/2017	$13.57314	$15.51050	0
01/01/2018 to 12/31/2018	$15.51050	$13.72821	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.98133	$13.15053	359
01/01/2010 to 12/31/2010	$13.15053	$15.52981	144
01/01/2011 to 12/31/2011	$15.52981	$12.95425	21
01/01/2012 to 12/31/2012	$12.95425	$13.15910	14
01/01/2013 to 12/31/2013	$13.15910	$14.88539	0
01/01/2014 to 12/31/2014	$14.88539	$13.37329	0
01/01/2015 to 12/31/2015	$13.37329	$10.58666	0
01/01/2016 to 12/31/2016	$10.58666	$12.93440	0
01/01/2017 to 12/31/2017	$12.93440	$13.98848	0
01/01/2018 to 12/31/2018	$13.98848	$11.42893	0

A 70

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.09452	$11.09557	0
01/01/2010 to 12/31/2010	$11.09557	$11.50292	0
01/01/2011 to 12/31/2011	$11.50292	$11.74276	0
01/01/2012 to 12/31/2012	$11.74276	$12.11361	0
01/01/2013 to 12/31/2013	$12.11361	$11.43039	0
01/01/2014 to 12/31/2014	$11.43039	$11.26871	0
01/01/2015 to 12/31/2015	$11.26871	$10.53756	0
01/01/2016 to 12/31/2016	$10.53756	$10.78160	0
01/01/2017 to 12/31/2017	$10.78160	$10.78646	0
01/01/2018 to 12/31/2018	$10.78646	$10.78515	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.06599	$9.62124	0
01/01/2010 to 12/31/2010	$9.62124	$11.65953	0
01/01/2011 to 12/31/2011	$11.65953	$11.03672	0
01/01/2012 to 12/31/2012	$11.03672	$12.81203	0
01/01/2013 to 12/31/2013	$12.81203	$16.63249	0
01/01/2014 to 12/31/2014	$16.63249	$18.74732	0
01/01/2015 to 12/31/2015	$18.74732	$17.16504	0
01/01/2016 to 12/31/2016	$17.16504	$19.18456	0
01/01/2017 to 12/31/2017	$19.18456	$22.29489	0
01/01/2018 to 12/31/2018	$22.29489	$18.24340	0
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.88390	$8.66769	0
01/01/2010 to 12/31/2010	$8.66769	$9.74160	0
01/01/2011 to 12/31/2011	$9.74160	$9.22075	0
01/01/2012 to 12/31/2012	$9.22075	$10.03476	0
01/01/2013 to 12/31/2013	$10.03476	$11.85510	0
01/01/2014 to 12/31/2014	$11.85510	$12.26244	0
01/01/2015 to 12/31/2015	$12.26244	$11.94590	0
01/01/2016 to 12/31/2016	$11.94590	$12.47643	0
01/01/2017 to 12/31/2017	$12.47643	$13.89528	0
01/01/2018 to 12/31/2018	$13.89528	$12.94062	0
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.27033	$10.14552	0
01/01/2010 to 12/31/2010	$10.14552	$10.72220	0
01/01/2011 to 12/31/2011	$10.72220	$11.14563	0
01/01/2012 to 12/31/2012	$11.14563	$11.78482	0
01/01/2013 to 12/31/2013	$11.78482	$11.38119	0
01/01/2014 to 12/31/2014	$11.38119	$11.96112	0
01/01/2015 to 12/31/2015	$11.96112	$11.87155	0
01/01/2016 to 12/31/2016	$11.87155	$12.23875	0
01/01/2017 to 12/31/2017	$12.23875	$12.75626	0
01/01/2018 to 12/31/2018	$12.75626	$12.22162	0
*Denotes the start date of these sub-accounts

A 71

PREMIER B SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.36563	$9.06905	2,982
01/01/2010 to 12/31/2010	$9.06905	$10.05357	2,935
01/01/2011 to 12/31/2011	$10.05357	$9.68945	9,842
01/01/2012 to 12/31/2012	$9.68945	$10.79903	9,387
01/01/2013 to 12/31/2013	$10.79903	$11.75851	16,082
01/01/2014 to 12/31/2014	$11.75851	$12.08662	12,449
01/01/2015 to 12/31/2015	$12.08662	$11.58176	11,799
01/01/2016 to 12/31/2016	$11.58176	$12.19380	58,255
01/01/2017 to 12/31/2017	$12.19380	$13.59275	55,839
01/01/2018 to 12/31/2018	$13.59275	$12.36263	53,954
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.53017	$9.40896	1,409
01/01/2010 to 12/31/2010	$9.40896	$10.59254	1,409
01/01/2011 to 12/31/2011	$10.59254	$10.49952	1,409
01/01/2012 to 12/31/2012	$10.49952	$11.81435	13,906
01/01/2013 to 12/31/2013	$11.81435	$13.63409	17,094
01/01/2014 to 12/31/2014	$13.63409	$14.32368	21,722
01/01/2015 to 12/31/2015	$14.32368	$14.29579	28,264
01/01/2016 to 12/31/2016	$14.29579	$15.16031	40,326
01/01/2017 to 12/31/2017	$15.16031	$17.55127	40,971
01/01/2018 to 12/31/2018	$17.55127	$16.35373	41,571
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.69051	0
01/01/2014 to 12/31/2014	$11.69051	$13.09913	0
01/01/2015 to 12/31/2015	$13.09913	$13.19338	0
01/01/2016 to 12/31/2016	$13.19338	$14.46107	0
01/01/2017 to 12/31/2017	$14.46107	$17.48760	0
01/01/2018 to 12/31/2018	$17.48760	$15.90533	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.66698	$9.35958	1,416
01/01/2010 to 12/31/2010	$9.35958	$10.40804	3,620
01/01/2011 to 12/31/2011	$10.40804	$10.17985	36,090
01/01/2012 to 12/31/2012	$10.17985	$11.33645	46,569
01/01/2013 to 12/31/2013	$11.33645	$13.20498	78,022
01/01/2014 to 12/31/2014	$13.20498	$13.92690	82,484
01/01/2015 to 12/31/2015	$13.92690	$13.85466	110,542
01/01/2016 to 12/31/2016	$13.85466	$14.58164	100,742
01/01/2017 to 12/31/2017	$14.58164	$16.58958	111,586
01/01/2018 to 12/31/2018	$16.58958	$15.61408	129,875
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99918	$9.20827	0
01/01/2012 to 12/31/2012	$9.20827	$10.20156	0
01/01/2013 to 12/31/2013	$10.20156	$11.19672	0
01/01/2014 to 12/31/2014	$11.19672	$11.62858	0
01/01/2015 to 12/31/2015	$11.62858	$11.16796	0
01/01/2016 to 12/31/2016	$11.16796	$11.82721	0
01/01/2017 to 12/31/2017	$11.82721	$13.18731	0
01/01/2018 to 12/31/2018	$13.18731	$12.36688	0

A 72

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.48603	$11.44430	0
01/01/2010 to 12/31/2010	$11.44430	$11.77276	0
01/01/2011 to 12/31/2011	$11.77276	$11.91843	2,162
01/01/2012 to 12/31/2012	$11.91843	$12.35443	2,629
01/01/2013 to 12/31/2013	$12.35443	$11.96593	8,160
01/01/2014 to 12/31/2014	$11.96593	$11.83586	5,014
01/01/2015 to 12/31/2015	$11.83586	$11.77554	9,173
01/01/2016 to 12/31/2016	$11.77554	$11.85025	10,593
01/01/2017 to 12/31/2017	$11.85025	$11.93304	11,778
01/01/2018 to 12/31/2018	$11.93304	$11.90270	11,882
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.21988	$11.79093	0
01/01/2010 to 12/31/2010	$11.79093	$12.57524	1,379
01/01/2011 to 12/31/2011	$12.57524	$12.84647	1,058
01/01/2012 to 12/31/2012	$12.84647	$13.90489	4,226
01/01/2013 to 12/31/2013	$13.90489	$13.51422	32,270
01/01/2014 to 12/31/2014	$13.51422	$13.94662	13,001
01/01/2015 to 12/31/2015	$13.94662	$13.51743	11,906
01/01/2016 to 12/31/2016	$13.51743	$13.94960	11,716
01/01/2017 to 12/31/2017	$13.94960	$14.41424	14,583
01/01/2018 to 12/31/2018	$14.41424	$14.17661	12,110
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.09376	$8.80257	0
01/01/2010 to 12/31/2010	$8.80257	$9.88109	5,003
01/01/2011 to 12/31/2011	$9.88109	$9.54594	11,275
01/01/2012 to 12/31/2012	$9.54594	$10.74833	18,256
01/01/2013 to 12/31/2013	$10.74833	$13.05551	12,520
01/01/2014 to 12/31/2014	$13.05551	$13.83039	35,764
01/01/2015 to 12/31/2015	$13.83039	$13.76649	69,346
01/01/2016 to 12/31/2016	$13.76649	$14.56220	64,741
01/01/2017 to 12/31/2017	$14.56220	$16.99771	74,180
01/01/2018 to 12/31/2018	$16.99771	$15.78215	63,282
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99918	$11.72984	0
01/01/2014 to 12/31/2014	$11.72984	$13.19431	0
01/01/2015 to 12/31/2015	$13.19431	$12.59712	0
01/01/2016 to 12/31/2016	$12.59712	$14.33024	0
01/01/2017 to 12/31/2017	$14.33024	$16.79984	0
01/01/2018 to 12/31/2018	$16.79984	$15.84008	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$5.02371	$6.56219	0
01/01/2010 to 12/31/2010	$6.56219	$8.36127	0
01/01/2011 to 12/31/2011	$8.36127	$8.82419	0
01/01/2012 to 12/31/2012	$8.82419	$10.07765	18
01/01/2013 to 12/31/2013	$10.07765	$10.29050	2,386
01/01/2014 to 12/31/2014	$10.29050	$13.33818	5,228
01/01/2015 to 12/31/2015	$13.33818	$13.84584	8,747
01/01/2016 to 12/31/2016	$13.84584	$14.36896	8,506
01/01/2017 to 12/31/2017	$14.36896	$15.11555	8,493
01/01/2018 to 12/31/2018	$15.11555	$14.25356	5,313

A 73

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$6.98618	$8.56682	0
01/01/2010 to 12/31/2010	$8.56682	$9.70021	0
01/01/2011 to 12/31/2011	$9.70021	$9.45972	1,311
01/01/2012 to 12/31/2012	$9.45972	$10.36217	15,691
01/01/2013 to 12/31/2013	$10.36217	$11.77393	20,997
01/01/2014 to 12/31/2014	$11.77393	$12.02477	19,045
01/01/2015 to 12/31/2015	$12.02477	$12.02372	17,118
01/01/2016 to 12/31/2016	$12.02372	$12.41117	36,892
01/01/2017 to 12/31/2017	$12.41117	$14.31272	39,835
01/01/2018 to 12/31/2018	$14.31272	$13.07285	34,514
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.13224	$8.20276	0
01/01/2010 to 12/31/2010	$8.20276	$9.76197	0
01/01/2011 to 12/31/2011	$9.76197	$9.17833	0
01/01/2012 to 12/31/2012	$9.17833	$11.52315	760
01/01/2013 to 12/31/2013	$11.52315	$11.90508	736
01/01/2014 to 12/31/2014	$11.90508	$13.42844	2,063
01/01/2015 to 12/31/2015	$13.42844	$13.28358	3,416
01/01/2016 to 12/31/2016	$13.28358	$13.26990	3,441
01/01/2017 to 12/31/2017	$13.26990	$14.56915	3,330
01/01/2018 to 12/31/2018	$14.56915	$13.74481	2,557
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.23634	$7.35950	0
01/01/2010 to 12/31/2010	$7.35950	$8.22556	0
01/01/2011 to 12/31/2011	$8.22556	$7.69478	0
01/01/2012 to 12/31/2012	$7.69478	$9.11684	20
01/01/2013 to 12/31/2013	$9.11684	$12.05440	1,316
01/01/2014 to 12/31/2014	$12.05440	$13.50241	2,299
01/01/2015 to 12/31/2015	$13.50241	$12.75099	21,296
01/01/2016 to 12/31/2016	$12.75099	$14.08203	31,336
01/01/2017 to 12/31/2017	$14.08203	$15.30187	31,536
01/01/2018 to 12/31/2018	$15.30187	$13.85772	29,822
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73541	$10.47635	0
01/01/2010 to 12/31/2010	$10.47635	$12.42903	0
01/01/2011 to 12/31/2011	$12.42903	$11.93976	0
01/01/2012 to 12/31/2012	$11.93976	$14.14015	1,396
01/01/2013 to 12/31/2013	$14.14015	$18.50694	2,504
01/01/2014 to 12/31/2014	$18.50694	$20.43596	5,031
01/01/2015 to 12/31/2015	$20.43596	$19.08331	9,822
01/01/2016 to 12/31/2016	$19.08331	$19.20543	11,310
01/01/2017 to 12/31/2017	$19.20543	$24.16719	11,658
01/01/2018 to 12/31/2018	$24.16719	$22.88626	10,786
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.64998	$9.34543	0
01/01/2010 to 12/31/2010	$9.34543	$10.32606	0
01/01/2011 to 12/31/2011	$10.32606	$10.17206	0
01/01/2012 to 12/31/2012	$10.17206	$11.09154	9,423
01/01/2013 to 12/31/2013	$11.09154	$12.06017	13,204
01/01/2014 to 12/31/2014	$12.06017	$12.42331	17,974
01/01/2015 to 12/31/2015	$12.42331	$12.18843	17,295
01/01/2016 to 12/31/2016	$12.18843	$12.70214	33,949
01/01/2017 to 12/31/2017	$12.70214	$14.12146	31,336
01/01/2018 to 12/31/2018	$14.12146	$12.99418	29,825

A 74

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.66279	$9.62383	0
01/01/2010 to 12/31/2010	$9.62383	$12.07909	0
01/01/2011 to 12/31/2011	$12.07909	$12.11532	0
01/01/2012 to 12/31/2012	$12.11532	$13.87726	592
01/01/2013 to 12/31/2013	$13.87726	$19.07270	1,617
01/01/2014 to 12/31/2014	$19.07270	$20.24314	1,633
01/01/2015 to 12/31/2015	$20.24314	$18.94153	2,968
01/01/2016 to 12/31/2016	$18.94153	$23.31383	5,254
01/01/2017 to 12/31/2017	$23.31383	$25.89693	5,767
01/01/2018 to 12/31/2018	$25.89693	$22.03326	5,946
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.45357	$10.37528	0
01/01/2010 to 12/31/2010	$10.37528	$10.27485	0
01/01/2011 to 12/31/2011	$10.27485	$10.17598	7,315
01/01/2012 to 12/31/2012	$10.17598	$10.07626	2,251
01/01/2013 to 12/31/2013	$10.07626	$9.97714	1,433
01/01/2014 to 12/31/2014	$9.97714	$9.87852	23,288
01/01/2015 to 12/31/2015	$9.87852	$9.78032	11,823
01/01/2016 to 12/31/2016	$9.78032	$9.68399	9,858
01/01/2017 to 12/31/2017	$9.68399	$9.62117	6,683
01/01/2018 to 12/31/2018	$9.62117	$9.64920	6,280
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.34697	$9.86035	0
01/01/2010 to 12/31/2010	$9.86035	$11.08074	0
01/01/2011 to 12/31/2011	$11.08074	$11.31919	0
01/01/2012 to 12/31/2012	$11.31919	$12.76194	1,142
01/01/2013 to 12/31/2013	$12.76194	$13.54280	2,602
01/01/2014 to 12/31/2014	$13.54280	$13.75166	4,729
01/01/2015 to 12/31/2015	$13.75166	$13.13027	7,415
01/01/2016 to 12/31/2016	$13.13027	$15.00201	10,073
01/01/2017 to 12/31/2017	$15.00201	$15.96360	11,839
01/01/2018 to 12/31/2018	$15.96360	$15.49079	13,922
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.70314	$6.74404	0
01/01/2010 to 12/31/2010	$6.74404	$7.55590	0
01/01/2011 to 12/31/2011	$7.55590	$7.16817	0
01/01/2012 to 12/31/2012	$7.16817	$8.29561	32
01/01/2013 to 12/31/2013	$8.29561	$11.48738	677
01/01/2014 to 12/31/2014	$11.48738	$12.93708	3,267
01/01/2015 to 12/31/2015	$12.93708	$11.80525	3,857
01/01/2016 to 12/31/2016	$11.80525	$14.01298	9,295
01/01/2017 to 12/31/2017	$14.01298	$16.53743	7,366
01/01/2018 to 12/31/2018	$16.53743	$14.05575	6,464
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.93863	$7.95483	0
01/01/2010 to 12/31/2010	$7.95483	$9.01789	0
01/01/2011 to 12/31/2011	$9.01789	$7.77483	0
01/01/2012 to 12/31/2012	$7.77483	$9.26557	0
01/01/2013 to 12/31/2013	$9.26557	$10.92201	0
01/01/2014 to 12/31/2014	$10.92201	$10.21646	0
01/01/2015 to 12/31/2015	$10.21646	$10.43383	177
01/01/2016 to 12/31/2016	$10.43383	$9.94030	484
01/01/2017 to 12/31/2017	$9.94030	$13.32866	471
01/01/2018 to 12/31/2018	$13.32866	$11.43688	689

A 75

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.45950	$8.34615	0
01/01/2010 to 12/31/2010	$8.34615	$9.17929	0
01/01/2011 to 12/31/2011	$9.17929	$7.94794	0
01/01/2012 to 12/31/2012	$7.94794	$9.18156	0
01/01/2013 to 12/31/2013	$9.18156	$10.86035	0
01/01/2014 to 12/31/2014	$10.86035	$10.03208	0
01/01/2015 to 12/31/2015	$10.03208	$10.01389	121
01/01/2016 to 12/31/2016	$10.01389	$9.97240	223
01/01/2017 to 12/31/2017	$9.97240	$12.12628	218
01/01/2018 to 12/31/2018	$12.12628	$10.06836	444
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.17178	$8.99427	0
01/01/2010 to 12/31/2010	$8.99427	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	0
01/01/2012 to 12/31/2012	$9.97825	$11.22134	4,842
01/01/2013 to 12/31/2013	$11.22134	$12.91910	5,595
01/01/2014 to 12/31/2014	$12.91910	$13.60521	5,755
01/01/2015 to 12/31/2015	$13.60521	$13.32949	12,579
01/01/2016 to 12/31/2016	$13.32949	$13.88622	21,440
01/01/2017 to 12/31/2017	$13.88622	$16.08024	31,265
01/01/2018 to 12/31/2018	$16.08024	$14.74659	20,087
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.37232	$8.57302	0
01/01/2010 to 12/31/2010	$8.57302	$9.09678	0
01/01/2011 to 12/31/2011	$9.09678	$8.18270	0
01/01/2012 to 12/31/2012	$8.18270	$9.87658	38
01/01/2013 to 12/31/2013	$9.87658	$11.28094	1,177
01/01/2014 to 12/31/2014	$11.28094	$10.45830	5,285
01/01/2015 to 12/31/2015	$10.45830	$10.06541	7,770
01/01/2016 to 12/31/2016	$10.06541	$10.15840	13,345
01/01/2017 to 12/31/2017	$10.15840	$13.03844	17,596
01/01/2018 to 12/31/2018	$13.03844	$10.65367	16,625
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.29858	$10.02568	0
01/01/2010 to 12/31/2010	$10.02568	$10.65289	0
01/01/2011 to 12/31/2011	$10.65289	$10.57215	0
01/01/2012 to 12/31/2012	$10.57215	$11.58947	5,069
01/01/2013 to 12/31/2013	$11.58947	$12.74066	4,886
01/01/2014 to 12/31/2014	$12.74066	$13.30181	7,091
01/01/2015 to 12/31/2015	$13.30181	$13.14611	7,319
01/01/2016 to 12/31/2016	$13.14611	$13.51574	10,350
01/01/2017 to 12/31/2017	$13.51574	$15.00708	10,368
01/01/2018 to 12/31/2018	$15.00708	$14.09612	10,756
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08457	$10.29963	0
01/01/2010 to 12/31/2010	$10.29963	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	0
01/01/2013 to 12/31/2013	$12.90295	$17.43738	0
01/01/2014 to 12/31/2014	$17.43738	$18.90555	123
01/01/2015 to 12/31/2015	$18.90555	$20.70893	112
01/01/2016 to 12/31/2016	$20.70893	$20.20390	239
01/01/2017 to 12/31/2017	$20.20390	$27.17167	159
01/01/2018 to 12/31/2018	$27.17167	$26.46778	452

A 76

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.40005	$8.22241	0
01/01/2010 to 12/31/2010	$8.22241	$9.74903	0
01/01/2011 to 12/31/2011	$9.74903	$9.56442	2,470
01/01/2012 to 12/31/2012	$9.56442	$10.63120	16
01/01/2013 to 12/31/2013	$10.63120	$14.37959	0
01/01/2014 to 12/31/2014	$14.37959	$15.74482	918
01/01/2015 to 12/31/2015	$15.74482	$17.15902	3,508
01/01/2016 to 12/31/2016	$17.15902	$17.93663	6,527
01/01/2017 to 12/31/2017	$17.93663	$23.61802	8,926
01/01/2018 to 12/31/2018	$23.61802	$22.75449	10,392
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.15759	$9.31966	0
01/01/2010 to 12/31/2010	$9.31966	$10.33903	323
01/01/2011 to 12/31/2011	$10.33903	$9.91614	314
01/01/2012 to 12/31/2012	$9.91614	$12.08368	337
01/01/2013 to 12/31/2013	$12.08368	$15.27018	4,344
01/01/2014 to 12/31/2014	$15.27018	$15.66783	4,112
01/01/2015 to 12/31/2015	$15.66783	$15.28549	4,825
01/01/2016 to 12/31/2016	$15.28549	$16.21071	4,324
01/01/2017 to 12/31/2017	$16.21071	$19.87703	6,521
01/01/2018 to 12/31/2018	$19.87703	$17.79928	8,219
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.31108	$8.99798	0
01/01/2010 to 12/31/2010	$8.99798	$10.04775	0
01/01/2011 to 12/31/2011	$10.04775	$9.88927	0
01/01/2012 to 12/31/2012	$9.88927	$11.46400	15
01/01/2013 to 12/31/2013	$11.46400	$15.51686	6,540
01/01/2014 to 12/31/2014	$15.51686	$16.70138	2,126
01/01/2015 to 12/31/2015	$16.70138	$17.73141	5,454
01/01/2016 to 12/31/2016	$17.73141	$17.89169	9,454
01/01/2017 to 12/31/2017	$17.89169	$23.15489	10,751
01/01/2018 to 12/31/2018	$23.15489	$23.41734	13,070
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99918	$10.22213	0
01/01/2013 to 12/31/2013	$10.22213	$13.61300	0
01/01/2014 to 12/31/2014	$13.61300	$14.85534	0
01/01/2015 to 12/31/2015	$14.85534	$14.60187	0
01/01/2016 to 12/31/2016	$14.60187	$16.40135	0
01/01/2017 to 12/31/2017	$16.40135	$19.05506	0
01/01/2018 to 12/31/2018	$19.05506	$16.95049	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.86395	$8.16575	0
01/01/2010 to 12/31/2010	$8.16575	$9.97960	0
01/01/2011 to 12/31/2011	$9.97960	$9.63540	0
01/01/2012 to 12/31/2012	$9.63540	$11.17393	23
01/01/2013 to 12/31/2013	$11.17393	$15.71072	2,215
01/01/2014 to 12/31/2014	$15.71072	$17.77178	3,289
01/01/2015 to 12/31/2015	$17.77178	$16.60400	6,129
01/01/2016 to 12/31/2016	$16.60400	$19.43671	9,777
01/01/2017 to 12/31/2017	$19.43671	$21.89837	11,748
01/01/2018 to 12/31/2018	$21.89837	$18.11547	10,325

A 77

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	17
01/01/2013 to 12/31/2013	$10.37057	$12.20998	0
01/01/2014 to 12/31/2014	$12.20998	$12.71038	1,615
01/01/2015 to 12/31/2015	$12.71038	$12.42824	1,589
01/01/2016 to 12/31/2016	$12.42824	$12.83725	1,745
01/01/2017 to 12/31/2017	$12.83725	$14.80668	2,688
01/01/2018 to 12/31/2018	$14.80668	$13.44632	2,614
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.59093	$9.21761	0
01/01/2010 to 12/31/2010	$9.21761	$11.15868	0
01/01/2011 to 12/31/2011	$11.15868	$8.80869	0
01/01/2012 to 12/31/2012	$8.80869	$10.28504	0
01/01/2013 to 12/31/2013	$10.28504	$10.20593	0
01/01/2014 to 12/31/2014	$10.20593	$9.63174	0
01/01/2015 to 12/31/2015	$9.63174	$7.94129	279
01/01/2016 to 12/31/2016	$7.94129	$8.83470	270
01/01/2017 to 12/31/2017	$8.83470	$11.05480	263
01/01/2018 to 12/31/2018	$11.05480	$9.40746	254
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.57497	$10.19125	62,109
01/01/2010 to 12/31/2010	$10.19125	$11.15697	59,310
01/01/2011 to 12/31/2011	$11.15697	$11.15675	59,232
01/01/2012 to 12/31/2012	$11.15675	$12.19226	56,097
01/01/2013 to 12/31/2013	$12.19226	$13.18351	54,932
01/01/2014 to 12/31/2014	$13.18351	$13.80684	67,255
01/01/2015 to 12/31/2015	$13.80684	$13.68969	85,772
01/01/2016 to 12/31/2016	$13.68969	$14.30327	117,927
01/01/2017 to 12/31/2017	$14.30327	$15.59655	111,480
01/01/2018 to 12/31/2018	$15.59655	$15.00285	131,207
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.56949	$8.19394	1,599
01/01/2010 to 12/31/2010	$8.19394	$9.65573	1,599
01/01/2011 to 12/31/2011	$9.65573	$8.96603	1,599
01/01/2012 to 12/31/2012	$8.96603	$10.02421	2,311
01/01/2013 to 12/31/2013	$10.02421	$11.61472	3,986
01/01/2014 to 12/31/2014	$11.61472	$12.55744	33,927
01/01/2015 to 12/31/2015	$12.55744	$12.35696	57,879
01/01/2016 to 12/31/2016	$12.35696	$13.46983	58,768
01/01/2017 to 12/31/2017	$13.46983	$15.48350	86,855
01/01/2018 to 12/31/2018	$15.48350	$14.16509	96,986
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.73020	0
01/01/2014 to 12/31/2014	$11.73020	$13.38423	0
01/01/2015 to 12/31/2015	$13.38423	$13.45615	0
01/01/2016 to 12/31/2016	$13.45615	$14.76943	0
01/01/2017 to 12/31/2017	$14.76943	$17.75463	0
01/01/2018 to 12/31/2018	$17.75463	$16.32087	0

A 78

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.29304	$7.59041	1,645
01/01/2010 to 12/31/2010	$7.59041	$8.64622	1,594
01/01/2011 to 12/31/2011	$8.64622	$8.85664	1,546
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,532
01/01/2013 to 12/31/2013	$10.41779	$13.65949	2,489
01/01/2014 to 12/31/2014	$13.65949	$15.85219	3,284
01/01/2015 to 12/31/2015	$15.85219	$16.17865	3,413
01/01/2016 to 12/31/2016	$16.17865	$18.39686	7,896
01/01/2017 to 12/31/2017	$18.39686	$22.26804	10,039
01/01/2018 to 12/31/2018	$22.26804	$20.23491	10,090
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	0
01/01/2013 to 12/31/2013	$10.01604	$12.13798	0
01/01/2014 to 12/31/2014	$12.13798	$12.79898	233
01/01/2015 to 12/31/2015	$12.79898	$12.69136	925
01/01/2016 to 12/31/2016	$12.69136	$13.36031	493
01/01/2017 to 12/31/2017	$13.36031	$15.63441	8,285
01/01/2018 to 12/31/2018	$15.63441	$14.46842	14,417
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.37971	$9.01552	0
01/01/2010 to 12/31/2010	$9.01552	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	2,230
01/01/2012 to 12/31/2012	$9.71160	$10.60403	9,000
01/01/2013 to 12/31/2013	$10.60403	$11.80510	15,625
01/01/2014 to 12/31/2014	$11.80510	$12.28896	17,952
01/01/2015 to 12/31/2015	$12.28896	$12.14719	39,609
01/01/2016 to 12/31/2016	$12.14719	$12.60617	70,738
01/01/2017 to 12/31/2017	$12.60617	$14.50774	72,137
01/01/2018 to 12/31/2018	$14.50774	$13.22832	62,479
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.04442	$7.93932	0
01/01/2010 to 12/31/2010	$7.93932	$10.41905	364
01/01/2011 to 12/31/2011	$10.41905	$8.96343	354
01/01/2012 to 12/31/2012	$8.96343	$10.65604	369
01/01/2013 to 12/31/2013	$10.65604	$14.85632	1,278
01/01/2014 to 12/31/2014	$14.85632	$15.43593	1,968
01/01/2015 to 12/31/2015	$15.43593	$15.48715	5,973
01/01/2016 to 12/31/2016	$15.48715	$16.51462	7,456
01/01/2017 to 12/31/2017	$16.51462	$20.87920	8,751
01/01/2018 to 12/31/2018	$20.87920	$18.42985	10,952
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73693	$8.93194	0
01/01/2010 to 12/31/2010	$8.93194	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	0
01/01/2012 to 12/31/2012	$11.82778	$13.13644	0
01/01/2013 to 12/31/2013	$13.13644	$17.58113	0
01/01/2014 to 12/31/2014	$17.58113	$18.07191	1,089
01/01/2015 to 12/31/2015	$18.07191	$18.03357	1,176
01/01/2016 to 12/31/2016	$18.03357	$20.01168	1,411
01/01/2017 to 12/31/2017	$20.01168	$24.55270	1,295
01/01/2018 to 12/31/2018	$24.55270	$22.26553	1,222

A 79

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.56669	$8.25723	0
01/01/2010 to 12/31/2010	$8.25723	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	0
01/01/2012 to 12/31/2012	$9.58913	$11.21832	23
01/01/2013 to 12/31/2013	$11.21832	$15.26149	3,645
01/01/2014 to 12/31/2014	$15.26149	$15.90635	1,575
01/01/2015 to 12/31/2015	$15.90635	$15.07015	2,752
01/01/2016 to 12/31/2016	$15.07015	$19.27868	5,117
01/01/2017 to 12/31/2017	$19.27868	$20.49063	3,630
01/01/2018 to 12/31/2018	$20.49063	$16.82275	5,368
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.75653	$9.53361	0
01/01/2010 to 12/31/2010	$9.53361	$10.52807	2,184
01/01/2011 to 12/31/2011	$10.52807	$10.63067	3,039
01/01/2012 to 12/31/2012	$10.63067	$11.94592	23,637
01/01/2013 to 12/31/2013	$11.94592	$13.81861	32,182
01/01/2014 to 12/31/2014	$13.81861	$14.48626	39,114
01/01/2015 to 12/31/2015	$14.48626	$14.34890	45,867
01/01/2016 to 12/31/2016	$14.34890	$15.27883	82,583
01/01/2017 to 12/31/2017	$15.27883	$17.45860	102,240
01/01/2018 to 12/31/2018	$17.45860	$16.36414	98,803
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43744	$9.77555	0
01/01/2010 to 12/31/2010	$9.77555	$11.20897	0
01/01/2011 to 12/31/2011	$11.20897	$10.91000	0
01/01/2012 to 12/31/2012	$10.91000	$12.70117	0
01/01/2013 to 12/31/2013	$12.70117	$18.11188	1,087
01/01/2014 to 12/31/2014	$18.11188	$19.42910	5,419
01/01/2015 to 12/31/2015	$19.42910	$21.08029	9,928
01/01/2016 to 12/31/2016	$21.08029	$21.43515	9,524
01/01/2017 to 12/31/2017	$21.43515	$29.26401	9,793
01/01/2018 to 12/31/2018	$29.26401	$30.09300	4,083
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.32963	$7.41124	0
01/01/2010 to 12/31/2010	$7.41124	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	0
01/01/2012 to 12/31/2012	$8.12903	$9.12709	19
01/01/2013 to 12/31/2013	$9.12709	$12.16608	1,169
01/01/2014 to 12/31/2014	$12.16608	$12.23327	2,902
01/01/2015 to 12/31/2015	$12.23327	$11.37778	2,087
01/01/2016 to 12/31/2016	$11.37778	$11.95569	1,841
01/01/2017 to 12/31/2017	$11.95569	$13.79697	2,603
01/01/2018 to 12/31/2018	$13.79697	$12.33326	8,386
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.90317	$10.20784	0
01/01/2010 to 12/31/2010	$10.20784	$12.17409	878
01/01/2011 to 12/31/2011	$12.17409	$10.25550	854
01/01/2012 to 12/31/2012	$10.25550	$10.52125	853
01/01/2013 to 12/31/2013	$10.52125	$12.01930	4,036
01/01/2014 to 12/31/2014	$12.01930	$10.90540	3,053
01/01/2015 to 12/31/2015	$10.90540	$8.71869	2,325
01/01/2016 to 12/31/2016	$8.71869	$10.75741	5,898
01/01/2017 to 12/31/2017	$10.75741	$11.74892	6,098
01/01/2018 to 12/31/2018	$11.74892	$9.69486	6,071

A 80

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.36499	$11.50569	0
01/01/2010 to 12/31/2010	$11.50569	$12.04612	0
01/01/2011 to 12/31/2011	$12.04612	$12.41886	0
01/01/2012 to 12/31/2012	$12.41886	$12.93840	13
01/01/2013 to 12/31/2013	$12.93840	$12.32953	189
01/01/2014 to 12/31/2014	$12.32953	$12.27550	138
01/01/2015 to 12/31/2015	$12.27550	$11.59268	1,867
01/01/2016 to 12/31/2016	$11.59268	$11.97824	1,972
01/01/2017 to 12/31/2017	$11.97824	$12.10197	2,442
01/01/2018 to 12/31/2018	$12.10197	$12.22110	4,242
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.19415	$8.51751	0
01/01/2010 to 12/31/2010	$8.51751	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	0
01/01/2012 to 12/31/2012	$9.96483	$11.68256	23
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,856
01/01/2014 to 12/31/2014	$15.31633	$17.43481	2,771
01/01/2015 to 12/31/2015	$17.43481	$16.12146	4,122
01/01/2016 to 12/31/2016	$16.12146	$18.19606	3,010
01/01/2017 to 12/31/2017	$18.19606	$21.35480	2,866
01/01/2018 to 12/31/2018	$21.35480	$17.64836	1,679
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.31035	$8.02421	0
01/01/2010 to 12/31/2010	$8.02421	$9.10752	0
01/01/2011 to 12/31/2011	$9.10752	$8.70580	0
01/01/2012 to 12/31/2012	$8.70580	$9.56832	35
01/01/2013 to 12/31/2013	$9.56832	$11.41596	0
01/01/2014 to 12/31/2014	$11.41596	$11.92516	4,247
01/01/2015 to 12/31/2015	$11.92516	$11.73237	5,333
01/01/2016 to 12/31/2016	$11.73237	$12.37437	11,290
01/01/2017 to 12/31/2017	$12.37437	$13.91758	15,663
01/01/2018 to 12/31/2018	$13.91758	$13.09050	9,817
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.37351	$10.35999	0
01/01/2010 to 12/31/2010	$10.35999	$11.05727	0
01/01/2011 to 12/31/2011	$11.05727	$11.60740	0
01/01/2012 to 12/31/2012	$11.60740	$12.39484	1,828
01/01/2013 to 12/31/2013	$12.39484	$12.08896	1,727
01/01/2014 to 12/31/2014	$12.08896	$12.83064	1,641
01/01/2015 to 12/31/2015	$12.83064	$12.86080	2,675
01/01/2016 to 12/31/2016	$12.86080	$13.38950	3,385
01/01/2017 to 12/31/2017	$13.38950	$14.09350	3,999
01/01/2018 to 12/31/2018	$14.09350	$13.63727	16,922
*Denotes the start date of these sub-accounts

A 81

PREMIER L SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.75%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.58029	$9.26448	799,056
01/01/2010 to 12/31/2010	$9.26448	$10.19462	806,904
01/01/2011 to 12/31/2011	$10.19462	$9.75312	722,709
01/01/2012 to 12/31/2012	$9.75312	$10.78971	726,773
01/01/2013 to 12/31/2013	$10.78971	$11.66170	713,714
01/01/2014 to 12/31/2014	$11.66170	$11.89871	681,328
01/01/2015 to 12/31/2015	$11.89871	$11.31759	530,268
01/01/2016 to 12/31/2016	$11.31759	$11.82816	490,152
01/01/2017 to 12/31/2017	$11.82816	$13.08827	453,416
01/01/2018 to 12/31/2018	$13.08827	$11.81548	335,490
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.78498	$9.65571	369,600
01/01/2010 to 12/31/2010	$9.65571	$10.79033	438,441
01/01/2011 to 12/31/2011	$10.79033	$10.61693	400,750
01/01/2012 to 12/31/2012	$10.61693	$11.85825	422,294
01/01/2013 to 12/31/2013	$11.85825	$13.58391	421,754
01/01/2014 to 12/31/2014	$13.58391	$14.16565	399,877
01/01/2015 to 12/31/2015	$14.16565	$14.03379	380,925
01/01/2016 to 12/31/2016	$14.03379	$14.77312	381,106
01/01/2017 to 12/31/2017	$14.77312	$16.97741	162,292
01/01/2018 to 12/31/2018	$16.97741	$15.70170	148,394
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99857	$11.63159	0
01/01/2014 to 12/31/2014	$11.63159	$12.93693	0
01/01/2015 to 12/31/2015	$12.93693	$12.93406	0
01/01/2016 to 12/31/2016	$12.93406	$14.07266	0
01/01/2017 to 12/31/2017	$14.07266	$16.89288	0
01/01/2018 to 12/31/2018	$16.89288	$15.25031	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.88566	$9.55557	575,103
01/01/2010 to 12/31/2010	$9.55557	$10.54773	604,407
01/01/2011 to 12/31/2011	$10.54773	$10.24057	536,225
01/01/2012 to 12/31/2012	$10.24057	$11.31975	569,835
01/01/2013 to 12/31/2013	$11.31975	$13.08835	515,247
01/01/2014 to 12/31/2014	$13.08835	$13.70209	492,444
01/01/2015 to 12/31/2015	$13.70209	$13.53054	467,715
01/01/2016 to 12/31/2016	$13.53054	$14.13578	438,412
01/01/2017 to 12/31/2017	$14.13578	$15.96415	425,431
01/01/2018 to 12/31/2018	$15.96415	$14.91406	324,490
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99857	$9.16255	0
01/01/2012 to 12/31/2012	$9.16255	$10.07596	0
01/01/2013 to 12/31/2013	$10.07596	$10.97739	0
01/01/2014 to 12/31/2014	$10.97739	$11.31669	0
01/01/2015 to 12/31/2015	$11.31669	$10.78833	2,123
01/01/2016 to 12/31/2016	$10.78833	$11.34118	1,806
01/01/2017 to 12/31/2017	$11.34118	$12.55240	0
01/01/2018 to 12/31/2018	$12.55240	$11.68418	0

A 82

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.60295	$11.48658	1,620
01/01/2010 to 12/31/2010	$11.48658	$11.72926	6,589
01/01/2011 to 12/31/2011	$11.72926	$11.78694	24,934
01/01/2012 to 12/31/2012	$11.78694	$12.12782	26,303
01/01/2013 to 12/31/2013	$12.12782	$11.66008	25,797
01/01/2014 to 12/31/2014	$11.66008	$11.44852	22,559
01/01/2015 to 12/31/2015	$11.44852	$11.30598	19,561
01/01/2016 to 12/31/2016	$11.30598	$11.29361	15,871
01/01/2017 to 12/31/2017	$11.29361	$11.28886	14,544
01/01/2018 to 12/31/2018	$11.28886	$11.17638	10,013
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.52960	$12.05880	65,080
01/01/2010 to 12/31/2010	$12.05880	$12.76610	63,030
01/01/2011 to 12/31/2011	$12.76610	$12.94556	49,106
01/01/2012 to 12/31/2012	$12.94556	$13.90862	51,251
01/01/2013 to 12/31/2013	$13.90862	$13.41826	55,498
01/01/2014 to 12/31/2014	$13.41826	$13.74548	50,844
01/01/2015 to 12/31/2015	$13.74548	$13.22431	46,594
01/01/2016 to 12/31/2016	$13.22431	$13.54685	43,146
01/01/2017 to 12/31/2017	$13.54685	$13.89515	47,710
01/01/2018 to 12/31/2018	$13.89515	$13.56477	42,600
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.04396	$11.12056	0
01/01/2010 to 12/31/2010	$11.12056	$12.15179	0
01/01/2011 to 12/31/2011	$12.15179	$13.56492	0
01/01/2012 to 12/31/2012	$13.56492	$14.09333	0
01/01/2013 to 12/31/2013	$14.09333	$13.41564	0
01/01/2014 to 12/31/2014	$13.41564	$13.53594	0
01/01/2015 to 12/31/2015	$13.53594	$13.41092	0
01/01/2016 to 12/31/2016	$13.41092	$13.39292	0
01/01/2017 to 12/31/2017	$13.39292	$13.25685	0
01/01/2018 to 12/31/2018	$13.25685	$13.12586	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.11286	$10.98780	0
01/01/2010 to 12/31/2010	$10.98780	$12.02578	0
01/01/2011 to 12/31/2011	$12.02578	$13.70693	0
01/01/2012 to 12/31/2012	$13.70693	$14.26024	0
01/01/2013 to 12/31/2013	$14.26024	$13.33784	0
01/01/2014 to 12/31/2014	$13.33784	$13.66734	0
01/01/2015 to 12/31/2015	$13.66734	$13.57611	0
01/01/2016 to 12/31/2016	$13.57611	$13.53613	0
01/01/2017 to 12/31/2017	$13.53613	$13.40522	0
01/01/2018 to 12/31/2018	$13.40522	$13.24779	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99905	$8.79604	0
01/01/2010 to 12/31/2010	$8.79604	$9.66876	1,486
01/01/2011 to 12/31/2011	$9.66876	$11.27734	0
01/01/2012 to 12/31/2012	$11.27734	$11.78346	0
01/01/2013 to 12/31/2013	$11.78346	$10.82629	0
01/01/2014 to 12/31/2014	$10.82629	$11.29551	0
01/01/2015 to 12/31/2015	$11.29551	$11.27065	0
01/01/2016 to 12/31/2016	$11.27065	$11.29383	0
01/01/2017 to 12/31/2017	$11.29383	$11.19829	0
01/01/2018 to 12/31/2018	$11.19829	$11.03709	0

A 83

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99810	$11.01729	6,259
01/01/2011 to 12/31/2011	$11.01729	$13.02623	23,762
01/01/2012 to 12/31/2012	$13.02623	$13.67162	11,015
01/01/2013 to 12/31/2013	$13.67162	$12.49582	229
01/01/2014 to 12/31/2014	$12.49582	$13.22419	198
01/01/2015 to 12/31/2015	$13.22419	$13.22852	227
01/01/2016 to 12/31/2016	$13.22852	$13.26576	218
01/01/2017 to 12/31/2017	$13.26576	$13.24420	230
01/01/2018 to 12/31/2018	$13.24420	$13.02403	228
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99857	$12.03025	34,654
01/01/2012 to 12/31/2012	$12.03025	$12.51433	33,539
01/01/2013 to 12/31/2013	$12.51433	$11.10044	0
01/01/2014 to 12/31/2014	$11.10044	$12.04074	0
01/01/2015 to 12/31/2015	$12.04074	$12.08175	0
01/01/2016 to 12/31/2016	$12.08175	$12.09126	0
01/01/2017 to 12/31/2017	$12.09126	$12.07022	0
01/01/2018 to 12/31/2018	$12.07022	$11.84404	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99810	$10.40740	3,259
01/01/2013 to 12/31/2013	$10.40740	$9.18516	43,943
01/01/2014 to 12/31/2014	$9.18516	$10.16623	18,561
01/01/2015 to 12/31/2015	$10.16623	$10.26182	0
01/01/2016 to 12/31/2016	$10.26182	$10.27831	0
01/01/2017 to 12/31/2017	$10.27831	$10.27325	0
01/01/2018 to 12/31/2018	$10.27325	$10.06888	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99905	$8.75667	59,163
01/01/2014 to 12/31/2014	$8.75667	$9.86176	23,209
01/01/2015 to 12/31/2015	$9.86176	$9.96747	0
01/01/2016 to 12/31/2016	$9.96747	$9.98311	0
01/01/2017 to 12/31/2017	$9.98311	$9.97694	0
01/01/2018 to 12/31/2018	$9.97694	$9.74124	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99905	$11.31222	20,784
01/01/2015 to 12/31/2015	$11.31222	$11.33979	45,001
01/01/2016 to 12/31/2016	$11.33979	$11.42066	0
01/01/2017 to 12/31/2017	$11.42066	$11.43018	0
01/01/2018 to 12/31/2018	$11.43018	$11.15003	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99905	$9.94591	38,866
01/01/2016 to 12/31/2016	$9.94591	$9.97813	42,756
01/01/2017 to 12/31/2017	$9.97813	$10.04433	31,950
01/01/2018 to 12/31/2018	$10.04433	$9.76798	39,523
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99810	$9.88741	65,714
01/01/2017 to 12/31/2017	$9.88741	$9.97864	10,961
01/01/2018 to 12/31/2018	$9.97864	$9.68275	11,035
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99810	$10.04467	0
01/01/2018 to 12/31/2018	$10.04467	$9.66820	3,469
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99810	$9.66979	0

A 84

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.30917	$9.00313	451,541
01/01/2010 to 12/31/2010	$9.00313	$10.03170	499,833
01/01/2011 to 12/31/2011	$10.03170	$9.62010	399,272
01/01/2012 to 12/31/2012	$9.62010	$10.75186	412,909
01/01/2013 to 12/31/2013	$10.75186	$12.96360	408,166
01/01/2014 to 12/31/2014	$12.96360	$13.63181	400,277
01/01/2015 to 12/31/2015	$13.63181	$13.46876	357,907
01/01/2016 to 12/31/2016	$13.46876	$14.14249	299,170
01/01/2017 to 12/31/2017	$14.14249	$16.38656	275,108
01/01/2018 to 12/31/2018	$16.38656	$15.10184	234,780
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99857	$11.65594	0
01/01/2014 to 12/31/2014	$11.65594	$13.01454	451
01/01/2015 to 12/31/2015	$13.01454	$12.33375	278
01/01/2016 to 12/31/2016	$12.33375	$13.92760	410
01/01/2017 to 12/31/2017	$13.92760	$16.20788	383
01/01/2018 to 12/31/2018	$16.20788	$15.16855	236
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.08313	$7.88735	165
01/01/2010 to 12/31/2010	$7.88735	$9.97588	278
01/01/2011 to 12/31/2011	$9.97588	$10.45070	470
01/01/2012 to 12/31/2012	$10.45070	$11.84713	1,972
01/01/2013 to 12/31/2013	$11.84713	$12.00823	2,024
01/01/2014 to 12/31/2014	$12.00823	$15.45011	1,836
01/01/2015 to 12/31/2015	$15.45011	$15.91989	2,747
01/01/2016 to 12/31/2016	$15.91989	$16.40008	2,635
01/01/2017 to 12/31/2017	$16.40008	$17.12535	2,255
01/01/2018 to 12/31/2018	$17.12535	$16.02897	1,965
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.22737	$8.79712	241,871
01/01/2010 to 12/31/2010	$8.79712	$9.88773	247,345
01/01/2011 to 12/31/2011	$9.88773	$9.57167	219,031
01/01/2012 to 12/31/2012	$9.57167	$10.40722	208,997
01/01/2013 to 12/31/2013	$10.40722	$11.73797	191,915
01/01/2014 to 12/31/2014	$11.73797	$11.89971	177,210
01/01/2015 to 12/31/2015	$11.89971	$11.81091	163,750
01/01/2016 to 12/31/2016	$11.81091	$12.10197	157,454
01/01/2017 to 12/31/2017	$12.10197	$13.85359	148,135
01/01/2018 to 12/31/2018	$13.85359	$12.55958	134,097
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.11150	$8.11460	0
01/01/2010 to 12/31/2010	$8.11460	$9.58600	0
01/01/2011 to 12/31/2011	$9.58600	$8.94656	0
01/01/2012 to 12/31/2012	$8.94656	$11.14928	0
01/01/2013 to 12/31/2013	$11.14928	$11.43388	0
01/01/2014 to 12/31/2014	$11.43388	$12.80175	0
01/01/2015 to 12/31/2015	$12.80175	$12.57027	0
01/01/2016 to 12/31/2016	$12.57027	$12.46508	0
01/01/2017 to 12/31/2017	$12.46508	$13.58499	0
01/01/2018 to 12/31/2018	$13.58499	$12.72136	0

A 85

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.64269	$7.78118	12,477
01/01/2010 to 12/31/2010	$7.78118	$8.63286	12,151
01/01/2011 to 12/31/2011	$8.63286	$8.01634	6,868
01/01/2012 to 12/31/2012	$8.01634	$9.42776	6,281
01/01/2013 to 12/31/2013	$9.42776	$12.37349	21,286
01/01/2014 to 12/31/2014	$12.37349	$13.75771	22,412
01/01/2015 to 12/31/2015	$13.75771	$12.89618	22,889
01/01/2016 to 12/31/2016	$12.89618	$14.13769	21,802
01/01/2017 to 12/31/2017	$14.13769	$15.24939	21,877
01/01/2018 to 12/31/2018	$15.24939	$13.70785	20,802
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73180	$10.39351	4,065
01/01/2010 to 12/31/2010	$10.39351	$12.24001	4,433
01/01/2011 to 12/31/2011	$12.24001	$11.67165	3,430
01/01/2012 to 12/31/2012	$11.67165	$13.72046	5,798
01/01/2013 to 12/31/2013	$13.72046	$17.82536	5,597
01/01/2014 to 12/31/2014	$17.82536	$19.53827	7,338
01/01/2015 to 12/31/2015	$19.53827	$18.11048	9,245
01/01/2016 to 12/31/2016	$18.11048	$18.09234	8,939
01/01/2017 to 12/31/2017	$18.09234	$22.59920	8,527
01/01/2018 to 12/31/2018	$22.59920	$21.24248	8,222
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.61215	$9.23061	100,308
01/01/2010 to 12/31/2010	$9.23061	$10.12402	106,820
01/01/2011 to 12/31/2011	$10.12402	$9.89972	99,903
01/01/2012 to 12/31/2012	$9.89972	$10.71473	107,626
01/01/2013 to 12/31/2013	$10.71473	$11.56473	108,322
01/01/2014 to 12/31/2014	$11.56473	$11.82516	107,579
01/01/2015 to 12/31/2015	$11.82516	$11.51605	100,645
01/01/2016 to 12/31/2016	$11.51605	$11.91324	94,936
01/01/2017 to 12/31/2017	$11.91324	$13.14709	70,810
01/01/2018 to 12/31/2018	$13.14709	$12.00784	51,266
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.63699	$9.52067	1,582
01/01/2010 to 12/31/2010	$9.52067	$11.86158	2,472
01/01/2011 to 12/31/2011	$11.86158	$11.80975	2,405
01/01/2012 to 12/31/2012	$11.80975	$13.42742	4,771
01/01/2013 to 12/31/2013	$13.42742	$18.31854	4,532
01/01/2014 to 12/31/2014	$18.31854	$19.29943	6,520
01/01/2015 to 12/31/2015	$19.29943	$17.92539	6,985
01/01/2016 to 12/31/2016	$17.92539	$21.90098	5,708
01/01/2017 to 12/31/2017	$21.90098	$24.14873	6,177
01/01/2018 to 12/31/2018	$24.14873	$20.39337	5,263
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.59840	$10.44180	23,672
01/01/2010 to 12/31/2010	$10.44180	$10.26477	24,268
01/01/2011 to 12/31/2011	$10.26477	$10.09057	27,101
01/01/2012 to 12/31/2012	$10.09057	$9.91778	25,244
01/01/2013 to 12/31/2013	$9.91778	$9.74711	32,696
01/01/2014 to 12/31/2014	$9.74711	$9.57930	30,007
01/01/2015 to 12/31/2015	$9.57930	$9.41473	20,707
01/01/2016 to 12/31/2016	$9.41473	$9.25340	18,963
01/01/2017 to 12/31/2017	$9.25340	$9.12558	16,961
01/01/2018 to 12/31/2018	$9.12558	$9.08439	6,330

A 86

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.78400	$10.37011	7,853
01/01/2010 to 12/31/2010	$10.37011	$11.56763	6,755
01/01/2011 to 12/31/2011	$11.56763	$11.72970	5,559
01/01/2012 to 12/31/2012	$11.72970	$13.12705	5,498
01/01/2013 to 12/31/2013	$13.12705	$13.82773	5,372
01/01/2014 to 12/31/2014	$13.82773	$13.93758	5,179
01/01/2015 to 12/31/2015	$13.93758	$13.20972	2,853
01/01/2016 to 12/31/2016	$13.20972	$14.98190	2,610
01/01/2017 to 12/31/2017	$14.98190	$15.82500	2,737
01/01/2018 to 12/31/2018	$15.82500	$15.24253	2,451
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.03521	$7.08407	4,584
01/01/2010 to 12/31/2010	$7.08407	$7.87845	4,425
01/01/2011 to 12/31/2011	$7.87845	$7.41911	0
01/01/2012 to 12/31/2012	$7.41911	$8.52255	0
01/01/2013 to 12/31/2013	$8.52255	$11.71491	899
01/01/2014 to 12/31/2014	$11.71491	$13.09615	1,121
01/01/2015 to 12/31/2015	$13.09615	$11.86233	0
01/01/2016 to 12/31/2016	$11.86233	$13.97729	0
01/01/2017 to 12/31/2017	$13.97729	$16.37414	0
01/01/2018 to 12/31/2018	$16.37414	$13.81364	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.06655	$8.06631	926
01/01/2010 to 12/31/2010	$8.06631	$9.07693	924
01/01/2011 to 12/31/2011	$9.07693	$7.76802	923
01/01/2012 to 12/31/2012	$7.76802	$9.18910	1,551
01/01/2013 to 12/31/2013	$9.18910	$10.75208	5,965
01/01/2014 to 12/31/2014	$10.75208	$9.98329	6,634
01/01/2015 to 12/31/2015	$9.98329	$10.12041	5,005
01/01/2016 to 12/31/2016	$10.12041	$9.57095	5,055
01/01/2017 to 12/31/2017	$9.57095	$12.73918	4,198
01/01/2018 to 12/31/2018	$12.73918	$10.84999	4,276
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.92187	$8.87760	525
01/01/2010 to 12/31/2010	$8.87760	$9.69193	170
01/01/2011 to 12/31/2011	$9.69193	$8.33006	169
01/01/2012 to 12/31/2012	$8.33006	$9.55185	176
01/01/2013 to 12/31/2013	$9.55185	$11.21503	103
01/01/2014 to 12/31/2014	$11.21503	$10.28322	114
01/01/2015 to 12/31/2015	$10.28322	$10.18895	112
01/01/2016 to 12/31/2016	$10.18895	$10.07217	117
01/01/2017 to 12/31/2017	$10.07217	$12.15776	105
01/01/2018 to 12/31/2018	$12.15776	$10.01960	5,487
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.72532	$11.73237	118,263
01/01/2010 to 12/31/2010	$11.73237	$12.77720	87,294
01/01/2011 to 12/31/2011	$12.77720	$14.12060	371,651
01/01/2012 to 12/31/2012	$14.12060	$15.18209	158,120
01/01/2013 to 12/31/2013	$15.18209	$14.44607	38,786
01/01/2014 to 12/31/2014	$14.44607	$15.15307	45,461
01/01/2015 to 12/31/2015	$15.15307	$15.06717	98,103
01/01/2016 to 12/31/2016	$15.06717	$15.43117	111,600
01/01/2017 to 12/31/2017	$15.43117	$15.82049	74,441
01/01/2018 to 12/31/2018	$15.82049	$15.50546	230,963

A 87

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.13625	$8.88380	3,054
01/01/2010 to 12/31/2010	$8.88380	$9.93736	3,349
01/01/2011 to 12/31/2011	$9.93736	$9.71107	2,618
01/01/2012 to 12/31/2012	$9.71107	$10.84004	14,105
01/01/2013 to 12/31/2013	$10.84004	$12.38828	19,651
01/01/2014 to 12/31/2014	$12.38828	$12.95014	5,933
01/01/2015 to 12/31/2015	$12.95014	$12.59413	6,917
01/01/2016 to 12/31/2016	$12.59413	$13.02377	5,325
01/01/2017 to 12/31/2017	$13.02377	$14.97074	4,000
01/01/2018 to 12/31/2018	$14.97074	$13.62729	3,966
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.55421	$8.75281	12,553
01/01/2010 to 12/31/2010	$8.75281	$9.21909	8,811
01/01/2011 to 12/31/2011	$9.21909	$8.23160	6,958
01/01/2012 to 12/31/2012	$8.23160	$9.86225	8,978
01/01/2013 to 12/31/2013	$9.86225	$11.18153	9,177
01/01/2014 to 12/31/2014	$11.18153	$10.28971	8,234
01/01/2015 to 12/31/2015	$10.28971	$9.83010	8,066
01/01/2016 to 12/31/2016	$9.83010	$9.84804	6,526
01/01/2017 to 12/31/2017	$9.84804	$12.54724	8,224
01/01/2018 to 12/31/2018	$12.54724	$10.17633	12,807
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.54506	$10.24727	340,120
01/01/2010 to 12/31/2010	$10.24727	$10.80817	395,985
01/01/2011 to 12/31/2011	$10.80817	$10.64726	356,253
01/01/2012 to 12/31/2012	$10.64726	$11.58557	399,903
01/01/2013 to 12/31/2013	$11.58557	$12.64248	355,177
01/01/2014 to 12/31/2014	$12.64248	$13.10208	345,687
01/01/2015 to 12/31/2015	$13.10208	$12.85331	329,147
01/01/2016 to 12/31/2016	$12.85331	$13.11758	321,729
01/01/2017 to 12/31/2017	$13.11758	$14.45792	117,457
01/01/2018 to 12/31/2018	$14.45792	$13.47959	96,357
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08396	$10.28967	0
01/01/2010 to 12/31/2010	$10.28967	$11.25705	0
01/01/2011 to 12/31/2011	$11.25705	$11.13692	0
01/01/2012 to 12/31/2012	$11.13692	$12.60745	0
01/01/2013 to 12/31/2013	$12.60745	$16.91249	0
01/01/2014 to 12/31/2014	$16.91249	$18.20134	0
01/01/2015 to 12/31/2015	$18.20134	$19.79057	77
01/01/2016 to 12/31/2016	$19.79057	$19.16604	0
01/01/2017 to 12/31/2017	$19.16604	$25.58658	705
01/01/2018 to 12/31/2018	$25.58658	$24.73901	509
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.38917	$8.14798	5,625
01/01/2010 to 12/31/2010	$8.14798	$9.58964	5,074
01/01/2011 to 12/31/2011	$9.58964	$9.33879	4,654
01/01/2012 to 12/31/2012	$9.33879	$10.30371	5,667
01/01/2013 to 12/31/2013	$10.30371	$13.83409	3,842
01/01/2014 to 12/31/2014	$13.83409	$15.03587	10,381
01/01/2015 to 12/31/2015	$15.03587	$16.26566	13,198
01/01/2016 to 12/31/2016	$16.26566	$16.87788	12,687
01/01/2017 to 12/31/2017	$16.87788	$22.06074	13,169
01/01/2018 to 12/31/2018	$22.06074	$21.09654	12,132

A 88

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.74226	$10.00657	1,464
01/01/2010 to 12/31/2010	$10.00657	$11.01926	2,575
01/01/2011 to 12/31/2011	$11.01926	$10.49074	1,566
01/01/2012 to 12/31/2012	$10.49074	$12.68948	2,928
01/01/2013 to 12/31/2013	$12.68948	$15.91756	6,288
01/01/2014 to 12/31/2014	$15.91756	$16.21177	6,694
01/01/2015 to 12/31/2015	$16.21177	$15.69952	6,577
01/01/2016 to 12/31/2016	$15.69952	$16.52739	6,188
01/01/2017 to 12/31/2017	$16.52739	$20.11644	5,588
01/01/2018 to 12/31/2018	$20.11644	$17.88006	8,575
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.35047	$8.97986	3,172
01/01/2010 to 12/31/2010	$8.97986	$9.95374	5,925
01/01/2011 to 12/31/2011	$9.95374	$9.72471	4,461
01/01/2012 to 12/31/2012	$9.72471	$11.19006	5,736
01/01/2013 to 12/31/2013	$11.19006	$15.03451	7,368
01/01/2014 to 12/31/2014	$15.03451	$16.06290	6,558
01/01/2015 to 12/31/2015	$16.06290	$16.92789	4,385
01/01/2016 to 12/31/2016	$16.92789	$16.95539	3,967
01/01/2017 to 12/31/2017	$16.95539	$21.78192	3,444
01/01/2018 to 12/31/2018	$21.78192	$21.86545	4,440
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99858	$10.19406	0
01/01/2013 to 12/31/2013	$10.19406	$13.47564	0
01/01/2014 to 12/31/2014	$13.47564	$14.59708	0
01/01/2015 to 12/31/2015	$14.59708	$14.24224	2,243
01/01/2016 to 12/31/2016	$14.24224	$15.87985	1,267
01/01/2017 to 12/31/2017	$15.87985	$18.31372	3,401
01/01/2018 to 12/31/2018	$18.31372	$16.17036	6,451
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.84357	$8.07728	5,882
01/01/2010 to 12/31/2010	$8.07728	$9.79886	5,031
01/01/2011 to 12/31/2011	$9.79886	$9.39128	3,529
01/01/2012 to 12/31/2012	$9.39128	$10.81040	5,606
01/01/2013 to 12/31/2013	$10.81040	$15.08767	8,181
01/01/2014 to 12/31/2014	$15.08767	$16.94131	7,634
01/01/2015 to 12/31/2015	$16.94131	$15.71136	10,095
01/01/2016 to 12/31/2016	$15.71136	$18.25670	10,679
01/01/2017 to 12/31/2017	$18.25670	$20.41774	9,685
01/01/2018 to 12/31/2018	$20.41774	$16.76528	10,925
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99858	$10.31874	8,557
01/01/2013 to 12/31/2013	$10.31874	$12.05951	7,947
01/01/2014 to 12/31/2014	$12.05951	$12.46114	7,536
01/01/2015 to 12/31/2015	$12.46114	$12.09476	5,169
01/01/2016 to 12/31/2016	$12.09476	$12.40090	4,850
01/01/2017 to 12/31/2017	$12.40090	$14.19830	3,335
01/01/2018 to 12/31/2018	$14.19830	$12.79819	4,944

A 89

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.57216	$9.11891	5,826
01/01/2010 to 12/31/2010	$9.11891	$10.95795	8,612
01/01/2011 to 12/31/2011	$10.95795	$8.58654	7,077
01/01/2012 to 12/31/2012	$8.58654	$9.95162	10,682
01/01/2013 to 12/31/2013	$9.95162	$9.80229	12,255
01/01/2014 to 12/31/2014	$9.80229	$9.18246	11,656
01/01/2015 to 12/31/2015	$9.18246	$7.51497	8,820
01/01/2016 to 12/31/2016	$7.51497	$8.29895	6,077
01/01/2017 to 12/31/2017	$8.29895	$10.30803	5,960
01/01/2018 to 12/31/2018	$10.30803	$8.70687	9,002
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.80243	$10.38444	312,015
01/01/2010 to 12/31/2010	$10.38444	$11.28481	302,437
01/01/2011 to 12/31/2011	$11.28481	$11.20146	269,971
01/01/2012 to 12/31/2012	$11.20146	$12.15069	310,299
01/01/2013 to 12/31/2013	$12.15069	$13.04183	302,498
01/01/2014 to 12/31/2014	$13.04183	$13.55778	212,876
01/01/2015 to 12/31/2015	$13.55778	$13.34368	171,452
01/01/2016 to 12/31/2016	$13.34368	$13.83928	163,745
01/01/2017 to 12/31/2017	$13.83928	$14.97981	155,509
01/01/2018 to 12/31/2018	$14.97981	$14.30276	136,281
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01849	$10.06939	0
01/01/2012 to 12/31/2012	$10.06939	$10.59962	0
01/01/2013 to 12/31/2013	$10.59962	$10.17640	0
01/01/2014 to 12/31/2014	$10.17640	$10.60757	0
01/01/2015 to 12/31/2015	$10.60757	$10.39714	0
01/01/2016 to 12/31/2016	$10.39714	$10.64882	3,840
01/01/2017 to 12/31/2017	$10.64882	$11.05970	0
01/01/2018 to 12/31/2018	$11.05970	$10.78012	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.57207	$8.13678	256,354
01/01/2010 to 12/31/2010	$8.13678	$9.51787	292,307
01/01/2011 to 12/31/2011	$9.51787	$8.77313	236,537
01/01/2012 to 12/31/2012	$8.77313	$9.73603	256,448
01/01/2013 to 12/31/2013	$9.73603	$11.19768	265,513
01/01/2014 to 12/31/2014	$11.19768	$12.01729	255,450
01/01/2015 to 12/31/2015	$12.01729	$11.73825	348,026
01/01/2016 to 12/31/2016	$11.73825	$12.70141	326,399
01/01/2017 to 12/31/2017	$12.70141	$14.49297	319,224
01/01/2018 to 12/31/2018	$14.49297	$13.16052	260,381
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99857	$11.67121	0
01/01/2014 to 12/31/2014	$11.67121	$13.21876	0
01/01/2015 to 12/31/2015	$13.21876	$13.19191	0
01/01/2016 to 12/31/2016	$13.19191	$14.37307	0
01/01/2017 to 12/31/2017	$14.37307	$17.15122	0
01/01/2018 to 12/31/2018	$17.15122	$15.64922	3,328

A 90

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.48081	$7.75928	1,147
01/01/2010 to 12/31/2010	$7.75928	$8.77355	1,278
01/01/2011 to 12/31/2011	$8.77355	$8.92102	787
01/01/2012 to 12/31/2012	$8.92102	$10.41605	2,044
01/01/2013 to 12/31/2013	$10.41605	$13.55651	5,189
01/01/2014 to 12/31/2014	$13.55651	$15.61679	4,974
01/01/2015 to 12/31/2015	$15.61679	$15.82080	7,706
01/01/2016 to 12/31/2016	$15.82080	$17.85767	6,189
01/01/2017 to 12/31/2017	$17.85767	$21.45662	5,844
01/01/2018 to 12/31/2018	$21.45662	$19.35305	5,548
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99857	$8.89568	0
01/01/2012 to 12/31/2012	$8.89568	$9.89278	0
01/01/2013 to 12/31/2013	$9.89278	$11.90029	0
01/01/2014 to 12/31/2014	$11.90029	$12.45586	0
01/01/2015 to 12/31/2015	$12.45586	$12.26001	0
01/01/2016 to 12/31/2016	$12.26001	$12.81147	0
01/01/2017 to 12/31/2017	$12.81147	$14.88217	0
01/01/2018 to 12/31/2018	$14.88217	$13.67013	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.34315	$8.90471	48,728
01/01/2010 to 12/31/2010	$8.90471	$9.79462	48,886
01/01/2011 to 12/31/2011	$9.79462	$9.45152	42,529
01/01/2012 to 12/31/2012	$9.45152	$10.24388	19,962
01/01/2013 to 12/31/2013	$10.24388	$11.32005	17,848
01/01/2014 to 12/31/2014	$11.32005	$11.69718	19,342
01/01/2015 to 12/31/2015	$11.69718	$11.47690	19,690
01/01/2016 to 12/31/2016	$11.47690	$11.82304	14,593
01/01/2017 to 12/31/2017	$11.82304	$13.50637	11,211
01/01/2018 to 12/31/2018	$13.50637	$12.22385	7,929
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$5.97180	$7.78612	832
01/01/2010 to 12/31/2010	$7.78612	$10.14271	360
01/01/2011 to 12/31/2011	$10.14271	$8.66144	1,496
01/01/2012 to 12/31/2012	$8.66144	$10.22095	3,729
01/01/2013 to 12/31/2013	$10.22095	$14.14486	3,384
01/01/2014 to 12/31/2014	$14.14486	$14.58836	3,543
01/01/2015 to 12/31/2015	$14.58836	$14.52882	2,628
01/01/2016 to 12/31/2016	$14.52882	$15.37883	2,627
01/01/2017 to 12/31/2017	$15.37883	$19.30039	2,215
01/01/2018 to 12/31/2018	$19.30039	$16.90985	2,058
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.66531	$8.77180	100
01/01/2010 to 12/31/2010	$8.77180	$11.76047	80
01/01/2011 to 12/31/2011	$11.76047	$11.44523	256
01/01/2012 to 12/31/2012	$11.44523	$12.61772	1,289
01/01/2013 to 12/31/2013	$12.61772	$16.76255	1,051
01/01/2014 to 12/31/2014	$16.76255	$17.10340	1,600
01/01/2015 to 12/31/2015	$17.10340	$16.94132	1,953
01/01/2016 to 12/31/2016	$16.94132	$18.66136	1,206
01/01/2017 to 12/31/2017	$18.66136	$22.72769	877
01/01/2018 to 12/31/2018	$22.72769	$20.45755	2,305

A 91

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.70059	$8.36348	3,405
01/01/2010 to 12/31/2010	$8.36348	$10.35634	1,232
01/01/2011 to 12/31/2011	$10.35634	$9.57011	1,072
01/01/2012 to 12/31/2012	$9.57011	$11.11346	2,176
01/01/2013 to 12/31/2013	$11.11346	$15.00753	1,836
01/01/2014 to 12/31/2014	$15.00753	$15.52649	2,089
01/01/2015 to 12/31/2015	$15.52649	$14.60174	1,474
01/01/2016 to 12/31/2016	$14.60174	$18.54211	1,185
01/01/2017 to 12/31/2017	$18.54211	$19.56296	1,072
01/01/2018 to 12/31/2018	$19.56296	$15.94190	3,053
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.07989	$9.85774	381,971
01/01/2010 to 12/31/2010	$9.85774	$10.80580	453,599
01/01/2011 to 12/31/2011	$10.80580	$10.83087	454,470
01/01/2012 to 12/31/2012	$10.83087	$12.08098	475,737
01/01/2013 to 12/31/2013	$12.08098	$13.87192	473,678
01/01/2014 to 12/31/2014	$13.87192	$14.43485	323,407
01/01/2015 to 12/31/2015	$14.43485	$14.19252	271,682
01/01/2016 to 12/31/2016	$14.19252	$15.00123	254,784
01/01/2017 to 12/31/2017	$15.00123	$17.01553	244,948
01/01/2018 to 12/31/2018	$17.01553	$15.83060	222,702
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.49978	$9.79749	2,681
01/01/2010 to 12/31/2010	$9.79749	$11.15143	2,027
01/01/2011 to 12/31/2011	$11.15143	$10.77407	2,506
01/01/2012 to 12/31/2012	$10.77407	$12.45032	2,870
01/01/2013 to 12/31/2013	$12.45032	$17.62352	3,271
01/01/2014 to 12/31/2014	$17.62352	$18.76579	5,759
01/01/2015 to 12/31/2015	$18.76579	$20.21049	8,543
01/01/2016 to 12/31/2016	$20.21049	$20.39960	8,629
01/01/2017 to 12/31/2017	$20.39960	$27.64567	6,918
01/01/2018 to 12/31/2018	$27.64567	$28.21805	6,559
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.74756	$7.84238	1,223
01/01/2010 to 12/31/2010	$7.84238	$8.66644	330
01/01/2011 to 12/31/2011	$8.66644	$8.47561	539
01/01/2012 to 12/31/2012	$8.47561	$9.44585	2,305
01/01/2013 to 12/31/2013	$9.44585	$12.49812	970
01/01/2014 to 12/31/2014	$12.49812	$12.47455	532
01/01/2015 to 12/31/2015	$12.47455	$11.51662	543
01/01/2016 to 12/31/2016	$11.51662	$12.01259	538
01/01/2017 to 12/31/2017	$12.01259	$13.76081	522
01/01/2018 to 12/31/2018	$13.76081	$12.20965	498
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.66754	$9.78660	6,126
01/01/2010 to 12/31/2010	$9.78660	$11.58555	6,341
01/01/2011 to 12/31/2011	$11.58555	$9.68778	5,820
01/01/2012 to 12/31/2012	$9.68778	$9.86519	6,642
01/01/2013 to 12/31/2013	$9.86519	$11.18669	4,507
01/01/2014 to 12/31/2014	$11.18669	$10.07509	4,750
01/01/2015 to 12/31/2015	$10.07509	$7.99533	5,916
01/01/2016 to 12/31/2016	$7.99533	$9.79237	5,223
01/01/2017 to 12/31/2017	$9.79237	$10.61628	5,239
01/01/2018 to 12/31/2018	$10.61628	$8.69517	5,015

A 92

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.63511	$11.71854	755
01/01/2010 to 12/31/2010	$11.71854	$12.17856	1,010
01/01/2011 to 12/31/2011	$12.17856	$12.46302	1,898
01/01/2012 to 12/31/2012	$12.46302	$12.88847	1,850
01/01/2013 to 12/31/2013	$12.88847	$12.19127	42
01/01/2014 to 12/31/2014	$12.19127	$12.04827	0
01/01/2015 to 12/31/2015	$12.04827	$11.29433	4,982
01/01/2016 to 12/31/2016	$11.29433	$11.58421	4,045
01/01/2017 to 12/31/2017	$11.58421	$11.61784	4,357
01/01/2018 to 12/31/2018	$11.61784	$11.64521	4,187
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.38584	$8.71638	415
01/01/2010 to 12/31/2010	$8.71638	$10.58897	0
01/01/2011 to 12/31/2011	$10.58897	$10.04800	203
01/01/2012 to 12/31/2012	$10.04800	$11.69310	1,788
01/01/2013 to 12/31/2013	$11.69310	$15.21723	1,433
01/01/2014 to 12/31/2014	$15.21723	$17.19427	2,000
01/01/2015 to 12/31/2015	$17.19427	$15.78177	908
01/01/2016 to 12/31/2016	$15.78177	$17.68172	817
01/01/2017 to 12/31/2017	$17.68172	$20.59868	203
01/01/2018 to 12/31/2018	$20.59868	$16.89713	193
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.49753	$8.20138	22,545
01/01/2010 to 12/31/2010	$8.20138	$9.24013	22,005
01/01/2011 to 12/31/2011	$9.24013	$8.76758	31,225
01/01/2012 to 12/31/2012	$8.76758	$9.56505	29,836
01/01/2013 to 12/31/2013	$9.56505	$11.32796	28,116
01/01/2014 to 12/31/2014	$11.32796	$11.74589	22,277
01/01/2015 to 12/31/2015	$11.74589	$11.47075	21,228
01/01/2016 to 12/31/2016	$11.47075	$12.00946	19,639
01/01/2017 to 12/31/2017	$12.00946	$13.40788	17,400
01/01/2018 to 12/31/2018	$13.40788	$12.51758	14,425
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.29580	$10.19841	6,374
01/01/2010 to 12/31/2010	$10.19841	$10.80459	5,721
01/01/2011 to 12/31/2011	$10.80459	$11.25875	4,444
01/01/2012 to 12/31/2012	$11.25875	$11.93381	9,199
01/01/2013 to 12/31/2013	$11.93381	$11.55346	13,466
01/01/2014 to 12/31/2014	$11.55346	$12.17197	18,213
01/01/2015 to 12/31/2015	$12.17197	$12.11056	15,891
01/01/2016 to 12/31/2016	$12.11056	$12.51563	15,263
01/01/2017 to 12/31/2017	$12.51563	$13.07684	13,109
01/01/2018 to 12/31/2018	$13.07684	$12.55976	14,886
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.66740	$9.16075	0
01/01/2010 to 12/31/2010	$9.16075	$10.56629	0
01/01/2011 to 12/31/2011	$10.56629	$11.10620	0
01/01/2012 to 12/31/2012	$11.10620	$12.10003	0
01/01/2013 to 12/31/2013	$12.10003	$15.27540	0
01/01/2014 to 12/31/2014	$15.27540	$16.54812	0
01/01/2015 to 12/31/2015	$16.54812	$16.94057	0
01/01/2016 to 12/31/2016	$16.94057	$17.23996	0
01/01/2017 to 12/31/2017	$17.23996	$19.49520	0
01/01/2018 to 12/31/2018	$19.49520	$16.32203	0

A 93

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.03865	$9.04847	0
01/01/2010 to 12/31/2010	$9.04847	$10.79503	0
01/01/2011 to 12/31/2011	$10.79503	$11.19316	0
01/01/2012 to 12/31/2012	$11.19316	$13.43131	0
01/01/2013 to 12/31/2013	$13.43131	$18.46334	0
01/01/2014 to 12/31/2014	$18.46334	$20.40697	0
01/01/2015 to 12/31/2015	$20.40697	$20.99646	0
01/01/2016 to 12/31/2016	$20.99646	$21.49991	0
01/01/2017 to 12/31/2017	$21.49991	$25.01242	0
01/01/2018 to 12/31/2018	$25.01242	$24.73103	0
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.26922	$5.95576	0
01/01/2010 to 12/31/2010	$5.95576	$6.49311	0
01/01/2011 to 12/31/2011	$6.49311	$5.49890	0
01/01/2012 to 12/31/2012	$5.49890	$6.74064	0
01/01/2013 to 12/31/2013	$6.74064	$8.74973	0
01/01/2014 to 12/31/2014	$8.74973	$9.71002	0
01/01/2015 to 12/31/2015	$9.71002	$9.40030	0
01/01/2016 to 12/31/2016	$9.40030	$10.65440	0
01/01/2017 to 12/31/2017	$10.65440	$12.37648	0
01/01/2018 to 12/31/2018	$12.37648	$10.89394	3,308
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.33164	$9.78962	0
01/01/2010 to 12/31/2010	$9.78962	$9.89495	0
01/01/2011 to 12/31/2011	$9.89495	$10.70857	0
01/01/2012 to 12/31/2012	$10.70857	$12.35577	0
01/01/2013 to 12/31/2013	$12.35577	$16.97125	0
01/01/2014 to 12/31/2014	$16.97125	$20.63234	0
01/01/2015 to 12/31/2015	$20.63234	$21.29607	0
01/01/2016 to 12/31/2016	$21.29607	$20.08239	0
01/01/2017 to 12/31/2017	$20.08239	$23.86661	0
01/01/2018 to 12/31/2018	$23.86661	$24.49417	646
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.09361	$7.43189	0
01/01/2010 to 12/31/2010	$7.43189	$9.03877	0
01/01/2011 to 12/31/2011	$9.03877	$8.72496	0
01/01/2012 to 12/31/2012	$8.72496	$9.92947	0
01/01/2013 to 12/31/2013	$9.92947	$13.48547	0
01/01/2014 to 12/31/2014	$13.48547	$13.99274	0
01/01/2015 to 12/31/2015	$13.99274	$13.28166	0
01/01/2016 to 12/31/2016	$13.28166	$15.34426	0
01/01/2017 to 12/31/2017	$15.34426	$18.45893	0
01/01/2018 to 12/31/2018	$18.45893	$15.82404	981
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.71288	$8.55914	0
01/01/2010 to 12/31/2010	$8.55914	$9.52092	0
01/01/2011 to 12/31/2011	$9.52092	$9.65031	0
01/01/2012 to 12/31/2012	$9.65031	$10.69021	0
01/01/2013 to 12/31/2013	$10.69021	$13.72827	0
01/01/2014 to 12/31/2014	$13.72827	$15.23632	0
01/01/2015 to 12/31/2015	$15.23632	$15.53688	0
01/01/2016 to 12/31/2016	$15.53688	$16.03613	0
01/01/2017 to 12/31/2017	$16.03613	$19.74741	0
01/01/2018 to 12/31/2018	$19.74741	$19.04499	0

A 94

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.26824	$7.35964	0
01/01/2010 to 12/31/2010	$7.35964	$8.16578	0
01/01/2011 to 12/31/2011	$8.16578	$7.92286	0
01/01/2012 to 12/31/2012	$7.92286	$8.98707	0
01/01/2013 to 12/31/2013	$8.98707	$11.47276	0
01/01/2014 to 12/31/2014	$11.47276	$12.45644	0
01/01/2015 to 12/31/2015	$12.45644	$11.66249	0
01/01/2016 to 12/31/2016	$11.66249	$13.23109	0
01/01/2017 to 12/31/2017	$13.23109	$14.75114	0
01/01/2018 to 12/31/2018	$14.75114	$12.95546	0
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.19635	$8.42323	0
01/01/2010 to 12/31/2010	$8.42323	$10.63105	0
01/01/2011 to 12/31/2011	$10.63105	$10.14625	0
01/01/2012 to 12/31/2012	$10.14625	$11.50518	0
01/01/2013 to 12/31/2013	$11.50518	$14.75887	0
01/01/2014 to 12/31/2014	$14.75887	$15.35960	0
01/01/2015 to 12/31/2015	$15.35960	$15.13820	0
01/01/2016 to 12/31/2016	$15.13820	$16.79419	0
01/01/2017 to 12/31/2017	$16.79419	$19.52776	0
01/01/2018 to 12/31/2018	$19.52776	$16.89140	0
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.46059	$8.30972	0
01/01/2010 to 12/31/2010	$8.30972	$9.83711	0
01/01/2011 to 12/31/2011	$9.83711	$9.28873	0
01/01/2012 to 12/31/2012	$9.28873	$10.64081	0
01/01/2013 to 12/31/2013	$10.64081	$13.82099	0
01/01/2014 to 12/31/2014	$13.82099	$14.96681	0
01/01/2015 to 12/31/2015	$14.96681	$13.49954	0
01/01/2016 to 12/31/2016	$13.49954	$16.49745	0
01/01/2017 to 12/31/2017	$16.49745	$17.93458	0
01/01/2018 to 12/31/2018	$17.93458	$15.28209	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.51517	$6.93246	0
01/01/2010 to 12/31/2010	$6.93246	$8.49560	0
01/01/2011 to 12/31/2011	$8.49560	$8.74636	0
01/01/2012 to 12/31/2012	$8.74636	$10.07171	0
01/01/2013 to 12/31/2013	$10.07171	$9.90758	0
01/01/2014 to 12/31/2014	$9.90758	$12.17321	0
01/01/2015 to 12/31/2015	$12.17321	$12.00261	0
01/01/2016 to 12/31/2016	$12.00261	$12.47199	0
01/01/2017 to 12/31/2017	$12.47199	$13.24476	0
01/01/2018 to 12/31/2018	$13.24476	$12.27420	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.80592	$8.43928	0
01/01/2010 to 12/31/2010	$8.43928	$10.42789	0
01/01/2011 to 12/31/2011	$10.42789	$10.38015	0
01/01/2012 to 12/31/2012	$10.38015	$11.47463	0
01/01/2013 to 12/31/2013	$11.47463	$15.83628	0
01/01/2014 to 12/31/2014	$15.83628	$15.90207	0
01/01/2015 to 12/31/2015	$15.90207	$15.81181	0
01/01/2016 to 12/31/2016	$15.81181	$18.68506	0
01/01/2017 to 12/31/2017	$18.68506	$20.74625	0
01/01/2018 to 12/31/2018	$20.74625	$19.21552	0

A 95

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.17514	$8.49036	0
01/01/2010 to 12/31/2010	$8.49036	$10.18870	0
01/01/2011 to 12/31/2011	$10.18870	$9.60286	0
01/01/2012 to 12/31/2012	$9.60286	$10.96210	0
01/01/2013 to 12/31/2013	$10.96210	$14.83256	0
01/01/2014 to 12/31/2014	$14.83256	$15.42487	0
01/01/2015 to 12/31/2015	$15.42487	$13.90456	0
01/01/2016 to 12/31/2016	$13.90456	$17.59859	0
01/01/2017 to 12/31/2017	$17.59859	$18.97644	0
01/01/2018 to 12/31/2018	$18.97644	$15.99721	0
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.26466	$7.66228	0
01/01/2010 to 12/31/2010	$7.66228	$8.71192	0
01/01/2011 to 12/31/2011	$8.71192	$8.72229	0
01/01/2012 to 12/31/2012	$8.72229	$9.98789	0
01/01/2013 to 12/31/2013	$9.98789	$11.00083	0
01/01/2014 to 12/31/2014	$11.00083	$10.87277	0
01/01/2015 to 12/31/2015	$10.87277	$10.84842	0
01/01/2016 to 12/31/2016	$10.84842	$12.97151	0
01/01/2017 to 12/31/2017	$12.97151	$12.47828	0
01/01/2018 to 12/31/2018	$12.47828	$10.41021	0
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.21133	$7.84816	0
01/01/2010 to 12/31/2010	$7.84816	$8.17220	0
01/01/2011 to 12/31/2011	$8.17220	$9.43829	0
01/01/2012 to 12/31/2012	$9.43829	$9.28874	0
01/01/2013 to 12/31/2013	$9.28874	$10.34438	0
01/01/2014 to 12/31/2014	$10.34438	$12.79810	0
01/01/2015 to 12/31/2015	$12.79810	$11.77262	0
01/01/2016 to 12/31/2016	$11.77262	$13.31509	0
01/01/2017 to 12/31/2017	$13.31509	$14.47904	0
01/01/2018 to 12/31/2018	$14.47904	$14.63898	0
*Denotes the start date of these sub-accounts

A 96

PREMIER L SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With only HD GRO (1.85%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.16664	$8.75036	0
01/01/2010 to 12/31/2010	$8.75036	$9.61939	0
01/01/2011 to 12/31/2011	$9.61939	$9.19378	0
01/01/2012 to 12/31/2012	$9.19378	$10.16082	0
01/01/2013 to 12/31/2013	$10.16082	$10.97131	0
01/01/2014 to 12/31/2014	$10.97131	$11.18347	0
01/01/2015 to 12/31/2015	$11.18347	$10.62680	0
01/01/2016 to 12/31/2016	$10.62680	$11.09532	0
01/01/2017 to 12/31/2017	$11.09532	$12.26534	0
01/01/2018 to 12/31/2018	$12.26534	$11.06162	0
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.27132	$9.00981	0
01/01/2010 to 12/31/2010	$9.00981	$10.05863	0
01/01/2011 to 12/31/2011	$10.05863	$9.88727	0
01/01/2012 to 12/31/2012	$9.88727	$11.03232	0
01/01/2013 to 12/31/2013	$11.03232	$12.62536	0
01/01/2014 to 12/31/2014	$12.62536	$13.15313	0
01/01/2015 to 12/31/2015	$13.15313	$13.01786	0
01/01/2016 to 12/31/2016	$13.01786	$13.69018	0
01/01/2017 to 12/31/2017	$13.69018	$15.71740	0
01/01/2018 to 12/31/2018	$15.71740	$14.52203	0
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99849	$11.62386	0
01/01/2014 to 12/31/2014	$11.62386	$12.91578	0
01/01/2015 to 12/31/2015	$12.91578	$12.90015	0
01/01/2016 to 12/31/2016	$12.90015	$14.02200	0
01/01/2017 to 12/31/2017	$14.02200	$16.81558	0
01/01/2018 to 12/31/2018	$16.81558	$15.16568	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.38927	$8.94528	0
01/01/2010 to 12/31/2010	$8.94528	$9.86436	0
01/01/2011 to 12/31/2011	$9.86436	$9.56771	0
01/01/2012 to 12/31/2012	$9.56771	$10.56555	0
01/01/2013 to 12/31/2013	$10.56555	$12.20435	0
01/01/2014 to 12/31/2014	$12.20435	$12.76411	0
01/01/2015 to 12/31/2015	$12.76411	$12.59187	0
01/01/2016 to 12/31/2016	$12.59187	$13.14232	0
01/01/2017 to 12/31/2017	$13.14232	$14.82764	0
01/01/2018 to 12/31/2018	$14.82764	$13.83855	0
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99849	$9.15655	0
01/01/2012 to 12/31/2012	$9.15655	$10.05939	0
01/01/2013 to 12/31/2013	$10.05939	$10.94863	0
01/01/2014 to 12/31/2014	$10.94863	$11.27593	0
01/01/2015 to 12/31/2015	$11.27593	$10.73889	0
01/01/2016 to 12/31/2016	$10.73889	$11.27810	0
01/01/2017 to 12/31/2017	$11.27810	$12.47036	0
01/01/2018 to 12/31/2018	$12.47036	$11.59632	0

A 97

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$9.66787	$10.46317	0
01/01/2010 to 12/31/2010	$10.46317	$10.67366	0
01/01/2011 to 12/31/2011	$10.67366	$10.71554	0
01/01/2012 to 12/31/2012	$10.71554	$11.01459	0
01/01/2013 to 12/31/2013	$11.01459	$10.57949	0
01/01/2014 to 12/31/2014	$10.57949	$10.37734	0
01/01/2015 to 12/31/2015	$10.37734	$10.23801	0
01/01/2016 to 12/31/2016	$10.23801	$10.21746	0
01/01/2017 to 12/31/2017	$10.21746	$10.20367	0
01/01/2018 to 12/31/2018	$10.20367	$10.09168	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$9.36846	$10.71847	0
01/01/2010 to 12/31/2010	$10.71847	$11.33604	0
01/01/2011 to 12/31/2011	$11.33604	$11.48422	0
01/01/2012 to 12/31/2012	$11.48422	$12.32649	0
01/01/2013 to 12/31/2013	$12.32649	$11.88023	0
01/01/2014 to 12/31/2014	$11.88023	$12.15803	0
01/01/2015 to 12/31/2015	$12.15803	$11.68555	0
01/01/2016 to 12/31/2016	$11.68555	$11.95877	0
01/01/2017 to 12/31/2017	$11.95877	$12.25420	0
01/01/2018 to 12/31/2018	$12.25420	$11.95104	0
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.03290	$11.09949	0
01/01/2010 to 12/31/2010	$11.09949	$12.11684	0
01/01/2011 to 12/31/2011	$12.11684	$13.51263	0
01/01/2012 to 12/31/2012	$13.51263	$14.02521	0
01/01/2013 to 12/31/2013	$14.02521	$13.33768	0
01/01/2014 to 12/31/2014	$13.33768	$13.44398	0
01/01/2015 to 12/31/2015	$13.44398	$13.30668	0
01/01/2016 to 12/31/2016	$13.30668	$13.27577	0
01/01/2017 to 12/31/2017	$13.27577	$13.12806	0
01/01/2018 to 12/31/2018	$13.12806	$12.98599	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.10174	$10.96689	0
01/01/2010 to 12/31/2010	$10.96689	$11.99103	0
01/01/2011 to 12/31/2011	$11.99103	$13.65410	0
01/01/2012 to 12/31/2012	$13.65410	$14.19109	0
01/01/2013 to 12/31/2013	$14.19109	$13.26017	0
01/01/2014 to 12/31/2014	$13.26017	$13.57445	0
01/01/2015 to 12/31/2015	$13.57445	$13.47057	0
01/01/2016 to 12/31/2016	$13.47057	$13.41760	0
01/01/2017 to 12/31/2017	$13.41760	$13.27476	0
01/01/2018 to 12/31/2018	$13.27476	$13.10578	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99900	$8.78733	0
01/01/2010 to 12/31/2010	$8.78733	$9.64967	0
01/01/2011 to 12/31/2011	$9.64967	$11.24415	0
01/01/2012 to 12/31/2012	$11.24415	$11.73723	0
01/01/2013 to 12/31/2013	$11.73723	$10.77318	0
01/01/2014 to 12/31/2014	$10.77318	$11.22894	0
01/01/2015 to 12/31/2015	$11.22894	$11.19334	0
01/01/2016 to 12/31/2016	$11.19334	$11.20541	0
01/01/2017 to 12/31/2017	$11.20541	$11.09977	0
01/01/2018 to 12/31/2018	$11.09977	$10.92859	0

A 98

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99799	$11.00652	0
01/01/2011 to 12/31/2011	$11.00652	$13.00070	0
01/01/2012 to 12/31/2012	$13.00070	$13.63134	0
01/01/2013 to 12/31/2013	$13.63134	$12.44678	0
01/01/2014 to 12/31/2014	$12.44678	$13.15927	0
01/01/2015 to 12/31/2015	$13.15927	$13.15067	0
01/01/2016 to 12/31/2016	$13.15067	$13.17484	0
01/01/2017 to 12/31/2017	$13.17484	$13.14056	0
01/01/2018 to 12/31/2018	$13.14056	$12.90937	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99849	$12.01851	0
01/01/2012 to 12/31/2012	$12.01851	$12.48985	0
01/01/2013 to 12/31/2013	$12.48985	$11.06789	0
01/01/2014 to 12/31/2014	$11.06789	$11.99362	0
01/01/2015 to 12/31/2015	$11.99362	$12.02252	0
01/01/2016 to 12/31/2016	$12.02252	$12.02014	0
01/01/2017 to 12/31/2017	$12.02014	$11.98751	0
01/01/2018 to 12/31/2018	$11.98751	$11.75131	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99800	$10.39724	0
01/01/2013 to 12/31/2013	$10.39724	$9.16722	0
01/01/2014 to 12/31/2014	$9.16722	$10.13653	0
01/01/2015 to 12/31/2015	$10.13653	$10.22188	0
01/01/2016 to 12/31/2016	$10.22188	$10.22833	0
01/01/2017 to 12/31/2017	$10.22833	$10.21331	0
01/01/2018 to 12/31/2018	$10.21331	$10.00037	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99900	$8.74800	0
01/01/2014 to 12/31/2014	$8.74800	$9.84236	0
01/01/2015 to 12/31/2015	$9.84236	$9.93806	0
01/01/2016 to 12/31/2016	$9.93806	$9.94387	0
01/01/2017 to 12/31/2017	$9.94387	$9.92797	0
01/01/2018 to 12/31/2018	$9.92797	$9.68398	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99900	$11.30095	0
01/01/2015 to 12/31/2015	$11.30095	$11.31735	0
01/01/2016 to 12/31/2016	$11.31735	$11.38684	0
01/01/2017 to 12/31/2017	$11.38684	$11.38515	0
01/01/2018 to 12/31/2018	$11.38515	$11.09506	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99900	$9.93618	0
01/01/2016 to 12/31/2016	$9.93618	$9.95867	0
01/01/2017 to 12/31/2017	$9.95867	$10.01483	0
01/01/2018 to 12/31/2018	$10.01483	$9.72965	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99800	$9.87773	0
01/01/2017 to 12/31/2017	$9.87773	$9.95913	0
01/01/2018 to 12/31/2018	$9.95913	$9.65411	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99799	$10.03488	0
01/01/2018 to 12/31/2018	$10.03488	$9.64905	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99799	$9.66021	0

A 99

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$6.93669	$8.53583	0
01/01/2010 to 12/31/2010	$8.53583	$9.50184	0
01/01/2011 to 12/31/2011	$9.50184	$9.10312	0
01/01/2012 to 12/31/2012	$9.10312	$10.16400	0
01/01/2013 to 12/31/2013	$10.16400	$12.24281	0
01/01/2014 to 12/31/2014	$12.24281	$12.86132	0
01/01/2015 to 12/31/2015	$12.86132	$12.69506	0
01/01/2016 to 12/31/2016	$12.69506	$13.31703	0
01/01/2017 to 12/31/2017	$13.31703	$15.41498	0
01/01/2018 to 12/31/2018	$15.41498	$14.19249	0
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99849	$11.64623	0
01/01/2014 to 12/31/2014	$11.64623	$12.99077	0
01/01/2015 to 12/31/2015	$12.99077	$12.29913	0
01/01/2016 to 12/31/2016	$12.29913	$13.87486	0
01/01/2017 to 12/31/2017	$13.87486	$16.13066	0
01/01/2018 to 12/31/2018	$16.13066	$15.08143	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.59689	$8.54514	0
01/01/2010 to 12/31/2010	$8.54514	$10.79717	0
01/01/2011 to 12/31/2011	$10.79717	$11.29999	0
01/01/2012 to 12/31/2012	$11.29999	$12.79714	0
01/01/2013 to 12/31/2013	$12.79714	$12.95833	0
01/01/2014 to 12/31/2014	$12.95833	$16.65622	0
01/01/2015 to 12/31/2015	$16.65622	$17.14588	0
01/01/2016 to 12/31/2016	$17.14588	$17.64564	0
01/01/2017 to 12/31/2017	$17.64564	$18.40802	0
01/01/2018 to 12/31/2018	$18.40802	$17.21253	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$6.82289	$8.29675	0
01/01/2010 to 12/31/2010	$8.29675	$9.31618	0
01/01/2011 to 12/31/2011	$9.31618	$9.00962	0
01/01/2012 to 12/31/2012	$9.00962	$9.78639	0
01/01/2013 to 12/31/2013	$9.78639	$11.02685	0
01/01/2014 to 12/31/2014	$11.02685	$11.16769	0
01/01/2015 to 12/31/2015	$11.16769	$11.07350	0
01/01/2016 to 12/31/2016	$11.07350	$11.33520	0
01/01/2017 to 12/31/2017	$11.33520	$12.96310	0
01/01/2018 to 12/31/2018	$12.96310	$11.74066	0
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10873	$8.10294	0
01/01/2010 to 12/31/2010	$8.10294	$9.56280	0
01/01/2011 to 12/31/2011	$9.56280	$8.91628	0
01/01/2012 to 12/31/2012	$8.91628	$11.10055	0
01/01/2013 to 12/31/2013	$11.10055	$11.37283	0
01/01/2014 to 12/31/2014	$11.37283	$12.72096	0
01/01/2015 to 12/31/2015	$12.72096	$12.47872	0
01/01/2016 to 12/31/2016	$12.47872	$12.36218	0
01/01/2017 to 12/31/2017	$12.36218	$13.45955	0
01/01/2018 to 12/31/2018	$13.45955	$12.59138	0

A 100

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.38454	$7.47138	0
01/01/2010 to 12/31/2010	$7.47138	$8.28096	0
01/01/2011 to 12/31/2011	$8.28096	$7.68208	0
01/01/2012 to 12/31/2012	$7.68208	$9.02579	0
01/01/2013 to 12/31/2013	$9.02579	$11.83446	0
01/01/2014 to 12/31/2014	$11.83446	$13.14540	0
01/01/2015 to 12/31/2015	$13.14540	$12.31025	0
01/01/2016 to 12/31/2016	$12.31025	$13.48205	0
01/01/2017 to 12/31/2017	$13.48205	$14.52805	0
01/01/2018 to 12/31/2018	$14.52805	$13.04641	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.55906	$10.11672	0
01/01/2010 to 12/31/2010	$10.11672	$11.90223	0
01/01/2011 to 12/31/2011	$11.90223	$11.33841	0
01/01/2012 to 12/31/2012	$11.33841	$13.31569	0
01/01/2013 to 12/31/2013	$13.31569	$17.28268	0
01/01/2014 to 12/31/2014	$17.28268	$18.92483	0
01/01/2015 to 12/31/2015	$18.92483	$17.52460	0
01/01/2016 to 12/31/2016	$17.52460	$17.49003	0
01/01/2017 to 12/31/2017	$17.49003	$21.82550	0
01/01/2018 to 12/31/2018	$21.82550	$20.49507	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.60711	$9.21533	0
01/01/2010 to 12/31/2010	$9.21533	$10.09734	0
01/01/2011 to 12/31/2011	$10.09734	$9.86393	0
01/01/2012 to 12/31/2012	$9.86393	$10.66563	0
01/01/2013 to 12/31/2013	$10.66563	$11.50030	0
01/01/2014 to 12/31/2014	$11.50030	$11.74777	0
01/01/2015 to 12/31/2015	$11.74777	$11.42947	0
01/01/2016 to 12/31/2016	$11.42947	$11.81214	0
01/01/2017 to 12/31/2017	$11.81214	$13.02278	0
01/01/2018 to 12/31/2018	$13.02278	$11.88251	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.63362	$9.50718	0
01/01/2010 to 12/31/2010	$9.50718	$11.83301	0
01/01/2011 to 12/31/2011	$11.83301	$11.76964	0
01/01/2012 to 12/31/2012	$11.76964	$13.36861	0
01/01/2013 to 12/31/2013	$13.36861	$18.22040	0
01/01/2014 to 12/31/2014	$18.22040	$19.17717	0
01/01/2015 to 12/31/2015	$19.17717	$17.79418	0
01/01/2016 to 12/31/2016	$17.79418	$21.71949	0
01/01/2017 to 12/31/2017	$21.71949	$23.92523	0
01/01/2018 to 12/31/2018	$23.92523	$20.18468	0
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.04509	$9.88700	0
01/01/2010 to 12/31/2010	$9.88700	$9.70981	0
01/01/2011 to 12/31/2011	$9.70981	$9.53571	0
01/01/2012 to 12/31/2012	$9.53571	$9.36303	0
01/01/2013 to 12/31/2013	$9.36303	$9.19288	0
01/01/2014 to 12/31/2014	$9.19288	$9.02580	0
01/01/2015 to 12/31/2015	$9.02580	$8.86164	0
01/01/2016 to 12/31/2016	$8.86164	$8.70107	0
01/01/2017 to 12/31/2017	$8.70107	$8.57243	0
01/01/2018 to 12/31/2018	$8.57243	$8.52528	0

A 101

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.38620	$9.83037	0
01/01/2010 to 12/31/2010	$9.83037	$10.95488	0
01/01/2011 to 12/31/2011	$10.95488	$11.09746	0
01/01/2012 to 12/31/2012	$11.09746	$12.40731	0
01/01/2013 to 12/31/2013	$12.40731	$13.05662	0
01/01/2014 to 12/31/2014	$13.05662	$13.14740	0
01/01/2015 to 12/31/2015	$13.14740	$12.44854	0
01/01/2016 to 12/31/2016	$12.44854	$14.10474	0
01/01/2017 to 12/31/2017	$14.10474	$14.88392	0
01/01/2018 to 12/31/2018	$14.88392	$14.32183	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.22258	$7.29691	0
01/01/2010 to 12/31/2010	$7.29691	$8.10718	0
01/01/2011 to 12/31/2011	$8.10718	$7.62714	0
01/01/2012 to 12/31/2012	$7.62714	$8.75296	0
01/01/2013 to 12/31/2013	$8.75296	$12.01971	0
01/01/2014 to 12/31/2014	$12.01971	$13.42365	0
01/01/2015 to 12/31/2015	$13.42365	$12.14700	0
01/01/2016 to 12/31/2016	$12.14700	$14.29865	0
01/01/2017 to 12/31/2017	$14.29865	$16.73417	0
01/01/2018 to 12/31/2018	$16.73417	$14.10345	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.53501	$7.35213	0
01/01/2010 to 12/31/2010	$7.35213	$8.26511	0
01/01/2011 to 12/31/2011	$8.26511	$7.06636	0
01/01/2012 to 12/31/2012	$7.06636	$8.35084	0
01/01/2013 to 12/31/2013	$8.35084	$9.76163	0
01/01/2014 to 12/31/2014	$9.76163	$9.05479	0
01/01/2015 to 12/31/2015	$9.05479	$9.17021	0
01/01/2016 to 12/31/2016	$9.17021	$8.66379	0
01/01/2017 to 12/31/2017	$8.66379	$11.52058	0
01/01/2018 to 12/31/2018	$11.52058	$9.80239	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.19823	$7.94167	0
01/01/2010 to 12/31/2010	$7.94167	$8.66176	0
01/01/2011 to 12/31/2011	$8.66176	$7.43734	0
01/01/2012 to 12/31/2012	$7.43734	$8.51983	0
01/01/2013 to 12/31/2013	$8.51983	$9.99348	0
01/01/2014 to 12/31/2014	$9.99348	$9.15424	0
01/01/2015 to 12/31/2015	$9.15424	$9.06144	0
01/01/2016 to 12/31/2016	$9.06144	$8.94884	0
01/01/2017 to 12/31/2017	$8.94884	$10.79130	0
01/01/2018 to 12/31/2018	$10.79130	$8.88462	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.13162	$8.86931	0
01/01/2010 to 12/31/2010	$8.86931	$9.91149	0
01/01/2011 to 12/31/2011	$9.91149	$9.67629	0
01/01/2012 to 12/31/2012	$9.67629	$10.79078	0
01/01/2013 to 12/31/2013	$10.79078	$12.31982	0
01/01/2014 to 12/31/2014	$12.31982	$12.86582	0
01/01/2015 to 12/31/2015	$12.86582	$12.49975	0
01/01/2016 to 12/31/2016	$12.49975	$12.91346	0
01/01/2017 to 12/31/2017	$12.91346	$14.82943	0
01/01/2018 to 12/31/2018	$14.82943	$13.48531	0

A 102

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.38994	$8.52506	0
01/01/2010 to 12/31/2010	$8.52506	$8.97041	0
01/01/2011 to 12/31/2011	$8.97041	$8.00175	0
01/01/2012 to 12/31/2012	$8.00175	$9.57746	0
01/01/2013 to 12/31/2013	$9.57746	$10.84802	0
01/01/2014 to 12/31/2014	$10.84802	$9.97294	0
01/01/2015 to 12/31/2015	$9.97294	$9.51811	0
01/01/2016 to 12/31/2016	$9.51811	$9.52612	0
01/01/2017 to 12/31/2017	$9.52612	$12.12529	0
01/01/2018 to 12/31/2018	$12.12529	$9.82429	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.99996	$9.58414	0
01/01/2010 to 12/31/2010	$9.58414	$10.09878	0
01/01/2011 to 12/31/2011	$10.09878	$9.93872	0
01/01/2012 to 12/31/2012	$9.93872	$10.80394	0
01/01/2013 to 12/31/2013	$10.80394	$11.77797	0
01/01/2014 to 12/31/2014	$11.77797	$12.19416	0
01/01/2015 to 12/31/2015	$12.19416	$11.95073	0
01/01/2016 to 12/31/2016	$11.95073	$12.18448	0
01/01/2017 to 12/31/2017	$12.18448	$13.41625	0
01/01/2018 to 12/31/2018	$13.41625	$12.49605	0
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08388	$10.28832	0
01/01/2010 to 12/31/2010	$10.28832	$11.24469	0
01/01/2011 to 12/31/2011	$11.24469	$11.11385	0
01/01/2012 to 12/31/2012	$11.11385	$12.56890	0
01/01/2013 to 12/31/2013	$12.56890	$16.84433	0
01/01/2014 to 12/31/2014	$16.84433	$18.11011	0
01/01/2015 to 12/31/2015	$18.11011	$19.67203	0
01/01/2016 to 12/31/2016	$19.67203	$19.03255	0
01/01/2017 to 12/31/2017	$19.03255	$25.38358	0
01/01/2018 to 12/31/2018	$25.38358	$24.51847	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.23147	$7.93905	0
01/01/2010 to 12/31/2010	$7.93905	$9.33451	0
01/01/2011 to 12/31/2011	$9.33451	$9.08145	0
01/01/2012 to 12/31/2012	$9.08145	$10.00992	0
01/01/2013 to 12/31/2013	$10.00992	$13.42638	0
01/01/2014 to 12/31/2014	$13.42638	$14.57861	0
01/01/2015 to 12/31/2015	$14.57861	$15.75546	0
01/01/2016 to 12/31/2016	$15.75546	$16.33254	0
01/01/2017 to 12/31/2017	$16.33254	$21.32718	0
01/01/2018 to 12/31/2018	$21.32718	$20.37486	0
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.18067	$9.27153	0
01/01/2010 to 12/31/2010	$9.27153	$10.19976	0
01/01/2011 to 12/31/2011	$10.19976	$9.70101	0
01/01/2012 to 12/31/2012	$9.70101	$11.72263	0
01/01/2013 to 12/31/2013	$11.72263	$14.69034	0
01/01/2014 to 12/31/2014	$14.69034	$14.94715	0
01/01/2015 to 12/31/2015	$14.94715	$14.46054	0
01/01/2016 to 12/31/2016	$14.46054	$15.20822	0
01/01/2017 to 12/31/2017	$15.20822	$18.49266	0
01/01/2018 to 12/31/2018	$18.49266	$16.42056	0

A 103

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$6.93335	$8.46192	0
01/01/2010 to 12/31/2010	$8.46192	$9.37047	0
01/01/2011 to 12/31/2011	$9.37047	$9.14583	0
01/01/2012 to 12/31/2012	$9.14583	$10.51361	0
01/01/2013 to 12/31/2013	$10.51361	$14.11178	0
01/01/2014 to 12/31/2014	$14.11178	$15.06224	0
01/01/2015 to 12/31/2015	$15.06224	$15.85780	0
01/01/2016 to 12/31/2016	$15.85780	$15.86800	0
01/01/2017 to 12/31/2017	$15.86800	$20.36504	0
01/01/2018 to 12/31/2018	$20.36504	$20.42296	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99850	$10.19036	0
01/01/2013 to 12/31/2013	$10.19036	$13.45754	0
01/01/2014 to 12/31/2014	$13.45754	$14.56310	0
01/01/2015 to 12/31/2015	$14.56310	$14.19521	0
01/01/2016 to 12/31/2016	$14.19521	$15.81194	0
01/01/2017 to 12/31/2017	$15.81194	$18.21750	0
01/01/2018 to 12/31/2018	$18.21750	$16.06935	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.36646	$8.79151	0
01/01/2010 to 12/31/2010	$8.79151	$10.65479	0
01/01/2011 to 12/31/2011	$10.65479	$10.20166	0
01/01/2012 to 12/31/2012	$10.20166	$11.73173	0
01/01/2013 to 12/31/2013	$11.73173	$16.35740	0
01/01/2014 to 12/31/2014	$16.35740	$18.34902	0
01/01/2015 to 12/31/2015	$18.34902	$17.00011	0
01/01/2016 to 12/31/2016	$17.00011	$19.73494	0
01/01/2017 to 12/31/2017	$19.73494	$22.04942	0
01/01/2018 to 12/31/2018	$22.04942	$18.08712	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99850	$10.31183	0
01/01/2013 to 12/31/2013	$10.31183	$12.03955	0
01/01/2014 to 12/31/2014	$12.03955	$12.42825	0
01/01/2015 to 12/31/2015	$12.42825	$12.05095	0
01/01/2016 to 12/31/2016	$12.05095	$12.34390	0
01/01/2017 to 12/31/2017	$12.34390	$14.11917	0
01/01/2018 to 12/31/2018	$14.11917	$12.71425	0
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56961	$9.10580	0
01/01/2010 to 12/31/2010	$9.10580	$10.93147	0
01/01/2011 to 12/31/2011	$10.93147	$8.55733	0
01/01/2012 to 12/31/2012	$8.55733	$9.90799	0
01/01/2013 to 12/31/2013	$9.90799	$9.74958	0
01/01/2014 to 12/31/2014	$9.74958	$9.12418	0
01/01/2015 to 12/31/2015	$9.12418	$7.45993	0
01/01/2016 to 12/31/2016	$7.45993	$8.23015	0
01/01/2017 to 12/31/2017	$8.23015	$10.21262	0
01/01/2018 to 12/31/2018	$10.21262	$8.61768	0

A 104

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.12914	$9.58079	0
01/01/2010 to 12/31/2010	$9.58079	$10.40137	0
01/01/2011 to 12/31/2011	$10.40137	$10.31451	0
01/01/2012 to 12/31/2012	$10.31451	$11.17743	0
01/01/2013 to 12/31/2013	$11.17743	$11.98537	0
01/01/2014 to 12/31/2014	$11.98537	$12.44720	0
01/01/2015 to 12/31/2015	$12.44720	$12.23861	0
01/01/2016 to 12/31/2016	$12.23861	$12.68069	0
01/01/2017 to 12/31/2017	$12.68069	$13.71226	0
01/01/2018 to 12/31/2018	$13.71226	$13.07954	0
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01841	$10.06769	0
01/01/2012 to 12/31/2012	$10.06769	$10.58738	0
01/01/2013 to 12/31/2013	$10.58738	$10.15469	0
01/01/2014 to 12/31/2014	$10.15469	$10.57452	0
01/01/2015 to 12/31/2015	$10.57452	$10.35454	0
01/01/2016 to 12/31/2016	$10.35454	$10.59482	0
01/01/2017 to 12/31/2017	$10.59482	$10.99281	0
01/01/2018 to 12/31/2018	$10.99281	$10.70426	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.34463	$7.84746	0
01/01/2010 to 12/31/2010	$7.84746	$9.17030	0
01/01/2011 to 12/31/2011	$9.17030	$8.44447	0
01/01/2012 to 12/31/2012	$8.44447	$9.36218	0
01/01/2013 to 12/31/2013	$9.36218	$10.75724	0
01/01/2014 to 12/31/2014	$10.75724	$11.53332	0
01/01/2015 to 12/31/2015	$11.53332	$11.25451	0
01/01/2016 to 12/31/2016	$11.25451	$12.16604	0
01/01/2017 to 12/31/2017	$12.16604	$13.86835	0
01/01/2018 to 12/31/2018	$13.86835	$12.58097	0
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99849	$11.66339	0
01/01/2014 to 12/31/2014	$11.66339	$13.19688	0
01/01/2015 to 12/31/2015	$13.19688	$13.15709	0
01/01/2016 to 12/31/2016	$13.15709	$14.32100	0
01/01/2017 to 12/31/2017	$14.32100	$17.07242	0
01/01/2018 to 12/31/2018	$17.07242	$15.56194	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.65612	$7.96135	0
01/01/2010 to 12/31/2010	$7.96135	$8.99312	0
01/01/2011 to 12/31/2011	$8.99312	$9.13532	0
01/01/2012 to 12/31/2012	$9.13532	$10.65579	0
01/01/2013 to 12/31/2013	$10.65579	$13.85493	0
01/01/2014 to 12/31/2014	$13.85493	$15.94482	0
01/01/2015 to 12/31/2015	$15.94482	$16.13726	0
01/01/2016 to 12/31/2016	$16.13726	$18.19705	0
01/01/2017 to 12/31/2017	$18.19705	$21.84307	0
01/01/2018 to 12/31/2018	$21.84307	$19.68206	0

A 105

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99849	$8.88986	0
01/01/2012 to 12/31/2012	$8.88986	$9.87653	0
01/01/2013 to 12/31/2013	$9.87653	$11.86912	0
01/01/2014 to 12/31/2014	$11.86912	$12.41108	0
01/01/2015 to 12/31/2015	$12.41108	$12.20399	0
01/01/2016 to 12/31/2016	$12.20399	$12.74035	0
01/01/2017 to 12/31/2017	$12.74035	$14.78502	0
01/01/2018 to 12/31/2018	$14.78502	$13.56745	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.33826	$8.89004	0
01/01/2010 to 12/31/2010	$8.89004	$9.76900	0
01/01/2011 to 12/31/2011	$9.76900	$9.41752	0
01/01/2012 to 12/31/2012	$9.41752	$10.19690	0
01/01/2013 to 12/31/2013	$10.19690	$11.25710	0
01/01/2014 to 12/31/2014	$11.25710	$11.62067	0
01/01/2015 to 12/31/2015	$11.62067	$11.39065	0
01/01/2016 to 12/31/2016	$11.39065	$11.72268	0
01/01/2017 to 12/31/2017	$11.72268	$13.37867	0
01/01/2018 to 12/31/2018	$13.37867	$12.09630	0
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.22880	$8.11317	0
01/01/2010 to 12/31/2010	$8.11317	$10.55827	0
01/01/2011 to 12/31/2011	$10.55827	$9.00747	0
01/01/2012 to 12/31/2012	$9.00747	$10.61886	0
01/01/2013 to 12/31/2013	$10.61886	$14.68103	0
01/01/2014 to 12/31/2014	$14.68103	$15.12653	0
01/01/2015 to 12/31/2015	$15.12653	$15.05001	0
01/01/2016 to 12/31/2016	$15.05001	$15.91491	0
01/01/2017 to 12/31/2017	$15.91491	$19.95371	0
01/01/2018 to 12/31/2018	$19.95371	$17.46504	0
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.25288	$9.53575	0
01/01/2010 to 12/31/2010	$9.53575	$12.77229	0
01/01/2011 to 12/31/2011	$12.77229	$12.41776	0
01/01/2012 to 12/31/2012	$12.41776	$13.67631	0
01/01/2013 to 12/31/2013	$13.67631	$18.15120	0
01/01/2014 to 12/31/2014	$18.15120	$18.50211	0
01/01/2015 to 12/31/2015	$18.50211	$18.30871	0
01/01/2016 to 12/31/2016	$18.30871	$20.14788	0
01/01/2017 to 12/31/2017	$20.14788	$24.51416	0
01/01/2018 to 12/31/2018	$24.51416	$22.04381	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.58670	$9.46019	0
01/01/2010 to 12/31/2010	$9.46019	$11.70297	0
01/01/2011 to 12/31/2011	$11.70297	$10.80386	0
01/01/2012 to 12/31/2012	$10.80386	$12.53362	0
01/01/2013 to 12/31/2013	$12.53362	$16.90871	0
01/01/2014 to 12/31/2014	$16.90871	$17.47615	0
01/01/2015 to 12/31/2015	$17.47615	$16.41912	0
01/01/2016 to 12/31/2016	$16.41912	$20.82959	0
01/01/2017 to 12/31/2017	$20.82959	$21.95481	0
01/01/2018 to 12/31/2018	$21.95481	$17.87328	0

A 106

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.70256	$9.38822	0
01/01/2010 to 12/31/2010	$9.38822	$10.28094	0
01/01/2011 to 12/31/2011	$10.28094	$10.29471	0
01/01/2012 to 12/31/2012	$10.29471	$11.47165	0
01/01/2013 to 12/31/2013	$11.47165	$13.15941	0
01/01/2014 to 12/31/2014	$13.15941	$13.68001	0
01/01/2015 to 12/31/2015	$13.68001	$13.43712	0
01/01/2016 to 12/31/2016	$13.43712	$14.18888	0
01/01/2017 to 12/31/2017	$14.18888	$16.07833	0
01/01/2018 to 12/31/2018	$16.07833	$14.94380	0
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.60803	$9.95094	0
01/01/2010 to 12/31/2010	$9.95094	$11.31499	0
01/01/2011 to 12/31/2011	$11.31499	$10.92140	0
01/01/2012 to 12/31/2012	$10.92140	$12.60811	0
01/01/2013 to 12/31/2013	$12.60811	$17.82920	0
01/01/2014 to 12/31/2014	$17.82920	$18.96623	0
01/01/2015 to 12/31/2015	$18.96623	$20.40632	0
01/01/2016 to 12/31/2016	$20.40632	$20.57708	0
01/01/2017 to 12/31/2017	$20.57708	$27.85904	0
01/01/2018 to 12/31/2018	$27.85904	$28.40779	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.72004	$7.80265	0
01/01/2010 to 12/31/2010	$7.80265	$8.61419	0
01/01/2011 to 12/31/2011	$8.61419	$8.41633	0
01/01/2012 to 12/31/2012	$8.41633	$9.37066	0
01/01/2013 to 12/31/2013	$9.37066	$12.38654	0
01/01/2014 to 12/31/2014	$12.38654	$12.35098	0
01/01/2015 to 12/31/2015	$12.35098	$11.39133	0
01/01/2016 to 12/31/2016	$11.39133	$11.87029	0
01/01/2017 to 12/31/2017	$11.87029	$13.58443	0
01/01/2018 to 12/31/2018	$13.58443	$12.04126	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$5.55442	$8.14473	0
01/01/2010 to 12/31/2010	$8.14473	$9.63249	0
01/01/2011 to 12/31/2011	$9.63249	$8.04678	0
01/01/2012 to 12/31/2012	$8.04678	$8.18609	0
01/01/2013 to 12/31/2013	$8.18609	$9.27366	0
01/01/2014 to 12/31/2014	$9.27366	$8.34388	0
01/01/2015 to 12/31/2015	$8.34388	$6.61506	0
01/01/2016 to 12/31/2016	$6.61506	$8.09394	0
01/01/2017 to 12/31/2017	$8.09394	$8.76641	0
01/01/2018 to 12/31/2018	$8.76641	$7.17296	0
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$9.39367	$10.34037	0
01/01/2010 to 12/31/2010	$10.34037	$10.73569	0
01/01/2011 to 12/31/2011	$10.73569	$10.97564	0
01/01/2012 to 12/31/2012	$10.97564	$11.33906	0
01/01/2013 to 12/31/2013	$11.33906	$10.71515	0
01/01/2014 to 12/31/2014	$10.71515	$10.57908	0
01/01/2015 to 12/31/2015	$10.57908	$9.90728	0
01/01/2016 to 12/31/2016	$9.90728	$10.15163	0
01/01/2017 to 12/31/2017	$10.15163	$10.17112	0
01/01/2018 to 12/31/2018	$10.17112	$10.18501	0

A 107

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.71760	$9.16033	0
01/01/2010 to 12/31/2010	$9.16033	$11.11736	0
01/01/2011 to 12/31/2011	$11.11736	$10.53894	0
01/01/2012 to 12/31/2012	$10.53894	$12.25230	0
01/01/2013 to 12/31/2013	$12.25230	$15.92928	0
01/01/2014 to 12/31/2014	$15.92928	$17.98118	0
01/01/2015 to 12/31/2015	$17.98118	$16.48790	0
01/01/2016 to 12/31/2016	$16.48790	$18.45479	0
01/01/2017 to 12/31/2017	$18.45479	$21.47828	0
01/01/2018 to 12/31/2018	$21.47828	$17.60129	0
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.32737	$7.97872	0
01/01/2010 to 12/31/2010	$7.97872	$8.98034	0
01/01/2011 to 12/31/2011	$8.98034	$8.51275	0
01/01/2012 to 12/31/2012	$8.51275	$9.27789	0
01/01/2013 to 12/31/2013	$9.27789	$10.97712	0
01/01/2014 to 12/31/2014	$10.97712	$11.37095	0
01/01/2015 to 12/31/2015	$11.37095	$11.09375	0
01/01/2016 to 12/31/2016	$11.09375	$11.60341	0
01/01/2017 to 12/31/2017	$11.60341	$12.94194	0
01/01/2018 to 12/31/2018	$12.94194	$12.07064	0
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.08213	$9.95415	0
01/01/2010 to 12/31/2010	$9.95415	$10.53555	0
01/01/2011 to 12/31/2011	$10.53555	$10.96767	0
01/01/2012 to 12/31/2012	$10.96767	$11.61375	0
01/01/2013 to 12/31/2013	$11.61375	$11.23256	0
01/01/2014 to 12/31/2014	$11.23256	$11.82234	0
01/01/2015 to 12/31/2015	$11.82234	$11.75112	0
01/01/2016 to 12/31/2016	$11.75112	$12.13236	0
01/01/2017 to 12/31/2017	$12.13236	$12.66398	0
01/01/2018 to 12/31/2018	$12.66398	$12.15117	0
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.66234	$9.14566	0
01/01/2010 to 12/31/2010	$9.14566	$10.53862	0
01/01/2011 to 12/31/2011	$10.53862	$11.06627	0
01/01/2012 to 12/31/2012	$11.06627	$12.04467	0
01/01/2013 to 12/31/2013	$12.04467	$15.19064	0
01/01/2014 to 12/31/2014	$15.19064	$16.44013	0
01/01/2015 to 12/31/2015	$16.44013	$16.81352	0
01/01/2016 to 12/31/2016	$16.81352	$17.09387	0
01/01/2017 to 12/31/2017	$17.09387	$19.31116	0
01/01/2018 to 12/31/2018	$19.31116	$16.15204	0
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.03399	$9.03365	0
01/01/2010 to 12/31/2010	$9.03365	$10.76678	0
01/01/2011 to 12/31/2011	$10.76678	$11.15292	0
01/01/2012 to 12/31/2012	$11.15292	$13.36984	0
01/01/2013 to 12/31/2013	$13.36984	$18.36073	0
01/01/2014 to 12/31/2014	$18.36073	$20.27350	0
01/01/2015 to 12/31/2015	$20.27350	$20.83870	0
01/01/2016 to 12/31/2016	$20.83870	$21.31751	0
01/01/2017 to 12/31/2017	$21.31751	$24.77598	0
01/01/2018 to 12/31/2018	$24.77598	$24.47315	0

A 108

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.26569	$5.94603	0
01/01/2010 to 12/31/2010	$5.94603	$6.47619	0
01/01/2011 to 12/31/2011	$6.47619	$5.47919	0
01/01/2012 to 12/31/2012	$5.47919	$6.71000	0
01/01/2013 to 12/31/2013	$6.71000	$8.70148	0
01/01/2014 to 12/31/2014	$8.70148	$9.64694	0
01/01/2015 to 12/31/2015	$9.64694	$9.33022	0
01/01/2016 to 12/31/2016	$9.33022	$10.56461	0
01/01/2017 to 12/31/2017	$10.56461	$12.26006	0
01/01/2018 to 12/31/2018	$12.26006	$10.78077	0
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.32620	$9.77371	0
01/01/2010 to 12/31/2010	$9.77371	$9.86916	0
01/01/2011 to 12/31/2011	$9.86916	$10.67018	0
01/01/2012 to 12/31/2012	$10.67018	$12.29923	0
01/01/2013 to 12/31/2013	$12.29923	$16.87715	0
01/01/2014 to 12/31/2014	$16.87715	$20.49775	0
01/01/2015 to 12/31/2015	$20.49775	$21.13640	0
01/01/2016 to 12/31/2016	$21.13640	$19.91225	0
01/01/2017 to 12/31/2017	$19.91225	$23.64141	0
01/01/2018 to 12/31/2018	$23.64141	$24.23903	0
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.08955	$7.41970	0
01/01/2010 to 12/31/2010	$7.41970	$9.01509	0
01/01/2011 to 12/31/2011	$9.01509	$8.69362	0
01/01/2012 to 12/31/2012	$8.69362	$9.88393	0
01/01/2013 to 12/31/2013	$9.88393	$13.41052	0
01/01/2014 to 12/31/2014	$13.41052	$13.90129	0
01/01/2015 to 12/31/2015	$13.90129	$13.18196	0
01/01/2016 to 12/31/2016	$13.18196	$15.21421	0
01/01/2017 to 12/31/2017	$15.21421	$18.28468	0
01/01/2018 to 12/31/2018	$18.28468	$15.65915	0
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.70842	$8.54497	0
01/01/2010 to 12/31/2010	$8.54497	$9.49588	0
01/01/2011 to 12/31/2011	$9.49588	$9.61554	0
01/01/2012 to 12/31/2012	$9.61554	$10.64117	0
01/01/2013 to 12/31/2013	$10.64117	$13.65174	0
01/01/2014 to 12/31/2014	$13.65174	$15.13651	0
01/01/2015 to 12/31/2015	$15.13651	$15.41988	0
01/01/2016 to 12/31/2016	$15.41988	$15.89980	0
01/01/2017 to 12/31/2017	$15.89980	$19.56040	0
01/01/2018 to 12/31/2018	$19.56040	$18.84590	0
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.26415	$7.34766	0
01/01/2010 to 12/31/2010	$7.34766	$8.14450	0
01/01/2011 to 12/31/2011	$8.14450	$7.89453	0
01/01/2012 to 12/31/2012	$7.89453	$8.94609	0
01/01/2013 to 12/31/2013	$8.94609	$11.40930	0
01/01/2014 to 12/31/2014	$11.40930	$12.37541	0
01/01/2015 to 12/31/2015	$12.37541	$11.57524	0
01/01/2016 to 12/31/2016	$11.57524	$13.11944	0
01/01/2017 to 12/31/2017	$13.11944	$14.61245	0
01/01/2018 to 12/31/2018	$14.61245	$12.82104	0

A 109

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.19227	$8.40939	0
01/01/2010 to 12/31/2010	$8.40939	$10.60304	0
01/01/2011 to 12/31/2011	$10.60304	$10.10944	0
01/01/2012 to 12/31/2012	$10.10944	$11.45211	0
01/01/2013 to 12/31/2013	$11.45211	$14.67640	0
01/01/2014 to 12/31/2014	$14.67640	$15.25880	0
01/01/2015 to 12/31/2015	$15.25880	$15.02408	0
01/01/2016 to 12/31/2016	$15.02408	$16.65127	0
01/01/2017 to 12/31/2017	$16.65127	$19.34264	0
01/01/2018 to 12/31/2018	$19.34264	$16.71468	0
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.45633	$8.29598	0
01/01/2010 to 12/31/2010	$8.29598	$9.81122	0
01/01/2011 to 12/31/2011	$9.81122	$9.25529	0
01/01/2012 to 12/31/2012	$9.25529	$10.59209	0
01/01/2013 to 12/31/2013	$10.59209	$13.74419	0
01/01/2014 to 12/31/2014	$13.74419	$14.86899	0
01/01/2015 to 12/31/2015	$14.86899	$13.39822	0
01/01/2016 to 12/31/2016	$13.39822	$16.35761	0
01/01/2017 to 12/31/2017	$16.35761	$17.76505	0
01/01/2018 to 12/31/2018	$17.76505	$15.12275	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.51149	$6.92096	0
01/01/2010 to 12/31/2010	$6.92096	$8.47318	0
01/01/2011 to 12/31/2011	$8.47318	$8.71466	0
01/01/2012 to 12/31/2012	$8.71466	$10.02532	0
01/01/2013 to 12/31/2013	$10.02532	$9.85224	0
01/01/2014 to 12/31/2014	$9.85224	$12.09335	0
01/01/2015 to 12/31/2015	$12.09335	$11.91215	0
01/01/2016 to 12/31/2016	$11.91215	$12.36596	0
01/01/2017 to 12/31/2017	$12.36596	$13.11932	0
01/01/2018 to 12/31/2018	$13.11932	$12.14584	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.80149	$8.42557	0
01/01/2010 to 12/31/2010	$8.42557	$10.40079	0
01/01/2011 to 12/31/2011	$10.40079	$10.34305	0
01/01/2012 to 12/31/2012	$10.34305	$11.42228	0
01/01/2013 to 12/31/2013	$11.42228	$15.74849	0
01/01/2014 to 12/31/2014	$15.74849	$15.79836	0
01/01/2015 to 12/31/2015	$15.79836	$15.69340	0
01/01/2016 to 12/31/2016	$15.69340	$18.52692	0
01/01/2017 to 12/31/2017	$18.52692	$20.55044	0
01/01/2018 to 12/31/2018	$20.55044	$19.01538	0
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.17038	$8.47653	0
01/01/2010 to 12/31/2010	$8.47653	$10.16214	0
01/01/2011 to 12/31/2011	$10.16214	$9.56846	0
01/01/2012 to 12/31/2012	$9.56846	$10.91226	0
01/01/2013 to 12/31/2013	$10.91226	$14.75072	0
01/01/2014 to 12/31/2014	$14.75072	$15.32481	0
01/01/2015 to 12/31/2015	$15.32481	$13.80082	0
01/01/2016 to 12/31/2016	$13.80082	$17.45012	0
01/01/2017 to 12/31/2017	$17.45012	$18.79799	0
01/01/2018 to 12/31/2018	$18.79799	$15.83112	0

A 110

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.25991	$7.64985	0
01/01/2010 to 12/31/2010	$7.64985	$8.68915	0
01/01/2011 to 12/31/2011	$8.68915	$8.69092	0
01/01/2012 to 12/31/2012	$8.69092	$9.94218	0
01/01/2013 to 12/31/2013	$9.94218	$10.93970	0
01/01/2014 to 12/31/2014	$10.93970	$10.80173	0
01/01/2015 to 12/31/2015	$10.80173	$10.76698	0
01/01/2016 to 12/31/2016	$10.76698	$12.86147	0
01/01/2017 to 12/31/2017	$12.86147	$12.36038	0
01/01/2018 to 12/31/2018	$12.36038	$10.30171	0
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.20656	$7.83528	0
01/01/2010 to 12/31/2010	$7.83528	$8.15080	0
01/01/2011 to 12/31/2011	$8.15080	$9.40429	0
01/01/2012 to 12/31/2012	$9.40429	$9.24602	0
01/01/2013 to 12/31/2013	$9.24602	$10.28659	0
01/01/2014 to 12/31/2014	$10.28659	$12.71394	0
01/01/2015 to 12/31/2015	$12.71394	$11.68370	0
01/01/2016 to 12/31/2016	$11.68370	$13.20155	0
01/01/2017 to 12/31/2017	$13.20155	$14.34152	0
01/01/2018 to 12/31/2018	$14.34152	$14.48569	0
*Denotes the start date of these sub-accounts

A 111

PREMIER L SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV 40 bps (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.87595	$9.61124	459,255
01/01/2010 to 12/31/2010	$9.61124	$10.56057	547,140
01/01/2011 to 12/31/2011	$10.56057	$10.08836	450,724
01/01/2012 to 12/31/2012	$10.08836	$11.14410	513,039
01/01/2013 to 12/31/2013	$11.14410	$12.02719	499,169
01/01/2014 to 12/31/2014	$12.02719	$12.25357	474,577
01/01/2015 to 12/31/2015	$12.25357	$11.63795	350,400
01/01/2016 to 12/31/2016	$11.63795	$12.14510	298,297
01/01/2017 to 12/31/2017	$12.14510	$13.41929	304,053
01/01/2018 to 12/31/2018	$13.41929	$12.09634	197,066
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$7.87679	$9.75519	131,788
01/01/2010 to 12/31/2010	$9.75519	$10.88553	135,608
01/01/2011 to 12/31/2011	$10.88553	$10.69481	114,020
01/01/2012 to 12/31/2012	$10.69481	$11.92762	134,628
01/01/2013 to 12/31/2013	$11.92762	$13.64323	127,009
01/01/2014 to 12/31/2014	$13.64323	$14.20668	132,813
01/01/2015 to 12/31/2015	$14.20668	$14.05364	119,413
01/01/2016 to 12/31/2016	$14.05364	$14.77218	110,778
01/01/2017 to 12/31/2017	$14.77218	$16.95135	106,600
01/01/2018 to 12/31/2018	$16.95135	$15.65435	90,868
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99845	$11.62000	0
01/01/2014 to 12/31/2014	$11.62000	$12.90512	0
01/01/2015 to 12/31/2015	$12.90512	$12.88317	0
01/01/2016 to 12/31/2016	$12.88317	$13.99667	0
01/01/2017 to 12/31/2017	$13.99667	$16.77694	0
01/01/2018 to 12/31/2018	$16.77694	$15.12325	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.19381	$9.85682	514,826
01/01/2010 to 12/31/2010	$9.85682	$10.86424	623,828
01/01/2011 to 12/31/2011	$10.86424	$10.53238	513,328
01/01/2012 to 12/31/2012	$10.53238	$11.62514	568,077
01/01/2013 to 12/31/2013	$11.62514	$13.42168	444,967
01/01/2014 to 12/31/2014	$13.42168	$14.03040	455,228
01/01/2015 to 12/31/2015	$14.03040	$13.83427	415,432
01/01/2016 to 12/31/2016	$13.83427	$14.43195	315,707
01/01/2017 to 12/31/2017	$14.43195	$16.27468	332,558
01/01/2018 to 12/31/2018	$16.27468	$15.18157	233,751
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99793	$9.15301	0
01/01/2012 to 12/31/2012	$9.15301	$10.05053	0
01/01/2013 to 12/31/2013	$10.05053	$10.93367	0
01/01/2014 to 12/31/2014	$10.93367	$11.25504	4,310
01/01/2015 to 12/31/2015	$11.25504	$10.71373	4,362
01/01/2016 to 12/31/2016	$10.71373	$11.24629	4,366
01/01/2017 to 12/31/2017	$11.24629	$12.42906	4,410
01/01/2018 to 12/31/2018	$12.42906	$11.55230	4,425

A 112

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$10.94837	$11.50428	1,394
01/01/2010 to 12/31/2010	$11.50428	$11.72999	1,551
01/01/2011 to 12/31/2011	$11.72999	$11.77036	1,375
01/01/2012 to 12/31/2012	$11.77036	$12.09290	1,472
01/01/2013 to 12/31/2013	$12.09290	$11.60948	1,605
01/01/2014 to 12/31/2014	$11.60948	$11.38187	5,756
01/01/2015 to 12/31/2015	$11.38187	$11.22372	5,581
01/01/2016 to 12/31/2016	$11.22372	$11.19506	8,060
01/01/2017 to 12/31/2017	$11.19506	$11.17391	6,422
01/01/2018 to 12/31/2018	$11.17391	$11.04621	9,256
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$10.81924	$11.99359	123,840
01/01/2010 to 12/31/2010	$11.99359	$12.67844	157,774
01/01/2011 to 12/31/2011	$12.67844	$12.83777	136,313
01/01/2012 to 12/31/2012	$12.83777	$13.77245	134,484
01/01/2013 to 12/31/2013	$13.77245	$13.26724	148,327
01/01/2014 to 12/31/2014	$13.26724	$13.57074	136,201
01/01/2015 to 12/31/2015	$13.57074	$13.03698	104,671
01/01/2016 to 12/31/2016	$13.03698	$13.33538	94,765
01/01/2017 to 12/31/2017	$13.33538	$13.65822	118,280
01/01/2018 to 12/31/2018	$13.65822	$13.31366	76,597
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$11.35693	$11.08899	13,607
01/01/2010 to 12/31/2010	$11.08899	$12.09943	0
01/01/2011 to 12/31/2011	$12.09943	$13.48663	0
01/01/2012 to 12/31/2012	$13.48663	$13.99125	0
01/01/2013 to 12/31/2013	$13.99125	$13.29882	0
01/01/2014 to 12/31/2014	$13.29882	$13.39820	0
01/01/2015 to 12/31/2015	$13.39820	$13.25498	0
01/01/2016 to 12/31/2016	$13.25498	$13.21750	0
01/01/2017 to 12/31/2017	$13.21750	$13.06400	0
01/01/2018 to 12/31/2018	$13.06400	$12.91615	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$11.31795	$10.95660	9,277
01/01/2010 to 12/31/2010	$10.95660	$11.97397	2,796
01/01/2011 to 12/31/2011	$11.97397	$13.62798	0
01/01/2012 to 12/31/2012	$13.62798	$14.15708	0
01/01/2013 to 12/31/2013	$14.15708	$13.22184	0
01/01/2014 to 12/31/2014	$13.22184	$13.52858	0
01/01/2015 to 12/31/2015	$13.52858	$13.41847	0
01/01/2016 to 12/31/2016	$13.41847	$13.35923	0
01/01/2017 to 12/31/2017	$13.35923	$13.21026	0
01/01/2018 to 12/31/2018	$13.21026	$13.03612	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.37136	$8.78306	0
01/01/2010 to 12/31/2010	$8.78306	$9.64023	124,160
01/01/2011 to 12/31/2011	$9.64023	$11.22759	31,645
01/01/2012 to 12/31/2012	$11.22759	$11.71417	0
01/01/2013 to 12/31/2013	$11.71417	$10.74672	0
01/01/2014 to 12/31/2014	$10.74672	$11.19591	0
01/01/2015 to 12/31/2015	$11.19591	$11.15485	13,174
01/01/2016 to 12/31/2016	$11.15485	$11.16138	13,638
01/01/2017 to 12/31/2017	$11.16138	$11.05074	11,650
01/01/2018 to 12/31/2018	$11.05074	$10.87515	15,991

A 113

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99794	$11.00110	119,889
01/01/2011 to 12/31/2011	$11.00110	$12.98795	42,207
01/01/2012 to 12/31/2012	$12.98795	$13.61130	17,563
01/01/2013 to 12/31/2013	$13.61130	$12.42241	0
01/01/2014 to 12/31/2014	$12.42241	$13.12714	0
01/01/2015 to 12/31/2015	$13.12714	$13.11205	0
01/01/2016 to 12/31/2016	$13.11205	$13.12974	0
01/01/2017 to 12/31/2017	$13.12974	$13.08914	0
01/01/2018 to 12/31/2018	$13.08914	$12.85232	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99845	$12.01256	129,732
01/01/2012 to 12/31/2012	$12.01256	$12.47759	78,339
01/01/2013 to 12/31/2013	$12.47759	$11.05160	0
01/01/2014 to 12/31/2014	$11.05160	$11.97007	0
01/01/2015 to 12/31/2015	$11.97007	$11.99313	0
01/01/2016 to 12/31/2016	$11.99313	$11.98501	0
01/01/2017 to 12/31/2017	$11.98501	$11.94661	0
01/01/2018 to 12/31/2018	$11.94661	$11.70535	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99794	$10.39215	121,338
01/01/2013 to 12/31/2013	$10.39215	$9.15827	164,475
01/01/2014 to 12/31/2014	$9.15827	$10.12164	38,753
01/01/2015 to 12/31/2015	$10.12164	$10.20188	0
01/01/2016 to 12/31/2016	$10.20188	$10.20324	0
01/01/2017 to 12/31/2017	$10.20324	$10.18326	0
01/01/2018 to 12/31/2018	$10.18326	$9.96599	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99897	$8.74369	275,406
01/01/2014 to 12/31/2014	$8.74369	$9.83272	169,571
01/01/2015 to 12/31/2015	$9.83272	$9.92342	26,580
01/01/2016 to 12/31/2016	$9.92342	$9.92442	18,632
01/01/2017 to 12/31/2017	$9.92442	$9.90371	12,942
01/01/2018 to 12/31/2018	$9.90371	$9.65558	12,936
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99897	$11.29546	53,392
01/01/2015 to 12/31/2015	$11.29546	$11.30633	187,600
01/01/2016 to 12/31/2016	$11.30633	$11.37029	0
01/01/2017 to 12/31/2017	$11.37029	$11.36299	0
01/01/2018 to 12/31/2018	$11.36299	$11.06799	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99897	$9.93127	79,694
01/01/2016 to 12/31/2016	$9.93127	$9.94890	125,781
01/01/2017 to 12/31/2017	$9.94890	$10.00015	82,763
01/01/2018 to 12/31/2018	$10.00015	$9.71067	97,019
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99794	$9.87288	243,324
01/01/2017 to 12/31/2017	$9.87288	$9.94940	167,764
01/01/2018 to 12/31/2018	$9.94940	$9.63994	185,234
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99794	$10.03006	0
01/01/2018 to 12/31/2018	$10.03006	$9.63958	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99794	$9.65559	0

A 114

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$7.68587	$9.43787	756,117
01/01/2010 to 12/31/2010	$9.43787	$10.50081	841,809
01/01/2011 to 12/31/2011	$10.50081	$10.05525	664,857
01/01/2012 to 12/31/2012	$10.05525	$11.22171	738,280
01/01/2013 to 12/31/2013	$11.22171	$13.51022	741,731
01/01/2014 to 12/31/2014	$13.51022	$14.18572	774,772
01/01/2015 to 12/31/2015	$14.18572	$13.99547	734,401
01/01/2016 to 12/31/2016	$13.99547	$14.67400	691,018
01/01/2017 to 12/31/2017	$14.67400	$16.97750	638,816
01/01/2018 to 12/31/2018	$16.97750	$15.62338	596,246
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99845	$11.64134	43,384
01/01/2014 to 12/31/2014	$11.64134	$12.97911	71,494
01/01/2015 to 12/31/2015	$12.97911	$12.28214	75,340
01/01/2016 to 12/31/2016	$12.28214	$13.84884	72,131
01/01/2017 to 12/31/2017	$13.84884	$16.09251	14,411
01/01/2018 to 12/31/2018	$16.09251	$15.03830	12,275
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$6.90350	$10.43374	769
01/01/2010 to 12/31/2010	$10.43374	$13.17714	4,215
01/01/2011 to 12/31/2011	$13.17714	$13.78398	2,362
01/01/2012 to 12/31/2012	$13.78398	$15.60270	2,957
01/01/2013 to 12/31/2013	$15.60270	$15.79154	4,165
01/01/2014 to 12/31/2014	$15.79154	$20.28799	4,072
01/01/2015 to 12/31/2015	$20.28799	$20.87413	3,667
01/01/2016 to 12/31/2016	$20.87413	$21.47226	5,827
01/01/2017 to 12/31/2017	$21.47226	$22.38901	3,246
01/01/2018 to 12/31/2018	$22.38901	$20.92457	1,771
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$7.14912	$8.79176	59,158
01/01/2010 to 12/31/2010	$8.79176	$9.86717	122,916
01/01/2011 to 12/31/2011	$9.86717	$9.53771	106,370
01/01/2012 to 12/31/2012	$9.53771	$10.35497	132,161
01/01/2013 to 12/31/2013	$10.35497	$11.66190	128,615
01/01/2014 to 12/31/2014	$11.66190	$11.80502	108,153
01/01/2015 to 12/31/2015	$11.80502	$11.69967	77,641
01/01/2016 to 12/31/2016	$11.69967	$11.97033	65,713
01/01/2017 to 12/31/2017	$11.97033	$13.68273	72,691
01/01/2018 to 12/31/2018	$13.68273	$12.38625	48,891
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$5.72102	$8.09735	5,233
01/01/2010 to 12/31/2010	$8.09735	$9.55158	6,010
01/01/2011 to 12/31/2011	$9.55158	$8.90131	4,981
01/01/2012 to 12/31/2012	$8.90131	$11.07650	5,740
01/01/2013 to 12/31/2013	$11.07650	$11.34251	6,964
01/01/2014 to 12/31/2014	$11.34251	$12.68089	6,603
01/01/2015 to 12/31/2015	$12.68089	$12.43322	6,334
01/01/2016 to 12/31/2016	$12.43322	$12.31114	6,419
01/01/2017 to 12/31/2017	$12.31114	$13.39748	6,323
01/01/2018 to 12/31/2018	$13.39748	$12.52708	5,407

A 115

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.86039	$8.28115	15,497
01/01/2010 to 12/31/2010	$8.28115	$9.17397	14,804
01/01/2011 to 12/31/2011	$9.17397	$8.50626	12,131
01/01/2012 to 12/31/2012	$8.50626	$9.98923	5,308
01/01/2013 to 12/31/2013	$9.98923	$13.09110	5,072
01/01/2014 to 12/31/2014	$13.09110	$14.53422	4,898
01/01/2015 to 12/31/2015	$14.53422	$13.60408	49,267
01/01/2016 to 12/31/2016	$13.60408	$14.89186	46,318
01/01/2017 to 12/31/2017	$14.89186	$16.03931	26,804
01/01/2018 to 12/31/2018	$16.03931	$14.39645	19,549
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$8.60556	$11.55150	21,686
01/01/2010 to 12/31/2010	$11.55150	$13.58365	27,187
01/01/2011 to 12/31/2011	$13.58365	$12.93390	14,769
01/01/2012 to 12/31/2012	$12.93390	$15.18202	17,529
01/01/2013 to 12/31/2013	$15.18202	$19.69518	20,385
01/01/2014 to 12/31/2014	$19.69518	$21.55589	20,032
01/01/2015 to 12/31/2015	$21.55589	$19.95117	22,013
01/01/2016 to 12/31/2016	$19.95117	$19.90208	23,424
01/01/2017 to 12/31/2017	$19.90208	$24.82335	20,305
01/01/2018 to 12/31/2018	$24.82335	$23.29855	18,490
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$7.77262	$9.20795	169,953
01/01/2010 to 12/31/2010	$9.20795	$10.08437	246,741
01/01/2011 to 12/31/2011	$10.08437	$9.84640	224,887
01/01/2012 to 12/31/2012	$9.84640	$10.64133	245,096
01/01/2013 to 12/31/2013	$10.64133	$11.46849	225,315
01/01/2014 to 12/31/2014	$11.46849	$11.70945	215,047
01/01/2015 to 12/31/2015	$11.70945	$11.38653	184,616
01/01/2016 to 12/31/2016	$11.38653	$11.76203	174,950
01/01/2017 to 12/31/2017	$11.76203	$12.96113	172,245
01/01/2018 to 12/31/2018	$12.96113	$11.82057	100,737
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.40079	$9.50032	20,133
01/01/2010 to 12/31/2010	$9.50032	$11.81873	26,327
01/01/2011 to 12/31/2011	$11.81873	$11.74963	16,354
01/01/2012 to 12/31/2012	$11.74963	$13.33932	19,728
01/01/2013 to 12/31/2013	$13.33932	$18.17136	20,367
01/01/2014 to 12/31/2014	$18.17136	$19.11607	20,149
01/01/2015 to 12/31/2015	$19.11607	$17.72888	19,520
01/01/2016 to 12/31/2016	$17.72888	$21.62906	16,712
01/01/2017 to 12/31/2017	$21.62906	$23.81391	21,667
01/01/2018 to 12/31/2018	$23.81391	$20.08078	12,763
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$10.51016	$10.38554	4,216
01/01/2010 to 12/31/2010	$10.38554	$10.19444	3,814
01/01/2011 to 12/31/2011	$10.19444	$10.00685	9,408
01/01/2012 to 12/31/2012	$10.00685	$9.82027	6,733
01/01/2013 to 12/31/2013	$9.82027	$9.63721	15,972
01/01/2014 to 12/31/2014	$9.63721	$9.45754	4,768
01/01/2015 to 12/31/2015	$9.45754	$9.28120	3,989
01/01/2016 to 12/31/2016	$9.28120	$9.10865	3,962
01/01/2017 to 12/31/2017	$9.10865	$8.96960	4,578
01/01/2018 to 12/31/2018	$8.96960	$8.91584	4,074

A 116

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$8.32397	$10.41539	8,617
01/01/2010 to 12/31/2010	$10.41539	$11.60106	8,821
01/01/2011 to 12/31/2011	$11.60106	$11.74628	7,557
01/01/2012 to 12/31/2012	$11.74628	$13.12633	6,923
01/01/2013 to 12/31/2013	$13.12633	$13.80651	6,643
01/01/2014 to 12/31/2014	$13.80651	$13.89564	6,203
01/01/2015 to 12/31/2015	$13.89564	$13.15056	2,958
01/01/2016 to 12/31/2016	$13.15056	$14.89286	2,382
01/01/2017 to 12/31/2017	$14.89286	$15.70790	2,435
01/01/2018 to 12/31/2018	$15.70790	$15.10730	1,168
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.19286	$7.84723	10,059
01/01/2010 to 12/31/2010	$7.84723	$8.71427	10,566
01/01/2011 to 12/31/2011	$8.71427	$8.19415	1,091
01/01/2012 to 12/31/2012	$8.19415	$9.39903	953
01/01/2013 to 12/31/2013	$9.39903	$12.90063	2,271
01/01/2014 to 12/31/2014	$12.90063	$14.40039	2,148
01/01/2015 to 12/31/2015	$14.40039	$13.02449	2,030
01/01/2016 to 12/31/2016	$13.02449	$15.32414	1,916
01/01/2017 to 12/31/2017	$15.32414	$17.92553	1,961
01/01/2018 to 12/31/2018	$17.92553	$15.10006	2,085
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$6.12316	$8.02258	11,074
01/01/2010 to 12/31/2010	$8.02258	$9.01442	17,704
01/01/2011 to 12/31/2011	$9.01442	$7.70310	13,585
01/01/2012 to 12/31/2012	$7.70310	$9.09880	14,349
01/01/2013 to 12/31/2013	$9.09880	$10.63067	15,992
01/01/2014 to 12/31/2014	$10.63067	$9.85596	17,403
01/01/2015 to 12/31/2015	$9.85596	$9.97669	15,726
01/01/2016 to 12/31/2016	$9.97669	$9.42122	14,839
01/01/2017 to 12/31/2017	$9.42122	$12.52154	13,703
01/01/2018 to 12/31/2018	$12.52154	$10.64881	11,202
AST International Value Portfolio
05/01/2009 to 12/31/2009	$6.80863	$8.82960	8,210
01/01/2010 to 12/31/2010	$8.82960	$9.62539	14,616
01/01/2011 to 12/31/2011	$9.62539	$8.26071	11,572
01/01/2012 to 12/31/2012	$8.26071	$9.45839	14,585
01/01/2013 to 12/31/2013	$9.45839	$11.08897	15,914
01/01/2014 to 12/31/2014	$11.08897	$10.15269	16,984
01/01/2015 to 12/31/2015	$10.15269	$10.04476	14,227
01/01/2016 to 12/31/2016	$10.04476	$9.91511	13,103
01/01/2017 to 12/31/2017	$9.91511	$11.95053	12,985
01/01/2018 to 12/31/2018	$11.95053	$9.83419	10,951
AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$10.75152	$11.69915	0
01/01/2010 to 12/31/2010	$11.69915	$12.72222	0
01/01/2011 to 12/31/2011	$12.72222	$14.03915	734,889
01/01/2012 to 12/31/2012	$14.03915	$15.07214	258,045
01/01/2013 to 12/31/2013	$15.07214	$14.32043	52,353
01/01/2014 to 12/31/2014	$14.32043	$14.99915	50,748
01/01/2015 to 12/31/2015	$14.99915	$14.89212	245,388
01/01/2016 to 12/31/2016	$14.89212	$15.22952	282,827
01/01/2017 to 12/31/2017	$15.22952	$15.59076	124,588
01/01/2018 to 12/31/2018	$15.59076	$15.25764	568,698

A 117

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$7.25510	$8.86201	51,073
01/01/2010 to 12/31/2010	$8.86201	$9.89847	81,692
01/01/2011 to 12/31/2011	$9.89847	$9.65878	78,604
01/01/2012 to 12/31/2012	$9.65878	$10.76599	95,134
01/01/2013 to 12/31/2013	$10.76599	$12.28543	98,613
01/01/2014 to 12/31/2014	$12.28543	$12.82372	88,945
01/01/2015 to 12/31/2015	$12.82372	$12.45281	89,036
01/01/2016 to 12/31/2016	$12.45281	$12.85872	56,941
01/01/2017 to 12/31/2017	$12.85872	$14.75940	34,110
01/01/2018 to 12/31/2018	$14.75940	$13.41510	30,598
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$7.85533	$10.55484	27,364
01/01/2010 to 12/31/2010	$10.55484	$11.10084	29,556
01/01/2011 to 12/31/2011	$11.10084	$9.89724	16,203
01/01/2012 to 12/31/2012	$9.89724	$11.84030	8,507
01/01/2013 to 12/31/2013	$11.84030	$13.40435	8,589
01/01/2014 to 12/31/2014	$13.40435	$12.31706	27,297
01/01/2015 to 12/31/2015	$12.31706	$11.74957	30,849
01/01/2016 to 12/31/2016	$11.74957	$11.75379	30,481
01/01/2017 to 12/31/2017	$11.75379	$14.95336	15,959
01/01/2018 to 12/31/2018	$14.95336	$12.10962	13,068
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.66215	$11.19913	73,978
01/01/2010 to 12/31/2010	$11.19913	$11.79468	48,426
01/01/2011 to 12/31/2011	$11.79468	$11.60212	49,180
01/01/2012 to 12/31/2012	$11.60212	$12.60601	53,878
01/01/2013 to 12/31/2013	$12.60601	$13.73586	36,383
01/01/2014 to 12/31/2014	$13.73586	$14.21417	45,099
01/01/2015 to 12/31/2015	$14.21417	$13.92364	33,313
01/01/2016 to 12/31/2016	$13.92364	$14.18908	26,058
01/01/2017 to 12/31/2017	$14.18908	$15.61599	26,386
01/01/2018 to 12/31/2018	$15.61599	$14.53777	17,962
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08384	$10.28767	0
01/01/2010 to 12/31/2010	$10.28767	$11.23842	0
01/01/2011 to 12/31/2011	$11.23842	$11.10228	0
01/01/2012 to 12/31/2012	$11.10228	$12.54958	0
01/01/2013 to 12/31/2013	$12.54958	$16.81014	0
01/01/2014 to 12/31/2014	$16.81014	$18.06453	0
01/01/2015 to 12/31/2015	$18.06453	$19.61300	2,118
01/01/2016 to 12/31/2016	$19.61300	$18.96618	741
01/01/2017 to 12/31/2017	$18.96618	$25.28266	0
01/01/2018 to 12/31/2018	$25.28266	$24.40884	993
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.14869	$9.09565	38,033
01/01/2010 to 12/31/2010	$9.09565	$10.68915	44,092
01/01/2011 to 12/31/2011	$10.68915	$10.39424	22,878
01/01/2012 to 12/31/2012	$10.39424	$11.45130	22,256
01/01/2013 to 12/31/2013	$11.45130	$15.35214	21,596
01/01/2014 to 12/31/2014	$15.35214	$16.66134	39,466
01/01/2015 to 12/31/2015	$16.66134	$17.99738	32,787
01/01/2016 to 12/31/2016	$17.99738	$18.64743	29,755
01/01/2017 to 12/31/2017	$18.64743	$24.33805	34,720
01/01/2018 to 12/31/2018	$24.33805	$23.23975	26,928

A 118

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$8.61571	$11.44852	4,567
01/01/2010 to 12/31/2010	$11.44852	$12.58852	11,176
01/01/2011 to 12/31/2011	$12.58852	$11.96714	5,867
01/01/2012 to 12/31/2012	$11.96714	$14.45384	11,046
01/01/2013 to 12/31/2013	$14.45384	$18.10409	12,567
01/01/2014 to 12/31/2014	$18.10409	$18.41149	14,773
01/01/2015 to 12/31/2015	$18.41149	$17.80334	14,800
01/01/2016 to 12/31/2016	$17.80334	$18.71472	14,304
01/01/2017 to 12/31/2017	$18.71472	$22.74531	15,526
01/01/2018 to 12/31/2018	$22.74531	$20.18675	9,819
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$8.20290	$9.95377	7,371
01/01/2010 to 12/31/2010	$9.95377	$11.01704	7,855
01/01/2011 to 12/31/2011	$11.01704	$10.74757	6,683
01/01/2012 to 12/31/2012	$10.74757	$12.34872	1,327
01/01/2013 to 12/31/2013	$12.34872	$16.56683	1,193
01/01/2014 to 12/31/2014	$16.56683	$17.67384	1,088
01/01/2015 to 12/31/2015	$17.67384	$18.59801	1,472
01/01/2016 to 12/31/2016	$18.59801	$18.60078	1,286
01/01/2017 to 12/31/2017	$18.60078	$23.86058	1,333
01/01/2018 to 12/31/2018	$23.86058	$23.91659	6,904
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99846	$10.18849	0
01/01/2013 to 12/31/2013	$10.18849	$13.44856	0
01/01/2014 to 12/31/2014	$13.44856	$14.54628	0
01/01/2015 to 12/31/2015	$14.54628	$14.17185	1,471
01/01/2016 to 12/31/2016	$14.17185	$15.77817	1,580
01/01/2017 to 12/31/2017	$15.77817	$18.16979	13,434
01/01/2018 to 12/31/2018	$18.16979	$16.01928	9,983
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$6.89513	$9.34880	12,468
01/01/2010 to 12/31/2010	$9.34880	$11.32466	18,504
01/01/2011 to 12/31/2011	$11.32466	$10.83771	11,663
01/01/2012 to 12/31/2012	$10.83771	$12.45694	13,801
01/01/2013 to 12/31/2013	$12.45694	$17.36010	13,123
01/01/2014 to 12/31/2014	$17.36010	$19.46415	12,801
01/01/2015 to 12/31/2015	$19.46415	$18.02443	12,120
01/01/2016 to 12/31/2016	$18.02443	$20.91363	18,550
01/01/2017 to 12/31/2017	$20.91363	$23.35481	15,111
01/01/2018 to 12/31/2018	$23.35481	$19.14848	10,835
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99846	$10.30845	27,511
01/01/2013 to 12/31/2013	$10.30845	$12.02970	26,678
01/01/2014 to 12/31/2014	$12.02970	$12.41205	35,422
01/01/2015 to 12/31/2015	$12.41205	$12.02933	24,746
01/01/2016 to 12/31/2016	$12.02933	$12.31563	20,738
01/01/2017 to 12/31/2017	$12.31563	$14.07992	28,370
01/01/2018 to 12/31/2018	$14.07992	$12.67260	26,608

A 119

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$6.17479	$9.09942	32,359
01/01/2010 to 12/31/2010	$9.09942	$10.91854	41,589
01/01/2011 to 12/31/2011	$10.91854	$8.54304	29,187
01/01/2012 to 12/31/2012	$8.54304	$9.88663	32,287
01/01/2013 to 12/31/2013	$9.88663	$9.72394	42,005
01/01/2014 to 12/31/2014	$9.72394	$9.09576	42,070
01/01/2015 to 12/31/2015	$9.09576	$7.43308	42,221
01/01/2016 to 12/31/2016	$7.43308	$8.19659	37,026
01/01/2017 to 12/31/2017	$8.19659	$10.16599	35,195
01/01/2018 to 12/31/2018	$10.16599	$8.57414	28,225
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$9.10263	$10.55805	87,109
01/01/2010 to 12/31/2010	$10.55805	$11.45661	157,813
01/01/2011 to 12/31/2011	$11.45661	$11.35524	152,754
01/01/2012 to 12/31/2012	$11.35524	$12.29917	217,057
01/01/2013 to 12/31/2013	$12.29917	$13.18173	304,081
01/01/2014 to 12/31/2014	$13.18173	$13.68306	218,267
01/01/2015 to 12/31/2015	$13.68306	$13.44709	188,773
01/01/2016 to 12/31/2016	$13.44709	$13.92613	182,548
01/01/2017 to 12/31/2017	$13.92613	$15.05168	142,902
01/01/2018 to 12/31/2018	$15.05168	$14.34996	124,847
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01837	$10.06686	0
01/01/2012 to 12/31/2012	$10.06686	$10.58122	0
01/01/2013 to 12/31/2013	$10.58122	$10.14377	0
01/01/2014 to 12/31/2014	$10.14377	$10.55797	0
01/01/2015 to 12/31/2015	$10.55797	$10.33332	4,060
01/01/2016 to 12/31/2016	$10.33332	$10.56789	22,950
01/01/2017 to 12/31/2017	$10.56789	$10.95948	6,301
01/01/2018 to 12/31/2018	$10.95948	$10.66654	6,130
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$6.74958	$8.22871	194,848
01/01/2010 to 12/31/2010	$8.22871	$9.61112	231,128
01/01/2011 to 12/31/2011	$9.61112	$8.84603	139,885
01/01/2012 to 12/31/2012	$8.84603	$9.80252	178,028
01/01/2013 to 12/31/2013	$9.80252	$11.25762	166,562
01/01/2014 to 12/31/2014	$11.25762	$12.06381	183,533
01/01/2015 to 12/31/2015	$12.06381	$11.76630	363,416
01/01/2016 to 12/31/2016	$11.76630	$12.71301	330,464
01/01/2017 to 12/31/2017	$12.71301	$14.48482	650,017
01/01/2018 to 12/31/2018	$14.48482	$13.13365	493,179
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99845	$11.65946	0
01/01/2014 to 12/31/2014	$11.65946	$13.18604	0
01/01/2015 to 12/31/2015	$13.18604	$13.13983	0
01/01/2016 to 12/31/2016	$13.13983	$14.29527	0
01/01/2017 to 12/31/2017	$14.29527	$17.03345	0
01/01/2018 to 12/31/2018	$17.03345	$15.51875	0

A 120

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$6.49160	$8.26135	0
01/01/2010 to 12/31/2010	$8.26135	$9.32751	0
01/01/2011 to 12/31/2011	$9.32751	$9.47038	0
01/01/2012 to 12/31/2012	$9.47038	$11.04111	0
01/01/2013 to 12/31/2013	$11.04111	$14.34896	1,260
01/01/2014 to 12/31/2014	$14.34896	$16.50528	4,904
01/01/2015 to 12/31/2015	$16.50528	$16.69627	4,988
01/01/2016 to 12/31/2016	$16.69627	$18.81825	4,467
01/01/2017 to 12/31/2017	$18.81825	$22.57768	6,266
01/01/2018 to 12/31/2018	$22.57768	$20.33391	5,226
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99845	$8.88686	0
01/01/2012 to 12/31/2012	$8.88686	$9.86852	0
01/01/2013 to 12/31/2013	$9.86852	$11.85371	0
01/01/2014 to 12/31/2014	$11.85371	$12.38895	0
01/01/2015 to 12/31/2015	$12.38895	$12.17621	0
01/01/2016 to 12/31/2016	$12.17621	$12.70508	0
01/01/2017 to 12/31/2017	$12.70508	$14.73693	0
01/01/2018 to 12/31/2018	$14.73693	$13.51664	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$7.46033	$8.88278	62,367
01/01/2010 to 12/31/2010	$8.88278	$9.75608	188,331
01/01/2011 to 12/31/2011	$9.75608	$9.40046	153,263
01/01/2012 to 12/31/2012	$9.40046	$10.17351	178,973
01/01/2013 to 12/31/2013	$10.17351	$11.22577	180,391
01/01/2014 to 12/31/2014	$11.22577	$11.58269	147,680
01/01/2015 to 12/31/2015	$11.58269	$11.34785	169,895
01/01/2016 to 12/31/2016	$11.34785	$11.67290	153,656
01/01/2017 to 12/31/2017	$11.67290	$13.31543	121,385
01/01/2018 to 12/31/2018	$13.31543	$12.03324	65,387
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$7.25161	$9.44657	419
01/01/2010 to 12/31/2010	$9.44657	$12.28759	552
01/01/2011 to 12/31/2011	$12.28759	$10.47763	13,228
01/01/2012 to 12/31/2012	$10.47763	$12.34599	13,532
01/01/2013 to 12/31/2013	$12.34599	$17.06049	13,524
01/01/2014 to 12/31/2014	$17.06049	$17.56956	13,270
01/01/2015 to 12/31/2015	$17.56956	$17.47213	11,465
01/01/2016 to 12/31/2016	$17.47213	$18.46719	10,966
01/01/2017 to 12/31/2017	$18.46719	$23.14222	10,468
01/01/2018 to 12/31/2018	$23.14222	$20.24575	7,428
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$6.63863	$8.72427	2,940
01/01/2010 to 12/31/2010	$8.72427	$11.67952	3,581
01/01/2011 to 12/31/2011	$11.67952	$11.34980	2,407
01/01/2012 to 12/31/2012	$11.34980	$12.49402	2,930
01/01/2013 to 12/31/2013	$12.49402	$16.57375	2,319
01/01/2014 to 12/31/2014	$16.57375	$16.88587	2,470
01/01/2015 to 12/31/2015	$16.88587	$16.70121	2,232
01/01/2016 to 12/31/2016	$16.70121	$18.36981	1,719
01/01/2017 to 12/31/2017	$18.36981	$22.33966	2,638
01/01/2018 to 12/31/2018	$22.33966	$20.07846	2,179

A 121

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.67202	$9.96698	2,982
01/01/2010 to 12/31/2010	$9.96698	$12.32368	3,324
01/01/2011 to 12/31/2011	$12.32368	$11.37136	1,159
01/01/2012 to 12/31/2012	$11.37136	$13.18554	1,344
01/01/2013 to 12/31/2013	$13.18554	$17.77929	1,592
01/01/2014 to 12/31/2014	$17.77929	$18.36690	1,753
01/01/2015 to 12/31/2015	$18.36690	$17.24749	1,083
01/01/2016 to 12/31/2016	$17.24749	$21.86978	913
01/01/2017 to 12/31/2017	$21.86978	$23.04000	384
01/01/2018 to 12/31/2018	$23.04000	$18.74751	7,722
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$8.69843	$10.53936	203,180
01/01/2010 to 12/31/2010	$10.53936	$11.53594	287,813
01/01/2011 to 12/31/2011	$11.53594	$11.54580	278,077
01/01/2012 to 12/31/2012	$11.54580	$12.85936	311,349
01/01/2013 to 12/31/2013	$12.85936	$14.74391	412,087
01/01/2014 to 12/31/2014	$14.74391	$15.31972	385,167
01/01/2015 to 12/31/2015	$15.31972	$15.04035	372,678
01/01/2016 to 12/31/2016	$15.04035	$15.87403	349,828
01/01/2017 to 12/31/2017	$15.87403	$17.97910	254,257
01/01/2018 to 12/31/2018	$17.97910	$16.70219	234,677
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$7.38445	$9.74439	17,808
01/01/2010 to 12/31/2010	$9.74439	$11.07477	26,220
01/01/2011 to 12/31/2011	$11.07477	$10.68434	18,277
01/01/2012 to 12/31/2012	$10.68434	$12.32839	23,771
01/01/2013 to 12/31/2013	$12.32839	$17.42511	53,822
01/01/2014 to 12/31/2014	$17.42511	$18.52728	58,609
01/01/2015 to 12/31/2015	$18.52728	$19.92422	71,627
01/01/2016 to 12/31/2016	$19.92422	$20.08118	77,995
01/01/2017 to 12/31/2017	$20.08118	$27.17420	29,452
01/01/2018 to 12/31/2018	$27.17420	$27.69577	23,616
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.15979	$9.05722	4,729
01/01/2010 to 12/31/2010	$9.05722	$9.99424	10,725
01/01/2011 to 12/31/2011	$9.99424	$9.75979	6,851
01/01/2012 to 12/31/2012	$9.75979	$10.86104	8,155
01/01/2013 to 12/31/2013	$10.86104	$14.34953	7,628
01/01/2014 to 12/31/2014	$14.34953	$14.30135	7,071
01/01/2015 to 12/31/2015	$14.30135	$13.18364	6,286
01/01/2016 to 12/31/2016	$13.18364	$13.73125	4,767
01/01/2017 to 12/31/2017	$13.73125	$15.70645	5,690
01/01/2018 to 12/31/2018	$15.70645	$13.91544	3,668
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$9.88124	$13.21257	15,189
01/01/2010 to 12/31/2010	$13.21257	$15.61837	17,006
01/01/2011 to 12/31/2011	$15.61837	$13.04089	11,386
01/01/2012 to 12/31/2012	$13.04089	$13.26007	10,344
01/01/2013 to 12/31/2013	$13.26007	$15.01427	8,162
01/01/2014 to 12/31/2014	$15.01427	$13.50228	6,011
01/01/2015 to 12/31/2015	$13.50228	$10.69926	4,550
01/01/2016 to 12/31/2016	$10.69926	$13.08484	4,074
01/01/2017 to 12/31/2017	$13.08484	$14.16499	4,710
01/01/2018 to 12/31/2018	$14.16499	$11.58459	2,958

A 122

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.04231	$11.14805	7,204
01/01/2010 to 12/31/2010	$11.14805	$11.56854	8,258
01/01/2011 to 12/31/2011	$11.56854	$11.82135	7,397
01/01/2012 to 12/31/2012	$11.82135	$12.20681	7,799
01/01/2013 to 12/31/2013	$12.20681	$11.52960	8,049
01/01/2014 to 12/31/2014	$11.52960	$11.37747	8,867
01/01/2015 to 12/31/2015	$11.37747	$10.64974	6,181
01/01/2016 to 12/31/2016	$10.64974	$10.90705	5,612
01/01/2017 to 12/31/2017	$10.90705	$10.92264	5,560
01/01/2018 to 12/31/2018	$10.92264	$10.93214	3,907
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$7.28569	$9.66687	4,858
01/01/2010 to 12/31/2010	$9.66687	$11.72633	5,260
01/01/2011 to 12/31/2011	$11.72633	$11.11083	3,578
01/01/2012 to 12/31/2012	$11.11083	$12.91074	3,835
01/01/2013 to 12/31/2013	$12.91074	$16.77719	2,629
01/01/2014 to 12/31/2014	$16.77719	$18.92898	2,502
01/01/2015 to 12/31/2015	$18.92898	$17.34838	1,987
01/01/2016 to 12/31/2016	$17.34838	$19.40829	4,245
01/01/2017 to 12/31/2017	$19.40829	$22.57689	1,972
01/01/2018 to 12/31/2018	$22.57689	$18.49243	1,156
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$6.85099	$8.70257	23,967
01/01/2010 to 12/31/2010	$8.70257	$9.79034	15,158
01/01/2011 to 12/31/2011	$9.79034	$9.27604	14,045
01/01/2012 to 12/31/2012	$9.27604	$10.10482	15,657
01/01/2013 to 12/31/2013	$10.10482	$11.94966	31,767
01/01/2014 to 12/31/2014	$11.94966	$12.37239	36,497
01/01/2015 to 12/31/2015	$12.37239	$12.06497	31,339
01/01/2016 to 12/31/2016	$12.06497	$12.61305	24,184
01/01/2017 to 12/31/2017	$12.61305	$14.06117	6,413
01/01/2018 to 12/31/2018	$14.06117	$13.10799	3,267
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.42755	$10.16667	52,562
01/01/2010 to 12/31/2010	$10.16667	$10.75520	63,085
01/01/2011 to 12/31/2011	$10.75520	$11.19085	53,550
01/01/2012 to 12/31/2012	$11.19085	$11.84431	48,593
01/01/2013 to 12/31/2013	$11.84431	$11.44990	54,766
01/01/2014 to 12/31/2014	$11.44990	$12.04510	53,476
01/01/2015 to 12/31/2015	$12.04510	$11.96664	46,351
01/01/2016 to 12/31/2016	$11.96664	$12.34881	60,540
01/01/2017 to 12/31/2017	$12.34881	$12.88347	58,944
01/01/2018 to 12/31/2018	$12.88347	$12.35572	69,952
ProFund VP Consumer Goods Portfolio
05/01/2009 to 12/31/2009	$7.28105	$9.13821	0
01/01/2010 to 12/31/2010	$9.13821	$10.52485	0
01/01/2011 to 12/31/2011	$10.52485	$11.04636	0
01/01/2012 to 12/31/2012	$11.04636	$12.01719	0
01/01/2013 to 12/31/2013	$12.01719	$15.14856	0
01/01/2014 to 12/31/2014	$15.14856	$16.38655	0
01/01/2015 to 12/31/2015	$16.38655	$16.75054	0
01/01/2016 to 12/31/2016	$16.75054	$17.02147	816
01/01/2017 to 12/31/2017	$17.02147	$19.21989	0
01/01/2018 to 12/31/2018	$19.21989	$16.06770	0

A 123

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Services
05/01/2009 to 12/31/2009	$7.28936	$9.02631	0
01/01/2010 to 12/31/2010	$9.02631	$10.75277	0
01/01/2011 to 12/31/2011	$10.75277	$11.13296	0
01/01/2012 to 12/31/2012	$11.13296	$13.33945	0
01/01/2013 to 12/31/2013	$13.33945	$18.31002	0
01/01/2014 to 12/31/2014	$18.31002	$20.20767	0
01/01/2015 to 12/31/2015	$20.20767	$20.76082	0
01/01/2016 to 12/31/2016	$20.76082	$21.22743	0
01/01/2017 to 12/31/2017	$21.22743	$24.65917	0
01/01/2018 to 12/31/2018	$24.65917	$24.34573	0
ProFund VP Financials
05/01/2009 to 12/31/2009	$4.52641	$5.94096	0
01/01/2010 to 12/31/2010	$5.94096	$6.46752	0
01/01/2011 to 12/31/2011	$6.46752	$5.46912	0
01/01/2012 to 12/31/2012	$5.46912	$6.69433	0
01/01/2013 to 12/31/2013	$6.69433	$8.67696	0
01/01/2014 to 12/31/2014	$8.67696	$9.61499	0
01/01/2015 to 12/31/2015	$9.61499	$9.29459	1,915
01/01/2016 to 12/31/2016	$9.29459	$10.51915	201
01/01/2017 to 12/31/2017	$10.51915	$12.20137	245
01/01/2018 to 12/31/2018	$12.20137	$10.72388	87
ProFund VP Health Care
05/01/2009 to 12/31/2009	$7.60896	$9.76568	0
01/01/2010 to 12/31/2010	$9.76568	$9.85620	0
01/01/2011 to 12/31/2011	$9.85620	$10.65089	0
01/01/2012 to 12/31/2012	$10.65089	$12.27108	0
01/01/2013 to 12/31/2013	$12.27108	$16.83010	0
01/01/2014 to 12/31/2014	$16.83010	$20.43046	0
01/01/2015 to 12/31/2015	$20.43046	$21.05658	0
01/01/2016 to 12/31/2016	$21.05658	$19.82736	96
01/01/2017 to 12/31/2017	$19.82736	$23.52892	123
01/01/2018 to 12/31/2018	$23.52892	$24.11186	39
ProFund VP Industrials
05/01/2009 to 12/31/2009	$5.85686	$7.41364	0
01/01/2010 to 12/31/2010	$7.41364	$9.00330	0
01/01/2011 to 12/31/2011	$9.00330	$8.67801	0
01/01/2012 to 12/31/2012	$8.67801	$9.86134	0
01/01/2013 to 12/31/2013	$9.86134	$13.37320	0
01/01/2014 to 12/31/2014	$13.37320	$13.85579	10,617
01/01/2015 to 12/31/2015	$13.85579	$13.13225	10,617
01/01/2016 to 12/31/2016	$13.13225	$15.14941	10,617
01/01/2017 to 12/31/2017	$15.14941	$18.19785	83
01/01/2018 to 12/31/2018	$18.19785	$15.57710	83
ProFund VP Large-Cap Growth
05/01/2009 to 12/31/2009	$6.78961	$8.53791	1,458
01/01/2010 to 12/31/2010	$8.53791	$9.48341	1,433
01/01/2011 to 12/31/2011	$9.48341	$9.59816	709
01/01/2012 to 12/31/2012	$9.59816	$10.61681	0
01/01/2013 to 12/31/2013	$10.61681	$13.61385	0
01/01/2014 to 12/31/2014	$13.61385	$15.08713	0
01/01/2015 to 12/31/2015	$15.08713	$15.36194	0
01/01/2016 to 12/31/2016	$15.36194	$15.83231	483
01/01/2017 to 12/31/2017	$15.83231	$19.46780	615
01/01/2018 to 12/31/2018	$19.46780	$18.74754	196

A 124

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Value
05/01/2009 to 12/31/2009	$5.79280	$7.34149	0
01/01/2010 to 12/31/2010	$7.34149	$8.13357	0
01/01/2011 to 12/31/2011	$8.13357	$7.88003	0
01/01/2012 to 12/31/2012	$7.88003	$8.92535	0
01/01/2013 to 12/31/2013	$8.92535	$11.37720	0
01/01/2014 to 12/31/2014	$11.37720	$12.33461	0
01/01/2015 to 12/31/2015	$12.33461	$11.53151	0
01/01/2016 to 12/31/2016	$11.53151	$13.06339	468
01/01/2017 to 12/31/2017	$13.06339	$14.54273	618
01/01/2018 to 12/31/2018	$14.54273	$12.75358	217
ProFund VP Mid-Cap Growth
05/01/2009 to 12/31/2009	$6.62098	$8.40241	0
01/01/2010 to 12/31/2010	$8.40241	$10.58907	0
01/01/2011 to 12/31/2011	$10.58907	$10.09124	0
01/01/2012 to 12/31/2012	$10.09124	$11.42578	0
01/01/2013 to 12/31/2013	$11.42578	$14.63546	0
01/01/2014 to 12/31/2014	$14.63546	$15.20866	0
01/01/2015 to 12/31/2015	$15.20866	$14.96737	0
01/01/2016 to 12/31/2016	$14.96737	$16.58032	244
01/01/2017 to 12/31/2017	$16.58032	$19.25079	309
01/01/2018 to 12/31/2018	$19.25079	$16.62712	110
ProFund VP Mid-Cap Value
05/01/2009 to 12/31/2009	$6.42910	$8.28919	0
01/01/2010 to 12/31/2010	$8.28919	$9.79829	0
01/01/2011 to 12/31/2011	$9.79829	$9.23856	0
01/01/2012 to 12/31/2012	$9.23856	$10.56774	0
01/01/2013 to 12/31/2013	$10.56774	$13.70591	0
01/01/2014 to 12/31/2014	$13.70591	$14.82027	0
01/01/2015 to 12/31/2015	$14.82027	$13.34771	0
01/01/2016 to 12/31/2016	$13.34771	$16.28797	258
01/01/2017 to 12/31/2017	$16.28797	$17.68076	338
01/01/2018 to 12/31/2018	$17.68076	$15.04355	121
ProFund VP Real Estate
05/01/2009 to 12/31/2009	$4.73304	$6.91515	600
01/01/2010 to 12/31/2010	$6.91515	$8.46186	1,086
01/01/2011 to 12/31/2011	$8.46186	$8.69881	664
01/01/2012 to 12/31/2012	$8.69881	$10.00220	858
01/01/2013 to 12/31/2013	$10.00220	$9.82468	381
01/01/2014 to 12/31/2014	$9.82468	$12.05366	59
01/01/2015 to 12/31/2015	$12.05366	$11.86730	0
01/01/2016 to 12/31/2016	$11.86730	$12.31330	0
01/01/2017 to 12/31/2017	$12.31330	$13.05708	0
01/01/2018 to 12/31/2018	$13.05708	$12.08223	0
ProFund VP Small-Cap Growth
05/01/2009 to 12/31/2009	$6.68731	$8.41852	0
01/01/2010 to 12/31/2010	$8.41852	$10.38693	0
01/01/2011 to 12/31/2011	$10.38693	$10.32414	0
01/01/2012 to 12/31/2012	$10.32414	$11.39586	0
01/01/2013 to 12/31/2013	$11.39586	$15.70439	0
01/01/2014 to 12/31/2014	$15.70439	$15.74638	0
01/01/2015 to 12/31/2015	$15.74638	$15.63394	0
01/01/2016 to 12/31/2016	$15.63394	$18.44774	117
01/01/2017 to 12/31/2017	$18.44774	$20.45254	144
01/01/2018 to 12/31/2018	$20.45254	$18.91536	48

A 125

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Value
05/01/2009 to 12/31/2009	$6.79040	$8.46946	0
01/01/2010 to 12/31/2010	$8.46946	$10.14864	0
01/01/2011 to 12/31/2011	$10.14864	$9.55113	0
01/01/2012 to 12/31/2012	$9.55113	$10.88707	0
01/01/2013 to 12/31/2013	$10.88707	$14.70929	0
01/01/2014 to 12/31/2014	$14.70929	$15.27422	0
01/01/2015 to 12/31/2015	$15.27422	$13.74850	0
01/01/2016 to 12/31/2016	$13.74850	$17.37561	251
01/01/2017 to 12/31/2017	$17.37561	$18.70854	315
01/01/2018 to 12/31/2018	$18.70854	$15.74799	112
ProFund VP Telecommunications
05/01/2009 to 12/31/2009	$7.03080	$7.64346	0
01/01/2010 to 12/31/2010	$7.64346	$8.67756	0
01/01/2011 to 12/31/2011	$8.67756	$8.67508	0
01/01/2012 to 12/31/2012	$8.67508	$9.91918	0
01/01/2013 to 12/31/2013	$9.91918	$10.90914	0
01/01/2014 to 12/31/2014	$10.90914	$10.76635	0
01/01/2015 to 12/31/2015	$10.76635	$10.72630	0
01/01/2016 to 12/31/2016	$10.72630	$12.80663	0
01/01/2017 to 12/31/2017	$12.80663	$12.30155	0
01/01/2018 to 12/31/2018	$12.30155	$10.24755	0
ProFund VP Utilities
05/01/2009 to 12/31/2009	$6.52883	$7.82890	1,649
01/01/2010 to 12/31/2010	$7.82890	$8.14003	1,609
01/01/2011 to 12/31/2011	$8.14003	$9.38722	1,666
01/01/2012 to 12/31/2012	$9.38722	$9.22480	2,021
01/01/2013 to 12/31/2013	$9.22480	$10.25797	2,116
01/01/2014 to 12/31/2014	$10.25797	$12.67249	0
01/01/2015 to 12/31/2015	$12.67249	$11.63994	0
01/01/2016 to 12/31/2016	$11.63994	$13.14563	1,080
01/01/2017 to 12/31/2017	$13.14563	$14.27383	0
01/01/2018 to 12/31/2018	$14.27383	$14.41023	0
*Denotes the start date of these sub-accounts

A 126

PREMIER L SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 Only OR HAV and HD GRO OR HD GRO 60 bps (2.10%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.82811	$9.53480	1,612,808
01/01/2010 to 12/31/2010	$9.53480	$10.45610	1,593,182
01/01/2011 to 12/31/2011	$10.45610	$9.96902	1,428,681
01/01/2012 to 12/31/2012	$9.96902	$10.99065	1,370,628
01/01/2013 to 12/31/2013	$10.99065	$11.83821	1,270,176
01/01/2014 to 12/31/2014	$11.83821	$12.03742	1,176,948
01/01/2015 to 12/31/2015	$12.03742	$11.41023	1,053,761
01/01/2016 to 12/31/2016	$11.41023	$11.88411	1,006,391
01/01/2017 to 12/31/2017	$11.88411	$13.10515	900,312
01/01/2018 to 12/31/2018	$13.10515	$11.78997	712,713
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.83393	$9.68309	176,178
01/01/2010 to 12/31/2010	$9.68309	$10.78380	185,034
01/01/2011 to 12/31/2011	$10.78380	$10.57416	172,136
01/01/2012 to 12/31/2012	$10.57416	$11.76991	182,253
01/01/2013 to 12/31/2013	$11.76991	$13.43650	188,573
01/01/2014 to 12/31/2014	$13.43650	$13.96394	192,892
01/01/2015 to 12/31/2015	$13.96394	$13.78651	172,858
01/01/2016 to 12/31/2016	$13.78651	$14.46318	176,409
01/01/2017 to 12/31/2017	$14.46318	$16.56430	161,345
01/01/2018 to 12/31/2018	$16.56430	$15.26690	114,699
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99829	$11.60445	0
01/01/2014 to 12/31/2014	$11.60445	$12.86266	0
01/01/2015 to 12/31/2015	$12.86266	$12.81561	0
01/01/2016 to 12/31/2016	$12.81561	$13.89616	0
01/01/2017 to 12/31/2017	$13.89616	$16.62401	0
01/01/2018 to 12/31/2018	$16.62401	$14.95583	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.09712	$9.77820	1,656,995
01/01/2010 to 12/31/2010	$9.77820	$10.75644	1,549,530
01/01/2011 to 12/31/2011	$10.75644	$10.40750	1,394,327
01/01/2012 to 12/31/2012	$10.40750	$11.46480	1,298,098
01/01/2013 to 12/31/2013	$11.46480	$13.21068	1,156,227
01/01/2014 to 12/31/2014	$13.21068	$13.78283	1,071,133
01/01/2015 to 12/31/2015	$13.78283	$13.56359	981,872
01/01/2016 to 12/31/2016	$13.56359	$14.12196	883,742
01/01/2017 to 12/31/2017	$14.12196	$15.89406	802,564
01/01/2018 to 12/31/2018	$15.89406	$14.79722	689,848
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99772	$9.14094	488,534
01/01/2012 to 12/31/2012	$9.14094	$10.01761	466,328
01/01/2013 to 12/31/2013	$10.01761	$10.87643	445,952
01/01/2014 to 12/31/2014	$10.87643	$11.17417	419,931
01/01/2015 to 12/31/2015	$11.17417	$10.61583	396,513
01/01/2016 to 12/31/2016	$10.61583	$11.12173	388,832
01/01/2017 to 12/31/2017	$11.12173	$12.26744	382,643
01/01/2018 to 12/31/2018	$12.26744	$11.37954	375,466

A 127

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.55615	$11.39668	1,189
01/01/2010 to 12/31/2010	$11.39668	$11.59752	718
01/01/2011 to 12/31/2011	$11.59752	$11.61472	557
01/01/2012 to 12/31/2012	$11.61472	$11.90963	599
01/01/2013 to 12/31/2013	$11.90963	$11.41093	161
01/01/2014 to 12/31/2014	$11.41093	$11.16527	0
01/01/2015 to 12/31/2015	$11.16527	$10.98841	0
01/01/2016 to 12/31/2016	$10.98841	$10.93911	0
01/01/2017 to 12/31/2017	$10.93911	$10.89772	0
01/01/2018 to 12/31/2018	$10.89772	$10.75195	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.43321	$11.90738	26,799
01/01/2010 to 12/31/2010	$11.90738	$12.56259	24,343
01/01/2011 to 12/31/2011	$12.56259	$12.69567	16,545
01/01/2012 to 12/31/2012	$12.69567	$13.59329	19,049
01/01/2013 to 12/31/2013	$13.59329	$13.06915	2,873
01/01/2014 to 12/31/2014	$13.06915	$13.34194	10,829
01/01/2015 to 12/31/2015	$13.34194	$12.79195	1,201
01/01/2016 to 12/31/2016	$12.79195	$13.05920	609
01/01/2017 to 12/31/2017	$13.05920	$13.34924	502
01/01/2018 to 12/31/2018	$13.34924	$12.98697	260
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.00560	$11.04716	0
01/01/2010 to 12/31/2010	$11.04716	$12.03026	0
01/01/2011 to 12/31/2011	$12.03026	$13.38327	0
01/01/2012 to 12/31/2012	$13.38327	$13.85687	0
01/01/2013 to 12/31/2013	$13.85687	$13.14522	0
01/01/2014 to 12/31/2014	$13.14522	$13.21761	0
01/01/2015 to 12/31/2015	$13.21761	$13.05071	0
01/01/2016 to 12/31/2016	$13.05071	$12.98841	0
01/01/2017 to 12/31/2017	$12.98841	$12.81245	0
01/01/2018 to 12/31/2018	$12.81245	$12.64286	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.07427	$10.91522	0
01/01/2010 to 12/31/2010	$10.91522	$11.90528	0
01/01/2011 to 12/31/2011	$11.90528	$13.52335	0
01/01/2012 to 12/31/2012	$13.52335	$14.02085	0
01/01/2013 to 12/31/2013	$14.02085	$13.06896	0
01/01/2014 to 12/31/2014	$13.06896	$13.34595	0
01/01/2015 to 12/31/2015	$13.34595	$13.21140	0
01/01/2016 to 12/31/2016	$13.21140	$13.12748	0
01/01/2017 to 12/31/2017	$13.12748	$12.95576	0
01/01/2018 to 12/31/2018	$12.95576	$12.75927	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99886	$8.76579	0
01/01/2010 to 12/31/2010	$8.76579	$9.60243	23,064
01/01/2011 to 12/31/2011	$9.60243	$11.16178	0
01/01/2012 to 12/31/2012	$11.16178	$11.62262	0
01/01/2013 to 12/31/2013	$11.62262	$10.64181	0
01/01/2014 to 12/31/2014	$10.64181	$11.06489	0
01/01/2015 to 12/31/2015	$11.06489	$11.00279	0
01/01/2016 to 12/31/2016	$11.00279	$10.98783	0
01/01/2017 to 12/31/2017	$10.98783	$10.85766	0
01/01/2018 to 12/31/2018	$10.85766	$10.66393	0

A 128

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99772	$10.97956	46,018
01/01/2011 to 12/31/2011	$10.97956	$12.93718	207,955
01/01/2012 to 12/31/2012	$12.93718	$13.53150	59,541
01/01/2013 to 12/31/2013	$13.53150	$12.32531	0
01/01/2014 to 12/31/2014	$12.32531	$12.99903	0
01/01/2015 to 12/31/2015	$12.99903	$12.95877	0
01/01/2016 to 12/31/2016	$12.95877	$12.95100	0
01/01/2017 to 12/31/2017	$12.95100	$12.88571	0
01/01/2018 to 12/31/2018	$12.88571	$12.62779	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99829	$11.98927	71,599
01/01/2012 to 12/31/2012	$11.98927	$12.42891	164,701
01/01/2013 to 12/31/2013	$12.42891	$10.98697	0
01/01/2014 to 12/31/2014	$10.98697	$11.87687	0
01/01/2015 to 12/31/2015	$11.87687	$11.87638	0
01/01/2016 to 12/31/2016	$11.87638	$11.84514	0
01/01/2017 to 12/31/2017	$11.84514	$11.78407	0
01/01/2018 to 12/31/2018	$11.78407	$11.52340	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99773	$10.37175	41,507
01/01/2013 to 12/31/2013	$10.37175	$9.12226	433,441
01/01/2014 to 12/31/2014	$9.12226	$10.06206	170,906
01/01/2015 to 12/31/2015	$10.06206	$10.12194	19,230
01/01/2016 to 12/31/2016	$10.12194	$10.10372	19,221
01/01/2017 to 12/31/2017	$10.10372	$10.06427	19,210
01/01/2018 to 12/31/2018	$10.06427	$9.83022	19,197
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99886	$8.72663	64,843
01/01/2014 to 12/31/2014	$8.72663	$9.79423	85,816
01/01/2015 to 12/31/2015	$9.79423	$9.86530	11,903
01/01/2016 to 12/31/2016	$9.86530	$9.84699	11,903
01/01/2017 to 12/31/2017	$9.84699	$9.80732	11,903
01/01/2018 to 12/31/2018	$9.80732	$9.54262	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99886	$11.27345	1,267
01/01/2015 to 12/31/2015	$11.27345	$11.26217	169,508
01/01/2016 to 12/31/2016	$11.26217	$11.30362	0
01/01/2017 to 12/31/2017	$11.30362	$11.27426	0
01/01/2018 to 12/31/2018	$11.27426	$10.96002	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99886	$9.91185	10,837
01/01/2016 to 12/31/2016	$9.91185	$9.91004	110,149
01/01/2017 to 12/31/2017	$9.91004	$9.94169	81,870
01/01/2018 to 12/31/2018	$9.94169	$9.63484	111,300
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99773	$9.85367	47,363
01/01/2017 to 12/31/2017	$9.85367	$9.91065	32,230
01/01/2018 to 12/31/2018	$9.91065	$9.58352	37,340
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99772	$10.01039	0
01/01/2018 to 12/31/2018	$10.01039	$9.60188	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99772	$9.63645	0

A 129

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.62723	$9.36253	1,332,703
01/01/2010 to 12/31/2010	$9.36253	$10.39654	1,300,845
01/01/2011 to 12/31/2011	$10.39654	$9.93585	1,254,162
01/01/2012 to 12/31/2012	$9.93585	$11.06664	1,212,296
01/01/2013 to 12/31/2013	$11.06664	$13.29740	1,167,345
01/01/2014 to 12/31/2014	$13.29740	$13.93497	1,044,894
01/01/2015 to 12/31/2015	$13.93497	$13.72108	949,633
01/01/2016 to 12/31/2016	$13.72108	$14.35830	885,575
01/01/2017 to 12/31/2017	$14.35830	$16.57979	807,580
01/01/2018 to 12/31/2018	$16.57979	$15.22721	710,742
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99829	$11.62173	0
01/01/2014 to 12/31/2014	$11.62173	$12.93188	0
01/01/2015 to 12/31/2015	$12.93188	$12.21352	0
01/01/2016 to 12/31/2016	$12.21352	$13.74454	0
01/01/2017 to 12/31/2017	$13.74454	$15.94013	0
01/01/2018 to 12/31/2018	$15.94013	$14.86657	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.99901	$10.33588	2,237
01/01/2010 to 12/31/2010	$10.33588	$13.02810	2,600
01/01/2011 to 12/31/2011	$13.02810	$13.60150	1,302
01/01/2012 to 12/31/2012	$13.60150	$15.36585	1,626
01/01/2013 to 12/31/2013	$15.36585	$15.52133	161
01/01/2014 to 12/31/2014	$15.52133	$19.90176	186
01/01/2015 to 12/31/2015	$19.90176	$20.43665	108
01/01/2016 to 12/31/2016	$20.43665	$20.98115	35
01/01/2017 to 12/31/2017	$20.98115	$21.83415	64
01/01/2018 to 12/31/2018	$21.83415	$20.36582	29
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.19391	$8.72643	227,201
01/01/2010 to 12/31/2010	$8.72643	$9.77460	234,352
01/01/2011 to 12/31/2011	$9.77460	$9.42980	192,497
01/01/2012 to 12/31/2012	$9.42980	$10.21781	191,557
01/01/2013 to 12/31/2013	$10.21781	$11.48490	191,929
01/01/2014 to 12/31/2014	$11.48490	$11.60311	184,850
01/01/2015 to 12/31/2015	$11.60311	$11.47701	172,561
01/01/2016 to 12/31/2016	$11.47701	$11.71956	168,934
01/01/2017 to 12/31/2017	$11.71956	$13.37005	168,591
01/01/2018 to 12/31/2018	$13.37005	$12.07945	119,779
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10196	$8.07411	0
01/01/2010 to 12/31/2010	$8.07411	$9.50539	0
01/01/2011 to 12/31/2011	$9.50539	$8.84098	0
01/01/2012 to 12/31/2012	$8.84098	$10.97977	0
01/01/2013 to 12/31/2013	$10.97977	$11.22143	0
01/01/2014 to 12/31/2014	$11.22143	$12.52097	0
01/01/2015 to 12/31/2015	$12.52097	$12.25238	0
01/01/2016 to 12/31/2016	$12.25238	$12.10839	0
01/01/2017 to 12/31/2017	$12.10839	$13.15114	0
01/01/2018 to 12/31/2018	$13.15114	$12.27260	0

A 130

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.02744	$8.20364	0
01/01/2010 to 12/31/2010	$8.20364	$9.07038	0
01/01/2011 to 12/31/2011	$9.07038	$8.39373	0
01/01/2012 to 12/31/2012	$8.39373	$9.83764	0
01/01/2013 to 12/31/2013	$9.83764	$12.86734	0
01/01/2014 to 12/31/2014	$12.86734	$14.25765	0
01/01/2015 to 12/31/2015	$14.25765	$13.31904	0
01/01/2016 to 12/31/2016	$13.31904	$14.55128	0
01/01/2017 to 12/31/2017	$14.55128	$15.64193	0
01/01/2018 to 12/31/2018	$15.64193	$14.01212	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.43719	$11.44320	13,553
01/01/2010 to 12/31/2010	$11.44320	$13.42997	10,514
01/01/2011 to 12/31/2011	$13.42997	$12.76247	6,268
01/01/2012 to 12/31/2012	$12.76247	$14.95130	7,570
01/01/2013 to 12/31/2013	$14.95130	$19.35785	1,301
01/01/2014 to 12/31/2014	$19.35785	$21.14527	2,279
01/01/2015 to 12/31/2015	$21.14527	$19.53282	280
01/01/2016 to 12/31/2016	$19.53282	$19.44653	222
01/01/2017 to 12/31/2017	$19.44653	$24.20790	420
01/01/2018 to 12/31/2018	$24.20790	$22.67618	219
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.59473	$9.17789	18,916
01/01/2010 to 12/31/2010	$9.17789	$10.03174	18,311
01/01/2011 to 12/31/2011	$10.03174	$9.77586	15,895
01/01/2012 to 12/31/2012	$9.77586	$10.54431	17,907
01/01/2013 to 12/31/2013	$10.54431	$11.34169	2,763
01/01/2014 to 12/31/2014	$11.34169	$11.55729	13,984
01/01/2015 to 12/31/2015	$11.55729	$11.21656	0
01/01/2016 to 12/31/2016	$11.21656	$11.56375	0
01/01/2017 to 12/31/2017	$11.56375	$12.71779	0
01/01/2018 to 12/31/2018	$12.71779	$11.57572	0
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.62514	$9.47334	4,234
01/01/2010 to 12/31/2010	$9.47334	$11.76216	4,055
01/01/2011 to 12/31/2011	$11.76216	$11.67054	2,319
01/01/2012 to 12/31/2012	$11.67054	$13.22351	3,051
01/01/2013 to 12/31/2013	$13.22351	$17.97855	453
01/01/2014 to 12/31/2014	$17.97855	$18.87619	608
01/01/2015 to 12/31/2015	$18.87619	$17.47208	367
01/01/2016 to 12/31/2016	$17.47208	$21.27432	251
01/01/2017 to 12/31/2017	$21.27432	$23.37765	530
01/01/2018 to 12/31/2018	$23.37765	$19.67409	289
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.50151	$10.31087	1,620
01/01/2010 to 12/31/2010	$10.31087	$10.10136	1,320
01/01/2011 to 12/31/2011	$10.10136	$9.89610	931
01/01/2012 to 12/31/2012	$9.89610	$9.69320	1,155
01/01/2013 to 12/31/2013	$9.69320	$9.49385	0
01/01/2014 to 12/31/2014	$9.49385	$9.29857	1,107
01/01/2015 to 12/31/2015	$9.29857	$9.10725	664
01/01/2016 to 12/31/2016	$9.10725	$8.92039	535
01/01/2017 to 12/31/2017	$8.92039	$8.76703	1,242
01/01/2018 to 12/31/2018	$8.76703	$8.69738	675

A 131

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.77122	$10.31751	5,150
01/01/2010 to 12/31/2010	$10.31751	$11.46953	3,559
01/01/2011 to 12/31/2011	$11.46953	$11.59051	2,308
01/01/2012 to 12/31/2012	$11.59051	$12.92677	2,750
01/01/2013 to 12/31/2013	$12.92677	$13.56992	300
01/01/2014 to 12/31/2014	$13.56992	$13.63079	270
01/01/2015 to 12/31/2015	$13.63079	$12.87463	166
01/01/2016 to 12/31/2016	$12.87463	$14.55201	121
01/01/2017 to 12/31/2017	$14.55201	$15.31843	261
01/01/2018 to 12/31/2018	$15.31843	$14.70369	142
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.64525	$7.77344	0
01/01/2010 to 12/31/2010	$7.77344	$8.61549	0
01/01/2011 to 12/31/2011	$8.61549	$8.08549	0
01/01/2012 to 12/31/2012	$8.08549	$9.25614	0
01/01/2013 to 12/31/2013	$9.25614	$12.67955	0
01/01/2014 to 12/31/2014	$12.67955	$14.12596	0
01/01/2015 to 12/31/2015	$14.12596	$12.75117	0
01/01/2016 to 12/31/2016	$12.75117	$14.97305	0
01/01/2017 to 12/31/2017	$14.97305	$17.48073	0
01/01/2018 to 12/31/2018	$17.48073	$14.69643	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.01096	$7.96493	4,501
01/01/2010 to 12/31/2010	$7.96493	$8.93213	5,917
01/01/2011 to 12/31/2011	$8.93213	$7.61791	2,729
01/01/2012 to 12/31/2012	$7.61791	$8.98064	3,740
01/01/2013 to 12/31/2013	$8.98064	$10.47211	803
01/01/2014 to 12/31/2014	$10.47211	$9.68999	727
01/01/2015 to 12/31/2015	$9.68999	$9.78946	445
01/01/2016 to 12/31/2016	$9.78946	$9.22632	153
01/01/2017 to 12/31/2017	$9.22632	$12.23861	228
01/01/2018 to 12/31/2018	$12.23861	$10.38763	114
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.85844	$8.76614	0
01/01/2010 to 12/31/2010	$8.76614	$9.53741	1,470
01/01/2011 to 12/31/2011	$9.53741	$8.16907	1,035
01/01/2012 to 12/31/2012	$8.16907	$9.33514	1,321
01/01/2013 to 12/31/2013	$9.33514	$10.92299	272
01/01/2014 to 12/31/2014	$10.92299	$9.98112	695
01/01/2015 to 12/31/2015	$9.98112	$9.85571	431
01/01/2016 to 12/31/2016	$9.85571	$9.70954	151
01/01/2017 to 12/31/2017	$9.70954	$11.67998	237
01/01/2018 to 12/31/2018	$11.67998	$9.59264	120
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.11981	$8.83303	1,226
01/01/2010 to 12/31/2010	$8.83303	$9.84678	1,226
01/01/2011 to 12/31/2011	$9.84678	$9.58958	1,226
01/01/2012 to 12/31/2012	$9.58958	$10.66782	2,341
01/01/2013 to 12/31/2013	$10.66782	$12.14959	2,341
01/01/2014 to 12/31/2014	$12.14959	$12.65695	1,115
01/01/2015 to 12/31/2015	$12.65695	$12.26671	1,114
01/01/2016 to 12/31/2016	$12.26671	$12.64179	1,114
01/01/2017 to 12/31/2017	$12.64179	$14.48202	1,060
01/01/2018 to 12/31/2018	$14.48202	$13.13700	1,004

A 132

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.85645	$10.45584	6,768
01/01/2010 to 12/31/2010	$10.45584	$10.97517	6,187
01/01/2011 to 12/31/2011	$10.97517	$9.76606	3,856
01/01/2012 to 12/31/2012	$9.76606	$11.66046	4,921
01/01/2013 to 12/31/2013	$11.66046	$13.17496	583
01/01/2014 to 12/31/2014	$13.17496	$12.08258	833
01/01/2015 to 12/31/2015	$12.08258	$11.50325	517
01/01/2016 to 12/31/2016	$11.50325	$11.48475	417
01/01/2017 to 12/31/2017	$11.48475	$14.58247	765
01/01/2018 to 12/31/2018	$14.58247	$11.78603	474
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.28305	$11.09414	121,124
01/01/2010 to 12/31/2010	$11.09414	$11.66131	134,319
01/01/2011 to 12/31/2011	$11.66131	$11.44852	120,324
01/01/2012 to 12/31/2012	$11.44852	$12.41462	123,775
01/01/2013 to 12/31/2013	$12.41462	$13.50070	126,968
01/01/2014 to 12/31/2014	$13.50070	$13.94341	135,995
01/01/2015 to 12/31/2015	$13.94341	$13.63170	130,676
01/01/2016 to 12/31/2016	$13.63170	$13.86445	114,480
01/01/2017 to 12/31/2017	$13.86445	$15.22891	115,548
01/01/2018 to 12/31/2018	$15.22891	$14.14938	76,101
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08368	$10.28503	0
01/01/2010 to 12/31/2010	$10.28503	$11.21345	0
01/01/2011 to 12/31/2011	$11.21345	$11.05588	0
01/01/2012 to 12/31/2012	$11.05588	$12.47267	0
01/01/2013 to 12/31/2013	$12.47267	$16.67447	0
01/01/2014 to 12/31/2014	$16.67447	$17.88370	0
01/01/2015 to 12/31/2015	$17.88370	$19.37861	0
01/01/2016 to 12/31/2016	$19.37861	$18.70295	0
01/01/2017 to 12/31/2017	$18.70295	$24.88317	0
01/01/2018 to 12/31/2018	$24.88317	$23.97587	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.08969	$9.01029	6,703
01/01/2010 to 12/31/2010	$9.01029	$10.56815	3,717
01/01/2011 to 12/31/2011	$10.56815	$10.25660	3,328
01/01/2012 to 12/31/2012	$10.25660	$11.27751	3,436
01/01/2013 to 12/31/2013	$11.27751	$15.08966	1,240
01/01/2014 to 12/31/2014	$15.08966	$16.34435	2,870
01/01/2015 to 12/31/2015	$16.34435	$17.62051	93
01/01/2016 to 12/31/2016	$17.62051	$18.22131	71
01/01/2017 to 12/31/2017	$18.22131	$23.73545	126
01/01/2018 to 12/31/2018	$23.73545	$22.61973	66
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.80501	$11.34102	0
01/01/2010 to 12/31/2010	$11.34102	$12.44586	0
01/01/2011 to 12/31/2011	$12.44586	$11.80835	0
01/01/2012 to 12/31/2012	$11.80835	$14.23420	0
01/01/2013 to 12/31/2013	$14.23420	$17.79409	0
01/01/2014 to 12/31/2014	$17.79409	$18.06082	0
01/01/2015 to 12/31/2015	$18.06082	$17.43014	0
01/01/2016 to 12/31/2016	$17.43014	$18.28664	0
01/01/2017 to 12/31/2017	$18.28664	$22.18173	0
01/01/2018 to 12/31/2018	$22.18173	$19.64768	0

A 133

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.09894	$9.86031	2,710
01/01/2010 to 12/31/2010	$9.86031	$10.89230	2,251
01/01/2011 to 12/31/2011	$10.89230	$10.60519	1,110
01/01/2012 to 12/31/2012	$10.60519	$12.16130	1,492
01/01/2013 to 12/31/2013	$12.16130	$16.28339	0
01/01/2014 to 12/31/2014	$16.28339	$17.33759	0
01/01/2015 to 12/31/2015	$17.33759	$18.20849	0
01/01/2016 to 12/31/2016	$18.20849	$18.17571	0
01/01/2017 to 12/31/2017	$18.17571	$23.26981	0
01/01/2018 to 12/31/2018	$23.26981	$23.27850	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99830	$10.18113	0
01/01/2013 to 12/31/2013	$10.18113	$13.41252	0
01/01/2014 to 12/31/2014	$13.41252	$14.47891	0
01/01/2015 to 12/31/2015	$14.47891	$14.07852	0
01/01/2016 to 12/31/2016	$14.07852	$15.64359	0
01/01/2017 to 12/31/2017	$15.64359	$17.97957	0
01/01/2018 to 12/31/2018	$17.97957	$15.82035	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.72310	$9.26118	0
01/01/2010 to 12/31/2010	$9.26118	$11.19660	0
01/01/2011 to 12/31/2011	$11.19660	$10.69416	0
01/01/2012 to 12/31/2012	$10.69416	$12.26785	0
01/01/2013 to 12/31/2013	$12.26785	$17.06311	0
01/01/2014 to 12/31/2014	$17.06311	$19.09368	0
01/01/2015 to 12/31/2015	$19.09368	$17.64669	0
01/01/2016 to 12/31/2016	$17.64669	$20.43551	0
01/01/2017 to 12/31/2017	$20.43551	$22.77639	0
01/01/2018 to 12/31/2018	$22.77639	$18.63739	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99830	$10.29470	755
01/01/2013 to 12/31/2013	$10.29470	$11.99016	0
01/01/2014 to 12/31/2014	$11.99016	$12.34700	0
01/01/2015 to 12/31/2015	$12.34700	$11.94281	4,994
01/01/2016 to 12/31/2016	$11.94281	$12.20316	4,631
01/01/2017 to 12/31/2017	$12.20316	$13.92414	4,313
01/01/2018 to 12/31/2018	$13.92414	$12.50771	3,989
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56343	$9.07348	9,006
01/01/2010 to 12/31/2010	$9.07348	$10.86611	9,479
01/01/2011 to 12/31/2011	$10.86611	$8.48537	4,560
01/01/2012 to 12/31/2012	$8.48537	$9.80073	6,477
01/01/2013 to 12/31/2013	$9.80073	$9.62049	770
01/01/2014 to 12/31/2014	$9.62049	$8.98130	1,444
01/01/2015 to 12/31/2015	$8.98130	$7.32505	1,076
01/01/2016 to 12/31/2016	$7.32505	$8.06165	688
01/01/2017 to 12/31/2017	$8.06165	$9.97918	1,280
01/01/2018 to 12/31/2018	$9.97918	$8.40000	756

A 134

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.90875	$10.47389	380,695
01/01/2010 to 12/31/2010	$10.47389	$11.34306	390,743
01/01/2011 to 12/31/2011	$11.34306	$11.22072	401,647
01/01/2012 to 12/31/2012	$11.22072	$12.12964	414,041
01/01/2013 to 12/31/2013	$12.12964	$12.97458	403,443
01/01/2014 to 12/31/2014	$12.97458	$13.44166	368,595
01/01/2015 to 12/31/2015	$13.44166	$13.18401	327,053
01/01/2016 to 12/31/2016	$13.18401	$13.62692	269,026
01/01/2017 to 12/31/2017	$13.62692	$14.69944	242,314
01/01/2018 to 12/31/2018	$14.69944	$13.98660	218,446
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01821	$10.06345	0
01/01/2012 to 12/31/2012	$10.06345	$10.55681	0
01/01/2013 to 12/31/2013	$10.55681	$10.10047	0
01/01/2014 to 12/31/2014	$10.10047	$10.49223	0
01/01/2015 to 12/31/2015	$10.49223	$10.24893	0
01/01/2016 to 12/31/2016	$10.24893	$10.46115	0
01/01/2017 to 12/31/2017	$10.46115	$10.82756	0
01/01/2018 to 12/31/2018	$10.82756	$10.51745	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.61982	$8.16779	203,840
01/01/2010 to 12/31/2010	$8.16779	$9.52139	214,824
01/01/2011 to 12/31/2011	$9.52139	$8.74633	190,966
01/01/2012 to 12/31/2012	$8.74633	$9.67312	199,158
01/01/2013 to 12/31/2013	$9.67312	$11.08717	214,948
01/01/2014 to 12/31/2014	$11.08717	$11.85788	228,333
01/01/2015 to 12/31/2015	$11.85788	$11.54281	238,237
01/01/2016 to 12/31/2016	$11.54281	$12.44712	229,677
01/01/2017 to 12/31/2017	$12.44712	$14.15425	242,636
01/01/2018 to 12/31/2018	$14.15425	$12.80859	161,977
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99829	$11.64391	0
01/01/2014 to 12/31/2014	$11.64391	$13.14256	0
01/01/2015 to 12/31/2015	$13.14256	$13.07086	0
01/01/2016 to 12/31/2016	$13.07086	$14.19239	0
01/01/2017 to 12/31/2017	$14.19239	$16.87775	0
01/01/2018 to 12/31/2018	$16.87775	$15.34662	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.85882	$8.18377	0
01/01/2010 to 12/31/2010	$8.18377	$9.22175	0
01/01/2011 to 12/31/2011	$9.22175	$9.34460	0
01/01/2012 to 12/31/2012	$9.34460	$10.87307	0
01/01/2013 to 12/31/2013	$10.87307	$14.10290	0
01/01/2014 to 12/31/2014	$14.10290	$16.19051	0
01/01/2015 to 12/31/2015	$16.19051	$16.34572	0
01/01/2016 to 12/31/2016	$16.34572	$18.38720	0
01/01/2017 to 12/31/2017	$18.38720	$22.01764	0
01/01/2018 to 12/31/2018	$22.01764	$19.79045	0

A 135

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99829	$8.87518	0
01/01/2012 to 12/31/2012	$8.87518	$9.83606	0
01/01/2013 to 12/31/2013	$9.83606	$11.79145	0
01/01/2014 to 12/31/2014	$11.79145	$12.29971	0
01/01/2015 to 12/31/2015	$12.29971	$12.06485	0
01/01/2016 to 12/31/2016	$12.06485	$12.56437	0
01/01/2017 to 12/31/2017	$12.56437	$14.54526	0
01/01/2018 to 12/31/2018	$14.54526	$13.31457	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.32618	$8.85373	19,485
01/01/2010 to 12/31/2010	$8.85373	$9.70515	15,059
01/01/2011 to 12/31/2011	$9.70515	$9.33306	10,889
01/01/2012 to 12/31/2012	$9.33306	$10.08071	11,025
01/01/2013 to 12/31/2013	$10.08071	$11.10147	1,654
01/01/2014 to 12/31/2014	$11.10147	$11.43195	1,586
01/01/2015 to 12/31/2015	$11.43195	$11.17820	1,944
01/01/2016 to 12/31/2016	$11.17820	$11.47598	1,704
01/01/2017 to 12/31/2017	$11.47598	$13.06514	1,602
01/01/2018 to 12/31/2018	$13.06514	$11.78379	1,525
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.20232	$9.35819	1,833
01/01/2010 to 12/31/2010	$9.35819	$12.14893	1,207
01/01/2011 to 12/31/2011	$12.14893	$10.33909	879
01/01/2012 to 12/31/2012	$10.33909	$12.15880	990
01/01/2013 to 12/31/2013	$12.15880	$16.76899	0
01/01/2014 to 12/31/2014	$16.76899	$17.23549	619
01/01/2015 to 12/31/2015	$17.23549	$17.10622	351
01/01/2016 to 12/31/2016	$17.10622	$18.04513	266
01/01/2017 to 12/31/2017	$18.04513	$22.56927	503
01/01/2018 to 12/31/2018	$22.56927	$19.70562	263
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.60424	$8.66167	4,275
01/01/2010 to 12/31/2010	$8.66167	$11.57313	4,072
01/01/2011 to 12/31/2011	$11.57313	$11.22445	1,988
01/01/2012 to 12/31/2012	$11.22445	$12.33177	2,709
01/01/2013 to 12/31/2013	$12.33177	$16.32652	619
01/01/2014 to 12/31/2014	$16.32652	$16.60132	0
01/01/2015 to 12/31/2015	$16.60132	$16.38754	0
01/01/2016 to 12/31/2016	$16.38754	$17.98963	0
01/01/2017 to 12/31/2017	$17.98963	$21.83471	0
01/01/2018 to 12/31/2018	$21.83471	$19.58596	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.93778	$9.87372	795
01/01/2010 to 12/31/2010	$9.87372	$12.18462	480
01/01/2011 to 12/31/2011	$12.18462	$11.22104	935
01/01/2012 to 12/31/2012	$11.22104	$12.98572	1,005
01/01/2013 to 12/31/2013	$12.98572	$17.47572	271
01/01/2014 to 12/31/2014	$17.47572	$18.01797	0
01/01/2015 to 12/31/2015	$18.01797	$16.88678	0
01/01/2016 to 12/31/2016	$16.88678	$21.37056	0
01/01/2017 to 12/31/2017	$21.37056	$22.47005	0
01/01/2018 to 12/31/2018	$22.47005	$18.24768	0

A 136

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.58696	$10.44044	162,911
01/01/2010 to 12/31/2010	$10.44044	$11.40523	179,662
01/01/2011 to 12/31/2011	$11.40523	$11.39261	152,830
01/01/2012 to 12/31/2012	$11.39261	$12.66397	155,529
01/01/2013 to 12/31/2013	$12.66397	$14.49143	122,188
01/01/2014 to 12/31/2014	$14.49143	$15.02799	109,143
01/01/2015 to 12/31/2015	$15.02799	$14.72504	95,852
01/01/2016 to 12/31/2016	$14.72504	$15.51088	83,645
01/01/2017 to 12/31/2017	$15.51088	$17.53345	93,937
01/01/2018 to 12/31/2018	$17.53345	$16.25618	73,304
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.44027	$9.67446	0
01/01/2010 to 12/31/2010	$9.67446	$10.97370	0
01/01/2011 to 12/31/2011	$10.97370	$10.56605	619
01/01/2012 to 12/31/2012	$10.56605	$12.16792	665
01/01/2013 to 12/31/2013	$12.16792	$17.16472	179
01/01/2014 to 12/31/2014	$17.16472	$18.21468	0
01/01/2015 to 12/31/2015	$18.21468	$19.54971	0
01/01/2016 to 12/31/2016	$19.54971	$19.66524	0
01/01/2017 to 12/31/2017	$19.66524	$26.55954	0
01/01/2018 to 12/31/2018	$26.55954	$27.01596	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.74619	$8.97205	5,041
01/01/2010 to 12/31/2010	$8.97205	$9.88094	2,821
01/01/2011 to 12/31/2011	$9.88094	$9.63030	2,402
01/01/2012 to 12/31/2012	$9.63030	$10.69602	2,532
01/01/2013 to 12/31/2013	$10.69602	$14.10381	973
01/01/2014 to 12/31/2014	$14.10381	$14.02892	1,969
01/01/2015 to 12/31/2015	$14.02892	$12.90716	0
01/01/2016 to 12/31/2016	$12.90716	$13.41716	0
01/01/2017 to 12/31/2017	$13.41716	$15.31718	0
01/01/2018 to 12/31/2018	$15.31718	$13.54371	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.94784	$13.08863	4,378
01/01/2010 to 12/31/2010	$13.08863	$15.44154	6,187
01/01/2011 to 12/31/2011	$15.44154	$12.86799	2,764
01/01/2012 to 12/31/2012	$12.86799	$13.05869	3,814
01/01/2013 to 12/31/2013	$13.05869	$14.75729	392
01/01/2014 to 12/31/2014	$14.75729	$13.24514	740
01/01/2015 to 12/31/2015	$13.24514	$10.47492	579
01/01/2016 to 12/31/2016	$10.47492	$12.78553	177
01/01/2017 to 12/31/2017	$12.78553	$13.81395	309
01/01/2018 to 12/31/2018	$13.81395	$11.27526	146
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.05707	$11.04358	3,089
01/01/2010 to 12/31/2010	$11.04358	$11.43770	2,435
01/01/2011 to 12/31/2011	$11.43770	$11.66490	1,648
01/01/2012 to 12/31/2012	$11.66490	$12.02165	1,956
01/01/2013 to 12/31/2013	$12.02165	$11.33244	0
01/01/2014 to 12/31/2014	$11.33244	$11.16110	1,892
01/01/2015 to 12/31/2015	$11.16110	$10.42667	1,190
01/01/2016 to 12/31/2016	$10.42667	$10.65772	958
01/01/2017 to 12/31/2017	$10.65772	$10.65213	2,124
01/01/2018 to 12/31/2018	$10.65213	$10.64044	1,156

A 137

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.03962	$9.57597	0
01/01/2010 to 12/31/2010	$9.57597	$11.59338	0
01/01/2011 to 12/31/2011	$11.59338	$10.96336	0
01/01/2012 to 12/31/2012	$10.96336	$12.71430	0
01/01/2013 to 12/31/2013	$12.71430	$16.48947	0
01/01/2014 to 12/31/2014	$16.48947	$18.56790	0
01/01/2015 to 12/31/2015	$18.56790	$16.98403	0
01/01/2016 to 12/31/2016	$16.98403	$18.96366	0
01/01/2017 to 12/31/2017	$18.96366	$22.01657	0
01/01/2018 to 12/31/2018	$22.01657	$17.99794	0
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.86312	$8.63315	47,184
01/01/2010 to 12/31/2010	$8.63315	$9.69323	40,775
01/01/2011 to 12/31/2011	$9.69323	$9.16607	22,526
01/01/2012 to 12/31/2012	$9.16607	$9.96542	24,555
01/01/2013 to 12/31/2013	$9.96542	$11.76171	23,512
01/01/2014 to 12/31/2014	$11.76171	$12.15390	32,540
01/01/2015 to 12/31/2015	$12.15390	$11.82859	30,386
01/01/2016 to 12/31/2016	$11.82859	$12.34173	27,320
01/01/2017 to 12/31/2017	$12.34173	$13.73175	31,300
01/01/2018 to 12/31/2018	$13.73175	$12.77570	13,786
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.26017	$10.12450	0
01/01/2010 to 12/31/2010	$10.12450	$10.68951	1,264
01/01/2011 to 12/31/2011	$10.68951	$11.10080	429
01/01/2012 to 12/31/2012	$11.10080	$11.72585	618
01/01/2013 to 12/31/2013	$11.72585	$11.31310	126
01/01/2014 to 12/31/2014	$11.31310	$11.87791	588
01/01/2015 to 12/31/2015	$11.87791	$11.77748	367
01/01/2016 to 12/31/2016	$11.77748	$12.12977	118
01/01/2017 to 12/31/2017	$12.12977	$12.63040	216
01/01/2018 to 12/31/2018	$12.63040	$12.08915	101
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.64977	$9.10826	0
01/01/2010 to 12/31/2010	$9.10826	$10.46983	0
01/01/2011 to 12/31/2011	$10.46983	$10.96726	0
01/01/2012 to 12/31/2012	$10.96726	$11.90760	0
01/01/2013 to 12/31/2013	$11.90760	$14.98106	0
01/01/2014 to 12/31/2014	$14.98106	$16.17354	0
01/01/2015 to 12/31/2015	$16.17354	$16.50038	0
01/01/2016 to 12/31/2016	$16.50038	$16.73466	0
01/01/2017 to 12/31/2017	$16.73466	$18.85911	0
01/01/2018 to 12/31/2018	$18.85911	$15.73501	0
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.02240	$8.99671	0
01/01/2010 to 12/31/2010	$8.99671	$10.69651	0
01/01/2011 to 12/31/2011	$10.69651	$11.05307	0
01/01/2012 to 12/31/2012	$11.05307	$13.21772	0
01/01/2013 to 12/31/2013	$13.21772	$18.10741	0
01/01/2014 to 12/31/2014	$18.10741	$19.94475	0
01/01/2015 to 12/31/2015	$19.94475	$20.45054	0
01/01/2016 to 12/31/2016	$20.45054	$20.86931	0
01/01/2017 to 12/31/2017	$20.86931	$24.19577	0
01/01/2018 to 12/31/2018	$24.19577	$23.84118	0

A 138

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.25699	$5.92152	0
01/01/2010 to 12/31/2010	$5.92152	$6.43365	0
01/01/2011 to 12/31/2011	$6.43365	$5.42982	703
01/01/2012 to 12/31/2012	$5.42982	$6.63308	756
01/01/2013 to 12/31/2013	$6.63308	$8.58077	203
01/01/2014 to 12/31/2014	$8.58077	$9.48981	0
01/01/2015 to 12/31/2015	$9.48981	$9.15568	0
01/01/2016 to 12/31/2016	$9.15568	$10.34179	0
01/01/2017 to 12/31/2017	$10.34179	$11.97211	0
01/01/2018 to 12/31/2018	$11.97211	$10.50168	0
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.31252	$9.73373	0
01/01/2010 to 12/31/2010	$9.73373	$9.80468	0
01/01/2011 to 12/31/2011	$9.80468	$10.57454	700
01/01/2012 to 12/31/2012	$10.57454	$12.15913	753
01/01/2013 to 12/31/2013	$12.15913	$16.64400	203
01/01/2014 to 12/31/2014	$16.64400	$20.16511	0
01/01/2015 to 12/31/2015	$20.16511	$20.74242	0
01/01/2016 to 12/31/2016	$20.74242	$19.49335	0
01/01/2017 to 12/31/2017	$19.49335	$23.08748	0
01/01/2018 to 12/31/2018	$23.08748	$23.61286	0
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.07949	$7.38932	0
01/01/2010 to 12/31/2010	$7.38932	$8.95612	0
01/01/2011 to 12/31/2011	$8.95612	$8.61558	0
01/01/2012 to 12/31/2012	$8.61558	$9.77130	0
01/01/2013 to 12/31/2013	$9.77130	$13.22525	0
01/01/2014 to 12/31/2014	$13.22525	$13.67558	0
01/01/2015 to 12/31/2015	$13.67558	$12.93608	0
01/01/2016 to 12/31/2016	$12.93608	$14.89400	0
01/01/2017 to 12/31/2017	$14.89400	$17.85615	0
01/01/2018 to 12/31/2018	$17.85615	$15.25450	0
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.69736	$8.51005	2,729
01/01/2010 to 12/31/2010	$8.51005	$9.43387	1,647
01/01/2011 to 12/31/2011	$9.43387	$9.52935	1,262
01/01/2012 to 12/31/2012	$9.52935	$10.52001	1,357
01/01/2013 to 12/31/2013	$10.52001	$13.46336	365
01/01/2014 to 12/31/2014	$13.46336	$14.89119	0
01/01/2015 to 12/31/2015	$14.89119	$15.13284	0
01/01/2016 to 12/31/2016	$15.13284	$15.56568	0
01/01/2017 to 12/31/2017	$15.56568	$19.10254	0
01/01/2018 to 12/31/2018	$19.10254	$18.35949	0
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.25380	$7.31738	0
01/01/2010 to 12/31/2010	$7.31738	$8.09105	0
01/01/2011 to 12/31/2011	$8.09105	$7.82346	0
01/01/2012 to 12/31/2012	$7.82346	$8.84385	0
01/01/2013 to 12/31/2013	$8.84385	$11.25131	0
01/01/2014 to 12/31/2014	$11.25131	$12.17415	0
01/01/2015 to 12/31/2015	$12.17415	$11.35905	0
01/01/2016 to 12/31/2016	$11.35905	$12.84293	0
01/01/2017 to 12/31/2017	$12.84293	$14.26941	0
01/01/2018 to 12/31/2018	$14.26941	$12.48914	0

A 139

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.18199	$8.37491	932
01/01/2010 to 12/31/2010	$8.37491	$10.53374	562
01/01/2011 to 12/31/2011	$10.53374	$10.01888	429
01/01/2012 to 12/31/2012	$10.01888	$11.32177	462
01/01/2013 to 12/31/2013	$11.32177	$14.47394	124
01/01/2014 to 12/31/2014	$14.47394	$15.01137	0
01/01/2015 to 12/31/2015	$15.01137	$14.74424	0
01/01/2016 to 12/31/2016	$14.74424	$16.30121	0
01/01/2017 to 12/31/2017	$16.30121	$18.88979	0
01/01/2018 to 12/31/2018	$18.88979	$16.28318	0
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.44572	$8.26226	0
01/01/2010 to 12/31/2010	$8.26226	$9.74747	0
01/01/2011 to 12/31/2011	$9.74747	$9.17262	0
01/01/2012 to 12/31/2012	$9.17262	$10.47165	0
01/01/2013 to 12/31/2013	$10.47165	$13.55469	0
01/01/2014 to 12/31/2014	$13.55469	$14.62801	0
01/01/2015 to 12/31/2015	$14.62801	$13.14869	0
01/01/2016 to 12/31/2016	$13.14869	$16.01375	0
01/01/2017 to 12/31/2017	$16.01375	$17.34924	0
01/01/2018 to 12/31/2018	$17.34924	$14.73229	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.50234	$6.89260	0
01/01/2010 to 12/31/2010	$6.89260	$8.41782	0
01/01/2011 to 12/31/2011	$8.41782	$8.63656	0
01/01/2012 to 12/31/2012	$8.63656	$9.91107	0
01/01/2013 to 12/31/2013	$9.91107	$9.71611	0
01/01/2014 to 12/31/2014	$9.71611	$11.89704	0
01/01/2015 to 12/31/2015	$11.89704	$11.69009	0
01/01/2016 to 12/31/2016	$11.69009	$12.10574	0
01/01/2017 to 12/31/2017	$12.10574	$12.81187	0
01/01/2018 to 12/31/2018	$12.81187	$11.83208	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.79014	$8.39089	0
01/01/2010 to 12/31/2010	$8.39089	$10.33254	0
01/01/2011 to 12/31/2011	$10.33254	$10.24997	0
01/01/2012 to 12/31/2012	$10.24997	$11.29179	0
01/01/2013 to 12/31/2013	$11.29179	$15.53056	0
01/01/2014 to 12/31/2014	$15.53056	$15.54156	0
01/01/2015 to 12/31/2015	$15.54156	$15.40039	0
01/01/2016 to 12/31/2016	$15.40039	$18.13673	0
01/01/2017 to 12/31/2017	$18.13673	$20.06858	0
01/01/2018 to 12/31/2018	$20.06858	$18.52362	0
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.15855	$8.44181	0
01/01/2010 to 12/31/2010	$8.44181	$10.09576	0
01/01/2011 to 12/31/2011	$10.09576	$9.48274	0
01/01/2012 to 12/31/2012	$9.48274	$10.78788	0
01/01/2013 to 12/31/2013	$10.78788	$14.54699	0
01/01/2014 to 12/31/2014	$14.54699	$15.07615	0
01/01/2015 to 12/31/2015	$15.07615	$13.54361	0
01/01/2016 to 12/31/2016	$13.54361	$17.08318	0
01/01/2017 to 12/31/2017	$17.08318	$18.35771	0
01/01/2018 to 12/31/2018	$18.35771	$15.42212	0

A 140

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.24797	$7.61851	0
01/01/2010 to 12/31/2010	$7.61851	$8.63243	0
01/01/2011 to 12/31/2011	$8.63243	$8.61317	0
01/01/2012 to 12/31/2012	$8.61317	$9.82906	0
01/01/2013 to 12/31/2013	$9.82906	$10.78878	0
01/01/2014 to 12/31/2014	$10.78878	$10.62668	0
01/01/2015 to 12/31/2015	$10.62668	$10.56644	0
01/01/2016 to 12/31/2016	$10.56644	$12.59114	0
01/01/2017 to 12/31/2017	$12.59114	$12.07097	0
01/01/2018 to 12/31/2018	$12.07097	$10.03571	0
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.19472	$7.80329	0
01/01/2010 to 12/31/2010	$7.80329	$8.09752	0
01/01/2011 to 12/31/2011	$8.09752	$9.32008	0
01/01/2012 to 12/31/2012	$9.32008	$9.14088	0
01/01/2013 to 12/31/2013	$9.14088	$10.14482	0
01/01/2014 to 12/31/2014	$10.14482	$12.50810	0
01/01/2015 to 12/31/2015	$12.50810	$11.46643	0
01/01/2016 to 12/31/2016	$11.46643	$12.92455	0
01/01/2017 to 12/31/2017	$12.92455	$14.00626	0
01/01/2018 to 12/31/2018	$14.00626	$14.11225	0
*Denotes the start date of these sub-accounts

A 141

PREMIER L SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.25%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.79271	$9.47766	310,818
01/01/2010 to 12/31/2010	$9.47766	$10.37822	298,352
01/01/2011 to 12/31/2011	$10.37822	$9.88032	285,686
01/01/2012 to 12/31/2012	$9.88032	$10.87687	270,819
01/01/2013 to 12/31/2013	$10.87687	$11.69852	230,217
01/01/2014 to 12/31/2014	$11.69852	$11.87790	220,327
01/01/2015 to 12/31/2015	$11.87790	$11.24248	206,277
01/01/2016 to 12/31/2016	$11.24248	$11.69226	185,175
01/01/2017 to 12/31/2017	$11.69226	$12.87480	171,954
01/01/2018 to 12/31/2018	$12.87480	$11.56559	157,400
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.80171	$9.62915	47,549
01/01/2010 to 12/31/2010	$9.62915	$10.70809	47,062
01/01/2011 to 12/31/2011	$10.70809	$10.48454	45,027
01/01/2012 to 12/31/2012	$10.48454	$11.65298	43,458
01/01/2013 to 12/31/2013	$11.65298	$13.28346	36,437
01/01/2014 to 12/31/2014	$13.28346	$13.78454	35,383
01/01/2015 to 12/31/2015	$13.78454	$13.58938	34,924
01/01/2016 to 12/31/2016	$13.58938	$14.23548	33,798
01/01/2017 to 12/31/2017	$14.23548	$16.27973	29,666
01/01/2018 to 12/31/2018	$16.27973	$14.98237	27,959
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.06061	$9.71989	157,636
01/01/2010 to 12/31/2010	$9.71989	$10.67667	150,273
01/01/2011 to 12/31/2011	$10.67667	$10.31523	143,347
01/01/2012 to 12/31/2012	$10.31523	$11.34646	136,824
01/01/2013 to 12/31/2013	$11.34646	$13.05510	130,435
01/01/2014 to 12/31/2014	$13.05510	$13.60049	118,542
01/01/2015 to 12/31/2015	$13.60049	$13.36449	112,386
01/01/2016 to 12/31/2016	$13.36449	$13.89432	107,901
01/01/2017 to 12/31/2017	$13.89432	$15.61497	97,248
01/01/2018 to 12/31/2018	$15.61497	$14.51601	93,223
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99756	$9.13191	74,151
01/01/2012 to 12/31/2012	$9.13191	$9.99296	74,023
01/01/2013 to 12/31/2013	$9.99296	$10.83380	73,861
01/01/2014 to 12/31/2014	$10.83380	$11.11408	73,437
01/01/2015 to 12/31/2015	$11.11408	$10.54337	73,280
01/01/2016 to 12/31/2016	$10.54337	$11.02957	72,463
01/01/2017 to 12/31/2017	$11.02957	$12.14802	63,906
01/01/2018 to 12/31/2018	$12.14802	$11.25208	62,730

A 142

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.49732	$11.31653	0
01/01/2010 to 12/31/2010	$11.31653	$11.49897	0
01/01/2011 to 12/31/2011	$11.49897	$11.49917	0
01/01/2012 to 12/31/2012	$11.49917	$11.77377	0
01/01/2013 to 12/31/2013	$11.77377	$11.26437	0
01/01/2014 to 12/31/2014	$11.26437	$11.00598	0
01/01/2015 to 12/31/2015	$11.00598	$10.81574	0
01/01/2016 to 12/31/2016	$10.81574	$10.75124	0
01/01/2017 to 12/31/2017	$10.75124	$10.69420	0
01/01/2018 to 12/31/2018	$10.69420	$10.53559	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.39223	$11.84329	0
01/01/2010 to 12/31/2010	$11.84329	$12.47663	0
01/01/2011 to 12/31/2011	$12.47663	$12.59042	0
01/01/2012 to 12/31/2012	$12.59042	$13.46070	0
01/01/2013 to 12/31/2013	$13.46070	$12.92255	0
01/01/2014 to 12/31/2014	$12.92255	$13.17297	0
01/01/2015 to 12/31/2015	$13.17297	$12.61153	0
01/01/2016 to 12/31/2016	$12.61153	$12.85612	0
01/01/2017 to 12/31/2017	$12.85612	$13.12239	0
01/01/2018 to 12/31/2018	$13.12239	$12.74736	0
AST Bond Portfolio 2018
05/01/2009* to 12/31/2009	$9.92260	$9.66626	0
01/01/2010 to 12/31/2010	$9.66626	$10.51104	0
01/01/2011 to 12/31/2011	$10.51104	$11.67616	0
01/01/2012 to 12/31/2012	$11.67616	$12.07152	0
01/01/2013 to 12/31/2013	$12.07152	$11.43481	0
01/01/2014 to 12/31/2014	$11.43481	$11.48095	0
01/01/2015 to 12/31/2015	$11.48095	$11.31930	0
01/01/2016 to 12/31/2016	$11.31930	$11.24885	0
01/01/2017 to 12/31/2017	$11.24885	$11.08037	0
01/01/2018 to 12/31/2018	$11.08037	$10.91732	0
AST Bond Portfolio 2019
05/01/2009* to 12/31/2009	$9.90537	$9.56715	0
01/01/2010 to 12/31/2010	$9.56715	$10.41967	0
01/01/2011 to 12/31/2011	$10.41967	$11.81852	0
01/01/2012 to 12/31/2012	$11.81852	$12.23524	0
01/01/2013 to 12/31/2013	$12.23524	$11.38790	0
01/01/2014 to 12/31/2014	$11.38790	$11.61219	0
01/01/2015 to 12/31/2015	$11.61219	$11.47826	0
01/01/2016 to 12/31/2016	$11.47826	$11.38857	0
01/01/2017 to 12/31/2017	$11.38857	$11.22342	0
01/01/2018 to 12/31/2018	$11.22342	$11.03740	0
AST Bond Portfolio 2020
05/01/2009* to 12/31/2009	$9.88409	$9.24236	0
01/01/2010 to 12/31/2010	$9.24236	$10.10963	0
01/01/2011 to 12/31/2011	$10.10963	$11.73410	0
01/01/2012 to 12/31/2012	$11.73410	$12.20077	0
01/01/2013 to 12/31/2013	$12.20077	$11.15482	0
01/01/2014 to 12/31/2014	$11.15482	$11.58131	0
01/01/2015 to 12/31/2015	$11.58131	$11.49928	0
01/01/2016 to 12/31/2016	$11.49928	$11.46676	0
01/01/2017 to 12/31/2017	$11.46676	$11.31442	0
01/01/2018 to 12/31/2018	$11.31442	$11.09630	0

A 143

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99756	$10.96344	0
01/01/2011 to 12/31/2011	$10.96344	$12.89923	0
01/01/2012 to 12/31/2012	$12.89923	$13.47203	0
01/01/2013 to 12/31/2013	$13.47203	$12.25318	0
01/01/2014 to 12/31/2014	$12.25318	$12.90403	0
01/01/2015 to 12/31/2015	$12.90403	$12.84514	0
01/01/2016 to 12/31/2016	$12.84514	$12.81854	0
01/01/2017 to 12/31/2017	$12.81854	$12.73526	0
01/01/2018 to 12/31/2018	$12.73526	$12.46191	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99817	$11.97169	0
01/01/2012 to 12/31/2012	$11.97169	$12.39242	0
01/01/2013 to 12/31/2013	$12.39242	$10.93851	0
01/01/2014 to 12/31/2014	$10.93851	$11.80707	0
01/01/2015 to 12/31/2015	$11.80707	$11.78935	0
01/01/2016 to 12/31/2016	$11.78935	$11.74108	0
01/01/2017 to 12/31/2017	$11.74108	$11.66344	0
01/01/2018 to 12/31/2018	$11.66344	$11.38853	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99757	$10.35646	0
01/01/2013 to 12/31/2013	$10.35646	$9.09549	0
01/01/2014 to 12/31/2014	$9.09549	$10.01785	0
01/01/2015 to 12/31/2015	$10.01785	$10.06263	0
01/01/2016 to 12/31/2016	$10.06263	$10.02975	0
01/01/2017 to 12/31/2017	$10.02975	$9.97587	0
01/01/2018 to 12/31/2018	$9.97587	$9.72957	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99878	$8.71387	0
01/01/2014 to 12/31/2014	$8.71387	$9.76561	0
01/01/2015 to 12/31/2015	$9.76561	$9.82198	0
01/01/2016 to 12/31/2016	$9.82198	$9.78934	0
01/01/2017 to 12/31/2017	$9.78934	$9.73558	0
01/01/2018 to 12/31/2018	$9.73558	$9.45890	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99878	$11.25691	0
01/01/2015 to 12/31/2015	$11.25691	$11.22918	0
01/01/2016 to 12/31/2016	$11.22918	$11.25394	0
01/01/2017 to 12/31/2017	$11.25394	$11.20832	0
01/01/2018 to 12/31/2018	$11.20832	$10.87973	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99878	$9.89735	0
01/01/2016 to 12/31/2016	$9.89735	$9.88100	0
01/01/2017 to 12/31/2017	$9.88100	$9.89803	0
01/01/2018 to 12/31/2018	$9.89803	$9.57835	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99757	$9.83922	0
01/01/2017 to 12/31/2017	$9.83922	$9.88152	0
01/01/2018 to 12/31/2018	$9.88152	$9.54120	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99756	$9.99571	0
01/01/2018 to 12/31/2018	$9.99571	$9.57369	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99756	$9.62227	0

A 144

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.59294	$9.30688	209,267
01/01/2010 to 12/31/2010	$9.30688	$10.31961	167,220
01/01/2011 to 12/31/2011	$10.31961	$9.84787	162,561
01/01/2012 to 12/31/2012	$9.84787	$10.95243	143,150
01/01/2013 to 12/31/2013	$10.95243	$13.14089	138,668
01/01/2014 to 12/31/2014	$13.14089	$13.75064	138,136
01/01/2015 to 12/31/2015	$13.75064	$13.51979	137,972
01/01/2016 to 12/31/2016	$13.51979	$14.12690	135,361
01/01/2017 to 12/31/2017	$14.12690	$16.28871	130,456
01/01/2018 to 12/31/2018	$16.28871	$14.93785	123,752
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99817	$11.60723	0
01/01/2014 to 12/31/2014	$11.60723	$12.89672	0
01/01/2015 to 12/31/2015	$12.89672	$12.16238	0
01/01/2016 to 12/31/2016	$12.16238	$13.66703	0
01/01/2017 to 12/31/2017	$13.66703	$15.82715	0
01/01/2018 to 12/31/2018	$15.82715	$14.73941	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.95449	$10.26325	0
01/01/2010 to 12/31/2010	$10.26325	$12.91748	0
01/01/2011 to 12/31/2011	$12.91748	$13.46633	0
01/01/2012 to 12/31/2012	$13.46633	$15.19077	0
01/01/2013 to 12/31/2013	$15.19077	$15.32188	0
01/01/2014 to 12/31/2014	$15.32188	$19.61723	0
01/01/2015 to 12/31/2015	$19.61723	$20.11499	0
01/01/2016 to 12/31/2016	$20.11499	$20.62073	0
01/01/2017 to 12/31/2017	$20.62073	$21.42776	0
01/01/2018 to 12/31/2018	$21.42776	$19.95725	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.16462	$8.67826	34,026
01/01/2010 to 12/31/2010	$8.67826	$9.70641	33,750
01/01/2011 to 12/31/2011	$9.70641	$9.35035	31,621
01/01/2012 to 12/31/2012	$9.35035	$10.11678	30,169
01/01/2013 to 12/31/2013	$10.11678	$11.35451	25,713
01/01/2014 to 12/31/2014	$11.35451	$11.45456	23,492
01/01/2015 to 12/31/2015	$11.45456	$11.31348	23,100
01/01/2016 to 12/31/2016	$11.31348	$11.53567	22,381
01/01/2017 to 12/31/2017	$11.53567	$13.14088	21,753
01/01/2018 to 12/31/2018	$13.14088	$11.85488	20,705
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.09790	$8.05684	0
01/01/2010 to 12/31/2010	$8.05684	$9.47128	0
01/01/2011 to 12/31/2011	$9.47128	$8.79636	0
01/01/2012 to 12/31/2012	$8.79636	$10.90830	0
01/01/2013 to 12/31/2013	$10.90830	$11.13207	0
01/01/2014 to 12/31/2014	$11.13207	$12.40303	0
01/01/2015 to 12/31/2015	$12.40303	$12.11920	0
01/01/2016 to 12/31/2016	$12.11920	$11.95926	0
01/01/2017 to 12/31/2017	$11.95926	$12.97009	0
01/01/2018 to 12/31/2018	$12.97009	$12.08573	0

A 145

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.98810	$8.14575	0
01/01/2010 to 12/31/2010	$8.14575	$8.99314	0
01/01/2011 to 12/31/2011	$8.99314	$8.31011	0
01/01/2012 to 12/31/2012	$8.31011	$9.72534	0
01/01/2013 to 12/31/2013	$9.72534	$12.70180	0
01/01/2014 to 12/31/2014	$12.70180	$14.05368	0
01/01/2015 to 12/31/2015	$14.05368	$13.10921	0
01/01/2016 to 12/31/2016	$13.10921	$14.30121	0
01/01/2017 to 12/31/2017	$14.30121	$15.35063	0
01/01/2018 to 12/31/2018	$15.35063	$13.73088	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.39570	$11.36264	0
01/01/2010 to 12/31/2010	$11.36264	$13.31590	0
01/01/2011 to 12/31/2011	$13.31590	$12.63558	0
01/01/2012 to 12/31/2012	$12.63558	$14.78088	0
01/01/2013 to 12/31/2013	$14.78088	$19.10921	0
01/01/2014 to 12/31/2014	$19.10921	$20.84303	0
01/01/2015 to 12/31/2015	$20.84303	$19.22533	0
01/01/2016 to 12/31/2016	$19.22533	$19.11237	0
01/01/2017 to 12/31/2017	$19.11237	$23.75704	0
01/01/2018 to 12/31/2018	$23.75704	$22.22094	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.58716	$9.15528	788
01/01/2010 to 12/31/2010	$9.15528	$9.99239	788
01/01/2011 to 12/31/2011	$9.99239	$9.72331	788
01/01/2012 to 12/31/2012	$9.72331	$10.47221	787
01/01/2013 to 12/31/2013	$10.47221	$11.24773	787
01/01/2014 to 12/31/2014	$11.24773	$11.44479	787
01/01/2015 to 12/31/2015	$11.44479	$11.09118	787
01/01/2016 to 12/31/2016	$11.09118	$11.41780	786
01/01/2017 to 12/31/2017	$11.41780	$12.53886	786
01/01/2018 to 12/31/2018	$12.53886	$11.39593	786
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.61998	$9.45304	0
01/01/2010 to 12/31/2010	$9.45304	$11.71980	0
01/01/2011 to 12/31/2011	$11.71980	$11.61152	0
01/01/2012 to 12/31/2012	$11.61152	$13.13736	0
01/01/2013 to 12/31/2013	$13.13736	$17.83518	0
01/01/2014 to 12/31/2014	$17.83518	$18.69829	0
01/01/2015 to 12/31/2015	$18.69829	$17.28206	0
01/01/2016 to 12/31/2016	$17.28206	$21.01208	0
01/01/2017 to 12/31/2017	$21.01208	$23.05563	0
01/01/2018 to 12/31/2018	$23.05563	$19.37438	0
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.46036	$10.25552	0
01/01/2010 to 12/31/2010	$10.25552	$10.03229	0
01/01/2011 to 12/31/2011	$10.03229	$9.81415	0
01/01/2012 to 12/31/2012	$9.81415	$9.59827	0
01/01/2013 to 12/31/2013	$9.59827	$9.38716	0
01/01/2014 to 12/31/2014	$9.38716	$9.18065	0
01/01/2015 to 12/31/2015	$9.18065	$8.97854	0
01/01/2016 to 12/31/2016	$8.97854	$8.78150	0
01/01/2017 to 12/31/2017	$8.78150	$8.61811	0
01/01/2018 to 12/31/2018	$8.61811	$8.53698	0

A 146

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.72782	$10.24484	0
01/01/2010 to 12/31/2010	$10.24484	$11.37212	0
01/01/2011 to 12/31/2011	$11.37212	$11.47527	0
01/01/2012 to 12/31/2012	$11.47527	$12.77941	0
01/01/2013 to 12/31/2013	$12.77941	$13.39553	0
01/01/2014 to 12/31/2014	$13.39553	$13.43582	0
01/01/2015 to 12/31/2015	$13.43582	$12.67187	0
01/01/2016 to 12/31/2016	$12.67187	$14.30182	0
01/01/2017 to 12/31/2017	$14.30182	$15.03305	0
01/01/2018 to 12/31/2018	$15.03305	$14.40842	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.60817	$7.71877	0
01/01/2010 to 12/31/2010	$7.71877	$8.54237	0
01/01/2011 to 12/31/2011	$8.54237	$8.00512	0
01/01/2012 to 12/31/2012	$8.00512	$9.15076	0
01/01/2013 to 12/31/2013	$9.15076	$12.51678	0
01/01/2014 to 12/31/2014	$12.51678	$13.92415	0
01/01/2015 to 12/31/2015	$13.92415	$12.55060	0
01/01/2016 to 12/31/2016	$12.55060	$14.71606	0
01/01/2017 to 12/31/2017	$14.71606	$17.15566	0
01/01/2018 to 12/31/2018	$17.15566	$14.40179	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.98731	$7.92187	0
01/01/2010 to 12/31/2010	$7.92187	$8.87097	0
01/01/2011 to 12/31/2011	$8.87097	$7.55472	0
01/01/2012 to 12/31/2012	$7.55472	$8.89293	0
01/01/2013 to 12/31/2013	$8.89293	$10.35465	0
01/01/2014 to 12/31/2014	$10.35465	$9.56727	0
01/01/2015 to 12/31/2015	$9.56727	$9.65127	0
01/01/2016 to 12/31/2016	$9.65127	$9.08277	0
01/01/2017 to 12/31/2017	$9.08277	$12.03054	0
01/01/2018 to 12/31/2018	$12.03054	$10.19599	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.83160	$8.71894	0
01/01/2010 to 12/31/2010	$8.71894	$9.47217	0
01/01/2011 to 12/31/2011	$9.47217	$8.10141	0
01/01/2012 to 12/31/2012	$8.10141	$9.24419	0
01/01/2013 to 12/31/2013	$9.24419	$10.80070	0
01/01/2014 to 12/31/2014	$10.80070	$9.85484	0
01/01/2015 to 12/31/2015	$9.85484	$9.71668	0
01/01/2016 to 12/31/2016	$9.71668	$9.55849	0
01/01/2017 to 12/31/2017	$9.55849	$11.48141	0
01/01/2018 to 12/31/2018	$11.48141	$9.41561	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.11287	$8.81140	0
01/01/2010 to 12/31/2010	$8.81140	$9.80827	0
01/01/2011 to 12/31/2011	$9.80827	$9.53814	0
01/01/2012 to 12/31/2012	$9.53814	$10.59496	0
01/01/2013 to 12/31/2013	$10.59496	$12.04899	0
01/01/2014 to 12/31/2014	$12.04899	$12.53374	0
01/01/2015 to 12/31/2015	$12.53374	$12.12952	0
01/01/2016 to 12/31/2016	$12.12952	$12.48210	0
01/01/2017 to 12/31/2017	$12.48210	$14.27811	0
01/01/2018 to 12/31/2018	$14.27811	$12.93291	0

A 147

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.81267	$10.38229	0
01/01/2010 to 12/31/2010	$10.38229	$10.88206	0
01/01/2011 to 12/31/2011	$10.88206	$9.66899	0
01/01/2012 to 12/31/2012	$9.66899	$11.52759	0
01/01/2013 to 12/31/2013	$11.52759	$13.00571	0
01/01/2014 to 12/31/2014	$13.00571	$11.90982	0
01/01/2015 to 12/31/2015	$11.90982	$11.32213	0
01/01/2016 to 12/31/2016	$11.32213	$11.28748	0
01/01/2017 to 12/31/2017	$11.28748	$14.31113	0
01/01/2018 to 12/31/2018	$14.31113	$11.54968	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.23119	$11.01602	10,680
01/01/2010 to 12/31/2010	$11.01602	$11.56220	10,257
01/01/2011 to 12/31/2011	$11.56220	$11.33459	9,773
01/01/2012 to 12/31/2012	$11.33459	$12.27304	9,228
01/01/2013 to 12/31/2013	$12.27304	$13.32716	8,763
01/01/2014 to 12/31/2014	$13.32716	$13.74406	8,383
01/01/2015 to 12/31/2015	$13.74406	$13.41700	7,641
01/01/2016 to 12/31/2016	$13.41700	$13.62609	15,089
01/01/2017 to 12/31/2017	$13.62609	$14.94525	14,023
01/01/2018 to 12/31/2018	$14.94525	$13.86539	12,912
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08356	$10.28302	0
01/01/2010 to 12/31/2010	$10.28302	$11.19487	0
01/01/2011 to 12/31/2011	$11.19487	$11.02146	0
01/01/2012 to 12/31/2012	$11.02146	$12.41541	0
01/01/2013 to 12/31/2013	$12.41541	$16.57359	0
01/01/2014 to 12/31/2014	$16.57359	$17.74935	0
01/01/2015 to 12/31/2015	$17.74935	$19.20481	0
01/01/2016 to 12/31/2016	$19.20481	$18.50805	0
01/01/2017 to 12/31/2017	$18.50805	$24.58788	0
01/01/2018 to 12/31/2018	$24.58788	$23.65644	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.05018	$8.94686	0
01/01/2010 to 12/31/2010	$8.94686	$10.47834	0
01/01/2011 to 12/31/2011	$10.47834	$10.15451	0
01/01/2012 to 12/31/2012	$10.15451	$11.14880	0
01/01/2013 to 12/31/2013	$11.14880	$14.89547	0
01/01/2014 to 12/31/2014	$14.89547	$16.11043	0
01/01/2015 to 12/31/2015	$16.11043	$17.34281	0
01/01/2016 to 12/31/2016	$17.34281	$17.90794	0
01/01/2017 to 12/31/2017	$17.90794	$23.29311	0
01/01/2018 to 12/31/2018	$23.29311	$22.16537	0
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.75586	$11.26126	0
01/01/2010 to 12/31/2010	$11.26126	$12.34035	0
01/01/2011 to 12/31/2011	$12.34035	$11.69116	0
01/01/2012 to 12/31/2012	$11.69116	$14.07213	0
01/01/2013 to 12/31/2013	$14.07213	$17.56575	0
01/01/2014 to 12/31/2014	$17.56575	$17.80286	0
01/01/2015 to 12/31/2015	$17.80286	$17.15596	0
01/01/2016 to 12/31/2016	$17.15596	$17.97257	0
01/01/2017 to 12/31/2017	$17.97257	$21.76883	0
01/01/2018 to 12/31/2018	$21.76883	$19.25350	0

A 148

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.05364	$9.79086	0
01/01/2010 to 12/31/2010	$9.79086	$10.79966	0
01/01/2011 to 12/31/2011	$10.79966	$10.49959	0
01/01/2012 to 12/31/2012	$10.49959	$12.02243	0
01/01/2013 to 12/31/2013	$12.02243	$16.07390	0
01/01/2014 to 12/31/2014	$16.07390	$17.08945	0
01/01/2015 to 12/31/2015	$17.08945	$17.92160	0
01/01/2016 to 12/31/2016	$17.92160	$17.86309	0
01/01/2017 to 12/31/2017	$17.86309	$22.83614	0
01/01/2018 to 12/31/2018	$22.83614	$22.81087	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99818	$10.17554	0
01/01/2013 to 12/31/2013	$10.17554	$13.38557	0
01/01/2014 to 12/31/2014	$13.38557	$14.42863	0
01/01/2015 to 12/31/2015	$14.42863	$14.00902	0
01/01/2016 to 12/31/2016	$14.00902	$15.54366	0
01/01/2017 to 12/31/2017	$15.54366	$17.83863	0
01/01/2018 to 12/31/2018	$17.83863	$15.67329	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.68549	$9.19594	0
01/01/2010 to 12/31/2010	$9.19594	$11.10141	0
01/01/2011 to 12/31/2011	$11.10141	$10.58780	0
01/01/2012 to 12/31/2012	$10.58780	$12.12804	0
01/01/2013 to 12/31/2013	$12.12804	$16.84393	0
01/01/2014 to 12/31/2014	$16.84393	$18.82076	0
01/01/2015 to 12/31/2015	$18.82076	$17.36897	0
01/01/2016 to 12/31/2016	$17.36897	$20.08442	0
01/01/2017 to 12/31/2017	$20.08442	$22.35221	0
01/01/2018 to 12/31/2018	$22.35221	$18.26333	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99818	$10.28444	0
01/01/2013 to 12/31/2013	$10.28444	$11.96070	0
01/01/2014 to 12/31/2014	$11.96070	$12.29863	0
01/01/2015 to 12/31/2015	$12.29863	$11.87859	0
01/01/2016 to 12/31/2016	$11.87859	$12.11994	0
01/01/2017 to 12/31/2017	$12.11994	$13.80892	0
01/01/2018 to 12/31/2018	$13.80892	$12.38586	0
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.55970	$9.05407	0
01/01/2010 to 12/31/2010	$9.05407	$10.82692	0
01/01/2011 to 12/31/2011	$10.82692	$8.44241	0
01/01/2012 to 12/31/2012	$8.44241	$9.73673	0
01/01/2013 to 12/31/2013	$9.73673	$9.54367	0
01/01/2014 to 12/31/2014	$9.54367	$8.89652	0
01/01/2015 to 12/31/2015	$8.89652	$7.24532	0
01/01/2016 to 12/31/2016	$7.24532	$7.96223	0
01/01/2017 to 12/31/2017	$7.96223	$9.84165	0
01/01/2018 to 12/31/2018	$9.84165	$8.27197	0

A 149

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.86866	$10.41144	25,350
01/01/2010 to 12/31/2010	$10.41144	$11.25882	36,967
01/01/2011 to 12/31/2011	$11.25882	$11.12122	38,673
01/01/2012 to 12/31/2012	$11.12122	$12.00437	37,300
01/01/2013 to 12/31/2013	$12.00437	$12.82173	35,427
01/01/2014 to 12/31/2014	$12.82173	$13.26380	33,660
01/01/2015 to 12/31/2015	$13.26380	$12.99049	28,848
01/01/2016 to 12/31/2016	$12.99049	$13.40721	19,309
01/01/2017 to 12/31/2017	$13.40721	$14.44138	13,015
01/01/2018 to 12/31/2018	$14.44138	$13.72078	12,597
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01809	$10.06089	0
01/01/2012 to 12/31/2012	$10.06089	$10.53869	0
01/01/2013 to 12/31/2013	$10.53869	$10.06837	0
01/01/2014 to 12/31/2014	$10.06837	$10.44364	0
01/01/2015 to 12/31/2015	$10.44364	$10.18642	0
01/01/2016 to 12/31/2016	$10.18642	$10.38211	0
01/01/2017 to 12/31/2017	$10.38211	$10.73017	0
01/01/2018 to 12/31/2018	$10.73017	$10.40742	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.59282	$8.12252	6,480
01/01/2010 to 12/31/2010	$8.12252	$9.45472	6,257
01/01/2011 to 12/31/2011	$9.45472	$8.67232	6,945
01/01/2012 to 12/31/2012	$8.67232	$9.57690	8,588
01/01/2013 to 12/31/2013	$9.57690	$10.96089	8,292
01/01/2014 to 12/31/2014	$10.96089	$11.70562	8,005
01/01/2015 to 12/31/2015	$11.70562	$11.37781	9,602
01/01/2016 to 12/31/2016	$11.37781	$12.25119	6,805
01/01/2017 to 12/31/2017	$12.25119	$13.91107	5,296
01/01/2018 to 12/31/2018	$13.91107	$12.56986	5,087
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.82050	$8.12604	0
01/01/2010 to 12/31/2010	$8.12604	$9.14329	0
01/01/2011 to 12/31/2011	$9.14329	$9.25157	0
01/01/2012 to 12/31/2012	$9.25157	$10.74903	0
01/01/2013 to 12/31/2013	$10.74903	$13.92157	0
01/01/2014 to 12/31/2014	$13.92157	$15.95887	0
01/01/2015 to 12/31/2015	$15.95887	$16.08820	0
01/01/2016 to 12/31/2016	$16.08820	$18.07098	0
01/01/2017 to 12/31/2017	$18.07098	$21.60711	0
01/01/2018 to 12/31/2018	$21.60711	$19.39282	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99817	$8.86648	0
01/01/2012 to 12/31/2012	$8.86648	$9.81199	0
01/01/2013 to 12/31/2013	$9.81199	$11.74541	0
01/01/2014 to 12/31/2014	$11.74541	$12.23364	0
01/01/2015 to 12/31/2015	$12.23364	$11.98233	0
01/01/2016 to 12/31/2016	$11.98233	$12.46009	0
01/01/2017 to 12/31/2017	$12.46009	$14.40340	0
01/01/2018 to 12/31/2018	$14.40340	$13.16521	0

A 150

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.31895	$8.83205	796
01/01/2010 to 12/31/2010	$8.83205	$9.66727	796
01/01/2011 to 12/31/2011	$9.66727	$9.28309	795
01/01/2012 to 12/31/2012	$9.28309	$10.01191	795
01/01/2013 to 12/31/2013	$10.01191	$11.00969	795
01/01/2014 to 12/31/2014	$11.00969	$11.32086	795
01/01/2015 to 12/31/2015	$11.32086	$11.05331	794
01/01/2016 to 12/31/2016	$11.05331	$11.33107	794
01/01/2017 to 12/31/2017	$11.33107	$12.88134	794
01/01/2018 to 12/31/2018	$12.88134	$11.60087	794
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.16200	$9.29215	0
01/01/2010 to 12/31/2010	$9.29215	$12.04549	0
01/01/2011 to 12/31/2011	$12.04549	$10.23600	0
01/01/2012 to 12/31/2012	$10.23600	$12.01985	0
01/01/2013 to 12/31/2013	$12.01985	$16.55303	0
01/01/2014 to 12/31/2014	$16.55303	$16.98854	0
01/01/2015 to 12/31/2015	$16.98854	$16.83642	0
01/01/2016 to 12/31/2016	$16.83642	$17.73452	0
01/01/2017 to 12/31/2017	$17.73452	$22.14839	0
01/01/2018 to 12/31/2018	$22.14839	$19.30962	0
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.57832	$8.61513	0
01/01/2010 to 12/31/2010	$8.61513	$11.49409	0
01/01/2011 to 12/31/2011	$11.49409	$11.13148	0
01/01/2012 to 12/31/2012	$11.13148	$12.21161	0
01/01/2013 to 12/31/2013	$12.21161	$16.14369	0
01/01/2014 to 12/31/2014	$16.14369	$16.39138	0
01/01/2015 to 12/31/2015	$16.39138	$16.15661	0
01/01/2016 to 12/31/2016	$16.15661	$17.71016	0
01/01/2017 to 12/31/2017	$17.71016	$21.46414	0
01/01/2018 to 12/31/2018	$21.46414	$19.22515	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.89338	$9.80392	0
01/01/2010 to 12/31/2010	$9.80392	$12.08066	0
01/01/2011 to 12/31/2011	$12.08066	$11.10904	0
01/01/2012 to 12/31/2012	$11.10904	$12.83722	0
01/01/2013 to 12/31/2013	$12.83722	$17.25050	0
01/01/2014 to 12/31/2014	$17.25050	$17.75965	0
01/01/2015 to 12/31/2015	$17.75965	$16.62018	0
01/01/2016 to 12/31/2016	$16.62018	$21.00249	0
01/01/2017 to 12/31/2017	$21.00249	$22.05076	0
01/01/2018 to 12/31/2018	$22.05076	$17.88078	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.53907	$10.36705	27,345
01/01/2010 to 12/31/2010	$10.36705	$11.30851	37,564
01/01/2011 to 12/31/2011	$11.30851	$11.27944	37,419
01/01/2012 to 12/31/2012	$11.27944	$12.51966	35,263
01/01/2013 to 12/31/2013	$12.51966	$14.30533	33,258
01/01/2014 to 12/31/2014	$14.30533	$14.81310	31,349
01/01/2015 to 12/31/2015	$14.81310	$14.49314	30,623
01/01/2016 to 12/31/2016	$14.49314	$15.24435	28,374
01/01/2017 to 12/31/2017	$15.24435	$17.20697	26,587
01/01/2018 to 12/31/2018	$17.20697	$15.92989	17,390

A 151

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.41495	$9.62234	0
01/01/2010 to 12/31/2010	$9.62234	$10.89854	0
01/01/2011 to 12/31/2011	$10.89854	$10.47838	0
01/01/2012 to 12/31/2012	$10.47838	$12.04928	0
01/01/2013 to 12/31/2013	$12.04928	$16.97245	0
01/01/2014 to 12/31/2014	$16.97245	$17.98424	0
01/01/2015 to 12/31/2015	$17.98424	$19.27402	0
01/01/2016 to 12/31/2016	$19.27402	$19.35951	0
01/01/2017 to 12/31/2017	$19.35951	$26.10838	0
01/01/2018 to 12/31/2018	$26.10838	$26.51780	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.70297	$8.90897	0
01/01/2010 to 12/31/2010	$8.90897	$9.79708	0
01/01/2011 to 12/31/2011	$9.79708	$9.53469	0
01/01/2012 to 12/31/2012	$9.53469	$10.57417	0
01/01/2013 to 12/31/2013	$10.57417	$13.92281	0
01/01/2014 to 12/31/2014	$13.92281	$13.82856	0
01/01/2015 to 12/31/2015	$13.82856	$12.70406	0
01/01/2016 to 12/31/2016	$12.70406	$13.18650	0
01/01/2017 to 12/31/2017	$13.18650	$15.03201	0
01/01/2018 to 12/31/2018	$15.03201	$13.27197	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.89797	$12.99675	0
01/01/2010 to 12/31/2010	$12.99675	$15.31064	0
01/01/2011 to 12/31/2011	$15.31064	$12.74029	0
01/01/2012 to 12/31/2012	$12.74029	$12.91003	0
01/01/2013 to 12/31/2013	$12.91003	$14.56784	0
01/01/2014 to 12/31/2014	$14.56784	$13.05591	0
01/01/2015 to 12/31/2015	$13.05591	$10.31008	0
01/01/2016 to 12/31/2016	$10.31008	$12.56588	0
01/01/2017 to 12/31/2017	$12.56588	$13.55679	0
01/01/2018 to 12/31/2018	$13.55679	$11.04905	0
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.00096	$10.96586	0
01/01/2010 to 12/31/2010	$10.96586	$11.34046	0
01/01/2011 to 12/31/2011	$11.34046	$11.54872	0
01/01/2012 to 12/31/2012	$11.54872	$11.88441	0
01/01/2013 to 12/31/2013	$11.88441	$11.18657	0
01/01/2014 to 12/31/2014	$11.18657	$11.00133	0
01/01/2015 to 12/31/2015	$11.00133	$10.26238	0
01/01/2016 to 12/31/2016	$10.26238	$10.47441	0
01/01/2017 to 12/31/2017	$10.47441	$10.45361	0
01/01/2018 to 12/31/2018	$10.45361	$10.42666	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.00032	$9.50836	0
01/01/2010 to 12/31/2010	$9.50836	$11.49463	0
01/01/2011 to 12/31/2011	$11.49463	$10.85406	0
01/01/2012 to 12/31/2012	$10.85406	$12.56906	0
01/01/2013 to 12/31/2013	$12.56906	$16.27725	0
01/01/2014 to 12/31/2014	$16.27725	$18.30203	0
01/01/2015 to 12/31/2015	$18.30203	$16.71631	0
01/01/2016 to 12/31/2016	$16.71631	$18.63749	0
01/01/2017 to 12/31/2017	$18.63749	$21.60625	0
01/01/2018 to 12/31/2018	$21.60625	$17.63639	0

A 152

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.83224	$8.58160	0
01/01/2010 to 12/31/2010	$8.58160	$9.62121	0
01/01/2011 to 12/31/2011	$9.62121	$9.08459	0
01/01/2012 to 12/31/2012	$9.08459	$9.86225	0
01/01/2013 to 12/31/2013	$9.86225	$11.62287	0
01/01/2014 to 12/31/2014	$11.62287	$11.99269	0
01/01/2015 to 12/31/2015	$11.99269	$11.65454	0
01/01/2016 to 12/31/2016	$11.65454	$12.14240	0
01/01/2017 to 12/31/2017	$12.14240	$13.49029	0
01/01/2018 to 12/31/2018	$13.49029	$12.53257	0
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.24479	$10.09286	0
01/01/2010 to 12/31/2010	$10.09286	$10.64051	0
01/01/2011 to 12/31/2011	$10.64051	$11.03361	0
01/01/2012 to 12/31/2012	$11.03361	$11.63787	0
01/01/2013 to 12/31/2013	$11.63787	$11.21185	0
01/01/2014 to 12/31/2014	$11.21185	$11.75439	0
01/01/2015 to 12/31/2015	$11.75439	$11.63783	0
01/01/2016 to 12/31/2016	$11.63783	$11.96851	0
01/01/2017 to 12/31/2017	$11.96851	$12.44419	0
01/01/2018 to 12/31/2018	$12.44419	$11.89335	0
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.64224	$9.08601	0
01/01/2010 to 12/31/2010	$9.08601	$10.42895	0
01/01/2011 to 12/31/2011	$10.42895	$10.90842	0
01/01/2012 to 12/31/2012	$10.90842	$11.82635	0
01/01/2013 to 12/31/2013	$11.82635	$14.85707	0
01/01/2014 to 12/31/2014	$14.85707	$16.01623	0
01/01/2015 to 12/31/2015	$16.01623	$16.31591	0
01/01/2016 to 12/31/2016	$16.31591	$16.52321	0
01/01/2017 to 12/31/2017	$16.52321	$18.59363	0
01/01/2018 to 12/31/2018	$18.59363	$15.49055	0
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.01551	$8.97465	0
01/01/2010 to 12/31/2010	$8.97465	$10.65472	0
01/01/2011 to 12/31/2011	$10.65472	$10.99375	0
01/01/2012 to 12/31/2012	$10.99375	$13.12731	0
01/01/2013 to 12/31/2013	$13.12731	$17.95726	0
01/01/2014 to 12/31/2014	$17.95726	$19.75046	0
01/01/2015 to 12/31/2015	$19.75046	$20.22166	0
01/01/2016 to 12/31/2016	$20.22166	$20.60562	0
01/01/2017 to 12/31/2017	$20.60562	$23.85523	0
01/01/2018 to 12/31/2018	$23.85523	$23.47093	0
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.25170	$5.90700	0
01/01/2010 to 12/31/2010	$5.90700	$6.40853	0
01/01/2011 to 12/31/2011	$6.40853	$5.40074	0
01/01/2012 to 12/31/2012	$5.40074	$6.58774	0
01/01/2013 to 12/31/2013	$6.58774	$8.50951	0
01/01/2014 to 12/31/2014	$8.50951	$9.39731	0
01/01/2015 to 12/31/2015	$9.39731	$9.05315	0
01/01/2016 to 12/31/2016	$9.05315	$10.21088	0
01/01/2017 to 12/31/2017	$10.21088	$11.80345	0
01/01/2018 to 12/31/2018	$11.80345	$10.33843	0

A 153

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.30434	$9.70984	0
01/01/2010 to 12/31/2010	$9.70984	$9.76625	0
01/01/2011 to 12/31/2011	$9.76625	$10.51768	0
01/01/2012 to 12/31/2012	$10.51768	$12.07599	0
01/01/2013 to 12/31/2013	$12.07599	$16.50590	0
01/01/2014 to 12/31/2014	$16.50590	$19.96848	0
01/01/2015 to 12/31/2015	$19.96848	$20.50997	0
01/01/2016 to 12/31/2016	$20.50997	$19.24673	0
01/01/2017 to 12/31/2017	$19.24673	$22.76202	0
01/01/2018 to 12/31/2018	$22.76202	$23.24562	0
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.07345	$7.37123	0
01/01/2010 to 12/31/2010	$7.37123	$8.92120	0
01/01/2011 to 12/31/2011	$8.92120	$8.56951	0
01/01/2012 to 12/31/2012	$8.56951	$9.70472	0
01/01/2013 to 12/31/2013	$9.70472	$13.11591	0
01/01/2014 to 12/31/2014	$13.11591	$13.54273	0
01/01/2015 to 12/31/2015	$13.54273	$12.79165	0
01/01/2016 to 12/31/2016	$12.79165	$14.70613	0
01/01/2017 to 12/31/2017	$14.70613	$17.60519	0
01/01/2018 to 12/31/2018	$17.60519	$15.01783	0
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.69076	$8.48914	0
01/01/2010 to 12/31/2010	$8.48914	$9.39705	0
01/01/2011 to 12/31/2011	$9.39705	$9.47832	0
01/01/2012 to 12/31/2012	$9.47832	$10.44818	0
01/01/2013 to 12/31/2013	$10.44818	$13.35180	0
01/01/2014 to 12/31/2014	$13.35180	$14.74615	0
01/01/2015 to 12/31/2015	$14.74615	$14.96345	0
01/01/2016 to 12/31/2016	$14.96345	$15.36891	0
01/01/2017 to 12/31/2017	$15.36891	$18.83344	0
01/01/2018 to 12/31/2018	$18.83344	$18.07410	0
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.24766	$7.29948	0
01/01/2010 to 12/31/2010	$7.29948	$8.05941	0
01/01/2011 to 12/31/2011	$8.05941	$7.78165	0
01/01/2012 to 12/31/2012	$7.78165	$8.78364	0
01/01/2013 to 12/31/2013	$8.78364	$11.15841	0
01/01/2014 to 12/31/2014	$11.15841	$12.05592	0
01/01/2015 to 12/31/2015	$12.05592	$11.23229	0
01/01/2016 to 12/31/2016	$11.23229	$12.68099	0
01/01/2017 to 12/31/2017	$12.68099	$14.06903	0
01/01/2018 to 12/31/2018	$14.06903	$12.29559	0
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.17594	$8.35444	0
01/01/2010 to 12/31/2010	$8.35444	$10.49265	0
01/01/2011 to 12/31/2011	$10.49265	$9.96515	0
01/01/2012 to 12/31/2012	$9.96515	$11.24447	0
01/01/2013 to 12/31/2013	$11.24447	$14.35405	0
01/01/2014 to 12/31/2014	$14.35405	$14.86518	0
01/01/2015 to 12/31/2015	$14.86518	$14.57928	0
01/01/2016 to 12/31/2016	$14.57928	$16.09526	0
01/01/2017 to 12/31/2017	$16.09526	$18.62396	0
01/01/2018 to 12/31/2018	$18.62396	$16.03029	0

A 154

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.43929	$8.24187	0
01/01/2010 to 12/31/2010	$8.24187	$9.70911	0
01/01/2011 to 12/31/2011	$9.70911	$9.12308	0
01/01/2012 to 12/31/2012	$9.12308	$10.39978	0
01/01/2013 to 12/31/2013	$10.39978	$13.44206	0
01/01/2014 to 12/31/2014	$13.44206	$14.48517	0
01/01/2015 to 12/31/2015	$14.48517	$13.00124	0
01/01/2016 to 12/31/2016	$13.00124	$15.81107	0
01/01/2017 to 12/31/2017	$15.81107	$17.10461	0
01/01/2018 to 12/31/2018	$17.10461	$14.50320	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.49689	$6.87569	0
01/01/2010 to 12/31/2010	$6.87569	$8.38477	0
01/01/2011 to 12/31/2011	$8.38477	$8.59019	0
01/01/2012 to 12/31/2012	$8.59019	$9.84334	0
01/01/2013 to 12/31/2013	$9.84334	$9.63552	0
01/01/2014 to 12/31/2014	$9.63552	$11.78102	0
01/01/2015 to 12/31/2015	$11.78102	$11.55914	0
01/01/2016 to 12/31/2016	$11.55914	$11.95270	0
01/01/2017 to 12/31/2017	$11.95270	$12.63150	0
01/01/2018 to 12/31/2018	$12.63150	$11.64831	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.78354	$8.37044	0
01/01/2010 to 12/31/2010	$8.37044	$10.29229	0
01/01/2011 to 12/31/2011	$10.29229	$10.19515	0
01/01/2012 to 12/31/2012	$10.19515	$11.21492	0
01/01/2013 to 12/31/2013	$11.21492	$15.40227	0
01/01/2014 to 12/31/2014	$15.40227	$15.39057	0
01/01/2015 to 12/31/2015	$15.39057	$15.22832	0
01/01/2016 to 12/31/2016	$15.22832	$17.90778	0
01/01/2017 to 12/31/2017	$17.90778	$19.78613	0
01/01/2018 to 12/31/2018	$19.78613	$18.23610	0
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.15156	$8.42108	0
01/01/2010 to 12/31/2010	$8.42108	$10.05617	0
01/01/2011 to 12/31/2011	$10.05617	$9.43173	0
01/01/2012 to 12/31/2012	$9.43173	$10.71406	0
01/01/2013 to 12/31/2013	$10.71406	$14.42611	0
01/01/2014 to 12/31/2014	$14.42611	$14.92894	0
01/01/2015 to 12/31/2015	$14.92894	$13.39167	0
01/01/2016 to 12/31/2016	$13.39167	$16.86677	0
01/01/2017 to 12/31/2017	$16.86677	$18.09863	0
01/01/2018 to 12/31/2018	$18.09863	$15.18210	0
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.24083	$7.59983	0
01/01/2010 to 12/31/2010	$7.59983	$8.59861	0
01/01/2011 to 12/31/2011	$8.59861	$8.56679	0
01/01/2012 to 12/31/2012	$8.56679	$9.76181	0
01/01/2013 to 12/31/2013	$9.76181	$10.69926	0
01/01/2014 to 12/31/2014	$10.69926	$10.52305	0
01/01/2015 to 12/31/2015	$10.52305	$10.44809	0
01/01/2016 to 12/31/2016	$10.44809	$12.43194	0
01/01/2017 to 12/31/2017	$12.43194	$11.90099	0
01/01/2018 to 12/31/2018	$11.90099	$9.87978	0

A 155

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.18768	$7.78417	0
01/01/2010 to 12/31/2010	$7.78417	$8.06597	0
01/01/2011 to 12/31/2011	$8.06597	$9.27014	0
01/01/2012 to 12/31/2012	$9.27014	$9.07852	0
01/01/2013 to 12/31/2013	$9.07852	$10.06075	0
01/01/2014 to 12/31/2014	$10.06075	$12.38637	0
01/01/2015 to 12/31/2015	$12.38637	$11.33814	0
01/01/2016 to 12/31/2016	$11.33814	$12.76114	0
01/01/2017 to 12/31/2017	$12.76114	$13.80902	0
01/01/2018 to 12/31/2018	$13.80902	$13.89289	0
*Denotes the start date of these sub-accounts

A 156

PREMIER L SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 and Highest Anniversary Value Death Benefit OR HD GRO 60 bps and
HAV (2.35%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.76927	$9.43986	1,092,501
01/01/2010 to 12/31/2010	$9.43986	$10.32669	1,051,041
01/01/2011 to 12/31/2011	$10.32669	$9.82155	945,698
01/01/2012 to 12/31/2012	$9.82155	$10.80162	896,044
01/01/2013 to 12/31/2013	$10.80162	$11.60621	845,271
01/01/2014 to 12/31/2014	$11.60621	$11.77279	773,398
01/01/2015 to 12/31/2015	$11.77279	$11.13221	697,276
01/01/2016 to 12/31/2016	$11.13221	$11.56641	643,016
01/01/2017 to 12/31/2017	$11.56641	$12.72382	604,821
01/01/2018 to 12/31/2018	$12.72382	$11.41877	519,117
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.78052	$9.59354	182,993
01/01/2010 to 12/31/2010	$9.59354	$10.65815	175,137
01/01/2011 to 12/31/2011	$10.65815	$10.42545	170,551
01/01/2012 to 12/31/2012	$10.42545	$11.57599	172,741
01/01/2013 to 12/31/2013	$11.57599	$13.18283	118,600
01/01/2014 to 12/31/2014	$13.18283	$13.66683	111,264
01/01/2015 to 12/31/2015	$13.66683	$13.46036	91,236
01/01/2016 to 12/31/2016	$13.46036	$14.08661	89,799
01/01/2017 to 12/31/2017	$14.08661	$16.09375	85,775
01/01/2018 to 12/31/2018	$16.09375	$14.79670	70,350
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99809	$11.58510	0
01/01/2014 to 12/31/2014	$11.58510	$12.80983	0
01/01/2015 to 12/31/2015	$12.80983	$12.73184	0
01/01/2016 to 12/31/2016	$12.73184	$13.77164	0
01/01/2017 to 12/31/2017	$13.77164	$16.43498	0
01/01/2018 to 12/31/2018	$16.43498	$14.74951	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.03637	$9.68123	879,033
01/01/2010 to 12/31/2010	$9.68123	$10.62384	855,716
01/01/2011 to 12/31/2011	$10.62384	$10.25414	816,027
01/01/2012 to 12/31/2012	$10.25414	$11.26816	757,086
01/01/2013 to 12/31/2013	$11.26816	$12.95246	722,522
01/01/2014 to 12/31/2014	$12.95246	$13.48039	665,845
01/01/2015 to 12/31/2015	$13.48039	$13.23357	598,926
01/01/2016 to 12/31/2016	$13.23357	$13.74472	477,299
01/01/2017 to 12/31/2017	$13.74472	$15.43187	410,985
01/01/2018 to 12/31/2018	$15.43187	$14.33167	381,687
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99745	$9.12583	216,365
01/01/2012 to 12/31/2012	$9.12583	$9.97661	200,960
01/01/2013 to 12/31/2013	$9.97661	$10.80546	187,766
01/01/2014 to 12/31/2014	$10.80546	$11.07411	161,022
01/01/2015 to 12/31/2015	$11.07411	$10.49517	153,596
01/01/2016 to 12/31/2016	$10.49517	$10.96853	114,307
01/01/2017 to 12/31/2017	$10.96853	$12.06902	99,525
01/01/2018 to 12/31/2018	$12.06902	$11.16799	87,382

A 157

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.45803	$11.26320	0
01/01/2010 to 12/31/2010	$11.26320	$11.43373	0
01/01/2011 to 12/31/2011	$11.43373	$11.42279	0
01/01/2012 to 12/31/2012	$11.42279	$11.68410	0
01/01/2013 to 12/31/2013	$11.68410	$11.16763	0
01/01/2014 to 12/31/2014	$11.16763	$10.90064	0
01/01/2015 to 12/31/2015	$10.90064	$10.70185	0
01/01/2016 to 12/31/2016	$10.70185	$10.62784	0
01/01/2017 to 12/31/2017	$10.62784	$10.56123	0
01/01/2018 to 12/31/2018	$10.56123	$10.39441	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.36496	$11.80051	0
01/01/2010 to 12/31/2010	$11.80051	$12.41950	0
01/01/2011 to 12/31/2011	$12.41950	$12.52048	0
01/01/2012 to 12/31/2012	$12.52048	$13.37279	0
01/01/2013 to 12/31/2013	$13.37279	$12.82563	0
01/01/2014 to 12/31/2014	$12.82563	$13.06139	0
01/01/2015 to 12/31/2015	$13.06139	$12.49241	0
01/01/2016 to 12/31/2016	$12.49241	$12.72222	0
01/01/2017 to 12/31/2017	$12.72222	$12.97300	0
01/01/2018 to 12/31/2018	$12.97300	$12.58984	0
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$11.97817	$10.99506	0
01/01/2010 to 12/31/2010	$10.99506	$11.94428	0
01/01/2011 to 12/31/2011	$11.94428	$13.25529	0
01/01/2012 to 12/31/2012	$13.25529	$13.69068	0
01/01/2013 to 12/31/2013	$13.69068	$12.95592	0
01/01/2014 to 12/31/2014	$12.95592	$12.99545	0
01/01/2015 to 12/31/2015	$12.99545	$12.79993	0
01/01/2016 to 12/31/2016	$12.79993	$12.70782	0
01/01/2017 to 12/31/2017	$12.70782	$12.50509	0
01/01/2018 to 12/31/2018	$12.50509	$12.30884	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.04667	$10.86376	0
01/01/2010 to 12/31/2010	$10.86376	$11.82023	0
01/01/2011 to 12/31/2011	$11.82023	$13.39413	0
01/01/2012 to 12/31/2012	$13.39413	$13.85289	0
01/01/2013 to 12/31/2013	$13.85289	$12.88083	0
01/01/2014 to 12/31/2014	$12.88083	$13.12176	0
01/01/2015 to 12/31/2015	$13.12176	$12.95782	0
01/01/2016 to 12/31/2016	$12.95782	$12.84407	0
01/01/2017 to 12/31/2017	$12.84407	$12.64515	0
01/01/2018 to 12/31/2018	$12.64515	$12.42322	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99873	$8.74446	0
01/01/2010 to 12/31/2010	$8.74446	$9.55565	0
01/01/2011 to 12/31/2011	$9.55565	$11.08034	0
01/01/2012 to 12/31/2012	$11.08034	$11.50966	0
01/01/2013 to 12/31/2013	$11.50966	$10.51262	0
01/01/2014 to 12/31/2014	$10.51262	$10.90380	0
01/01/2015 to 12/31/2015	$10.90380	$10.81615	0
01/01/2016 to 12/31/2016	$10.81615	$10.77501	0
01/01/2017 to 12/31/2017	$10.77501	$10.62143	0
01/01/2018 to 12/31/2018	$10.62143	$10.40670	0

A 158

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99745	$10.95270	0
01/01/2011 to 12/31/2011	$10.95270	$12.87421	0
01/01/2012 to 12/31/2012	$12.87421	$13.43279	0
01/01/2013 to 12/31/2013	$13.43279	$12.20553	0
01/01/2014 to 12/31/2014	$12.20553	$12.84121	0
01/01/2015 to 12/31/2015	$12.84121	$12.77011	0
01/01/2016 to 12/31/2016	$12.77011	$12.73121	0
01/01/2017 to 12/31/2017	$12.73121	$12.63618	0
01/01/2018 to 12/31/2018	$12.63618	$12.35276	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99809	$11.96009	0
01/01/2012 to 12/31/2012	$11.96009	$12.36832	0
01/01/2013 to 12/31/2013	$12.36832	$10.90661	0
01/01/2014 to 12/31/2014	$10.90661	$11.76109	0
01/01/2015 to 12/31/2015	$11.76109	$11.73190	0
01/01/2016 to 12/31/2016	$11.73190	$11.67243	0
01/01/2017 to 12/31/2017	$11.67243	$11.58403	0
01/01/2018 to 12/31/2018	$11.58403	$11.29996	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99746	$10.34627	0
01/01/2013 to 12/31/2013	$10.34627	$9.07766	0
01/01/2014 to 12/31/2014	$9.07766	$9.98847	0
01/01/2015 to 12/31/2015	$9.98847	$10.02347	0
01/01/2016 to 12/31/2016	$10.02347	$9.98088	0
01/01/2017 to 12/31/2017	$9.98088	$9.91768	0
01/01/2018 to 12/31/2018	$9.91768	$9.66318	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99873	$8.70520	0
01/01/2014 to 12/31/2014	$8.70520	$9.74626	0
01/01/2015 to 12/31/2015	$9.74626	$9.79288	0
01/01/2016 to 12/31/2016	$9.79288	$9.75095	0
01/01/2017 to 12/31/2017	$9.75095	$9.68796	0
01/01/2018 to 12/31/2018	$9.68796	$9.40339	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99873	$11.24581	0
01/01/2015 to 12/31/2015	$11.24581	$11.20715	0
01/01/2016 to 12/31/2016	$11.20715	$11.22099	0
01/01/2017 to 12/31/2017	$11.22099	$11.16462	0
01/01/2018 to 12/31/2018	$11.16462	$10.82672	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99873	$9.88754	0
01/01/2016 to 12/31/2016	$9.88754	$9.86158	0
01/01/2017 to 12/31/2017	$9.86158	$9.86905	0
01/01/2018 to 12/31/2018	$9.86905	$9.54088	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99746	$9.82967	0
01/01/2017 to 12/31/2017	$9.82967	$9.86246	0
01/01/2018 to 12/31/2018	$9.86246	$9.51354	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99745	$9.98593	0
01/01/2018 to 12/31/2018	$9.98593	$9.55484	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99745	$9.61279	0

A 159

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.56990	$9.26952	609,431
01/01/2010 to 12/31/2010	$9.26952	$10.26814	616,299
01/01/2011 to 12/31/2011	$10.26814	$9.78927	582,751
01/01/2012 to 12/31/2012	$9.78927	$10.87660	588,091
01/01/2013 to 12/31/2013	$10.87660	$13.03710	609,527
01/01/2014 to 12/31/2014	$13.03710	$13.62879	583,819
01/01/2015 to 12/31/2015	$13.62879	$13.38682	517,818
01/01/2016 to 12/31/2016	$13.38682	$13.97427	495,362
01/01/2017 to 12/31/2017	$13.97427	$16.09701	464,681
01/01/2018 to 12/31/2018	$16.09701	$14.74751	354,042
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99809	$11.59758	0
01/01/2014 to 12/31/2014	$11.59758	$12.87345	0
01/01/2015 to 12/31/2015	$12.87345	$12.12859	0
01/01/2016 to 12/31/2016	$12.12859	$13.61584	0
01/01/2017 to 12/31/2017	$13.61584	$15.75254	0
01/01/2018 to 12/31/2018	$15.75254	$14.65545	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.92476	$10.21482	0
01/01/2010 to 12/31/2010	$10.21482	$12.84404	0
01/01/2011 to 12/31/2011	$12.84404	$13.37666	0
01/01/2012 to 12/31/2012	$13.37666	$15.07483	0
01/01/2013 to 12/31/2013	$15.07483	$15.19011	0
01/01/2014 to 12/31/2014	$15.19011	$19.42952	0
01/01/2015 to 12/31/2015	$19.42952	$19.90293	0
01/01/2016 to 12/31/2016	$19.90293	$20.38351	0
01/01/2017 to 12/31/2017	$20.38351	$21.16069	0
01/01/2018 to 12/31/2018	$21.16069	$19.68920	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.14500	$8.64605	76,589
01/01/2010 to 12/31/2010	$8.64605	$9.66094	69,707
01/01/2011 to 12/31/2011	$9.66094	$9.29742	57,873
01/01/2012 to 12/31/2012	$9.29742	$10.04957	64,350
01/01/2013 to 12/31/2013	$10.04957	$11.26814	67,237
01/01/2014 to 12/31/2014	$11.26814	$11.35634	67,368
01/01/2015 to 12/31/2015	$11.35634	$11.20544	58,592
01/01/2016 to 12/31/2016	$11.20544	$11.41444	63,752
01/01/2017 to 12/31/2017	$11.41444	$12.99017	54,909
01/01/2018 to 12/31/2018	$12.99017	$11.70739	42,682
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.09515	$8.04541	0
01/01/2010 to 12/31/2010	$8.04541	$9.44866	0
01/01/2011 to 12/31/2011	$9.44866	$8.76681	0
01/01/2012 to 12/31/2012	$8.76681	$10.86107	0
01/01/2013 to 12/31/2013	$10.86107	$11.07301	0
01/01/2014 to 12/31/2014	$11.07301	$12.32515	0
01/01/2015 to 12/31/2015	$12.32515	$12.03126	0
01/01/2016 to 12/31/2016	$12.03126	$11.86093	0
01/01/2017 to 12/31/2017	$11.86093	$12.85092	0
01/01/2018 to 12/31/2018	$12.85092	$11.96295	0

A 160

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.96213	$8.10749	0
01/01/2010 to 12/31/2010	$8.10749	$8.94216	0
01/01/2011 to 12/31/2011	$8.94216	$8.25493	0
01/01/2012 to 12/31/2012	$8.25493	$9.65125	0
01/01/2013 to 12/31/2013	$9.65125	$12.59265	0
01/01/2014 to 12/31/2014	$12.59265	$13.91929	0
01/01/2015 to 12/31/2015	$13.91929	$12.97118	0
01/01/2016 to 12/31/2016	$12.97118	$14.13679	0
01/01/2017 to 12/31/2017	$14.13679	$15.15938	0
01/01/2018 to 12/31/2018	$15.15938	$13.54648	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.36813	$11.30917	0
01/01/2010 to 12/31/2010	$11.30917	$13.24024	0
01/01/2011 to 12/31/2011	$13.24024	$12.55147	0
01/01/2012 to 12/31/2012	$12.55147	$14.66808	0
01/01/2013 to 12/31/2013	$14.66808	$18.94493	0
01/01/2014 to 12/31/2014	$18.94493	$20.64370	0
01/01/2015 to 12/31/2015	$20.64370	$19.02289	0
01/01/2016 to 12/31/2016	$19.02289	$18.89277	0
01/01/2017 to 12/31/2017	$18.89277	$23.46127	0
01/01/2018 to 12/31/2018	$23.46127	$21.92272	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.58219	$9.14036	0
01/01/2010 to 12/31/2010	$9.14036	$9.96633	0
01/01/2011 to 12/31/2011	$9.96633	$9.68853	0
01/01/2012 to 12/31/2012	$9.68853	$10.42454	0
01/01/2013 to 12/31/2013	$10.42454	$11.18541	0
01/01/2014 to 12/31/2014	$11.18541	$11.37022	5,379
01/01/2015 to 12/31/2015	$11.37022	$11.00810	5,007
01/01/2016 to 12/31/2016	$11.00810	$11.32121	4,631
01/01/2017 to 12/31/2017	$11.32121	$12.42074	5,806
01/01/2018 to 12/31/2018	$12.42074	$11.27757	5,343
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.61665	$9.43976	0
01/01/2010 to 12/31/2010	$9.43976	$11.69193	0
01/01/2011 to 12/31/2011	$11.69193	$11.57271	0
01/01/2012 to 12/31/2012	$11.57271	$13.08049	0
01/01/2013 to 12/31/2013	$13.08049	$17.74064	0
01/01/2014 to 12/31/2014	$17.74064	$18.58087	0
01/01/2015 to 12/31/2015	$18.58087	$17.15671	0
01/01/2016 to 12/31/2016	$17.15671	$20.83931	0
01/01/2017 to 12/31/2017	$20.83931	$22.84387	0
01/01/2018 to 12/31/2018	$22.84387	$19.17753	0
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.43309	$10.21844	0
01/01/2010 to 12/31/2010	$10.21844	$9.98629	0
01/01/2011 to 12/31/2011	$9.98629	$9.75943	0
01/01/2012 to 12/31/2012	$9.75943	$9.53559	0
01/01/2013 to 12/31/2013	$9.53559	$9.31663	0
01/01/2014 to 12/31/2014	$9.31663	$9.10274	0
01/01/2015 to 12/31/2015	$9.10274	$8.89362	0
01/01/2016 to 12/31/2016	$8.89362	$8.69004	0
01/01/2017 to 12/31/2017	$8.69004	$8.51986	0
01/01/2018 to 12/31/2018	$8.51986	$8.43130	0

A 161

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.69933	$10.19721	0
01/01/2010 to 12/31/2010	$10.19721	$11.30809	0
01/01/2011 to 12/31/2011	$11.30809	$11.39954	0
01/01/2012 to 12/31/2012	$11.39954	$12.68259	0
01/01/2013 to 12/31/2013	$12.68259	$13.28118	0
01/01/2014 to 12/31/2014	$13.28118	$13.30812	0
01/01/2015 to 12/31/2015	$13.30812	$12.53922	0
01/01/2016 to 12/31/2016	$12.53922	$14.13826	0
01/01/2017 to 12/31/2017	$14.13826	$14.84664	0
01/01/2018 to 12/31/2018	$14.84664	$14.21585	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.58358	$7.68247	0
01/01/2010 to 12/31/2010	$7.68247	$8.49390	0
01/01/2011 to 12/31/2011	$8.49390	$7.95195	0
01/01/2012 to 12/31/2012	$7.95195	$9.08092	0
01/01/2013 to 12/31/2013	$9.08092	$12.40905	0
01/01/2014 to 12/31/2014	$12.40905	$13.79073	0
01/01/2015 to 12/31/2015	$13.79073	$12.41825	0
01/01/2016 to 12/31/2016	$12.41825	$14.54668	0
01/01/2017 to 12/31/2017	$14.54668	$16.94164	0
01/01/2018 to 12/31/2018	$16.94164	$14.20815	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.97163	$7.89352	0
01/01/2010 to 12/31/2010	$7.89352	$8.83058	0
01/01/2011 to 12/31/2011	$8.83058	$7.51292	0
01/01/2012 to 12/31/2012	$7.51292	$8.83520	0
01/01/2013 to 12/31/2013	$8.83520	$10.27745	0
01/01/2014 to 12/31/2014	$10.27745	$9.48665	0
01/01/2015 to 12/31/2015	$9.48665	$9.56059	0
01/01/2016 to 12/31/2016	$9.56059	$8.98862	0
01/01/2017 to 12/31/2017	$8.98862	$11.89437	0
01/01/2018 to 12/31/2018	$11.89437	$10.07063	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.81369	$8.68753	0
01/01/2010 to 12/31/2010	$8.68753	$9.42890	0
01/01/2011 to 12/31/2011	$9.42890	$8.05644	0
01/01/2012 to 12/31/2012	$8.05644	$9.18375	0
01/01/2013 to 12/31/2013	$9.18375	$10.71966	0
01/01/2014 to 12/31/2014	$10.71966	$9.77145	0
01/01/2015 to 12/31/2015	$9.77145	$9.62503	0
01/01/2016 to 12/31/2016	$9.62503	$9.45914	0
01/01/2017 to 12/31/2017	$9.45914	$11.35112	0
01/01/2018 to 12/31/2018	$11.35112	$9.29956	0
AST Investment Grade Bond Portfolio
05/01/2009* to 12/31/2009	$9.98123	$10.82907	0
01/01/2010 to 12/31/2010	$10.82907	$11.72425	0
01/01/2011 to 12/31/2011	$11.72425	$12.88118	0
01/01/2012 to 12/31/2012	$12.88118	$13.76813	0
01/01/2013 to 12/31/2013	$13.76813	$13.02394	0
01/01/2014 to 12/31/2014	$13.02394	$13.58124	0
01/01/2015 to 12/31/2015	$13.58124	$13.42506	0
01/01/2016 to 12/31/2016	$13.42506	$13.66902	0
01/01/2017 to 12/31/2017	$13.66902	$13.93188	0
01/01/2018 to 12/31/2018	$13.93188	$13.57390	0

A 162

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.10816	$8.79688	0
01/01/2010 to 12/31/2010	$8.79688	$9.78253	0
01/01/2011 to 12/31/2011	$9.78253	$9.50384	0
01/01/2012 to 12/31/2012	$9.50384	$10.54658	0
01/01/2013 to 12/31/2013	$10.54658	$11.98217	0
01/01/2014 to 12/31/2014	$11.98217	$12.45210	0
01/01/2015 to 12/31/2015	$12.45210	$12.03872	0
01/01/2016 to 12/31/2016	$12.03872	$12.37664	0
01/01/2017 to 12/31/2017	$12.37664	$14.14380	0
01/01/2018 to 12/31/2018	$14.14380	$12.79863	0
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.78368	$10.33368	0
01/01/2010 to 12/31/2010	$10.33368	$10.82050	0
01/01/2011 to 12/31/2011	$10.82050	$9.60488	0
01/01/2012 to 12/31/2012	$9.60488	$11.43995	0
01/01/2013 to 12/31/2013	$11.43995	$12.89430	0
01/01/2014 to 12/31/2014	$12.89430	$11.79623	0
01/01/2015 to 12/31/2015	$11.79623	$11.20321	0
01/01/2016 to 12/31/2016	$11.20321	$11.15796	0
01/01/2017 to 12/31/2017	$11.15796	$14.13314	0
01/01/2018 to 12/31/2018	$14.13314	$11.39475	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.19703	$10.96455	39,805
01/01/2010 to 12/31/2010	$10.96455	$11.49692	28,730
01/01/2011 to 12/31/2011	$11.49692	$11.25949	27,872
01/01/2012 to 12/31/2012	$11.25949	$12.17972	27,841
01/01/2013 to 12/31/2013	$12.17972	$13.21287	26,536
01/01/2014 to 12/31/2014	$13.21287	$13.61293	27,887
01/01/2015 to 12/31/2015	$13.61293	$13.27606	28,870
01/01/2016 to 12/31/2016	$13.27606	$13.46978	28,629
01/01/2017 to 12/31/2017	$13.46978	$14.75936	30,229
01/01/2018 to 12/31/2018	$14.75936	$13.67948	18,786
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08348	$10.28169	0
01/01/2010 to 12/31/2010	$10.28169	$11.18250	0
01/01/2011 to 12/31/2011	$11.18250	$10.99851	0
01/01/2012 to 12/31/2012	$10.99851	$12.37752	0
01/01/2013 to 12/31/2013	$12.37752	$16.50679	0
01/01/2014 to 12/31/2014	$16.50679	$17.66066	0
01/01/2015 to 12/31/2015	$17.66066	$19.09011	0
01/01/2016 to 12/31/2016	$19.09011	$18.37958	0
01/01/2017 to 12/31/2017	$18.37958	$24.39342	0
01/01/2018 to 12/31/2018	$24.39342	$23.44617	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.02395	$8.90497	0
01/01/2010 to 12/31/2010	$8.90497	$10.41910	0
01/01/2011 to 12/31/2011	$10.41910	$10.08715	0
01/01/2012 to 12/31/2012	$10.08715	$11.06404	0
01/01/2013 to 12/31/2013	$11.06404	$14.76780	0
01/01/2014 to 12/31/2014	$14.76780	$15.95672	0
01/01/2015 to 12/31/2015	$15.95672	$17.16059	0
01/01/2016 to 12/31/2016	$17.16059	$17.70247	0
01/01/2017 to 12/31/2017	$17.70247	$23.00339	0
01/01/2018 to 12/31/2018	$23.00339	$21.86826	0

A 163

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.72326	$11.20837	0
01/01/2010 to 12/31/2010	$11.20837	$12.27036	0
01/01/2011 to 12/31/2011	$12.27036	$11.61339	0
01/01/2012 to 12/31/2012	$11.61339	$13.96490	0
01/01/2013 to 12/31/2013	$13.96490	$17.41492	0
01/01/2014 to 12/31/2014	$17.41492	$17.63286	0
01/01/2015 to 12/31/2015	$17.63286	$16.97551	0
01/01/2016 to 12/31/2016	$16.97551	$17.76620	0
01/01/2017 to 12/31/2017	$17.76620	$21.49793	0
01/01/2018 to 12/31/2018	$21.49793	$18.99516	0
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.02380	$9.74490	0
01/01/2010 to 12/31/2010	$9.74490	$10.73856	0
01/01/2011 to 12/31/2011	$10.73856	$10.43001	0
01/01/2012 to 12/31/2012	$10.43001	$11.93110	0
01/01/2013 to 12/31/2013	$11.93110	$15.93617	0
01/01/2014 to 12/31/2014	$15.93617	$16.92637	0
01/01/2015 to 12/31/2015	$16.92637	$17.73331	0
01/01/2016 to 12/31/2016	$17.73331	$17.65828	0
01/01/2017 to 12/31/2017	$17.65828	$22.55248	0
01/01/2018 to 12/31/2018	$22.55248	$22.50549	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99810	$10.17185	0
01/01/2013 to 12/31/2013	$10.17185	$13.36759	0
01/01/2014 to 12/31/2014	$13.36759	$14.39519	0
01/01/2015 to 12/31/2015	$14.39519	$13.96287	0
01/01/2016 to 12/31/2016	$13.96287	$15.47743	0
01/01/2017 to 12/31/2017	$15.47743	$17.74534	0
01/01/2018 to 12/31/2018	$17.74534	$15.57589	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.66062	$9.15272	0
01/01/2010 to 12/31/2010	$9.15272	$11.03847	0
01/01/2011 to 12/31/2011	$11.03847	$10.51733	0
01/01/2012 to 12/31/2012	$10.51733	$12.03539	0
01/01/2013 to 12/31/2013	$12.03539	$16.69890	0
01/01/2014 to 12/31/2014	$16.69890	$18.64059	0
01/01/2015 to 12/31/2015	$18.64059	$17.18584	0
01/01/2016 to 12/31/2016	$17.18584	$19.85328	0
01/01/2017 to 12/31/2017	$19.85328	$22.07351	0
01/01/2018 to 12/31/2018	$22.07351	$18.01787	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99810	$10.27770	0
01/01/2013 to 12/31/2013	$10.27770	$11.94105	0
01/01/2014 to 12/31/2014	$11.94105	$12.26636	2,209
01/01/2015 to 12/31/2015	$12.26636	$11.83588	2,209
01/01/2016 to 12/31/2016	$11.83588	$12.06457	2,209
01/01/2017 to 12/31/2017	$12.06457	$13.73254	2,209
01/01/2018 to 12/31/2018	$13.73254	$12.30536	1,678

A 164

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.55714	$9.04108	0
01/01/2010 to 12/31/2010	$9.04108	$10.80079	0
01/01/2011 to 12/31/2011	$10.80079	$8.41374	0
01/01/2012 to 12/31/2012	$8.41374	$9.69414	0
01/01/2013 to 12/31/2013	$9.69414	$9.49268	0
01/01/2014 to 12/31/2014	$9.49268	$8.84038	0
01/01/2015 to 12/31/2015	$8.84038	$7.19247	0
01/01/2016 to 12/31/2016	$7.19247	$7.89648	0
01/01/2017 to 12/31/2017	$7.89648	$9.75083	0
01/01/2018 to 12/31/2018	$9.75083	$8.18757	0
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.84173	$10.36969	300,422
01/01/2010 to 12/31/2010	$10.36969	$11.20278	338,401
01/01/2011 to 12/31/2011	$11.20278	$11.05498	324,919
01/01/2012 to 12/31/2012	$11.05498	$11.92123	290,854
01/01/2013 to 12/31/2013	$11.92123	$12.72044	278,970
01/01/2014 to 12/31/2014	$12.72044	$13.14612	214,087
01/01/2015 to 12/31/2015	$13.14612	$12.86271	208,588
01/01/2016 to 12/31/2016	$12.86271	$13.26247	192,222
01/01/2017 to 12/31/2017	$13.26247	$14.27144	182,057
01/01/2018 to 12/31/2018	$14.27144	$13.54601	120,888
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01801	$10.05918	0
01/01/2012 to 12/31/2012	$10.05918	$10.52644	0
01/01/2013 to 12/31/2013	$10.52644	$10.04686	0
01/01/2014 to 12/31/2014	$10.04686	$10.41113	0
01/01/2015 to 12/31/2015	$10.41113	$10.14477	0
01/01/2016 to 12/31/2016	$10.14477	$10.32962	0
01/01/2017 to 12/31/2017	$10.32962	$10.66542	0
01/01/2018 to 12/31/2018	$10.66542	$10.33440	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.57477	$8.09236	111,642
01/01/2010 to 12/31/2010	$8.09236	$9.41046	116,941
01/01/2011 to 12/31/2011	$9.41046	$8.62330	110,494
01/01/2012 to 12/31/2012	$8.62330	$9.51355	108,761
01/01/2013 to 12/31/2013	$9.51355	$10.87774	118,672
01/01/2014 to 12/31/2014	$10.87774	$11.60554	125,238
01/01/2015 to 12/31/2015	$11.60554	$11.26949	124,574
01/01/2016 to 12/31/2016	$11.26949	$12.12274	117,922
01/01/2017 to 12/31/2017	$12.12274	$13.75177	142,557
01/01/2018 to 12/31/2018	$13.75177	$12.41375	110,062
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99809	$11.62451	0
01/01/2014 to 12/31/2014	$11.62451	$13.08872	0
01/01/2015 to 12/31/2015	$13.08872	$12.98552	0
01/01/2016 to 12/31/2016	$12.98552	$14.06544	0
01/01/2017 to 12/31/2017	$14.06544	$16.68608	0
01/01/2018 to 12/31/2018	$16.68608	$15.13510	0

A 165

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.79519	$8.08794	0
01/01/2010 to 12/31/2010	$8.08794	$9.09147	0
01/01/2011 to 12/31/2011	$9.09147	$9.19011	0
01/01/2012 to 12/31/2012	$9.19011	$10.66725	0
01/01/2013 to 12/31/2013	$10.66725	$13.80222	0
01/01/2014 to 12/31/2014	$13.80222	$15.80658	0
01/01/2015 to 12/31/2015	$15.80658	$15.91914	0
01/01/2016 to 12/31/2016	$15.91914	$17.86365	0
01/01/2017 to 12/31/2017	$17.86365	$21.33842	0
01/01/2018 to 12/31/2018	$21.33842	$19.13276	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99809	$8.86065	0
01/01/2012 to 12/31/2012	$8.86065	$9.79586	0
01/01/2013 to 12/31/2013	$9.79586	$11.71463	0
01/01/2014 to 12/31/2014	$11.71463	$12.18966	0
01/01/2015 to 12/31/2015	$12.18966	$11.92765	0
01/01/2016 to 12/31/2016	$11.92765	$12.39126	0
01/01/2017 to 12/31/2017	$12.39126	$14.30991	0
01/01/2018 to 12/31/2018	$14.30991	$13.06699	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.31419	$8.81771	0
01/01/2010 to 12/31/2010	$8.81771	$9.64205	0
01/01/2011 to 12/31/2011	$9.64205	$9.24995	0
01/01/2012 to 12/31/2012	$9.24995	$9.96648	622
01/01/2013 to 12/31/2013	$9.96648	$10.94893	458
01/01/2014 to 12/31/2014	$10.94893	$11.24736	396
01/01/2015 to 12/31/2015	$11.24736	$10.97077	2,373
01/01/2016 to 12/31/2016	$10.97077	$11.23558	2,157
01/01/2017 to 12/31/2017	$11.23558	$12.76040	1,956
01/01/2018 to 12/31/2018	$12.76040	$11.48054	1,763
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.13539	$9.24860	0
01/01/2010 to 12/31/2010	$9.24860	$11.97731	0
01/01/2011 to 12/31/2011	$11.97731	$10.16820	0
01/01/2012 to 12/31/2012	$10.16820	$11.92855	0
01/01/2013 to 12/31/2013	$11.92855	$16.41123	0
01/01/2014 to 12/31/2014	$16.41123	$16.82656	0
01/01/2015 to 12/31/2015	$16.82656	$16.65965	0
01/01/2016 to 12/31/2016	$16.65965	$17.53120	0
01/01/2017 to 12/31/2017	$17.53120	$21.87310	0
01/01/2018 to 12/31/2018	$21.87310	$19.05087	0
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.56108	$8.58389	0
01/01/2010 to 12/31/2010	$8.58389	$11.44129	0
01/01/2011 to 12/31/2011	$11.44129	$11.06953	0
01/01/2012 to 12/31/2012	$11.06953	$12.13176	0
01/01/2013 to 12/31/2013	$12.13176	$16.02249	0
01/01/2014 to 12/31/2014	$16.02249	$16.25234	0
01/01/2015 to 12/31/2015	$16.25234	$16.00390	0
01/01/2016 to 12/31/2016	$16.00390	$17.52568	0
01/01/2017 to 12/31/2017	$17.52568	$21.21988	0
01/01/2018 to 12/31/2018	$21.21988	$18.98763	0

A 166

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.86404	$9.75803	0
01/01/2010 to 12/31/2010	$9.75803	$12.01245	0
01/01/2011 to 12/31/2011	$12.01245	$11.03554	0
01/01/2012 to 12/31/2012	$11.03554	$12.73983	0
01/01/2013 to 12/31/2013	$12.73983	$17.10295	0
01/01/2014 to 12/31/2014	$17.10295	$17.59056	0
01/01/2015 to 12/31/2015	$17.59056	$16.44591	0
01/01/2016 to 12/31/2016	$16.44591	$20.76201	0
01/01/2017 to 12/31/2017	$20.76201	$21.77700	0
01/01/2018 to 12/31/2018	$21.77700	$17.64141	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.50729	$10.31836	82,127
01/01/2010 to 12/31/2010	$10.31836	$11.24440	71,399
01/01/2011 to 12/31/2011	$11.24440	$11.20462	76,275
01/01/2012 to 12/31/2012	$11.20462	$12.42437	82,843
01/01/2013 to 12/31/2013	$12.42437	$14.18257	91,934
01/01/2014 to 12/31/2014	$14.18257	$14.67176	93,011
01/01/2015 to 12/31/2015	$14.67176	$14.34086	75,783
01/01/2016 to 12/31/2016	$14.34086	$15.06940	83,865
01/01/2017 to 12/31/2017	$15.06940	$16.99289	86,161
01/01/2018 to 12/31/2018	$16.99289	$15.71621	72,237
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.39820	$9.58786	0
01/01/2010 to 12/31/2010	$9.58786	$10.84896	0
01/01/2011 to 12/31/2011	$10.84896	$10.42050	0
01/01/2012 to 12/31/2012	$10.42050	$11.97100	0
01/01/2013 to 12/31/2013	$11.97100	$16.84560	0
01/01/2014 to 12/31/2014	$16.84560	$17.83237	0
01/01/2015 to 12/31/2015	$17.83237	$19.09260	0
01/01/2016 to 12/31/2016	$19.09260	$19.15862	0
01/01/2017 to 12/31/2017	$19.15862	$25.81228	0
01/01/2018 to 12/31/2018	$25.81228	$26.19134	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.67442	$8.86726	0
01/01/2010 to 12/31/2010	$8.86726	$9.74163	0
01/01/2011 to 12/31/2011	$9.74163	$9.47142	0
01/01/2012 to 12/31/2012	$9.47142	$10.49380	0
01/01/2013 to 12/31/2013	$10.49380	$13.80352	0
01/01/2014 to 12/31/2014	$13.80352	$13.69665	0
01/01/2015 to 12/31/2015	$13.69665	$12.57065	0
01/01/2016 to 12/31/2016	$12.57065	$13.03548	0
01/01/2017 to 12/31/2017	$13.03548	$14.84530	0
01/01/2018 to 12/31/2018	$14.84530	$13.09426	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.86480	$12.93549	0
01/01/2010 to 12/31/2010	$12.93549	$15.22376	0
01/01/2011 to 12/31/2011	$15.22376	$12.65564	0
01/01/2012 to 12/31/2012	$12.65564	$12.81165	0
01/01/2013 to 12/31/2013	$12.81165	$14.44278	0
01/01/2014 to 12/31/2014	$14.44278	$12.93120	0
01/01/2015 to 12/31/2015	$12.93120	$10.20163	0
01/01/2016 to 12/31/2016	$10.20163	$12.42155	0
01/01/2017 to 12/31/2017	$12.42155	$13.38801	0
01/01/2018 to 12/31/2018	$13.38801	$10.90064	0

A 167

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$9.96399	$10.91472	0
01/01/2010 to 12/31/2010	$10.91472	$11.27667	0
01/01/2011 to 12/31/2011	$11.27667	$11.47253	0
01/01/2012 to 12/31/2012	$11.47253	$11.79435	0
01/01/2013 to 12/31/2013	$11.79435	$11.09100	0
01/01/2014 to 12/31/2014	$11.09100	$10.89663	0
01/01/2015 to 12/31/2015	$10.89663	$10.15474	0
01/01/2016 to 12/31/2016	$10.15474	$10.35440	0
01/01/2017 to 12/31/2017	$10.35440	$10.32372	0
01/01/2018 to 12/31/2018	$10.32372	$10.28693	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.97427	$9.46381	0
01/01/2010 to 12/31/2010	$9.46381	$11.42956	0
01/01/2011 to 12/31/2011	$11.42956	$10.78208	0
01/01/2012 to 12/31/2012	$10.78208	$12.47352	0
01/01/2013 to 12/31/2013	$12.47352	$16.13772	0
01/01/2014 to 12/31/2014	$16.13772	$18.12745	0
01/01/2015 to 12/31/2015	$18.12745	$16.54068	0
01/01/2016 to 12/31/2016	$16.54068	$18.42373	0
01/01/2017 to 12/31/2017	$18.42373	$21.33768	0
01/01/2018 to 12/31/2018	$21.33768	$17.40005	0
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.81165	$8.54740	0
01/01/2010 to 12/31/2010	$8.54740	$9.57358	0
01/01/2011 to 12/31/2011	$9.57358	$9.03083	960
01/01/2012 to 12/31/2012	$9.03083	$9.79434	2,436
01/01/2013 to 12/31/2013	$9.79434	$11.53150	2,376
01/01/2014 to 12/31/2014	$11.53150	$11.88693	7,717
01/01/2015 to 12/31/2015	$11.88693	$11.54048	12,537
01/01/2016 to 12/31/2016	$11.54048	$12.01186	6,156
01/01/2017 to 12/31/2017	$12.01186	$13.33218	5,874
01/01/2018 to 12/31/2018	$13.33218	$12.37354	4,468
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.23456	$10.07192	0
01/01/2010 to 12/31/2010	$10.07192	$10.60805	0
01/01/2011 to 12/31/2011	$10.60805	$10.98935	0
01/01/2012 to 12/31/2012	$10.98935	$11.57971	0
01/01/2013 to 12/31/2013	$11.57971	$11.14492	0
01/01/2014 to 12/31/2014	$11.14492	$11.67273	0
01/01/2015 to 12/31/2015	$11.67273	$11.54569	0
01/01/2016 to 12/31/2016	$11.54569	$11.86218	0
01/01/2017 to 12/31/2017	$11.86218	$12.32166	0
01/01/2018 to 12/31/2018	$12.32166	$11.76469	0
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.63721	$9.07106	0
01/01/2010 to 12/31/2010	$9.07106	$10.40165	0
01/01/2011 to 12/31/2011	$10.40165	$10.86923	0
01/01/2012 to 12/31/2012	$10.86923	$11.77220	0
01/01/2013 to 12/31/2013	$11.77220	$14.77450	0
01/01/2014 to 12/31/2014	$14.77450	$15.91163	0
01/01/2015 to 12/31/2015	$15.91163	$16.19350	0
01/01/2016 to 12/31/2016	$16.19350	$16.38329	0
01/01/2017 to 12/31/2017	$16.38329	$18.41827	0
01/01/2018 to 12/31/2018	$18.41827	$15.32948	0

A 168

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.01089	$8.95999	0
01/01/2010 to 12/31/2010	$8.95999	$10.62684	0
01/01/2011 to 12/31/2011	$10.62684	$10.95424	0
01/01/2012 to 12/31/2012	$10.95424	$13.06738	0
01/01/2013 to 12/31/2013	$13.06738	$17.85789	0
01/01/2014 to 12/31/2014	$17.85789	$19.62197	0
01/01/2015 to 12/31/2015	$19.62197	$20.07041	0
01/01/2016 to 12/31/2016	$20.07041	$20.43151	0
01/01/2017 to 12/31/2017	$20.43151	$23.63061	0
01/01/2018 to 12/31/2018	$23.63061	$23.22701	0
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.24829	$5.89726	0
01/01/2010 to 12/31/2010	$5.89726	$6.39174	0
01/01/2011 to 12/31/2011	$6.39174	$5.38135	0
01/01/2012 to 12/31/2012	$5.38135	$6.55781	0
01/01/2013 to 12/31/2013	$6.55781	$8.46259	0
01/01/2014 to 12/31/2014	$8.46259	$9.33632	0
01/01/2015 to 12/31/2015	$9.33632	$8.98556	0
01/01/2016 to 12/31/2016	$8.98556	$10.12483	0
01/01/2017 to 12/31/2017	$10.12483	$11.69260	0
01/01/2018 to 12/31/2018	$11.69260	$10.23132	0
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.29892	$9.69400	0
01/01/2010 to 12/31/2010	$9.69400	$9.74078	0
01/01/2011 to 12/31/2011	$9.74078	$10.48002	0
01/01/2012 to 12/31/2012	$10.48002	$12.02099	0
01/01/2013 to 12/31/2013	$12.02099	$16.41472	0
01/01/2014 to 12/31/2014	$16.41472	$19.83878	0
01/01/2015 to 12/31/2015	$19.83878	$20.35689	0
01/01/2016 to 12/31/2016	$20.35689	$19.08440	0
01/01/2017 to 12/31/2017	$19.08440	$22.54806	0
01/01/2018 to 12/31/2018	$22.54806	$23.00453	0
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.06953	$7.35928	0
01/01/2010 to 12/31/2010	$7.35928	$8.89801	0
01/01/2011 to 12/31/2011	$8.89801	$8.53881	0
01/01/2012 to 12/31/2012	$8.53881	$9.66036	0
01/01/2013 to 12/31/2013	$9.66036	$13.04318	0
01/01/2014 to 12/31/2014	$13.04318	$13.45439	0
01/01/2015 to 12/31/2015	$13.45439	$12.69577	0
01/01/2016 to 12/31/2016	$12.69577	$14.58164	0
01/01/2017 to 12/31/2017	$14.58164	$17.43903	0
01/01/2018 to 12/31/2018	$17.43903	$14.86143	0
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.68634	$8.47530	0
01/01/2010 to 12/31/2010	$8.47530	$9.37259	0
01/01/2011 to 12/31/2011	$9.37259	$9.44438	0
01/01/2012 to 12/31/2012	$9.44438	$10.40060	0
01/01/2013 to 12/31/2013	$10.40060	$13.27809	0
01/01/2014 to 12/31/2014	$13.27809	$14.65028	0
01/01/2015 to 12/31/2015	$14.65028	$14.85169	0
01/01/2016 to 12/31/2016	$14.85169	$15.23927	0
01/01/2017 to 12/31/2017	$15.23927	$18.65646	0
01/01/2018 to 12/31/2018	$18.65646	$17.88673	0

A 169

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.24347	$7.28739	0
01/01/2010 to 12/31/2010	$7.28739	$8.03823	0
01/01/2011 to 12/31/2011	$8.03823	$7.75349	0
01/01/2012 to 12/31/2012	$7.75349	$8.74330	0
01/01/2013 to 12/31/2013	$8.74330	$11.09622	0
01/01/2014 to 12/31/2014	$11.09622	$11.97689	0
01/01/2015 to 12/31/2015	$11.97689	$11.14772	0
01/01/2016 to 12/31/2016	$11.14772	$12.57324	0
01/01/2017 to 12/31/2017	$12.57324	$13.93591	0
01/01/2018 to 12/31/2018	$13.93591	$12.16734	0
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.17185	$8.34071	0
01/01/2010 to 12/31/2010	$8.34071	$10.46522	0
01/01/2011 to 12/31/2011	$10.46522	$9.92945	0
01/01/2012 to 12/31/2012	$9.92945	$11.19304	0
01/01/2013 to 12/31/2013	$11.19304	$14.27442	0
01/01/2014 to 12/31/2014	$14.27442	$14.76834	0
01/01/2015 to 12/31/2015	$14.76834	$14.47018	0
01/01/2016 to 12/31/2016	$14.47018	$15.95925	0
01/01/2017 to 12/31/2017	$15.95925	$18.44847	0
01/01/2018 to 12/31/2018	$18.44847	$15.86365	0
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.43513	$8.22837	0
01/01/2010 to 12/31/2010	$8.22837	$9.68372	0
01/01/2011 to 12/31/2011	$9.68372	$9.09046	0
01/01/2012 to 12/31/2012	$9.09046	$10.35248	0
01/01/2013 to 12/31/2013	$10.35248	$13.36766	0
01/01/2014 to 12/31/2014	$13.36766	$14.39099	0
01/01/2015 to 12/31/2015	$14.39099	$12.90415	0
01/01/2016 to 12/31/2016	$12.90415	$15.67757	0
01/01/2017 to 12/31/2017	$15.67757	$16.94368	0
01/01/2018 to 12/31/2018	$16.94368	$14.35258	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.49330	$6.86444	0
01/01/2010 to 12/31/2010	$6.86444	$8.36296	0
01/01/2011 to 12/31/2011	$8.36296	$8.55948	0
01/01/2012 to 12/31/2012	$8.55948	$9.79861	0
01/01/2013 to 12/31/2013	$9.79861	$9.58239	0
01/01/2014 to 12/31/2014	$9.58239	$11.70468	0
01/01/2015 to 12/31/2015	$11.70468	$11.47302	0
01/01/2016 to 12/31/2016	$11.47302	$11.85213	0
01/01/2017 to 12/31/2017	$11.85213	$12.51300	0
01/01/2018 to 12/31/2018	$12.51300	$11.52765	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.77909	$8.35679	0
01/01/2010 to 12/31/2010	$8.35679	$10.26535	0
01/01/2011 to 12/31/2011	$10.26535	$10.15857	0
01/01/2012 to 12/31/2012	$10.15857	$11.16373	0
01/01/2013 to 12/31/2013	$11.16373	$15.31695	0
01/01/2014 to 12/31/2014	$15.31695	$15.29039	0
01/01/2015 to 12/31/2015	$15.29039	$15.11440	0
01/01/2016 to 12/31/2016	$15.11440	$17.75647	0
01/01/2017 to 12/31/2017	$17.75647	$19.59998	0
01/01/2018 to 12/31/2018	$19.59998	$18.04666	0

A 170

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.14678	$8.40716	0
01/01/2010 to 12/31/2010	$8.40716	$10.02984	0
01/01/2011 to 12/31/2011	$10.02984	$9.39785	0
01/01/2012 to 12/31/2012	$9.39785	$10.66510	0
01/01/2013 to 12/31/2013	$10.66510	$14.34617	0
01/01/2014 to 12/31/2014	$14.34617	$14.83164	0
01/01/2015 to 12/31/2015	$14.83164	$13.29140	0
01/01/2016 to 12/31/2016	$13.29140	$16.72421	0
01/01/2017 to 12/31/2017	$16.72421	$17.92819	0
01/01/2018 to 12/31/2018	$17.92819	$15.02429	0
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.23615	$7.58749	0
01/01/2010 to 12/31/2010	$7.58749	$8.57621	0
01/01/2011 to 12/31/2011	$8.57621	$8.53611	0
01/01/2012 to 12/31/2012	$8.53611	$9.71718	0
01/01/2013 to 12/31/2013	$9.71718	$10.64000	0
01/01/2014 to 12/31/2014	$10.64000	$10.45451	0
01/01/2015 to 12/31/2015	$10.45451	$10.36988	0
01/01/2016 to 12/31/2016	$10.36988	$12.32690	0
01/01/2017 to 12/31/2017	$12.32690	$11.78881	0
01/01/2018 to 12/31/2018	$11.78881	$9.77702	0
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.18288	$7.77133	0
01/01/2010 to 12/31/2010	$7.77133	$8.04473	0
01/01/2011 to 12/31/2011	$8.04473	$9.23675	0
01/01/2012 to 12/31/2012	$9.23675	$9.03694	0
01/01/2013 to 12/31/2013	$9.03694	$10.00483	0
01/01/2014 to 12/31/2014	$10.00483	$12.30542	0
01/01/2015 to 12/31/2015	$12.30542	$11.25303	0
01/01/2016 to 12/31/2016	$11.25303	$12.65316	0
01/01/2017 to 12/31/2017	$12.65316	$13.67891	0
01/01/2018 to 12/31/2018	$13.67891	$13.74858	0
*Denotes the start date of these sub-accounts

A 171

PREMIER L SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.36563	$9.06905	2,982
01/01/2010 to 12/31/2010	$9.06905	$10.05357	2,935
01/01/2011 to 12/31/2011	$10.05357	$9.68945	9,842
01/01/2012 to 12/31/2012	$9.68945	$10.79903	9,387
01/01/2013 to 12/31/2013	$10.79903	$11.75851	16,082
01/01/2014 to 12/31/2014	$11.75851	$12.08662	12,449
01/01/2015 to 12/31/2015	$12.08662	$11.58176	11,799
01/01/2016 to 12/31/2016	$11.58176	$12.19380	58,255
01/01/2017 to 12/31/2017	$12.19380	$13.59275	55,839
01/01/2018 to 12/31/2018	$13.59275	$12.36263	53,954
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.53017	$9.40896	1,409
01/01/2010 to 12/31/2010	$9.40896	$10.59254	1,409
01/01/2011 to 12/31/2011	$10.59254	$10.49952	1,409
01/01/2012 to 12/31/2012	$10.49952	$11.81435	13,906
01/01/2013 to 12/31/2013	$11.81435	$13.63409	17,094
01/01/2014 to 12/31/2014	$13.63409	$14.32368	21,722
01/01/2015 to 12/31/2015	$14.32368	$14.29579	28,264
01/01/2016 to 12/31/2016	$14.29579	$15.16031	40,326
01/01/2017 to 12/31/2017	$15.16031	$17.55127	40,971
01/01/2018 to 12/31/2018	$17.55127	$16.35373	41,571
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.69051	0
01/01/2014 to 12/31/2014	$11.69051	$13.09913	0
01/01/2015 to 12/31/2015	$13.09913	$13.19338	0
01/01/2016 to 12/31/2016	$13.19338	$14.46107	0
01/01/2017 to 12/31/2017	$14.46107	$17.48760	0
01/01/2018 to 12/31/2018	$17.48760	$15.90533	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.66698	$9.35958	1,416
01/01/2010 to 12/31/2010	$9.35958	$10.40804	3,620
01/01/2011 to 12/31/2011	$10.40804	$10.17985	36,090
01/01/2012 to 12/31/2012	$10.17985	$11.33645	46,569
01/01/2013 to 12/31/2013	$11.33645	$13.20498	78,022
01/01/2014 to 12/31/2014	$13.20498	$13.92690	82,484
01/01/2015 to 12/31/2015	$13.92690	$13.85466	110,542
01/01/2016 to 12/31/2016	$13.85466	$14.58164	100,742
01/01/2017 to 12/31/2017	$14.58164	$16.58958	111,586
01/01/2018 to 12/31/2018	$16.58958	$15.61408	129,875
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99918	$9.20827	0
01/01/2012 to 12/31/2012	$9.20827	$10.20156	0
01/01/2013 to 12/31/2013	$10.20156	$11.19672	0
01/01/2014 to 12/31/2014	$11.19672	$11.62858	0
01/01/2015 to 12/31/2015	$11.62858	$11.16796	0
01/01/2016 to 12/31/2016	$11.16796	$11.82721	0
01/01/2017 to 12/31/2017	$11.82721	$13.18731	0
01/01/2018 to 12/31/2018	$13.18731	$12.36688	0

A 172

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.48603	$11.44430	0
01/01/2010 to 12/31/2010	$11.44430	$11.77276	0
01/01/2011 to 12/31/2011	$11.77276	$11.91843	2,162
01/01/2012 to 12/31/2012	$11.91843	$12.35443	2,629
01/01/2013 to 12/31/2013	$12.35443	$11.96593	8,160
01/01/2014 to 12/31/2014	$11.96593	$11.83586	5,014
01/01/2015 to 12/31/2015	$11.83586	$11.77554	9,173
01/01/2016 to 12/31/2016	$11.77554	$11.85025	10,593
01/01/2017 to 12/31/2017	$11.85025	$11.93304	11,778
01/01/2018 to 12/31/2018	$11.93304	$11.90270	11,882
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.21988	$11.79093	0
01/01/2010 to 12/31/2010	$11.79093	$12.57524	1,379
01/01/2011 to 12/31/2011	$12.57524	$12.84647	1,058
01/01/2012 to 12/31/2012	$12.84647	$13.90489	4,226
01/01/2013 to 12/31/2013	$13.90489	$13.51422	32,270
01/01/2014 to 12/31/2014	$13.51422	$13.94662	13,001
01/01/2015 to 12/31/2015	$13.94662	$13.51743	11,906
01/01/2016 to 12/31/2016	$13.51743	$13.94960	11,716
01/01/2017 to 12/31/2017	$13.94960	$14.41424	14,583
01/01/2018 to 12/31/2018	$14.41424	$14.17661	12,110
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.09376	$8.80257	0
01/01/2010 to 12/31/2010	$8.80257	$9.88109	5,003
01/01/2011 to 12/31/2011	$9.88109	$9.54594	11,275
01/01/2012 to 12/31/2012	$9.54594	$10.74833	18,256
01/01/2013 to 12/31/2013	$10.74833	$13.05551	12,520
01/01/2014 to 12/31/2014	$13.05551	$13.83039	35,764
01/01/2015 to 12/31/2015	$13.83039	$13.76649	69,346
01/01/2016 to 12/31/2016	$13.76649	$14.56220	64,741
01/01/2017 to 12/31/2017	$14.56220	$16.99771	74,180
01/01/2018 to 12/31/2018	$16.99771	$15.78215	63,282
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99918	$11.72984	0
01/01/2014 to 12/31/2014	$11.72984	$13.19431	0
01/01/2015 to 12/31/2015	$13.19431	$12.59712	0
01/01/2016 to 12/31/2016	$12.59712	$14.33024	0
01/01/2017 to 12/31/2017	$14.33024	$16.79984	0
01/01/2018 to 12/31/2018	$16.79984	$15.84008	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$5.02371	$6.56219	0
01/01/2010 to 12/31/2010	$6.56219	$8.36127	0
01/01/2011 to 12/31/2011	$8.36127	$8.82419	0
01/01/2012 to 12/31/2012	$8.82419	$10.07765	18
01/01/2013 to 12/31/2013	$10.07765	$10.29050	2,386
01/01/2014 to 12/31/2014	$10.29050	$13.33818	5,228
01/01/2015 to 12/31/2015	$13.33818	$13.84584	8,747
01/01/2016 to 12/31/2016	$13.84584	$14.36896	8,506
01/01/2017 to 12/31/2017	$14.36896	$15.11555	8,493
01/01/2018 to 12/31/2018	$15.11555	$14.25356	5,313

A 173

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$6.98618	$8.56682	0
01/01/2010 to 12/31/2010	$8.56682	$9.70021	0
01/01/2011 to 12/31/2011	$9.70021	$9.45972	1,311
01/01/2012 to 12/31/2012	$9.45972	$10.36217	15,691
01/01/2013 to 12/31/2013	$10.36217	$11.77393	20,997
01/01/2014 to 12/31/2014	$11.77393	$12.02477	19,045
01/01/2015 to 12/31/2015	$12.02477	$12.02372	17,118
01/01/2016 to 12/31/2016	$12.02372	$12.41117	36,892
01/01/2017 to 12/31/2017	$12.41117	$14.31272	39,835
01/01/2018 to 12/31/2018	$14.31272	$13.07285	34,514
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.13224	$8.20276	0
01/01/2010 to 12/31/2010	$8.20276	$9.76197	0
01/01/2011 to 12/31/2011	$9.76197	$9.17833	0
01/01/2012 to 12/31/2012	$9.17833	$11.52315	760
01/01/2013 to 12/31/2013	$11.52315	$11.90508	736
01/01/2014 to 12/31/2014	$11.90508	$13.42844	2,063
01/01/2015 to 12/31/2015	$13.42844	$13.28358	3,416
01/01/2016 to 12/31/2016	$13.28358	$13.26990	3,441
01/01/2017 to 12/31/2017	$13.26990	$14.56915	3,330
01/01/2018 to 12/31/2018	$14.56915	$13.74481	2,557
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.23634	$7.35950	0
01/01/2010 to 12/31/2010	$7.35950	$8.22556	0
01/01/2011 to 12/31/2011	$8.22556	$7.69478	0
01/01/2012 to 12/31/2012	$7.69478	$9.11684	20
01/01/2013 to 12/31/2013	$9.11684	$12.05440	1,316
01/01/2014 to 12/31/2014	$12.05440	$13.50241	2,299
01/01/2015 to 12/31/2015	$13.50241	$12.75099	21,296
01/01/2016 to 12/31/2016	$12.75099	$14.08203	31,336
01/01/2017 to 12/31/2017	$14.08203	$15.30187	31,536
01/01/2018 to 12/31/2018	$15.30187	$13.85772	29,822
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73541	$10.47635	0
01/01/2010 to 12/31/2010	$10.47635	$12.42903	0
01/01/2011 to 12/31/2011	$12.42903	$11.93976	0
01/01/2012 to 12/31/2012	$11.93976	$14.14015	1,396
01/01/2013 to 12/31/2013	$14.14015	$18.50694	2,504
01/01/2014 to 12/31/2014	$18.50694	$20.43596	5,031
01/01/2015 to 12/31/2015	$20.43596	$19.08331	9,822
01/01/2016 to 12/31/2016	$19.08331	$19.20543	11,310
01/01/2017 to 12/31/2017	$19.20543	$24.16719	11,658
01/01/2018 to 12/31/2018	$24.16719	$22.88626	10,786
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.64998	$9.34543	0
01/01/2010 to 12/31/2010	$9.34543	$10.32606	0
01/01/2011 to 12/31/2011	$10.32606	$10.17206	0
01/01/2012 to 12/31/2012	$10.17206	$11.09154	9,423
01/01/2013 to 12/31/2013	$11.09154	$12.06017	13,204
01/01/2014 to 12/31/2014	$12.06017	$12.42331	17,974
01/01/2015 to 12/31/2015	$12.42331	$12.18843	17,295
01/01/2016 to 12/31/2016	$12.18843	$12.70214	33,949
01/01/2017 to 12/31/2017	$12.70214	$14.12146	31,336
01/01/2018 to 12/31/2018	$14.12146	$12.99418	29,825

A 174

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.66279	$9.62383	0
01/01/2010 to 12/31/2010	$9.62383	$12.07909	0
01/01/2011 to 12/31/2011	$12.07909	$12.11532	0
01/01/2012 to 12/31/2012	$12.11532	$13.87726	592
01/01/2013 to 12/31/2013	$13.87726	$19.07270	1,617
01/01/2014 to 12/31/2014	$19.07270	$20.24314	1,633
01/01/2015 to 12/31/2015	$20.24314	$18.94153	2,968
01/01/2016 to 12/31/2016	$18.94153	$23.31383	5,254
01/01/2017 to 12/31/2017	$23.31383	$25.89693	5,767
01/01/2018 to 12/31/2018	$25.89693	$22.03326	5,946
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.45357	$10.37528	0
01/01/2010 to 12/31/2010	$10.37528	$10.27485	0
01/01/2011 to 12/31/2011	$10.27485	$10.17598	7,315
01/01/2012 to 12/31/2012	$10.17598	$10.07626	2,251
01/01/2013 to 12/31/2013	$10.07626	$9.97714	1,433
01/01/2014 to 12/31/2014	$9.97714	$9.87852	23,288
01/01/2015 to 12/31/2015	$9.87852	$9.78032	11,823
01/01/2016 to 12/31/2016	$9.78032	$9.68399	9,858
01/01/2017 to 12/31/2017	$9.68399	$9.62117	6,683
01/01/2018 to 12/31/2018	$9.62117	$9.64920	6,280
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.34697	$9.86035	0
01/01/2010 to 12/31/2010	$9.86035	$11.08074	0
01/01/2011 to 12/31/2011	$11.08074	$11.31919	0
01/01/2012 to 12/31/2012	$11.31919	$12.76194	1,142
01/01/2013 to 12/31/2013	$12.76194	$13.54280	2,602
01/01/2014 to 12/31/2014	$13.54280	$13.75166	4,729
01/01/2015 to 12/31/2015	$13.75166	$13.13027	7,415
01/01/2016 to 12/31/2016	$13.13027	$15.00201	10,073
01/01/2017 to 12/31/2017	$15.00201	$15.96360	11,839
01/01/2018 to 12/31/2018	$15.96360	$15.49079	13,922
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.70314	$6.74404	0
01/01/2010 to 12/31/2010	$6.74404	$7.55590	0
01/01/2011 to 12/31/2011	$7.55590	$7.16817	0
01/01/2012 to 12/31/2012	$7.16817	$8.29561	32
01/01/2013 to 12/31/2013	$8.29561	$11.48738	677
01/01/2014 to 12/31/2014	$11.48738	$12.93708	3,267
01/01/2015 to 12/31/2015	$12.93708	$11.80525	3,857
01/01/2016 to 12/31/2016	$11.80525	$14.01298	9,295
01/01/2017 to 12/31/2017	$14.01298	$16.53743	7,366
01/01/2018 to 12/31/2018	$16.53743	$14.05575	6,464
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.93863	$7.95483	0
01/01/2010 to 12/31/2010	$7.95483	$9.01789	0
01/01/2011 to 12/31/2011	$9.01789	$7.77483	0
01/01/2012 to 12/31/2012	$7.77483	$9.26557	0
01/01/2013 to 12/31/2013	$9.26557	$10.92201	0
01/01/2014 to 12/31/2014	$10.92201	$10.21646	0
01/01/2015 to 12/31/2015	$10.21646	$10.43383	177
01/01/2016 to 12/31/2016	$10.43383	$9.94030	484
01/01/2017 to 12/31/2017	$9.94030	$13.32866	471
01/01/2018 to 12/31/2018	$13.32866	$11.43688	689

A 175

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.45950	$8.34615	0
01/01/2010 to 12/31/2010	$8.34615	$9.17929	0
01/01/2011 to 12/31/2011	$9.17929	$7.94794	0
01/01/2012 to 12/31/2012	$7.94794	$9.18156	0
01/01/2013 to 12/31/2013	$9.18156	$10.86035	0
01/01/2014 to 12/31/2014	$10.86035	$10.03208	0
01/01/2015 to 12/31/2015	$10.03208	$10.01389	121
01/01/2016 to 12/31/2016	$10.01389	$9.97240	223
01/01/2017 to 12/31/2017	$9.97240	$12.12628	218
01/01/2018 to 12/31/2018	$12.12628	$10.06836	444
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.17178	$8.99427	0
01/01/2010 to 12/31/2010	$8.99427	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	0
01/01/2012 to 12/31/2012	$9.97825	$11.22134	4,842
01/01/2013 to 12/31/2013	$11.22134	$12.91910	5,595
01/01/2014 to 12/31/2014	$12.91910	$13.60521	5,755
01/01/2015 to 12/31/2015	$13.60521	$13.32949	12,579
01/01/2016 to 12/31/2016	$13.32949	$13.88622	21,440
01/01/2017 to 12/31/2017	$13.88622	$16.08024	31,265
01/01/2018 to 12/31/2018	$16.08024	$14.74659	20,087
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.37232	$8.57302	0
01/01/2010 to 12/31/2010	$8.57302	$9.09678	0
01/01/2011 to 12/31/2011	$9.09678	$8.18270	0
01/01/2012 to 12/31/2012	$8.18270	$9.87658	38
01/01/2013 to 12/31/2013	$9.87658	$11.28094	1,177
01/01/2014 to 12/31/2014	$11.28094	$10.45830	5,285
01/01/2015 to 12/31/2015	$10.45830	$10.06541	7,770
01/01/2016 to 12/31/2016	$10.06541	$10.15840	13,345
01/01/2017 to 12/31/2017	$10.15840	$13.03844	17,596
01/01/2018 to 12/31/2018	$13.03844	$10.65367	16,625
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.29858	$10.02568	0
01/01/2010 to 12/31/2010	$10.02568	$10.65289	0
01/01/2011 to 12/31/2011	$10.65289	$10.57215	0
01/01/2012 to 12/31/2012	$10.57215	$11.58947	5,069
01/01/2013 to 12/31/2013	$11.58947	$12.74066	4,886
01/01/2014 to 12/31/2014	$12.74066	$13.30181	7,091
01/01/2015 to 12/31/2015	$13.30181	$13.14611	7,319
01/01/2016 to 12/31/2016	$13.14611	$13.51574	10,350
01/01/2017 to 12/31/2017	$13.51574	$15.00708	10,368
01/01/2018 to 12/31/2018	$15.00708	$14.09612	10,756
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08457	$10.29963	0
01/01/2010 to 12/31/2010	$10.29963	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	0
01/01/2013 to 12/31/2013	$12.90295	$17.43738	0
01/01/2014 to 12/31/2014	$17.43738	$18.90555	123
01/01/2015 to 12/31/2015	$18.90555	$20.70893	112
01/01/2016 to 12/31/2016	$20.70893	$20.20390	239
01/01/2017 to 12/31/2017	$20.20390	$27.17167	159
01/01/2018 to 12/31/2018	$27.17167	$26.46778	452

A 176

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.40005	$8.22241	0
01/01/2010 to 12/31/2010	$8.22241	$9.74903	0
01/01/2011 to 12/31/2011	$9.74903	$9.56442	2,470
01/01/2012 to 12/31/2012	$9.56442	$10.63120	16
01/01/2013 to 12/31/2013	$10.63120	$14.37959	0
01/01/2014 to 12/31/2014	$14.37959	$15.74482	918
01/01/2015 to 12/31/2015	$15.74482	$17.15902	3,508
01/01/2016 to 12/31/2016	$17.15902	$17.93663	6,527
01/01/2017 to 12/31/2017	$17.93663	$23.61802	8,926
01/01/2018 to 12/31/2018	$23.61802	$22.75449	10,392
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.15759	$9.31966	0
01/01/2010 to 12/31/2010	$9.31966	$10.33903	323
01/01/2011 to 12/31/2011	$10.33903	$9.91614	314
01/01/2012 to 12/31/2012	$9.91614	$12.08368	337
01/01/2013 to 12/31/2013	$12.08368	$15.27018	4,344
01/01/2014 to 12/31/2014	$15.27018	$15.66783	4,112
01/01/2015 to 12/31/2015	$15.66783	$15.28549	4,825
01/01/2016 to 12/31/2016	$15.28549	$16.21071	4,324
01/01/2017 to 12/31/2017	$16.21071	$19.87703	6,521
01/01/2018 to 12/31/2018	$19.87703	$17.79928	8,219
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.31108	$8.99798	0
01/01/2010 to 12/31/2010	$8.99798	$10.04775	0
01/01/2011 to 12/31/2011	$10.04775	$9.88927	0
01/01/2012 to 12/31/2012	$9.88927	$11.46400	15
01/01/2013 to 12/31/2013	$11.46400	$15.51686	6,540
01/01/2014 to 12/31/2014	$15.51686	$16.70138	2,126
01/01/2015 to 12/31/2015	$16.70138	$17.73141	5,454
01/01/2016 to 12/31/2016	$17.73141	$17.89169	9,454
01/01/2017 to 12/31/2017	$17.89169	$23.15489	10,751
01/01/2018 to 12/31/2018	$23.15489	$23.41734	13,070
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99918	$10.22213	0
01/01/2013 to 12/31/2013	$10.22213	$13.61300	0
01/01/2014 to 12/31/2014	$13.61300	$14.85534	0
01/01/2015 to 12/31/2015	$14.85534	$14.60187	0
01/01/2016 to 12/31/2016	$14.60187	$16.40135	0
01/01/2017 to 12/31/2017	$16.40135	$19.05506	0
01/01/2018 to 12/31/2018	$19.05506	$16.95049	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.86395	$8.16575	0
01/01/2010 to 12/31/2010	$8.16575	$9.97960	0
01/01/2011 to 12/31/2011	$9.97960	$9.63540	0
01/01/2012 to 12/31/2012	$9.63540	$11.17393	23
01/01/2013 to 12/31/2013	$11.17393	$15.71072	2,215
01/01/2014 to 12/31/2014	$15.71072	$17.77178	3,289
01/01/2015 to 12/31/2015	$17.77178	$16.60400	6,129
01/01/2016 to 12/31/2016	$16.60400	$19.43671	9,777
01/01/2017 to 12/31/2017	$19.43671	$21.89837	11,748
01/01/2018 to 12/31/2018	$21.89837	$18.11547	10,325

A 177

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	17
01/01/2013 to 12/31/2013	$10.37057	$12.20998	0
01/01/2014 to 12/31/2014	$12.20998	$12.71038	1,615
01/01/2015 to 12/31/2015	$12.71038	$12.42824	1,589
01/01/2016 to 12/31/2016	$12.42824	$12.83725	1,745
01/01/2017 to 12/31/2017	$12.83725	$14.80668	2,688
01/01/2018 to 12/31/2018	$14.80668	$13.44632	2,614
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.59093	$9.21761	0
01/01/2010 to 12/31/2010	$9.21761	$11.15868	0
01/01/2011 to 12/31/2011	$11.15868	$8.80869	0
01/01/2012 to 12/31/2012	$8.80869	$10.28504	0
01/01/2013 to 12/31/2013	$10.28504	$10.20593	0
01/01/2014 to 12/31/2014	$10.20593	$9.63174	0
01/01/2015 to 12/31/2015	$9.63174	$7.94129	279
01/01/2016 to 12/31/2016	$7.94129	$8.83470	270
01/01/2017 to 12/31/2017	$8.83470	$11.05480	263
01/01/2018 to 12/31/2018	$11.05480	$9.40746	254
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.57497	$10.19125	62,109
01/01/2010 to 12/31/2010	$10.19125	$11.15697	59,310
01/01/2011 to 12/31/2011	$11.15697	$11.15675	59,232
01/01/2012 to 12/31/2012	$11.15675	$12.19226	56,097
01/01/2013 to 12/31/2013	$12.19226	$13.18351	54,932
01/01/2014 to 12/31/2014	$13.18351	$13.80684	67,255
01/01/2015 to 12/31/2015	$13.80684	$13.68969	85,772
01/01/2016 to 12/31/2016	$13.68969	$14.30327	117,927
01/01/2017 to 12/31/2017	$14.30327	$15.59655	111,480
01/01/2018 to 12/31/2018	$15.59655	$15.00285	131,207
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.56949	$8.19394	1,599
01/01/2010 to 12/31/2010	$8.19394	$9.65573	1,599
01/01/2011 to 12/31/2011	$9.65573	$8.96603	1,599
01/01/2012 to 12/31/2012	$8.96603	$10.02421	2,311
01/01/2013 to 12/31/2013	$10.02421	$11.61472	3,986
01/01/2014 to 12/31/2014	$11.61472	$12.55744	33,927
01/01/2015 to 12/31/2015	$12.55744	$12.35696	57,879
01/01/2016 to 12/31/2016	$12.35696	$13.46983	58,768
01/01/2017 to 12/31/2017	$13.46983	$15.48350	86,855
01/01/2018 to 12/31/2018	$15.48350	$14.16509	96,986
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.73020	0
01/01/2014 to 12/31/2014	$11.73020	$13.38423	0
01/01/2015 to 12/31/2015	$13.38423	$13.45615	0
01/01/2016 to 12/31/2016	$13.45615	$14.76943	0
01/01/2017 to 12/31/2017	$14.76943	$17.75463	0
01/01/2018 to 12/31/2018	$17.75463	$16.32087	0

A 178

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.29304	$7.59041	1,645
01/01/2010 to 12/31/2010	$7.59041	$8.64622	1,594
01/01/2011 to 12/31/2011	$8.64622	$8.85664	1,546
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,532
01/01/2013 to 12/31/2013	$10.41779	$13.65949	2,489
01/01/2014 to 12/31/2014	$13.65949	$15.85219	3,284
01/01/2015 to 12/31/2015	$15.85219	$16.17865	3,413
01/01/2016 to 12/31/2016	$16.17865	$18.39686	7,896
01/01/2017 to 12/31/2017	$18.39686	$22.26804	10,039
01/01/2018 to 12/31/2018	$22.26804	$20.23491	10,090
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	0
01/01/2013 to 12/31/2013	$10.01604	$12.13798	0
01/01/2014 to 12/31/2014	$12.13798	$12.79898	233
01/01/2015 to 12/31/2015	$12.79898	$12.69136	925
01/01/2016 to 12/31/2016	$12.69136	$13.36031	493
01/01/2017 to 12/31/2017	$13.36031	$15.63441	8,285
01/01/2018 to 12/31/2018	$15.63441	$14.46842	14,417
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.37971	$9.01552	0
01/01/2010 to 12/31/2010	$9.01552	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	2,230
01/01/2012 to 12/31/2012	$9.71160	$10.60403	9,000
01/01/2013 to 12/31/2013	$10.60403	$11.80510	15,625
01/01/2014 to 12/31/2014	$11.80510	$12.28896	17,952
01/01/2015 to 12/31/2015	$12.28896	$12.14719	39,609
01/01/2016 to 12/31/2016	$12.14719	$12.60617	70,738
01/01/2017 to 12/31/2017	$12.60617	$14.50774	72,137
01/01/2018 to 12/31/2018	$14.50774	$13.22832	62,479
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.04442	$7.93932	0
01/01/2010 to 12/31/2010	$7.93932	$10.41905	364
01/01/2011 to 12/31/2011	$10.41905	$8.96343	354
01/01/2012 to 12/31/2012	$8.96343	$10.65604	369
01/01/2013 to 12/31/2013	$10.65604	$14.85632	1,278
01/01/2014 to 12/31/2014	$14.85632	$15.43593	1,968
01/01/2015 to 12/31/2015	$15.43593	$15.48715	5,973
01/01/2016 to 12/31/2016	$15.48715	$16.51462	7,456
01/01/2017 to 12/31/2017	$16.51462	$20.87920	8,751
01/01/2018 to 12/31/2018	$20.87920	$18.42985	10,952
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73693	$8.93194	0
01/01/2010 to 12/31/2010	$8.93194	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	0
01/01/2012 to 12/31/2012	$11.82778	$13.13644	0
01/01/2013 to 12/31/2013	$13.13644	$17.58113	0
01/01/2014 to 12/31/2014	$17.58113	$18.07191	1,089
01/01/2015 to 12/31/2015	$18.07191	$18.03357	1,176
01/01/2016 to 12/31/2016	$18.03357	$20.01168	1,411
01/01/2017 to 12/31/2017	$20.01168	$24.55270	1,295
01/01/2018 to 12/31/2018	$24.55270	$22.26553	1,222

A 179

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.56669	$8.25723	0
01/01/2010 to 12/31/2010	$8.25723	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	0
01/01/2012 to 12/31/2012	$9.58913	$11.21832	23
01/01/2013 to 12/31/2013	$11.21832	$15.26149	3,645
01/01/2014 to 12/31/2014	$15.26149	$15.90635	1,575
01/01/2015 to 12/31/2015	$15.90635	$15.07015	2,752
01/01/2016 to 12/31/2016	$15.07015	$19.27868	5,117
01/01/2017 to 12/31/2017	$19.27868	$20.49063	3,630
01/01/2018 to 12/31/2018	$20.49063	$16.82275	5,368
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.75653	$9.53361	0
01/01/2010 to 12/31/2010	$9.53361	$10.52807	2,184
01/01/2011 to 12/31/2011	$10.52807	$10.63067	3,039
01/01/2012 to 12/31/2012	$10.63067	$11.94592	23,637
01/01/2013 to 12/31/2013	$11.94592	$13.81861	32,182
01/01/2014 to 12/31/2014	$13.81861	$14.48626	39,114
01/01/2015 to 12/31/2015	$14.48626	$14.34890	45,867
01/01/2016 to 12/31/2016	$14.34890	$15.27883	82,583
01/01/2017 to 12/31/2017	$15.27883	$17.45860	102,240
01/01/2018 to 12/31/2018	$17.45860	$16.36414	98,803
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43744	$9.77555	0
01/01/2010 to 12/31/2010	$9.77555	$11.20897	0
01/01/2011 to 12/31/2011	$11.20897	$10.91000	0
01/01/2012 to 12/31/2012	$10.91000	$12.70117	0
01/01/2013 to 12/31/2013	$12.70117	$18.11188	1,087
01/01/2014 to 12/31/2014	$18.11188	$19.42910	5,419
01/01/2015 to 12/31/2015	$19.42910	$21.08029	9,928
01/01/2016 to 12/31/2016	$21.08029	$21.43515	9,524
01/01/2017 to 12/31/2017	$21.43515	$29.26401	9,793
01/01/2018 to 12/31/2018	$29.26401	$30.09300	4,083
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.32963	$7.41124	0
01/01/2010 to 12/31/2010	$7.41124	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	0
01/01/2012 to 12/31/2012	$8.12903	$9.12709	19
01/01/2013 to 12/31/2013	$9.12709	$12.16608	1,169
01/01/2014 to 12/31/2014	$12.16608	$12.23327	2,902
01/01/2015 to 12/31/2015	$12.23327	$11.37778	2,087
01/01/2016 to 12/31/2016	$11.37778	$11.95569	1,841
01/01/2017 to 12/31/2017	$11.95569	$13.79697	2,603
01/01/2018 to 12/31/2018	$13.79697	$12.33326	8,386
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.90317	$10.20784	0
01/01/2010 to 12/31/2010	$10.20784	$12.17409	878
01/01/2011 to 12/31/2011	$12.17409	$10.25550	854
01/01/2012 to 12/31/2012	$10.25550	$10.52125	853
01/01/2013 to 12/31/2013	$10.52125	$12.01930	4,036
01/01/2014 to 12/31/2014	$12.01930	$10.90540	3,053
01/01/2015 to 12/31/2015	$10.90540	$8.71869	2,325
01/01/2016 to 12/31/2016	$8.71869	$10.75741	5,898
01/01/2017 to 12/31/2017	$10.75741	$11.74892	6,098
01/01/2018 to 12/31/2018	$11.74892	$9.69486	6,071

A 180

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.36499	$11.50569	0
01/01/2010 to 12/31/2010	$11.50569	$12.04612	0
01/01/2011 to 12/31/2011	$12.04612	$12.41886	0
01/01/2012 to 12/31/2012	$12.41886	$12.93840	13
01/01/2013 to 12/31/2013	$12.93840	$12.32953	189
01/01/2014 to 12/31/2014	$12.32953	$12.27550	138
01/01/2015 to 12/31/2015	$12.27550	$11.59268	1,867
01/01/2016 to 12/31/2016	$11.59268	$11.97824	1,972
01/01/2017 to 12/31/2017	$11.97824	$12.10197	2,442
01/01/2018 to 12/31/2018	$12.10197	$12.22110	4,242
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.19415	$8.51751	0
01/01/2010 to 12/31/2010	$8.51751	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	0
01/01/2012 to 12/31/2012	$9.96483	$11.68256	23
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,856
01/01/2014 to 12/31/2014	$15.31633	$17.43481	2,771
01/01/2015 to 12/31/2015	$17.43481	$16.12146	4,122
01/01/2016 to 12/31/2016	$16.12146	$18.19606	3,010
01/01/2017 to 12/31/2017	$18.19606	$21.35480	2,866
01/01/2018 to 12/31/2018	$21.35480	$17.64836	1,679
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.31035	$8.02421	0
01/01/2010 to 12/31/2010	$8.02421	$9.10752	0
01/01/2011 to 12/31/2011	$9.10752	$8.70580	0
01/01/2012 to 12/31/2012	$8.70580	$9.56832	35
01/01/2013 to 12/31/2013	$9.56832	$11.41596	0
01/01/2014 to 12/31/2014	$11.41596	$11.92516	4,247
01/01/2015 to 12/31/2015	$11.92516	$11.73237	5,333
01/01/2016 to 12/31/2016	$11.73237	$12.37437	11,290
01/01/2017 to 12/31/2017	$12.37437	$13.91758	15,663
01/01/2018 to 12/31/2018	$13.91758	$13.09050	9,817
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.37351	$10.35999	0
01/01/2010 to 12/31/2010	$10.35999	$11.05727	0
01/01/2011 to 12/31/2011	$11.05727	$11.60740	0
01/01/2012 to 12/31/2012	$11.60740	$12.39484	1,828
01/01/2013 to 12/31/2013	$12.39484	$12.08896	1,727
01/01/2014 to 12/31/2014	$12.08896	$12.83064	1,641
01/01/2015 to 12/31/2015	$12.83064	$12.86080	2,675
01/01/2016 to 12/31/2016	$12.86080	$13.38950	3,385
01/01/2017 to 12/31/2017	$13.38950	$14.09350	3,999
01/01/2018 to 12/31/2018	$14.09350	$13.63727	16,922
ProFund VP Consumer Goods Portfolio
01/01/2009 to 12/31/2009	$7.70553	$9.27464	0
01/01/2010 to 12/31/2010	$9.27464	$10.77702	0
01/01/2011 to 12/31/2011	$10.77702	$11.41163	0
01/01/2012 to 12/31/2012	$11.41163	$12.52542	0
01/01/2013 to 12/31/2013	$12.52542	$15.92981	0
01/01/2014 to 12/31/2014	$15.92981	$17.38524	0
01/01/2015 to 12/31/2015	$17.38524	$17.92967	0
01/01/2016 to 12/31/2016	$17.92967	$18.38157	0
01/01/2017 to 12/31/2017	$18.38157	$20.94006	0
01/01/2018 to 12/31/2018	$20.94006	$17.66282	0

A 181

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Consumer Services
01/01/2009 to 12/31/2009	$7.07373	$9.16112	0
01/01/2010 to 12/31/2010	$9.16112	$11.01058	0
01/01/2011 to 12/31/2011	$11.01058	$11.50124	0
01/01/2012 to 12/31/2012	$11.50124	$13.90370	0
01/01/2013 to 12/31/2013	$13.90370	$19.25448	0
01/01/2014 to 12/31/2014	$19.25448	$21.43942	0
01/01/2015 to 12/31/2015	$21.43942	$22.22258	0
01/01/2016 to 12/31/2016	$22.22258	$22.92391	0
01/01/2017 to 12/31/2017	$22.92391	$26.86648	0
01/01/2018 to 12/31/2018	$26.86648	$26.76270	0
ProFund VP Financials
01/01/2009 to 12/31/2009	$5.29555	$6.03013	0
01/01/2010 to 12/31/2010	$6.03013	$6.62309	0
01/01/2011 to 12/31/2011	$6.62309	$5.65050	0
01/01/2012 to 12/31/2012	$5.65050	$6.97796	0
01/01/2013 to 12/31/2013	$6.97796	$9.12506	0
01/01/2014 to 12/31/2014	$9.12506	$10.20171	0
01/01/2015 to 12/31/2015	$10.20171	$9.94975	0
01/01/2016 to 12/31/2016	$9.94975	$11.36064	0
01/01/2017 to 12/31/2017	$11.36064	$13.29446	0
01/01/2018 to 12/31/2018	$13.29446	$11.78937	0
ProFund VP Health Care
01/01/2009 to 12/31/2009	$8.37319	$9.91149	0
01/01/2010 to 12/31/2010	$9.91149	$10.09243	0
01/01/2011 to 12/31/2011	$10.09243	$11.00309	0
01/01/2012 to 12/31/2012	$11.00309	$12.79004	0
01/01/2013 to 12/31/2013	$12.79004	$17.69808	0
01/01/2014 to 12/31/2014	$17.69808	$21.67562	0
01/01/2015 to 12/31/2015	$21.67562	$22.53910	0
01/01/2016 to 12/31/2016	$22.53910	$21.41194	0
01/01/2017 to 12/31/2017	$21.41194	$25.63511	0
01/01/2018 to 12/31/2018	$25.63511	$26.50573	0
ProFund VP Industrials
01/01/2009 to 12/31/2009	$6.12389	$7.52435	0
01/01/2010 to 12/31/2010	$7.52435	$9.21904	0
01/01/2011 to 12/31/2011	$9.21904	$8.96504	0
01/01/2012 to 12/31/2012	$8.96504	$10.27851	0
01/01/2013 to 12/31/2013	$10.27851	$14.06311	0
01/01/2014 to 12/31/2014	$14.06311	$14.70051	0
01/01/2015 to 12/31/2015	$14.70051	$14.05707	0
01/01/2016 to 12/31/2016	$14.05707	$16.36033	0
01/01/2017 to 12/31/2017	$16.36033	$19.82697	0
01/01/2018 to 12/31/2018	$19.82697	$17.12386	0
ProFund VP Large-Cap Growth
01/01/2009 to 12/31/2009	$6.74627	$8.66550	0
01/01/2010 to 12/31/2010	$8.66550	$9.71085	0
01/01/2011 to 12/31/2011	$9.71085	$9.91574	0
01/01/2012 to 12/31/2012	$9.91574	$11.06599	0
01/01/2013 to 12/31/2013	$11.06599	$14.31622	0
01/01/2014 to 12/31/2014	$14.31622	$16.00687	0
01/01/2015 to 12/31/2015	$16.00687	$16.44383	0
01/01/2016 to 12/31/2016	$16.44383	$17.09789	0
01/01/2017 to 12/31/2017	$17.09789	$21.21059	0
01/01/2018 to 12/31/2018	$21.21059	$20.60887	0

A 182

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Large-Cap Value
01/01/2009 to 12/31/2009	$6.29952	$7.45124	0
01/01/2010 to 12/31/2010	$7.45124	$8.32879	0
01/01/2011 to 12/31/2011	$8.32879	$8.14102	0
01/01/2012 to 12/31/2012	$8.14102	$9.30332	0
01/01/2013 to 12/31/2013	$9.30332	$11.96473	0
01/01/2014 to 12/31/2014	$11.96473	$13.08709	0
01/01/2015 to 12/31/2015	$13.08709	$12.34391	0
01/01/2016 to 12/31/2016	$12.34391	$14.10789	0
01/01/2017 to 12/31/2017	$14.10789	$15.84513	0
01/01/2018 to 12/31/2018	$15.84513	$14.02030	0
ProFund VP Mid-Cap Growth
01/01/2009 to 12/31/2009	$6.22719	$8.52806	0
01/01/2010 to 12/31/2010	$8.52806	$10.84313	0
01/01/2011 to 12/31/2011	$10.84313	$10.42521	0
01/01/2012 to 12/31/2012	$10.42521	$11.90950	0
01/01/2013 to 12/31/2013	$11.90950	$15.39102	0
01/01/2014 to 12/31/2014	$15.39102	$16.13643	0
01/01/2015 to 12/31/2015	$16.13643	$16.02195	0
01/01/2016 to 12/31/2016	$16.02195	$17.90626	0
01/01/2017 to 12/31/2017	$17.90626	$20.97500	0
01/01/2018 to 12/31/2018	$20.97500	$18.27881	0
ProFund VP Mid-Cap Value
01/01/2009 to 12/31/2009	$6.49281	$8.41316	0
01/01/2010 to 12/31/2010	$8.41316	$10.03332	0
01/01/2011 to 12/31/2011	$10.03332	$9.54428	0
01/01/2012 to 12/31/2012	$9.54428	$11.01497	0
01/01/2013 to 12/31/2013	$11.01497	$14.41314	0
01/01/2014 to 12/31/2014	$14.41314	$15.72393	0
01/01/2015 to 12/31/2015	$15.72393	$14.28791	0
01/01/2016 to 12/31/2016	$14.28791	$17.59015	0
01/01/2017 to 12/31/2017	$17.59015	$19.26396	0
01/01/2018 to 12/31/2018	$19.26396	$16.53758	0
ProFund VP Real Estate
01/01/2009 to 12/31/2009	$5.54281	$7.01899	0
01/01/2010 to 12/31/2010	$7.01899	$8.66541	0
01/01/2011 to 12/31/2011	$8.66541	$8.98727	0
01/01/2012 to 12/31/2012	$8.98727	$10.42615	0
01/01/2013 to 12/31/2013	$10.42615	$10.33250	0
01/01/2014 to 12/31/2014	$10.33250	$12.78950	0
01/01/2015 to 12/31/2015	$12.78950	$12.70384	0
01/01/2016 to 12/31/2016	$12.70384	$13.29835	0
01/01/2017 to 12/31/2017	$13.29835	$14.22684	0
01/01/2018 to 12/31/2018	$14.22684	$13.28283	0
ProFund VP Small-Cap Growth
01/01/2009 to 12/31/2009	$6.83982	$8.54439	0
01/01/2010 to 12/31/2010	$8.54439	$10.63607	0
01/01/2011 to 12/31/2011	$10.63607	$10.66582	0
01/01/2012 to 12/31/2012	$10.66582	$11.87821	0
01/01/2013 to 12/31/2013	$11.87821	$16.51483	0
01/01/2014 to 12/31/2014	$16.51483	$16.70663	0
01/01/2015 to 12/31/2015	$16.70663	$16.73519	0
01/01/2016 to 12/31/2016	$16.73519	$19.92264	0
01/01/2017 to 12/31/2017	$19.92264	$22.28406	0
01/01/2018 to 12/31/2018	$22.28406	$20.79412	0

A 183

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
ProFund VP Small-Cap Value
01/01/2009 to 12/31/2009	$7.21085	$8.59614	0
01/01/2010 to 12/31/2010	$8.59614	$10.39230	0
01/01/2011 to 12/31/2011	$10.39230	$9.86744	0
01/01/2012 to 12/31/2012	$9.86744	$11.34804	0
01/01/2013 to 12/31/2013	$11.34804	$15.46868	0
01/01/2014 to 12/31/2014	$15.46868	$16.20595	0
01/01/2015 to 12/31/2015	$16.20595	$14.71722	0
01/01/2016 to 12/31/2016	$14.71722	$18.76506	0
01/01/2017 to 12/31/2017	$18.76506	$20.38415	0
01/01/2018 to 12/31/2018	$20.38415	$17.31235	0
ProFund VP Telecommunications
01/01/2009 to 12/31/2009	$7.30077	$7.75761	0
01/01/2010 to 12/31/2010	$7.75761	$8.88561	0
01/01/2011 to 12/31/2011	$8.88561	$8.96210	0
01/01/2012 to 12/31/2012	$8.96210	$10.33883	0
01/01/2013 to 12/31/2013	$10.33883	$11.47192	0
01/01/2014 to 12/31/2014	$11.47192	$11.42258	0
01/01/2015 to 12/31/2015	$11.42258	$11.48148	0
01/01/2016 to 12/31/2016	$11.48148	$13.82998	0
01/01/2017 to 12/31/2017	$13.82998	$13.40263	0
01/01/2018 to 12/31/2018	$13.40263	$11.26505	0
ProFund VP Utilities
01/01/2009 to 12/31/2009	$7.24721	$7.94572	0
01/01/2010 to 12/31/2010	$7.94572	$8.33515	0
01/01/2011 to 12/31/2011	$8.33515	$9.69768	0
01/01/2012 to 12/31/2012	$9.69768	$9.61503	0
01/01/2013 to 12/31/2013	$9.61503	$10.78722	0
01/01/2014 to 12/31/2014	$10.78722	$13.44496	0
01/01/2015 to 12/31/2015	$13.44496	$12.45953	0
01/01/2016 to 12/31/2016	$12.45953	$14.19626	0
01/01/2017 to 12/31/2017	$14.19626	$15.55163	0
01/01/2018 to 12/31/2018	$15.55163	$15.84096	0
*Denotes the start date of these sub-accounts

A 184

PREMIER X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Highest Anniversary Value Death Benefit Only (1.80%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.57016	$9.24767	573,712
01/01/2010 to 12/31/2010	$9.24767	$10.17096	557,259
01/01/2011 to 12/31/2011	$10.17096	$9.72567	448,701
01/01/2012 to 12/31/2012	$9.72567	$10.75412	472,081
01/01/2013 to 12/31/2013	$10.75412	$11.61760	438,702
01/01/2014 to 12/31/2014	$11.61760	$11.84798	419,137
01/01/2015 to 12/31/2015	$11.84798	$11.26378	339,129
01/01/2016 to 12/31/2016	$11.26378	$11.76611	197,914
01/01/2017 to 12/31/2017	$11.76611	$13.01326	230,953
01/01/2018 to 12/31/2018	$13.01326	$11.74193	155,089
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.77480	$9.63835	102,631
01/01/2010 to 12/31/2010	$9.63835	$10.76564	105,054
01/01/2011 to 12/31/2011	$10.76564	$10.58741	89,167
01/01/2012 to 12/31/2012	$10.58741	$11.81948	98,779
01/01/2013 to 12/31/2013	$11.81948	$13.53287	111,386
01/01/2014 to 12/31/2014	$13.53287	$14.10558	141,699
01/01/2015 to 12/31/2015	$14.10558	$13.96733	127,381
01/01/2016 to 12/31/2016	$13.96733	$14.69598	123,021
01/01/2017 to 12/31/2017	$14.69598	$16.88040	145,428
01/01/2018 to 12/31/2018	$16.88040	$15.60435	130,843
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99853	$11.62771	0
01/01/2014 to 12/31/2014	$11.62771	$12.92630	0
01/01/2015 to 12/31/2015	$12.92630	$12.91692	0
01/01/2016 to 12/31/2016	$12.91692	$14.04710	0
01/01/2017 to 12/31/2017	$14.04710	$16.85388	0
01/01/2018 to 12/31/2018	$16.85388	$15.20770	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.87536	$9.53832	426,296
01/01/2010 to 12/31/2010	$9.53832	$10.52351	433,134
01/01/2011 to 12/31/2011	$10.52351	$10.21197	338,320
01/01/2012 to 12/31/2012	$10.21197	$11.28257	377,275
01/01/2013 to 12/31/2013	$11.28257	$13.03897	360,968
01/01/2014 to 12/31/2014	$13.03897	$13.64375	349,175
01/01/2015 to 12/31/2015	$13.64375	$13.46626	321,348
01/01/2016 to 12/31/2016	$13.46626	$14.06184	295,548
01/01/2017 to 12/31/2017	$14.06184	$15.87283	299,715
01/01/2018 to 12/31/2018	$15.87283	$14.82132	232,591
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99853	$9.15952	0
01/01/2012 to 12/31/2012	$9.15952	$10.06765	0
01/01/2013 to 12/31/2013	$10.06765	$10.96293	0
01/01/2014 to 12/31/2014	$10.96293	$11.29630	1,363
01/01/2015 to 12/31/2015	$11.29630	$10.76355	1,349
01/01/2016 to 12/31/2016	$10.76355	$11.30961	0
01/01/2017 to 12/31/2017	$11.30961	$12.51130	0
01/01/2018 to 12/31/2018	$12.51130	$11.64017	0

A 185

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.58896	$11.46586	21,590
01/01/2010 to 12/31/2010	$11.46586	$11.70221	18,101
01/01/2011 to 12/31/2011	$11.70221	$11.75406	17,571
01/01/2012 to 12/31/2012	$11.75406	$12.08788	16,621
01/01/2013 to 12/31/2013	$12.08788	$11.61602	11,539
01/01/2014 to 12/31/2014	$11.61602	$11.39942	5,063
01/01/2015 to 12/31/2015	$11.39942	$11.25208	15,076
01/01/2016 to 12/31/2016	$11.25208	$11.23448	26,854
01/01/2017 to 12/31/2017	$11.23448	$11.22452	23,597
01/01/2018 to 12/31/2018	$11.22452	$11.10731	17,426
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.51549	$12.03657	150,480
01/01/2010 to 12/31/2010	$12.03657	$12.73627	141,916
01/01/2011 to 12/31/2011	$12.73627	$12.90899	97,413
01/01/2012 to 12/31/2012	$12.90899	$13.86253	150,371
01/01/2013 to 12/31/2013	$13.86253	$13.36723	150,240
01/01/2014 to 12/31/2014	$13.36723	$13.68645	140,239
01/01/2015 to 12/31/2015	$13.68645	$13.16102	75,268
01/01/2016 to 12/31/2016	$13.16102	$13.47540	78,402
01/01/2017 to 12/31/2017	$13.47540	$13.81513	86,161
01/01/2018 to 12/31/2018	$13.81513	$13.47994	73,410
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.03844	$11.11003	0
01/01/2010 to 12/31/2010	$11.11003	$12.13429	0
01/01/2011 to 12/31/2011	$12.13429	$13.53876	0
01/01/2012 to 12/31/2012	$13.53876	$14.05927	0
01/01/2013 to 12/31/2013	$14.05927	$13.37660	0
01/01/2014 to 12/31/2014	$13.37660	$13.48988	0
01/01/2015 to 12/31/2015	$13.48988	$13.35873	0
01/01/2016 to 12/31/2016	$13.35873	$13.33401	0
01/01/2017 to 12/31/2017	$13.33401	$13.19207	0
01/01/2018 to 12/31/2018	$13.19207	$13.05602	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.10728	$10.97728	0
01/01/2010 to 12/31/2010	$10.97728	$12.00827	0
01/01/2011 to 12/31/2011	$12.00827	$13.68041	0
01/01/2012 to 12/31/2012	$13.68041	$14.22553	0
01/01/2013 to 12/31/2013	$14.22553	$13.29886	0
01/01/2014 to 12/31/2014	$13.29886	$13.62073	0
01/01/2015 to 12/31/2015	$13.62073	$13.52321	0
01/01/2016 to 12/31/2016	$13.52321	$13.47668	0
01/01/2017 to 12/31/2017	$13.47668	$13.33949	0
01/01/2018 to 12/31/2018	$13.33949	$13.17673	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99902	$8.79160	0
01/01/2010 to 12/31/2010	$8.79160	$9.65901	0
01/01/2011 to 12/31/2011	$9.65901	$11.26044	0
01/01/2012 to 12/31/2012	$11.26044	$11.75998	0
01/01/2013 to 12/31/2013	$11.75998	$10.79935	0
01/01/2014 to 12/31/2014	$10.79935	$11.26177	0
01/01/2015 to 12/31/2015	$11.26177	$11.23155	0
01/01/2016 to 12/31/2016	$11.23155	$11.24924	0
01/01/2017 to 12/31/2017	$11.24924	$11.14880	0
01/01/2018 to 12/31/2018	$11.14880	$10.98271	0

A 186

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99804	$11.01180	0
01/01/2011 to 12/31/2011	$11.01180	$13.01321	0
01/01/2012 to 12/31/2012	$13.01321	$13.65123	0
01/01/2013 to 12/31/2013	$13.65123	$12.47105	0
01/01/2014 to 12/31/2014	$12.47105	$13.19148	0
01/01/2015 to 12/31/2015	$13.19148	$13.18926	0
01/01/2016 to 12/31/2016	$13.18926	$13.22002	0
01/01/2017 to 12/31/2017	$13.22002	$13.19204	0
01/01/2018 to 12/31/2018	$13.19204	$12.96620	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99853	$12.02437	0
01/01/2012 to 12/31/2012	$12.02437	$12.50204	0
01/01/2013 to 12/31/2013	$12.50204	$11.08404	0
01/01/2014 to 12/31/2014	$11.08404	$12.01706	0
01/01/2015 to 12/31/2015	$12.01706	$12.05202	0
01/01/2016 to 12/31/2016	$12.05202	$12.05560	0
01/01/2017 to 12/31/2017	$12.05560	$12.02875	0
01/01/2018 to 12/31/2018	$12.02875	$11.79754	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99805	$10.40239	0
01/01/2013 to 12/31/2013	$10.40239	$9.17622	0
01/01/2014 to 12/31/2014	$9.17622	$10.15148	0
01/01/2015 to 12/31/2015	$10.15148	$10.24198	0
01/01/2016 to 12/31/2016	$10.24198	$10.25351	0
01/01/2017 to 12/31/2017	$10.25351	$10.24347	0
01/01/2018 to 12/31/2018	$10.24347	$10.03484	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99902	$8.75235	0
01/01/2014 to 12/31/2014	$8.75235	$9.85203	0
01/01/2015 to 12/31/2015	$9.85203	$9.95264	0
01/01/2016 to 12/31/2016	$9.95264	$9.96329	0
01/01/2017 to 12/31/2017	$9.96329	$9.95231	0
01/01/2018 to 12/31/2018	$9.95231	$9.71243	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99902	$11.30654	0
01/01/2015 to 12/31/2015	$11.30654	$11.32855	0
01/01/2016 to 12/31/2016	$11.32855	$11.40369	0
01/01/2017 to 12/31/2017	$11.40369	$11.40748	0
01/01/2018 to 12/31/2018	$11.40748	$11.12230	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99902	$9.94104	0
01/01/2016 to 12/31/2016	$9.94104	$9.96842	0
01/01/2017 to 12/31/2017	$9.96842	$10.02972	0
01/01/2018 to 12/31/2018	$10.02972	$9.74901	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99805	$9.88264	0
01/01/2017 to 12/31/2017	$9.88264	$9.96896	0
01/01/2018 to 12/31/2018	$9.96896	$9.66851	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99804	$10.03982	0
01/01/2018 to 12/31/2018	$10.03982	$9.65871	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99804	$9.66498	0

A 187

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.29960	$8.98690	717,751
01/01/2010 to 12/31/2010	$8.98690	$10.00882	731,358
01/01/2011 to 12/31/2011	$10.00882	$9.59353	638,859
01/01/2012 to 12/31/2012	$9.59353	$10.71694	678,420
01/01/2013 to 12/31/2013	$10.71694	$12.91509	703,566
01/01/2014 to 12/31/2014	$12.91509	$13.57418	591,404
01/01/2015 to 12/31/2015	$13.57418	$13.40525	548,997
01/01/2016 to 12/31/2016	$13.40525	$14.06905	488,318
01/01/2017 to 12/31/2017	$14.06905	$16.29353	438,477
01/01/2018 to 12/31/2018	$16.29353	$15.00874	392,223
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99853	$11.65110	0
01/01/2014 to 12/31/2014	$11.65110	$13.00271	0
01/01/2015 to 12/31/2015	$13.00271	$12.31660	0
01/01/2016 to 12/31/2016	$12.31660	$13.90140	10,540
01/01/2017 to 12/31/2017	$13.90140	$16.16947	13,745
01/01/2018 to 12/31/2018	$16.16947	$15.12508	9,076
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$6.07516	$7.87308	28,325
01/01/2010 to 12/31/2010	$7.87308	$9.95295	29,740
01/01/2011 to 12/31/2011	$9.95295	$10.42158	28,165
01/01/2012 to 12/31/2012	$10.42158	$11.80828	29,482
01/01/2013 to 12/31/2013	$11.80828	$11.96291	27,895
01/01/2014 to 12/31/2014	$11.96291	$15.38415	23,982
01/01/2015 to 12/31/2015	$15.38415	$15.84419	24,315
01/01/2016 to 12/31/2016	$15.84419	$16.31409	14,167
01/01/2017 to 12/31/2017	$16.31409	$17.02723	6,220
01/01/2018 to 12/31/2018	$17.02723	$15.92927	4,335
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.21784	$8.78121	82,150
01/01/2010 to 12/31/2010	$8.78121	$9.86497	85,288
01/01/2011 to 12/31/2011	$9.86497	$9.54494	65,939
01/01/2012 to 12/31/2012	$9.54494	$10.37311	73,220
01/01/2013 to 12/31/2013	$10.37311	$11.69372	73,892
01/01/2014 to 12/31/2014	$11.69372	$11.84889	71,396
01/01/2015 to 12/31/2015	$11.84889	$11.75469	65,866
01/01/2016 to 12/31/2016	$11.75469	$12.03841	61,008
01/01/2017 to 12/31/2017	$12.03841	$13.77401	61,838
01/01/2018 to 12/31/2018	$13.77401	$12.48127	51,963
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.11016	$8.10892	3,456
01/01/2010 to 12/31/2010	$8.10892	$9.57456	3,343
01/01/2011 to 12/31/2011	$9.57456	$8.93153	5,522
01/01/2012 to 12/31/2012	$8.93153	$11.12501	6,367
01/01/2013 to 12/31/2013	$11.12501	$11.40338	5,358
01/01/2014 to 12/31/2014	$11.40338	$12.76139	5,213
01/01/2015 to 12/31/2015	$12.76139	$12.52444	4,910
01/01/2016 to 12/31/2016	$12.52444	$12.41349	4,908
01/01/2017 to 12/31/2017	$12.41349	$13.52199	5,133
01/01/2018 to 12/31/2018	$13.52199	$12.65615	4,395

A 188

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.63384	$7.76698	13,644
01/01/2010 to 12/31/2010	$7.76698	$8.61281	13,445
01/01/2011 to 12/31/2011	$8.61281	$7.99378	11,689
01/01/2012 to 12/31/2012	$7.99378	$9.39651	12,051
01/01/2013 to 12/31/2013	$9.39651	$12.32654	10,945
01/01/2014 to 12/31/2014	$12.32654	$13.69872	10,443
01/01/2015 to 12/31/2015	$13.69872	$12.83460	19,878
01/01/2016 to 12/31/2016	$12.83460	$14.06320	16,104
01/01/2017 to 12/31/2017	$14.06320	$15.16169	17,110
01/01/2018 to 12/31/2018	$15.16169	$13.62219	15,468
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.72291	$10.37465	12,996
01/01/2010 to 12/31/2010	$10.37465	$12.21170	14,525
01/01/2011 to 12/31/2011	$12.21170	$11.63890	13,321
01/01/2012 to 12/31/2012	$11.63890	$13.67539	13,375
01/01/2013 to 12/31/2013	$13.67539	$17.75814	12,297
01/01/2014 to 12/31/2014	$17.75814	$19.45504	9,765
01/01/2015 to 12/31/2015	$19.45504	$18.02448	19,028
01/01/2016 to 12/31/2016	$18.02448	$17.99772	10,160
01/01/2017 to 12/31/2017	$17.99772	$22.47009	9,855
01/01/2018 to 12/31/2018	$22.47009	$21.11076	8,575
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.60965	$9.22304	36,235
01/01/2010 to 12/31/2010	$9.22304	$10.11078	39,903
01/01/2011 to 12/31/2011	$10.11078	$9.88185	34,156
01/01/2012 to 12/31/2012	$9.88185	$10.69020	37,557
01/01/2013 to 12/31/2013	$10.69020	$11.53249	37,137
01/01/2014 to 12/31/2014	$11.53249	$11.78632	36,116
01/01/2015 to 12/31/2015	$11.78632	$11.47264	34,555
01/01/2016 to 12/31/2016	$11.47264	$11.86250	33,781
01/01/2017 to 12/31/2017	$11.86250	$13.08471	33,924
01/01/2018 to 12/31/2018	$13.08471	$11.94494	29,474
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.63533	$9.51399	2,258
01/01/2010 to 12/31/2010	$9.51399	$11.84749	2,109
01/01/2011 to 12/31/2011	$11.84749	$11.78974	3,250
01/01/2012 to 12/31/2012	$11.78974	$13.39812	3,578
01/01/2013 to 12/31/2013	$13.39812	$18.26950	3,344
01/01/2014 to 12/31/2014	$18.26950	$19.23825	3,074
01/01/2015 to 12/31/2015	$19.23825	$17.85973	2,976
01/01/2016 to 12/31/2016	$17.85973	$21.81016	2,818
01/01/2017 to 12/31/2017	$21.81016	$24.03688	2,569
01/01/2018 to 12/31/2018	$24.03688	$20.28883	2,147
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.58460	$10.42287	31,264
01/01/2010 to 12/31/2010	$10.42287	$10.24097	32,714
01/01/2011 to 12/31/2011	$10.24097	$10.06247	112,077
01/01/2012 to 12/31/2012	$10.06247	$9.88535	96,319
01/01/2013 to 12/31/2013	$9.88535	$9.71038	53,829
01/01/2014 to 12/31/2014	$9.71038	$9.53876	46,862
01/01/2015 to 12/31/2015	$9.53876	$9.37022	34,311
01/01/2016 to 12/31/2016	$9.37022	$9.20507	129,740
01/01/2017 to 12/31/2017	$9.20507	$9.07348	27,633
01/01/2018 to 12/31/2018	$9.07348	$9.02805	42,004

A 189

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.77374	$10.35129	44,552
01/01/2010 to 12/31/2010	$10.35129	$11.54100	41,783
01/01/2011 to 12/31/2011	$11.54100	$11.69693	37,032
01/01/2012 to 12/31/2012	$11.69693	$13.08397	28,186
01/01/2013 to 12/31/2013	$13.08397	$13.77548	30,243
01/01/2014 to 12/31/2014	$13.77548	$13.87808	25,478
01/01/2015 to 12/31/2015	$13.87808	$13.14679	26,511
01/01/2016 to 12/31/2016	$13.14679	$14.90330	20,340
01/01/2017 to 12/31/2017	$14.90330	$15.73435	18,899
01/01/2018 to 12/31/2018	$15.73435	$15.14767	19,233
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.02732	$7.07131	69,066
01/01/2010 to 12/31/2010	$7.07131	$7.86044	65,715
01/01/2011 to 12/31/2011	$7.86044	$7.39857	63,817
01/01/2012 to 12/31/2012	$7.39857	$8.49487	48,725
01/01/2013 to 12/31/2013	$8.49487	$11.67099	46,307
01/01/2014 to 12/31/2014	$11.67099	$13.04060	36,252
01/01/2015 to 12/31/2015	$13.04060	$11.80623	34,300
01/01/2016 to 12/31/2016	$11.80623	$13.90422	17,722
01/01/2017 to 12/31/2017	$13.90422	$16.28050	17,370
01/01/2018 to 12/31/2018	$16.28050	$13.72793	16,740
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.05863	$8.05179	25,385
01/01/2010 to 12/31/2010	$8.05179	$9.05613	25,371
01/01/2011 to 12/31/2011	$9.05613	$7.74633	26,181
01/01/2012 to 12/31/2012	$7.74633	$9.15895	26,413
01/01/2013 to 12/31/2013	$9.15895	$10.71159	25,906
01/01/2014 to 12/31/2014	$10.71159	$9.94076	19,377
01/01/2015 to 12/31/2015	$9.94076	$10.07245	19,692
01/01/2016 to 12/31/2016	$10.07245	$9.52095	10,058
01/01/2017 to 12/31/2017	$9.52095	$12.66649	5,609
01/01/2018 to 12/31/2018	$12.66649	$10.78268	4,880
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.91270	$8.86147	20,938
01/01/2010 to 12/31/2010	$8.86147	$9.66951	21,279
01/01/2011 to 12/31/2011	$9.66951	$8.30663	17,927
01/01/2012 to 12/31/2012	$8.30663	$9.52022	16,870
01/01/2013 to 12/31/2013	$9.52022	$11.17246	16,942
01/01/2014 to 12/31/2014	$11.17246	$10.23912	10,676
01/01/2015 to 12/31/2015	$10.23912	$10.14023	13,111
01/01/2016 to 12/31/2016	$10.14023	$10.01904	12,715
01/01/2017 to 12/31/2017	$10.01904	$12.08758	11,869
01/01/2018 to 12/31/2018	$12.08758	$9.95686	11,337
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.72041	$11.72128	88,669
01/01/2010 to 12/31/2010	$11.72128	$12.75879	22,735
01/01/2011 to 12/31/2011	$12.75879	$14.09332	307,720
01/01/2012 to 12/31/2012	$14.09332	$15.14529	123,197
01/01/2013 to 12/31/2013	$15.14529	$14.40397	51,620
01/01/2014 to 12/31/2014	$14.40397	$15.10137	44,535
01/01/2015 to 12/31/2015	$15.10137	$15.00832	120,456
01/01/2016 to 12/31/2016	$15.00832	$15.36339	165,798
01/01/2017 to 12/31/2017	$15.36339	$15.74327	78,292
01/01/2018 to 12/31/2018	$15.74327	$15.42219	235,994

A 190

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.13394	$8.87666	17,133
01/01/2010 to 12/31/2010	$8.87666	$9.92453	17,200
01/01/2011 to 12/31/2011	$9.92453	$9.69377	12,424
01/01/2012 to 12/31/2012	$9.69377	$10.81565	14,448
01/01/2013 to 12/31/2013	$10.81565	$12.35425	16,238
01/01/2014 to 12/31/2014	$12.35425	$12.90816	15,618
01/01/2015 to 12/31/2015	$12.90816	$12.54698	13,976
01/01/2016 to 12/31/2016	$12.54698	$12.96857	13,650
01/01/2017 to 12/31/2017	$12.96857	$14.89996	13,078
01/01/2018 to 12/31/2018	$14.89996	$13.55614	14,602
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.54565	$8.73715	26,103
01/01/2010 to 12/31/2010	$8.73715	$9.19808	27,258
01/01/2011 to 12/31/2011	$9.19808	$8.20882	25,338
01/01/2012 to 12/31/2012	$8.20882	$9.83010	24,609
01/01/2013 to 12/31/2013	$9.83010	$11.13965	25,096
01/01/2014 to 12/31/2014	$11.13965	$10.24610	25,152
01/01/2015 to 12/31/2015	$10.24610	$9.78367	19,741
01/01/2016 to 12/31/2016	$9.78367	$9.79665	9,168
01/01/2017 to 12/31/2017	$9.79665	$12.47565	8,575
01/01/2018 to 12/31/2018	$12.47565	$10.11313	8,000
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.53380	$10.22881	135,791
01/01/2010 to 12/31/2010	$10.22881	$10.78339	144,285
01/01/2011 to 12/31/2011	$10.78339	$10.61771	124,317
01/01/2012 to 12/31/2012	$10.61771	$11.54778	140,113
01/01/2013 to 12/31/2013	$11.54778	$12.59508	138,958
01/01/2014 to 12/31/2014	$12.59508	$13.04652	215,991
01/01/2015 to 12/31/2015	$13.04652	$12.79247	196,455
01/01/2016 to 12/31/2016	$12.79247	$13.04905	191,285
01/01/2017 to 12/31/2017	$13.04905	$14.37541	181,284
01/01/2018 to 12/31/2018	$14.37541	$13.39603	160,942
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08392	$10.28893	0
01/01/2010 to 12/31/2010	$10.28893	$11.25088	0
01/01/2011 to 12/31/2011	$11.25088	$11.12535	0
01/01/2012 to 12/31/2012	$11.12535	$12.58806	0
01/01/2013 to 12/31/2013	$12.58806	$16.87831	0
01/01/2014 to 12/31/2014	$16.87831	$18.15570	1,418
01/01/2015 to 12/31/2015	$18.15570	$19.73125	2,791
01/01/2016 to 12/31/2016	$19.73125	$19.09926	2,791
01/01/2017 to 12/31/2017	$19.09926	$25.48505	2,790
01/01/2018 to 12/31/2018	$25.48505	$24.62861	5,444
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.38093	$8.13344	37,024
01/01/2010 to 12/31/2010	$8.13344	$9.56772	50,125
01/01/2011 to 12/31/2011	$9.56772	$9.31287	37,409
01/01/2012 to 12/31/2012	$9.31287	$10.27009	39,434
01/01/2013 to 12/31/2013	$10.27009	$13.78212	38,786
01/01/2014 to 12/31/2014	$13.78212	$14.97212	45,733
01/01/2015 to 12/31/2015	$14.97212	$16.18868	39,084
01/01/2016 to 12/31/2016	$16.18868	$16.78986	33,301
01/01/2017 to 12/31/2017	$16.78986	$21.93501	30,702
01/01/2018 to 12/31/2018	$21.93501	$20.96593	26,612

A 191

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.73203	$9.98846	16,465
01/01/2010 to 12/31/2010	$9.98846	$10.99392	16,243
01/01/2011 to 12/31/2011	$10.99392	$10.46150	13,854
01/01/2012 to 12/31/2012	$10.46150	$12.64794	12,850
01/01/2013 to 12/31/2013	$12.64794	$15.85766	12,945
01/01/2014 to 12/31/2014	$15.85766	$16.14275	12,175
01/01/2015 to 12/31/2015	$16.14275	$15.62493	12,099
01/01/2016 to 12/31/2016	$15.62493	$16.44087	14,460
01/01/2017 to 12/31/2017	$16.44087	$20.00129	16,048
01/01/2018 to 12/31/2018	$20.00129	$17.76895	14,625
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.34079	$8.96358	8,391
01/01/2010 to 12/31/2010	$8.96358	$9.93078	8,501
01/01/2011 to 12/31/2011	$9.93078	$9.69742	8,295
01/01/2012 to 12/31/2012	$9.69742	$11.15310	8,326
01/01/2013 to 12/31/2013	$11.15310	$14.97749	7,945
01/01/2014 to 12/31/2014	$14.97749	$15.99412	4,821
01/01/2015 to 12/31/2015	$15.99412	$16.84707	5,683
01/01/2016 to 12/31/2016	$16.84707	$16.86619	5,170
01/01/2017 to 12/31/2017	$16.86619	$21.65660	4,831
01/01/2018 to 12/31/2018	$21.65660	$21.72897	5,897
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99854	$10.19227	0
01/01/2013 to 12/31/2013	$10.19227	$13.46663	0
01/01/2014 to 12/31/2014	$13.46663	$14.58019	0
01/01/2015 to 12/31/2015	$14.58019	$14.21886	3,620
01/01/2016 to 12/31/2016	$14.21886	$15.84602	8,139
01/01/2017 to 12/31/2017	$15.84602	$18.26568	10,365
01/01/2018 to 12/31/2018	$18.26568	$16.11981	8,322
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.83598	$8.06289	41,127
01/01/2010 to 12/31/2010	$8.06289	$9.77667	37,355
01/01/2011 to 12/31/2011	$9.77667	$9.36543	37,232
01/01/2012 to 12/31/2012	$9.36543	$10.77542	22,754
01/01/2013 to 12/31/2013	$10.77542	$15.03136	21,350
01/01/2014 to 12/31/2014	$15.03136	$16.86967	18,696
01/01/2015 to 12/31/2015	$16.86967	$15.63728	19,131
01/01/2016 to 12/31/2016	$15.63728	$18.16168	19,504
01/01/2017 to 12/31/2017	$18.16168	$20.30145	19,737
01/01/2018 to 12/31/2018	$20.30145	$16.66151	18,455
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99854	$10.31532	10,588
01/01/2013 to 12/31/2013	$10.31532	$12.04952	13,311
01/01/2014 to 12/31/2014	$12.04952	$12.44468	12,994
01/01/2015 to 12/31/2015	$12.44468	$12.07291	11,316
01/01/2016 to 12/31/2016	$12.07291	$12.37243	11,316
01/01/2017 to 12/31/2017	$12.37243	$14.15867	12,388
01/01/2018 to 12/31/2018	$14.15867	$12.75618	10,625

A 192

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.57086	$9.11223	6,999
01/01/2010 to 12/31/2010	$9.11223	$10.94456	4,815
01/01/2011 to 12/31/2011	$10.94456	$8.57180	5,852
01/01/2012 to 12/31/2012	$8.57180	$9.92970	6,231
01/01/2013 to 12/31/2013	$9.92970	$9.77583	7,000
01/01/2014 to 12/31/2014	$9.77583	$9.15323	6,819
01/01/2015 to 12/31/2015	$9.15323	$7.48729	5,482
01/01/2016 to 12/31/2016	$7.48729	$8.26436	5,361
01/01/2017 to 12/31/2017	$8.26436	$10.26013	5,788
01/01/2018 to 12/31/2018	$10.26013	$8.66206	3,605
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.79094	$10.36581	268,935
01/01/2010 to 12/31/2010	$10.36581	$11.25907	228,760
01/01/2011 to 12/31/2011	$11.25907	$11.17037	204,746
01/01/2012 to 12/31/2012	$11.17037	$12.11087	224,249
01/01/2013 to 12/31/2013	$12.11087	$12.99269	219,352
01/01/2014 to 12/31/2014	$12.99269	$13.50004	211,989
01/01/2015 to 12/31/2015	$13.50004	$13.28033	176,004
01/01/2016 to 12/31/2016	$13.28033	$13.76672	164,242
01/01/2017 to 12/31/2017	$13.76672	$14.89387	158,028
01/01/2018 to 12/31/2018	$14.89387	$14.21363	134,472
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01845	$10.06852	0
01/01/2012 to 12/31/2012	$10.06852	$10.59337	0
01/01/2013 to 12/31/2013	$10.59337	$10.16535	0
01/01/2014 to 12/31/2014	$10.16535	$10.59073	4,163
01/01/2015 to 12/31/2015	$10.59073	$10.37559	468
01/01/2016 to 12/31/2016	$10.37559	$10.62155	84,860
01/01/2017 to 12/31/2017	$10.62155	$11.02598	82,949
01/01/2018 to 12/31/2018	$11.02598	$10.74191	80,513
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.56357	$8.12237	45,529
01/01/2010 to 12/31/2010	$8.12237	$9.49626	50,405
01/01/2011 to 12/31/2011	$9.49626	$8.74891	46,845
01/01/2012 to 12/31/2012	$8.74891	$9.70445	52,229
01/01/2013 to 12/31/2013	$9.70445	$11.15591	54,963
01/01/2014 to 12/31/2014	$11.15591	$11.96654	54,792
01/01/2015 to 12/31/2015	$11.96654	$11.68283	77,172
01/01/2016 to 12/31/2016	$11.68283	$12.63520	74,690
01/01/2017 to 12/31/2017	$12.63520	$14.41031	121,659
01/01/2018 to 12/31/2018	$14.41031	$13.07898	109,009
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99853	$11.66723	0
01/01/2014 to 12/31/2014	$11.66723	$13.20774	0
01/01/2015 to 12/31/2015	$13.20774	$13.17437	0
01/01/2016 to 12/31/2016	$13.17437	$14.34682	0
01/01/2017 to 12/31/2017	$14.34682	$17.11156	0
01/01/2018 to 12/31/2018	$17.11156	$15.60534	0

A 193

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.47223	$7.74505	55,099
01/01/2010 to 12/31/2010	$7.74505	$8.75311	55,189
01/01/2011 to 12/31/2011	$8.75311	$8.89581	48,035
01/01/2012 to 12/31/2012	$8.89581	$10.38147	27,114
01/01/2013 to 12/31/2013	$10.38147	$13.50491	25,295
01/01/2014 to 12/31/2014	$13.50491	$15.54963	22,341
01/01/2015 to 12/31/2015	$15.54963	$15.74498	19,837
01/01/2016 to 12/31/2016	$15.74498	$17.76347	7,990
01/01/2017 to 12/31/2017	$17.76347	$21.33311	8,852
01/01/2018 to 12/31/2018	$21.33311	$19.23205	8,843
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99853	$8.89271	0
01/01/2012 to 12/31/2012	$8.89271	$9.88459	2,872
01/01/2013 to 12/31/2013	$9.88459	$11.88454	0
01/01/2014 to 12/31/2014	$11.88454	$12.43338	0
01/01/2015 to 12/31/2015	$12.43338	$12.23194	0
01/01/2016 to 12/31/2016	$12.23194	$12.77573	0
01/01/2017 to 12/31/2017	$12.77573	$14.83331	0
01/01/2018 to 12/31/2018	$14.83331	$13.61850	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.34068	$8.89743	93,852
01/01/2010 to 12/31/2010	$8.89743	$9.78180	101,992
01/01/2011 to 12/31/2011	$9.78180	$9.43446	92,172
01/01/2012 to 12/31/2012	$9.43446	$10.22030	99,314
01/01/2013 to 12/31/2013	$10.22030	$11.28849	97,483
01/01/2014 to 12/31/2014	$11.28849	$11.65882	56,732
01/01/2015 to 12/31/2015	$11.65882	$11.43363	50,191
01/01/2016 to 12/31/2016	$11.43363	$11.77263	43,969
01/01/2017 to 12/31/2017	$11.77263	$13.44230	41,552
01/01/2018 to 12/31/2018	$13.44230	$12.15983	35,312
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$5.96393	$7.77201	5,885
01/01/2010 to 12/31/2010	$7.77201	$10.11934	5,696
01/01/2011 to 12/31/2011	$10.11934	$8.63723	15,941
01/01/2012 to 12/31/2012	$8.63723	$10.18740	14,930
01/01/2013 to 12/31/2013	$10.18740	$14.09149	13,437
01/01/2014 to 12/31/2014	$14.09149	$14.52630	10,653
01/01/2015 to 12/31/2015	$14.52630	$14.45989	10,204
01/01/2016 to 12/31/2016	$14.45989	$15.29843	4,135
01/01/2017 to 12/31/2017	$15.29843	$19.19003	3,842
01/01/2018 to 12/31/2018	$19.19003	$16.80488	3,491
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.65658	$8.75597	5,884
01/01/2010 to 12/31/2010	$8.75597	$11.73364	8,458
01/01/2011 to 12/31/2011	$11.73364	$11.41357	7,392
01/01/2012 to 12/31/2012	$11.41357	$12.57661	8,095
01/01/2013 to 12/31/2013	$12.57661	$16.69967	8,955
01/01/2014 to 12/31/2014	$16.69967	$17.03092	6,747
01/01/2015 to 12/31/2015	$17.03092	$16.86115	5,436
01/01/2016 to 12/31/2016	$16.86115	$18.56399	3,991
01/01/2017 to 12/31/2017	$18.56399	$22.59798	4,690
01/01/2018 to 12/31/2018	$22.59798	$20.33071	2,450

A 194

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.69183	$8.34836	29,973
01/01/2010 to 12/31/2010	$8.34836	$10.33253	29,534
01/01/2011 to 12/31/2011	$10.33253	$9.54341	24,414
01/01/2012 to 12/31/2012	$9.54341	$11.07695	21,483
01/01/2013 to 12/31/2013	$11.07695	$14.95088	21,077
01/01/2014 to 12/31/2014	$14.95088	$15.46032	18,634
01/01/2015 to 12/31/2015	$15.46032	$14.53240	16,811
01/01/2016 to 12/31/2016	$14.53240	$18.44507	8,369
01/01/2017 to 12/31/2017	$18.44507	$19.45108	7,537
01/01/2018 to 12/31/2018	$19.45108	$15.84289	6,954
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.06926	$9.83995	247,655
01/01/2010 to 12/31/2010	$9.83995	$10.78102	261,852
01/01/2011 to 12/31/2011	$10.78102	$10.80085	248,088
01/01/2012 to 12/31/2012	$10.80085	$12.04164	315,138
01/01/2013 to 12/31/2013	$12.04164	$13.81992	316,933
01/01/2014 to 12/31/2014	$13.81992	$14.37370	220,325
01/01/2015 to 12/31/2015	$14.37370	$14.12545	205,533
01/01/2016 to 12/31/2016	$14.12545	$14.92304	178,518
01/01/2017 to 12/31/2017	$14.92304	$16.91860	177,063
01/01/2018 to 12/31/2018	$16.91860	$15.73263	150,180
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.49123	$9.77985	1,785
01/01/2010 to 12/31/2010	$9.77985	$11.12583	1,784
01/01/2011 to 12/31/2011	$11.12583	$10.74403	1,737
01/01/2012 to 12/31/2012	$10.74403	$12.40948	7,114
01/01/2013 to 12/31/2013	$12.40948	$17.55696	8,615
01/01/2014 to 12/31/2014	$17.55696	$18.68581	8,205
01/01/2015 to 12/31/2015	$18.68581	$20.11449	9,158
01/01/2016 to 12/31/2016	$20.11449	$20.29270	9,644
01/01/2017 to 12/31/2017	$20.29270	$27.48736	13,541
01/01/2018 to 12/31/2018	$27.48736	$28.04255	9,166
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.73868	$7.82812	9,758
01/01/2010 to 12/31/2010	$7.82812	$8.64657	9,223
01/01/2011 to 12/31/2011	$8.64657	$8.45207	8,314
01/01/2012 to 12/31/2012	$8.45207	$9.41504	8,101
01/01/2013 to 12/31/2013	$9.41504	$12.45129	5,973
01/01/2014 to 12/31/2014	$12.45129	$12.42173	5,701
01/01/2015 to 12/31/2015	$12.42173	$11.46220	5,835
01/01/2016 to 12/31/2016	$11.46220	$11.94999	4,642
01/01/2017 to 12/31/2017	$11.94999	$13.68240	4,523
01/01/2018 to 12/31/2018	$13.68240	$12.13415	4,085
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.65868	$9.76890	42,059
01/01/2010 to 12/31/2010	$9.76890	$11.55903	45,394
01/01/2011 to 12/31/2011	$11.55903	$9.66094	43,261
01/01/2012 to 12/31/2012	$9.66094	$9.83312	43,770
01/01/2013 to 12/31/2013	$9.83312	$11.14493	44,395
01/01/2014 to 12/31/2014	$11.14493	$10.03245	39,488
01/01/2015 to 12/31/2015	$10.03245	$7.95758	35,430
01/01/2016 to 12/31/2016	$7.95758	$9.74139	30,278
01/01/2017 to 12/31/2017	$9.74139	$10.55585	27,253
01/01/2018 to 12/31/2018	$10.55585	$8.64152	21,668

A 195

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.62110	$11.69736	25,439
01/01/2010 to 12/31/2010	$11.69736	$12.15050	22,561
01/01/2011 to 12/31/2011	$12.15050	$12.42820	9,574
01/01/2012 to 12/31/2012	$12.42820	$12.84611	9,428
01/01/2013 to 12/31/2013	$12.84611	$12.14534	7,262
01/01/2014 to 12/31/2014	$12.14534	$11.99695	4,700
01/01/2015 to 12/31/2015	$11.99695	$11.24056	4,819
01/01/2016 to 12/31/2016	$11.24056	$11.52343	4,114
01/01/2017 to 12/31/2017	$11.52343	$11.55122	4,268
01/01/2018 to 12/31/2018	$11.55122	$11.57265	3,730
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.37746	$8.70075	11,735
01/01/2010 to 12/31/2010	$8.70075	$10.56476	8,320
01/01/2011 to 12/31/2011	$10.56476	$10.02005	6,173
01/01/2012 to 12/31/2012	$10.02005	$11.65476	6,184
01/01/2013 to 12/31/2013	$11.65476	$15.15987	6,900
01/01/2014 to 12/31/2014	$15.15987	$17.12104	6,889
01/01/2015 to 12/31/2015	$17.12104	$15.70686	6,247
01/01/2016 to 12/31/2016	$15.70686	$17.58913	6,249
01/01/2017 to 12/31/2017	$17.58913	$20.48067	5,910
01/01/2018 to 12/31/2018	$20.48067	$16.79201	5,847
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.48888	$8.18645	29,000
01/01/2010 to 12/31/2010	$8.18645	$9.21884	30,956
01/01/2011 to 12/31/2011	$9.21884	$8.74318	26,079
01/01/2012 to 12/31/2012	$8.74318	$9.53381	26,628
01/01/2013 to 12/31/2013	$9.53381	$11.28536	28,171
01/01/2014 to 12/31/2014	$11.28536	$11.69594	27,288
01/01/2015 to 12/31/2015	$11.69594	$11.41643	27,272
01/01/2016 to 12/31/2016	$11.41643	$11.94668	27,264
01/01/2017 to 12/31/2017	$11.94668	$13.33135	23,852
01/01/2018 to 12/31/2018	$13.33135	$12.43990	31,589
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.29077	$10.18779	14,177
01/01/2010 to 12/31/2010	$10.18779	$10.78811	14,172
01/01/2011 to 12/31/2011	$10.78811	$11.23601	11,870
01/01/2012 to 12/31/2012	$11.23601	$11.90383	12,399
01/01/2013 to 12/31/2013	$11.90383	$11.51876	9,236
01/01/2014 to 12/31/2014	$11.51876	$12.12944	8,780
01/01/2015 to 12/31/2015	$12.12944	$12.06224	4,809
01/01/2016 to 12/31/2016	$12.06224	$12.45965	4,568
01/01/2017 to 12/31/2017	$12.45965	$13.01196	8,757
01/01/2018 to 12/31/2018	$13.01196	$12.49119	16,136
*Denotes the start date of these sub-accounts

A 196

PREMIER X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With only HD GRO (1.90%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.87551	$9.61124	459,255
01/01/2010 to 12/31/2010	$9.61124	$10.56057	547,140
01/01/2011 to 12/31/2011	$10.56057	$10.08836	450,724
01/01/2012 to 12/31/2012	$10.08836	$11.14410	513,039
01/01/2013 to 12/31/2013	$11.14410	$12.02719	499,169
01/01/2014 to 12/31/2014	$12.02719	$12.25357	474,577
01/01/2015 to 12/31/2015	$12.25357	$11.63795	350,400
01/01/2016 to 12/31/2016	$11.63795	$12.14510	298,297
01/01/2017 to 12/31/2017	$12.14510	$13.41929	304,053
01/01/2018 to 12/31/2018	$13.41929	$12.09634	197,066
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.87680	$9.75519	131,788
01/01/2010 to 12/31/2010	$9.75519	$10.88553	135,608
01/01/2011 to 12/31/2011	$10.88553	$10.69481	114,020
01/01/2012 to 12/31/2012	$10.69481	$11.92762	134,628
01/01/2013 to 12/31/2013	$11.92762	$13.64323	127,009
01/01/2014 to 12/31/2014	$13.64323	$14.20668	132,813
01/01/2015 to 12/31/2015	$14.20668	$14.05364	119,413
01/01/2016 to 12/31/2016	$14.05364	$14.77218	110,778
01/01/2017 to 12/31/2017	$14.77218	$16.95135	106,600
01/01/2018 to 12/31/2018	$16.95135	$15.65435	90,868
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99845	$11.62000	0
01/01/2014 to 12/31/2014	$11.62000	$12.90512	0
01/01/2015 to 12/31/2015	$12.90512	$12.88317	0
01/01/2016 to 12/31/2016	$12.88317	$13.99667	0
01/01/2017 to 12/31/2017	$13.99667	$16.77694	0
01/01/2018 to 12/31/2018	$16.77694	$15.12325	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.14626	$9.85682	514,826
01/01/2010 to 12/31/2010	$9.85682	$10.86424	623,828
01/01/2011 to 12/31/2011	$10.86424	$10.53238	513,328
01/01/2012 to 12/31/2012	$10.53238	$11.62514	568,077
01/01/2013 to 12/31/2013	$11.62514	$13.42168	444,967
01/01/2014 to 12/31/2014	$13.42168	$14.03040	455,228
01/01/2015 to 12/31/2015	$14.03040	$13.83427	415,432
01/01/2016 to 12/31/2016	$13.83427	$14.43195	315,707
01/01/2017 to 12/31/2017	$14.43195	$16.27468	332,558
01/01/2018 to 12/31/2018	$16.27468	$15.18157	233,751
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99793	$9.15301	0
01/01/2012 to 12/31/2012	$9.15301	$10.05053	0
01/01/2013 to 12/31/2013	$10.05053	$10.93367	0
01/01/2014 to 12/31/2014	$10.93367	$11.25504	4,310
01/01/2015 to 12/31/2015	$11.25504	$10.71373	4,362
01/01/2016 to 12/31/2016	$10.71373	$11.24629	4,366
01/01/2017 to 12/31/2017	$11.24629	$12.42906	4,410
01/01/2018 to 12/31/2018	$12.42906	$11.55230	4,425

A 197

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.63495	$11.50428	1,394
01/01/2010 to 12/31/2010	$11.50428	$11.72999	1,551
01/01/2011 to 12/31/2011	$11.72999	$11.77036	1,375
01/01/2012 to 12/31/2012	$11.77036	$12.09290	1,472
01/01/2013 to 12/31/2013	$12.09290	$11.60948	1,605
01/01/2014 to 12/31/2014	$11.60948	$11.38187	5,756
01/01/2015 to 12/31/2015	$11.38187	$11.22372	5,581
01/01/2016 to 12/31/2016	$11.22372	$11.19506	8,060
01/01/2017 to 12/31/2017	$11.19506	$11.17391	6,422
01/01/2018 to 12/31/2018	$11.17391	$11.04621	9,256
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.48811	$11.99359	123,840
01/01/2010 to 12/31/2010	$11.99359	$12.67844	157,774
01/01/2011 to 12/31/2011	$12.67844	$12.83777	136,313
01/01/2012 to 12/31/2012	$12.83777	$13.77245	134,484
01/01/2013 to 12/31/2013	$13.77245	$13.26724	148,327
01/01/2014 to 12/31/2014	$13.26724	$13.57074	136,201
01/01/2015 to 12/31/2015	$13.57074	$13.03698	104,671
01/01/2016 to 12/31/2016	$13.03698	$13.33538	94,765
01/01/2017 to 12/31/2017	$13.33538	$13.65822	118,280
01/01/2018 to 12/31/2018	$13.65822	$13.31366	76,597
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.02740	$11.08899	13,607
01/01/2010 to 12/31/2010	$11.08899	$12.09943	0
01/01/2011 to 12/31/2011	$12.09943	$13.48663	0
01/01/2012 to 12/31/2012	$13.48663	$13.99125	0
01/01/2013 to 12/31/2013	$13.99125	$13.29882	0
01/01/2014 to 12/31/2014	$13.29882	$13.39820	0
01/01/2015 to 12/31/2015	$13.39820	$13.25498	0
01/01/2016 to 12/31/2016	$13.25498	$13.21750	0
01/01/2017 to 12/31/2017	$13.21750	$13.06400	0
01/01/2018 to 12/31/2018	$13.06400	$12.91615	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.09626	$10.95660	9,277
01/01/2010 to 12/31/2010	$10.95660	$11.97397	2,796
01/01/2011 to 12/31/2011	$11.97397	$13.62798	0
01/01/2012 to 12/31/2012	$13.62798	$14.15708	0
01/01/2013 to 12/31/2013	$14.15708	$13.22184	0
01/01/2014 to 12/31/2014	$13.22184	$13.52858	0
01/01/2015 to 12/31/2015	$13.52858	$13.41847	0
01/01/2016 to 12/31/2016	$13.41847	$13.35923	0
01/01/2017 to 12/31/2017	$13.35923	$13.21026	0
01/01/2018 to 12/31/2018	$13.21026	$13.03612	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99897	$8.78306	0
01/01/2010 to 12/31/2010	$8.78306	$9.64023	124,160
01/01/2011 to 12/31/2011	$9.64023	$11.22759	31,645
01/01/2012 to 12/31/2012	$11.22759	$11.71417	0
01/01/2013 to 12/31/2013	$11.71417	$10.74672	0
01/01/2014 to 12/31/2014	$10.74672	$11.19591	0
01/01/2015 to 12/31/2015	$11.19591	$11.15485	13,174
01/01/2016 to 12/31/2016	$11.15485	$11.16138	13,638
01/01/2017 to 12/31/2017	$11.16138	$11.05074	11,650
01/01/2018 to 12/31/2018	$11.05074	$10.87515	15,991

A 198

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99794	$11.00110	119,889
01/01/2011 to 12/31/2011	$11.00110	$12.98795	42,207
01/01/2012 to 12/31/2012	$12.98795	$13.61130	17,563
01/01/2013 to 12/31/2013	$13.61130	$12.42241	0
01/01/2014 to 12/31/2014	$12.42241	$13.12714	0
01/01/2015 to 12/31/2015	$13.12714	$13.11205	0
01/01/2016 to 12/31/2016	$13.11205	$13.12974	0
01/01/2017 to 12/31/2017	$13.12974	$13.08914	0
01/01/2018 to 12/31/2018	$13.08914	$12.85232	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99845	$12.01256	129,732
01/01/2012 to 12/31/2012	$12.01256	$12.47759	78,339
01/01/2013 to 12/31/2013	$12.47759	$11.05160	0
01/01/2014 to 12/31/2014	$11.05160	$11.97007	0
01/01/2015 to 12/31/2015	$11.97007	$11.99313	0
01/01/2016 to 12/31/2016	$11.99313	$11.98501	0
01/01/2017 to 12/31/2017	$11.98501	$11.94661	0
01/01/2018 to 12/31/2018	$11.94661	$11.70535	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99794	$10.39215	121,338
01/01/2013 to 12/31/2013	$10.39215	$9.15827	164,475
01/01/2014 to 12/31/2014	$9.15827	$10.12164	38,753
01/01/2015 to 12/31/2015	$10.12164	$10.20188	0
01/01/2016 to 12/31/2016	$10.20188	$10.20324	0
01/01/2017 to 12/31/2017	$10.20324	$10.18326	0
01/01/2018 to 12/31/2018	$10.18326	$9.96599	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99897	$8.74369	275,406
01/01/2014 to 12/31/2014	$8.74369	$9.83272	169,571
01/01/2015 to 12/31/2015	$9.83272	$9.92342	26,580
01/01/2016 to 12/31/2016	$9.92342	$9.92442	18,632
01/01/2017 to 12/31/2017	$9.92442	$9.90371	12,942
01/01/2018 to 12/31/2018	$9.90371	$9.65558	12,936
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99897	$11.29546	53,392
01/01/2015 to 12/31/2015	$11.29546	$11.30633	187,600
01/01/2016 to 12/31/2016	$11.30633	$11.37029	0
01/01/2017 to 12/31/2017	$11.37029	$11.36299	0
01/01/2018 to 12/31/2018	$11.36299	$11.06799	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99897	$9.93127	79,694
01/01/2016 to 12/31/2016	$9.93127	$9.94890	125,781
01/01/2017 to 12/31/2017	$9.94890	$10.00015	82,763
01/01/2018 to 12/31/2018	$10.00015	$9.71067	97,019
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99794	$9.87288	243,324
01/01/2017 to 12/31/2017	$9.87288	$9.94940	167,764
01/01/2018 to 12/31/2018	$9.94940	$9.63994	185,234
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99794	$10.03006	0
01/01/2018 to 12/31/2018	$10.03006	$9.63958	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99794	$9.65559	0

A 199

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.67349	$9.43787	756,117
01/01/2010 to 12/31/2010	$9.43787	$10.50081	841,809
01/01/2011 to 12/31/2011	$10.50081	$10.05525	664,857
01/01/2012 to 12/31/2012	$10.05525	$11.22171	738,280
01/01/2013 to 12/31/2013	$11.22171	$13.51022	741,731
01/01/2014 to 12/31/2014	$13.51022	$14.18572	774,772
01/01/2015 to 12/31/2015	$14.18572	$13.99547	734,401
01/01/2016 to 12/31/2016	$13.99547	$14.67400	691,018
01/01/2017 to 12/31/2017	$14.67400	$16.97750	638,816
01/01/2018 to 12/31/2018	$16.97750	$15.62338	596,246
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99845	$11.64134	43,384
01/01/2014 to 12/31/2014	$11.64134	$12.97911	71,494
01/01/2015 to 12/31/2015	$12.97911	$12.28214	75,340
01/01/2016 to 12/31/2016	$12.28214	$13.84884	72,131
01/01/2017 to 12/31/2017	$13.84884	$16.09251	14,411
01/01/2018 to 12/31/2018	$16.09251	$15.03830	12,275
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$8.05893	$10.43374	769
01/01/2010 to 12/31/2010	$10.43374	$13.17714	4,215
01/01/2011 to 12/31/2011	$13.17714	$13.78398	2,362
01/01/2012 to 12/31/2012	$13.78398	$15.60270	2,957
01/01/2013 to 12/31/2013	$15.60270	$15.79154	4,165
01/01/2014 to 12/31/2014	$15.79154	$20.28799	4,072
01/01/2015 to 12/31/2015	$20.28799	$20.87413	3,667
01/01/2016 to 12/31/2016	$20.87413	$21.47226	5,827
01/01/2017 to 12/31/2017	$21.47226	$22.38901	3,246
01/01/2018 to 12/31/2018	$22.38901	$20.92457	1,771
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.23357	$8.79176	59,158
01/01/2010 to 12/31/2010	$8.79176	$9.86717	122,916
01/01/2011 to 12/31/2011	$9.86717	$9.53771	106,370
01/01/2012 to 12/31/2012	$9.53771	$10.35497	132,161
01/01/2013 to 12/31/2013	$10.35497	$11.66190	128,615
01/01/2014 to 12/31/2014	$11.66190	$11.80502	108,153
01/01/2015 to 12/31/2015	$11.80502	$11.69967	77,641
01/01/2016 to 12/31/2016	$11.69967	$11.97033	65,713
01/01/2017 to 12/31/2017	$11.97033	$13.68273	72,691
01/01/2018 to 12/31/2018	$13.68273	$12.38625	48,891
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10747	$8.09735	5,233
01/01/2010 to 12/31/2010	$8.09735	$9.55158	6,010
01/01/2011 to 12/31/2011	$9.55158	$8.90131	4,981
01/01/2012 to 12/31/2012	$8.90131	$11.07650	5,740
01/01/2013 to 12/31/2013	$11.07650	$11.34251	6,964
01/01/2014 to 12/31/2014	$11.34251	$12.68089	6,603
01/01/2015 to 12/31/2015	$12.68089	$12.43322	6,334
01/01/2016 to 12/31/2016	$12.43322	$12.31114	6,419
01/01/2017 to 12/31/2017	$12.31114	$13.39748	6,323
01/01/2018 to 12/31/2018	$13.39748	$12.52708	5,407

A 200

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.08000	$8.28115	15,497
01/01/2010 to 12/31/2010	$8.28115	$9.17397	14,804
01/01/2011 to 12/31/2011	$9.17397	$8.50626	12,131
01/01/2012 to 12/31/2012	$8.50626	$9.98923	5,308
01/01/2013 to 12/31/2013	$9.98923	$13.09110	5,072
01/01/2014 to 12/31/2014	$13.09110	$14.53422	4,898
01/01/2015 to 12/31/2015	$14.53422	$13.60408	49,267
01/01/2016 to 12/31/2016	$13.60408	$14.89186	46,318
01/01/2017 to 12/31/2017	$14.89186	$16.03931	26,804
01/01/2018 to 12/31/2018	$16.03931	$14.39645	19,549
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.49295	$11.55150	21,686
01/01/2010 to 12/31/2010	$11.55150	$13.58365	27,187
01/01/2011 to 12/31/2011	$13.58365	$12.93390	14,769
01/01/2012 to 12/31/2012	$12.93390	$15.18202	17,529
01/01/2013 to 12/31/2013	$15.18202	$19.69518	20,385
01/01/2014 to 12/31/2014	$19.69518	$21.55589	20,032
01/01/2015 to 12/31/2015	$21.55589	$19.95117	22,013
01/01/2016 to 12/31/2016	$19.95117	$19.90208	23,424
01/01/2017 to 12/31/2017	$19.90208	$24.82335	20,305
01/01/2018 to 12/31/2018	$24.82335	$23.29855	18,490
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.60464	$9.20795	169,953
01/01/2010 to 12/31/2010	$9.20795	$10.08437	246,741
01/01/2011 to 12/31/2011	$10.08437	$9.84640	224,887
01/01/2012 to 12/31/2012	$9.84640	$10.64133	245,096
01/01/2013 to 12/31/2013	$10.64133	$11.46849	225,315
01/01/2014 to 12/31/2014	$11.46849	$11.70945	215,047
01/01/2015 to 12/31/2015	$11.70945	$11.38653	184,616
01/01/2016 to 12/31/2016	$11.38653	$11.76203	174,950
01/01/2017 to 12/31/2017	$11.76203	$12.96113	172,245
01/01/2018 to 12/31/2018	$12.96113	$11.82057	100,737
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.63187	$9.50032	20,133
01/01/2010 to 12/31/2010	$9.50032	$11.81873	26,327
01/01/2011 to 12/31/2011	$11.81873	$11.74963	16,354
01/01/2012 to 12/31/2012	$11.74963	$13.33932	19,728
01/01/2013 to 12/31/2013	$13.33932	$18.17136	20,367
01/01/2014 to 12/31/2014	$18.17136	$19.11607	20,149
01/01/2015 to 12/31/2015	$19.11607	$17.72888	19,520
01/01/2016 to 12/31/2016	$17.72888	$21.62906	16,712
01/01/2017 to 12/31/2017	$21.62906	$23.81391	21,667
01/01/2018 to 12/31/2018	$23.81391	$20.08078	12,763
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.55683	$10.38554	4,216
01/01/2010 to 12/31/2010	$10.38554	$10.19444	3,814
01/01/2011 to 12/31/2011	$10.19444	$10.00685	9,408
01/01/2012 to 12/31/2012	$10.00685	$9.82027	6,733
01/01/2013 to 12/31/2013	$9.82027	$9.63721	15,972
01/01/2014 to 12/31/2014	$9.63721	$9.45754	4,768
01/01/2015 to 12/31/2015	$9.45754	$9.28120	3,989
01/01/2016 to 12/31/2016	$9.28120	$9.10865	3,962
01/01/2017 to 12/31/2017	$9.10865	$8.96960	4,578
01/01/2018 to 12/31/2018	$8.96960	$8.91584	4,074

A 201

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.82946	$10.41539	8,617
01/01/2010 to 12/31/2010	$10.41539	$11.60106	8,821
01/01/2011 to 12/31/2011	$11.60106	$11.74628	7,557
01/01/2012 to 12/31/2012	$11.74628	$13.12633	6,923
01/01/2013 to 12/31/2013	$13.12633	$13.80651	6,643
01/01/2014 to 12/31/2014	$13.80651	$13.89564	6,203
01/01/2015 to 12/31/2015	$13.89564	$13.15056	2,958
01/01/2016 to 12/31/2016	$13.15056	$14.89286	2,382
01/01/2017 to 12/31/2017	$14.89286	$15.70790	2,435
01/01/2018 to 12/31/2018	$15.70790	$15.10730	1,168
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.69520	$7.84723	10,059
01/01/2010 to 12/31/2010	$7.84723	$8.71427	10,566
01/01/2011 to 12/31/2011	$8.71427	$8.19415	1,091
01/01/2012 to 12/31/2012	$8.19415	$9.39903	953
01/01/2013 to 12/31/2013	$9.39903	$12.90063	2,271
01/01/2014 to 12/31/2014	$12.90063	$14.40039	2,148
01/01/2015 to 12/31/2015	$14.40039	$13.02449	2,030
01/01/2016 to 12/31/2016	$13.02449	$15.32414	1,916
01/01/2017 to 12/31/2017	$15.32414	$17.92553	1,961
01/01/2018 to 12/31/2018	$17.92553	$15.10006	2,085
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.04263	$8.02258	11,074
01/01/2010 to 12/31/2010	$8.02258	$9.01442	17,704
01/01/2011 to 12/31/2011	$9.01442	$7.70310	13,585
01/01/2012 to 12/31/2012	$7.70310	$9.09880	14,349
01/01/2013 to 12/31/2013	$9.09880	$10.63067	15,992
01/01/2014 to 12/31/2014	$10.63067	$9.85596	17,403
01/01/2015 to 12/31/2015	$9.85596	$9.97669	15,726
01/01/2016 to 12/31/2016	$9.97669	$9.42122	14,839
01/01/2017 to 12/31/2017	$9.42122	$12.52154	13,703
01/01/2018 to 12/31/2018	$12.52154	$10.64881	11,202
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.89463	$8.82960	8,210
01/01/2010 to 12/31/2010	$8.82960	$9.62539	14,616
01/01/2011 to 12/31/2011	$9.62539	$8.26071	11,572
01/01/2012 to 12/31/2012	$8.26071	$9.45839	14,585
01/01/2013 to 12/31/2013	$9.45839	$11.08897	15,914
01/01/2014 to 12/31/2014	$11.08897	$10.15269	16,984
01/01/2015 to 12/31/2015	$10.15269	$10.04476	14,227
01/01/2016 to 12/31/2016	$10.04476	$9.91511	13,103
01/01/2017 to 12/31/2017	$9.91511	$11.95053	12,985
01/01/2018 to 12/31/2018	$11.95053	$9.83419	10,951
AST Investment Grade Bond Portfolio
01/01/2009 to 12/31/2009	$10.71068	$11.69915	0
01/01/2010 to 12/31/2010	$11.69915	$12.72222	0
01/01/2011 to 12/31/2011	$12.72222	$14.03915	734,889
01/01/2012 to 12/31/2012	$14.03915	$15.07214	258,045
01/01/2013 to 12/31/2013	$15.07214	$14.32043	52,353
01/01/2014 to 12/31/2014	$14.32043	$14.99915	50,748
01/01/2015 to 12/31/2015	$14.99915	$14.89212	245,388
01/01/2016 to 12/31/2016	$14.89212	$15.22952	282,827
01/01/2017 to 12/31/2017	$15.22952	$15.59076	124,588
01/01/2018 to 12/31/2018	$15.59076	$15.25764	568,698

A 202

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.12925	$8.86201	51,073
01/01/2010 to 12/31/2010	$8.86201	$9.89847	81,692
01/01/2011 to 12/31/2011	$9.89847	$9.65878	78,604
01/01/2012 to 12/31/2012	$9.65878	$10.76599	95,134
01/01/2013 to 12/31/2013	$10.76599	$12.28543	98,613
01/01/2014 to 12/31/2014	$12.28543	$12.82372	88,945
01/01/2015 to 12/31/2015	$12.82372	$12.45281	89,036
01/01/2016 to 12/31/2016	$12.45281	$12.85872	56,941
01/01/2017 to 12/31/2017	$12.85872	$14.75940	34,110
01/01/2018 to 12/31/2018	$14.75940	$13.41510	30,598
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.91534	$10.55484	27,364
01/01/2010 to 12/31/2010	$10.55484	$11.10084	29,556
01/01/2011 to 12/31/2011	$11.10084	$9.89724	16,203
01/01/2012 to 12/31/2012	$9.89724	$11.84030	8,507
01/01/2013 to 12/31/2013	$11.84030	$13.40435	8,589
01/01/2014 to 12/31/2014	$13.40435	$12.31706	27,297
01/01/2015 to 12/31/2015	$12.31706	$11.74957	30,849
01/01/2016 to 12/31/2016	$11.74957	$11.75379	30,481
01/01/2017 to 12/31/2017	$11.75379	$14.95336	15,959
01/01/2018 to 12/31/2018	$14.95336	$12.10962	13,068
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.35251	$11.19913	73,978
01/01/2010 to 12/31/2010	$11.19913	$11.79468	48,426
01/01/2011 to 12/31/2011	$11.79468	$11.60212	49,180
01/01/2012 to 12/31/2012	$11.60212	$12.60601	53,878
01/01/2013 to 12/31/2013	$12.60601	$13.73586	36,383
01/01/2014 to 12/31/2014	$13.73586	$14.21417	45,099
01/01/2015 to 12/31/2015	$14.21417	$13.92364	33,313
01/01/2016 to 12/31/2016	$13.92364	$14.18908	26,058
01/01/2017 to 12/31/2017	$14.18908	$15.61599	26,386
01/01/2018 to 12/31/2018	$15.61599	$14.53777	17,962
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08384	$10.28767	0
01/01/2010 to 12/31/2010	$10.28767	$11.23842	0
01/01/2011 to 12/31/2011	$11.23842	$11.10228	0
01/01/2012 to 12/31/2012	$11.10228	$12.54958	0
01/01/2013 to 12/31/2013	$12.54958	$16.81014	0
01/01/2014 to 12/31/2014	$16.81014	$18.06453	0
01/01/2015 to 12/31/2015	$18.06453	$19.61300	2,118
01/01/2016 to 12/31/2016	$19.61300	$18.96618	741
01/01/2017 to 12/31/2017	$18.96618	$25.28266	0
01/01/2018 to 12/31/2018	$25.28266	$24.40884	993
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.14281	$9.09565	38,033
01/01/2010 to 12/31/2010	$9.09565	$10.68915	44,092
01/01/2011 to 12/31/2011	$10.68915	$10.39424	22,878
01/01/2012 to 12/31/2012	$10.39424	$11.45130	22,256
01/01/2013 to 12/31/2013	$11.45130	$15.35214	21,596
01/01/2014 to 12/31/2014	$15.35214	$16.66134	39,466
01/01/2015 to 12/31/2015	$16.66134	$17.99738	32,787
01/01/2016 to 12/31/2016	$17.99738	$18.64743	29,755
01/01/2017 to 12/31/2017	$18.64743	$24.33805	34,720
01/01/2018 to 12/31/2018	$24.33805	$23.23975	26,928

A 203

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.87094	$11.44852	4,567
01/01/2010 to 12/31/2010	$11.44852	$12.58852	11,176
01/01/2011 to 12/31/2011	$12.58852	$11.96714	5,867
01/01/2012 to 12/31/2012	$11.96714	$14.45384	11,046
01/01/2013 to 12/31/2013	$14.45384	$18.10409	12,567
01/01/2014 to 12/31/2014	$18.10409	$18.41149	14,773
01/01/2015 to 12/31/2015	$18.41149	$17.80334	14,800
01/01/2016 to 12/31/2016	$17.80334	$18.71472	14,304
01/01/2017 to 12/31/2017	$18.71472	$22.74531	15,526
01/01/2018 to 12/31/2018	$22.74531	$20.18675	9,819
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.15973	$9.95377	7,371
01/01/2010 to 12/31/2010	$9.95377	$11.01704	7,855
01/01/2011 to 12/31/2011	$11.01704	$10.74757	6,683
01/01/2012 to 12/31/2012	$10.74757	$12.34872	1,327
01/01/2013 to 12/31/2013	$12.34872	$16.56683	1,193
01/01/2014 to 12/31/2014	$16.56683	$17.67384	1,088
01/01/2015 to 12/31/2015	$17.67384	$18.59801	1,472
01/01/2016 to 12/31/2016	$18.59801	$18.60078	1,286
01/01/2017 to 12/31/2017	$18.60078	$23.86058	1,333
01/01/2018 to 12/31/2018	$23.86058	$23.91659	6,904
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99846	$10.18849	0
01/01/2013 to 12/31/2013	$10.18849	$13.44856	0
01/01/2014 to 12/31/2014	$13.44856	$14.54628	0
01/01/2015 to 12/31/2015	$14.54628	$14.17185	1,471
01/01/2016 to 12/31/2016	$14.17185	$15.77817	1,580
01/01/2017 to 12/31/2017	$15.77817	$18.16979	13,434
01/01/2018 to 12/31/2018	$18.16979	$16.01928	9,983
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.77336	$9.34880	12,468
01/01/2010 to 12/31/2010	$9.34880	$11.32466	18,504
01/01/2011 to 12/31/2011	$11.32466	$10.83771	11,663
01/01/2012 to 12/31/2012	$10.83771	$12.45694	13,801
01/01/2013 to 12/31/2013	$12.45694	$17.36010	13,123
01/01/2014 to 12/31/2014	$17.36010	$19.46415	12,801
01/01/2015 to 12/31/2015	$19.46415	$18.02443	12,120
01/01/2016 to 12/31/2016	$18.02443	$20.91363	18,550
01/01/2017 to 12/31/2017	$20.91363	$23.35481	15,111
01/01/2018 to 12/31/2018	$23.35481	$19.14848	10,835
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99846	$10.30845	27,511
01/01/2013 to 12/31/2013	$10.30845	$12.02970	26,678
01/01/2014 to 12/31/2014	$12.02970	$12.41205	35,422
01/01/2015 to 12/31/2015	$12.41205	$12.02933	24,746
01/01/2016 to 12/31/2016	$12.02933	$12.31563	20,738
01/01/2017 to 12/31/2017	$12.31563	$14.07992	28,370
01/01/2018 to 12/31/2018	$14.07992	$12.67260	26,608

A 204

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56843	$9.09942	32,359
01/01/2010 to 12/31/2010	$9.09942	$10.91854	41,589
01/01/2011 to 12/31/2011	$10.91854	$8.54304	29,187
01/01/2012 to 12/31/2012	$8.54304	$9.88663	32,287
01/01/2013 to 12/31/2013	$9.88663	$9.72394	42,005
01/01/2014 to 12/31/2014	$9.72394	$9.09576	42,070
01/01/2015 to 12/31/2015	$9.09576	$7.43308	42,221
01/01/2016 to 12/31/2016	$7.43308	$8.19659	37,026
01/01/2017 to 12/31/2017	$8.19659	$10.16599	35,195
01/01/2018 to 12/31/2018	$10.16599	$8.57414	28,225
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.96271	$10.55805	87,109
01/01/2010 to 12/31/2010	$10.55805	$11.45661	157,813
01/01/2011 to 12/31/2011	$11.45661	$11.35524	152,754
01/01/2012 to 12/31/2012	$11.35524	$12.29917	217,057
01/01/2013 to 12/31/2013	$12.29917	$13.18173	304,081
01/01/2014 to 12/31/2014	$13.18173	$13.68306	218,267
01/01/2015 to 12/31/2015	$13.68306	$13.44709	188,773
01/01/2016 to 12/31/2016	$13.44709	$13.92613	182,548
01/01/2017 to 12/31/2017	$13.92613	$15.05168	142,902
01/01/2018 to 12/31/2018	$15.05168	$14.34996	124,847
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01837	$10.06686	0
01/01/2012 to 12/31/2012	$10.06686	$10.58122	0
01/01/2013 to 12/31/2013	$10.58122	$10.14377	0
01/01/2014 to 12/31/2014	$10.14377	$10.55797	0
01/01/2015 to 12/31/2015	$10.55797	$10.33332	4,060
01/01/2016 to 12/31/2016	$10.33332	$10.56789	22,950
01/01/2017 to 12/31/2017	$10.56789	$10.95948	6,301
01/01/2018 to 12/31/2018	$10.95948	$10.66654	6,130
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.65616	$8.22871	194,848
01/01/2010 to 12/31/2010	$8.22871	$9.61112	231,128
01/01/2011 to 12/31/2011	$9.61112	$8.84603	139,885
01/01/2012 to 12/31/2012	$8.84603	$9.80252	178,028
01/01/2013 to 12/31/2013	$9.80252	$11.25762	166,562
01/01/2014 to 12/31/2014	$11.25762	$12.06381	183,533
01/01/2015 to 12/31/2015	$12.06381	$11.76630	363,416
01/01/2016 to 12/31/2016	$11.76630	$12.71301	330,464
01/01/2017 to 12/31/2017	$12.71301	$14.48482	650,017
01/01/2018 to 12/31/2018	$14.48482	$13.13365	493,179
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99845	$11.65946	0
01/01/2014 to 12/31/2014	$11.65946	$13.18604	0
01/01/2015 to 12/31/2015	$13.18604	$13.13983	0
01/01/2016 to 12/31/2016	$13.13983	$14.29527	0
01/01/2017 to 12/31/2017	$14.29527	$17.03345	0
01/01/2018 to 12/31/2018	$17.03345	$15.51875	0

A 205

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.91030	$8.26135	0
01/01/2010 to 12/31/2010	$8.26135	$9.32751	0
01/01/2011 to 12/31/2011	$9.32751	$9.47038	0
01/01/2012 to 12/31/2012	$9.47038	$11.04111	0
01/01/2013 to 12/31/2013	$11.04111	$14.34896	1,260
01/01/2014 to 12/31/2014	$14.34896	$16.50528	4,904
01/01/2015 to 12/31/2015	$16.50528	$16.69627	4,988
01/01/2016 to 12/31/2016	$16.69627	$18.81825	4,467
01/01/2017 to 12/31/2017	$18.81825	$22.57768	6,266
01/01/2018 to 12/31/2018	$22.57768	$20.33391	5,226
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99845	$8.88686	0
01/01/2012 to 12/31/2012	$8.88686	$9.86852	0
01/01/2013 to 12/31/2013	$9.86852	$11.85371	0
01/01/2014 to 12/31/2014	$11.85371	$12.38895	0
01/01/2015 to 12/31/2015	$12.38895	$12.17621	0
01/01/2016 to 12/31/2016	$12.17621	$12.70508	0
01/01/2017 to 12/31/2017	$12.70508	$14.73693	0
01/01/2018 to 12/31/2018	$14.73693	$13.51664	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.33582	$8.88278	62,367
01/01/2010 to 12/31/2010	$8.88278	$9.75608	188,331
01/01/2011 to 12/31/2011	$9.75608	$9.40046	153,263
01/01/2012 to 12/31/2012	$9.40046	$10.17351	178,973
01/01/2013 to 12/31/2013	$10.17351	$11.22577	180,391
01/01/2014 to 12/31/2014	$11.22577	$11.58269	147,680
01/01/2015 to 12/31/2015	$11.58269	$11.34785	169,895
01/01/2016 to 12/31/2016	$11.34785	$11.67290	153,656
01/01/2017 to 12/31/2017	$11.67290	$13.31543	121,385
01/01/2018 to 12/31/2018	$13.31543	$12.03324	65,387
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.25607	$9.44657	419
01/01/2010 to 12/31/2010	$9.44657	$12.28759	552
01/01/2011 to 12/31/2011	$12.28759	$10.47763	13,228
01/01/2012 to 12/31/2012	$10.47763	$12.34599	13,532
01/01/2013 to 12/31/2013	$12.34599	$17.06049	13,524
01/01/2014 to 12/31/2014	$17.06049	$17.56956	13,270
01/01/2015 to 12/31/2015	$17.56956	$17.47213	11,465
01/01/2016 to 12/31/2016	$17.47213	$18.46719	10,966
01/01/2017 to 12/31/2017	$18.46719	$23.14222	10,468
01/01/2018 to 12/31/2018	$23.14222	$20.24575	7,428
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.63894	$8.72427	2,940
01/01/2010 to 12/31/2010	$8.72427	$11.67952	3,581
01/01/2011 to 12/31/2011	$11.67952	$11.34980	2,407
01/01/2012 to 12/31/2012	$11.34980	$12.49402	2,930
01/01/2013 to 12/31/2013	$12.49402	$16.57375	2,319
01/01/2014 to 12/31/2014	$16.57375	$16.88587	2,470
01/01/2015 to 12/31/2015	$16.88587	$16.70121	2,232
01/01/2016 to 12/31/2016	$16.70121	$18.36981	1,719
01/01/2017 to 12/31/2017	$18.36981	$22.33966	2,638
01/01/2018 to 12/31/2018	$22.33966	$20.07846	2,179

A 206

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.99717	$9.96698	2,982
01/01/2010 to 12/31/2010	$9.96698	$12.32368	3,324
01/01/2011 to 12/31/2011	$12.32368	$11.37136	1,159
01/01/2012 to 12/31/2012	$11.37136	$13.18554	1,344
01/01/2013 to 12/31/2013	$13.18554	$17.77929	1,592
01/01/2014 to 12/31/2014	$17.77929	$18.36690	1,753
01/01/2015 to 12/31/2015	$18.36690	$17.24749	1,083
01/01/2016 to 12/31/2016	$17.24749	$21.86978	913
01/01/2017 to 12/31/2017	$21.86978	$23.04000	384
01/01/2018 to 12/31/2018	$23.04000	$18.74751	7,722
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.65127	$10.53936	203,180
01/01/2010 to 12/31/2010	$10.53936	$11.53594	287,813
01/01/2011 to 12/31/2011	$11.53594	$11.54580	278,077
01/01/2012 to 12/31/2012	$11.54580	$12.85936	311,349
01/01/2013 to 12/31/2013	$12.85936	$14.74391	412,087
01/01/2014 to 12/31/2014	$14.74391	$15.31972	385,167
01/01/2015 to 12/31/2015	$15.31972	$15.04035	372,678
01/01/2016 to 12/31/2016	$15.04035	$15.87403	349,828
01/01/2017 to 12/31/2017	$15.87403	$17.97910	254,257
01/01/2018 to 12/31/2018	$17.97910	$16.70219	234,677
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.47415	$9.74439	17,808
01/01/2010 to 12/31/2010	$9.74439	$11.07477	26,220
01/01/2011 to 12/31/2011	$11.07477	$10.68434	18,277
01/01/2012 to 12/31/2012	$10.68434	$12.32839	23,771
01/01/2013 to 12/31/2013	$12.32839	$17.42511	53,822
01/01/2014 to 12/31/2014	$17.42511	$18.52728	58,609
01/01/2015 to 12/31/2015	$18.52728	$19.92422	71,627
01/01/2016 to 12/31/2016	$19.92422	$20.08118	77,995
01/01/2017 to 12/31/2017	$20.08118	$27.17420	29,452
01/01/2018 to 12/31/2018	$27.17420	$27.69577	23,616
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.80431	$9.05722	4,729
01/01/2010 to 12/31/2010	$9.05722	$9.99424	10,725
01/01/2011 to 12/31/2011	$9.99424	$9.75979	6,851
01/01/2012 to 12/31/2012	$9.75979	$10.86104	8,155
01/01/2013 to 12/31/2013	$10.86104	$14.34953	7,628
01/01/2014 to 12/31/2014	$14.34953	$14.30135	7,071
01/01/2015 to 12/31/2015	$14.30135	$13.18364	6,286
01/01/2016 to 12/31/2016	$13.18364	$13.73125	4,767
01/01/2017 to 12/31/2017	$13.73125	$15.70645	5,690
01/01/2018 to 12/31/2018	$15.70645	$13.91544	3,668
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$9.01490	$13.21257	15,189
01/01/2010 to 12/31/2010	$13.21257	$15.61837	17,006
01/01/2011 to 12/31/2011	$15.61837	$13.04089	11,386
01/01/2012 to 12/31/2012	$13.04089	$13.26007	10,344
01/01/2013 to 12/31/2013	$13.26007	$15.01427	8,162
01/01/2014 to 12/31/2014	$15.01427	$13.50228	6,011
01/01/2015 to 12/31/2015	$13.50228	$10.69926	4,550
01/01/2016 to 12/31/2016	$10.69926	$13.08484	4,074
01/01/2017 to 12/31/2017	$13.08484	$14.16499	4,710
01/01/2018 to 12/31/2018	$14.16499	$11.58459	2,958

A 207

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.13233	$11.14805	7,204
01/01/2010 to 12/31/2010	$11.14805	$11.56854	8,258
01/01/2011 to 12/31/2011	$11.56854	$11.82135	7,397
01/01/2012 to 12/31/2012	$11.82135	$12.20681	7,799
01/01/2013 to 12/31/2013	$12.20681	$11.52960	8,049
01/01/2014 to 12/31/2014	$11.52960	$11.37747	8,867
01/01/2015 to 12/31/2015	$11.37747	$10.64974	6,181
01/01/2016 to 12/31/2016	$10.64974	$10.90705	5,612
01/01/2017 to 12/31/2017	$10.90705	$10.92264	5,560
01/01/2018 to 12/31/2018	$10.92264	$10.93214	3,907
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.09254	$9.66687	4,858
01/01/2010 to 12/31/2010	$9.66687	$11.72633	5,260
01/01/2011 to 12/31/2011	$11.72633	$11.11083	3,578
01/01/2012 to 12/31/2012	$11.11083	$12.91074	3,835
01/01/2013 to 12/31/2013	$12.91074	$16.77719	2,629
01/01/2014 to 12/31/2014	$16.77719	$18.92898	2,502
01/01/2015 to 12/31/2015	$18.92898	$17.34838	1,987
01/01/2016 to 12/31/2016	$17.34838	$19.40829	4,245
01/01/2017 to 12/31/2017	$19.40829	$22.57689	1,972
01/01/2018 to 12/31/2018	$22.57689	$18.49243	1,156
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.90477	$8.70257	23,967
01/01/2010 to 12/31/2010	$8.70257	$9.79034	15,158
01/01/2011 to 12/31/2011	$9.79034	$9.27604	14,045
01/01/2012 to 12/31/2012	$9.27604	$10.10482	15,657
01/01/2013 to 12/31/2013	$10.10482	$11.94966	31,767
01/01/2014 to 12/31/2014	$11.94966	$12.37239	36,497
01/01/2015 to 12/31/2015	$12.37239	$12.06497	31,339
01/01/2016 to 12/31/2016	$12.06497	$12.61305	24,184
01/01/2017 to 12/31/2017	$12.61305	$14.06117	6,413
01/01/2018 to 12/31/2018	$14.06117	$13.10799	3,267
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.28052	$10.16667	52,562
01/01/2010 to 12/31/2010	$10.16667	$10.75520	63,085
01/01/2011 to 12/31/2011	$10.75520	$11.19085	53,550
01/01/2012 to 12/31/2012	$11.19085	$11.84431	48,593
01/01/2013 to 12/31/2013	$11.84431	$11.44990	54,766
01/01/2014 to 12/31/2014	$11.44990	$12.04510	53,476
01/01/2015 to 12/31/2015	$12.04510	$11.96664	46,351
01/01/2016 to 12/31/2016	$11.96664	$12.34881	60,540
01/01/2017 to 12/31/2017	$12.34881	$12.88347	58,944
01/01/2018 to 12/31/2018	$12.88347	$12.35572	69,952
*Denotes the start date of these sub-accounts

A 208

PREMIER X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: With HAV 40 bps (1.95%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02472	$12.22943	155,706
01/01/2010 to 12/31/2010	$12.22943	$13.43083	230,497
01/01/2011 to 12/31/2011	$13.43083	$12.82397	190,006
01/01/2012 to 12/31/2012	$12.82397	$14.15903	227,538
01/01/2013 to 12/31/2013	$14.15903	$15.27338	233,535
01/01/2014 to 12/31/2014	$15.27338	$15.55329	224,578
01/01/2015 to 12/31/2015	$15.55329	$14.76472	144,835
01/01/2016 to 12/31/2016	$14.76472	$15.40048	130,856
01/01/2017 to 12/31/2017	$15.40048	$17.00789	128,777
01/01/2018 to 12/31/2018	$17.00789	$15.32376	66,308
AST Advanced Strategies Portfolio
05/01/2009 to 12/31/2009	$10.03706	$12.42655	26,045
01/01/2010 to 12/31/2010	$12.42655	$13.85960	60,605
01/01/2011 to 12/31/2011	$13.85960	$13.61010	37,896
01/01/2012 to 12/31/2012	$13.61010	$15.17148	46,812
01/01/2013 to 12/31/2013	$15.17148	$17.34521	47,184
01/01/2014 to 12/31/2014	$17.34521	$18.05257	43,110
01/01/2015 to 12/31/2015	$18.05257	$17.84949	38,690
01/01/2016 to 12/31/2016	$17.84949	$18.75315	35,461
01/01/2017 to 12/31/2017	$18.75315	$21.50913	35,599
01/01/2018 to 12/31/2018	$21.50913	$19.85369	24,336
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99841	$11.61605	0
01/01/2014 to 12/31/2014	$11.61605	$12.89437	0
01/01/2015 to 12/31/2015	$12.89437	$12.86613	0
01/01/2016 to 12/31/2016	$12.86613	$13.97128	0
01/01/2017 to 12/31/2017	$13.97128	$16.73834	0
01/01/2018 to 12/31/2018	$16.73834	$15.08111	0
AST Balanced Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02354	$12.05401	322,047
01/01/2010 to 12/31/2010	$12.05401	$13.27946	401,597
01/01/2011 to 12/31/2011	$13.27946	$12.86748	359,732
01/01/2012 to 12/31/2012	$12.86748	$14.19558	404,134
01/01/2013 to 12/31/2013	$14.19558	$16.38146	403,102
01/01/2014 to 12/31/2014	$16.38146	$17.11604	384,688
01/01/2015 to 12/31/2015	$17.11604	$16.86850	367,576
01/01/2016 to 12/31/2016	$16.86850	$17.58870	353,066
01/01/2017 to 12/31/2017	$17.58870	$19.82485	303,797
01/01/2018 to 12/31/2018	$19.82485	$18.48424	279,713
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99841	$9.15050	0
01/01/2012 to 12/31/2012	$9.15050	$10.04289	0
01/01/2013 to 12/31/2013	$10.04289	$10.92007	727
01/01/2014 to 12/31/2014	$10.92007	$11.23543	9,304
01/01/2015 to 12/31/2015	$11.23543	$10.68976	4,213
01/01/2016 to 12/31/2016	$10.68976	$11.21558	4,378
01/01/2017 to 12/31/2017	$11.21558	$12.38909	7,526
01/01/2018 to 12/31/2018	$12.38909	$11.50928	1,868

A 209

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
05/01/2009 to 12/31/2009	$9.99059	$10.49444	1,178
01/01/2010 to 12/31/2010	$10.49444	$10.69508	1,954
01/01/2011 to 12/31/2011	$10.69508	$10.72658	5,664
01/01/2012 to 12/31/2012	$10.72658	$11.01506	9,415
01/01/2013 to 12/31/2013	$11.01506	$10.56945	9,769
01/01/2014 to 12/31/2014	$10.56945	$10.35721	3,450
01/01/2015 to 12/31/2015	$10.35721	$10.20821	2,993
01/01/2016 to 12/31/2016	$10.20821	$10.17722	2,978
01/01/2017 to 12/31/2017	$10.17722	$10.15319	3,441
01/01/2018 to 12/31/2018	$10.15319	$10.03220	2,644
AST BlackRock/Loomis Sayles Bond Portfolio
05/01/2009 to 12/31/2009	$9.98246	$11.06240	101,081
01/01/2010 to 12/31/2010	$11.06240	$11.68833	171,292
01/01/2011 to 12/31/2011	$11.68833	$11.82955	160,163
01/01/2012 to 12/31/2012	$11.82955	$12.68455	166,894
01/01/2013 to 12/31/2013	$12.68455	$12.21330	92,974
01/01/2014 to 12/31/2014	$12.21330	$12.48663	82,948
01/01/2015 to 12/31/2015	$12.48663	$11.98961	65,361
01/01/2016 to 12/31/2016	$11.98961	$12.25802	63,086
01/01/2017 to 12/31/2017	$12.25802	$12.54866	73,747
01/01/2018 to 12/31/2018	$12.54866	$12.22603	54,370
AST Bond Portfolio 2018
05/01/2009 to 12/31/2009	$9.92268	$9.68544	0
01/01/2010 to 12/31/2010	$9.68544	$10.56279	0
01/01/2011 to 12/31/2011	$10.56279	$11.76803	0
01/01/2012 to 12/31/2012	$11.76803	$12.20245	0
01/01/2013 to 12/31/2013	$12.20245	$11.59285	0
01/01/2014 to 12/31/2014	$11.59285	$11.67372	0
01/01/2015 to 12/31/2015	$11.67372	$11.54310	0
01/01/2016 to 12/31/2016	$11.54310	$11.50495	0
01/01/2017 to 12/31/2017	$11.50495	$11.36570	0
01/01/2018 to 12/31/2018	$11.36570	$11.23128	0
AST Bond Portfolio 2019
05/01/2009 to 12/31/2009	$9.90545	$9.58605	0
01/01/2010 to 12/31/2010	$9.58605	$10.47099	0
01/01/2011 to 12/31/2011	$10.47099	$11.91160	0
01/01/2012 to 12/31/2012	$11.91160	$12.36802	0
01/01/2013 to 12/31/2013	$12.36802	$11.54539	0
01/01/2014 to 12/31/2014	$11.54539	$11.80751	0
01/01/2015 to 12/31/2015	$11.80751	$11.70579	0
01/01/2016 to 12/31/2016	$11.70579	$11.64843	0
01/01/2017 to 12/31/2017	$11.64843	$11.51295	0
01/01/2018 to 12/31/2018	$11.51295	$11.35558	0
AST Bond Portfolio 2020
05/01/2009 to 12/31/2009	$9.88417	$9.26066	0
01/01/2010 to 12/31/2010	$9.26066	$10.15943	0
01/01/2011 to 12/31/2011	$10.15943	$11.82650	0
01/01/2012 to 12/31/2012	$11.82650	$12.33296	0
01/01/2013 to 12/31/2013	$12.33296	$11.30886	0
01/01/2014 to 12/31/2014	$11.30886	$11.77580	0
01/01/2015 to 12/31/2015	$11.77580	$11.72686	0
01/01/2016 to 12/31/2016	$11.72686	$11.72799	0
01/01/2017 to 12/31/2017	$11.72799	$11.60614	0
01/01/2018 to 12/31/2018	$11.60614	$11.41648	0

A 210

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99788	$10.99580	0
01/01/2011 to 12/31/2011	$10.99580	$12.97540	0
01/01/2012 to 12/31/2012	$12.97540	$13.59152	0
01/01/2013 to 12/31/2013	$13.59152	$12.39824	0
01/01/2014 to 12/31/2014	$12.39824	$13.09509	0
01/01/2015 to 12/31/2015	$13.09509	$13.07366	0
01/01/2016 to 12/31/2016	$13.07366	$13.08490	0
01/01/2017 to 12/31/2017	$13.08490	$13.03809	0
01/01/2018 to 12/31/2018	$13.03809	$12.79607	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99841	$12.00688	0
01/01/2012 to 12/31/2012	$12.00688	$12.46547	0
01/01/2013 to 12/31/2013	$12.46547	$11.03543	0
01/01/2014 to 12/31/2014	$11.03543	$11.94680	0
01/01/2015 to 12/31/2015	$11.94680	$11.96400	0
01/01/2016 to 12/31/2016	$11.96400	$11.94996	0
01/01/2017 to 12/31/2017	$11.94996	$11.90590	0
01/01/2018 to 12/31/2018	$11.90590	$11.65976	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99789	$10.38704	0
01/01/2013 to 12/31/2013	$10.38704	$9.14921	0
01/01/2014 to 12/31/2014	$9.14921	$10.10668	0
01/01/2015 to 12/31/2015	$10.10668	$10.18183	0
01/01/2016 to 12/31/2016	$10.18183	$10.17830	0
01/01/2017 to 12/31/2017	$10.17830	$10.15347	0
01/01/2018 to 12/31/2018	$10.15347	$9.93196	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99894	$8.73945	0
01/01/2014 to 12/31/2014	$8.73945	$9.82307	0
01/01/2015 to 12/31/2015	$9.82307	$9.90888	0
01/01/2016 to 12/31/2016	$9.90888	$9.90508	0
01/01/2017 to 12/31/2017	$9.90508	$9.87959	0
01/01/2018 to 12/31/2018	$9.87959	$9.62716	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99894	$11.28985	0
01/01/2015 to 12/31/2015	$11.28985	$11.29522	0
01/01/2016 to 12/31/2016	$11.29522	$11.35339	0
01/01/2017 to 12/31/2017	$11.35339	$11.34047	0
01/01/2018 to 12/31/2018	$11.34047	$11.04059	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99894	$9.92644	0
01/01/2016 to 12/31/2016	$9.92644	$9.93905	0
01/01/2017 to 12/31/2017	$9.93905	$9.98543	0
01/01/2018 to 12/31/2018	$9.98543	$9.69155	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99789	$9.86806	0
01/01/2017 to 12/31/2017	$9.86806	$9.93969	0
01/01/2018 to 12/31/2018	$9.93969	$9.62588	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99788	$10.02505	0
01/01/2018 to 12/31/2018	$10.02505	$9.63028	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99788	$9.65069	0

A 211

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03884	$12.32315	199,983
01/01/2010 to 12/31/2010	$12.32315	$13.70422	209,370
01/01/2011 to 12/31/2011	$13.70422	$13.11625	150,326
01/01/2012 to 12/31/2012	$13.11625	$14.63036	177,893
01/01/2013 to 12/31/2013	$14.63036	$17.60529	189,871
01/01/2014 to 12/31/2014	$17.60529	$18.47645	168,697
01/01/2015 to 12/31/2015	$18.47645	$18.21974	162,171
01/01/2016 to 12/31/2016	$18.21974	$19.09374	166,422
01/01/2017 to 12/31/2017	$19.09374	$22.08013	166,900
01/01/2018 to 12/31/2018	$22.08013	$20.30899	155,457
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99841	$11.63640	1,379
01/01/2014 to 12/31/2014	$11.63640	$12.96723	2,565
01/01/2015 to 12/31/2015	$12.96723	$12.26495	2,421
01/01/2016 to 12/31/2016	$12.26495	$13.82271	4,390
01/01/2017 to 12/31/2017	$13.82271	$16.05437	3,081
01/01/2018 to 12/31/2018	$16.05437	$14.99528	1,802
AST Cohen & Steers Realty Portfolio
05/01/2009 to 12/31/2009	$9.61486	$14.52687	41
01/01/2010 to 12/31/2010	$14.52687	$18.33755	2,875
01/01/2011 to 12/31/2011	$18.33755	$19.17281	4,300
01/01/2012 to 12/31/2012	$19.17281	$21.69183	9,173
01/01/2013 to 12/31/2013	$21.69183	$21.94358	11,467
01/01/2014 to 12/31/2014	$21.94358	$28.17786	7,635
01/01/2015 to 12/31/2015	$28.17786	$28.97784	7,438
01/01/2016 to 12/31/2016	$28.97784	$29.79355	8,719
01/01/2017 to 12/31/2017	$29.79355	$31.05029	4,518
01/01/2018 to 12/31/2018	$31.05029	$29.00508	2,730
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
05/01/2009 to 12/31/2009	$10.01321	$12.30994	65,487
01/01/2010 to 12/31/2010	$12.30994	$13.80890	84,711
01/01/2011 to 12/31/2011	$13.80890	$13.34133	73,459
01/01/2012 to 12/31/2012	$13.34133	$14.47747	78,783
01/01/2013 to 12/31/2013	$14.47747	$16.29666	74,223
01/01/2014 to 12/31/2014	$16.29666	$16.48864	71,554
01/01/2015 to 12/31/2015	$16.48864	$16.33350	62,367
01/01/2016 to 12/31/2016	$16.33350	$16.70324	56,939
01/01/2017 to 12/31/2017	$16.70324	$19.08352	55,945
01/01/2018 to 12/31/2018	$19.08352	$17.26695	43,416
AST Global Real Estate Portfolio
05/01/2009 to 12/31/2009	$9.85947	$13.95016	1,177
01/01/2010 to 12/31/2010	$13.95016	$16.44739	3,739
01/01/2011 to 12/31/2011	$16.44739	$15.32029	2,335
01/01/2012 to 12/31/2012	$15.32029	$19.05468	4,433
01/01/2013 to 12/31/2013	$19.05468	$19.50272	10,471
01/01/2014 to 12/31/2014	$19.50272	$21.79318	9,978
01/01/2015 to 12/31/2015	$21.79318	$21.35711	8,255
01/01/2016 to 12/31/2016	$21.35711	$21.13691	10,480
01/01/2017 to 12/31/2017	$21.13691	$22.99078	6,740
01/01/2018 to 12/31/2018	$22.99078	$21.48667	4,473

A 212

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.12468	$12.21751	2,912
01/01/2010 to 12/31/2010	$12.21751	$13.52811	4,092
01/01/2011 to 12/31/2011	$13.52811	$12.53734	4,800
01/01/2012 to 12/31/2012	$12.53734	$14.71569	3,368
01/01/2013 to 12/31/2013	$14.71569	$19.27594	3,540
01/01/2014 to 12/31/2014	$19.27594	$21.39027	7,544
01/01/2015 to 12/31/2015	$21.39027	$20.01155	10,517
01/01/2016 to 12/31/2016	$20.01155	$21.89511	8,512
01/01/2017 to 12/31/2017	$21.89511	$23.57079	14,017
01/01/2018 to 12/31/2018	$23.57079	$21.14611	8,179
AST Goldman Sachs Mid-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.05971	$13.49906	5,476
01/01/2010 to 12/31/2010	$13.49906	$15.86600	5,874
01/01/2011 to 12/31/2011	$15.86600	$15.09953	3,656
01/01/2012 to 12/31/2012	$15.09953	$17.71525	4,127
01/01/2013 to 12/31/2013	$17.71525	$22.97023	18,272
01/01/2014 to 12/31/2014	$22.97023	$25.12814	20,863
01/01/2015 to 12/31/2015	$25.12814	$23.24614	17,789
01/01/2016 to 12/31/2016	$23.24614	$23.17737	15,339
01/01/2017 to 12/31/2017	$23.17737	$28.89444	22,041
01/01/2018 to 12/31/2018	$28.89444	$27.10619	15,143
AST Goldman Sachs Multi-Asset Portfolio
05/01/2009 to 12/31/2009	$10.02472	$11.87199	57,797
01/01/2010 to 12/31/2010	$11.87199	$12.99556	85,316
01/01/2011 to 12/31/2011	$12.99556	$12.68275	80,242
01/01/2012 to 12/31/2012	$12.68275	$13.69989	85,138
01/01/2013 to 12/31/2013	$13.69989	$14.75766	79,047
01/01/2014 to 12/31/2014	$14.75766	$15.06034	76,952
01/01/2015 to 12/31/2015	$15.06034	$14.63787	69,435
01/01/2016 to 12/31/2016	$14.63787	$15.11310	65,982
01/01/2017 to 12/31/2017	$15.11310	$16.64571	68,652
01/01/2018 to 12/31/2018	$16.64571	$15.17339	50,612
AST Goldman Sachs Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.95325	$12.77276	3,394
01/01/2010 to 12/31/2010	$12.77276	$15.88201	2,077
01/01/2011 to 12/31/2011	$15.88201	$15.78149	2,538
01/01/2012 to 12/31/2012	$15.78149	$17.90792	1,814
01/01/2013 to 12/31/2013	$17.90792	$24.38308	2,869
01/01/2014 to 12/31/2014	$24.38308	$25.63821	4,688
01/01/2015 to 12/31/2015	$25.63821	$23.76601	3,231
01/01/2016 to 12/31/2016	$23.76601	$28.98016	2,289
01/01/2017 to 12/31/2017	$28.98016	$31.89211	8,710
01/01/2018 to 12/31/2018	$31.89211	$26.87938	6,752
AST Government Money Market Portfolio
05/01/2009 to 12/31/2009	$9.99969	$9.87777	29,155
01/01/2010 to 12/31/2010	$9.87777	$9.69131	53,544
01/01/2011 to 12/31/2011	$9.69131	$9.50835	1,440
01/01/2012 to 12/31/2012	$9.50835	$9.32702	1,858
01/01/2013 to 12/31/2013	$9.32702	$9.14853	2,201
01/01/2014 to 12/31/2014	$9.14853	$8.97343	2,917
01/01/2015 to 12/31/2015	$8.97343	$8.80185	2,360
01/01/2016 to 12/31/2016	$8.80185	$8.63395	2,332
01/01/2017 to 12/31/2017	$8.63395	$8.49791	2,869
01/01/2018 to 12/31/2018	$8.49791	$8.44282	1,687

A 213

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
05/01/2009 to 12/31/2009	$10.01714	$12.52966	917
01/01/2010 to 12/31/2010	$12.52966	$13.94919	1,659
01/01/2011 to 12/31/2011	$13.94919	$14.11698	1,350
01/01/2012 to 12/31/2012	$14.11698	$15.76773	3,059
01/01/2013 to 12/31/2013	$15.76773	$16.57675	1,428
01/01/2014 to 12/31/2014	$16.57675	$16.67561	3,030
01/01/2015 to 12/31/2015	$16.67561	$15.77372	3,105
01/01/2016 to 12/31/2016	$15.77372	$17.85478	3,909
01/01/2017 to 12/31/2017	$17.85478	$18.82273	5,080
01/01/2018 to 12/31/2018	$18.82273	$18.09402	4,374
AST Hotchkis & Wiley Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.06270	$12.74667	2,810
01/01/2010 to 12/31/2010	$12.74667	$14.14819	2,820
01/01/2011 to 12/31/2011	$14.14819	$13.29726	2,672
01/01/2012 to 12/31/2012	$13.29726	$15.24503	2,759
01/01/2013 to 12/31/2013	$15.24503	$20.91410	9,808
01/01/2014 to 12/31/2014	$20.91410	$23.33405	9,368
01/01/2015 to 12/31/2015	$23.33405	$21.09411	6,254
01/01/2016 to 12/31/2016	$21.09411	$24.80628	5,740
01/01/2017 to 12/31/2017	$24.80628	$29.00321	13,498
01/01/2018 to 12/31/2018	$29.00321	$24.41959	11,389
AST International Growth Portfolio
05/01/2009 to 12/31/2009	$10.14326	$13.28533	1,112
01/01/2010 to 12/31/2010	$13.28533	$14.92060	1,815
01/01/2011 to 12/31/2011	$14.92060	$12.74401	714
01/01/2012 to 12/31/2012	$12.74401	$15.04565	778
01/01/2013 to 12/31/2013	$15.04565	$17.57026	572
01/01/2014 to 12/31/2014	$17.57026	$16.28200	330
01/01/2015 to 12/31/2015	$16.28200	$16.47336	543
01/01/2016 to 12/31/2016	$16.47336	$15.54838	549
01/01/2017 to 12/31/2017	$15.54838	$20.65495	2,425
01/01/2018 to 12/31/2018	$20.65495	$17.55708	2,932
AST International Value Portfolio
05/01/2009 to 12/31/2009	$10.11776	$13.11671	1,008
01/01/2010 to 12/31/2010	$13.11671	$14.29181	2,249
01/01/2011 to 12/31/2011	$14.29181	$12.25942	1,135
01/01/2012 to 12/31/2012	$12.25942	$14.02985	1,205
01/01/2013 to 12/31/2013	$14.02985	$16.44049	1,082
01/01/2014 to 12/31/2014	$16.44049	$15.04489	939
01/01/2015 to 12/31/2015	$15.04489	$14.87771	1,278
01/01/2016 to 12/31/2016	$14.87771	$14.67838	1,301
01/01/2017 to 12/31/2017	$14.67838	$17.68303	2,405
01/01/2018 to 12/31/2018	$17.68303	$14.54438	1,287
AST Investment Grade Bond Portfolio
05/01/2009 to 12/31/2009	$9.98134	$10.85750	0
01/01/2010 to 12/31/2010	$10.85750	$11.80119	5,091
01/01/2011 to 12/31/2011	$11.80119	$13.01645	466,287
01/01/2012 to 12/31/2012	$13.01645	$13.96741	163,038
01/01/2013 to 12/31/2013	$13.96741	$13.26421	62,452
01/01/2014 to 12/31/2014	$13.26421	$13.88604	60,503
01/01/2015 to 12/31/2015	$13.88604	$13.78020	246,270
01/01/2016 to 12/31/2016	$13.78020	$14.08546	262,505
01/01/2017 to 12/31/2017	$14.08546	$14.41251	139,630
01/01/2018 to 12/31/2018	$14.41251	$14.09764	501,859

A 214

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan Global Thematic Portfolio
05/01/2009 to 12/31/2009	$10.04108	$12.26108	56,060
01/01/2010 to 12/31/2010	$12.26108	$13.68833	69,742
01/01/2011 to 12/31/2011	$13.68833	$13.35045	50,945
01/01/2012 to 12/31/2012	$13.35045	$14.87346	64,745
01/01/2013 to 12/31/2013	$14.87346	$16.96442	68,196
01/01/2014 to 12/31/2014	$16.96442	$17.69896	67,196
01/01/2015 to 12/31/2015	$17.69896	$17.17857	66,401
01/01/2016 to 12/31/2016	$17.17857	$17.72985	60,505
01/01/2017 to 12/31/2017	$17.72985	$20.34045	41,497
01/01/2018 to 12/31/2018	$20.34045	$18.47858	30,594
AST J.P. Morgan International Equity Portfolio
05/01/2009 to 12/31/2009	$10.12742	$13.60349	10,943
01/01/2010 to 12/31/2010	$13.60349	$14.30022	15,650
01/01/2011 to 12/31/2011	$14.30022	$12.74350	11,511
01/01/2012 to 12/31/2012	$12.74350	$15.23803	12,773
01/01/2013 to 12/31/2013	$15.23803	$17.24255	12,750
01/01/2014 to 12/31/2014	$17.24255	$15.83614	12,424
01/01/2015 to 12/31/2015	$15.83614	$15.09904	9,494
01/01/2016 to 12/31/2016	$15.09904	$15.09703	8,965
01/01/2017 to 12/31/2017	$15.09703	$19.19734	9,242
01/01/2018 to 12/31/2018	$19.19734	$15.53895	7,251
AST J.P. Morgan Strategic Opportunities Portfolio
05/01/2009 to 12/31/2009	$10.07983	$11.67943	32,958
01/01/2010 to 12/31/2010	$11.67943	$12.29454	47,971
01/01/2011 to 12/31/2011	$12.29454	$12.08786	49,011
01/01/2012 to 12/31/2012	$12.08786	$13.12718	46,323
01/01/2013 to 12/31/2013	$13.12718	$14.29659	50,414
01/01/2014 to 12/31/2014	$14.29659	$14.78733	47,368
01/01/2015 to 12/31/2015	$14.78733	$14.47795	42,671
01/01/2016 to 12/31/2016	$14.47795	$14.74673	39,085
01/01/2017 to 12/31/2017	$14.74673	$16.22180	37,509
01/01/2018 to 12/31/2018	$16.22180	$15.09423	29,235
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08380	$10.28698	0
01/01/2010 to 12/31/2010	$10.28698	$11.23222	0
01/01/2011 to 12/31/2011	$11.23222	$11.09062	0
01/01/2012 to 12/31/2012	$11.09062	$12.53028	0
01/01/2013 to 12/31/2013	$12.53028	$16.77603	0
01/01/2014 to 12/31/2014	$16.77603	$18.01909	0
01/01/2015 to 12/31/2015	$18.01909	$19.55398	0
01/01/2016 to 12/31/2016	$19.55398	$18.89984	0
01/01/2017 to 12/31/2017	$18.89984	$25.18190	784
01/01/2018 to 12/31/2018	$25.18190	$24.29964	0
AST Loomis Sayles Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00733	$12.72864	9,789
01/01/2010 to 12/31/2010	$12.72864	$14.95140	11,438
01/01/2011 to 12/31/2011	$14.95140	$14.53184	7,740
01/01/2012 to 12/31/2012	$14.53184	$16.00178	9,279
01/01/2013 to 12/31/2013	$16.00178	$21.44225	9,096
01/01/2014 to 12/31/2014	$21.44225	$23.25943	12,200
01/01/2015 to 12/31/2015	$23.25943	$25.11237	9,871
01/01/2016 to 12/31/2016	$25.11237	$26.00664	9,311
01/01/2017 to 12/31/2017	$26.00664	$33.92641	9,785
01/01/2018 to 12/31/2018	$33.92641	$32.37951	7,074

A 215

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Global Equity Portfolio
05/01/2009 to 12/31/2009	$10.07246	$13.37974	3,689
01/01/2010 to 12/31/2010	$13.37974	$14.70491	6,362
01/01/2011 to 12/31/2011	$14.70491	$13.97222	4,327
01/01/2012 to 12/31/2012	$13.97222	$16.86736	6,026
01/01/2013 to 12/31/2013	$16.86736	$21.11684	6,017
01/01/2014 to 12/31/2014	$21.11684	$21.46497	6,867
01/01/2015 to 12/31/2015	$21.46497	$20.74591	8,071
01/01/2016 to 12/31/2016	$20.74591	$21.79721	7,066
01/01/2017 to 12/31/2017	$21.79721	$26.47870	21,571
01/01/2018 to 12/31/2018	$26.47870	$23.48851	20,374
AST MFS Growth Portfolio
05/01/2009 to 12/31/2009	$10.02825	$12.16473	978
01/01/2010 to 12/31/2010	$12.16473	$13.45761	1,233
01/01/2011 to 12/31/2011	$13.45761	$13.12223	870
01/01/2012 to 12/31/2012	$13.12223	$15.06982	994
01/01/2013 to 12/31/2013	$15.06982	$20.20752	2,060
01/01/2014 to 12/31/2014	$20.20752	$21.54740	2,927
01/01/2015 to 12/31/2015	$21.54740	$22.66308	1,621
01/01/2016 to 12/31/2016	$22.66308	$22.65541	1,551
01/01/2017 to 12/31/2017	$22.65541	$29.04752	1,619
01/01/2018 to 12/31/2018	$29.04752	$29.10137	1,846
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99842	$10.18671	0
01/01/2013 to 12/31/2013	$10.18671	$13.43964	0
01/01/2014 to 12/31/2014	$13.43964	$14.52945	0
01/01/2015 to 12/31/2015	$14.52945	$14.14846	0
01/01/2016 to 12/31/2016	$14.14846	$15.74445	3,512
01/01/2017 to 12/31/2017	$15.74445	$18.12201	4,611
01/01/2018 to 12/31/2018	$18.12201	$15.96936	2,487
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.13105	$13.73161	3,347
01/01/2010 to 12/31/2010	$13.73161	$16.62562	3,186
01/01/2011 to 12/31/2011	$16.62562	$15.90297	3,246
01/01/2012 to 12/31/2012	$15.90297	$18.27003	3,129
01/01/2013 to 12/31/2013	$18.27003	$25.44872	4,934
01/01/2014 to 12/31/2014	$25.44872	$28.51908	5,645
01/01/2015 to 12/31/2015	$28.51908	$26.39664	5,372
01/01/2016 to 12/31/2016	$26.39664	$30.61307	5,734
01/01/2017 to 12/31/2017	$30.61307	$34.16965	6,287
01/01/2018 to 12/31/2018	$34.16965	$28.00178	5,956
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99842	$10.30497	7,238
01/01/2013 to 12/31/2013	$10.30497	$12.01975	23,348
01/01/2014 to 12/31/2014	$12.01975	$12.39565	22,306
01/01/2015 to 12/31/2015	$12.39565	$12.00762	20,332
01/01/2016 to 12/31/2016	$12.00762	$12.28753	17,578
01/01/2017 to 12/31/2017	$12.28753	$14.04098	5,746
01/01/2018 to 12/31/2018	$14.04098	$12.63131	4,516

A 216

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Parametric Emerging Markets Equity Portfolio
05/01/2009 to 12/31/2009	$10.05442	$14.81166	3,898
01/01/2010 to 12/31/2010	$14.81166	$17.76396	7,953
01/01/2011 to 12/31/2011	$17.76396	$13.89229	5,758
01/01/2012 to 12/31/2012	$13.89229	$16.06935	6,929
01/01/2013 to 12/31/2013	$16.06935	$15.79714	7,617
01/01/2014 to 12/31/2014	$15.79714	$14.76931	6,231
01/01/2015 to 12/31/2015	$14.76931	$12.06351	4,863
01/01/2016 to 12/31/2016	$12.06351	$13.29600	10,359
01/01/2017 to 12/31/2017	$13.29600	$16.48263	10,443
01/01/2018 to 12/31/2018	$16.48263	$13.89487	3,690
AST Preservation Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.02102	$11.61945	135,200
01/01/2010 to 12/31/2010	$11.61945	$12.60207	156,336
01/01/2011 to 12/31/2011	$12.60207	$12.48452	181,320
01/01/2012 to 12/31/2012	$12.48452	$13.51575	185,165
01/01/2013 to 12/31/2013	$13.51575	$14.47848	151,684
01/01/2014 to 12/31/2014	$14.47848	$15.02176	138,340
01/01/2015 to 12/31/2015	$15.02176	$14.75560	146,444
01/01/2016 to 12/31/2016	$14.75560	$15.27370	120,217
01/01/2017 to 12/31/2017	$15.27370	$16.50008	116,400
01/01/2018 to 12/31/2018	$16.50008	$15.72311	97,367
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01833	$10.06597	0
01/01/2012 to 12/31/2012	$10.06597	$10.57501	0
01/01/2013 to 12/31/2013	$10.57501	$10.13283	7,966
01/01/2014 to 12/31/2014	$10.13283	$10.54139	7,651
01/01/2015 to 12/31/2015	$10.54139	$10.31204	16,780
01/01/2016 to 12/31/2016	$10.31204	$10.54096	25,340
01/01/2017 to 12/31/2017	$10.54096	$10.92628	57,101
01/01/2018 to 12/31/2018	$10.92628	$10.62901	57,947
AST Prudential Growth Allocation Portfolio
05/01/2009 to 12/31/2009	$9.98521	$12.16947	156,193
01/01/2010 to 12/31/2010	$12.16947	$14.20708	158,595
01/01/2011 to 12/31/2011	$14.20708	$13.06962	109,197
01/01/2012 to 12/31/2012	$13.06962	$14.47559	146,449
01/01/2013 to 12/31/2013	$14.47559	$16.61628	143,995
01/01/2014 to 12/31/2014	$16.61628	$17.79750	145,918
01/01/2015 to 12/31/2015	$17.79750	$17.35014	205,251
01/01/2016 to 12/31/2016	$17.35014	$18.73700	194,453
01/01/2017 to 12/31/2017	$18.73700	$21.33806	264,303
01/01/2018 to 12/31/2018	$21.33806	$19.33804	202,552
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99841	$11.65559	0
01/01/2014 to 12/31/2014	$11.65559	$13.17522	0
01/01/2015 to 12/31/2015	$13.17522	$13.12271	0
01/01/2016 to 12/31/2016	$13.12271	$14.26962	0
01/01/2017 to 12/31/2017	$14.26962	$16.99459	0
01/01/2018 to 12/31/2018	$16.99459	$15.47568	0

A 217

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
05/01/2009 to 12/31/2009	$10.07719	$12.82018	573
01/01/2010 to 12/31/2010	$12.82018	$14.46757	3,228
01/01/2011 to 12/31/2011	$14.46757	$14.68191	1,794
01/01/2012 to 12/31/2012	$14.68191	$17.10866	2,129
01/01/2013 to 12/31/2013	$17.10866	$22.22337	8,836
01/01/2014 to 12/31/2014	$22.22337	$25.55053	8,296
01/01/2015 to 12/31/2015	$25.55053	$25.83362	10,046
01/01/2016 to 12/31/2016	$25.83362	$29.10267	8,760
01/01/2017 to 12/31/2017	$29.10267	$34.89959	5,248
01/01/2018 to 12/31/2018	$34.89959	$31.41582	1,978
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99841	$8.88392	0
01/01/2012 to 12/31/2012	$8.88392	$9.86031	0
01/01/2013 to 12/31/2013	$9.86031	$11.83798	0
01/01/2014 to 12/31/2014	$11.83798	$12.36636	0
01/01/2015 to 12/31/2015	$12.36636	$12.14803	0
01/01/2016 to 12/31/2016	$12.14803	$12.66956	0
01/01/2017 to 12/31/2017	$12.66956	$14.68842	0
01/01/2018 to 12/31/2018	$14.68842	$13.46550	0
AST RCM World Trends Portfolio
05/01/2009 to 12/31/2009	$10.03990	$11.95029	15,681
01/01/2010 to 12/31/2010	$11.95029	$13.11882	51,373
01/01/2011 to 12/31/2011	$13.11882	$12.63456	41,911
01/01/2012 to 12/31/2012	$12.63456	$13.66670	49,839
01/01/2013 to 12/31/2013	$13.66670	$15.07275	52,028
01/01/2014 to 12/31/2014	$15.07275	$15.54433	51,427
01/01/2015 to 12/31/2015	$15.54433	$15.22173	41,227
01/01/2016 to 12/31/2016	$15.22173	$15.65000	39,263
01/01/2017 to 12/31/2017	$15.65000	$17.84338	43,394
01/01/2018 to 12/31/2018	$17.84338	$16.11718	32,336
AST Small-Cap Growth Opportunities Portfolio
05/01/2009 to 12/31/2009	$9.98067	$12.99734	571
01/01/2010 to 12/31/2010	$12.99734	$16.89809	1,309
01/01/2011 to 12/31/2011	$16.89809	$14.40189	3,702
01/01/2012 to 12/31/2012	$14.40189	$16.96161	3,981
01/01/2013 to 12/31/2013	$16.96161	$23.42720	4,940
01/01/2014 to 12/31/2014	$23.42720	$24.11445	3,614
01/01/2015 to 12/31/2015	$24.11445	$23.96900	3,596
01/01/2016 to 12/31/2016	$23.96900	$25.32160	2,615
01/01/2017 to 12/31/2017	$25.32160	$31.71645	6,398
01/01/2018 to 12/31/2018	$31.71645	$27.73329	4,020
AST Small-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$10.00835	$13.14833	0
01/01/2010 to 12/31/2010	$13.14833	$17.59375	0
01/01/2011 to 12/31/2011	$17.59375	$17.08879	0
01/01/2012 to 12/31/2012	$17.08879	$18.80226	0
01/01/2013 to 12/31/2013	$18.80226	$24.92978	1,658
01/01/2014 to 12/31/2014	$24.92978	$25.38680	1,140
01/01/2015 to 12/31/2015	$25.38680	$25.09686	1,500
01/01/2016 to 12/31/2016	$25.09686	$27.59069	1,263
01/01/2017 to 12/31/2017	$27.59069	$33.53710	1,203
01/01/2018 to 12/31/2018	$33.53710	$30.12768	1,259

A 218

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.97563	$12.95541	0
01/01/2010 to 12/31/2010	$12.95541	$16.01106	732
01/01/2011 to 12/31/2011	$16.01106	$14.76666	1,110
01/01/2012 to 12/31/2012	$14.76666	$17.11423	1,029
01/01/2013 to 12/31/2013	$17.11423	$23.06551	3,667
01/01/2014 to 12/31/2014	$23.06551	$23.81628	4,428
01/01/2015 to 12/31/2015	$23.81628	$22.35385	4,412
01/01/2016 to 12/31/2016	$22.35385	$28.33077	4,492
01/01/2017 to 12/31/2017	$28.33077	$29.83207	7,733
01/01/2018 to 12/31/2018	$29.83207	$24.26225	6,039
AST T. Rowe Price Asset Allocation Portfolio
05/01/2009 to 12/31/2009	$10.03838	$12.15888	155,062
01/01/2010 to 12/31/2010	$12.15888	$13.30202	171,666
01/01/2011 to 12/31/2011	$13.30202	$13.30691	139,092
01/01/2012 to 12/31/2012	$13.30691	$14.81356	161,350
01/01/2013 to 12/31/2013	$14.81356	$16.97618	164,202
01/01/2014 to 12/31/2014	$16.97618	$17.63046	159,889
01/01/2015 to 12/31/2015	$17.63046	$17.30044	178,944
01/01/2016 to 12/31/2016	$17.30044	$18.25044	166,049
01/01/2017 to 12/31/2017	$18.25044	$20.66054	160,721
01/01/2018 to 12/31/2018	$20.66054	$19.18385	121,822
AST T. Rowe Price Large-Cap Growth Portfolio
05/01/2009 to 12/31/2009	$9.98699	$13.17447	8,187
01/01/2010 to 12/31/2010	$13.17447	$14.96577	9,415
01/01/2011 to 12/31/2011	$14.96577	$14.43104	8,226
01/01/2012 to 12/31/2012	$14.43104	$16.64347	14,910
01/01/2013 to 12/31/2013	$16.64347	$23.51273	24,376
01/01/2014 to 12/31/2014	$23.51273	$24.98767	25,016
01/01/2015 to 12/31/2015	$24.98767	$26.85854	18,511
01/01/2016 to 12/31/2016	$26.85854	$27.05680	17,166
01/01/2017 to 12/31/2017	$27.05680	$36.59589	17,862
01/01/2018 to 12/31/2018	$36.59589	$37.27990	16,425
AST T. Rowe Price Large-Cap Value Portfolio
05/01/2009 to 12/31/2009	$10.09832	$12.77034	2,163
01/01/2010 to 12/31/2010	$12.77034	$14.08474	2,181
01/01/2011 to 12/31/2011	$14.08474	$13.74775	1,058
01/01/2012 to 12/31/2012	$13.74775	$15.29152	1,263
01/01/2013 to 12/31/2013	$15.29152	$20.19327	1,126
01/01/2014 to 12/31/2014	$20.19327	$20.11564	1,111
01/01/2015 to 12/31/2015	$20.11564	$18.53439	1,162
01/01/2016 to 12/31/2016	$18.53439	$19.29478	4,069
01/01/2017 to 12/31/2017	$19.29478	$22.05958	4,024
01/01/2018 to 12/31/2018	$22.05958	$19.53441	3,653
AST T. Rowe Price Natural Resources Portfolio
05/01/2009 to 12/31/2009	$10.30108	$13.76951	13,807
01/01/2010 to 12/31/2010	$13.76951	$16.26883	22,069
01/01/2011 to 12/31/2011	$16.26883	$13.57744	25,322
01/01/2012 to 12/31/2012	$13.57744	$13.79902	32,694
01/01/2013 to 12/31/2013	$13.79902	$15.61693	22,004
01/01/2014 to 12/31/2014	$15.61693	$14.03743	24,603
01/01/2015 to 12/31/2015	$14.03743	$11.11786	19,861
01/01/2016 to 12/31/2016	$11.11786	$13.59009	21,089
01/01/2017 to 12/31/2017	$13.59009	$14.70469	24,192
01/01/2018 to 12/31/2018	$14.70469	$12.02002	16,877

A 219

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
05/01/2009 to 12/31/2009	$10.01739	$11.11682	2,027
01/01/2010 to 12/31/2010	$11.11682	$11.53051	5,017
01/01/2011 to 12/31/2011	$11.53051	$11.77677	4,249
01/01/2012 to 12/31/2012	$11.77677	$12.15478	5,035
01/01/2013 to 12/31/2013	$12.15478	$11.47475	13,219
01/01/2014 to 12/31/2014	$11.47475	$11.31784	13,923
01/01/2015 to 12/31/2015	$11.31784	$10.58869	10,422
01/01/2016 to 12/31/2016	$10.58869	$10.83925	8,538
01/01/2017 to 12/31/2017	$10.83925	$10.84955	5,936
01/01/2018 to 12/31/2018	$10.84955	$10.85364	3,645
AST WEDGE Capital Mid-Cap Value Portfolio
05/01/2009 to 12/31/2009	$9.98590	$13.24524	2,145
01/01/2010 to 12/31/2010	$13.24524	$16.05923	2,911
01/01/2011 to 12/31/2011	$16.05923	$15.20886	2,249
01/01/2012 to 12/31/2012	$15.20886	$17.66406	2,441
01/01/2013 to 12/31/2013	$17.66406	$22.94256	3,786
01/01/2014 to 12/31/2014	$22.94256	$25.87248	2,945
01/01/2015 to 12/31/2015	$25.87248	$23.70041	4,588
01/01/2016 to 12/31/2016	$23.70041	$26.50191	4,301
01/01/2017 to 12/31/2017	$26.50191	$30.81359	3,693
01/01/2018 to 12/31/2018	$30.81359	$25.22650	3,469
AST Wellington Management Hedged Equity Portfolio
05/01/2009 to 12/31/2009	$10.06178	$12.77693	0
01/01/2010 to 12/31/2010	$12.77693	$14.36696	0
01/01/2011 to 12/31/2011	$14.36696	$13.60557	3,701
01/01/2012 to 12/31/2012	$13.60557	$14.81394	5,643
01/01/2013 to 12/31/2013	$14.81394	$17.50990	4,970
01/01/2014 to 12/31/2014	$17.50990	$18.12031	3,750
01/01/2015 to 12/31/2015	$18.12031	$17.66125	2,198
01/01/2016 to 12/31/2016	$17.66125	$18.45448	2,188
01/01/2017 to 12/31/2017	$18.45448	$20.56314	1,771
01/01/2018 to 12/31/2018	$20.56314	$19.15977	1,646
AST Western Asset Core Plus Bond Portfolio
05/01/2009 to 12/31/2009	$9.98914	$10.76877	26,254
01/01/2010 to 12/31/2010	$10.76877	$11.38650	56,860
01/01/2011 to 12/31/2011	$11.38650	$11.84188	47,193
01/01/2012 to 12/31/2012	$11.84188	$12.52719	46,465
01/01/2013 to 12/31/2013	$12.52719	$12.10414	33,740
01/01/2014 to 12/31/2014	$12.10414	$12.72711	29,465
01/01/2015 to 12/31/2015	$12.72711	$12.63797	22,485
01/01/2016 to 12/31/2016	$12.63797	$13.03517	25,485
01/01/2017 to 12/31/2017	$13.03517	$13.59300	29,030
01/01/2018 to 12/31/2018	$13.59300	$13.02976	36,150
*Denotes the start date of these sub-accounts

A 220

PREMIER X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 Only HAV and HD GRO OR HD GRO 60 bps (2.15%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.81625	$9.51550	2,585,673
01/01/2010 to 12/31/2010	$9.51550	$10.42979	2,528,955
01/01/2011 to 12/31/2011	$10.42979	$9.93908	2,381,304
01/01/2012 to 12/31/2012	$9.93908	$10.95233	2,293,332
01/01/2013 to 12/31/2013	$10.95233	$11.79135	2,081,597
01/01/2014 to 12/31/2014	$11.79135	$11.98395	1,999,223
01/01/2015 to 12/31/2015	$11.98395	$11.35404	1,838,222
01/01/2016 to 12/31/2016	$11.35404	$11.81988	1,753,948
01/01/2017 to 12/31/2017	$11.81988	$13.02803	1,409,721
01/01/2018 to 12/31/2018	$13.02803	$11.71484	1,231,890
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.82320	$9.66501	405,643
01/01/2010 to 12/31/2010	$9.66501	$10.75845	408,031
01/01/2011 to 12/31/2011	$10.75845	$10.54414	447,743
01/01/2012 to 12/31/2012	$10.54414	$11.73066	448,691
01/01/2013 to 12/31/2013	$11.73066	$13.38514	452,274
01/01/2014 to 12/31/2014	$13.38514	$13.90376	442,767
01/01/2015 to 12/31/2015	$13.90376	$13.72034	433,931
01/01/2016 to 12/31/2016	$13.72034	$14.38670	417,529
01/01/2017 to 12/31/2017	$14.38670	$16.46876	332,157
01/01/2018 to 12/31/2018	$16.46876	$15.17127	290,085
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99825	$11.60058	0
01/01/2014 to 12/31/2014	$11.60058	$12.85205	0
01/01/2015 to 12/31/2015	$12.85205	$12.79876	0
01/01/2016 to 12/31/2016	$12.79876	$13.87101	0
01/01/2017 to 12/31/2017	$13.87101	$16.58571	0
01/01/2018 to 12/31/2018	$16.58571	$14.91411	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.08498	$9.75872	1,177,713
01/01/2010 to 12/31/2010	$9.75872	$10.72990	1,117,527
01/01/2011 to 12/31/2011	$10.72990	$10.37669	992,099
01/01/2012 to 12/31/2012	$10.37669	$11.42526	980,480
01/01/2013 to 12/31/2013	$11.42526	$13.15871	951,892
01/01/2014 to 12/31/2014	$13.15871	$13.72184	935,093
01/01/2015 to 12/31/2015	$13.72184	$13.49691	853,181
01/01/2016 to 12/31/2016	$13.49691	$14.04564	780,009
01/01/2017 to 12/31/2017	$14.04564	$15.80043	705,564
01/01/2018 to 12/31/2018	$15.80043	$14.70288	608,394
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99767	$9.13787	2,049
01/01/2012 to 12/31/2012	$9.13787	$10.00940	6,178
01/01/2013 to 12/31/2013	$10.00940	$10.86224	21,339
01/01/2014 to 12/31/2014	$10.86224	$11.15414	21,204
01/01/2015 to 12/31/2015	$11.15414	$10.59169	17,482
01/01/2016 to 12/31/2016	$10.59169	$11.09090	19,208
01/01/2017 to 12/31/2017	$11.09090	$12.22743	17,940
01/01/2018 to 12/31/2018	$12.22743	$11.33686	18,337

A 221

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.53674	$11.37025	0
01/01/2010 to 12/31/2010	$11.37025	$11.56490	5,769
01/01/2011 to 12/31/2011	$11.56490	$11.57644	2,885
01/01/2012 to 12/31/2012	$11.57644	$11.86441	0
01/01/2013 to 12/31/2013	$11.86441	$11.36215	0
01/01/2014 to 12/31/2014	$11.36215	$11.11228	0
01/01/2015 to 12/31/2015	$11.11228	$10.93103	0
01/01/2016 to 12/31/2016	$10.93103	$10.87642	0
01/01/2017 to 12/31/2017	$10.87642	$10.82970	0
01/01/2018 to 12/31/2018	$10.82970	$10.67959	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.41948	$11.88583	3,056
01/01/2010 to 12/31/2010	$11.88583	$12.53367	11,998
01/01/2011 to 12/31/2011	$12.53367	$12.66037	4,729
01/01/2012 to 12/31/2012	$12.66037	$13.54882	2,500
01/01/2013 to 12/31/2013	$13.54882	$13.01993	811
01/01/2014 to 12/31/2014	$13.01993	$13.28517	1,555
01/01/2015 to 12/31/2015	$13.28517	$12.73133	1,295
01/01/2016 to 12/31/2016	$12.73133	$12.99091	569
01/01/2017 to 12/31/2017	$12.99091	$13.27296	904
01/01/2018 to 12/31/2018	$13.27296	$12.90628	272
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$12.00012	$11.03670	16,371
01/01/2010 to 12/31/2010	$11.03670	$12.01294	17,593
01/01/2011 to 12/31/2011	$12.01294	$13.35765	0
01/01/2012 to 12/31/2012	$13.35765	$13.82354	0
01/01/2013 to 12/31/2013	$13.82354	$13.10722	0
01/01/2014 to 12/31/2014	$13.10722	$13.17292	0
01/01/2015 to 12/31/2015	$13.17292	$13.00013	0
01/01/2016 to 12/31/2016	$13.00013	$12.93197	0
01/01/2017 to 12/31/2017	$12.93197	$12.75070	0
01/01/2018 to 12/31/2018	$12.75070	$12.57521	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.06868	$10.90486	1,719
01/01/2010 to 12/31/2010	$10.90486	$11.88816	0
01/01/2011 to 12/31/2011	$11.88816	$13.49739	0
01/01/2012 to 12/31/2012	$13.49739	$13.98700	0
01/01/2013 to 12/31/2013	$13.98700	$13.03100	0
01/01/2014 to 12/31/2014	$13.03100	$13.30075	0
01/01/2015 to 12/31/2015	$13.30075	$13.16031	0
01/01/2016 to 12/31/2016	$13.16031	$13.07025	0
01/01/2017 to 12/31/2017	$13.07025	$12.89316	0
01/01/2018 to 12/31/2018	$12.89316	$12.69176	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99883	$8.76162	0
01/01/2010 to 12/31/2010	$8.76162	$9.59316	86,467
01/01/2011 to 12/31/2011	$9.59316	$11.14555	3,629
01/01/2012 to 12/31/2012	$11.14555	$11.60016	0
01/01/2013 to 12/31/2013	$11.60016	$10.61606	7,449
01/01/2014 to 12/31/2014	$10.61606	$11.03272	6,214
01/01/2015 to 12/31/2015	$11.03272	$10.96546	0
01/01/2016 to 12/31/2016	$10.96546	$10.94518	0
01/01/2017 to 12/31/2017	$10.94518	$10.81023	0
01/01/2018 to 12/31/2018	$10.81023	$10.61218	0

A 222

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99767	$10.97418	34,183
01/01/2011 to 12/31/2011	$10.97418	$12.92454	171,247
01/01/2012 to 12/31/2012	$12.92454	$13.51172	93,962
01/01/2013 to 12/31/2013	$13.51172	$12.30125	873
01/01/2014 to 12/31/2014	$12.30125	$12.96721	0
01/01/2015 to 12/31/2015	$12.96721	$12.92067	0
01/01/2016 to 12/31/2016	$12.92067	$12.90658	0
01/01/2017 to 12/31/2017	$12.90658	$12.83534	0
01/01/2018 to 12/31/2018	$12.83534	$12.57217	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99825	$11.98335	55,970
01/01/2012 to 12/31/2012	$11.98335	$12.41671	89,037
01/01/2013 to 12/31/2013	$12.41671	$10.97074	5,914
01/01/2014 to 12/31/2014	$10.97074	$11.85345	5,906
01/01/2015 to 12/31/2015	$11.85345	$11.84723	5,913
01/01/2016 to 12/31/2016	$11.84723	$11.81028	5,917
01/01/2017 to 12/31/2017	$11.81028	$11.74370	4,784
01/01/2018 to 12/31/2018	$11.74370	$11.47831	3,818
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99767	$10.36658	4,470
01/01/2013 to 12/31/2013	$10.36658	$9.11332	172,267
01/01/2014 to 12/31/2014	$9.11332	$10.04730	59,254
01/01/2015 to 12/31/2015	$10.04730	$10.10215	8,189
01/01/2016 to 12/31/2016	$10.10215	$10.07888	8,317
01/01/2017 to 12/31/2017	$10.07888	$10.03460	6,724
01/01/2018 to 12/31/2018	$10.03460	$9.79633	6,719
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99883	$8.72233	154,802
01/01/2014 to 12/31/2014	$8.72233	$9.78466	69,304
01/01/2015 to 12/31/2015	$9.78466	$9.85078	0
01/01/2016 to 12/31/2016	$9.85078	$9.82775	0
01/01/2017 to 12/31/2017	$9.82775	$9.78329	0
01/01/2018 to 12/31/2018	$9.78329	$9.51465	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99883	$11.26778	36,347
01/01/2015 to 12/31/2015	$11.26778	$11.25110	202,533
01/01/2016 to 12/31/2016	$11.25110	$11.28706	0
01/01/2017 to 12/31/2017	$11.28706	$11.25223	0
01/01/2018 to 12/31/2018	$11.25223	$10.93312	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99883	$9.90696	22,710
01/01/2016 to 12/31/2016	$9.90696	$9.90025	123,629
01/01/2017 to 12/31/2017	$9.90025	$9.92705	94,995
01/01/2018 to 12/31/2018	$9.92705	$9.61582	104,565
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99767	$9.84877	162,414
01/01/2017 to 12/31/2017	$9.84877	$9.90087	117,540
01/01/2018 to 12/31/2018	$9.90087	$9.56934	130,584
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99767	$10.00547	0
01/01/2018 to 12/31/2018	$10.00547	$9.59241	4,026
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99767	$9.63179	0

A 223

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.61582	$9.34393	1,812,334
01/01/2010 to 12/31/2010	$9.34393	$10.37074	1,767,556
01/01/2011 to 12/31/2011	$10.37074	$9.90639	1,650,713
01/01/2012 to 12/31/2012	$9.90639	$11.02837	1,555,937
01/01/2013 to 12/31/2013	$11.02837	$13.24495	1,561,781
01/01/2014 to 12/31/2014	$13.24495	$13.87306	1,553,356
01/01/2015 to 12/31/2015	$13.87306	$13.65344	1,465,722
01/01/2016 to 12/31/2016	$13.65344	$14.28049	1,388,081
01/01/2017 to 12/31/2017	$14.28049	$16.48186	1,320,053
01/01/2018 to 12/31/2018	$16.48186	$15.12991	1,189,260
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99825	$11.61702	0
01/01/2014 to 12/31/2014	$11.61702	$12.92033	0
01/01/2015 to 12/31/2015	$12.92033	$12.19660	0
01/01/2016 to 12/31/2016	$12.19660	$13.71886	0
01/01/2017 to 12/31/2017	$13.71886	$15.90270	0
01/01/2018 to 12/31/2018	$15.90270	$14.82424	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.98401	$10.31138	0
01/01/2010 to 12/31/2010	$10.31138	$12.99078	504
01/01/2011 to 12/31/2011	$12.99078	$13.55593	73
01/01/2012 to 12/31/2012	$13.55593	$15.30693	118
01/01/2013 to 12/31/2013	$15.30693	$15.45428	23
01/01/2014 to 12/31/2014	$15.45428	$19.80618	107
01/01/2015 to 12/31/2015	$19.80618	$20.32859	43
01/01/2016 to 12/31/2016	$20.32859	$20.86005	20
01/01/2017 to 12/31/2017	$20.86005	$21.69757	28
01/01/2018 to 12/31/2018	$21.69757	$20.22857	18
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.18420	$8.71044	405,249
01/01/2010 to 12/31/2010	$8.71044	$9.75195	412,281
01/01/2011 to 12/31/2011	$9.75195	$9.40336	379,639
01/01/2012 to 12/31/2012	$9.40336	$10.18410	395,793
01/01/2013 to 12/31/2013	$10.18410	$11.44134	387,986
01/01/2014 to 12/31/2014	$11.44134	$11.55347	389,012
01/01/2015 to 12/31/2015	$11.55347	$11.42231	361,580
01/01/2016 to 12/31/2016	$11.42231	$11.65798	334,566
01/01/2017 to 12/31/2017	$11.65798	$13.29322	304,265
01/01/2018 to 12/31/2018	$13.29322	$12.00412	255,980
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.10058	$8.06833	1,402
01/01/2010 to 12/31/2010	$8.06833	$9.49404	1,184
01/01/2011 to 12/31/2011	$9.49404	$8.82617	566
01/01/2012 to 12/31/2012	$8.82617	$10.95611	581
01/01/2013 to 12/31/2013	$10.95611	$11.19183	148
01/01/2014 to 12/31/2014	$11.19183	$12.48181	349
01/01/2015 to 12/31/2015	$12.48181	$12.20812	191
01/01/2016 to 12/31/2016	$12.20812	$12.05876	94
01/01/2017 to 12/31/2017	$12.05876	$13.09078	187
01/01/2018 to 12/31/2018	$13.09078	$12.21019	0

A 224

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.01424	$8.18418	0
01/01/2010 to 12/31/2010	$8.18418	$9.04440	0
01/01/2011 to 12/31/2011	$9.04440	$8.36561	0
01/01/2012 to 12/31/2012	$8.36561	$9.79991	0
01/01/2013 to 12/31/2013	$9.79991	$12.81173	0
01/01/2014 to 12/31/2014	$12.81173	$14.18909	0
01/01/2015 to 12/31/2015	$14.18909	$13.24853	179
01/01/2016 to 12/31/2016	$13.24853	$14.46725	76
01/01/2017 to 12/31/2017	$14.46725	$15.54406	124
01/01/2018 to 12/31/2018	$15.54406	$13.91761	44
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.42328	$11.41627	427
01/01/2010 to 12/31/2010	$11.41627	$13.39182	1,187
01/01/2011 to 12/31/2011	$13.39182	$12.71994	263
01/01/2012 to 12/31/2012	$12.71994	$14.89424	202
01/01/2013 to 12/31/2013	$14.89424	$19.27459	32
01/01/2014 to 12/31/2014	$19.27459	$21.04401	158
01/01/2015 to 12/31/2015	$21.04401	$19.42968	158
01/01/2016 to 12/31/2016	$19.42968	$19.33450	88
01/01/2017 to 12/31/2017	$19.33450	$24.05668	149
01/01/2018 to 12/31/2018	$24.05668	$22.52338	26
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.59217	$9.17026	43,949
01/01/2010 to 12/31/2010	$9.17026	$10.01855	36,638
01/01/2011 to 12/31/2011	$10.01855	$9.75834	33,986
01/01/2012 to 12/31/2012	$9.75834	$10.52024	35,467
01/01/2013 to 12/31/2013	$10.52024	$11.31029	44,601
01/01/2014 to 12/31/2014	$11.31029	$11.51968	48,480
01/01/2015 to 12/31/2015	$11.51968	$11.17468	44,204
01/01/2016 to 12/31/2016	$11.17468	$11.51496	32,958
01/01/2017 to 12/31/2017	$11.51496	$12.65796	36,194
01/01/2018 to 12/31/2018	$12.65796	$11.51559	29,900
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.62336	$9.46659	1,076
01/01/2010 to 12/31/2010	$9.46659	$11.74810	465
01/01/2011 to 12/31/2011	$11.74810	$11.65091	456
01/01/2012 to 12/31/2012	$11.65091	$13.19484	500
01/01/2013 to 12/31/2013	$13.19484	$17.93083	209
01/01/2014 to 12/31/2014	$17.93083	$18.81697	471
01/01/2015 to 12/31/2015	$18.81697	$17.40873	232
01/01/2016 to 12/31/2016	$17.40873	$21.18672	143
01/01/2017 to 12/31/2017	$21.18672	$23.27004	379
01/01/2018 to 12/31/2018	$23.27004	$19.57386	51
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.48777	$10.29201	14,531
01/01/2010 to 12/31/2010	$10.29201	$10.07791	1,709
01/01/2011 to 12/31/2011	$10.07791	$9.86837	3,458
01/01/2012 to 12/31/2012	$9.86837	$9.66107	3,566
01/01/2013 to 12/31/2013	$9.66107	$9.45779	195
01/01/2014 to 12/31/2014	$9.45779	$9.25875	529
01/01/2015 to 12/31/2015	$9.25875	$9.06383	464
01/01/2016 to 12/31/2016	$9.06383	$8.87349	239
01/01/2017 to 12/31/2017	$8.87349	$8.71666	808
01/01/2018 to 12/31/2018	$8.71666	$8.64318	756

A 225

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.75677	$10.29318	904
01/01/2010 to 12/31/2010	$10.29318	$11.43698	4,162
01/01/2011 to 12/31/2011	$11.43698	$11.55188	2,408
01/01/2012 to 12/31/2012	$11.55188	$12.87737	374
01/01/2013 to 12/31/2013	$12.87737	$13.51149	81
01/01/2014 to 12/31/2014	$13.51149	$13.56529	262
01/01/2015 to 12/31/2015	$13.56529	$12.80653	224
01/01/2016 to 12/31/2016	$12.80653	$14.46792	91
01/01/2017 to 12/31/2017	$14.46792	$15.22246	214
01/01/2018 to 12/31/2018	$15.22246	$14.60433	87
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.63284	$7.75509	0
01/01/2010 to 12/31/2010	$7.75509	$8.59095	0
01/01/2011 to 12/31/2011	$8.59095	$8.05852	0
01/01/2012 to 12/31/2012	$8.05852	$9.22079	0
01/01/2013 to 12/31/2013	$9.22079	$12.62489	0
01/01/2014 to 12/31/2014	$12.62489	$14.05810	0
01/01/2015 to 12/31/2015	$14.05810	$12.68362	0
01/01/2016 to 12/31/2016	$12.68362	$14.88655	0
01/01/2017 to 12/31/2017	$14.88655	$17.37125	0
01/01/2018 to 12/31/2018	$17.37125	$14.59713	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$6.00307	$7.95060	0
01/01/2010 to 12/31/2010	$7.95060	$8.91178	0
01/01/2011 to 12/31/2011	$8.91178	$7.59690	0
01/01/2012 to 12/31/2012	$7.59690	$8.95135	0
01/01/2013 to 12/31/2013	$8.95135	$10.43284	0
01/01/2014 to 12/31/2014	$10.43284	$9.64884	0
01/01/2015 to 12/31/2015	$9.64884	$9.74315	0
01/01/2016 to 12/31/2016	$9.74315	$9.17813	0
01/01/2017 to 12/31/2017	$9.17813	$12.16870	0
01/01/2018 to 12/31/2018	$12.16870	$10.32323	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.84949	$8.75042	691
01/01/2010 to 12/31/2010	$8.75042	$9.51572	263
01/01/2011 to 12/31/2011	$9.51572	$8.14664	293
01/01/2012 to 12/31/2012	$8.14664	$9.30490	321
01/01/2013 to 12/31/2013	$9.30490	$10.88229	134
01/01/2014 to 12/31/2014	$10.88229	$9.93905	302
01/01/2015 to 12/31/2015	$9.93905	$9.80934	149
01/01/2016 to 12/31/2016	$9.80934	$9.65905	92
01/01/2017 to 12/31/2017	$9.65905	$11.61362	184
01/01/2018 to 12/31/2018	$11.61362	$9.53343	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.11750	$8.82580	12,012
01/01/2010 to 12/31/2010	$8.82580	$9.83405	15,656
01/01/2011 to 12/31/2011	$9.83405	$9.57260	14,436
01/01/2012 to 12/31/2012	$9.57260	$10.64380	18,387
01/01/2013 to 12/31/2013	$10.64380	$12.11634	29,591
01/01/2014 to 12/31/2014	$12.11634	$12.61628	32,188
01/01/2015 to 12/31/2015	$12.61628	$12.22130	34,133
01/01/2016 to 12/31/2016	$12.22130	$12.58880	33,459
01/01/2017 to 12/31/2017	$12.58880	$14.41429	28,676
01/01/2018 to 12/31/2018	$14.41429	$13.06909	27,149

A 226

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.84189	$10.43150	1,337
01/01/2010 to 12/31/2010	$10.43150	$10.94417	1,763
01/01/2011 to 12/31/2011	$10.94417	$9.73366	529
01/01/2012 to 12/31/2012	$9.73366	$11.61603	290
01/01/2013 to 12/31/2013	$11.61603	$13.11836	75
01/01/2014 to 12/31/2014	$13.11836	$12.02474	233
01/01/2015 to 12/31/2015	$12.02474	$11.44260	209
01/01/2016 to 12/31/2016	$11.44260	$11.41863	97
01/01/2017 to 12/31/2017	$11.41863	$14.49160	279
01/01/2018 to 12/31/2018	$14.49160	$11.70686	134
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.26576	$11.06807	252,584
01/01/2010 to 12/31/2010	$11.06807	$11.62819	210,165
01/01/2011 to 12/31/2011	$11.62819	$11.41042	208,542
01/01/2012 to 12/31/2012	$11.41042	$12.36735	203,929
01/01/2013 to 12/31/2013	$12.36735	$13.44281	216,843
01/01/2014 to 12/31/2014	$13.44281	$13.87695	205,078
01/01/2015 to 12/31/2015	$13.87695	$13.56006	200,206
01/01/2016 to 12/31/2016	$13.56006	$13.78480	187,393
01/01/2017 to 12/31/2017	$13.78480	$15.13401	171,961
01/01/2018 to 12/31/2018	$15.13401	$14.05432	152,521
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08364	$10.28433	0
01/01/2010 to 12/31/2010	$10.28433	$11.20726	0
01/01/2011 to 12/31/2011	$11.20726	$11.04434	0
01/01/2012 to 12/31/2012	$11.04434	$12.45348	0
01/01/2013 to 12/31/2013	$12.45348	$16.64059	0
01/01/2014 to 12/31/2014	$16.64059	$17.83853	0
01/01/2015 to 12/31/2015	$17.83853	$19.32012	0
01/01/2016 to 12/31/2016	$19.32012	$18.63740	0
01/01/2017 to 12/31/2017	$18.63740	$24.78385	0
01/01/2018 to 12/31/2018	$24.78385	$23.86832	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.07655	$8.98924	599
01/01/2010 to 12/31/2010	$8.98924	$10.53837	861
01/01/2011 to 12/31/2011	$10.53837	$10.22269	345
01/01/2012 to 12/31/2012	$10.22269	$11.23474	358
01/01/2013 to 12/31/2013	$11.23474	$15.02504	76
01/01/2014 to 12/31/2014	$15.02504	$16.26647	222
01/01/2015 to 12/31/2015	$16.26647	$17.52780	164
01/01/2016 to 12/31/2016	$17.52780	$18.11653	71
01/01/2017 to 12/31/2017	$18.11653	$23.58740	95
01/01/2018 to 12/31/2018	$23.58740	$22.46755	33
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.78861	$11.31440	0
01/01/2010 to 12/31/2010	$11.31440	$12.41066	197
01/01/2011 to 12/31/2011	$12.41066	$11.76918	0
01/01/2012 to 12/31/2012	$11.76918	$14.18000	0
01/01/2013 to 12/31/2013	$14.18000	$17.71763	0
01/01/2014 to 12/31/2014	$17.71763	$17.97436	0
01/01/2015 to 12/31/2015	$17.97436	$17.33816	0
01/01/2016 to 12/31/2016	$17.33816	$18.18118	0
01/01/2017 to 12/31/2017	$18.18118	$22.04297	0
01/01/2018 to 12/31/2018	$22.04297	$19.51516	0

A 227

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.08374	$9.83697	0
01/01/2010 to 12/31/2010	$9.83697	$10.86121	0
01/01/2011 to 12/31/2011	$10.86121	$10.56972	0
01/01/2012 to 12/31/2012	$10.56972	$12.11467	0
01/01/2013 to 12/31/2013	$12.11467	$16.21309	0
01/01/2014 to 12/31/2014	$16.21309	$17.25433	0
01/01/2015 to 12/31/2015	$17.25433	$18.11220	0
01/01/2016 to 12/31/2016	$18.11220	$18.07074	0
01/01/2017 to 12/31/2017	$18.07074	$23.12420	0
01/01/2018 to 12/31/2018	$23.12420	$23.12146	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99826	$10.17925	0
01/01/2013 to 12/31/2013	$10.17925	$13.40346	0
01/01/2014 to 12/31/2014	$13.40346	$14.46206	0
01/01/2015 to 12/31/2015	$14.46206	$14.05525	0
01/01/2016 to 12/31/2016	$14.05525	$15.61022	0
01/01/2017 to 12/31/2017	$15.61022	$17.93242	232
01/01/2018 to 12/31/2018	$17.93242	$15.77119	129
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.71043	$9.23915	0
01/01/2010 to 12/31/2010	$9.23915	$11.16454	372
01/01/2011 to 12/31/2011	$11.16454	$10.65842	0
01/01/2012 to 12/31/2012	$10.65842	$12.22088	0
01/01/2013 to 12/31/2013	$12.22088	$16.98935	0
01/01/2014 to 12/31/2014	$16.98935	$19.00188	0
01/01/2015 to 12/31/2015	$19.00188	$17.55329	0
01/01/2016 to 12/31/2016	$17.55329	$20.31740	0
01/01/2017 to 12/31/2017	$20.31740	$22.63368	0
01/01/2018 to 12/31/2018	$22.63368	$18.51160	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99826	$10.29125	0
01/01/2013 to 12/31/2013	$10.29125	$11.98012	0
01/01/2014 to 12/31/2014	$11.98012	$12.33061	0
01/01/2015 to 12/31/2015	$12.33061	$11.92120	0
01/01/2016 to 12/31/2016	$11.92120	$12.17518	0
01/01/2017 to 12/31/2017	$12.17518	$13.88539	0
01/01/2018 to 12/31/2018	$13.88539	$12.46673	384
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.56220	$9.06699	475
01/01/2010 to 12/31/2010	$9.06699	$10.85299	1,391
01/01/2011 to 12/31/2011	$10.85299	$8.47100	321
01/01/2012 to 12/31/2012	$8.47100	$9.77928	317
01/01/2013 to 12/31/2013	$9.77928	$9.59482	63
01/01/2014 to 12/31/2014	$9.59482	$8.95297	319
01/01/2015 to 12/31/2015	$8.95297	$7.29837	182
01/01/2016 to 12/31/2016	$7.29837	$8.02833	83
01/01/2017 to 12/31/2017	$8.02833	$9.93315	104
01/01/2018 to 12/31/2018	$9.93315	$8.35712	76

A 228

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.89526	$10.45297	454,267
01/01/2010 to 12/31/2010	$10.45297	$11.31482	415,615
01/01/2011 to 12/31/2011	$11.31482	$11.18744	376,199
01/01/2012 to 12/31/2012	$11.18744	$12.08780	405,336
01/01/2013 to 12/31/2013	$12.08780	$12.92344	405,941
01/01/2014 to 12/31/2014	$12.92344	$13.38204	396,738
01/01/2015 to 12/31/2015	$13.38204	$13.11913	330,834
01/01/2016 to 12/31/2016	$13.11913	$13.55324	287,768
01/01/2017 to 12/31/2017	$13.55324	$14.61302	252,246
01/01/2018 to 12/31/2018	$14.61302	$13.89754	206,016
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01817	$10.06259	0
01/01/2012 to 12/31/2012	$10.06259	$10.55085	0
01/01/2013 to 12/31/2013	$10.55085	$10.08987	0
01/01/2014 to 12/31/2014	$10.08987	$10.47613	0
01/01/2015 to 12/31/2015	$10.47613	$10.22815	0
01/01/2016 to 12/31/2016	$10.22815	$10.43484	0
01/01/2017 to 12/31/2017	$10.43484	$10.79503	366
01/01/2018 to 12/31/2018	$10.79503	$10.48066	203
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.61081	$8.15269	320,913
01/01/2010 to 12/31/2010	$8.15269	$9.49915	335,516
01/01/2011 to 12/31/2011	$9.49915	$8.72164	289,364
01/01/2012 to 12/31/2012	$8.72164	$9.64095	276,214
01/01/2013 to 12/31/2013	$9.64095	$11.04506	295,386
01/01/2014 to 12/31/2014	$11.04506	$11.80709	280,445
01/01/2015 to 12/31/2015	$11.80709	$11.48776	314,926
01/01/2016 to 12/31/2016	$11.48776	$12.38175	301,211
01/01/2017 to 12/31/2017	$12.38175	$14.07297	354,941
01/01/2018 to 12/31/2018	$14.07297	$12.72880	323,768
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99825	$11.63992	0
01/01/2014 to 12/31/2014	$11.63992	$13.13171	0
01/01/2015 to 12/31/2015	$13.13171	$13.05374	0
01/01/2016 to 12/31/2016	$13.05374	$14.16694	0
01/01/2017 to 12/31/2017	$14.16694	$16.83933	0
01/01/2018 to 12/31/2018	$16.83933	$15.30417	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.84612	$8.16461	0
01/01/2010 to 12/31/2010	$8.16461	$9.19572	623
01/01/2011 to 12/31/2011	$9.19572	$9.31379	0
01/01/2012 to 12/31/2012	$9.31379	$10.83195	0
01/01/2013 to 12/31/2013	$10.83195	$14.04263	0
01/01/2014 to 12/31/2014	$14.04263	$16.11343	0
01/01/2015 to 12/31/2015	$16.11343	$16.26001	0
01/01/2016 to 12/31/2016	$16.26001	$18.28171	0
01/01/2017 to 12/31/2017	$18.28171	$21.88041	0
01/01/2018 to 12/31/2018	$21.88041	$19.65744	0

A 229

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99825	$8.87224	0
01/01/2012 to 12/31/2012	$8.87224	$9.82808	0
01/01/2013 to 12/31/2013	$9.82808	$11.77614	3,317
01/01/2014 to 12/31/2014	$11.77614	$12.27770	3,316
01/01/2015 to 12/31/2015	$12.27770	$12.03733	2,596
01/01/2016 to 12/31/2016	$12.03733	$12.52956	3,089
01/01/2017 to 12/31/2017	$12.52956	$14.49778	18,948
01/01/2018 to 12/31/2018	$14.49778	$13.26452	18,903
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.32380	$8.84650	36,583
01/01/2010 to 12/31/2010	$8.84650	$9.69251	46,112
01/01/2011 to 12/31/2011	$9.69251	$9.31643	36,265
01/01/2012 to 12/31/2012	$9.31643	$10.05781	42,650
01/01/2013 to 12/31/2013	$10.05781	$11.07099	30,600
01/01/2014 to 12/31/2014	$11.07099	$11.39502	37,309
01/01/2015 to 12/31/2015	$11.39502	$11.13666	35,838
01/01/2016 to 12/31/2016	$11.13666	$11.42774	30,882
01/01/2017 to 12/31/2017	$11.42774	$13.00392	32,025
01/01/2018 to 12/31/2018	$13.00392	$11.72267	25,995
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.18873	$9.33599	0
01/01/2010 to 12/31/2010	$9.33599	$12.11421	313
01/01/2011 to 12/31/2011	$12.11421	$10.30454	1,070
01/01/2012 to 12/31/2012	$10.30454	$12.11213	1,210
01/01/2013 to 12/31/2013	$12.11213	$16.69652	547
01/01/2014 to 12/31/2014	$16.69652	$17.15266	1,047
01/01/2015 to 12/31/2015	$17.15266	$17.01573	648
01/01/2016 to 12/31/2016	$17.01573	$17.94086	307
01/01/2017 to 12/31/2017	$17.94086	$22.42793	722
01/01/2018 to 12/31/2018	$22.42793	$19.57256	16
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.59557	$8.64603	263
01/01/2010 to 12/31/2010	$8.64603	$11.54673	207
01/01/2011 to 12/31/2011	$11.54673	$11.19338	82
01/01/2012 to 12/31/2012	$11.19338	$12.29157	0
01/01/2013 to 12/31/2013	$12.29157	$16.26529	0
01/01/2014 to 12/31/2014	$16.26529	$16.53096	0
01/01/2015 to 12/31/2015	$16.53096	$16.31014	0
01/01/2016 to 12/31/2016	$16.31014	$17.89590	0
01/01/2017 to 12/31/2017	$17.89590	$21.71043	0
01/01/2018 to 12/31/2018	$21.71043	$19.46481	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.92294	$9.85035	229
01/01/2010 to 12/31/2010	$9.85035	$12.14978	417
01/01/2011 to 12/31/2011	$12.14978	$11.18351	71
01/01/2012 to 12/31/2012	$11.18351	$12.93597	0
01/01/2013 to 12/31/2013	$12.93597	$17.40023	0
01/01/2014 to 12/31/2014	$17.40023	$17.93134	0
01/01/2015 to 12/31/2015	$17.93134	$16.79729	0
01/01/2016 to 12/31/2016	$16.79729	$21.24700	0
01/01/2017 to 12/31/2017	$21.24700	$22.32918	0
01/01/2018 to 12/31/2018	$22.32918	$18.12451	0

A 230

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.57089	$10.41585	227,995
01/01/2010 to 12/31/2010	$10.41585	$11.37298	263,450
01/01/2011 to 12/31/2011	$11.37298	$11.35486	257,883
01/01/2012 to 12/31/2012	$11.35486	$12.61577	288,496
01/01/2013 to 12/31/2013	$12.61577	$14.42921	320,672
01/01/2014 to 12/31/2014	$14.42921	$14.95605	331,895
01/01/2015 to 12/31/2015	$14.95605	$14.64748	328,901
01/01/2016 to 12/31/2016	$14.64748	$15.42163	323,452
01/01/2017 to 12/31/2017	$15.42163	$17.42399	288,441
01/01/2018 to 12/31/2018	$17.42399	$16.14672	223,861
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43180	$9.65708	0
01/01/2010 to 12/31/2010	$9.65708	$10.94866	0
01/01/2011 to 12/31/2011	$10.94866	$10.53687	0
01/01/2012 to 12/31/2012	$10.53687	$12.12848	0
01/01/2013 to 12/31/2013	$12.12848	$17.10074	0
01/01/2014 to 12/31/2014	$17.10074	$18.13790	0
01/01/2015 to 12/31/2015	$18.13790	$19.45780	0
01/01/2016 to 12/31/2016	$19.45780	$19.56318	0
01/01/2017 to 12/31/2017	$19.56318	$26.40885	162
01/01/2018 to 12/31/2018	$26.40885	$26.84943	90
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.73169	$8.95107	0
01/01/2010 to 12/31/2010	$8.95107	$9.85304	0
01/01/2011 to 12/31/2011	$9.85304	$9.59855	0
01/01/2012 to 12/31/2012	$9.59855	$10.65551	0
01/01/2013 to 12/31/2013	$10.65551	$14.04359	0
01/01/2014 to 12/31/2014	$14.04359	$13.96212	0
01/01/2015 to 12/31/2015	$13.96212	$12.83944	0
01/01/2016 to 12/31/2016	$12.83944	$13.34012	0
01/01/2017 to 12/31/2017	$13.34012	$15.22191	0
01/01/2018 to 12/31/2018	$15.22191	$13.45298	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.93123	$13.05802	414
01/01/2010 to 12/31/2010	$13.05802	$15.39811	1,941
01/01/2011 to 12/31/2011	$15.39811	$12.82550	854
01/01/2012 to 12/31/2012	$12.82550	$13.00913	985
01/01/2013 to 12/31/2013	$13.00913	$14.69414	494
01/01/2014 to 12/31/2014	$14.69414	$13.18203	197
01/01/2015 to 12/31/2015	$13.18203	$10.41997	202
01/01/2016 to 12/31/2016	$10.41997	$12.71216	130
01/01/2017 to 12/31/2017	$12.71216	$13.72798	158
01/01/2018 to 12/31/2018	$13.72798	$11.19956	28
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.03832	$11.01755	1,252
01/01/2010 to 12/31/2010	$11.01755	$11.40516	5,304
01/01/2011 to 12/31/2011	$11.40516	$11.62600	2,357
01/01/2012 to 12/31/2012	$11.62600	$11.97556	297
01/01/2013 to 12/31/2013	$11.97556	$11.28342	42
01/01/2014 to 12/31/2014	$11.28342	$11.10740	126
01/01/2015 to 12/31/2015	$11.10740	$10.37148	115
01/01/2016 to 12/31/2016	$10.37148	$10.59617	52
01/01/2017 to 12/31/2017	$10.59617	$10.58537	365
01/01/2018 to 12/31/2018	$10.58537	$10.56845	182

A 231

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.02641	$9.55328	692
01/01/2010 to 12/31/2010	$9.55328	$11.56022	263
01/01/2011 to 12/31/2011	$11.56022	$10.92663	293
01/01/2012 to 12/31/2012	$10.92663	$12.66562	322
01/01/2013 to 12/31/2013	$12.66562	$16.41830	134
01/01/2014 to 12/31/2014	$16.41830	$18.47873	303
01/01/2015 to 12/31/2015	$18.47873	$16.89426	149
01/01/2016 to 12/31/2016	$16.89426	$18.85427	92
01/01/2017 to 12/31/2017	$18.85427	$21.87900	184
01/01/2018 to 12/31/2018	$21.87900	$17.87665	0
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.85286	$8.61586	6,280
01/01/2010 to 12/31/2010	$8.61586	$9.66907	4,063
01/01/2011 to 12/31/2011	$9.66907	$9.13871	5,089
01/01/2012 to 12/31/2012	$9.13871	$9.93078	5,256
01/01/2013 to 12/31/2013	$9.93078	$11.71505	5,730
01/01/2014 to 12/31/2014	$11.71505	$12.09976	11,030
01/01/2015 to 12/31/2015	$12.09976	$11.77015	17,892
01/01/2016 to 12/31/2016	$11.77015	$12.27470	20,732
01/01/2017 to 12/31/2017	$12.27470	$13.65060	18,975
01/01/2018 to 12/31/2018	$13.65060	$12.69393	16,632
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.25507	$10.11398	0
01/01/2010 to 12/31/2010	$10.11398	$10.67324	5,081
01/01/2011 to 12/31/2011	$10.67324	$11.07849	3,621
01/01/2012 to 12/31/2012	$11.07849	$11.69664	891
01/01/2013 to 12/31/2013	$11.69664	$11.27951	343
01/01/2014 to 12/31/2014	$11.27951	$11.83691	332
01/01/2015 to 12/31/2015	$11.83691	$11.73111	176
01/01/2016 to 12/31/2016	$11.73111	$12.07618	77
01/01/2017 to 12/31/2017	$12.07618	$12.56843	117
01/01/2018 to 12/31/2018	$12.56843	$12.02386	67
*Denotes the start date of these sub-accounts

A 232

PREMIER X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Spousal Lifetime Five Income Benefit Only (2.30%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.78101	$9.45889	386,144
01/01/2010 to 12/31/2010	$9.45889	$10.35258	365,884
01/01/2011 to 12/31/2011	$10.35258	$9.85110	349,067
01/01/2012 to 12/31/2012	$9.85110	$10.83936	322,739
01/01/2013 to 12/31/2013	$10.83936	$11.65248	294,864
01/01/2014 to 12/31/2014	$11.65248	$11.82550	279,890
01/01/2015 to 12/31/2015	$11.82550	$11.18749	243,222
01/01/2016 to 12/31/2016	$11.18749	$11.62937	229,255
01/01/2017 to 12/31/2017	$11.62937	$12.79934	216,745
01/01/2018 to 12/31/2018	$12.79934	$11.49213	201,759
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.79118	$9.61143	48,328
01/01/2010 to 12/31/2010	$9.61143	$10.68319	51,361
01/01/2011 to 12/31/2011	$10.68319	$10.45514	51,573
01/01/2012 to 12/31/2012	$10.45514	$11.61448	49,699
01/01/2013 to 12/31/2013	$11.61448	$13.23315	52,117
01/01/2014 to 12/31/2014	$13.23315	$13.72573	49,418
01/01/2015 to 12/31/2015	$13.72573	$13.52487	50,821
01/01/2016 to 12/31/2016	$13.52487	$14.16099	48,475
01/01/2017 to 12/31/2017	$14.16099	$16.18674	46,041
01/01/2018 to 12/31/2018	$16.18674	$14.88939	43,495
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.04854	$9.70059	237,061
01/01/2010 to 12/31/2010	$9.70059	$10.65023	244,246
01/01/2011 to 12/31/2011	$10.65023	$10.28464	234,903
01/01/2012 to 12/31/2012	$10.28464	$11.30707	224,766
01/01/2013 to 12/31/2013	$11.30707	$13.00353	207,425
01/01/2014 to 12/31/2014	$13.00353	$13.54010	194,889
01/01/2015 to 12/31/2015	$13.54010	$13.29865	172,136
01/01/2016 to 12/31/2016	$13.29865	$13.81917	143,223
01/01/2017 to 12/31/2017	$13.81917	$15.52303	141,745
01/01/2018 to 12/31/2018	$15.52303	$14.42350	134,882
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99751	$9.12885	0
01/01/2012 to 12/31/2012	$9.12885	$9.98474	0
01/01/2013 to 12/31/2013	$9.98474	$10.81958	0
01/01/2014 to 12/31/2014	$10.81958	$11.09402	6,336
01/01/2015 to 12/31/2015	$11.09402	$10.51910	6,333
01/01/2016 to 12/31/2016	$10.51910	$10.99888	6,330
01/01/2017 to 12/31/2017	$10.99888	$12.10823	6,217
01/01/2018 to 12/31/2018	$12.10823	$11.20964	5,782

A 233

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.47781	$11.29002	0
01/01/2010 to 12/31/2010	$11.29002	$11.46655	0
01/01/2011 to 12/31/2011	$11.46655	$11.46118	0
01/01/2012 to 12/31/2012	$11.46118	$11.72899	0
01/01/2013 to 12/31/2013	$11.72899	$11.21591	0
01/01/2014 to 12/31/2014	$11.21591	$10.95294	0
01/01/2015 to 12/31/2015	$10.95294	$10.75838	0
01/01/2016 to 12/31/2016	$10.75838	$10.68907	0
01/01/2017 to 12/31/2017	$10.68907	$10.62718	0
01/01/2018 to 12/31/2018	$10.62718	$10.46448	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.37888	$11.82223	0
01/01/2010 to 12/31/2010	$11.82223	$12.44845	0
01/01/2011 to 12/31/2011	$12.44845	$12.55575	0
01/01/2012 to 12/31/2012	$12.55575	$13.41715	0
01/01/2013 to 12/31/2013	$13.41715	$12.87458	0
01/01/2014 to 12/31/2014	$12.87458	$13.11750	0
01/01/2015 to 12/31/2015	$13.11750	$12.55226	0
01/01/2016 to 12/31/2016	$12.55226	$12.78941	0
01/01/2017 to 12/31/2017	$12.78941	$13.04806	0
01/01/2018 to 12/31/2018	$13.04806	$12.66894	0
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.58135	$9.28814	451,348
01/01/2010 to 12/31/2010	$9.28814	$10.29386	404,450
01/01/2011 to 12/31/2011	$10.29386	$9.81857	378,795
01/01/2012 to 12/31/2012	$9.81857	$10.91458	326,988
01/01/2013 to 12/31/2013	$10.91458	$13.08906	306,909
01/01/2014 to 12/31/2014	$13.08906	$13.68977	288,274
01/01/2015 to 12/31/2015	$13.68977	$13.45328	242,792
01/01/2016 to 12/31/2016	$13.45328	$14.05054	233,214
01/01/2017 to 12/31/2017	$14.05054	$16.19280	218,138
01/01/2018 to 12/31/2018	$16.19280	$14.84261	204,822
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99813	$11.60230	0
01/01/2014 to 12/31/2014	$11.60230	$12.88496	0
01/01/2015 to 12/31/2015	$12.88496	$12.14530	0
01/01/2016 to 12/31/2016	$12.14530	$13.64122	0
01/01/2017 to 12/31/2017	$13.64122	$15.78950	0
01/01/2018 to 12/31/2018	$15.78950	$14.69713	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.93961	$10.23905	0
01/01/2010 to 12/31/2010	$10.23905	$12.88076	0
01/01/2011 to 12/31/2011	$12.88076	$13.42144	0
01/01/2012 to 12/31/2012	$13.42144	$15.13273	0
01/01/2013 to 12/31/2013	$15.13273	$15.25591	0
01/01/2014 to 12/31/2014	$15.25591	$19.52324	0
01/01/2015 to 12/31/2015	$19.52324	$20.00868	0
01/01/2016 to 12/31/2016	$20.00868	$20.50180	0
01/01/2017 to 12/31/2017	$20.50180	$21.29380	0
01/01/2018 to 12/31/2018	$21.29380	$19.82275	0

A 234

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.15487	$8.66215	92,702
01/01/2010 to 12/31/2010	$8.66215	$9.68378	89,678
01/01/2011 to 12/31/2011	$9.68378	$9.32398	82,557
01/01/2012 to 12/31/2012	$9.32398	$10.08333	77,389
01/01/2013 to 12/31/2013	$10.08333	$11.31154	73,844
01/01/2014 to 12/31/2014	$11.31154	$11.40557	66,248
01/01/2015 to 12/31/2015	$11.40557	$11.25953	54,050
01/01/2016 to 12/31/2016	$11.25953	$11.47513	50,570
01/01/2017 to 12/31/2017	$11.47513	$13.06564	47,033
01/01/2018 to 12/31/2018	$13.06564	$11.78114	43,837
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.09650	$8.05116	0
01/01/2010 to 12/31/2010	$8.05116	$9.46002	0
01/01/2011 to 12/31/2011	$9.46002	$8.78163	0
01/01/2012 to 12/31/2012	$8.78163	$10.88468	0
01/01/2013 to 12/31/2013	$10.88468	$11.10256	0
01/01/2014 to 12/31/2014	$11.10256	$12.36411	0
01/01/2015 to 12/31/2015	$12.36411	$12.07532	0
01/01/2016 to 12/31/2016	$12.07532	$11.91011	0
01/01/2017 to 12/31/2017	$11.91011	$12.91053	0
01/01/2018 to 12/31/2018	$12.91053	$12.02439	0
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.97511	$8.12654	0
01/01/2010 to 12/31/2010	$8.12654	$8.96759	0
01/01/2011 to 12/31/2011	$8.96759	$8.28237	0
01/01/2012 to 12/31/2012	$8.28237	$9.68809	0
01/01/2013 to 12/31/2013	$9.68809	$12.64699	0
01/01/2014 to 12/31/2014	$12.64699	$13.98609	0
01/01/2015 to 12/31/2015	$13.98609	$13.03987	0
01/01/2016 to 12/31/2016	$13.03987	$14.21864	0
01/01/2017 to 12/31/2017	$14.21864	$15.25461	0
01/01/2018 to 12/31/2018	$15.25461	$13.63828	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.38191	$11.33587	0
01/01/2010 to 12/31/2010	$11.33587	$13.27803	0
01/01/2011 to 12/31/2011	$13.27803	$12.59342	0
01/01/2012 to 12/31/2012	$12.59342	$14.72440	0
01/01/2013 to 12/31/2013	$14.72440	$19.02687	0
01/01/2014 to 12/31/2014	$19.02687	$20.74304	0
01/01/2015 to 12/31/2015	$20.74304	$19.12377	0
01/01/2016 to 12/31/2016	$19.12377	$19.00229	0
01/01/2017 to 12/31/2017	$19.00229	$23.60877	0
01/01/2018 to 12/31/2018	$23.60877	$22.07149	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.58468	$9.14789	1,534
01/01/2010 to 12/31/2010	$9.14789	$9.97940	1,458
01/01/2011 to 12/31/2011	$9.97940	$9.70594	1,384
01/01/2012 to 12/31/2012	$9.70594	$10.44837	1,331
01/01/2013 to 12/31/2013	$10.44837	$11.21657	1,314
01/01/2014 to 12/31/2014	$11.21657	$11.40747	1,256
01/01/2015 to 12/31/2015	$11.40747	$11.04951	1,196
01/01/2016 to 12/31/2016	$11.04951	$11.36932	1,135
01/01/2017 to 12/31/2017	$11.36932	$12.47952	1,091
01/01/2018 to 12/31/2018	$12.47952	$11.33646	1,016

A 235

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.61835	$9.44641	0
01/01/2010 to 12/31/2010	$9.44641	$11.70578	0
01/01/2011 to 12/31/2011	$11.70578	$11.59196	0
01/01/2012 to 12/31/2012	$11.59196	$13.10878	0
01/01/2013 to 12/31/2013	$13.10878	$17.78780	0
01/01/2014 to 12/31/2014	$17.78780	$18.63957	0
01/01/2015 to 12/31/2015	$18.63957	$17.21927	0
01/01/2016 to 12/31/2016	$17.21927	$20.92536	0
01/01/2017 to 12/31/2017	$20.92536	$22.94936	0
01/01/2018 to 12/31/2018	$22.94936	$19.27558	0
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.44662	$10.23676	0
01/01/2010 to 12/31/2010	$10.23676	$10.00912	0
01/01/2011 to 12/31/2011	$10.00912	$9.78655	0
01/01/2012 to 12/31/2012	$9.78655	$9.56663	0
01/01/2013 to 12/31/2013	$9.56663	$9.35158	0
01/01/2014 to 12/31/2014	$9.35158	$9.14136	0
01/01/2015 to 12/31/2015	$9.14136	$8.93571	0
01/01/2016 to 12/31/2016	$8.93571	$8.73547	0
01/01/2017 to 12/31/2017	$8.73547	$8.56868	0
01/01/2018 to 12/31/2018	$8.56868	$8.48389	0
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.71350	$10.22092	0
01/01/2010 to 12/31/2010	$10.22092	$11.33996	0
01/01/2011 to 12/31/2011	$11.33996	$11.43711	0
01/01/2012 to 12/31/2012	$11.43711	$12.73073	0
01/01/2013 to 12/31/2013	$12.73073	$13.33806	0
01/01/2014 to 12/31/2014	$13.33806	$13.37164	0
01/01/2015 to 12/31/2015	$13.37164	$12.60512	0
01/01/2016 to 12/31/2016	$12.60512	$14.21951	0
01/01/2017 to 12/31/2017	$14.21951	$14.93925	0
01/01/2018 to 12/31/2018	$14.93925	$14.31141	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.59589	$7.70055	0
01/01/2010 to 12/31/2010	$7.70055	$8.51795	0
01/01/2011 to 12/31/2011	$8.51795	$7.97841	0
01/01/2012 to 12/31/2012	$7.97841	$9.11568	0
01/01/2013 to 12/31/2013	$9.11568	$12.46280	0
01/01/2014 to 12/31/2014	$12.46280	$13.85728	0
01/01/2015 to 12/31/2015	$13.85728	$12.48421	0
01/01/2016 to 12/31/2016	$12.48421	$14.63112	0
01/01/2017 to 12/31/2017	$14.63112	$17.04823	0
01/01/2018 to 12/31/2018	$17.04823	$14.30458	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.97954	$7.90775	0
01/01/2010 to 12/31/2010	$7.90775	$8.85072	0
01/01/2011 to 12/31/2011	$8.85072	$7.53378	0
01/01/2012 to 12/31/2012	$7.53378	$8.86389	0
01/01/2013 to 12/31/2013	$8.86389	$10.31589	0
01/01/2014 to 12/31/2014	$10.31589	$9.52677	0
01/01/2015 to 12/31/2015	$9.52677	$9.60572	0
01/01/2016 to 12/31/2016	$9.60572	$9.03541	0
01/01/2017 to 12/31/2017	$9.03541	$11.96189	0
01/01/2018 to 12/31/2018	$11.96189	$10.13284	0

A 236

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.82250	$8.70312	0
01/01/2010 to 12/31/2010	$8.70312	$9.45037	0
01/01/2011 to 12/31/2011	$9.45037	$8.07874	0
01/01/2012 to 12/31/2012	$8.07874	$9.21373	0
01/01/2013 to 12/31/2013	$9.21373	$10.75994	0
01/01/2014 to 12/31/2014	$10.75994	$9.81286	0
01/01/2015 to 12/31/2015	$9.81286	$9.67056	0
01/01/2016 to 12/31/2016	$9.67056	$9.50854	0
01/01/2017 to 12/31/2017	$9.50854	$11.41590	0
01/01/2018 to 12/31/2018	$11.41590	$9.35725	0
AST Investment Grade Bond Portfolio
05/01/2009* to 12/31/2009	$9.98124	$10.83253	0
01/01/2010 to 12/31/2010	$10.83253	$11.73376	0
01/01/2011 to 12/31/2011	$11.73376	$12.89793	0
01/01/2012 to 12/31/2012	$12.89793	$13.79278	0
01/01/2013 to 12/31/2013	$13.79278	$13.05358	0
01/01/2014 to 12/31/2014	$13.05358	$13.61868	0
01/01/2015 to 12/31/2015	$13.61868	$13.46870	0
01/01/2016 to 12/31/2016	$13.46870	$13.72014	0
01/01/2017 to 12/31/2017	$13.72014	$13.99076	0
01/01/2018 to 12/31/2018	$13.99076	$13.63796	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.11052	$8.80420	0
01/01/2010 to 12/31/2010	$8.80420	$9.79553	0
01/01/2011 to 12/31/2011	$9.79553	$9.52105	0
01/01/2012 to 12/31/2012	$9.52105	$10.57078	0
01/01/2013 to 12/31/2013	$10.57078	$12.01556	0
01/01/2014 to 12/31/2014	$12.01556	$12.49292	0
01/01/2015 to 12/31/2015	$12.49292	$12.08400	0
01/01/2016 to 12/31/2016	$12.08400	$12.42930	0
01/01/2017 to 12/31/2017	$12.42930	$14.21077	0
01/01/2018 to 12/31/2018	$14.21077	$12.86556	0
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.79817	$10.35804	0
01/01/2010 to 12/31/2010	$10.35804	$10.85122	0
01/01/2011 to 12/31/2011	$10.85122	$9.63698	0
01/01/2012 to 12/31/2012	$9.63698	$11.48382	0
01/01/2013 to 12/31/2013	$11.48382	$12.94997	0
01/01/2014 to 12/31/2014	$12.94997	$11.85292	0
01/01/2015 to 12/31/2015	$11.85292	$11.26253	0
01/01/2016 to 12/31/2016	$11.26253	$11.22263	0
01/01/2017 to 12/31/2017	$11.22263	$14.22205	0
01/01/2018 to 12/31/2018	$14.22205	$11.47211	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.21405	$10.99024	16,985
01/01/2010 to 12/31/2010	$10.99024	$11.52951	17,589
01/01/2011 to 12/31/2011	$11.52951	$11.29693	14,288
01/01/2012 to 12/31/2012	$11.29693	$12.22630	14,049
01/01/2013 to 12/31/2013	$12.22630	$13.27000	13,740
01/01/2014 to 12/31/2014	$13.27000	$13.67845	13,060
01/01/2015 to 12/31/2015	$13.67845	$13.34643	12,337
01/01/2016 to 12/31/2016	$13.34643	$13.54783	11,652
01/01/2017 to 12/31/2017	$13.54783	$14.85208	11,034
01/01/2018 to 12/31/2018	$14.85208	$13.77216	8,675

A 237

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08352	$10.28234	0
01/01/2010 to 12/31/2010	$10.28234	$11.18859	0
01/01/2011 to 12/31/2011	$11.18859	$11.00994	0
01/01/2012 to 12/31/2012	$11.00994	$12.39649	0
01/01/2013 to 12/31/2013	$12.39649	$16.54020	0
01/01/2014 to 12/31/2014	$16.54020	$17.70496	0
01/01/2015 to 12/31/2015	$17.70496	$19.14731	0
01/01/2016 to 12/31/2016	$19.14731	$18.44363	0
01/01/2017 to 12/31/2017	$18.44363	$24.49033	0
01/01/2018 to 12/31/2018	$24.49033	$23.55088	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.03710	$8.92597	0
01/01/2010 to 12/31/2010	$8.92597	$10.44883	0
01/01/2011 to 12/31/2011	$10.44883	$10.12099	0
01/01/2012 to 12/31/2012	$10.12099	$11.10653	0
01/01/2013 to 12/31/2013	$11.10653	$14.83180	0
01/01/2014 to 12/31/2014	$14.83180	$16.03371	0
01/01/2015 to 12/31/2015	$16.03371	$17.25179	0
01/01/2016 to 12/31/2016	$17.25179	$17.80519	0
01/01/2017 to 12/31/2017	$17.80519	$23.14812	0
01/01/2018 to 12/31/2018	$23.14812	$22.01660	0
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.73970	$11.23486	0
01/01/2010 to 12/31/2010	$11.23486	$12.30530	0
01/01/2011 to 12/31/2011	$12.30530	$11.65219	0
01/01/2012 to 12/31/2012	$11.65219	$14.01846	0
01/01/2013 to 12/31/2013	$14.01846	$17.49024	0
01/01/2014 to 12/31/2014	$17.49024	$17.71763	0
01/01/2015 to 12/31/2015	$17.71763	$17.06538	0
01/01/2016 to 12/31/2016	$17.06538	$17.86899	0
01/01/2017 to 12/31/2017	$17.86899	$21.63287	0
01/01/2018 to 12/31/2018	$21.63287	$19.12377	0
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.03870	$9.76781	0
01/01/2010 to 12/31/2010	$9.76781	$10.76895	0
01/01/2011 to 12/31/2011	$10.76895	$10.46467	0
01/01/2012 to 12/31/2012	$10.46467	$11.97661	0
01/01/2013 to 12/31/2013	$11.97661	$16.00478	0
01/01/2014 to 12/31/2014	$16.00478	$17.00761	0
01/01/2015 to 12/31/2015	$17.00761	$17.82712	0
01/01/2016 to 12/31/2016	$17.82712	$17.76025	0
01/01/2017 to 12/31/2017	$17.76025	$22.69364	0
01/01/2018 to 12/31/2018	$22.69364	$22.65745	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99814	$10.17373	0
01/01/2013 to 12/31/2013	$10.17373	$13.37657	0
01/01/2014 to 12/31/2014	$13.37657	$14.41184	0
01/01/2015 to 12/31/2015	$14.41184	$13.98584	0
01/01/2016 to 12/31/2016	$13.98584	$15.51038	0
01/01/2017 to 12/31/2017	$15.51038	$17.79184	0
01/01/2018 to 12/31/2018	$17.79184	$15.62439	0

A 238

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.67312	$9.17426	0
01/01/2010 to 12/31/2010	$9.17426	$11.06988	0
01/01/2011 to 12/31/2011	$11.06988	$10.55254	0
01/01/2012 to 12/31/2012	$10.55254	$12.08173	0
01/01/2013 to 12/31/2013	$12.08173	$16.77143	0
01/01/2014 to 12/31/2014	$16.77143	$18.73061	0
01/01/2015 to 12/31/2015	$18.73061	$17.27731	0
01/01/2016 to 12/31/2016	$17.27731	$19.96877	0
01/01/2017 to 12/31/2017	$19.96877	$22.21279	0
01/01/2018 to 12/31/2018	$22.21279	$18.14057	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99814	$10.28113	0
01/01/2013 to 12/31/2013	$10.28113	$11.95086	0
01/01/2014 to 12/31/2014	$11.95086	$12.28242	0
01/01/2015 to 12/31/2015	$12.28242	$11.85721	0
01/01/2016 to 12/31/2016	$11.85721	$12.09208	0
01/01/2017 to 12/31/2017	$12.09208	$13.77046	0
01/01/2018 to 12/31/2018	$13.77046	$12.34533	0
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.55848	$9.04757	0
01/01/2010 to 12/31/2010	$9.04757	$10.81385	0
01/01/2011 to 12/31/2011	$10.81385	$8.42811	0
01/01/2012 to 12/31/2012	$8.42811	$9.71539	0
01/01/2013 to 12/31/2013	$9.71539	$9.51805	0
01/01/2014 to 12/31/2014	$9.51805	$8.86830	0
01/01/2015 to 12/31/2015	$8.86830	$7.21876	0
01/01/2016 to 12/31/2016	$7.21876	$7.92914	0
01/01/2017 to 12/31/2017	$7.92914	$9.79598	0
01/01/2018 to 12/31/2018	$9.79598	$8.22958	0
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.85527	$10.39060	109,030
01/01/2010 to 12/31/2010	$10.39060	$11.23093	96,319
01/01/2011 to 12/31/2011	$11.23093	$11.08818	81,004
01/01/2012 to 12/31/2012	$11.08818	$11.96291	77,081
01/01/2013 to 12/31/2013	$11.96291	$12.77116	77,404
01/01/2014 to 12/31/2014	$12.77116	$13.20504	72,581
01/01/2015 to 12/31/2015	$13.20504	$12.92658	68,071
01/01/2016 to 12/31/2016	$12.92658	$13.33482	63,457
01/01/2017 to 12/31/2017	$13.33482	$14.35636	59,389
01/01/2018 to 12/31/2018	$14.35636	$13.63327	55,435
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01805	$10.06005	0
01/01/2012 to 12/31/2012	$10.06005	$10.53264	0
01/01/2013 to 12/31/2013	$10.53264	$10.05767	0
01/01/2014 to 12/31/2014	$10.05767	$10.42743	0
01/01/2015 to 12/31/2015	$10.42743	$10.16564	0
01/01/2016 to 12/31/2016	$10.16564	$10.35587	0
01/01/2017 to 12/31/2017	$10.35587	$10.69771	0
01/01/2018 to 12/31/2018	$10.69771	$10.37086	0

A 239

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.58367	$8.10732	45,017
01/01/2010 to 12/31/2010	$8.10732	$9.43250	44,356
01/01/2011 to 12/31/2011	$9.43250	$8.64767	43,054
01/01/2012 to 12/31/2012	$8.64767	$9.54508	41,562
01/01/2013 to 12/31/2013	$9.54508	$10.91902	40,527
01/01/2014 to 12/31/2014	$10.91902	$11.65528	33,493
01/01/2015 to 12/31/2015	$11.65528	$11.32346	33,675
01/01/2016 to 12/31/2016	$11.32346	$12.18680	32,405
01/01/2017 to 12/31/2017	$12.18680	$13.83124	40,239
01/01/2018 to 12/31/2018	$13.83124	$12.49157	36,222
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.80785	$8.10701	0
01/01/2010 to 12/31/2010	$8.10701	$9.11744	0
01/01/2011 to 12/31/2011	$9.11744	$9.22101	0
01/01/2012 to 12/31/2012	$9.22101	$10.70831	0
01/01/2013 to 12/31/2013	$10.70831	$13.86199	0
01/01/2014 to 12/31/2014	$13.86199	$15.88287	0
01/01/2015 to 12/31/2015	$15.88287	$16.00374	0
01/01/2016 to 12/31/2016	$16.00374	$17.96739	0
01/01/2017 to 12/31/2017	$17.96739	$21.47283	0
01/01/2018 to 12/31/2018	$21.47283	$19.26283	0
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99813	$8.86352	0
01/01/2012 to 12/31/2012	$8.86352	$9.80389	0
01/01/2013 to 12/31/2013	$9.80389	$11.73000	0
01/01/2014 to 12/31/2014	$11.73000	$12.21170	0
01/01/2015 to 12/31/2015	$12.21170	$11.95509	0
01/01/2016 to 12/31/2016	$11.95509	$12.42572	0
01/01/2017 to 12/31/2017	$12.42572	$14.35673	0
01/01/2018 to 12/31/2018	$14.35673	$13.11618	0
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.31661	$8.82485	0
01/01/2010 to 12/31/2010	$8.82485	$9.65463	0
01/01/2011 to 12/31/2011	$9.65463	$9.26641	906
01/01/2012 to 12/31/2012	$9.26641	$9.98915	846
01/01/2013 to 12/31/2013	$9.98915	$10.97919	2,223
01/01/2014 to 12/31/2014	$10.97919	$11.28386	2,072
01/01/2015 to 12/31/2015	$11.28386	$11.01184	10,037
01/01/2016 to 12/31/2016	$11.01184	$11.28308	9,225
01/01/2017 to 12/31/2017	$11.28308	$12.82058	8,509
01/01/2018 to 12/31/2018	$12.82058	$11.54042	7,819
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.14856	$9.27013	0
01/01/2010 to 12/31/2010	$9.27013	$12.01118	0
01/01/2011 to 12/31/2011	$12.01118	$10.20193	0
01/01/2012 to 12/31/2012	$10.20193	$11.97389	0
01/01/2013 to 12/31/2013	$11.97389	$16.48166	0
01/01/2014 to 12/31/2014	$16.48166	$16.90710	0
01/01/2015 to 12/31/2015	$16.90710	$16.74749	0
01/01/2016 to 12/31/2016	$16.74749	$17.63221	0
01/01/2017 to 12/31/2017	$17.63221	$22.00983	0
01/01/2018 to 12/31/2018	$22.00983	$19.17935	0

A 240

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.56974	$8.59961	0
01/01/2010 to 12/31/2010	$8.59961	$11.46782	0
01/01/2011 to 12/31/2011	$11.46782	$11.10068	0
01/01/2012 to 12/31/2012	$11.10068	$12.17187	0
01/01/2013 to 12/31/2013	$12.17187	$16.08335	0
01/01/2014 to 12/31/2014	$16.08335	$16.32209	0
01/01/2015 to 12/31/2015	$16.32209	$16.08047	0
01/01/2016 to 12/31/2016	$16.08047	$17.61819	0
01/01/2017 to 12/31/2017	$17.61819	$21.34231	0
01/01/2018 to 12/31/2018	$21.34231	$19.10656	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.87877	$9.78101	0
01/01/2010 to 12/31/2010	$9.78101	$12.04659	0
01/01/2011 to 12/31/2011	$12.04659	$11.07233	0
01/01/2012 to 12/31/2012	$11.07233	$12.78859	0
01/01/2013 to 12/31/2013	$12.78859	$17.17681	0
01/01/2014 to 12/31/2014	$17.17681	$17.67519	0
01/01/2015 to 12/31/2015	$17.67519	$16.53298	0
01/01/2016 to 12/31/2016	$16.53298	$20.88206	0
01/01/2017 to 12/31/2017	$20.88206	$21.91353	0
01/01/2018 to 12/31/2018	$21.91353	$17.76081	0
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.52312	$10.34266	116,846
01/01/2010 to 12/31/2010	$10.34266	$11.27647	113,717
01/01/2011 to 12/31/2011	$11.27647	$11.24209	112,560
01/01/2012 to 12/31/2012	$11.24209	$12.47207	107,540
01/01/2013 to 12/31/2013	$12.47207	$14.24387	105,525
01/01/2014 to 12/31/2014	$14.24387	$14.74231	101,668
01/01/2015 to 12/31/2015	$14.74231	$14.41688	90,316
01/01/2016 to 12/31/2016	$14.41688	$15.15673	86,457
01/01/2017 to 12/31/2017	$15.15673	$17.09970	82,215
01/01/2018 to 12/31/2018	$17.09970	$15.82279	76,354
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.40651	$9.60494	0
01/01/2010 to 12/31/2010	$9.60494	$10.87354	0
01/01/2011 to 12/31/2011	$10.87354	$10.44927	0
01/01/2012 to 12/31/2012	$10.44927	$12.00993	0
01/01/2013 to 12/31/2013	$12.00993	$16.90868	0
01/01/2014 to 12/31/2014	$16.90868	$17.90792	0
01/01/2015 to 12/31/2015	$17.90792	$19.18285	0
01/01/2016 to 12/31/2016	$19.18285	$19.25852	0
01/01/2017 to 12/31/2017	$19.25852	$25.95948	0
01/01/2018 to 12/31/2018	$25.95948	$26.35364	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.68854	$8.88795	0
01/01/2010 to 12/31/2010	$8.88795	$9.76915	0
01/01/2011 to 12/31/2011	$9.76915	$9.50286	0
01/01/2012 to 12/31/2012	$9.50286	$10.53358	0
01/01/2013 to 12/31/2013	$10.53358	$13.86255	0
01/01/2014 to 12/31/2014	$13.86255	$13.76195	0
01/01/2015 to 12/31/2015	$13.76195	$12.63674	0
01/01/2016 to 12/31/2016	$12.63674	$13.11041	0
01/01/2017 to 12/31/2017	$13.11041	$14.93795	0
01/01/2018 to 12/31/2018	$14.93795	$13.18246	0

A 241

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.88133	$12.96586	0
01/01/2010 to 12/31/2010	$12.96586	$15.26697	0
01/01/2011 to 12/31/2011	$15.26697	$12.69771	0
01/01/2012 to 12/31/2012	$12.69771	$12.86055	0
01/01/2013 to 12/31/2013	$12.86055	$14.50493	0
01/01/2014 to 12/31/2014	$14.50493	$12.99312	0
01/01/2015 to 12/31/2015	$12.99312	$10.25545	0
01/01/2016 to 12/31/2016	$10.25545	$12.49314	0
01/01/2017 to 12/31/2017	$12.49314	$13.47179	0
01/01/2018 to 12/31/2018	$13.47179	$10.97430	0
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$9.98246	$10.94031	0
01/01/2010 to 12/31/2010	$10.94031	$11.30855	0
01/01/2011 to 12/31/2011	$11.30855	$11.51060	0
01/01/2012 to 12/31/2012	$11.51060	$11.83935	0
01/01/2013 to 12/31/2013	$11.83935	$11.13870	0
01/01/2014 to 12/31/2014	$11.13870	$10.94878	0
01/01/2015 to 12/31/2015	$10.94878	$10.20836	0
01/01/2016 to 12/31/2016	$10.20836	$10.41419	0
01/01/2017 to 12/31/2017	$10.41419	$10.38838	0
01/01/2018 to 12/31/2018	$10.38838	$10.35644	0
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.98732	$9.48619	0
01/01/2010 to 12/31/2010	$9.48619	$11.46229	0
01/01/2011 to 12/31/2011	$11.46229	$10.81819	0
01/01/2012 to 12/31/2012	$10.81819	$12.52141	0
01/01/2013 to 12/31/2013	$12.52141	$16.20755	0
01/01/2014 to 12/31/2014	$16.20755	$18.21469	0
01/01/2015 to 12/31/2015	$18.21469	$16.62837	0
01/01/2016 to 12/31/2016	$16.62837	$18.53040	0
01/01/2017 to 12/31/2017	$18.53040	$21.47165	0
01/01/2018 to 12/31/2018	$21.47165	$17.51789	0
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.82187	$8.56459	0
01/01/2010 to 12/31/2010	$8.56459	$9.59753	0
01/01/2011 to 12/31/2011	$9.59753	$9.05781	1,875
01/01/2012 to 12/31/2012	$9.05781	$9.82842	1,874
01/01/2013 to 12/31/2013	$9.82842	$11.57734	2,950
01/01/2014 to 12/31/2014	$11.57734	$11.93989	8,076
01/01/2015 to 12/31/2015	$11.93989	$11.59757	11,954
01/01/2016 to 12/31/2016	$11.59757	$12.07709	10,677
01/01/2017 to 12/31/2017	$12.07709	$13.41113	10,043
01/01/2018 to 12/31/2018	$13.41113	$12.45289	7,563
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.23980	$10.08246	0
01/01/2010 to 12/31/2010	$10.08246	$10.62443	0
01/01/2011 to 12/31/2011	$10.62443	$11.01173	0
01/01/2012 to 12/31/2012	$11.01173	$11.60902	0
01/01/2013 to 12/31/2013	$11.60902	$11.17857	0
01/01/2014 to 12/31/2014	$11.17857	$11.71370	0
01/01/2015 to 12/31/2015	$11.71370	$11.59188	0
01/01/2016 to 12/31/2016	$11.59188	$11.91542	0
01/01/2017 to 12/31/2017	$11.91542	$12.38292	0
01/01/2018 to 12/31/2018	$12.38292	$11.82894	0
*Denotes the start date of these sub-accounts

A 242

PREMIER X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Lifetime Five Income Benefit, or HDLT5 and Highest Anniversary Value Death Benefit OR HD GRO 60 bps and
HAV (2.40%)

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.75760	$9.42115	1,101,818
01/01/2010 to 12/31/2010	$9.42115	$10.30116	1,032,569
01/01/2011 to 12/31/2011	$10.30116	$9.79264	988,229
01/01/2012 to 12/31/2012	$9.79264	$10.76451	985,973
01/01/2013 to 12/31/2013	$10.76451	$11.56075	969,087
01/01/2014 to 12/31/2014	$11.56075	$11.72090	940,667
01/01/2015 to 12/31/2015	$11.72090	$11.07767	899,913
01/01/2016 to 12/31/2016	$11.07767	$11.50410	856,321
01/01/2017 to 12/31/2017	$11.50410	$12.64911	762,088
01/01/2018 to 12/31/2018	$12.64911	$11.34612	665,602
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.76986	$9.57583	288,239
01/01/2010 to 12/31/2010	$9.57583	$10.63329	291,769
01/01/2011 to 12/31/2011	$10.63329	$10.39610	285,594
01/01/2012 to 12/31/2012	$10.39610	$11.53773	285,336
01/01/2013 to 12/31/2013	$11.53773	$13.13292	297,967
01/01/2014 to 12/31/2014	$13.13292	$13.60848	292,510
01/01/2015 to 12/31/2015	$13.60848	$13.39619	278,273
01/01/2016 to 12/31/2016	$13.39619	$14.01271	288,518
01/01/2017 to 12/31/2017	$14.01271	$16.00163	235,427
01/01/2018 to 12/31/2018	$16.00163	$14.70474	197,619
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99805	$11.58127	0
01/01/2014 to 12/31/2014	$11.58127	$12.79927	0
01/01/2015 to 12/31/2015	$12.79927	$12.71503	0
01/01/2016 to 12/31/2016	$12.71503	$13.74682	0
01/01/2017 to 12/31/2017	$13.74682	$16.39734	0
01/01/2018 to 12/31/2018	$16.39734	$14.70858	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.02434	$9.66193	413,446
01/01/2010 to 12/31/2010	$9.66193	$10.59745	404,281
01/01/2011 to 12/31/2011	$10.59745	$10.22361	362,653
01/01/2012 to 12/31/2012	$10.22361	$11.22915	374,366
01/01/2013 to 12/31/2013	$11.22915	$12.90130	354,779
01/01/2014 to 12/31/2014	$12.90130	$13.42061	326,119
01/01/2015 to 12/31/2015	$13.42061	$13.16849	309,099
01/01/2016 to 12/31/2016	$13.16849	$13.67054	291,311
01/01/2017 to 12/31/2017	$13.67054	$15.34109	265,578
01/01/2018 to 12/31/2018	$15.34109	$14.24045	236,527
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99740	$9.12279	0
01/01/2012 to 12/31/2012	$9.12279	$9.96837	0
01/01/2013 to 12/31/2013	$9.96837	$10.79132	0
01/01/2014 to 12/31/2014	$10.79132	$11.05428	0
01/01/2015 to 12/31/2015	$11.05428	$10.47127	0
01/01/2016 to 12/31/2016	$10.47127	$10.93824	0
01/01/2017 to 12/31/2017	$10.93824	$12.02983	0
01/01/2018 to 12/31/2018	$12.02983	$11.12628	0

A 243

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.43883	$11.23700	0
01/01/2010 to 12/31/2010	$11.23700	$11.40142	0
01/01/2011 to 12/31/2011	$11.40142	$11.38492	0
01/01/2012 to 12/31/2012	$11.38492	$11.63966	0
01/01/2013 to 12/31/2013	$11.63966	$11.11978	0
01/01/2014 to 12/31/2014	$11.11978	$10.84865	0
01/01/2015 to 12/31/2015	$10.84865	$10.64555	0
01/01/2016 to 12/31/2016	$10.64555	$10.56686	0
01/01/2017 to 12/31/2017	$10.56686	$10.49555	0
01/01/2018 to 12/31/2018	$10.49555	$10.32460	0
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.35148	$11.77952	0
01/01/2010 to 12/31/2010	$11.77952	$12.39127	0
01/01/2011 to 12/31/2011	$12.39127	$12.48599	0
01/01/2012 to 12/31/2012	$12.48599	$13.32948	0
01/01/2013 to 12/31/2013	$13.32948	$12.77783	0
01/01/2014 to 12/31/2014	$12.77783	$13.00620	0
01/01/2015 to 12/31/2015	$13.00620	$12.43352	0
01/01/2016 to 12/31/2016	$12.43352	$12.65603	0
01/01/2017 to 12/31/2017	$12.65603	$12.89918	0
01/01/2018 to 12/31/2018	$12.89918	$12.51202	0
AST Bond Portfolio 2018
01/01/2009 to 12/31/2009	$11.97274	$10.98462	0
01/01/2010 to 12/31/2010	$10.98462	$11.92705	0
01/01/2011 to 12/31/2011	$11.92705	$13.22971	0
01/01/2012 to 12/31/2012	$13.22971	$13.65761	0
01/01/2013 to 12/31/2013	$13.65761	$12.91825	0
01/01/2014 to 12/31/2014	$12.91825	$12.95134	0
01/01/2015 to 12/31/2015	$12.95134	$12.75029	0
01/01/2016 to 12/31/2016	$12.75029	$12.65246	0
01/01/2017 to 12/31/2017	$12.65246	$12.44454	0
01/01/2018 to 12/31/2018	$12.44454	$12.24344	0
AST Bond Portfolio 2019
01/01/2009 to 12/31/2009	$12.04125	$10.85345	0
01/01/2010 to 12/31/2010	$10.85345	$11.80330	0
01/01/2011 to 12/31/2011	$11.80330	$13.36844	0
01/01/2012 to 12/31/2012	$13.36844	$13.81956	0
01/01/2013 to 12/31/2013	$13.81956	$12.84354	0
01/01/2014 to 12/31/2014	$12.84354	$13.07734	0
01/01/2015 to 12/31/2015	$13.07734	$12.90758	0
01/01/2016 to 12/31/2016	$12.90758	$12.78798	0
01/01/2017 to 12/31/2017	$12.78798	$12.58395	0
01/01/2018 to 12/31/2018	$12.58395	$12.35687	0
AST Bond Portfolio 2020
01/02/2009* to 12/31/2009	$9.99870	$8.74021	0
01/01/2010 to 12/31/2010	$8.74021	$9.54633	111
01/01/2011 to 12/31/2011	$9.54633	$11.06416	0
01/01/2012 to 12/31/2012	$11.06416	$11.48725	0
01/01/2013 to 12/31/2013	$11.48725	$10.48701	0
01/01/2014 to 12/31/2014	$10.48701	$10.87196	0
01/01/2015 to 12/31/2015	$10.87196	$10.77923	0
01/01/2016 to 12/31/2016	$10.77923	$10.73302	0
01/01/2017 to 12/31/2017	$10.73302	$10.57479	0
01/01/2018 to 12/31/2018	$10.57479	$10.35583	0

A 244

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Bond Portfolio 2021
01/04/2010* to 12/31/2010	$9.99740	$10.94733	0
01/01/2011 to 12/31/2011	$10.94733	$12.86160	1,098
01/01/2012 to 12/31/2012	$12.86160	$13.41290	0
01/01/2013 to 12/31/2013	$13.41290	$12.18147	0
01/01/2014 to 12/31/2014	$12.18147	$12.80957	0
01/01/2015 to 12/31/2015	$12.80957	$12.73236	0
01/01/2016 to 12/31/2016	$12.73236	$12.68746	0
01/01/2017 to 12/31/2017	$12.68746	$12.58661	0
01/01/2018 to 12/31/2018	$12.58661	$12.29836	0
AST Bond Portfolio 2022
01/03/2011* to 12/31/2011	$9.99805	$11.95414	0
01/01/2012 to 12/31/2012	$11.95414	$12.35609	0
01/01/2013 to 12/31/2013	$12.35609	$10.89052	0
01/01/2014 to 12/31/2014	$10.89052	$11.73807	0
01/01/2015 to 12/31/2015	$11.73807	$11.70319	0
01/01/2016 to 12/31/2016	$11.70319	$11.63822	0
01/01/2017 to 12/31/2017	$11.63822	$11.54441	0
01/01/2018 to 12/31/2018	$11.54441	$11.25576	0
AST Bond Portfolio 2023
01/03/2012* to 12/31/2012	$9.99741	$10.34131	1,285
01/01/2013 to 12/31/2013	$10.34131	$9.06883	2,199
01/01/2014 to 12/31/2014	$9.06883	$9.97388	0
01/01/2015 to 12/31/2015	$9.97388	$10.00385	0
01/01/2016 to 12/31/2016	$10.00385	$9.95659	0
01/01/2017 to 12/31/2017	$9.95659	$9.88872	0
01/01/2018 to 12/31/2018	$9.88872	$9.63030	0
AST Bond Portfolio 2024
01/02/2013* to 12/31/2013	$9.99870	$8.70101	0
01/01/2014 to 12/31/2014	$8.70101	$9.73699	1,638
01/01/2015 to 12/31/2015	$9.73699	$9.77888	0
01/01/2016 to 12/31/2016	$9.77888	$9.73222	0
01/01/2017 to 12/31/2017	$9.73222	$9.66461	0
01/01/2018 to 12/31/2018	$9.66461	$9.37614	0
AST Bond Portfolio 2025
01/02/2014* to 12/31/2014	$9.99870	$11.24037	0
01/01/2015 to 12/31/2015	$11.24037	$11.19624	2,040
01/01/2016 to 12/31/2016	$11.19624	$11.20465	0
01/01/2017 to 12/31/2017	$11.20465	$11.14291	0
01/01/2018 to 12/31/2018	$11.14291	$10.80029	0
AST Bond Portfolio 2026
01/02/2015* to 12/31/2015	$9.99870	$9.88280	0
01/01/2016 to 12/31/2016	$9.88280	$9.85215	0
01/01/2017 to 12/31/2017	$9.85215	$9.85478	0
01/01/2018 to 12/31/2018	$9.85478	$9.52253	0
AST Bond Portfolio 2027
01/04/2016* to 12/31/2016	$9.99741	$9.82484	2,655
01/01/2017 to 12/31/2017	$9.82484	$9.85277	1,668
01/01/2018 to 12/31/2018	$9.85277	$9.49948	0
AST Bond Portfolio 2028
01/03/2017* to 12/31/2017	$9.99740	$9.98114	0
01/01/2018 to 12/31/2018	$9.98114	$9.54559	0
AST Bond Portfolio 2029
01/02/2018* to 12/31/2018	$9.99740	$9.60807	0

A 245

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.55860	$9.25117	922,407
01/01/2010 to 12/31/2010	$9.25117	$10.24289	865,116
01/01/2011 to 12/31/2011	$10.24289	$9.76047	804,025
01/01/2012 to 12/31/2012	$9.76047	$10.83930	808,006
01/01/2013 to 12/31/2013	$10.83930	$12.98607	759,479
01/01/2014 to 12/31/2014	$12.98607	$13.56875	732,503
01/01/2015 to 12/31/2015	$13.56875	$13.32137	691,234
01/01/2016 to 12/31/2016	$13.32137	$13.89920	676,084
01/01/2017 to 12/31/2017	$13.89920	$16.00271	587,896
01/01/2018 to 12/31/2018	$16.00271	$14.65395	540,259
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99805	$11.59271	0
01/01/2014 to 12/31/2014	$11.59271	$12.86175	0
01/01/2015 to 12/31/2015	$12.86175	$12.11165	0
01/01/2016 to 12/31/2016	$12.11165	$13.59022	0
01/01/2017 to 12/31/2017	$13.59022	$15.71511	0
01/01/2018 to 12/31/2018	$15.71511	$14.61347	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$7.90995	$10.19073	0
01/01/2010 to 12/31/2010	$10.19073	$12.80753	0
01/01/2011 to 12/31/2011	$12.80753	$13.33217	0
01/01/2012 to 12/31/2012	$13.33217	$15.01728	0
01/01/2013 to 12/31/2013	$15.01728	$15.12482	0
01/01/2014 to 12/31/2014	$15.12482	$19.33649	0
01/01/2015 to 12/31/2015	$19.33649	$19.79807	0
01/01/2016 to 12/31/2016	$19.79807	$20.26624	0
01/01/2017 to 12/31/2017	$20.26624	$21.02858	0
01/01/2018 to 12/31/2018	$21.02858	$19.55657	0
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$7.13527	$8.63008	184,524
01/01/2010 to 12/31/2010	$8.63008	$9.63844	191,286
01/01/2011 to 12/31/2011	$9.63844	$9.27120	185,407
01/01/2012 to 12/31/2012	$9.27120	$10.01640	182,965
01/01/2013 to 12/31/2013	$10.01640	$11.22551	198,962
01/01/2014 to 12/31/2014	$11.22551	$11.30784	191,518
01/01/2015 to 12/31/2015	$11.30784	$11.15218	179,000
01/01/2016 to 12/31/2016	$11.15218	$11.35465	173,982
01/01/2017 to 12/31/2017	$11.35465	$12.91589	160,074
01/01/2018 to 12/31/2018	$12.91589	$11.63470	147,482
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.09375	$8.03953	0
01/01/2010 to 12/31/2010	$8.03953	$9.43708	0
01/01/2011 to 12/31/2011	$9.43708	$8.75182	0
01/01/2012 to 12/31/2012	$8.75182	$10.83725	0
01/01/2013 to 12/31/2013	$10.83725	$11.04335	0
01/01/2014 to 12/31/2014	$11.04335	$12.28611	0
01/01/2015 to 12/31/2015	$12.28611	$11.98737	0
01/01/2016 to 12/31/2016	$11.98737	$11.81190	0
01/01/2017 to 12/31/2017	$11.81190	$12.79158	0
01/01/2018 to 12/31/2018	$12.79158	$11.90186	0

A 246

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.94919	$8.08841	0
01/01/2010 to 12/31/2010	$8.08841	$8.91678	0
01/01/2011 to 12/31/2011	$8.91678	$8.22741	0
01/01/2012 to 12/31/2012	$8.22741	$9.61437	0
01/01/2013 to 12/31/2013	$9.61437	$12.53839	0
01/01/2014 to 12/31/2014	$12.53839	$13.85256	0
01/01/2015 to 12/31/2015	$13.85256	$12.90268	0
01/01/2016 to 12/31/2016	$12.90268	$14.05531	0
01/01/2017 to 12/31/2017	$14.05531	$15.06467	0
01/01/2018 to 12/31/2018	$15.06467	$13.45526	0
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.35455	$11.28278	0
01/01/2010 to 12/31/2010	$11.28278	$13.20290	0
01/01/2011 to 12/31/2011	$13.20290	$12.50997	0
01/01/2012 to 12/31/2012	$12.50997	$14.61247	0
01/01/2013 to 12/31/2013	$14.61247	$18.86385	0
01/01/2014 to 12/31/2014	$18.86385	$20.54525	0
01/01/2015 to 12/31/2015	$20.54525	$18.92287	0
01/01/2016 to 12/31/2016	$18.92287	$18.78429	0
01/01/2017 to 12/31/2017	$18.78429	$23.31518	0
01/01/2018 to 12/31/2018	$23.31518	$21.77558	0
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.57974	$9.13296	5,414
01/01/2010 to 12/31/2010	$9.13296	$9.95339	5,445
01/01/2011 to 12/31/2011	$9.95339	$9.67119	5,420
01/01/2012 to 12/31/2012	$9.67119	$10.40086	5,501
01/01/2013 to 12/31/2013	$10.40086	$11.15460	5,644
01/01/2014 to 12/31/2014	$11.15460	$11.33341	16,537
01/01/2015 to 12/31/2015	$11.33341	$10.96706	16,540
01/01/2016 to 12/31/2016	$10.96706	$11.27351	16,483
01/01/2017 to 12/31/2017	$11.27351	$12.36236	16,647
01/01/2018 to 12/31/2018	$12.36236	$11.21889	16,176
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.61489	$9.43289	0
01/01/2010 to 12/31/2010	$9.43289	$11.67774	0
01/01/2011 to 12/31/2011	$11.67774	$11.55295	258
01/01/2012 to 12/31/2012	$11.55295	$13.05185	287
01/01/2013 to 12/31/2013	$13.05185	$17.69313	130
01/01/2014 to 12/31/2014	$17.69313	$18.52211	217
01/01/2015 to 12/31/2015	$18.52211	$17.09407	118
01/01/2016 to 12/31/2016	$17.09407	$20.75308	83
01/01/2017 to 12/31/2017	$20.75308	$22.73824	204
01/01/2018 to 12/31/2018	$22.73824	$19.07949	0
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.41951	$10.20039	0
01/01/2010 to 12/31/2010	$10.20039	$9.96381	0
01/01/2011 to 12/31/2011	$9.96381	$9.73281	0
01/01/2012 to 12/31/2012	$9.73281	$9.50507	0
01/01/2013 to 12/31/2013	$9.50507	$9.28223	0
01/01/2014 to 12/31/2014	$9.28223	$9.06470	0
01/01/2015 to 12/31/2015	$9.06470	$8.85208	0
01/01/2016 to 12/31/2016	$8.85208	$8.64524	0
01/01/2017 to 12/31/2017	$8.64524	$8.47184	0
01/01/2018 to 12/31/2018	$8.47184	$8.37972	0

A 247

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.68488	$10.17299	0
01/01/2010 to 12/31/2010	$10.17299	$11.27582	0
01/01/2011 to 12/31/2011	$11.27582	$11.36141	0
01/01/2012 to 12/31/2012	$11.36141	$12.63400	0
01/01/2013 to 12/31/2013	$12.63400	$13.22374	0
01/01/2014 to 12/31/2014	$13.22374	$13.24410	0
01/01/2015 to 12/31/2015	$13.24410	$12.47275	0
01/01/2016 to 12/31/2016	$12.47275	$14.05647	0
01/01/2017 to 12/31/2017	$14.05647	$14.75349	0
01/01/2018 to 12/31/2018	$14.75349	$14.11967	0
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.57126	$7.66428	0
01/01/2010 to 12/31/2010	$7.66428	$8.46960	0
01/01/2011 to 12/31/2011	$8.46960	$7.92531	349
01/01/2012 to 12/31/2012	$7.92531	$9.04621	390
01/01/2013 to 12/31/2013	$9.04621	$12.35572	176
01/01/2014 to 12/31/2014	$12.35572	$13.72490	294
01/01/2015 to 12/31/2015	$13.72490	$12.35290	160
01/01/2016 to 12/31/2016	$12.35290	$14.46309	112
01/01/2017 to 12/31/2017	$14.46309	$16.83611	277
01/01/2018 to 12/31/2018	$16.83611	$14.11270	0
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.96394	$7.87947	0
01/01/2010 to 12/31/2010	$7.87947	$8.81046	0
01/01/2011 to 12/31/2011	$8.81046	$7.49214	0
01/01/2012 to 12/31/2012	$7.49214	$8.80639	0
01/01/2013 to 12/31/2013	$8.80639	$10.23888	0
01/01/2014 to 12/31/2014	$10.23888	$9.44636	0
01/01/2015 to 12/31/2015	$9.44636	$9.51530	0
01/01/2016 to 12/31/2016	$9.51530	$8.94166	0
01/01/2017 to 12/31/2017	$8.94166	$11.82643	0
01/01/2018 to 12/31/2018	$11.82643	$10.00823	0
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.80473	$8.67192	0
01/01/2010 to 12/31/2010	$8.67192	$9.40731	0
01/01/2011 to 12/31/2011	$9.40731	$8.03400	0
01/01/2012 to 12/31/2012	$8.03400	$9.15374	0
01/01/2013 to 12/31/2013	$9.15374	$10.67949	0
01/01/2014 to 12/31/2014	$10.67949	$9.73007	0
01/01/2015 to 12/31/2015	$9.73007	$9.57964	0
01/01/2016 to 12/31/2016	$9.57964	$9.40981	0
01/01/2017 to 12/31/2017	$9.40981	$11.28629	0
01/01/2018 to 12/31/2018	$11.28629	$9.24199	0
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.10587	$8.78979	398
01/01/2010 to 12/31/2010	$8.78979	$9.76990	480
01/01/2011 to 12/31/2011	$9.76990	$9.48685	427
01/01/2012 to 12/31/2012	$9.48685	$10.52253	568
01/01/2013 to 12/31/2013	$10.52253	$11.94908	7,893
01/01/2014 to 12/31/2014	$11.94908	$12.41164	8,248
01/01/2015 to 12/31/2015	$12.41164	$11.99374	1,181
01/01/2016 to 12/31/2016	$11.99374	$12.32440	1,224
01/01/2017 to 12/31/2017	$12.32440	$14.07714	400
01/01/2018 to 12/31/2018	$14.07714	$12.73202	390

A 248

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$7.76920	$10.30935	0
01/01/2010 to 12/31/2010	$10.30935	$10.78967	0
01/01/2011 to 12/31/2011	$10.78967	$9.57288	0
01/01/2012 to 12/31/2012	$9.57288	$11.39642	0
01/01/2013 to 12/31/2013	$11.39642	$12.83891	0
01/01/2014 to 12/31/2014	$12.83891	$11.73973	0
01/01/2015 to 12/31/2015	$11.73973	$11.14411	0
01/01/2016 to 12/31/2016	$11.14411	$11.09379	0
01/01/2017 to 12/31/2017	$11.09379	$14.04501	0
01/01/2018 to 12/31/2018	$14.04501	$11.31812	0
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$9.17983	$10.93860	40,351
01/01/2010 to 12/31/2010	$10.93860	$11.46408	43,386
01/01/2011 to 12/31/2011	$11.46408	$11.22194	39,356
01/01/2012 to 12/31/2012	$11.22194	$12.13323	40,694
01/01/2013 to 12/31/2013	$12.13323	$13.15612	30,969
01/01/2014 to 12/31/2014	$13.15612	$13.54784	31,381
01/01/2015 to 12/31/2015	$13.54784	$13.20605	30,452
01/01/2016 to 12/31/2016	$13.20605	$13.39226	30,827
01/01/2017 to 12/31/2017	$13.39226	$14.66733	19,177
01/01/2018 to 12/31/2018	$14.66733	$13.58754	18,243
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08344	$10.28106	0
01/01/2010 to 12/31/2010	$10.28106	$11.17641	0
01/01/2011 to 12/31/2011	$11.17641	$10.98718	0
01/01/2012 to 12/31/2012	$10.98718	$12.35872	0
01/01/2013 to 12/31/2013	$12.35872	$16.47370	0
01/01/2014 to 12/31/2014	$16.47370	$17.61656	0
01/01/2015 to 12/31/2015	$17.61656	$19.03320	0
01/01/2016 to 12/31/2016	$19.03320	$18.31588	0
01/01/2017 to 12/31/2017	$18.31588	$24.29705	0
01/01/2018 to 12/31/2018	$24.29705	$23.34210	0
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$7.01082	$8.88395	0
01/01/2010 to 12/31/2010	$8.88395	$10.38934	0
01/01/2011 to 12/31/2011	$10.38934	$10.05351	0
01/01/2012 to 12/31/2012	$10.05351	$11.02169	0
01/01/2013 to 12/31/2013	$11.02169	$14.70413	0
01/01/2014 to 12/31/2014	$14.70413	$15.88010	237
01/01/2015 to 12/31/2015	$15.88010	$17.06978	129
01/01/2016 to 12/31/2016	$17.06978	$17.60021	90
01/01/2017 to 12/31/2017	$17.60021	$22.85947	223
01/01/2018 to 12/31/2018	$22.85947	$21.72076	0
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$8.70708	$11.18206	0
01/01/2010 to 12/31/2010	$11.18206	$12.23557	0
01/01/2011 to 12/31/2011	$12.23557	$11.57485	0
01/01/2012 to 12/31/2012	$11.57485	$13.91170	0
01/01/2013 to 12/31/2013	$13.91170	$17.34006	0
01/01/2014 to 12/31/2014	$17.34006	$17.54837	0
01/01/2015 to 12/31/2015	$17.54837	$16.88583	0
01/01/2016 to 12/31/2016	$16.88583	$17.66376	0
01/01/2017 to 12/31/2017	$17.66376	$21.36357	0
01/01/2018 to 12/31/2018	$21.36357	$18.86723	0

A 249

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$8.00884	$9.72195	0
01/01/2010 to 12/31/2010	$9.72195	$10.70795	0
01/01/2011 to 12/31/2011	$10.70795	$10.39520	0
01/01/2012 to 12/31/2012	$10.39520	$11.88543	0
01/01/2013 to 12/31/2013	$11.88543	$15.86746	0
01/01/2014 to 12/31/2014	$15.86746	$16.84521	0
01/01/2015 to 12/31/2015	$16.84521	$17.63956	0
01/01/2016 to 12/31/2016	$17.63956	$17.55627	0
01/01/2017 to 12/31/2017	$17.55627	$22.41115	0
01/01/2018 to 12/31/2018	$22.41115	$22.35341	0
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99806	$10.17007	0
01/01/2013 to 12/31/2013	$10.17007	$13.35869	0
01/01/2014 to 12/31/2014	$13.35869	$14.37859	0
01/01/2015 to 12/31/2015	$14.37859	$13.94007	0
01/01/2016 to 12/31/2016	$13.94007	$15.44460	0
01/01/2017 to 12/31/2017	$15.44460	$17.69895	0
01/01/2018 to 12/31/2018	$17.69895	$15.52761	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.64824	$9.13115	0
01/01/2010 to 12/31/2010	$9.13115	$11.00702	0
01/01/2011 to 12/31/2011	$11.00702	$10.48229	0
01/01/2012 to 12/31/2012	$10.48229	$11.98952	0
01/01/2013 to 12/31/2013	$11.98952	$16.62711	0
01/01/2014 to 12/31/2014	$16.62711	$18.55123	0
01/01/2015 to 12/31/2015	$18.55123	$17.09517	0
01/01/2016 to 12/31/2016	$17.09517	$19.73901	0
01/01/2017 to 12/31/2017	$19.73901	$21.93582	0
01/01/2018 to 12/31/2018	$21.93582	$17.89673	0
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99806	$10.27427	0
01/01/2013 to 12/31/2013	$10.27427	$11.93134	0
01/01/2014 to 12/31/2014	$11.93134	$12.25039	0
01/01/2015 to 12/31/2015	$12.25039	$11.81473	0
01/01/2016 to 12/31/2016	$11.81473	$12.03704	3,189
01/01/2017 to 12/31/2017	$12.03704	$13.69444	3,198
01/01/2018 to 12/31/2018	$13.69444	$12.26518	3,207
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.55599	$9.03476	0
01/01/2010 to 12/31/2010	$9.03476	$10.78803	0
01/01/2011 to 12/31/2011	$10.78803	$8.39970	0
01/01/2012 to 12/31/2012	$8.39970	$9.67324	0
01/01/2013 to 12/31/2013	$9.67324	$9.46757	0
01/01/2014 to 12/31/2014	$9.46757	$8.81265	0
01/01/2015 to 12/31/2015	$8.81265	$7.16639	0
01/01/2016 to 12/31/2016	$7.16639	$7.86389	0
01/01/2017 to 12/31/2017	$7.86389	$9.70594	0
01/01/2018 to 12/31/2018	$9.70594	$8.14591	0

A 250

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.82842	$10.34895	111,273
01/01/2010 to 12/31/2010	$10.34895	$11.17484	122,014
01/01/2011 to 12/31/2011	$11.17484	$11.02215	111,201
01/01/2012 to 12/31/2012	$11.02215	$11.88005	111,970
01/01/2013 to 12/31/2013	$11.88005	$12.67036	69,205
01/01/2014 to 12/31/2014	$12.67036	$13.08808	68,188
01/01/2015 to 12/31/2015	$13.08808	$12.79957	64,839
01/01/2016 to 12/31/2016	$12.79957	$13.19084	61,031
01/01/2017 to 12/31/2017	$13.19084	$14.18755	54,770
01/01/2018 to 12/31/2018	$14.18755	$13.45968	47,287
AST Prudential Core Bond Portfolio
10/31/2011* to 12/31/2011	$10.01797	$10.05834	0
01/01/2012 to 12/31/2012	$10.05834	$10.52055	0
01/01/2013 to 12/31/2013	$10.52055	$10.03630	0
01/01/2014 to 12/31/2014	$10.03630	$10.39519	0
01/01/2015 to 12/31/2015	$10.39519	$10.12429	0
01/01/2016 to 12/31/2016	$10.12429	$10.30370	0
01/01/2017 to 12/31/2017	$10.30370	$10.63350	0
01/01/2018 to 12/31/2018	$10.63350	$10.29833	0
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.56573	$8.07740	150,817
01/01/2010 to 12/31/2010	$8.07740	$9.38845	167,941
01/01/2011 to 12/31/2011	$9.38845	$8.59890	151,080
01/01/2012 to 12/31/2012	$8.59890	$9.48199	165,860
01/01/2013 to 12/31/2013	$9.48199	$10.83639	176,316
01/01/2014 to 12/31/2014	$10.83639	$11.55577	172,730
01/01/2015 to 12/31/2015	$11.55577	$11.21575	176,416
01/01/2016 to 12/31/2016	$11.21575	$12.05904	178,907
01/01/2017 to 12/31/2017	$12.05904	$13.67287	157,801
01/01/2018 to 12/31/2018	$13.67287	$12.33650	142,367
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99805	$11.62060	0
01/01/2014 to 12/31/2014	$11.62060	$13.07806	0
01/01/2015 to 12/31/2015	$13.07806	$12.96859	0
01/01/2016 to 12/31/2016	$12.96859	$14.04025	0
01/01/2017 to 12/31/2017	$14.04025	$16.64817	0
01/01/2018 to 12/31/2018	$16.64817	$15.09324	0
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.78257	$8.06902	0
01/01/2010 to 12/31/2010	$8.06902	$9.06578	0
01/01/2011 to 12/31/2011	$9.06578	$9.15966	0
01/01/2012 to 12/31/2012	$9.15966	$10.62664	0
01/01/2013 to 12/31/2013	$10.62664	$13.74292	0
01/01/2014 to 12/31/2014	$13.74292	$15.73097	0
01/01/2015 to 12/31/2015	$15.73097	$15.83530	0
01/01/2016 to 12/31/2016	$15.83530	$17.76097	0
01/01/2017 to 12/31/2017	$17.76097	$21.20542	0
01/01/2018 to 12/31/2018	$21.20542	$19.00419	0

A 251

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99805	$8.85770	0
01/01/2012 to 12/31/2012	$8.85770	$9.78786	0
01/01/2013 to 12/31/2013	$9.78786	$11.69938	0
01/01/2014 to 12/31/2014	$11.69938	$12.16784	0
01/01/2015 to 12/31/2015	$12.16784	$11.90051	4,329
01/01/2016 to 12/31/2016	$11.90051	$12.35697	4,342
01/01/2017 to 12/31/2017	$12.35697	$14.26338	3,993
01/01/2018 to 12/31/2018	$14.26338	$13.01812	3,660
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.31182	$8.81043	7,910
01/01/2010 to 12/31/2010	$8.81043	$9.62933	7,907
01/01/2011 to 12/31/2011	$9.62933	$9.23314	6,393
01/01/2012 to 12/31/2012	$9.23314	$9.94347	6,431
01/01/2013 to 12/31/2013	$9.94347	$10.91832	6,475
01/01/2014 to 12/31/2014	$10.91832	$11.21041	6,395
01/01/2015 to 12/31/2015	$11.21041	$10.92944	17,656
01/01/2016 to 12/31/2016	$10.92944	$11.18774	17,572
01/01/2017 to 12/31/2017	$11.18774	$12.69990	17,437
01/01/2018 to 12/31/2018	$12.69990	$11.42051	16,891
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$7.12207	$9.22684	0
01/01/2010 to 12/31/2010	$9.22684	$11.94334	0
01/01/2011 to 12/31/2011	$11.94334	$10.13435	159
01/01/2012 to 12/31/2012	$10.13435	$11.88298	177
01/01/2013 to 12/31/2013	$11.88298	$16.34042	80
01/01/2014 to 12/31/2014	$16.34042	$16.74582	134
01/01/2015 to 12/31/2015	$16.74582	$16.57160	73
01/01/2016 to 12/31/2016	$16.57160	$17.43011	51
01/01/2017 to 12/31/2017	$17.43011	$21.73630	126
01/01/2018 to 12/31/2018	$21.73630	$18.92239	0
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.55254	$8.56868	0
01/01/2010 to 12/31/2010	$8.56868	$11.41543	0
01/01/2011 to 12/31/2011	$11.41543	$11.03913	0
01/01/2012 to 12/31/2012	$11.03913	$12.09260	0
01/01/2013 to 12/31/2013	$12.09260	$15.96302	0
01/01/2014 to 12/31/2014	$15.96302	$16.18421	0
01/01/2015 to 12/31/2015	$16.18421	$15.92904	0
01/01/2016 to 12/31/2016	$15.92904	$17.43528	0
01/01/2017 to 12/31/2017	$17.43528	$21.10008	0
01/01/2018 to 12/31/2018	$21.10008	$18.87110	0
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.84951	$9.73526	0
01/01/2010 to 12/31/2010	$9.73526	$11.97857	0
01/01/2011 to 12/31/2011	$11.97857	$10.99907	0
01/01/2012 to 12/31/2012	$10.99907	$12.69158	0
01/01/2013 to 12/31/2013	$12.69158	$17.02979	0
01/01/2014 to 12/31/2014	$17.02979	$17.50673	0
01/01/2015 to 12/31/2015	$17.50673	$16.35950	0
01/01/2016 to 12/31/2016	$16.35950	$20.64283	0
01/01/2017 to 12/31/2017	$20.64283	$21.64146	0
01/01/2018 to 12/31/2018	$21.64146	$17.52300	0

A 252

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.49143	$10.29409	81,690
01/01/2010 to 12/31/2010	$10.29409	$11.21247	81,798
01/01/2011 to 12/31/2011	$11.21247	$11.16742	77,511
01/01/2012 to 12/31/2012	$11.16742	$12.37714	78,396
01/01/2013 to 12/31/2013	$12.37714	$14.12173	69,142
01/01/2014 to 12/31/2014	$14.12173	$14.60153	66,955
01/01/2015 to 12/31/2015	$14.60153	$14.26522	83,798
01/01/2016 to 12/31/2016	$14.26522	$14.98261	85,245
01/01/2017 to 12/31/2017	$14.98261	$16.88678	58,042
01/01/2018 to 12/31/2018	$16.88678	$15.61041	40,658
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.38989	$9.57062	0
01/01/2010 to 12/31/2010	$9.57062	$10.82419	0
01/01/2011 to 12/31/2011	$10.82419	$10.39166	0
01/01/2012 to 12/31/2012	$10.39166	$11.93199	0
01/01/2013 to 12/31/2013	$11.93199	$16.78258	0
01/01/2014 to 12/31/2014	$16.78258	$17.75700	0
01/01/2015 to 12/31/2015	$17.75700	$19.00264	0
01/01/2016 to 12/31/2016	$19.00264	$19.05908	0
01/01/2017 to 12/31/2017	$19.05908	$25.66568	0
01/01/2018 to 12/31/2018	$25.66568	$26.02981	0
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.65994	$8.84617	0
01/01/2010 to 12/31/2010	$8.84617	$9.71381	0
01/01/2011 to 12/31/2011	$9.71381	$9.43980	0
01/01/2012 to 12/31/2012	$9.43980	$10.45358	0
01/01/2013 to 12/31/2013	$10.45358	$13.74383	0
01/01/2014 to 12/31/2014	$13.74383	$13.63066	0
01/01/2015 to 12/31/2015	$13.63066	$12.50394	0
01/01/2016 to 12/31/2016	$12.50394	$12.96001	0
01/01/2017 to 12/31/2017	$12.96001	$14.75216	0
01/01/2018 to 12/31/2018	$14.75216	$13.00562	0
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$8.84840	$12.90519	0
01/01/2010 to 12/31/2010	$12.90519	$15.18062	0
01/01/2011 to 12/31/2011	$15.18062	$12.61357	0
01/01/2012 to 12/31/2012	$12.61357	$12.76287	0
01/01/2013 to 12/31/2013	$12.76287	$14.38078	0
01/01/2014 to 12/31/2014	$14.38078	$12.86942	0
01/01/2015 to 12/31/2015	$12.86942	$10.14785	0
01/01/2016 to 12/31/2016	$10.14785	$12.35007	0
01/01/2017 to 12/31/2017	$12.35007	$13.30440	0
01/01/2018 to 12/31/2018	$13.30440	$10.82729	0
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$9.94523	$10.88888	0
01/01/2010 to 12/31/2010	$10.88888	$11.24447	0
01/01/2011 to 12/31/2011	$11.24447	$11.43423	0
01/01/2012 to 12/31/2012	$11.43423	$11.74926	0
01/01/2013 to 12/31/2013	$11.74926	$11.04321	0
01/01/2014 to 12/31/2014	$11.04321	$10.84436	0
01/01/2015 to 12/31/2015	$10.84436	$10.10106	0
01/01/2016 to 12/31/2016	$10.10106	$10.29462	0
01/01/2017 to 12/31/2017	$10.29462	$10.25917	0
01/01/2018 to 12/31/2018	$10.25917	$10.21762	0

A 253

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.96134	$9.44177	0
01/01/2010 to 12/31/2010	$9.44177	$11.39740	0
01/01/2011 to 12/31/2011	$11.39740	$10.74656	0
01/01/2012 to 12/31/2012	$10.74656	$12.42636	0
01/01/2013 to 12/31/2013	$12.42636	$16.06886	0
01/01/2014 to 12/31/2014	$16.06886	$18.04127	0
01/01/2015 to 12/31/2015	$18.04127	$16.45398	0
01/01/2016 to 12/31/2016	$16.45398	$18.31825	0
01/01/2017 to 12/31/2017	$18.31825	$21.20502	0
01/01/2018 to 12/31/2018	$21.20502	$17.28331	0
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.80133	$8.53031	0
01/01/2010 to 12/31/2010	$8.53031	$9.54965	0
01/01/2011 to 12/31/2011	$9.54965	$9.00389	0
01/01/2012 to 12/31/2012	$9.00389	$9.76038	0
01/01/2013 to 12/31/2013	$9.76038	$11.48593	15,077
01/01/2014 to 12/31/2014	$11.48593	$11.83416	15,077
01/01/2015 to 12/31/2015	$11.83416	$11.48369	11,926
01/01/2016 to 12/31/2016	$11.48369	$11.94687	11,939
01/01/2017 to 12/31/2017	$11.94687	$13.25365	4,099
01/01/2018 to 12/31/2018	$13.25365	$12.29460	3,757
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.22959	$10.06145	0
01/01/2010 to 12/31/2010	$10.06145	$10.59188	0
01/01/2011 to 12/31/2011	$10.59188	$10.96730	0
01/01/2012 to 12/31/2012	$10.96730	$11.55093	0
01/01/2013 to 12/31/2013	$11.55093	$11.11182	0
01/01/2014 to 12/31/2014	$11.11182	$11.63245	0
01/01/2015 to 12/31/2015	$11.63245	$11.50029	0
01/01/2016 to 12/31/2016	$11.50029	$11.80972	0
01/01/2017 to 12/31/2017	$11.80972	$12.26120	0
01/01/2018 to 12/31/2018	$12.26120	$11.70116	0
*Denotes the start date of these sub-accounts

A 254

PREMIER X SERIES
Pruco Life Insurance Company of New Jersey
Statement of Additional Information
ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Academic Strategies Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.36563	$9.06905	2,982
01/01/2010 to 12/31/2010	$9.06905	$10.05357	2,935
01/01/2011 to 12/31/2011	$10.05357	$9.68945	9,842
01/01/2012 to 12/31/2012	$9.68945	$10.79903	9,387
01/01/2013 to 12/31/2013	$10.79903	$11.75851	16,082
01/01/2014 to 12/31/2014	$11.75851	$12.08662	12,449
01/01/2015 to 12/31/2015	$12.08662	$11.58176	11,799
01/01/2016 to 12/31/2016	$11.58176	$12.19380	58,255
01/01/2017 to 12/31/2017	$12.19380	$13.59275	55,839
01/01/2018 to 12/31/2018	$13.59275	$12.36263	53,954
AST Advanced Strategies Portfolio
01/01/2009 to 12/31/2009	$7.53017	$9.40896	1,409
01/01/2010 to 12/31/2010	$9.40896	$10.59254	1,409
01/01/2011 to 12/31/2011	$10.59254	$10.49952	1,409
01/01/2012 to 12/31/2012	$10.49952	$11.81435	13,906
01/01/2013 to 12/31/2013	$11.81435	$13.63409	17,094
01/01/2014 to 12/31/2014	$13.63409	$14.32368	21,722
01/01/2015 to 12/31/2015	$14.32368	$14.29579	28,264
01/01/2016 to 12/31/2016	$14.29579	$15.16031	40,326
01/01/2017 to 12/31/2017	$15.16031	$17.55127	40,971
01/01/2018 to 12/31/2018	$17.55127	$16.35373	41,571
AST AQR Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.69051	0
01/01/2014 to 12/31/2014	$11.69051	$13.09913	0
01/01/2015 to 12/31/2015	$13.09913	$13.19338	0
01/01/2016 to 12/31/2016	$13.19338	$14.46107	0
01/01/2017 to 12/31/2017	$14.46107	$17.48760	0
01/01/2018 to 12/31/2018	$17.48760	$15.90533	0
AST Balanced Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.66698	$9.35958	1,416
01/01/2010 to 12/31/2010	$9.35958	$10.40804	3,620
01/01/2011 to 12/31/2011	$10.40804	$10.17985	36,090
01/01/2012 to 12/31/2012	$10.17985	$11.33645	46,569
01/01/2013 to 12/31/2013	$11.33645	$13.20498	78,022
01/01/2014 to 12/31/2014	$13.20498	$13.92690	82,484
01/01/2015 to 12/31/2015	$13.92690	$13.85466	110,542
01/01/2016 to 12/31/2016	$13.85466	$14.58164	100,742
01/01/2017 to 12/31/2017	$14.58164	$16.58958	111,586
01/01/2018 to 12/31/2018	$16.58958	$15.61408	129,875
AST BlackRock Global Strategies Portfolio
05/02/2011* to 12/31/2011	$9.99918	$9.20827	0
01/01/2012 to 12/31/2012	$9.20827	$10.20156	0
01/01/2013 to 12/31/2013	$10.20156	$11.19672	0
01/01/2014 to 12/31/2014	$11.19672	$11.62858	0
01/01/2015 to 12/31/2015	$11.62858	$11.16796	0
01/01/2016 to 12/31/2016	$11.16796	$11.82721	0
01/01/2017 to 12/31/2017	$11.82721	$13.18731	0
01/01/2018 to 12/31/2018	$13.18731	$12.36688	0

A 255

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST BlackRock Low Duration Bond Portfolio
01/01/2009 to 12/31/2009	$10.48603	$11.44430	0
01/01/2010 to 12/31/2010	$11.44430	$11.77276	0
01/01/2011 to 12/31/2011	$11.77276	$11.91843	2,162
01/01/2012 to 12/31/2012	$11.91843	$12.35443	2,629
01/01/2013 to 12/31/2013	$12.35443	$11.96593	8,160
01/01/2014 to 12/31/2014	$11.96593	$11.83586	5,014
01/01/2015 to 12/31/2015	$11.83586	$11.77554	9,173
01/01/2016 to 12/31/2016	$11.77554	$11.85025	10,593
01/01/2017 to 12/31/2017	$11.85025	$11.93304	11,778
01/01/2018 to 12/31/2018	$11.93304	$11.90270	11,882
AST BlackRock/Loomis Sayles Bond Portfolio
01/01/2009 to 12/31/2009	$10.21988	$11.79093	0
01/01/2010 to 12/31/2010	$11.79093	$12.57524	1,379
01/01/2011 to 12/31/2011	$12.57524	$12.84647	1,058
01/01/2012 to 12/31/2012	$12.84647	$13.90489	4,226
01/01/2013 to 12/31/2013	$13.90489	$13.51422	32,270
01/01/2014 to 12/31/2014	$13.51422	$13.94662	13,001
01/01/2015 to 12/31/2015	$13.94662	$13.51743	11,906
01/01/2016 to 12/31/2016	$13.51743	$13.94960	11,716
01/01/2017 to 12/31/2017	$13.94960	$14.41424	14,583
01/01/2018 to 12/31/2018	$14.41424	$14.17661	12,110
AST Capital Growth Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.09376	$8.80257	0
01/01/2010 to 12/31/2010	$8.80257	$9.88109	5,003
01/01/2011 to 12/31/2011	$9.88109	$9.54594	11,275
01/01/2012 to 12/31/2012	$9.54594	$10.74833	18,256
01/01/2013 to 12/31/2013	$10.74833	$13.05551	12,520
01/01/2014 to 12/31/2014	$13.05551	$13.83039	35,764
01/01/2015 to 12/31/2015	$13.83039	$13.76649	69,346
01/01/2016 to 12/31/2016	$13.76649	$14.56220	64,741
01/01/2017 to 12/31/2017	$14.56220	$16.99771	74,180
01/01/2018 to 12/31/2018	$16.99771	$15.78215	63,282
AST ClearBridge Dividend Growth Portfolio
02/25/2013* to 12/31/2013	$9.99918	$11.72984	0
01/01/2014 to 12/31/2014	$11.72984	$13.19431	0
01/01/2015 to 12/31/2015	$13.19431	$12.59712	0
01/01/2016 to 12/31/2016	$12.59712	$14.33024	0
01/01/2017 to 12/31/2017	$14.33024	$16.79984	0
01/01/2018 to 12/31/2018	$16.79984	$15.84008	0
AST Cohen & Steers Realty Portfolio
01/01/2009 to 12/31/2009	$5.02371	$6.56219	0
01/01/2010 to 12/31/2010	$6.56219	$8.36127	0
01/01/2011 to 12/31/2011	$8.36127	$8.82419	0
01/01/2012 to 12/31/2012	$8.82419	$10.07765	18
01/01/2013 to 12/31/2013	$10.07765	$10.29050	2,386
01/01/2014 to 12/31/2014	$10.29050	$13.33818	5,228
01/01/2015 to 12/31/2015	$13.33818	$13.84584	8,747
01/01/2016 to 12/31/2016	$13.84584	$14.36896	8,506
01/01/2017 to 12/31/2017	$14.36896	$15.11555	8,493
01/01/2018 to 12/31/2018	$15.11555	$14.25356	5,313

A 256

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Fidelity Institutional AM® Quantitative Portfolio
formerly,AST FI Pyramis® Quantitative Portfolio
01/01/2009 to 12/31/2009	$6.98618	$8.56682	0
01/01/2010 to 12/31/2010	$8.56682	$9.70021	0
01/01/2011 to 12/31/2011	$9.70021	$9.45972	1,311
01/01/2012 to 12/31/2012	$9.45972	$10.36217	15,691
01/01/2013 to 12/31/2013	$10.36217	$11.77393	20,997
01/01/2014 to 12/31/2014	$11.77393	$12.02477	19,045
01/01/2015 to 12/31/2015	$12.02477	$12.02372	17,118
01/01/2016 to 12/31/2016	$12.02372	$12.41117	36,892
01/01/2017 to 12/31/2017	$12.41117	$14.31272	39,835
01/01/2018 to 12/31/2018	$14.31272	$13.07285	34,514
AST Global Real Estate Portfolio
01/01/2009 to 12/31/2009	$6.13224	$8.20276	0
01/01/2010 to 12/31/2010	$8.20276	$9.76197	0
01/01/2011 to 12/31/2011	$9.76197	$9.17833	0
01/01/2012 to 12/31/2012	$9.17833	$11.52315	760
01/01/2013 to 12/31/2013	$11.52315	$11.90508	736
01/01/2014 to 12/31/2014	$11.90508	$13.42844	2,063
01/01/2015 to 12/31/2015	$13.42844	$13.28358	3,416
01/01/2016 to 12/31/2016	$13.28358	$13.26990	3,441
01/01/2017 to 12/31/2017	$13.26990	$14.56915	3,330
01/01/2018 to 12/31/2018	$14.56915	$13.74481	2,557
AST Goldman Sachs Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.23634	$7.35950	0
01/01/2010 to 12/31/2010	$7.35950	$8.22556	0
01/01/2011 to 12/31/2011	$8.22556	$7.69478	0
01/01/2012 to 12/31/2012	$7.69478	$9.11684	20
01/01/2013 to 12/31/2013	$9.11684	$12.05440	1,316
01/01/2014 to 12/31/2014	$12.05440	$13.50241	2,299
01/01/2015 to 12/31/2015	$13.50241	$12.75099	21,296
01/01/2016 to 12/31/2016	$12.75099	$14.08203	31,336
01/01/2017 to 12/31/2017	$14.08203	$15.30187	31,536
01/01/2018 to 12/31/2018	$15.30187	$13.85772	29,822
AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73541	$10.47635	0
01/01/2010 to 12/31/2010	$10.47635	$12.42903	0
01/01/2011 to 12/31/2011	$12.42903	$11.93976	0
01/01/2012 to 12/31/2012	$11.93976	$14.14015	1,396
01/01/2013 to 12/31/2013	$14.14015	$18.50694	2,504
01/01/2014 to 12/31/2014	$18.50694	$20.43596	5,031
01/01/2015 to 12/31/2015	$20.43596	$19.08331	9,822
01/01/2016 to 12/31/2016	$19.08331	$19.20543	11,310
01/01/2017 to 12/31/2017	$19.20543	$24.16719	11,658
01/01/2018 to 12/31/2018	$24.16719	$22.88626	10,786
AST Goldman Sachs Multi-Asset Portfolio
01/01/2009 to 12/31/2009	$7.64998	$9.34543	0
01/01/2010 to 12/31/2010	$9.34543	$10.32606	0
01/01/2011 to 12/31/2011	$10.32606	$10.17206	0
01/01/2012 to 12/31/2012	$10.17206	$11.09154	9,423
01/01/2013 to 12/31/2013	$11.09154	$12.06017	13,204
01/01/2014 to 12/31/2014	$12.06017	$12.42331	17,974
01/01/2015 to 12/31/2015	$12.42331	$12.18843	17,295
01/01/2016 to 12/31/2016	$12.18843	$12.70214	33,949
01/01/2017 to 12/31/2017	$12.70214	$14.12146	31,336
01/01/2018 to 12/31/2018	$14.12146	$12.99418	29,825

A 257

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Goldman Sachs Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$7.66279	$9.62383	0
01/01/2010 to 12/31/2010	$9.62383	$12.07909	0
01/01/2011 to 12/31/2011	$12.07909	$12.11532	0
01/01/2012 to 12/31/2012	$12.11532	$13.87726	592
01/01/2013 to 12/31/2013	$13.87726	$19.07270	1,617
01/01/2014 to 12/31/2014	$19.07270	$20.24314	1,633
01/01/2015 to 12/31/2015	$20.24314	$18.94153	2,968
01/01/2016 to 12/31/2016	$18.94153	$23.31383	5,254
01/01/2017 to 12/31/2017	$23.31383	$25.89693	5,767
01/01/2018 to 12/31/2018	$25.89693	$22.03326	5,946
AST Government Money Market Portfolio
01/01/2009 to 12/31/2009	$10.45357	$10.37528	0
01/01/2010 to 12/31/2010	$10.37528	$10.27485	0
01/01/2011 to 12/31/2011	$10.27485	$10.17598	7,315
01/01/2012 to 12/31/2012	$10.17598	$10.07626	2,251
01/01/2013 to 12/31/2013	$10.07626	$9.97714	1,433
01/01/2014 to 12/31/2014	$9.97714	$9.87852	23,288
01/01/2015 to 12/31/2015	$9.87852	$9.78032	11,823
01/01/2016 to 12/31/2016	$9.78032	$9.68399	9,858
01/01/2017 to 12/31/2017	$9.68399	$9.62117	6,683
01/01/2018 to 12/31/2018	$9.62117	$9.64920	6,280
AST High Yield Portfolio
01/01/2009 to 12/31/2009	$7.34697	$9.86035	0
01/01/2010 to 12/31/2010	$9.86035	$11.08074	0
01/01/2011 to 12/31/2011	$11.08074	$11.31919	0
01/01/2012 to 12/31/2012	$11.31919	$12.76194	1,142
01/01/2013 to 12/31/2013	$12.76194	$13.54280	2,602
01/01/2014 to 12/31/2014	$13.54280	$13.75166	4,729
01/01/2015 to 12/31/2015	$13.75166	$13.13027	7,415
01/01/2016 to 12/31/2016	$13.13027	$15.00201	10,073
01/01/2017 to 12/31/2017	$15.00201	$15.96360	11,839
01/01/2018 to 12/31/2018	$15.96360	$15.49079	13,922
AST Hotchkis & Wiley Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.70314	$6.74404	0
01/01/2010 to 12/31/2010	$6.74404	$7.55590	0
01/01/2011 to 12/31/2011	$7.55590	$7.16817	0
01/01/2012 to 12/31/2012	$7.16817	$8.29561	32
01/01/2013 to 12/31/2013	$8.29561	$11.48738	677
01/01/2014 to 12/31/2014	$11.48738	$12.93708	3,267
01/01/2015 to 12/31/2015	$12.93708	$11.80525	3,857
01/01/2016 to 12/31/2016	$11.80525	$14.01298	9,295
01/01/2017 to 12/31/2017	$14.01298	$16.53743	7,366
01/01/2018 to 12/31/2018	$16.53743	$14.05575	6,464
AST International Growth Portfolio
01/01/2009 to 12/31/2009	$5.93863	$7.95483	0
01/01/2010 to 12/31/2010	$7.95483	$9.01789	0
01/01/2011 to 12/31/2011	$9.01789	$7.77483	0
01/01/2012 to 12/31/2012	$7.77483	$9.26557	0
01/01/2013 to 12/31/2013	$9.26557	$10.92201	0
01/01/2014 to 12/31/2014	$10.92201	$10.21646	0
01/01/2015 to 12/31/2015	$10.21646	$10.43383	177
01/01/2016 to 12/31/2016	$10.43383	$9.94030	484
01/01/2017 to 12/31/2017	$9.94030	$13.32866	471
01/01/2018 to 12/31/2018	$13.32866	$11.43688	689

A 258

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST International Value Portfolio
01/01/2009 to 12/31/2009	$6.45950	$8.34615	0
01/01/2010 to 12/31/2010	$8.34615	$9.17929	0
01/01/2011 to 12/31/2011	$9.17929	$7.94794	0
01/01/2012 to 12/31/2012	$7.94794	$9.18156	0
01/01/2013 to 12/31/2013	$9.18156	$10.86035	0
01/01/2014 to 12/31/2014	$10.86035	$10.03208	0
01/01/2015 to 12/31/2015	$10.03208	$10.01389	121
01/01/2016 to 12/31/2016	$10.01389	$9.97240	223
01/01/2017 to 12/31/2017	$9.97240	$12.12628	218
01/01/2018 to 12/31/2018	$12.12628	$10.06836	444
AST J.P. Morgan Global Thematic Portfolio
01/01/2009 to 12/31/2009	$7.17178	$8.99427	0
01/01/2010 to 12/31/2010	$8.99427	$10.13569	0
01/01/2011 to 12/31/2011	$10.13569	$9.97825	0
01/01/2012 to 12/31/2012	$9.97825	$11.22134	4,842
01/01/2013 to 12/31/2013	$11.22134	$12.91910	5,595
01/01/2014 to 12/31/2014	$12.91910	$13.60521	5,755
01/01/2015 to 12/31/2015	$13.60521	$13.32949	12,579
01/01/2016 to 12/31/2016	$13.32949	$13.88622	21,440
01/01/2017 to 12/31/2017	$13.88622	$16.08024	31,265
01/01/2018 to 12/31/2018	$16.08024	$14.74659	20,087
AST J.P. Morgan International Equity Portfolio
01/01/2009 to 12/31/2009	$6.37232	$8.57302	0
01/01/2010 to 12/31/2010	$8.57302	$9.09678	0
01/01/2011 to 12/31/2011	$9.09678	$8.18270	0
01/01/2012 to 12/31/2012	$8.18270	$9.87658	38
01/01/2013 to 12/31/2013	$9.87658	$11.28094	1,177
01/01/2014 to 12/31/2014	$11.28094	$10.45830	5,285
01/01/2015 to 12/31/2015	$10.45830	$10.06541	7,770
01/01/2016 to 12/31/2016	$10.06541	$10.15840	13,345
01/01/2017 to 12/31/2017	$10.15840	$13.03844	17,596
01/01/2018 to 12/31/2018	$13.03844	$10.65367	16,625
AST J.P. Morgan Strategic Opportunities Portfolio
01/01/2009 to 12/31/2009	$8.29858	$10.02568	0
01/01/2010 to 12/31/2010	$10.02568	$10.65289	0
01/01/2011 to 12/31/2011	$10.65289	$10.57215	0
01/01/2012 to 12/31/2012	$10.57215	$11.58947	5,069
01/01/2013 to 12/31/2013	$11.58947	$12.74066	4,886
01/01/2014 to 12/31/2014	$12.74066	$13.30181	7,091
01/01/2015 to 12/31/2015	$13.30181	$13.14611	7,319
01/01/2016 to 12/31/2016	$13.14611	$13.51574	10,350
01/01/2017 to 12/31/2017	$13.51574	$15.00708	10,368
01/01/2018 to 12/31/2018	$15.00708	$14.09612	10,756
AST Jennison Large-Cap Growth Portfolio
11/16/2009* to 12/31/2009	$10.08457	$10.29963	0
01/01/2010 to 12/31/2010	$10.29963	$11.35164	0
01/01/2011 to 12/31/2011	$11.35164	$11.31377	0
01/01/2012 to 12/31/2012	$11.31377	$12.90295	0
01/01/2013 to 12/31/2013	$12.90295	$17.43738	0
01/01/2014 to 12/31/2014	$17.43738	$18.90555	123
01/01/2015 to 12/31/2015	$18.90555	$20.70893	112
01/01/2016 to 12/31/2016	$20.70893	$20.20390	239
01/01/2017 to 12/31/2017	$20.20390	$27.17167	159
01/01/2018 to 12/31/2018	$27.17167	$26.46778	452

A 259

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Loomis Sayles Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.40005	$8.22241	0
01/01/2010 to 12/31/2010	$8.22241	$9.74903	0
01/01/2011 to 12/31/2011	$9.74903	$9.56442	2,470
01/01/2012 to 12/31/2012	$9.56442	$10.63120	16
01/01/2013 to 12/31/2013	$10.63120	$14.37959	0
01/01/2014 to 12/31/2014	$14.37959	$15.74482	918
01/01/2015 to 12/31/2015	$15.74482	$17.15902	3,508
01/01/2016 to 12/31/2016	$17.15902	$17.93663	6,527
01/01/2017 to 12/31/2017	$17.93663	$23.61802	8,926
01/01/2018 to 12/31/2018	$23.61802	$22.75449	10,392
AST MFS Global Equity Portfolio
01/01/2009 to 12/31/2009	$7.15759	$9.31966	0
01/01/2010 to 12/31/2010	$9.31966	$10.33903	323
01/01/2011 to 12/31/2011	$10.33903	$9.91614	314
01/01/2012 to 12/31/2012	$9.91614	$12.08368	337
01/01/2013 to 12/31/2013	$12.08368	$15.27018	4,344
01/01/2014 to 12/31/2014	$15.27018	$15.66783	4,112
01/01/2015 to 12/31/2015	$15.66783	$15.28549	4,825
01/01/2016 to 12/31/2016	$15.28549	$16.21071	4,324
01/01/2017 to 12/31/2017	$16.21071	$19.87703	6,521
01/01/2018 to 12/31/2018	$19.87703	$17.79928	8,219
AST MFS Growth Portfolio
01/01/2009 to 12/31/2009	$7.31108	$8.99798	0
01/01/2010 to 12/31/2010	$8.99798	$10.04775	0
01/01/2011 to 12/31/2011	$10.04775	$9.88927	0
01/01/2012 to 12/31/2012	$9.88927	$11.46400	15
01/01/2013 to 12/31/2013	$11.46400	$15.51686	6,540
01/01/2014 to 12/31/2014	$15.51686	$16.70138	2,126
01/01/2015 to 12/31/2015	$16.70138	$17.73141	5,454
01/01/2016 to 12/31/2016	$17.73141	$17.89169	9,454
01/01/2017 to 12/31/2017	$17.89169	$23.15489	10,751
01/01/2018 to 12/31/2018	$23.15489	$23.41734	13,070
AST MFS Large-Cap Value Portfolio
08/20/2012* to 12/31/2012	$9.99918	$10.22213	0
01/01/2013 to 12/31/2013	$10.22213	$13.61300	0
01/01/2014 to 12/31/2014	$13.61300	$14.85534	0
01/01/2015 to 12/31/2015	$14.85534	$14.60187	0
01/01/2016 to 12/31/2016	$14.60187	$16.40135	0
01/01/2017 to 12/31/2017	$16.40135	$19.05506	0
01/01/2018 to 12/31/2018	$19.05506	$16.95049	0
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$5.86395	$8.16575	0
01/01/2010 to 12/31/2010	$8.16575	$9.97960	0
01/01/2011 to 12/31/2011	$9.97960	$9.63540	0
01/01/2012 to 12/31/2012	$9.63540	$11.17393	23
01/01/2013 to 12/31/2013	$11.17393	$15.71072	2,215
01/01/2014 to 12/31/2014	$15.71072	$17.77178	3,289
01/01/2015 to 12/31/2015	$17.77178	$16.60400	6,129
01/01/2016 to 12/31/2016	$16.60400	$19.43671	9,777
01/01/2017 to 12/31/2017	$19.43671	$21.89837	11,748
01/01/2018 to 12/31/2018	$21.89837	$18.11547	10,325

A 260

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST New Discovery Asset Allocation Portfolio
04/30/2012* to 12/31/2012	$9.99918	$10.37057	17
01/01/2013 to 12/31/2013	$10.37057	$12.20998	0
01/01/2014 to 12/31/2014	$12.20998	$12.71038	1,615
01/01/2015 to 12/31/2015	$12.71038	$12.42824	1,589
01/01/2016 to 12/31/2016	$12.42824	$12.83725	1,745
01/01/2017 to 12/31/2017	$12.83725	$14.80668	2,688
01/01/2018 to 12/31/2018	$14.80668	$13.44632	2,614
AST Parametric Emerging Markets Equity Portfolio
01/01/2009 to 12/31/2009	$5.59093	$9.21761	0
01/01/2010 to 12/31/2010	$9.21761	$11.15868	0
01/01/2011 to 12/31/2011	$11.15868	$8.80869	0
01/01/2012 to 12/31/2012	$8.80869	$10.28504	0
01/01/2013 to 12/31/2013	$10.28504	$10.20593	0
01/01/2014 to 12/31/2014	$10.20593	$9.63174	0
01/01/2015 to 12/31/2015	$9.63174	$7.94129	279
01/01/2016 to 12/31/2016	$7.94129	$8.83470	270
01/01/2017 to 12/31/2017	$8.83470	$11.05480	263
01/01/2018 to 12/31/2018	$11.05480	$9.40746	254
AST Preservation Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$8.57497	$10.19125	62,109
01/01/2010 to 12/31/2010	$10.19125	$11.15697	59,310
01/01/2011 to 12/31/2011	$11.15697	$11.15675	59,232
01/01/2012 to 12/31/2012	$11.15675	$12.19226	56,097
01/01/2013 to 12/31/2013	$12.19226	$13.18351	54,932
01/01/2014 to 12/31/2014	$13.18351	$13.80684	67,255
01/01/2015 to 12/31/2015	$13.80684	$13.68969	85,772
01/01/2016 to 12/31/2016	$13.68969	$14.30327	117,927
01/01/2017 to 12/31/2017	$14.30327	$15.59655	111,480
01/01/2018 to 12/31/2018	$15.59655	$15.00285	131,207
AST Prudential Growth Allocation Portfolio
01/01/2009 to 12/31/2009	$6.56949	$8.19394	1,599
01/01/2010 to 12/31/2010	$8.19394	$9.65573	1,599
01/01/2011 to 12/31/2011	$9.65573	$8.96603	1,599
01/01/2012 to 12/31/2012	$8.96603	$10.02421	2,311
01/01/2013 to 12/31/2013	$10.02421	$11.61472	3,986
01/01/2014 to 12/31/2014	$11.61472	$12.55744	33,927
01/01/2015 to 12/31/2015	$12.55744	$12.35696	57,879
01/01/2016 to 12/31/2016	$12.35696	$13.46983	58,768
01/01/2017 to 12/31/2017	$13.46983	$15.48350	86,855
01/01/2018 to 12/31/2018	$15.48350	$14.16509	96,986
AST QMA Large-Cap Portfolio
04/29/2013* to 12/31/2013	$9.99918	$11.73020	0
01/01/2014 to 12/31/2014	$11.73020	$13.38423	0
01/01/2015 to 12/31/2015	$13.38423	$13.45615	0
01/01/2016 to 12/31/2016	$13.45615	$14.76943	0
01/01/2017 to 12/31/2017	$14.76943	$17.75463	0
01/01/2018 to 12/31/2018	$17.75463	$16.32087	0

A 261

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST QMA US Equity Alpha Portfolio
01/01/2009 to 12/31/2009	$6.29304	$7.59041	1,645
01/01/2010 to 12/31/2010	$7.59041	$8.64622	1,594
01/01/2011 to 12/31/2011	$8.64622	$8.85664	1,546
01/01/2012 to 12/31/2012	$8.85664	$10.41779	1,532
01/01/2013 to 12/31/2013	$10.41779	$13.65949	2,489
01/01/2014 to 12/31/2014	$13.65949	$15.85219	3,284
01/01/2015 to 12/31/2015	$15.85219	$16.17865	3,413
01/01/2016 to 12/31/2016	$16.17865	$18.39686	7,896
01/01/2017 to 12/31/2017	$18.39686	$22.26804	10,039
01/01/2018 to 12/31/2018	$22.26804	$20.23491	10,090
AST Quantitative Modeling Portfolio
05/02/2011* to 12/31/2011	$9.99918	$8.93992	0
01/01/2012 to 12/31/2012	$8.93992	$10.01604	0
01/01/2013 to 12/31/2013	$10.01604	$12.13798	0
01/01/2014 to 12/31/2014	$12.13798	$12.79898	233
01/01/2015 to 12/31/2015	$12.79898	$12.69136	925
01/01/2016 to 12/31/2016	$12.69136	$13.36031	493
01/01/2017 to 12/31/2017	$13.36031	$15.63441	8,285
01/01/2018 to 12/31/2018	$15.63441	$14.46842	14,417
AST RCM World Trends Portfolio
01/01/2009 to 12/31/2009	$7.37971	$9.01552	0
01/01/2010 to 12/31/2010	$9.01552	$9.99007	0
01/01/2011 to 12/31/2011	$9.99007	$9.71160	2,230
01/01/2012 to 12/31/2012	$9.71160	$10.60403	9,000
01/01/2013 to 12/31/2013	$10.60403	$11.80510	15,625
01/01/2014 to 12/31/2014	$11.80510	$12.28896	17,952
01/01/2015 to 12/31/2015	$12.28896	$12.14719	39,609
01/01/2016 to 12/31/2016	$12.14719	$12.60617	70,738
01/01/2017 to 12/31/2017	$12.60617	$14.50774	72,137
01/01/2018 to 12/31/2018	$14.50774	$13.22832	62,479
AST Small-Cap Growth Opportunities Portfolio
01/01/2009 to 12/31/2009	$6.04442	$7.93932	0
01/01/2010 to 12/31/2010	$7.93932	$10.41905	364
01/01/2011 to 12/31/2011	$10.41905	$8.96343	354
01/01/2012 to 12/31/2012	$8.96343	$10.65604	369
01/01/2013 to 12/31/2013	$10.65604	$14.85632	1,278
01/01/2014 to 12/31/2014	$14.85632	$15.43593	1,968
01/01/2015 to 12/31/2015	$15.43593	$15.48715	5,973
01/01/2016 to 12/31/2016	$15.48715	$16.51462	7,456
01/01/2017 to 12/31/2017	$16.51462	$20.87920	8,751
01/01/2018 to 12/31/2018	$20.87920	$18.42985	10,952
AST Small-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.73693	$8.93194	0
01/01/2010 to 12/31/2010	$8.93194	$12.06406	0
01/01/2011 to 12/31/2011	$12.06406	$11.82778	0
01/01/2012 to 12/31/2012	$11.82778	$13.13644	0
01/01/2013 to 12/31/2013	$13.13644	$17.58113	0
01/01/2014 to 12/31/2014	$17.58113	$18.07191	1,089
01/01/2015 to 12/31/2015	$18.07191	$18.03357	1,176
01/01/2016 to 12/31/2016	$18.03357	$20.01168	1,411
01/01/2017 to 12/31/2017	$20.01168	$24.55270	1,295
01/01/2018 to 12/31/2018	$24.55270	$22.26553	1,222

A 262

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Small-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.56669	$8.25723	0
01/01/2010 to 12/31/2010	$8.25723	$10.30053	0
01/01/2011 to 12/31/2011	$10.30053	$9.58913	0
01/01/2012 to 12/31/2012	$9.58913	$11.21832	23
01/01/2013 to 12/31/2013	$11.21832	$15.26149	3,645
01/01/2014 to 12/31/2014	$15.26149	$15.90635	1,575
01/01/2015 to 12/31/2015	$15.90635	$15.07015	2,752
01/01/2016 to 12/31/2016	$15.07015	$19.27868	5,117
01/01/2017 to 12/31/2017	$19.27868	$20.49063	3,630
01/01/2018 to 12/31/2018	$20.49063	$16.82275	5,368
AST T. Rowe Price Asset Allocation Portfolio
01/01/2009 to 12/31/2009	$7.75653	$9.53361	0
01/01/2010 to 12/31/2010	$9.53361	$10.52807	2,184
01/01/2011 to 12/31/2011	$10.52807	$10.63067	3,039
01/01/2012 to 12/31/2012	$10.63067	$11.94592	23,637
01/01/2013 to 12/31/2013	$11.94592	$13.81861	32,182
01/01/2014 to 12/31/2014	$13.81861	$14.48626	39,114
01/01/2015 to 12/31/2015	$14.48626	$14.34890	45,867
01/01/2016 to 12/31/2016	$14.34890	$15.27883	82,583
01/01/2017 to 12/31/2017	$15.27883	$17.45860	102,240
01/01/2018 to 12/31/2018	$17.45860	$16.36414	98,803
AST T. Rowe Price Large-Cap Growth Portfolio
01/01/2009 to 12/31/2009	$6.43744	$9.77555	0
01/01/2010 to 12/31/2010	$9.77555	$11.20897	0
01/01/2011 to 12/31/2011	$11.20897	$10.91000	0
01/01/2012 to 12/31/2012	$10.91000	$12.70117	0
01/01/2013 to 12/31/2013	$12.70117	$18.11188	1,087
01/01/2014 to 12/31/2014	$18.11188	$19.42910	5,419
01/01/2015 to 12/31/2015	$19.42910	$21.08029	9,928
01/01/2016 to 12/31/2016	$21.08029	$21.43515	9,524
01/01/2017 to 12/31/2017	$21.43515	$29.26401	9,793
01/01/2018 to 12/31/2018	$29.26401	$30.09300	4,083
AST T. Rowe Price Large-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.32963	$7.41124	0
01/01/2010 to 12/31/2010	$7.41124	$8.25078	0
01/01/2011 to 12/31/2011	$8.25078	$8.12903	0
01/01/2012 to 12/31/2012	$8.12903	$9.12709	19
01/01/2013 to 12/31/2013	$9.12709	$12.16608	1,169
01/01/2014 to 12/31/2014	$12.16608	$12.23327	2,902
01/01/2015 to 12/31/2015	$12.23327	$11.37778	2,087
01/01/2016 to 12/31/2016	$11.37778	$11.95569	1,841
01/01/2017 to 12/31/2017	$11.95569	$13.79697	2,603
01/01/2018 to 12/31/2018	$13.79697	$12.33326	8,386
AST T. Rowe Price Natural Resources Portfolio
01/01/2009 to 12/31/2009	$6.90317	$10.20784	0
01/01/2010 to 12/31/2010	$10.20784	$12.17409	878
01/01/2011 to 12/31/2011	$12.17409	$10.25550	854
01/01/2012 to 12/31/2012	$10.25550	$10.52125	853
01/01/2013 to 12/31/2013	$10.52125	$12.01930	4,036
01/01/2014 to 12/31/2014	$12.01930	$10.90540	3,053
01/01/2015 to 12/31/2015	$10.90540	$8.71869	2,325
01/01/2016 to 12/31/2016	$8.71869	$10.75741	5,898
01/01/2017 to 12/31/2017	$10.75741	$11.74892	6,098
01/01/2018 to 12/31/2018	$11.74892	$9.69486	6,071

A 263

	Accumulation Unit Value	Accumulation Unit Value	Number of Accumulation Units
Sub-Account	At Beginning of Period	At End of Period	Outstanding at End of Period
AST Templeton Global Bond Portfolio
01/01/2009 to 12/31/2009	$10.36499	$11.50569	0
01/01/2010 to 12/31/2010	$11.50569	$12.04612	0
01/01/2011 to 12/31/2011	$12.04612	$12.41886	0
01/01/2012 to 12/31/2012	$12.41886	$12.93840	13
01/01/2013 to 12/31/2013	$12.93840	$12.32953	189
01/01/2014 to 12/31/2014	$12.32953	$12.27550	138
01/01/2015 to 12/31/2015	$12.27550	$11.59268	1,867
01/01/2016 to 12/31/2016	$11.59268	$11.97824	1,972
01/01/2017 to 12/31/2017	$11.97824	$12.10197	2,442
01/01/2018 to 12/31/2018	$12.10197	$12.22110	4,242
AST WEDGE Capital Mid-Cap Value Portfolio
01/01/2009 to 12/31/2009	$6.19415	$8.51751	0
01/01/2010 to 12/31/2010	$8.51751	$10.42410	0
01/01/2011 to 12/31/2011	$10.42410	$9.96483	0
01/01/2012 to 12/31/2012	$9.96483	$11.68256	23
01/01/2013 to 12/31/2013	$11.68256	$15.31633	5,856
01/01/2014 to 12/31/2014	$15.31633	$17.43481	2,771
01/01/2015 to 12/31/2015	$17.43481	$16.12146	4,122
01/01/2016 to 12/31/2016	$16.12146	$18.19606	3,010
01/01/2017 to 12/31/2017	$18.19606	$21.35480	2,866
01/01/2018 to 12/31/2018	$21.35480	$17.64836	1,679
AST Wellington Management Hedged Equity Portfolio
01/01/2009 to 12/31/2009	$6.31035	$8.02421	0
01/01/2010 to 12/31/2010	$8.02421	$9.10752	0
01/01/2011 to 12/31/2011	$9.10752	$8.70580	0
01/01/2012 to 12/31/2012	$8.70580	$9.56832	35
01/01/2013 to 12/31/2013	$9.56832	$11.41596	0
01/01/2014 to 12/31/2014	$11.41596	$11.92516	4,247
01/01/2015 to 12/31/2015	$11.92516	$11.73237	5,333
01/01/2016 to 12/31/2016	$11.73237	$12.37437	11,290
01/01/2017 to 12/31/2017	$12.37437	$13.91758	15,663
01/01/2018 to 12/31/2018	$13.91758	$13.09050	9,817
AST Western Asset Core Plus Bond Portfolio
01/01/2009 to 12/31/2009	$9.37351	$10.35999	0
01/01/2010 to 12/31/2010	$10.35999	$11.05727	0
01/01/2011 to 12/31/2011	$11.05727	$11.60740	0
01/01/2012 to 12/31/2012	$11.60740	$12.39484	1,828
01/01/2013 to 12/31/2013	$12.39484	$12.08896	1,727
01/01/2014 to 12/31/2014	$12.08896	$12.83064	1,641
01/01/2015 to 12/31/2015	$12.83064	$12.86080	2,675
01/01/2016 to 12/31/2016	$12.86080	$13.38950	3,385
01/01/2017 to 12/31/2017	$13.38950	$14.09350	3,999
01/01/2018 to 12/31/2018	$14.09350	$13.63727	16,922
*Denotes the start date of these sub-accounts

A 264

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$6,213,434	$13,399,464	$15,238,467	$17,214,366	$11,645,533
Net Assets	$6,213,434	$13,399,464	$15,238,467	$17,214,366	$11,645,533

NET ASSETS, representing:
Accumulation units	$6,213,434	$13,399,464	$15,238,467	$17,214,366	$11,645,533
	$6,213,434	$13,399,464	$15,238,467	$17,214,366	$11,645,533

Units outstanding	5,292,009	4,972,262	4,371,001	5,460,664	2,557,491

Portfolio shares held	621,343	1,021,301	310,862	602,955	2,347,890
Portfolio net asset value per share	$10.00	$13.12	$49.02	$28.55	$4.96
Investment in portfolio shares, at cost	$6,213,434	$11,460,689	$8,555,323	$11,749,069	$12,302,012

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$104,354	$—	$—	$—	$390,384

EXPENSES
Charges for mortality and expense risk,
and for administration	98,564	200,576	267,642	328,607	196,661
NET INVESTMENT INCOME (LOSS)	5,790	(200,576)	(267,642)	(328,607)	193,723

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	334,832	1,752,163	2,053,752	(70,449)
Net change in unrealized appreciation (depreciation) on investments	—	(392,846)	(2,312,937)	(3,911,475)	(435,732)
NET GAIN (LOSS) ON INVESTMENTS	—	(58,014)	(560,774)	(1,857,723)	(506,181)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,790	$(258,590)	$(828,416)	$(2,186,330)	$(312,458)

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
ASSETS
Investment in the portfolios, at fair value	$20,531,253	$3,778,794	$21,649,322	$5,003,796	$1,401,452
Net Assets	$20,531,253	$3,778,794	$21,649,322	$5,003,796	$1,401,452

NET ASSETS, representing:
Accumulation units	$20,531,253	$3,778,794	$21,649,322	$5,003,796	$1,401,452
	$20,531,253	$3,778,794	$21,649,322	$5,003,796	$1,401,452

Units outstanding	5,459,734	1,455,883	5,051,540	831,879	821,571

Portfolio shares held	362,487	118,755	353,689	142,355	107,473
Portfolio net asset value per share	$56.64	$31.82	$61.21	$35.15	$13.04
Investment in portfolio shares, at cost	$15,814,590	$2,343,866	$8,538,002	$3,411,479	$1,504,911

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$21,675

EXPENSES
Charges for mortality and expense risk,
and for administration	314,371	72,604	384,462	66,738	22,789
NET INVESTMENT INCOME (LOSS)	(314,371)	(72,604)	(384,462)	(66,738)	(1,114)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	152,670
Net realized gain (loss) on shares redeemed	2,110,647	632,688	3,766,205	333,774	59,396
Net change in unrealized appreciation (depreciation) on investments	(3,150,736)	(875,419)	(3,372,091)	(910,581)	(459,641)
NET GAIN (LOSS) ON INVESTMENTS	(1,040,089)	(242,731)	394,114	(576,807)	(247,575)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,354,460)	$(315,335)	$9,652	$(643,545)	$(248,689)

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$5,268,523	$6,283,767	$4,433,711	$3,989,799	$1,261,738
Net Assets	$5,268,523	$6,283,767	$4,433,711	$3,989,799	$1,261,738

NET ASSETS, representing:
Accumulation units	$5,268,523	$6,283,767	$4,433,711	$3,989,799	$1,261,738
	$5,268,523	$6,283,767	$4,433,711	$3,989,799	$1,261,738

Units outstanding	1,464,459	2,291,230	1,399,058	1,334,864	387,107

Portfolio shares held	225,536	203,095	131,564	149,375	50,611
Portfolio net asset value per share	$23.36	$30.94	$33.70	$26.71	$24.93
Investment in portfolio shares, at cost	$5,129,466	$5,668,986	$3,743,389	$4,848,010	$1,103,501

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$121,552	$64,760	$27,840	$83,105	$10,036

EXPENSES
Charges for mortality and expense risk,
and for administration	86,041	103,185	72,864	66,932	20,252
NET INVESTMENT INCOME (LOSS)	35,511	(38,425)	(45,024)	16,173	(10,216)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	531,896	463,817	246,626	—	165,789
Net realized gain (loss) on shares redeemed	215,257	243,385	223,531	(15,717)	41,742
Net change in unrealized appreciation (depreciation) on investments	(1,415,449)	(1,413,381)	(567,506)	(770,940)	(269,811)
NET GAIN (LOSS) ON INVESTMENTS	(668,296)	(706,179)	(97,349)	(786,657)	(62,280)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(632,785)	$(744,604)	$(142,373)	$(770,484)	$(72,496)

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$5,549,770	$1,676,664	$1,867,922	$2,921,183	$1,306,683
Net Assets	$5,549,770	$1,676,664	$1,867,922	$2,921,183	$1,306,683

NET ASSETS, representing:
Accumulation units	$5,549,770	$1,676,664	$1,867,922	$2,921,183	$1,306,683
	$5,549,770	$1,676,664	$1,867,922	$2,921,183	$1,306,683

Units outstanding	1,420,850	478,153	609,960	945,238	720,713

Portfolio shares held	118,055	167,499	122,728	98,956	189,649
Portfolio net asset value per share	$47.01	$10.01	$15.22	$29.52	$6.89
Investment in portfolio shares, at cost	$3,507,377	$1,193,106	$2,408,003	$1,405,575	$1,867,895

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$5,733	$32,284	$—	$—	$13,356

EXPENSES
Charges for mortality and expense risk,
and for administration	92,034	27,427	38,926	48,206	24,717
NET INVESTMENT INCOME (LOSS)	(86,301)	4,857	(38,926)	(48,206)	(11,361)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	425,417	125	310,796	—	268,600
Net realized gain (loss) on shares redeemed	734,323	78,102	(129,237)	267,586	(20,975)
Net change in unrealized appreciation (depreciation) on investments	(885,074)	(279,234)	(201,553)	(413,543)	(462,701)
NET GAIN (LOSS) ON INVESTMENTS	274,666	(201,007)	(19,994)	(145,957)	(215,076)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$188,365	$(196,150)	$(58,920)	$(194,163)	$(226,437)

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$378,743	$6,185,109	$412,692	$5,686,150	$1,628,740
Net Assets	$378,743	$6,185,109	$412,692	$5,686,150	$1,628,740

NET ASSETS, representing:
Accumulation units	$378,743	$6,185,109	$412,692	$5,686,150	$1,628,740
	$378,743	$6,185,109	$412,692	$5,686,150	$1,628,740

Units outstanding	253,543	2,086,442	202,010	1,767,575	964,649

Portfolio shares held	7,744	272,592	12,555	417,179	232,345
Portfolio net asset value per share	$48.91	$22.69	$32.87	$13.63	$7.01
Investment in portfolio shares, at cost	$286,929	$3,545,982	$330,145	$3,145,654	$1,448,926

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$1,675	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	9,944	120,134	7,482	108,648	30,358
NET INVESTMENT INCOME (LOSS)	(9,944)	(120,134)	(5,807)	(108,648)	(30,358)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	83,955	—	22,885	—	—
Net realized gain (loss) on shares redeemed	157,180	512,674	21,053	577,432	69,217
Net change in unrealized appreciation (depreciation) on investments	(201,296)	(1,500,664)	(54,904)	(1,035,654)	(306,096)
NET GAIN (LOSS) ON INVESTMENTS	39,839	(987,990)	(10,966)	(458,222)	(236,879)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$29,895	$(1,108,124)	$(16,773)	$(566,870)	$(267,237)

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio
ASSETS
Investment in the portfolios, at fair value	$50,930,178	$25,132,365	$147,331,470	$13,956,301	$28,532,420
Net Assets	$50,930,178	$25,132,365	$147,331,470	$13,956,301	$28,532,420

NET ASSETS, representing:
Accumulation units	$50,930,178	$25,132,365	$147,331,470	$13,956,301	$28,532,420
	$50,930,178	$25,132,365	$147,331,470	$13,956,301	$28,532,420

Units outstanding	3,117,045	1,359,928	11,258,620	962,348	1,997,465

Portfolio shares held	1,791,424	2,280,614	8,121,911	1,020,944	2,890,823
Portfolio net asset value per share	$28.43	$11.02	$18.14	$13.67	$9.87
Investment in portfolio shares, at cost	$45,802,632	$22,178,003	$118,063,638	$12,040,918	$25,161,526

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	929,051	397,696	2,736,343	224,568	411,974
NET INVESTMENT INCOME (LOSS)	(929,051)	(397,696)	(2,736,343)	(224,568)	(411,974)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,684,789	1,297,466	7,017,349	544,974	1,235,809
Net change in unrealized appreciation (depreciation) on investments	(7,627,291)	(2,552,968)	(15,639,282)	(2,042,530)	(1,799,590)
NET GAIN (LOSS) ON INVESTMENTS	(4,942,502)	(1,255,502)	(8,621,933)	(1,497,556)	(563,781)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(5,871,553)	$(1,653,198)	$(11,358,276)	$(1,722,124)	$(975,755)

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$14,871,379	$7,800,185	$12,086,301	$54,320,999	$30,540,662
Net Assets	$14,871,379	$7,800,185	$12,086,301	$54,320,999	$30,540,662

NET ASSETS, representing:
Accumulation units	$14,871,379	$7,800,185	$12,086,301	$54,320,999	$30,540,662
	$14,871,379	$7,800,185	$12,086,301	$54,320,999	$30,540,662

Units outstanding	772,368	437,242	707,790	2,749,901	1,743,492

Portfolio shares held	841,141	362,462	508,897	6,022,284	1,195,797
Portfolio net asset value per share	$17.68	$21.52	$23.75	$9.02	$25.54
Investment in portfolio shares, at cost	$12,302,406	$6,445,572	$11,385,955	$43,869,726	$26,019,833
STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	301,941	154,233	239,315	982,247	514,466
NET INVESTMENT INCOME (LOSS)	(301,941)	(154,233)	(239,315)	(982,247)	(514,466)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,553,348	698,986	1,121,881	4,140,084	2,197,916
Net change in unrealized appreciation (depreciation) on investments	(4,290,839)	(2,295,588)	(3,663,362)	(6,521,972)	(7,375,571)
NET GAIN (LOSS) ON INVESTMENTS	(1,737,491)	(1,596,602)	(2,541,481)	(2,381,888)	(5,177,655)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,039,432)	$(1,750,835)	$(2,780,796)	$(3,364,135)	$(5,692,121)

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$46,002,028	$17,359,043	$27,100,696	$20,602,742
Net Assets	$—	$46,002,028	$17,359,043	$27,100,696	$20,602,742

NET ASSETS, representing:
Accumulation units	$—	$46,002,028	$17,359,043	$27,100,696	$20,602,742
	$—	$46,002,028	$17,359,043	$27,100,696	$20,602,742

Units outstanding	—	1,915,488	763,496	1,469,914	2,033,398

Portfolio shares held	—	947,909	716,724	929,061	1,904,135
Portfolio net asset value per share	$—	$48.53	$24.22	$29.17	$10.82
Investment in portfolio shares, at cost	$—	$29,909,453	$13,099,908	$23,742,752	$20,175,209

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	9/14/2018**	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	508,862	880,069	286,659	514,425	279,093
NET INVESTMENT INCOME (LOSS)	(508,862)	(880,069)	(286,659)	(514,425)	(279,093)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,396,852	7,206,197	2,436,518	2,331,117	88,438
Net change in unrealized appreciation (depreciation) on investments	(3,266,741)	(8,156,163)	(2,216,756)	(7,877,525)	67,806
NET GAIN (LOSS) ON INVESTMENTS	(869,889)	(949,966)	219,762	(5,546,408)	156,244

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,378,751)	$(1,830,035)	$(66,897)	$(6,060,833)	$(122,849)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$26,070,435	$20,245,767	$1,037,326,664	$30,215,160	$21,141,538
Net Assets	$26,070,435	$20,245,767	$1,037,326,664	$30,215,160	$21,141,538

NET ASSETS, representing:
Accumulation units	$26,070,435	$20,245,767	$1,037,326,664	$30,215,160	$21,141,538
	$26,070,435	$20,245,767	$1,037,326,664	$30,215,160	$21,141,538

Units outstanding	1,138,228	2,264,362	68,595,679	1,709,504	1,837,554

Portfolio shares held	929,759	1,050,637	37,408,102	1,627,972	831,689
Portfolio net asset value per share	$28.04	$19.27	$27.73	$18.56	$25.42
Investment in portfolio shares, at cost	$21,770,470	$21,146,590	$787,196,083	$24,858,716	$20,149,837

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	400,814	413,432	18,599,856	515,779	433,749
NET INVESTMENT INCOME (LOSS)	(400,814)	(413,432)	(18,599,856)	(515,779)	(433,749)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,997,000	821,475	40,788,953	1,809,461	1,075,166
Net change in unrealized appreciation (depreciation) on investments	(4,437,680)	(5,148,853)	(101,507,442)	(5,116,272)	(5,935,504)
NET GAIN (LOSS) ON INVESTMENTS	(2,440,680)	(4,327,378)	(60,718,489)	(3,306,811)	(4,860,338)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(2,841,494)	$(4,740,810)	$(79,318,345)	$(3,822,590)	$(5,294,087)

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$14,210,012	$122,381,662	$621,581,930	$222,318,463	$667,892,222
Net Assets	$14,210,012	$122,381,662	$621,581,930	$222,318,463	$667,892,222

NET ASSETS, representing:
Accumulation units	$14,210,012	$122,381,662	$621,581,930	$222,318,463	$667,892,222
	$14,210,012	$122,381,662	$621,581,930	$222,318,463	$667,892,222

Units outstanding	1,383,930	9,607,346	40,024,703	18,240,805	44,994,875

Portfolio shares held	1,266,489	8,469,319	34,920,333	16,005,649	38,944,153
Portfolio net asset value per share	$11.22	$14.45	$17.80	$13.89	$17.15
Investment in portfolio shares, at cost	$13,728,569	$102,273,465	$463,256,397	$189,644,668	$481,875,284

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	209,225	2,258,923	11,849,944	4,848,695	12,133,885
NET INVESTMENT INCOME (LOSS)	(209,225)	(2,258,923)	(11,849,944)	(4,848,695)	(12,133,885)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	119,255	4,586,128	32,690,940	16,585,524	33,411,809
Net change in unrealized appreciation (depreciation) on investments	186,105	(11,504,305)	(76,746,824)	(39,067,826)	(68,999,841)
NET GAIN (LOSS) ON INVESTMENTS	305,360	(6,918,177)	(44,055,884)	(22,482,302)	(35,588,032)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$96,135	$(9,177,100)	$(55,905,828)	$(27,330,997)	$(47,721,917)

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$433,758,975	$335,136,023	$981,859,311	$567,374,679	$84,916,872
Net Assets	$433,758,975	$335,136,023	$981,859,311	$567,374,679	$84,916,872

NET ASSETS, representing:
Accumulation units	$433,758,975	$335,136,023	$981,859,311	$567,374,679	$84,916,872
	$433,758,975	$335,136,023	$981,859,311	$567,374,679	$84,916,872

Units outstanding	32,523,557	25,093,495	64,493,332	37,242,549	3,096,538

Portfolio shares held	27,557,749	24,462,483	64,048,226	31,964,771	2,359,457
Portfolio net asset value per share	$15.74	$13.70	$15.33	$17.75	$35.99
Investment in portfolio shares, at cost	$347,811,389	$267,885,363	$864,220,953	$411,395,805	$57,502,656

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	7,785,466	6,330,610	19,166,600	10,381,300	1,408,764
NET INVESTMENT INCOME (LOSS)	(7,785,466)	(6,330,610)	(19,166,600)	(10,381,300)	(1,408,764)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	19,137,617	14,111,788	35,769,549	29,741,673	9,703,670
Net change in unrealized appreciation (depreciation) on investments	(32,233,216)	(44,354,938)	(123,151,125)	(66,509,751)	(6,319,003)
NET GAIN (LOSS) ON INVESTMENTS	(13,095,599)	(30,243,150)	(87,381,576)	(36,768,078)	3,384,667

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(20,881,065)	$(36,573,760)	$(106,548,176)	$(47,149,378)	$1,975,903

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$26,432,011	$22,086,767	$171,480,455	$11,238,647	$19,290,908
Net Assets	$26,432,011	$22,086,767	$171,480,455	$11,238,647	$19,290,908

NET ASSETS, representing:
Accumulation units	$26,432,011	$22,086,767	$171,480,455	$11,238,647	$19,290,908
	$26,432,011	$22,086,767	$171,480,455	$11,238,647	$19,290,908

Units outstanding	2,871,150	1,038,246	15,038,927	1,023,641	1,475,982

Portfolio shares held	26,432,011	541,741	12,655,384	628,560	1,241,371
Portfolio net asset value per share	$1.00	$40.77	$13.55	$17.88	$15.54
Investment in portfolio shares, at cost	$26,432,011	$18,156,165	$159,348,184	$11,249,678	$17,630,339

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$293,018	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	293,440	401,469	3,062,167	187,676	293,925
NET INVESTMENT INCOME (LOSS)	(422)	(401,469)	(3,062,167)	(187,676)	(293,925)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,810,206	3,029,049	395,498	906,146
Net change in unrealized appreciation (depreciation) on investments	—	(4,853,114)	(4,649,536)	(2,681,101)	(3,951,364)
NET GAIN (LOSS) ON INVESTMENTS	—	(2,042,908)	(1,620,487)	(2,285,603)	(3,045,218)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(422)	$(2,444,377)	$(4,682,654)	$(2,473,279)	$(3,339,143)

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
ASSETS
Investment in the portfolios, at fair value	$611,858,761	$114,485,712	$—	$14,970,958	$6,998,536
Net Assets	$611,858,761	$114,485,712	$—	$14,970,958	$6,998,536

NET ASSETS, representing:
Accumulation units	$611,858,761	$114,485,712	$—	$14,970,958	$6,998,536
	$611,858,761	$114,485,712	$—	$14,970,958	$6,998,536

Units outstanding	50,427,163	9,301,442	—	1,337,975	475,857

Portfolio shares held	81,799,300	9,144,226	—	1,403,089	586,142
Portfolio net asset value per share	$7.48	$12.52	$—	$10.67	$11.94
Investment in portfolio shares, at cost	$604,467,210	$109,198,604	$—	$14,865,664	$6,220,818

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018**	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	2,876,790	1,370,549	179,388	183,717	127,640
NET INVESTMENT INCOME (LOSS)	(2,876,790)	(1,370,549)	(179,388)	(183,717)	(127,640)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	632,817	1,267,418	529,683	13,540	333,396
Net change in unrealized appreciation (depreciation) on investments	5,247,027	(2,677,961)	(473,893)	76,860	(716,491)
NET GAIN (LOSS) ON INVESTMENTS	5,879,844	(1,410,543)	55,790	90,400	(383,095)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,003,054	$(2,781,092)	$(123,598)	$(93,317)	$(510,735)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
ASSETS
Investment in the portfolios, at fair value	$19,786,281	$26,492,992	$350,823,780	$190,855,496	$179,186,503
Net Assets	$19,786,281	$26,492,992	$350,823,780	$190,855,496	$179,186,503

NET ASSETS, representing:
Accumulation units	$19,786,281	$26,492,992	$350,823,780	$190,855,496	$179,186,503
	$19,786,281	$26,492,992	$350,823,780	$190,855,496	$179,186,503

Units outstanding	2,113,540	1,371,403	27,003,521	13,553,914	14,915,693

Portfolio shares held	2,276,902	1,298,040	25,948,504	12,656,200	13,605,657
Portfolio net asset value per share	$8.69	$20.41	$13.52	$15.08	$13.17
Investment in portfolio shares, at cost	$19,447,751	$22,146,084	$287,595,816	$155,760,952	$159,831,299

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	402,075	503,514	6,505,092	3,504,851	3,426,169
NET INVESTMENT INCOME (LOSS)	(402,075)	(503,514)	(6,505,092)	(3,504,851)	(3,426,169)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,003,085	2,401,570	14,709,558	7,045,833	7,900,010
Net change in unrealized appreciation (depreciation) on investments	(4,693,599)	(6,839,065)	(47,683,361)	(23,728,031)	(23,504,207)
NET GAIN (LOSS) ON INVESTMENTS	(3,690,514)	(4,437,495)	(32,973,803)	(16,682,198)	(15,604,197)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,092,589)	$(4,941,009)	$(39,478,895)	$(20,187,049)	$(19,030,366)

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
ASSETS
Investment in the portfolios, at fair value	$272,441	$100,974	$311,220	$215,986	$431,553
Net Assets	$272,441	$100,974	$311,220	$215,986	$431,553

NET ASSETS, representing:
Accumulation units	$272,441	$100,974	$311,220	$215,986	$431,553
	$272,441	$100,974	$311,220	$215,986	$431,553

Units outstanding	10,696	6,026	26,264	8,520	26,594

Portfolio shares held	3,917	2,187	8,324	3,007	5,936
Portfolio net asset value per share	$69.55	$46.16	$37.39	$71.82	$72.70
Investment in portfolio shares, at cost	$217,236	$111,951	$216,086	$154,425	$401,335

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$1,606	$1,342	$—	$597

EXPENSES
Charges for mortality and expense risk,
and for administration	3,883	1,978	4,845	3,330	8,117
NET INVESTMENT INCOME (LOSS)	(3,883)	(372)	(3,503)	(3,330)	(7,520)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	13,425	23,004	—	15,506	—
Net realized gain (loss) on shares redeemed	20,211	3,226	18,697	18,129	26,080
Net change in unrealized appreciation (depreciation) on investments	(33,920)	(47,399)	(56,512)	(21,308)	(90,066)
NET GAIN (LOSS) ON INVESTMENTS	(284)	(21,169)	(37,815)	12,327	(63,986)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,167)	$(21,541)	$(41,318)	$8,997	$(71,506)

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
ASSETS
Investment in the portfolios, at fair value	$195,091	$215,439	$118,165	$173,535	$154,240
Net Assets	$195,091	$215,439	$118,165	$173,535	$154,240

NET ASSETS, representing:
Accumulation units	$195,091	$215,439	$118,165	$173,535	$154,240
	$195,091	$215,439	$118,165	$173,535	$154,240

Units outstanding	11,255	13,737	9,378	8,799	9,396

Portfolio shares held	5,066	6,112	2,168	5,023	3,884
Portfolio net asset value per share	$38.51	$35.25	$54.51	$34.55	$39.71
Investment in portfolio shares, at cost	$221,132	$254,562	$118,521	$184,839	$184,498

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$238	$2,737	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	4,263	3,435	1,894	2,854	1,352
NET INVESTMENT INCOME (LOSS)	(4,263)	(3,197)	843	(2,854)	(1,352)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	24,557	29,913	14,687	13,319	7,800
Net realized gain (loss) on shares redeemed	1,787	(764)	1,984	6,375	108
Net change in unrealized appreciation (depreciation) on investments	(53,233)	(63,615)	(26,509)	(27,590)	(36,835)
NET GAIN (LOSS) ON INVESTMENTS	(26,889)	(34,466)	(9,838)	(7,896)	(28,927)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(31,152)	$(37,663)	$(8,995)	$(10,750)	$(30,279)

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Bond Portfolio 2020
ASSETS
Investment in the portfolios, at fair value	$34,964	$71,585	$172,322	$123,798	$1,489,733
Net Assets	$34,964	$71,585	$172,322	$123,798	$1,489,733

NET ASSETS, representing:
Accumulation units	$34,964	$71,585	$172,322	$123,798	$1,489,733
	$34,964	$71,585	$172,322	$123,798	$1,489,733

Units outstanding	3,272	4,763	8,822	9,317	128,055

Portfolio shares held	1,230	1,615	2,650	2,996	217,162
Portfolio net asset value per share	$28.42	$44.33	$65.02	$41.32	$6.86
Investment in portfolio shares, at cost	$39,758	$65,134	$159,279	$119,701	$1,447,318

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Bond Portfolio 2020
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$2,468	$1,488	$—	$1,331	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	627	1,086	3,011	2,328	27,861
NET INVESTMENT INCOME (LOSS)	1,841	402	(3,011)	(997)	(27,861)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	2,243	8,692	—	—
Net realized gain (loss) on shares redeemed	(146)	3,115	5,957	3,424	8,804
Net change in unrealized appreciation (depreciation) on investments	(8,704)	(5,390)	(16,737)	(20,176)	(2,828)
NET GAIN (LOSS) ON INVESTMENTS	(8,850)	(32)	(2,088)	(16,752)	5,976

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(7,009)	$370	$(5,099)	$(17,749)	$(21,885)
The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
ASSETS
Investment in the portfolios, at fair value	$24,467,381	$—	$5,937,846	$39,363	$413,598
Net Assets	$24,467,381	$—	$5,937,846	$39,363	$413,598

NET ASSETS, representing:
Accumulation units	$24,467,381	$—	$5,937,846	$39,363	$413,598
	$24,467,381	$—	$5,937,846	$39,363	$413,598

Units outstanding	1,076,927	—	496,283	2,550	104,602

Portfolio shares held	800,896	—	401,206	13,812	15,744
Portfolio net asset value per share	$30.55	$—	$14.80	$2.85	$26.27
Investment in portfolio shares, at cost	$19,692,167	$—	$5,725,469	$56,622	$359,087

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	1/2/2018**	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$5,089	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	394,048	77	166,040	768	7,915
NET INVESTMENT INCOME (LOSS)	(394,048)	(77)	(166,040)	4,321	(7,915)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	10,056	47,523
Net realized gain (loss) on shares redeemed	3,067,904	8,260	116,822	82	3,564
Net change in unrealized appreciation (depreciation) on investments	(3,601,881)	(8,405)	(129,831)	(22,969)	(47,694)
NET GAIN (LOSS) ON INVESTMENTS	(533,977)	(145)	(13,009)	(12,831)	3,393

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(928,025)	$(222)	$(179,049)	$(8,510)	$(4,522)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$4,816,359	$52,994,061	$133,698,494	$127,126	$28,279,964
Net Assets	$4,816,359	$52,994,061	$133,698,494	$127,126	$28,279,964

NET ASSETS, representing:
Accumulation units	$4,816,359	$52,994,061	$133,698,494	$127,126	$28,279,964
	$4,816,359	$52,994,061	$133,698,494	$127,126	$28,279,964

Units outstanding	429,009	3,831,913	11,402,260	6,496	2,550,988

Portfolio shares held	354,666	3,394,879	10,067,658	5,586	2,318,030
Portfolio net asset value per share	$13.58	$15.61	$13.28	$22.76	$12.20
Investment in portfolio shares, at cost	$4,662,238	$50,693,352	$112,901,900	$109,130	$27,009,848

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$631	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	118,086	353,042	2,398,362	2,541	324,991
NET INVESTMENT INCOME (LOSS)	(118,086)	(353,042)	(2,398,362)	(1,910)	(324,991)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	13,401	—
Net realized gain (loss) on shares redeemed	128,209	506,744	4,486,711	11,215	258,755
Net change in unrealized appreciation (depreciation) on investments	(169,947)	(4,375,386)	(12,537,710)	(33,792)	(446,808)
NET GAIN (LOSS) ON INVESTMENTS	(41,738)	(3,868,642)	(8,050,999)	(9,176)	(188,053)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(159,824)	$(4,221,684)	$(10,449,361)	$(11,086)	$(513,044)

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
ASSETS
Investment in the portfolios, at fair value	$1,089,668	$51,311,221	$728,451	$14,199,039	$4,128,575
Net Assets	$1,089,668	$51,311,221	$728,451	$14,199,039	$4,128,575

NET ASSETS, representing:
Accumulation units	$1,089,668	$51,311,221	$728,451	$14,199,039	$4,128,575
	$1,089,668	$51,311,221	$728,451	$14,199,039	$4,128,575

Units outstanding	109,728	4,069,073	71,628	893,489	433,526

Portfolio shares held	95,837	3,616,013	68,463	786,215	381,922
Portfolio net asset value per share	$11.37	$14.19	$10.64	$18.06	$10.81
Investment in portfolio shares, at cost	$981,840	$45,558,334	$722,114	$13,584,729	$4,070,271

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	20,955	1,013,490	5,967	232,438	93,178
NET INVESTMENT INCOME (LOSS)	(20,955)	(1,013,490)	(5,967)	(232,438)	(93,178)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(8,629)	2,976,717	3,128	1,078,338	(40,626)
Net change in unrealized appreciation (depreciation) on investments	38	(8,265,006)	(55,677)	(2,707,312)	29,146
NET GAIN (LOSS) ON INVESTMENTS	(8,591)	(5,288,289)	(52,549)	(1,628,974)	(11,480)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(29,546)	$(6,301,779)	$(58,516)	$(1,861,412)	$(104,658)

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,366,208	$11,691,077	$1,436,313,558	$1,755,485	$1,196,829
Net Assets	$2,366,208	$11,691,077	$1,436,313,558	$1,755,485	$1,196,829

NET ASSETS, representing:
Accumulation units	$2,366,208	$11,691,077	$1,436,313,558	$1,755,485	$1,196,829
	$2,366,208	$11,691,077	$1,436,313,558	$1,755,485	$1,196,829

Units outstanding	231,465	770,298	137,939,994	114,787	74,529

Portfolio shares held	227,739	696,312	123,288,717	104,307	69,301
Portfolio net asset value per share	$10.39	$16.79	$11.65	$16.83	$17.27
Investment in portfolio shares, at cost	$2,529,921	$10,192,138	$1,356,250,099	$1,620,783	$1,094,746

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	23,291	217,399	25,426,919	14,834	11,869
NET INVESTMENT INCOME (LOSS)	(23,291)	(217,399)	(25,426,919)	(14,834)	(11,869)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	37,574	887,773	599,523	48,118	28,327
Net change in unrealized appreciation (depreciation) on investments	(579,497)	(1,504,994)	(73,854,608)	(193,615)	(125,536)
NET GAIN (LOSS) ON INVESTMENTS	(541,923)	(617,221)	(73,255,085)	(145,497)	(97,209)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(565,214)	$(834,620)	$(98,682,004)	$(160,331)	$(109,078)

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
ASSETS
Investment in the portfolios, at fair value	$2,469,134	$128,786,261	$4,088,516	$6,667,991	$12,900,004
Net Assets	$2,469,134	$128,786,261	$4,088,516	$6,667,991	$12,900,004

NET ASSETS, representing:
Accumulation units	$2,469,134	$128,786,261	$4,088,516	$6,667,991	$12,900,004
	$2,469,134	$128,786,261	$4,088,516	$6,667,991	$12,900,004

Units outstanding	227,318	10,900,423	369,233	562,717	1,077,038

Portfolio shares held	203,054	10,140,651	359,272	542,996	1,036,978
Portfolio net asset value per share	$12.16	$12.70	$11.38	$12.28	$12.44
Investment in portfolio shares, at cost	$2,405,682	$125,799,604	$3,904,748	$6,019,037	$12,016,674

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	35,224	2,098,447	27,174	45,549	77,828
NET INVESTMENT INCOME (LOSS)	(35,224)	(2,098,447)	(27,174)	(45,549)	(77,828)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(6,206)	1,204,393	54,923	108,264	144,242
Net change in unrealized appreciation (depreciation) on investments	57,018	(14,991,878)	(483,093)	(624,380)	(1,042,930)
NET GAIN (LOSS) ON INVESTMENTS	50,812	(13,787,485)	(428,170)	(516,116)	(898,688)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,588	$(15,885,932)	$(455,344)	$(561,665)	$(976,516)

The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$2,844,635	$3,053,896	$5,965,925	$486,064
Net Assets	$—	$2,844,635	$3,053,896	$5,965,925	$486,064

NET ASSETS, representing:
Accumulation units	$—	$2,844,635	$3,053,896	$5,965,925	$486,064
	$—	$2,844,635	$3,053,896	$5,965,925	$486,064

Units outstanding	—	297,180	268,817	580,670	50,898

Portfolio shares held	—	291,757	261,240	564,421	50,110
Portfolio net asset value per share	$—	$9.75	$11.69	$10.57	$9.70
Investment in portfolio shares, at cost	$—	$2,825,716	$2,991,567	$5,808,875	$497,144

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	4/27/2018**	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	12,951	17,565	21,987	36,419	2,867
NET INVESTMENT INCOME (LOSS)	(12,951)	(17,565)	(21,987)	(36,419)	(2,867)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	475,272	25,877	147,127	13,025	(791)
Net change in unrealized appreciation (depreciation) on investments	(542,405)	(190,877)	(569,403)	(54,415)	(27,085)
NET GAIN (LOSS) ON INVESTMENTS	(67,133)	(165,000)	(422,276)	(41,390)	(27,876)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(80,084)	$(182,565)	$(444,263)	$(77,809)	$(30,743)

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,644,977	$1,085,236	$35,438,213	$17,163,806	$1,820,521
Net Assets	$1,644,977	$1,085,236	$35,438,213	$17,163,806	$1,820,521

NET ASSETS, representing:
Accumulation units	$1,644,977	$1,085,236	$35,438,213	$17,163,806	$1,820,521
	$1,644,977	$1,085,236	$35,438,213	$17,163,806	$1,820,521

Units outstanding	153,369	114,622	3,257,536	1,787,719	170,573

Portfolio shares held	149,408	113,163	3,065,589	1,639,332	166,867
Portfolio net asset value per share	$11.01	$9.59	$11.56	$10.47	$10.91
Investment in portfolio shares, at cost	$1,590,080	$1,086,966	$34,299,933	$17,025,890	$1,767,332

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	10,106	5,404	610,917	388,628	10,463
NET INVESTMENT INCOME (LOSS)	(10,106)	(5,404)	(610,917)	(388,628)	(10,463)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,960	417	364,150	(248,897)	9,546
Net change in unrealized appreciation (depreciation) on investments	(162,090)	(2,865)	(3,358,543)	180,414	(1,443)
NET GAIN (LOSS) ON INVESTMENTS	(146,130)	(2,448)	(2,994,393)	(68,483)	8,103

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(156,236)	$(7,852)	$(3,605,310)	$(457,111)	$(2,360)

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
ASSETS
Investment in the portfolios, at fair value	$506,286	$362,869	$696,752	$1,804,324	$366,713
Net Assets	$506,286	$362,869	$696,752	$1,804,324	$366,713

NET ASSETS, representing:
Accumulation units	$506,286	$362,869	$696,752	$1,804,324	$366,713
	$506,286	$362,869	$696,752	$1,804,324	$366,713

Units outstanding	48,784	40,457	64,799	175,320	42,775

Portfolio shares held	47,405	39,701	63,226	172,994	42,248
Portfolio net asset value per share	$10.68	$9.14	$11.02	$10.43	$8.68
Investment in portfolio shares, at cost	$499,135	$363,331	$663,070	$1,840,072	$384,825

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	3,287	1,697	3,230	8,803	1,949
NET INVESTMENT INCOME (LOSS)	(3,287)	(1,697)	(3,230)	(8,803)	(1,949)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	253	(6)	978	7,510	(71)
Net change in unrealized appreciation (depreciation) on investments	(1,517)	(1,185)	20,673	(152,191)	(20,086)
NET GAIN (LOSS) ON INVESTMENTS	(1,264)	(1,191)	21,651	(144,681)	(20,157)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,551)	$(2,888)	$18,421	$(153,484)	$(22,106)

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
ASSETS
Investment in the portfolios, at fair value	$885,649	$1,932,941	$776,709	$1,506,385	$5,279,973
Net Assets	$885,649	$1,932,941	$776,709	$1,506,385	$5,279,973

NET ASSETS, representing:
Accumulation units	$885,649	$1,932,941	$776,709	$1,506,385	$5,279,973
	$885,649	$1,932,941	$776,709	$1,506,385	$5,279,973

Units outstanding	89,509	203,173	73,170	134,059	494,628

Portfolio shares held	82,005	199,684	72,118	131,792	407,720
Portfolio net asset value per share	$10.80	$9.68	$10.77	$11.43	$12.95
Investment in portfolio shares, at cost	$958,535	$1,958,447	$751,820	$1,433,803	$5,717,247

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$50,800

EXPENSES
Charges for mortality and expense risk,
and for administration	5,639	10,931	5,263	8,319	37,948
NET INVESTMENT INCOME (LOSS)	(5,639)	(10,931)	(5,263)	(8,319)	12,852

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	262,524
Net realized gain (loss) on shares redeemed	6,720	1,756	17,900	19,762	(50,633)
Net change in unrealized appreciation (depreciation) on investments	(167,123)	(65,284)	(69,624)	(95,975)	(751,911)
NET GAIN (LOSS) ON INVESTMENTS	(160,403)	(63,528)	(51,724)	(76,213)	(540,020)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(166,042)	$(74,459)	$(56,987)	$(84,532)	$(527,168)

The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
ASSETS
Investment in the portfolios, at fair value	$2,159,456	$12,857,120	$378,177	$4,900,737	$149,942
Net Assets	$2,159,456	$12,857,120	$378,177	$4,900,737	$149,942

NET ASSETS, representing:
Accumulation units	$2,159,456	$12,857,120	$378,177	$4,900,737	$149,942
	$2,159,456	$12,857,120	$378,177	$4,900,737	$149,942

Units outstanding	195,355	1,345,255	34,561	509,661	15,549

Portfolio shares held	214,232	1,260,502	34,224	489,584	15,238
Portfolio net asset value per share	$10.08	$10.20	$11.05	$10.01	$9.84
Investment in portfolio shares, at cost	$2,191,413	$12,774,799	$365,171	$4,724,593	$145,286

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/2/2018*
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

INVESTMENT INCOME
Dividend income	$—	$—	$1,545	$—	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	12,125	295,812	7,205	83,630	626
NET INVESTMENT INCOME (LOSS)	(12,125)	(295,812)	(5,660)	(83,630)	(626)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	3,191	—	—	—	—
Net realized gain (loss) on shares redeemed	4,095	(238,983)	5,392	4,753	879
Net change in unrealized appreciation (depreciation) on investments	(106,226)	151,240	(93,025)	176,483	4,656
NET GAIN (LOSS) ON INVESTMENTS	(98,940)	(87,743)	(87,633)	181,236	5,535

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(111,065)	$(383,555)	$(93,293)	$97,606	$4,909

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2018

SUBACCOUNTS
AST American Funds Growth Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$23,479,499
Net Assets	$23,479,499

NET ASSETS, representing:
Accumulation units	$23,479,499
$23,479,499

Units outstanding	2,482,095

Portfolio shares held	2,458,586
Portfolio net asset value per share	$9.55
Investment in portfolio shares, at cost	$24,846,322

STATEMENTS OF OPERATIONS
For the period ended December 31, 2018

SUBACCOUNTS
AST American Funds Growth Allocation Portfolio
4/30/2018*
to
12/31/2018

INVESTMENT INCOME
Dividend income	$—

EXPENSES
Charges for mortality and expense risk,
and for administration	101,329
NET INVESTMENT INCOME (LOSS)	(101,329)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(202,169)
Net change in unrealized appreciation (depreciation) on investments	(1,366,823)
NET GAIN (LOSS) ON INVESTMENTS	(1,568,992)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,670,321)
* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$5,790	$(200,576)	$(267,642)	$(328,607)	$193,723
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	334,832	1,752,163	2,053,752	(70,449)
Net change in unrealized appreciation (depreciation) on investments	—	(392,846)	(2,312,937)	(3,911,475)	(435,732)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,790	(258,590)	(828,416)	(2,186,330)	(312,458)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,720	12,346	15,664	38,275	34,407
Annuity payments	(251,687)	(259,170)	(132,396)	(130,837)	(178,323)
Surrenders, withdrawals and death benefits	(1,237,535)	(1,811,848)	(2,836,950)	(4,825,490)	(2,262,472)
Net transfers between other subaccounts
or fixed rate option	208,203	116,806	(178,398)	(82,645)	147,406
Miscellaneous transactions	511	636	964	8,640	1,078
Other charges	(6,995)	(4,103)	(9,351)	(21,254)	(14,222)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,249,783)	(1,945,333)	(3,140,467)	(5,013,311)	(2,272,126)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,243,993)	(2,203,923)	(3,968,883)	(7,199,641)	(2,584,584)

NET ASSETS
Beginning of period	7,457,427	15,603,387	19,207,350	24,414,007	14,230,117
End of period	$6,213,434	$13,399,464	$15,238,467	$17,214,366	$11,645,533

Beginning units	6,350,227	5,696,899	5,154,163	6,701,694	3,034,797
Units issued	2,562,933	152,936	34,934	56,040	108,535
Units redeemed	(3,621,151)	(877,573)	(818,096)	(1,297,070)	(585,841)
Ending units	5,292,009	4,972,262	4,371,001	5,460,664	2,557,491

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(314,371)	$(72,604)	$(384,462)	$(66,738)	$(1,114)
Capital gains distributions received	—	—	—	—	152,670
Net realized gain (loss) on shares redeemed	2,110,647	632,688	3,766,205	333,774	59,396
Net change in unrealized appreciation (depreciation) on investments	(3,150,736)	(875,419)	(3,372,091)	(910,581)	(459,641)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,354,460)	(315,335)	9,652	(643,545)	(248,689)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,581,014	4,647	21,889	929,862	—
Annuity payments	(167,502)	(4,954)	(100,130)	(9,553)	(17,289)
Surrenders, withdrawals and death benefits	(2,719,646)	(1,292,431)	(4,552,696)	(479,182)	(265,454)
Net transfers between other subaccounts
or fixed rate option	153,801	(74,145)	(620,543)	677,678	76,056
Miscellaneous transactions	12,840	305	1,561	23	(23)
Other charges	(15,899)	(3,593)	(16,730)	(2,529)	(284)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(155,392)	(1,370,171)	(5,266,649)	1,116,299	(206,994)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,509,852)	(1,685,506)	(5,256,997)	472,754	(455,683)

NET ASSETS
Beginning of period	22,041,105	5,464,300	26,906,319	4,531,042	1,857,135
End of period	$20,531,253	$3,778,794	$21,649,322	$5,003,796	$1,401,452

Beginning units	5,984,257	1,894,908	6,090,270	759,728	921,074
Units issued	963,795	11,424	45,180	167,754	35,763
Units redeemed	(1,488,318)	(450,449)	(1,083,910)	(95,603)	(135,266)
Ending units	5,459,734	1,455,883	5,051,540	831,879	821,571

The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$35,511	$(38,425)	$(45,024)	$16,173	$(10,216)
Capital gains distributions received	531,896	463,817	246,626	—	165,789
Net realized gain (loss) on shares redeemed	215,257	243,385	223,531	(15,717)	41,742
Net change in unrealized appreciation (depreciation) on investments	(1,415,449)	(1,413,381)	(567,506)	(770,940)	(269,811)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(632,785)	(744,604)	(142,373)	(770,484)	(72,496)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,103	15,508	8,667	9,544	—
Annuity payments	(339,224)	(99,936)	(46,448)	(43,616)	—
Surrenders, withdrawals and death benefits	(500,875)	(754,516)	(644,466)	(341,124)	(113,123)
Net transfers between other subaccounts
or fixed rate option	658	14,707	(95,814)	69,745	(13,960)
Miscellaneous transactions	409	181	368	193	—
Other charges	(1,349)	(1,973)	(1,358)	(1,484)	(428)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(837,278)	(826,029)	(779,051)	(306,742)	(127,511)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,470,063)	(1,570,633)	(921,424)	(1,077,226)	(200,007)

NET ASSETS
Beginning of period	6,738,586	7,854,400	5,355,135	5,067,025	1,461,745
End of period	$5,268,523	$6,283,767	$4,433,711	$3,989,799	$1,261,738

Beginning units	1,671,518	2,558,949	1,625,103	1,420,966	422,911
Units issued	7,280	19,292	5,076	20,277	1,626
Units redeemed	(214,339)	(287,011)	(231,121)	(106,379)	(37,430)
Ending units	1,464,459	2,291,230	1,399,058	1,334,864	387,107

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(86,301)	$4,857	$(38,926)	$(48,206)	$(11,361)
Capital gains distributions received	425,417	125	310,796	—	268,600
Net realized gain (loss) on shares redeemed	734,323	78,102	(129,237)	267,586	(20,975)
Net change in unrealized appreciation (depreciation) on investments	(885,074)	(279,234)	(201,553)	(413,543)	(462,701)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	188,365	(196,150)	(58,920)	(194,163)	(226,437)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,150	540	—	3,562	1,940
Annuity payments	(9,448)	(2,971)	(2,981)	—	(99,945)
Surrenders, withdrawals and death benefits	(1,292,286)	(150,186)	(1,054,117)	(245,208)	(260,680)
Net transfers between other subaccounts
or fixed rate option	(62,687)	(29,032)	(5,782)	(142,879)	(97,772)
Miscellaneous transactions	(57)	1	176	(56)	46
Other charges	(1,863)	(436)	(570)	(552)	(327)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,365,191)	(182,084)	(1,063,274)	(385,133)	(456,738)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,176,826)	(378,234)	(1,122,194)	(579,296)	(683,175)

NET ASSETS
Beginning of period	6,726,596	2,054,898	2,990,116	3,500,479	1,989,858
End of period	$5,549,770	$1,676,664	$1,867,922	$2,921,183	$1,306,683

Beginning units	1,743,915	525,052	909,525	1,058,086	935,097
Units issued	24,826	1,919	5,648	11,485	5,767
Units redeemed	(347,891)	(48,818)	(305,213)	(124,333)	(220,151)
Ending units	1,420,850	478,153	609,960	945,238	720,713

The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(9,944)	$(120,134)	$(5,807)	$(108,648)	$(30,358)
Capital gains distributions received	83,955	—	22,885	—	—
Net realized gain (loss) on shares redeemed	157,180	512,674	21,053	577,432	69,217
Net change in unrealized appreciation (depreciation) on investments	(201,296)	(1,500,664)	(54,904)	(1,035,654)	(306,096)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	29,895	(1,108,124)	(16,773)	(566,870)	(267,237)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	24,474	30	27,539	19,016
Annuity payments	—	(27,586)	—	(62,878)	(2,808)
Surrenders, withdrawals and death benefits	(416,308)	(742,356)	(47,935)	(845,354)	(248,624)
Net transfers between other subaccounts
or fixed rate option	(67,702)	(84,692)	(7,572)	(94,686)	21,106
Miscellaneous transactions	(25)	(260)	(1)	571	65
Other charges	(82)	(18,622)	(820)	(14,542)	(3,090)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(484,117)	(849,042)	(56,298)	(989,350)	(214,335)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(454,222)	(1,957,166)	(73,071)	(1,556,220)	(481,572)

NET ASSETS
Beginning of period	832,965	8,142,275	485,763	7,242,370	2,110,312
End of period	$378,743	$6,185,109	$412,692	$5,686,150	$1,628,740

Beginning units	562,620	2,331,536	226,785	2,025,937	1,092,745
Units issued	3,281	14,466	2,912	14,130	28,475
Units redeemed	(312,358)	(259,560)	(27,687)	(272,492)	(156,571)
Ending units	253,543	2,086,442	202,010	1,767,575	964,649

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(929,051)	$(397,696)	$(2,736,343)	$(224,568)	$(411,974)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,684,789	1,297,466	7,017,349	544,974	1,235,809
Net change in unrealized appreciation (depreciation) on investments	(7,627,291)	(2,552,968)	(15,639,282)	(2,042,530)	(1,799,590)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(5,871,553)	(1,653,198)	(11,358,276)	(1,722,124)	(975,755)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	912,183	1,764,053	5,870,866	1,279,091	3,071,136
Annuity payments	—	—	(46,436)	—	—
Surrenders, withdrawals and death benefits	(4,141,587)	(1,318,399)	(9,321,382)	(532,874)	(1,890,633)
Net transfers between other subaccounts
or fixed rate option	(7,239,185)	(2,732,579)	(13,706,786)	892,425	(1,410,070)
Miscellaneous transactions	269	(75)	(2,034)	(492)	38
Other charges	(557,970)	(230,931)	(1,764,516)	(131,522)	(230,789)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(11,026,290)	(2,517,931)	(18,970,288)	1,506,628	(460,318)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,897,843)	(4,171,129)	(30,328,564)	(215,496)	(1,436,073)

NET ASSETS
Beginning of period	67,828,021	29,303,494	177,660,034	14,171,797	29,968,493
End of period	$50,930,178	$25,132,365	$147,331,470	$13,956,301	$28,532,420

Beginning units	3,729,480	1,478,395	12,622,002	852,770	2,026,029
Units issued	237,649	281,269	842,538	246,392	458,140
Units redeemed	(850,084)	(399,736)	(2,205,920)	(136,814)	(486,704)
Ending units	3,117,045	1,359,928	11,258,620	962,348	1,997,465

The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(301,941)	$(154,233)	$(239,315)	$(982,247)	$(514,466)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,553,348	698,986	1,121,881	4,140,084	2,197,916
Net change in unrealized appreciation (depreciation) on investments	(4,290,839)	(2,295,588)	(3,663,362)	(6,521,972)	(7,375,571)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,039,432)	(1,750,835)	(2,780,796)	(3,364,135)	(5,692,121)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	959,063	166,770	615,878	1,915,247	1,280,702
Annuity payments	—	—	—	—	(46,837)
Surrenders, withdrawals and death benefits	(2,103,996)	(763,108)	(1,037,315)	(4,578,374)	(1,769,900)
Net transfers between other subaccounts
or fixed rate option	(1,081,160)	(560,889)	(1,422,383)	(2,655,190)	2,179,752
Miscellaneous transactions	1,071	(33)	115	536	1,148
Other charges	(173,183)	(84,023)	(125,815)	(554,281)	(308,906)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,398,205)	(1,241,283)	(1,969,520)	(5,872,062)	1,335,959

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,437,637)	(2,992,118)	(4,750,316)	(9,236,197)	(4,356,162)

NET ASSETS
Beginning of period	19,309,016	10,792,303	16,836,617	63,557,196	34,896,824
End of period	$14,871,379	$7,800,185	$12,086,301	$54,320,999	$30,540,662

Beginning units	865,182	495,956	804,909	3,009,467	1,682,687
Units issued	245,031	52,805	147,741	443,819	416,022
Units redeemed	(337,845)	(111,519)	(244,860)	(703,385)	(355,217)
Ending units	772,368	437,242	707,790	2,749,901	1,743,492

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	9/14/2018**	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(508,862)	$(880,069)	$(286,659)	$(514,425)	$(279,093)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	2,396,852	7,206,197	2,436,518	2,331,117	88,438
Net change in unrealized appreciation (depreciation) on investments	(3,266,741)	(8,156,163)	(2,216,756)	(7,877,525)	67,806
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,378,751)	(1,830,035)	(66,897)	(6,060,833)	(122,849)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,753,634	671,799	937,042	1,418,486	1,834,899
Annuity payments	(28,073)	(22,079)	—	(2,758)	—
Surrenders, withdrawals and death benefits	(2,223,577)	(4,088,093)	(894,693)	(2,243,604)	(1,792,366)
Net transfers between other subaccounts
or fixed rate option	(51,754,577)	(7,863,851)	(86,872)	(2,618,783)	(347,884)
Miscellaneous transactions	66	(307)	312	1,354	54
Other charges	(342,833)	(504,401)	(160,725)	(296,125)	(152,803)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(52,595,360)	(11,806,932)	(204,936)	(3,741,430)	(458,100)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(53,974,111)	(13,636,967)	(271,833)	(9,802,263)	(580,949)

NET ASSETS
Beginning of period	53,974,111	59,638,995	17,630,876	36,902,959	21,183,691
End of period	$—	$46,002,028	$17,359,043	$27,100,696	$20,602,742

Beginning units	4,343,822	2,373,911	764,067	1,637,849	2,080,890
Units issued	468,556	230,797	321,614	219,279	478,643
Units redeemed	(4,812,378)	(689,220)	(322,185)	(387,214)	(526,135)
Ending units	—	1,915,488	763,496	1,469,914	2,033,398

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(400,814)	$(413,432)	$(18,599,856)	$(515,779)	$(433,749)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,997,000	821,475	40,788,953	1,809,461	1,075,166
Net change in unrealized appreciation (depreciation) on investments	(4,437,680)	(5,148,853)	(101,507,442)	(5,116,272)	(5,935,504)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,841,494)	(4,740,810)	(79,318,345)	(3,822,590)	(5,294,087)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,551,917	647,062	42,649,462	1,159,107	135,036
Annuity payments	—	—	(235,309)	—	—
Surrenders, withdrawals and death benefits	(1,165,757)	(1,459,018)	(64,488,580)	(2,016,416)	(2,039,682)
Net transfers between other subaccounts
or fixed rate option	(77,154)	(3,957,277)	(55,228,069)	(1,265,773)	797,101
Miscellaneous transactions	78	2,459	347	721	416
Other charges	(232,193)	(248,771)	(12,576,197)	(305,842)	(253,197)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	76,891	(5,015,545)	(89,878,346)	(2,428,203)	(1,360,326)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,764,603)	(9,756,355)	(169,196,691)	(6,250,793)	(6,654,413)

NET ASSETS
Beginning of period	28,835,038	30,002,122	1,206,523,355	36,465,953	27,795,951
End of period	$26,070,435	$20,245,767	$1,037,326,664	$30,215,160	$21,141,538

Beginning units	1,143,077	2,762,430	73,973,025	1,834,933	1,958,892
Units issued	278,968	363,783	3,329,545	240,953	428,187
Units redeemed	(283,817)	(861,851)	(8,706,891)	(366,382)	(549,525)
Ending units	1,138,228	2,264,362	68,595,679	1,709,504	1,837,554

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(209,225)	$(2,258,923)	$(11,849,944)	$(4,848,695)	$(12,133,885)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	119,255	4,586,128	32,690,940	16,585,524	33,411,809
Net change in unrealized appreciation (depreciation) on investments	186,105	(11,504,305)	(76,746,824)	(39,067,826)	(68,999,841)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	96,135	(9,177,100)	(55,905,828)	(27,330,997)	(47,721,917)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	691,714	8,402,534	37,131,459	3,686,334	30,700,524
Annuity payments	—	(19,293)	(81,558)	(83,492)	(578,275)
Surrenders, withdrawals and death benefits	(1,149,585)	(6,923,019)	(43,158,761)	(18,321,312)	(45,437,834)
Net transfers between other subaccounts
or fixed rate option	(1,338,747)	(11,039,496)	(36,232,106)	(50,578,154)	(39,922,121)
Miscellaneous transactions	(261)	(2,274)	3,529	1,345	17,973
Other charges	(140,397)	(1,578,748)	(7,052,339)	(2,470,612)	(7,328,160)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,937,276)	(11,160,296)	(49,389,776)	(67,765,891)	(62,547,893)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,841,141)	(20,337,396)	(105,295,604)	(95,096,888)	(110,269,810)

NET ASSETS
Beginning of period	16,051,153	142,719,058	726,877,534	317,415,351	778,162,032
End of period	$14,210,012	$122,381,662	$621,581,930	$222,318,463	$667,892,222

Beginning units	1,577,249	10,482,954	42,943,788	23,441,366	48,857,191
Units issued	243,789	839,442	4,011,079	1,502,401	2,598,086
Units redeemed	(437,108)	(1,715,050)	(6,930,164)	(6,702,962)	(6,460,402)
Ending units	1,383,930	9,607,346	40,024,703	18,240,805	44,994,875

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(7,785,466)	$(6,330,610)	$(19,166,600)	$(10,381,300)	$(1,408,764)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	19,137,617	14,111,788	35,769,549	29,741,673	9,703,670
Net change in unrealized appreciation (depreciation) on investments	(32,233,216)	(44,354,938)	(123,151,125)	(66,509,751)	(6,319,003)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(20,881,065)	(36,573,760)	(106,548,176)	(47,149,378)	1,975,903

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,347,852	14,823,756	27,884,716	18,910,313	5,789,853
Annuity payments	(81,618)	(6,417)	(138,927)	(48,645)	—
Surrenders, withdrawals and death benefits	(33,806,551)	(19,893,702)	(64,984,742)	(40,608,772)	(6,033,601)
Net transfers between other subaccounts
or fixed rate option	(33,223,676)	(29,639,346)	(110,217,323)	(37,242,325)	(2,727,653)
Miscellaneous transactions	(3,259)	(8,623)	5,779	(2,372)	2,923
Other charges	(4,864,953)	(4,222,034)	(12,867,794)	(6,965,721)	(772,854)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(50,632,205)	(38,946,366)	(160,318,291)	(65,957,522)	(3,741,332)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(71,513,270)	(75,520,126)	(266,866,467)	(113,106,900)	(1,765,429)

NET ASSETS
Beginning of period	505,272,245	410,656,149	1,248,725,778	680,481,579	86,682,301
End of period	$433,758,975	$335,136,023	$981,859,311	$567,374,679	$84,916,872

Beginning units	36,076,003	27,846,464	74,416,651	41,197,022	3,187,695
Units issued	2,452,387	1,346,549	3,176,355	1,424,411	741,962
Units redeemed	(6,004,833)	(4,099,518)	(13,099,674)	(5,378,884)	(833,119)
Ending units	32,523,557	25,093,495	64,493,332	37,242,549	3,096,538

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(422)	$(401,469)	$(3,062,167)	$(187,676)	$(293,925)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,810,206	3,029,049	395,498	906,146
Net change in unrealized appreciation (depreciation) on investments	—	(4,853,114)	(4,649,536)	(2,681,101)	(3,951,364)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(422)	(2,444,377)	(4,682,654)	(2,473,279)	(3,339,143)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,539,055	1,067,289	2,449,944	848,100	1,690,044
Annuity payments	—	—	(75,126)	—	—
Surrenders, withdrawals and death benefits	(63,470,076)	(1,826,650)	(12,242,628)	(1,062,625)	(1,290,766)
Net transfers between other subaccounts
or fixed rate option	69,750,550	126,369	(15,311,186)	(93,691)	1,205,950
Miscellaneous transactions	76	832	175	818	1,512
Other charges	(146,553)	(213,725)	(1,780,210)	(103,902)	(206,571)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,673,052	(845,885)	(26,959,031)	(411,300)	1,400,169

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,672,630	(3,290,262)	(31,641,685)	(2,884,579)	(1,938,974)

NET ASSETS
Beginning of period	17,759,381	25,377,029	203,122,140	14,123,226	21,229,882
End of period	$26,432,011	$22,086,767	$171,480,455	$11,238,647	$19,290,908

Beginning units	1,958,472	1,070,361	17,408,451	1,066,618	1,387,880
Units issued	4,488,512	326,473	1,662,570	213,349	403,191
Units redeemed	(3,575,834)	(358,588)	(4,032,094)	(256,326)	(315,089)
Ending units	2,871,150	1,038,246	15,038,927	1,023,641	1,475,982
The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018**	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(2,876,790)	$(1,370,549)	$(179,388)	$(183,717)	$(127,640)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	632,817	1,267,418	529,683	13,540	333,396
Net change in unrealized appreciation (depreciation) on investments	5,247,027	(2,677,961)	(473,893)	76,860	(716,491)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,003,054	(2,781,092)	(123,598)	(93,317)	(510,735)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	1,629,087	—	—	148,244
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,014,352)	(6,215,222)	(2,267,256)	(3,556,213)	(357,851)
Net transfers between other subaccounts
or fixed rate option	525,281,764	46,182,844	(15,270,656)	17,751,564	(1,103,225)
Miscellaneous transactions	(96)	861	(74)	252	(8)
Other charges	(2,144,116)	(818,778)	(4,299)	(367)	(72,341)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	514,123,200	40,778,792	(17,542,285)	14,195,236	(1,385,181)

TOTAL INCREASE (DECREASE) IN NET ASSETS	517,126,254	37,997,700	(17,665,883)	14,101,919	(1,895,916)

NET ASSETS
Beginning of period	94,732,507	76,488,012	17,665,883	869,039	8,894,452
End of period	$611,858,761	$114,485,712	$—	$14,970,958	$6,998,536

Beginning units	6,924,968	5,998,902	1,587,477	76,083	562,771
Units issued	59,289,652	5,275,393	190,705	1,603,751	54,888
Units redeemed	(15,787,457)	(1,972,853)	(1,778,182)	(341,859)	(141,802)
Ending units	50,427,163	9,301,442	—	1,337,975	475,857

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(402,075)	$(503,514)	$(6,505,092)	$(3,504,851)	$(3,426,169)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,003,085	2,401,570	14,709,558	7,045,833	7,900,010
Net change in unrealized appreciation (depreciation) on investments	(4,693,599)	(6,839,065)	(47,683,361)	(23,728,031)	(23,504,207)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,092,589)	(4,941,009)	(39,478,895)	(20,187,049)	(19,030,366)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	210,912	1,038,895	12,559,989	13,955,136	9,632,453
Annuity payments	—	—	(41,153)	(53,751)	(69,617)
Surrenders, withdrawals and death benefits	(1,548,524)	(1,898,944)	(20,321,612)	(9,116,489)	(10,746,804)
Net transfers between other subaccounts
or fixed rate option	(2,580,472)	(2,625,393)	(36,585,657)	(15,987,751)	(29,615,737)
Miscellaneous transactions	229	227	(3,502)	(3,063)	(1,687)
Other charges	(256,457)	(293,620)	(4,725,140)	(2,465,199)	(2,521,807)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(4,174,312)	(3,778,835)	(49,117,075)	(13,671,117)	(33,323,199)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,266,901)	(8,719,844)	(88,595,970)	(33,858,166)	(52,353,565)

NET ASSETS
Beginning of period	28,053,182	35,212,836	439,419,750	224,713,662	231,540,068
End of period	$19,786,281	$26,492,992	$350,823,780	$190,855,496	$179,186,503

Beginning units	2,535,577	1,536,950	30,615,987	14,486,829	17,513,557
Units issued	622,954	192,991	1,336,736	1,421,398	1,310,026
Units redeemed	(1,044,991)	(358,538)	(4,949,202)	(2,354,313)	(3,907,890)
Ending units	2,113,540	1,371,403	27,003,521	13,553,914	14,915,693

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,883)	$(372)	$(3,503)	$(3,330)	$(7,520)
Capital gains distributions received	13,425	23,004	—	15,506	—
Net realized gain (loss) on shares redeemed	20,211	3,226	18,697	18,129	26,080
Net change in unrealized appreciation (depreciation) on investments	(33,920)	(47,399)	(56,512)	(21,308)	(90,066)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,167)	(21,541)	(41,318)	8,997	(71,506)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,733)	(2,782)	(1,185)	(7,320)	(6,129)
Net transfers between other subaccounts
or fixed rate option	15,993	(29,673)	28,398	(7,677)	(72,492)
Miscellaneous transactions	—	—	—	—	—
Other charges	(2,288)	(1,191)	(3,031)	(2,046)	(4,825)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	11,972	(33,646)	24,182	(17,043)	(83,446)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,805	(55,187)	(17,136)	(8,046)	(154,952)

NET ASSETS
Beginning of period	264,636	156,161	328,356	224,032	586,505
End of period	$272,441	$100,974	$311,220	$215,986	$431,553

Beginning units	10,299	7,822	24,257	9,089	31,029
Units issued	2,306	876	5,281	1,379	2,799
Units redeemed	(1,909)	(2,672)	(3,274)	(1,948)	(7,234)
Ending units	10,696	6,026	26,264	8,520	26,594

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(4,263)	$(3,197)	$843	$(2,854)	$(1,352)
Capital gains distributions received	24,557	29,913	14,687	13,319	7,800
Net realized gain (loss) on shares redeemed	1,787	(764)	1,984	6,375	108
Net change in unrealized appreciation (depreciation) on investments	(53,233)	(63,615)	(26,509)	(27,590)	(36,835)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(31,152)	(37,663)	(8,995)	(10,750)	(30,279)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(6,189)	(3,473)	—	(2,389)	(591)
Net transfers between other subaccounts
or fixed rate option	(74,303)	29,579	(2,017)	(8,258)	139,452
Miscellaneous transactions	—	26	—	—	—
Other charges	(2,457)	(1,938)	(1,113)	(1,656)	(876)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(82,949)	24,194	(3,130)	(12,303)	137,985

TOTAL INCREASE (DECREASE) IN NET ASSETS	(114,101)	(13,469)	(12,125)	(23,053)	107,706

NET ASSETS
Beginning of period	309,192	228,908	130,290	196,588	46,534
End of period	$195,091	$215,439	$118,165	$173,535	$154,240

Beginning units	15,473	12,476	9,606	9,258	2,406
Units issued	1,549	3,840	1,423	1,799	7,853
Units redeemed	(5,767)	(2,579)	(1,651)	(2,258)	(863)
Ending units	11,255	13,737	9,378	8,799	9,396

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Bond Portfolio 2020
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$1,841	$402	$(3,011)	$(997)	$(27,861)
Capital gains distributions received	—	2,243	8,692	—	—
Net realized gain (loss) on shares redeemed	(146)	3,115	5,957	3,424	8,804
Net change in unrealized appreciation (depreciation) on investments	(8,704)	(5,390)	(16,737)	(20,176)	(2,828)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(7,009)	370	(5,099)	(17,749)	(21,885)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(963)	(1,240)	—	(1,649)	(45,708)
Net transfers between other subaccounts
or fixed rate option	(4,638)	(3,193)	(25,961)	(18,728)	302,371
Miscellaneous transactions	—	—	—	—	—
Other charges	(395)	(680)	(2,317)	(1,475)	(201)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(5,996)	(5,113)	(28,278)	(21,852)	256,462

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,005)	(4,743)	(33,377)	(39,601)	234,577

NET ASSETS
Beginning of period	47,969	76,328	205,699	163,399	1,255,156
End of period	$34,964	$71,585	$172,322	$123,798	$1,489,733

Beginning units	3,754	5,148	10,195	10,840	105,764
Units issued	391	1,548	895	1,265	46,105
Units redeemed	(873)	(1,933)	(2,268)	(2,788)	(23,814)
Ending units	3,272	4,763	8,822	9,317	128,055

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	1/2/2018**	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(394,048)	$(77)	$(166,040)	$4,321	$(7,915)
Capital gains distributions received	—	—	—	10,056	47,523
Net realized gain (loss) on shares redeemed	3,067,904	8,260	116,822	82	3,564
Net change in unrealized appreciation (depreciation) on investments	(3,601,881)	(8,405)	(129,831)	(22,969)	(47,694)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(928,025)	(222)	(179,049)	(8,510)	(4,522)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,238,495	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,734,583)	—	(2,425,860)	—	—
Net transfers between other subaccounts
or fixed rate option	(422,434)	(312,917)	830,081	1,984	(5,165)
Miscellaneous transactions	619	52	1	—	—
Other charges	(227,591)	(27)	(2,550)	(27)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(145,494)	(312,892)	(1,598,328)	1,957	(5,165)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,073,519)	(313,114)	(1,777,377)	(6,553)	(9,687)

NET ASSETS
Beginning of period	25,540,900	313,114	7,715,223	45,916	423,285
End of period	$24,467,381	$—	$5,937,846	$39,363	$413,598

Beginning units	1,072,808	29,177	628,145	2,430	105,758
Units issued	387,578	—	159,629	176	—
Units redeemed	(383,459)	(29,177)	(291,491)	(56)	(1,156)
Ending units	1,076,927	—	496,283	2,550	104,602

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(118,086)	$(353,042)	$(2,398,362)	$(1,910)	$(324,991)
Capital gains distributions received	—	—	—	13,401	—
Net realized gain (loss) on shares redeemed	128,209	506,744	4,486,711	11,215	258,755
Net change in unrealized appreciation (depreciation) on investments	(169,947)	(4,375,386)	(12,537,710)	(33,792)	(446,808)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(159,824)	(4,221,684)	(10,449,361)	(11,086)	(513,044)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	16,162,688	12,208,919	—	2,069,363
Annuity payments	—	—	(20,260)	—	—
Surrenders, withdrawals and death benefits	(926,271)	(1,568,075)	(8,766,047)	(400)	(1,948,984)
Net transfers between other subaccounts
or fixed rate option	(1,296,347)	854,481	(11,452,331)	(32,319)	2,477,207
Miscellaneous transactions	24	(34)	2,324	—	251
Other charges	(1,620)	(247,297)	(1,616,719)	(11)	(218,825)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,224,214)	15,201,763	(9,644,114)	(32,730)	2,379,012

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,384,038)	10,980,079	(20,093,475)	(43,816)	1,865,968

NET ASSETS
Beginning of period	7,200,397	42,013,982	153,791,969	170,942	26,413,996
End of period	$4,816,359	$52,994,061	$133,698,494	$127,126	$28,279,964

Beginning units	617,220	2,823,660	12,230,883	7,970	2,336,855
Units issued	117,110	1,246,831	1,181,891	—	831,491
Units redeemed	(305,321)	(238,578)	(2,010,514)	(1,474)	(617,358)
Ending units	429,009	3,831,913	11,402,260	6,496	2,550,988

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(20,955)	$(1,013,490)	$(5,967)	$(232,438)	$(93,178)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(8,629)	2,976,717	3,128	1,078,338	(40,626)
Net change in unrealized appreciation (depreciation) on investments	38	(8,265,006)	(55,677)	(2,707,312)	29,146
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(29,546)	(6,301,779)	(58,516)	(1,861,412)	(104,658)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	4,831,010	143,453	1,104,453	—
Annuity payments	—	(33,611)	—	—	—
Surrenders, withdrawals and death benefits	(310,396)	(3,704,727)	(21,276)	(985,819)	(1,053,695)
Net transfers between other subaccounts
or fixed rate option	97,173	(7,602,485)	(80,619)	(1,501,562)	1,046,373
Miscellaneous transactions	—	631	14	(890)	(78)
Other charges	(355)	(743,466)	(3,414)	(133,476)	(541)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(213,578)	(7,252,648)	38,158	(1,517,294)	(7,941)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(243,124)	(13,554,427)	(20,358)	(3,378,706)	(112,599)

NET ASSETS
Beginning of period	1,332,792	64,865,648	748,809	17,577,745	4,241,174
End of period	$1,089,668	$51,311,221	$728,451	$14,199,039	$4,128,575

Beginning units	131,168	4,640,874	68,309	972,002	432,244
Units issued	13,953	953,461	21,980	303,337	291,074
Units redeemed	(35,393)	(1,525,262)	(18,661)	(381,850)	(289,792)
Ending units	109,728	4,069,073	71,628	893,489	433,526

The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(23,291)	$(217,399)	$(25,426,919)	$(14,834)	$(11,869)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	37,574	887,773	599,523	48,118	28,327
Net change in unrealized appreciation (depreciation) on investments	(579,497)	(1,504,994)	(73,854,608)	(193,615)	(125,536)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(565,214)	(834,620)	(98,682,004)	(160,331)	(109,078)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	756,673	356,695	327,332,988	456,463	240,341
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(144,112)	(645,697)	(73,394,061)	(110,484)	(29,778)
Net transfers between other subaccounts
or fixed rate option	(117,906)	(2,097,207)	—	110,415	10,106
Miscellaneous transactions	173	161	(14,560)	88	198
Other charges	(10,186)	(117,344)	(208,618)	(6,338)	(4,837)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	484,642	(2,503,392)	253,715,749	450,144	216,030

TOTAL INCREASE (DECREASE) IN NET ASSETS	(80,572)	(3,338,012)	155,033,745	289,813	106,952

NET ASSETS
Beginning of period	2,446,780	15,029,089	1,281,279,813	1,465,672	1,089,877
End of period	$2,366,208	$11,691,077	$1,436,313,558	$1,755,485	$1,196,829

Beginning units	193,188	930,640	113,950,074	86,348	62,727
Units issued	96,542	135,281	24,967,594	41,499	19,663
Units redeemed	(58,265)	(295,623)	(977,674)	(13,060)	(7,861)
Ending units	231,465	770,298	137,939,994	114,787	74,529

The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(35,224)	$(2,098,447)	$(27,174)	$(45,549)	$(77,828)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(6,206)	1,204,393	54,923	108,264	144,242
Net change in unrealized appreciation (depreciation) on investments	57,018	(14,991,878)	(483,093)	(624,380)	(1,042,930)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,588	(15,885,932)	(455,344)	(561,665)	(976,516)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	70,615,062	507,421	910,701	2,298,417
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(338,535)	(2,594,477)	(202,991)	(258,963)	(533,060)
Net transfers between other subaccounts
or fixed rate option	2,489,447	(27,613,922)	21,342	(161,299)	295,530
Miscellaneous transactions	(32)	(11,911)	583	54	(288)
Other charges	(99)	(1,720,260)	(25,560)	(41,651)	(72,978)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,150,781	38,674,492	300,795	448,842	1,987,621

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,166,369	22,788,560	(154,549)	(112,823)	1,011,105

NET ASSETS
Beginning of period	302,765	105,997,701	4,243,065	6,780,814	11,888,899
End of period	$2,469,134	$128,786,261	$4,088,516	$6,667,991	$12,900,004

Beginning units	27,638	8,173,030	344,821	527,888	921,908
Units issued	298,207	5,948,030	57,031	80,052	229,587
Units redeemed	(98,527)	(3,220,637)	(32,619)	(45,223)	(74,457)
Ending units	227,318	10,900,423	369,233	562,717	1,077,038

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	4/27/2018**	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(12,951)	$(17,565)	$(21,987)	$(36,419)	$(2,867)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	475,272	25,877	147,127	13,025	(791)
Net change in unrealized appreciation (depreciation) on investments	(542,405)	(190,877)	(569,403)	(54,415)	(27,085)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(80,084)	(182,565)	(444,263)	(77,809)	(30,743)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	150,544	463,470	749,029	1,197,522	9,450
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(182,276)	(285,876)	(182,608)	(368,691)	(36,574)
Net transfers between other subaccounts
or fixed rate option	(6,667,413)	(173,555)	(608,181)	(158,444)	17,591
Miscellaneous transactions	(32)	(2)	1,285	71	(1)
Other charges	(12,195)	(17,383)	(20,396)	(35,680)	(2,800)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,711,372)	(13,346)	(60,871)	634,778	(12,334)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,791,456)	(195,911)	(505,134)	556,969	(43,077)

NET ASSETS
Beginning of period	6,791,456	3,040,546	3,559,030	5,408,956	529,141
End of period	$—	$2,844,635	$3,053,896	$5,965,925	$486,064

Beginning units	633,101	299,365	273,406	518,715	51,998
Units issued	16,550	47,000	60,486	135,178	4,492
Units redeemed	(649,651)	(49,185)	(65,075)	(73,223)	(5,592)
Ending units	—	297,180	268,817	580,670	50,898

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(10,106)	$(5,404)	$(610,917)	$(388,628)	$(10,463)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	15,960	417	364,150	(248,897)	9,546
Net change in unrealized appreciation (depreciation) on investments	(162,090)	(2,865)	(3,358,543)	180,414	(1,443)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(156,236)	(7,852)	(3,605,310)	(457,111)	(2,360)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	240,291	247,566	10,116,371	—	556,274
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(20,906)	(28,106)	(580,783)	(2,548,896)	(103,180)
Net transfers between other subaccounts
or fixed rate option	(91,418)	90,195	(5,624,637)	3,545,871	(215,740)
Miscellaneous transactions	(29)	—	(486)	(16)	2
Other charges	(9,314)	(4,949)	(508,491)	(5,372)	(10,092)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	118,624	304,706	3,401,974	991,587	227,264

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,612)	296,854	(203,336)	534,476	224,904

NET ASSETS
Beginning of period	1,682,589	788,382	35,641,549	16,629,330	1,595,617
End of period	$1,644,977	$1,085,236	$35,438,213	$17,163,806	$1,820,521

Beginning units	142,618	82,555	3,030,888	1,675,958	149,189
Units issued	25,030	45,247	1,131,510	1,189,076	59,817
Units redeemed	(14,279)	(13,180)	(904,862)	(1,077,315)	(38,433)
Ending units	153,369	114,622	3,257,536	1,787,719	170,573
The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(3,287)	$(1,697)	$(3,230)	$(8,803)	$(1,949)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	253	(6)	978	7,510	(71)
Net change in unrealized appreciation (depreciation) on investments	(1,517)	(1,185)	20,673	(152,191)	(20,086)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,551)	(2,888)	18,421	(153,484)	(22,106)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	16,069	103,328	153,064	529,116	102,852
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(12,102)	(3,611)	(9,213)	(55,973)	(4,778)
Net transfers between other subaccounts
or fixed rate option	14,717	82,379	81,330	497,003	7,846
Miscellaneous transactions	(2)	—	—	586	—
Other charges	(3,076)	(1,660)	(2,961)	(7,815)	(1,870)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	15,606	180,436	222,220	962,917	104,050

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,055	177,548	240,641	809,433	81,944

NET ASSETS
Beginning of period	495,231	185,321	456,111	994,891	284,769
End of period	$506,286	$362,869	$696,752	$1,804,324	$366,713

Beginning units	47,284	20,401	43,524	89,079	31,206
Units issued	3,412	21,517	24,334	96,905	12,086
Units redeemed	(1,912)	(1,461)	(3,059)	(10,664)	(517)
Ending units	48,784	40,457	64,799	175,320	42,775

The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/1/2018
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(5,639)	$(10,931)	$(5,263)	$(8,319)	$12,852
Capital gains distributions received	—	—	—	—	262,524
Net realized gain (loss) on shares redeemed	6,720	1,756	17,900	19,762	(50,633)
Net change in unrealized appreciation (depreciation) on investments	(167,123)	(65,284)	(69,624)	(95,975)	(751,911)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(166,042)	(74,459)	(56,987)	(84,532)	(527,168)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	291,493	619,750	55,565	257,784	3,617,298
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(39,970)	(88,937)	(69,181)	(42,901)	(40,599)
Net transfers between other subaccounts
or fixed rate option	26,857	(132,446)	(83,279)	51,295	(1,635,503)
Miscellaneous transactions	(26)	73	(90)	(5)	(67)
Other charges	(5,397)	(10,188)	(5,235)	(7,894)	(33,870)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	272,957	388,252	(102,220)	258,279	1,907,259

TOTAL INCREASE (DECREASE) IN NET ASSETS	106,915	313,793	(159,207)	173,747	1,380,091

NET ASSETS
Beginning of period	778,734	1,619,148	935,916	1,332,638	3,899,882
End of period	$885,649	$1,932,941	$776,709	$1,506,385	$5,279,973

Beginning units	66,377	163,567	82,091	112,243	335,511
Units issued	31,293	70,301	6,770	37,458	330,466
Units redeemed	(8,161)	(30,695)	(15,691)	(15,642)	(171,349)
Ending units	89,509	203,173	73,170	134,059	494,628

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028	AST Bond Portfolio 2029
	1/1/2018	1/1/2018	1/1/2018	1/1/2018	1/2/2018*
	to	to	to	to	to
	12/31/2018	12/31/2018	12/31/2018	12/31/2018	12/31/2018

OPERATIONS
Net investment income (loss)	$(12,125)	$(295,812)	$(5,660)	$(83,630)	$(626)
Capital gains distributions received	3,191	—	—	—	—
Net realized gain (loss) on shares redeemed	4,095	(238,983)	5,392	4,753	879
Net change in unrealized appreciation (depreciation) on investments	(106,226)	151,240	(93,025)	176,483	4,656
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(111,065)	(383,555)	(93,293)	97,606	4,909

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	399,798	—	170	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(82,758)	(2,134,115)	(24,950)	(363,653)	(1,857)
Net transfers between other subaccounts
or fixed rate option	530,883	2,396,222	35,016	5,121,001	146,900
Miscellaneous transactions	(3)	(183)	(2)	26	—
Other charges	(11,601)	(4,224)	(796)	(572)	(10)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	836,319	257,700	9,438	4,756,802	145,033

TOTAL INCREASE (DECREASE) IN NET ASSETS	725,254	(125,855)	(83,855)	4,854,408	149,942

NET ASSETS
Beginning of period	1,434,202	12,982,975	462,032	46,329	—
End of period	$2,159,456	$12,857,120	$378,177	$4,900,737	$149,942

Beginning units	122,558	1,311,487	34,190	4,647	—
Units issued	82,259	942,475	5,167	842,019	19,143
Units redeemed	(9,462)	(908,707)	(4,796)	(337,005)	(3,594)
Ending units	195,355	1,345,255	34,561	509,661	15,549

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2018

SUBACCOUNTS
AST American Funds Growth Allocation Portfolio
4/30/2018*
to
12/31/2018

OPERATIONS
Net investment income (loss)	$(101,329)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(202,169)
Net change in unrealized appreciation (depreciation) on investments	(1,366,823)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,670,321)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	26,288,413
Annuity payments	—
Surrenders, withdrawals and death benefits	(9,720)
Net transfers between other subaccounts
or fixed rate option	(1,077,550)
Miscellaneous transactions	1,079
Other charges	(52,402)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	25,149,820

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,479,499

NET ASSETS
Beginning of period	—
End of period	$23,479,499

Beginning units	—
Units issued	2,726,623
Units redeemed	(244,528)
Ending units	2,482,095

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(68,166)	$(219,988)	$(262,616)	$(350,227)	$676,755
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	258,708	1,098,110	1,263,572	(524)
Net change in unrealized appreciation (depreciation) on investments	—	816,569	3,144,369	2,508,305	216,765
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(68,166)	855,289	3,979,863	3,421,650	892,996

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	64,209	16,952	30,017	111,336	27,766
Annuity payments	(93,816)	(226,948)	(225,313)	(233,034)	(295,693)
Surrenders, withdrawals and death benefits	(1,392,958)	(1,653,688)	(1,483,768)	(2,186,051)	(1,521,295)
Net transfers between other subaccounts
or fixed rate option	664,144	330,577	(681,164)	(915,169)	191,168
Miscellaneous transactions	542	508	(171)	(141)	(557)
Other charges	(7,630)	(4,737)	(12,991)	(23,788)	(16,196)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(765,509)	(1,537,336)	(2,373,390)	(3,246,847)	(1,614,807)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(833,675)	(682,047)	1,606,473	174,803	(721,811)

NET ASSETS
Beginning of period	8,291,102	16,285,434	17,600,877	24,239,204	14,951,928
End of period	$7,457,427	$15,603,387	$19,207,350	$24,414,007	$14,230,117

Beginning units	7,027,237	6,274,315	5,866,953	7,754,724	3,347,196
Units issued	1,699,090	145,881	10,974	64,640	60,864
Units redeemed	(2,376,100)	(723,297)	(723,764)	(1,117,670)	(373,263)
Ending units	6,350,227	5,696,899	5,154,163	6,701,694	3,034,797

The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$33,802	$(73,836)	$(365,288)	$(61,091)	$(4,585)
Capital gains distributions received	434,913	—	—	—	71,404
Net realized gain (loss) on shares redeemed	1,525,212	230,861	2,461,667	298,196	31,570
Net change in unrealized appreciation (depreciation) on investments	1,928,426	915,875	5,475,722	239,496	292,025
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,922,353	1,072,900	7,572,101	476,601	390,414

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	34,926	30,757	21,506	22,898	12,353
Annuity payments	(139,616)	(16,415)	(168,260)	(15,079)	(2,153)
Surrenders, withdrawals and death benefits	(2,937,365)	(429,490)	(2,765,866)	(431,898)	(159,317)
Net transfers between other subaccounts
or fixed rate option	(480,099)	(35,553)	(964,393)	(7,414)	23,234
Miscellaneous transactions	(322)	3	64	35	55
Other charges	(15,703)	(3,779)	(17,596)	(1,374)	(340)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,538,179)	(454,477)	(3,894,545)	(432,832)	(126,168)

TOTAL INCREASE (DECREASE) IN NET ASSETS	384,174	618,423	3,677,556	43,769	264,246

NET ASSETS
Beginning of period	21,656,931	4,845,877	23,228,763	4,487,273	1,592,889
End of period	$22,041,105	$5,464,300	$26,906,319	$4,531,042	$1,857,135

Beginning units	6,972,702	2,057,237	7,092,161	843,297	996,402
Units issued	302,315	47,808	66,100	15,213	49,311
Units redeemed	(1,290,760)	(210,137)	(1,067,991)	(98,782)	(124,639)
Ending units	5,984,257	1,894,908	6,090,270	759,728	921,074

The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	T. Rowe Price Equity Income Portfolio (Equity Income Class)	Invesco V.I. Core Equity Fund (Series I)	Janus Henderson VIT Research Portfolio (Institutional Shares)	Janus Henderson VIT Overseas Portfolio (Institutional Shares)	MFS® Research Series (Initial Class)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$22,872	$(28,112)	$(51,275)	$12,818	$(746)
Capital gains distributions received	633,785	405,129	48,507	—	94,103
Net realized gain (loss) on shares redeemed	237,109	281,510	110,515	(88,593)	80,820
Net change in unrealized appreciation (depreciation) on investments	(970)	204,631	1,068,696	1,330,874	106,927
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	892,796	863,158	1,176,443	1,255,099	281,104

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	21,779	36,788	20,384	19,903	4,880
Annuity payments	(9,215)	(43,687)	(25,539)	(88,069)	(21,159)
Surrenders, withdrawals and death benefits	(727,556)	(887,144)	(474,117)	(453,820)	(199,672)
Net transfers between other subaccounts
or fixed rate option	109,676	(24,833)	(102,211)	(182,270)	(15,280)
Miscellaneous transactions	(12)	(57)	139	17	14
Other charges	(1,580)	(2,380)	(1,560)	(1,740)	(462)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(606,908)	(921,313)	(582,904)	(705,979)	(231,679)

TOTAL INCREASE (DECREASE) IN NET ASSETS	285,888	(58,155)	593,539	549,120	49,425

NET ASSETS
Beginning of period	6,452,698	7,912,555	4,761,596	4,517,905	1,412,320
End of period	$6,738,586	$7,854,400	$5,355,135	$5,067,025	$1,461,745

Beginning units	1,843,627	2,876,730	1,822,274	1,645,349	497,152
Units issued	38,606	28,176	22,997	2,444	10,714
Units redeemed	(210,715)	(345,957)	(220,168)	(226,827)	(84,955)
Ending units	1,671,518	2,558,949	1,625,103	1,420,966	422,911

The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential Jennison 20/20 Focus Portfolio (Class I)	Davis Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(81,925)	$5,309	$(39,833)	$(45,292)	$(12,438)
Capital gains distributions received	250,540	—	281,368	—	158,723
Net realized gain (loss) on shares redeemed	325,587	186,082	(45,423)	203,014	(28,000)
Net change in unrealized appreciation (depreciation) on investments	1,135,448	(45,063)	316,354	650,574	247,971
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,629,650	146,328	512,466	808,296	366,256

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,939	21,870	11,280	12,300	520
Annuity payments	(32,238)	(1,966)	(4,916)	(31,969)	—
Surrenders, withdrawals and death benefits	(551,695)	(346,375)	(172,018)	(214,485)	(196,288)
Net transfers between other subaccounts
or fixed rate option	(85,181)	(81,330)	(37,785)	(137,242)	(82,423)
Miscellaneous transactions	89	(25)	(113)	(19)	(80)
Other charges	(2,000)	(536)	(634)	(678)	(361)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(655,086)	(408,362)	(204,186)	(372,093)	(278,632)

TOTAL INCREASE (DECREASE) IN NET ASSETS	974,564	(262,034)	308,280	436,203	87,624

NET ASSETS
Beginning of period	5,752,032	2,316,932	2,681,836	3,064,276	1,902,234
End of period	$6,726,596	$2,054,898	$2,990,116	$3,500,479	$1,989,858

Beginning units	1,932,444	639,133	976,332	1,190,078	1,081,090
Units issued	24,040	24,250	8,314	3,603	12,487
Units redeemed	(212,569)	(138,331)	(75,121)	(135,595)	(158,480)
Ending units	1,743,915	525,052	909,525	1,058,086	935,097

The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AB VPS Large Cap Growth Portfolio (Class B)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Henderson VIT Research Portfolio (Service Shares)	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(11,441)	$(124,407)	$(6,007)	$(110,291)	$(30,845)
Capital gains distributions received	45,455	—	4,318	—	—
Net realized gain (loss) on shares redeemed	59,195	596,177	13,648	456,376	41,677
Net change in unrealized appreciation (depreciation) on investments	121,789	321,393	90,772	969,169	567,416
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	214,998	793,163	102,731	1,315,254	578,248

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	6,183	360	4,625	472
Annuity payments	—	(55,308)	—	(25,081)	—
Surrenders, withdrawals and death benefits	(165,930)	(700,797)	(31,670)	(636,131)	(243,585)
Net transfers between other subaccounts
or fixed rate option	4,777	(265,950)	(11,518)	(111,452)	(35,526)
Miscellaneous transactions	25	(4)	—	(166)	(274)
Other charges	(68)	(20,349)	(813)	(15,074)	(3,588)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(161,196)	(1,036,225)	(43,641)	(783,279)	(282,501)

TOTAL INCREASE (DECREASE) IN NET ASSETS	53,802	(243,062)	59,090	531,975	295,747

NET ASSETS
Beginning of period	779,163	8,385,337	426,673	6,710,395	1,814,565
End of period	$832,965	$8,142,275	$485,763	$7,242,370	$2,110,312

Beginning units	683,422	2,654,338	250,768	2,245,328	1,282,583
Units issued	10,691	37,567	3,731	52,413	19,110
Units redeemed	(131,493)	(360,369)	(27,714)	(271,804)	(208,948)
Ending units	562,620	2,331,536	226,785	2,025,937	1,092,745

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Goldman Sachs Large-Cap Value Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST T. Rowe Price Large-Cap Value Portfolio	AST High Yield Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(909,891)	$(422,796)	$(2,789,237)	$(205,077)	$(416,166)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,336,957	907,010	4,338,331	375,182	703,372
Net change in unrealized appreciation (depreciation) on investments	4,233,238	823,742	15,561,149	1,632,974	1,336,721
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,660,304	1,307,956	17,110,243	1,803,079	1,623,927

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,097,530	2,216,736	3,664,320	839,125	2,782,128
Annuity payments	(68,665)	(14,008)	(34,035)	—	—
Surrenders, withdrawals and death benefits	(3,203,201)	(1,553,655)	(10,712,461)	(575,701)	(1,420,962)
Net transfers between other subaccounts
or fixed rate option	14,570,743	431,580	1,967,674	243,551	1,100,543
Miscellaneous transactions	235	(1,063)	1,002	(126)	(15)
Other charges	(531,909)	(231,741)	(1,733,054)	(120,979)	(222,098)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	12,864,733	847,849	(6,846,554)	385,870	2,239,596

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,525,037	2,155,805	10,263,689	2,188,949	3,863,523

NET ASSETS
Beginning of period	50,302,984	27,147,689	167,396,345	11,982,848	26,104,970
End of period	$67,828,021	$29,303,494	$177,660,034	$14,171,797	$29,968,493

Beginning units	2,985,359	1,423,181	13,084,121	816,762	1,859,741
Units issued	1,187,563	319,893	775,965	134,247	455,885
Units redeemed	(443,442)	(264,679)	(1,238,084)	(98,239)	(289,597)
Ending units	3,729,480	1,478,395	12,622,002	852,770	2,026,029

The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST WEDGE Capital Mid-Cap Value Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(279,340)	$(167,088)	$(247,333)	$(931,326)	$(471,050)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,046,558	777,669	995,011	2,014,908	1,740,825
Net change in unrealized appreciation (depreciation) on investments	3,246,674	1,029,693	151,604	12,073,443	3,896,738
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,013,892	1,640,274	899,282	13,157,025	5,166,513

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	498,967	168,384	913,599	1,369,519	1,714,493
Annuity payments	—	(7,131)	(59,551)	(106,254)	(30,490)
Surrenders, withdrawals and death benefits	(956,626)	(556,051)	(767,875)	(3,451,047)	(1,918,220)
Net transfers between other subaccounts
or fixed rate option	450,577	(442,862)	563,629	352,060	1,155,086
Miscellaneous transactions	1,666	272	270	276	(337)
Other charges	(163,749)	(90,380)	(128,176)	(533,625)	(290,780)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(169,165)	(927,768)	521,896	(2,369,071)	629,752

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,844,727	712,506	1,421,178	10,787,954	5,796,265

NET ASSETS
Beginning of period	15,464,289	10,079,797	15,415,439	52,769,242	29,100,559
End of period	$19,309,016	$10,792,303	$16,836,617	$63,557,196	$34,896,824

Beginning units	864,501	540,439	773,934	3,115,336	1,645,352
Units issued	163,937	77,872	223,568	372,559	351,863
Units redeemed	(163,256)	(122,355)	(192,593)	(478,428)	(314,528)
Ending units	865,182	495,956	804,909	3,009,467	1,682,687

The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Lord Abbett Core Fixed Income Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST BlackRock Low Duration Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(722,094)	$(896,684)	$(239,063)	$(519,402)	$(278,515)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	377,147	4,490,957	1,054,755	1,442,413	58,748
Net change in unrealized appreciation (depreciation) on investments	1,322,291	11,600,201	3,156,466	2,981,288	271,725
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	977,344	15,194,474	3,972,158	3,904,299	51,958

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,392,637	1,379,824	701,394	2,502,253	2,347,215
Annuity payments	(63,028)	(29,835)	—	(7,594)	(5,709)
Surrenders, withdrawals and death benefits	(3,030,531)	(3,208,993)	(795,279)	(1,530,524)	(1,458,360)
Net transfers between other subaccounts
or fixed rate option	4,380,092	(3,605,976)	(108,125)	1,120,120	2,648,309
Miscellaneous transactions	423	(2,982)	147	56	(50)
Other charges	(478,206)	(516,073)	(138,855)	(294,679)	(145,994)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,201,387	(5,984,035)	(340,718)	1,789,632	3,385,411

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,178,731	9,210,439	3,631,440	5,693,931	3,437,369

NET ASSETS
Beginning of period	48,795,380	50,428,556	13,999,436	31,209,028	17,746,322
End of period	$53,974,111	$59,638,995	$17,630,876	$36,902,959	$21,183,691

Beginning units	3,995,200	2,615,446	776,335	1,523,796	1,750,161
Units issued	886,163	303,797	134,722	348,729	710,839
Units redeemed	(537,541)	(545,332)	(146,990)	(234,676)	(380,110)
Ending units	4,343,822	2,373,911	764,067	1,637,849	2,080,890
The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST QMA US Equity Alpha Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(352,293)	$(443,291)	$(18,318,864)	$(502,175)	$(421,315)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,225,158	372,084	22,718,419	1,316,758	1,042,468
Net change in unrealized appreciation (depreciation) on investments	3,924,122	2,511,057	142,563,533	5,686,069	5,511,769
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,796,987	2,439,850	146,963,088	6,500,652	6,132,922

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,025,427	863,927	29,526,027	2,010,351	135,272
Annuity payments	(7,032)	(24,990)	(243,199)	(3,522)	(59,597)
Surrenders, withdrawals and death benefits	(1,034,375)	(1,504,519)	(50,185,499)	(1,142,522)	(1,776,549)
Net transfers between other subaccounts
or fixed rate option	100,119	1,555,600	343,418	904,232	2,344,941
Miscellaneous transactions	(1,576)	(527)	(1,259)	613	(104)
Other charges	(199,370)	(258,091)	(12,182,715)	(297,818)	(252,761)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,883,193	631,400	(32,743,227)	1,471,334	391,202

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,680,180	3,071,250	114,219,861	7,971,986	6,524,124

NET ASSETS
Beginning of period	22,154,858	26,930,872	1,092,303,494	28,493,967	21,271,827
End of period	$28,835,038	$30,002,122	$1,206,523,355	$36,465,953	$27,795,951

Beginning units	1,042,190	2,692,449	75,754,889	1,737,827	1,912,176
Units issued	296,116	646,670	2,866,461	365,334	454,183
Units redeemed	(195,229)	(576,689)	(4,648,325)	(268,228)	(407,467)
Ending units	1,143,077	2,762,430	73,973,025	1,834,933	1,958,892

The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Templeton Global Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(210,782)	$(2,174,128)	$(11,082,123)	$(5,338,380)	$(11,962,658)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	54,197	2,409,531	15,492,373	8,862,603	19,666,562
Net change in unrealized appreciation (depreciation) on investments	223,465	14,790,388	95,386,584	27,844,569	83,804,850
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	66,880	15,025,791	99,796,834	31,368,792	91,508,754

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	911,253	7,810,383	28,497,312	4,194,355	24,699,281
Annuity payments	(42,541)	(35,162)	(143,311)	(161,122)	(370,156)
Surrenders, withdrawals and death benefits	(533,402)	(5,364,766)	(25,196,665)	(20,066,802)	(33,472,303)
Net transfers between other subaccounts
or fixed rate option	1,484,515	(29,617)	15,355,963	7,651,476	(5,616,710)
Miscellaneous transactions	(69)	(2,522)	(4,832)	(7,305)	1,939
Other charges	(137,051)	(1,478,346)	(6,371,112)	(2,604,065)	(7,045,565)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,682,705	899,970	12,137,355	(10,993,463)	(21,803,514)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,749,585	15,925,761	111,934,189	20,375,329	69,705,240

NET ASSETS
Beginning of period	14,301,568	126,793,297	614,943,345	297,040,022	708,456,792
End of period	$16,051,153	$142,719,058	$726,877,534	$317,415,351	$778,162,032

Beginning units	1,412,409	10,413,618	41,918,325	24,272,568	50,063,014
Units issued	335,411	1,012,440	3,807,471	2,611,559	2,521,689
Units redeemed	(170,571)	(943,104)	(2,782,008)	(3,442,761)	(3,727,512)
Ending units	1,577,249	10,482,954	42,943,788	23,441,366	48,857,191

The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Preservation Asset Allocation Portfolio	AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(7,852,574)	$(6,251,530)	$(16,477,730)	$(10,301,308)	$(1,205,653)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,802,880	6,815,697	11,680,454	15,597,784	5,913,358
Net change in unrealized appreciation (depreciation) on investments	35,882,138	52,397,982	139,662,991	85,890,397	18,420,745
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	38,832,444	52,962,149	134,865,715	91,186,873	23,128,450

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,682,372	14,033,338	27,589,616	16,176,593	4,217,242
Annuity payments	(305,959)	(95,043)	(959,332)	(170,271)	—
Surrenders, withdrawals and death benefits	(27,998,275)	(14,534,837)	(40,078,513)	(27,649,238)	(5,548,603)
Net transfers between other subaccounts
or fixed rate option	29,726,174	132,072	488,872,612	(4,574,134)	2,170,462
Miscellaneous transactions	5,996	435	(10,481)	(5,541)	(616)
Other charges	(4,713,842)	(4,055,193)	(10,780,836)	(6,757,152)	(666,435)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,396,466	(4,519,228)	464,633,066	(22,979,743)	172,050

TOTAL INCREASE (DECREASE) IN NET ASSETS	48,228,910	48,442,921	599,498,781	68,207,130	23,300,500

NET ASSETS
Beginning of period	457,043,335	362,213,228	649,226,997	612,274,449	63,381,801
End of period	$505,272,245	$410,656,149	$1,248,725,778	$680,481,579	$86,682,301

Beginning units	35,110,162	28,025,755	44,092,305	42,483,585	3,130,330
Units issued	4,431,183	1,548,906	34,357,070	1,517,287	724,282
Units redeemed	(3,465,342)	(1,728,197)	(4,032,724)	(2,803,850)	(666,917)
Ending units	36,076,003	27,846,464	74,416,651	41,197,022	3,187,695

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Government Money Market Portfolio	AST Small-Cap Growth Portfolio	AST BlackRock/Loomis Sayles Bond Portfolio	AST International Value Portfolio	AST International Growth Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(202,592)	$(376,262)	$(3,173,156)	$(185,727)	$(266,215)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,574,499	1,553,314	295,923	1,112,128
Net change in unrealized appreciation (depreciation) on investments	—	3,534,793	6,867,188	2,301,973	4,676,801
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(202,592)	4,733,030	5,247,346	2,412,169	5,522,714

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,990,452	1,110,625	4,149,631	1,240,612	1,149,887
Annuity payments	—	(20,821)	(366,411)	(32,204)	—
Surrenders, withdrawals and death benefits	(52,752,515)	(1,395,118)	(10,998,539)	(662,470)	(896,402)
Net transfers between other subaccounts
or fixed rate option	48,028,657	(1,111,796)	18,495,064	219,884	(257,032)
Miscellaneous transactions	(282)	(65)	589	(336)	(696)
Other charges	(120,226)	(195,621)	(1,791,878)	(101,837)	(194,579)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,853,914)	(1,612,796)	9,488,456	663,649	(198,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,056,506)	3,120,234	14,735,802	3,075,818	5,323,892

NET ASSETS
Beginning of period	19,815,887	22,256,795	188,386,338	11,047,408	15,905,990
End of period	$17,759,381	$25,377,029	$203,122,140	$14,123,226	$21,229,882

Beginning units	2,162,054	1,133,513	16,577,521	1,018,667	1,400,010
Units issued	3,159,215	191,385	2,592,760	224,795	344,931
Units redeemed	(3,362,797)	(254,537)	(1,761,830)	(176,844)	(357,061)
Ending units	1,958,472	1,070,361	17,408,451	1,066,618	1,387,880

The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Investment Grade Bond Portfolio	AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2018	AST Bond Portfolio 2019	AST Global Real Estate Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,464,404)	$(1,148,567)	$(281,964)	$(22,988)	$(130,384)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	1,413,856	847,705	142,924	12,921	150,950
Net change in unrealized appreciation (depreciation) on investments	5,905,691	3,463,321	(66,575)	(2,602)	730,255
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,855,143	3,162,459	(205,615)	(12,669)	750,821

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	3,047,735	—	—	187,301
Annuity payments	(1,970)	(5,268)	—	—	—
Surrenders, withdrawals and death benefits	(7,913,228)	(3,699,938)	(2,129,209)	(169,959)	(262,918)
Net transfers between other subaccounts
or fixed rate option	(139,993,651)	8,850,461	8,191,664	(158,342)	235,684
Miscellaneous transactions	6,126	(1,534)	(92)	—	(172)
Other charges	(1,773,823)	(647,470)	(2,168)	(375)	(72,553)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(149,676,546)	7,543,986	6,060,195	(328,676)	87,342

TOTAL INCREASE (DECREASE) IN NET ASSETS	(144,821,403)	10,706,445	5,854,580	(341,345)	838,163

NET ASSETS
Beginning of period	239,553,910	65,781,567	11,811,303	1,210,384	8,056,289
End of period	$94,732,507	$76,488,012	$17,665,883	$869,039	$8,894,452

Beginning units	18,562,401	5,381,957	1,049,426	103,829	557,489
Units issued	5,501,165	1,339,188	827,285	1,201	86,681
Units redeemed	(17,138,598)	(722,243)	(289,234)	(28,947)	(81,399)
Ending units	6,924,968	5,998,902	1,587,477	76,083	562,771

The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Parametric Emerging Markets Equity Portfolio	AST Goldman Sachs Small-Cap Value Portfolio	AST RCM World Trends Portfolio	AST J.P. Morgan Global Thematic Portfolio	AST Goldman Sachs Multi-Asset Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(392,671)	$(517,013)	$(6,510,576)	$(3,219,059)	$(3,317,408)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	404,771	1,854,553	6,607,668	3,770,835	3,526,336
Net change in unrealized appreciation (depreciation) on investments	5,226,333	2,096,487	56,335,213	28,119,024	20,648,497
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,238,433	3,434,027	56,432,305	28,670,800	20,857,425

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	272,084	2,329,773	11,093,240	13,487,723	8,272,085
Annuity payments	—	—	(27,084)	—	(42,099)
Surrenders, withdrawals and death benefits	(888,453)	(1,304,154)	(15,509,408)	(6,644,357)	(8,856,533)
Net transfers between other subaccounts
or fixed rate option	3,287,933	121,804	226,999	5,675,188	34,253,412
Miscellaneous transactions	(189)	(135)	(832)	604	(1,855)
Other charges	(254,033)	(287,798)	(4,643,310)	(2,208,576)	(2,354,827)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,417,342	859,490	(8,860,395)	10,310,582	31,270,183

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,655,775	4,293,517	47,571,910	38,981,382	52,127,608

NET ASSETS
Beginning of period	20,397,407	30,919,319	391,847,840	185,732,280	179,412,460
End of period	$28,053,182	$35,212,836	$439,419,750	$224,713,662	$231,540,068

Beginning units	2,293,083	1,475,802	31,175,934	13,670,743	14,821,429
Units issued	591,913	351,672	1,457,862	1,795,900	4,220,463
Units redeemed	(349,419)	(290,524)	(2,017,809)	(979,814)	(1,528,335)
Ending units	2,535,577	1,536,950	30,615,987	14,486,829	17,513,557

The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Financials	ProFund VP Health Care	ProFund VP Industrials
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,937)	$(1,358)	$(3,072)	$(2,944)	$(6,553)
Capital gains distributions received	—	1,944	—	13,121	—
Net realized gain (loss) on shares redeemed	12,771	31,708	22,431	21,062	48,273
Net change in unrealized appreciation (depreciation) on investments	23,722	(5,434)	28,605	5,687	51,576
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	33,556	26,860	47,964	36,926	93,296

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,500	—	3,974	9,480	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(2,240)	(3,158)	(1,889)	(12,533)	(171,039)
Net transfers between other subaccounts
or fixed rate option	54,509	(108,634)	(27,035)	(5,082)	174,849
Miscellaneous transactions	—	—	—	—	—
Other charges	(1,796)	(1,754)	(2,772)	(1,856)	(3,895)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	57,973	(113,546)	(27,722)	(9,991)	(85)

TOTAL INCREASE (DECREASE) IN NET ASSETS	91,529	(86,686)	20,242	26,935	93,211

NET ASSETS
Beginning of period	173,107	242,847	308,114	197,097	493,294
End of period	$264,636	$156,161	$328,356	$224,032	$586,505

Beginning units	7,882	13,816	26,700	9,562	31,826
Units issued	3,684	1,197	1,750	1,425	11,769
Units redeemed	(1,267)	(7,191)	(4,193)	(1,898)	(12,566)
Ending units	10,299	7,822	24,257	9,089	31,029

The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Real Estate	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(4,762)	$(2,962)	$(614)	$(3,145)	$(957)
Capital gains distributions received	27,695	15,161	5,264	17,107	431
Net realized gain (loss) on shares redeemed	8,963	6,157	1,529	4,688	3,019
Net change in unrealized appreciation (depreciation) on investments	15,651	1,850	1,473	3,246	803
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	47,547	20,206	7,652	21,896	3,296

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(13,359)	(2,913)	(82)	(11,526)	(270)
Net transfers between other subaccounts
or fixed rate option	(26,811)	(31,737)	8,176	(21,205)	(25,361)
Miscellaneous transactions	—	(26)	—	—	—
Other charges	(2,670)	(2,024)	(1,055)	(1,777)	(521)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(42,840)	(36,700)	7,039	(34,508)	(26,152)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,707	(16,494)	14,691	(12,612)	(22,856)

NET ASSETS
Beginning of period	304,485	245,402	115,599	209,200	69,390
End of period	$309,192	$228,908	$130,290	$196,588	$46,534

Beginning units	17,756	14,570	9,073	10,964	3,868
Units issued	3,185	1,860	914	1,586	657
Units redeemed	(5,468)	(3,954)	(381)	(3,292)	(2,119)
Ending units	15,473	12,476	9,606	9,258	2,406

The accompanying notes are an integral part of these financial statements.
A72

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	ProFund VP Telecommu-nications	ProFund VP Utilities	ProFund VP Large-Cap Growth	ProFund VP Large-Cap Value	AST Bond Portfolio 2020
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$1,501	$551	$(2,751)	$(654)	$(64,095)
Capital gains distributions received	2,748	2,654	7,189	—	—
Net realized gain (loss) on shares redeemed	2,958	3,864	2,508	1,472	108,700
Net change in unrealized appreciation (depreciation) on investments	(9,392)	(1,532)	30,376	16,259	(67,248)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,185)	5,537	37,322	17,077	(22,643)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(11,028)	(1,398)	(480)	(716)	(360,173)
Net transfers between other subaccounts
or fixed rate option	322	(10,039)	22,558	15,747	(2,243,872)
Miscellaneous transactions	—	—	—	—	4
Other charges	(447)	(656)	(2,196)	(1,375)	(374)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(11,153)	(12,093)	19,882	13,656	(2,604,415)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,338)	(6,556)	57,204	30,733	(2,627,058)

NET ASSETS
Beginning of period	61,307	82,884	148,495	132,666	3,882,214
End of period	$47,969	$76,328	$205,699	$163,399	$1,255,156

Beginning units	4,627	6,130	9,081	9,831	320,721
Units issued	715	1,171	2,564	2,179	3,669
Units redeemed	(1,588)	(2,153)	(1,450)	(1,170)	(218,626)
Ending units	3,754	5,148	10,195	10,840	105,764

The accompanying notes are an integral part of these financial statements.
A73

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Jennison Large-Cap Growth Portfolio	AST Bond Portfolio 2017	AST Bond Portfolio 2021	Wells Fargo VT International Equity Fund (Class 1)	Wells Fargo VT Omega Growth Fund (Class 1)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(333,440)	$(209,347)	$(221,043)	$568	$(5,569)
Capital gains distributions received	—	—	—	—	11,530
Net realized gain (loss) on shares redeemed	1,479,107	349,536	195,807	218	1,390
Net change in unrealized appreciation (depreciation) on investments	5,362,323	(262,591)	(17,081)	8,069	97,215
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,507,990	(122,402)	(42,317)	8,855	104,566

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,839,860	—	—	—	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(1,210,387)	(746,425)	(952,066)	—	—
Net transfers between other subaccounts
or fixed rate option	(97,954)	(11,271,140)	(2,411,149)	(3,092)	(2,814)
Miscellaneous transactions	969	137	—	—	—
Other charges	(197,008)	(3,100)	(2,832)	(28)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	335,480	(12,020,528)	(3,366,047)	(3,120)	(2,814)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,843,470	(12,142,930)	(3,408,364)	5,735	101,752

NET ASSETS
Beginning of period	18,697,430	12,456,044	11,123,587	40,181	321,533
End of period	$25,540,900	$313,114	$7,715,223	$45,916	$423,285

Beginning units	1,031,144	1,139,319	892,155	2,609	106,567
Units issued	271,695	2,157	26,495	—	—
Units redeemed	(230,031)	(1,112,299)	(290,505)	(179)	(809)
Ending units	1,072,808	29,177	628,145	2,430	105,758

The accompanying notes are an integral part of these financial statements.
A74

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2022	AST Quantitative Modeling Portfolio	AST BlackRock Global Strategies Portfolio	Wells Fargo VT Opportunity Fund (Class 1)	AST Prudential Core Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(169,924)	$(236,865)	$(2,298,715)	$(1,331)	$(297,841)
Capital gains distributions received	—	—	—	12,704	—
Net realized gain (loss) on shares redeemed	98,437	245,140	2,161,481	8,893	214,351
Net change in unrealized appreciation (depreciation) on investments	41,899	5,221,391	15,084,521	8,221	1,041,292
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(29,588)	5,229,666	14,947,287	28,487	957,802

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	12,949,660	8,374,385	—	3,481,800
Annuity payments	—	—	(107,426)	—	—
Surrenders, withdrawals and death benefits	(180,771)	(1,662,728)	(6,944,096)	(24,923)	(1,460,954)
Net transfers between other subaccounts
or fixed rate option	(1,065,030)	952,851	2,969,220	(1,022)	3,812,612
Miscellaneous transactions	(25)	(15)	(1,840)	—	(182)
Other charges	(1,955)	(154,827)	(1,485,293)	(25)	(188,508)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,247,781)	12,084,941	2,804,950	(25,970)	5,644,768

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,277,369)	17,314,607	17,752,237	2,517	6,602,570

NET ASSETS
Beginning of period	8,477,766	24,699,375	136,039,732	168,425	19,811,426
End of period	$7,200,397	$42,013,982	$153,791,969	$170,942	$26,413,996

Beginning units	721,225	1,960,199	11,985,530	9,323	1,829,523
Units issued	59,610	1,027,527	1,024,589	22	927,449
Units redeemed	(163,615)	(164,066)	(779,236)	(1,375)	(420,117)
Ending units	617,220	2,823,660	12,230,883	7,970	2,336,855

The accompanying notes are an integral part of these financial statements.
A75

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2023	AST New Discovery Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio	AST MFS Large-Cap Value Portfolio	AST Bond Portfolio 2024
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(28,087)	$(951,951)	$(4,959)	$(241,020)	$(26,848)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(5,993)	1,273,872	3,908	637,758	10,011
Net change in unrealized appreciation (depreciation) on investments	34,373	7,907,845	46,589	1,999,162	(16,864)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	293	8,229,766	45,538	2,395,900	(33,701)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	3,526,262	193,801	1,448,867	—
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(18,640)	(2,364,574)	(19,017)	(932,093)	(381,410)
Net transfers between other subaccounts
or fixed rate option	(483,183)	753,791	96,546	214,828	4,269,618
Miscellaneous transactions	18	387	2	(81)	—
Other charges	(430)	(685,311)	(2,747)	(135,330)	(120)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(502,235)	1,230,555	268,585	596,191	3,888,088

TOTAL INCREASE (DECREASE) IN NET ASSETS	(501,942)	9,460,321	314,123	2,992,091	3,854,387

NET ASSETS
Beginning of period	1,834,734	55,405,327	434,686	14,585,654	386,787
End of period	$1,332,792	$64,865,648	$748,809	$17,577,745	$4,241,174

Beginning units	180,982	4,532,636	43,100	925,962	38,867
Units issued	15,690	607,356	29,813	312,990	430,823
Units redeemed	(65,504)	(499,118)	(4,604)	(266,950)	(37,446)
Ending units	131,168	4,640,874	68,309	972,002	432,244
The accompanying notes are an integral part of these financial statements.
A76

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST AQR Emerging Markets Equity Portfolio	AST ClearBridge Dividend Growth Portfolio	AST Multi-Sector Fixed Income Portfolio	AST AQR Large-Cap Portfolio	AST QMA Large-Cap Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(14,945)	$(227,952)	$(21,845,427)	$(10,166)	$(8,679)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	21,390	762,079	625,395	13,041	7,300
Net change in unrealized appreciation (depreciation) on investments	401,652	1,657,510	94,947,952	221,687	170,628
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	408,097	2,191,637	73,727,920	224,562	169,249

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	315,769	1,062,520	242,631,070	286,710	191,868
Annuity payments	—	—	(157,550)	—	—
Surrenders, withdrawals and death benefits	(27,943)	(1,668,977)	(52,202,071)	(63,867)	(20,795)
Net transfers between other subaccounts
or fixed rate option	1,119,904	(697,567)	—	115,253	55,159
Miscellaneous transactions	2,310	(46)	9,645	7	—
Other charges	(6,646)	(118,795)	(181,478)	(4,311)	(3,209)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,403,394	(1,422,865)	190,099,616	333,792	223,023

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,811,491	768,772	263,827,536	558,354	392,272

NET ASSETS
Beginning of period	635,289	14,260,317	1,017,452,277	907,318	697,605
End of period	$2,446,780	$15,029,089	$1,281,279,813	$1,465,672	$1,089,877

Beginning units	65,960	1,026,274	96,517,392	64,268	47,941
Units issued	141,934	245,592	18,070,920	28,196	18,153
Units redeemed	(14,706)	(341,226)	(638,238)	(6,116)	(3,367)
Ending units	193,188	930,640	113,950,074	86,348	62,727

The accompanying notes are an integral part of these financial statements.
A77

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Bond Portfolio 2025	AST T. Rowe Price Growth Opportunities Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(10,209)	$(1,253,540)	$(23,553)	$(40,614)	$(61,328)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,141	363,551	37,614	125,655	99,978
Net change in unrealized appreciation (depreciation) on investments	937	14,590,714	537,696	953,497	1,493,182
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,869	13,700,725	551,757	1,038,538	1,531,832

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	26,206,034	597,540	1,009,306	2,534,042
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(52,160)	(1,389,558)	(138,666)	(199,029)	(578,086)
Net transfers between other subaccounts
or fixed rate option	(131,336)	5,019,094	(35,208)	(520,847)	5,951
Miscellaneous transactions	—	5,724	(197)	—	(47)
Other charges	(71)	(998,333)	(22,031)	(38,324)	(57,897)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(183,567)	28,842,961	401,438	251,106	1,903,963

TOTAL INCREASE (DECREASE) IN NET ASSETS	(181,698)	42,543,686	953,195	1,289,644	3,435,795

NET ASSETS
Beginning of period	484,463	63,454,015	3,289,870	5,491,170	8,453,104
End of period	$302,765	$105,997,701	$4,243,065	$6,780,814	$11,888,899

Beginning units	43,685	5,808,359	310,190	503,465	760,931
Units issued	17,219	2,556,319	62,107	89,046	231,918
Units redeemed	(33,266)	(191,648)	(27,476)	(64,623)	(70,941)
Ending units	27,638	8,173,030	344,821	527,888	921,908

The accompanying notes are an integral part of these financial statements.
A78

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST BlackRock Multi-Asset Income Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio	AST Managed Equity Portfolio	AST Managed Fixed Income Portfolio	AST FQ Absolute Return Currency Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(39,702)	$(16,741)	$(16,696)	$(31,847)	$(3,130)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	35,424	11,921	52,252	15,758	2,179
Net change in unrealized appreciation (depreciation) on investments	325,791	193,746	574,153	172,704	(18,802)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	321,513	188,926	609,709	156,615	(19,753)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,097,748	273,994	1,053,606	1,125,785	109,668
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(445,414)	(126,852)	(140,184)	(210,588)	(21,533)
Net transfers between other subaccounts
or fixed rate option	(7,252)	18,909	(193,758)	(119,296)	9,915
Miscellaneous transactions	(186)	—	390	(25)	(1)
Other charges	(38,285)	(16,618)	(15,894)	(30,786)	(2,964)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	606,611	149,433	704,160	765,090	95,085

TOTAL INCREASE (DECREASE) IN NET ASSETS	928,124	338,359	1,313,869	921,705	75,332

NET ASSETS
Beginning of period	5,863,332	2,702,187	2,245,161	4,487,251	453,809
End of period	$6,791,456	$3,040,546	$3,559,030	$5,408,956	$529,141

Beginning units	575,794	284,021	212,912	444,371	43,063
Units issued	111,396	43,233	102,516	127,737	12,645
Units redeemed	(54,089)	(27,889)	(42,022)	(53,393)	(3,710)
Ending units	633,101	299,365	273,406	518,715	51,998

The accompanying notes are an integral part of these financial statements.
A79

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Jennison Global Infrastructure Portfolio	AST PIMCO Dynamic Bond Portfolio	AST Legg Mason Diversified Growth Portfolio	AST Bond Portfolio 2026	AST AB Global Bond Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(8,086)	$(4,510)	$(415,177)	$(413,013)	$(8,704)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,498	464	105,320	(233,781)	5,112
Net change in unrealized appreciation (depreciation) on investments	220,649	(4,207)	3,601,756	921,999	30,580
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	224,061	(8,253)	3,291,899	275,205	26,988

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	300,134	194,320	12,029,832	—	390,582
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(12,214)	(47,134)	(284,263)	(1,848,814)	(49,840)
Net transfers between other subaccounts
or fixed rate option	124,175	34,536	2,087,710	(5,394,703)	(24,609)
Miscellaneous transactions	32	—	684	(286)	(3)
Other charges	(7,375)	(4,267)	(317,144)	(4,775)	(8,209)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	404,752	177,455	13,516,819	(7,248,578)	307,921

TOTAL INCREASE (DECREASE) IN NET ASSETS	628,813	169,202	16,808,718	(6,973,373)	334,909

NET ASSETS
Beginning of period	1,053,776	619,180	18,832,831	23,602,703	1,260,708
End of period	$1,682,589	$788,382	$35,641,549	$16,629,330	$1,595,617

Beginning units	105,593	64,200	1,809,018	2,384,023	120,157
Units issued	44,851	27,731	1,305,833	1,063,082	43,589
Units redeemed	(7,826)	(9,376)	(83,963)	(1,771,147)	(14,557)
Ending units	142,618	82,555	3,030,888	1,675,958	149,189

The accompanying notes are an integral part of these financial statements.
A80

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST Goldman Sachs Global Income Portfolio	AST Morgan Stanley Multi-Asset Portfolio	AST Wellington Management Global Bond Portfolio	AST Neuberger Berman Long/Short Portfolio	AST Wellington Management Real Total Return Portfolio
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,710)	$(962)	$(2,117)	$(5,500)	$(1,744)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	933	58	963	1,728	167
Net change in unrealized appreciation (depreciation) on investments	7,685	264	7,613	102,415	3,678
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,908	(640)	6,459	98,643	2,101

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	305,908	37,191	83,309	151,858	48,401
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(17,012)	(5,470)	(4,092)	(9,444)	(7,669)
Net transfers between other subaccounts
or fixed rate option	(11,657)	6,785	43,259	57,501	(12,906)
Miscellaneous transactions	(1)	—	(76)	1	(41)
Other charges	(2,329)	(936)	(2,069)	(4,936)	(1,651)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	274,909	37,570	120,331	194,980	26,134

TOTAL INCREASE (DECREASE) IN NET ASSETS	280,817	36,930	126,790	293,623	28,235

NET ASSETS
Beginning of period	214,414	148,391	329,321	701,268	256,534
End of period	$495,231	$185,321	$456,111	$994,891	$284,769

Beginning units	20,657	16,252	32,002	70,476	28,277
Units issued	31,424	4,808	15,202	20,499	14,403
Units redeemed	(4,797)	(659)	(3,680)	(1,896)	(11,474)
Ending units	47,284	20,401	43,524	89,079	31,206

The accompanying notes are an integral part of these financial statements.
A81

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	AST QMA International Core Equity Portfolio	AST Managed Alternatives Portfolio	AST Emerging Managers Diversified Portfolio	AST Columbia Adaptive Risk Allocation Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$(2,942)	$(7,771)	$(3,844)	$(6,541)	$25,896
Capital gains distributions received	—	—	—	—	44,791
Net realized gain (loss) on shares redeemed	4,109	2,798	6,521	5,563	31,525
Net change in unrealized appreciation (depreciation) on investments	89,150	29,499	80,242	140,902	318,802
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	90,317	24,526	82,919	139,924	421,014

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	294,786	557,340	461,649	338,440	686,226
Annuity payments	—	—	—	—	—
Surrenders, withdrawals and death benefits	(9,952)	(37,244)	(26,974)	(10,761)	(305,218)
Net transfers between other subaccounts
or fixed rate option	128,359	42,020	21,809	3,047	(47,430)
Miscellaneous transactions	(10)	(83)	(51)	89	(16)
Other charges	(2,578)	(7,168)	(3,235)	(6,316)	(19,758)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	410,605	554,865	453,198	324,499	313,804

TOTAL INCREASE (DECREASE) IN NET ASSETS	500,922	579,391	536,117	464,423	734,818

NET ASSETS
Beginning of period	277,812	1,039,757	399,799	868,215	3,165,064
End of period	$778,734	$1,619,148	$935,916	$1,332,638	$3,899,882

Beginning units	28,812	107,203	39,743	82,728	307,720
Units issued	42,000	68,578	51,548	36,216	68,607
Units redeemed	(4,435)	(12,214)	(9,200)	(6,701)	(40,816)
Ending units	66,377	163,567	82,091	112,243	335,511

The accompanying notes are an integral part of these financial statements.
A82

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2017

	SUBACCOUNTS
	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	AST Bond Portfolio 2027	NVIT Emerging Markets Fund (Class D)	AST Bond Portfolio 2028
	1/1/2017	1/1/2017	1/1/2017	1/3/2017*
	to	to	to	to
	12/31/2017	12/31/2017	12/31/2017	12/31/2017

OPERATIONS
Net investment income (loss)	$40,578	$(331,248)	$(2,949)	$(279)
Capital gains distributions received	11,384	—	—	—
Net realized gain (loss) on shares redeemed	6,605	(287,508)	16,073	(1)
Net change in unrealized appreciation (depreciation) on investments	71,745	925,910	124,501	(340)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	130,312	307,154	137,625	(620)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	270,703	—	665	—
Annuity payments	—	—	—	—
Surrenders, withdrawals and death benefits	(48,237)	(2,105,329)	(129,387)	—
Net transfers between other subaccounts
or fixed rate option	(26,168)	(4,923,854)	8,975	46,949
Miscellaneous transactions	29	(31)	—	—
Other charges	(7,403)	(4,774)	(554)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	188,924	(7,033,988)	(120,301)	46,949

TOTAL INCREASE (DECREASE) IN NET ASSETS	319,236	(6,726,834)	17,324	46,329

NET ASSETS
Beginning of period	1,114,966	19,709,809	444,708	—
End of period	$1,434,202	$12,982,975	$462,032	$46,329

Beginning units	105,764	2,000,548	45,689	—
Units issued	25,722	946,536	4,766	4,647
Units redeemed	(8,928)	(1,635,597)	(16,265)	—
Ending units	122,558	1,311,487	34,190	4,647

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A83

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
December 31, 2018

Note 1:    General

Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Account”) was established under the laws of the State of New Jersey on May 20, 1996 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of the variable annuity contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

Discovery Choice	Strategic Partners Advisor
Discovery Select	Strategic Partners FlexElite
Prudential Defined Income Annuity	Strategic Partners FlexElite 2
Prudential Premier Advisor Variable Annuity Series	Strategic Partners Plus
Prudential Premier Investment Variable Annuity B, C Series	Strategic Partners Plus 3
Prudential Premier Retirement Variable Annuity	Strategic Partners Select
Prudential Premier Retirement Variable Annuity X, B, L, C Series	Strategic Partners Variable Annuity One
Prudential Premier Variable Annuity B, L, X Series	Strategic Partners Variable Annuity One 3
Prudential Premier Variable Annuity Bb Series
The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	AB VPS Large Cap Growth Portfolio (Class B)
Prudential Diversified Bond Portfolio	Prudential SP Small Cap Value Portfolio (Class I)
Prudential Equity Portfolio (Class I)	Janus Henderson VIT Research Portfolio
Prudential Value Portfolio (Class I)	(Service Shares)
Prudential High Yield Bond Portfolio	SP Prudential U.S. Emerging Growth Portfolio (Class I)
Prudential Stock Index Portfolio	Prudential SP International Growth Portfolio (Class I)
Prudential Global Portfolio	AST Goldman Sachs Large-Cap Value Portfolio
Prudential Jennison Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
Prudential Small Capitalization Stock Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
T. Rowe Price International Stock Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
T. Rowe Price Equity Income Portfolio (Equity	AST High Yield Portfolio
Income Class)	AST Small-Cap Growth Opportunities Portfolio
Invesco V.I. Core Equity Fund (Series I)	AST WEDGE Capital Mid-Cap Value Portfolio
Janus Henderson VIT Research Portfolio	AST Small-Cap Value Portfolio
(Institutional Shares)	AST Goldman Sachs Mid-Cap Growth Portfolio
Janus Henderson VIT Overseas Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
(Institutional Shares)	AST Lord Abbett Core Fixed Income Portfolio*
MFS® Research Series (Initial Class)	AST Loomis Sayles Large-Cap Growth Portfolio
MFS® Growth Series (Initial Class)	AST MFS Growth Portfolio
American Century VP Value Fund (Class I)	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
Franklin Small-Mid Cap Growth VIP Fund	AST BlackRock Low Duration Bond Portfolio
(Class 2)	AST QMA US Equity Alpha Portfolio
Prudential Jennison 20/20 Focus Portfolio	AST T. Rowe Price Natural Resources Portfolio
(Class I)	AST T. Rowe Price Asset Allocation Portfolio
Davis Value Portfolio	AST MFS Global Equity Portfolio

A84

Note 1:	General (Continued)

AST J.P. Morgan International Equity Portfolio	AST BlackRock Global Strategies Portfolio
AST Templeton Global Bond Portfolio	Wells Fargo VT Opportunity Fund (Class 1)
AST Wellington Management Hedged Equity Portfolio	AST Prudential Core Bond Portfolio
AST Capital Growth Asset Allocation Portfolio	AST Bond Portfolio 2023
AST Academic Strategies Asset Allocation Portfolio	AST New Discovery Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio	AST Western Asset Emerging Markets Debt Portfolio
AST Preservation Asset Allocation Portfolio	AST MFS Large-Cap Value Portfolio
AST Fidelity Institutional AM℠ Quantitative	AST Bond Portfolio 2024
Portfolio (formerly AST FI Pyramis	AST AQR Emerging Markets Equity Portfolio
Quantitative Portfolio)	AST ClearBridge Dividend Growth Portfolio
AST Prudential Growth Allocation Portfolio	AST Multi-Sector Fixed Income Portfolio
AST Advanced Strategies Portfolio	AST AQR Large-Cap Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST QMA Large-Cap Portfolio
AST Government Money Market Portfolio	AST Bond Portfolio 2025
AST Small-Cap Growth Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	AST Goldman Sachs Global Growth
AST International Value Portfolio	Allocation Portfolio
AST International Growth Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST Investment Grade Bond Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST Western Asset Core Plus Bond Portfolio	AST BlackRock Multi-Asset Income Portfolio***
AST Bond Portfolio 2018***	AST Franklin Templeton K2 Global Absolute
AST Bond Portfolio 2019	Return Portfolio
AST Global Real Estate Portfolio	AST Managed Equity Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST Managed Fixed Income Portfolio
AST Goldman Sachs Small-Cap Value Portfolio	AST FQ Absolute Return Currency Portfolio
AST RCM World Trends Portfolio	AST Jennison Global Infrastructure Portfolio
AST J.P. Morgan Global Thematic Portfolio	AST PIMCO Dynamic Bond Portfolio (formerly AST
AST Goldman Sachs Multi-Asset Portfolio	Goldman Sachs Strategic Income Portfolio)
ProFund VP Consumer Services	AST Legg Mason Diversified Growth Portfolio
ProFund VP Consumer Goods	AST Bond Portfolio 2026
ProFund VP Financials	AST AB Global Bond Portfolio
ProFund VP Health Care	AST Goldman Sachs Global Income Portfolio
ProFund VP Industrials	AST Morgan Stanley Multi-Asset Portfolio
ProFund VP Mid-Cap Growth	AST Wellington Management Global Bond Portfolio
ProFund VP Mid-Cap Value	AST Neuberger Berman Long/Short Portfolio
ProFund VP Real Estate	AST Wellington Management Real Total
ProFund VP Small-Cap Growth	Return Portfolio
ProFund VP Small-Cap Value	AST QMA International Core Equity Portfolio
ProFund VP Telecommunications	AST Managed Alternatives Portfolio
ProFund VP Utilities	AST Emerging Managers Diversified Portfolio
ProFund VP Large-Cap Growth	AST Columbia Adaptive Risk Allocation Portfolio
ProFund VP Large-Cap Value	Blackrock Global Allocation V.I. Fund (Class III)
AST Bond Portfolio 2020	JPMorgan Insurance Trust Income Builder
AST Jennison Large-Cap Growth Portfolio	Portfolio (Class 2)
AST Bond Portfolio 2017***	AST Bond Portfolio 2027
AST Bond Portfolio 2021	NVIT Emerging Markets Fund (Class D)
Wells Fargo VT International Equity Fund (Class 1)	AST Bond Portfolio 2028
Wells Fargo VT Omega Growth Fund (Class 1)	AST Bond Portfolio 2029
AST Bond Portfolio 2022	AST American Funds Growth Allocation Portfolio
AST Quantitative Modeling Portfolio	Wells Fargo VT Small Cap Growth Fund (Class 1)**

*	Subaccount was no longer available for investment as of December 31, 2018.

**	Subaccount was available for investment but had no assets as of December 31, 2018, and had no activity during 2018.

***	Subaccount liquidated during the period ended December 31, 2018.

The following table sets forth the date at which a merger took place in the Account. The transfer from the removed subaccount to the surviving subaccount for the period ended December 31, 2018 is reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

A85

Note 1:	General (Continued)

Merger Date	Removed Portfolio	Surviving Portfolio
September 14, 2018	AST Lord Abbett Core Fixed Income Portfolio	AST Western Asset Core Plus Bond Portfolio

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net changes in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions—Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

A86

Note 3:	Fair Value Measurements (Continued)

Level 3—Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2018, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2018, there were no transfers between fair value levels.

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2018 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$3,069,474	$4,417,821
Prudential Diversified Bond Portfolio	360,659	2,506,569
Prudential Equity Portfolio (Class I)	97,850	3,505,958
Prudential Value Portfolio (Class I)	157,659	5,499,577
Prudential High Yield Bond Portfolio	378,431	2,847,218
Prudential Stock Index Portfolio	6,020,904	6,490,668
Prudential Global Portfolio	29,091	1,471,865
Prudential Jennison Portfolio (Class I)	145,313	5,796,423
Prudential Small Capitalization Stock Portfolio	1,730,564	681,004
T. Rowe Price International Stock Portfolio	64,592	294,376
T. Rowe Price Equity Income Portfolio (Equity Income Class)	20,188	943,508
Invesco V.I. Core Equity Fund (Series I)	38,306	967,521
Janus Henderson VIT Research Portfolio (Institutional Shares)	13,698	865,614
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	49,481	423,155
MFS® Research Series (Initial Class)	5,123	152,885
MFS® Growth Series (Initial Class)	101,933	1,559,157
American Century VP Value Fund (Class I)	4,677	214,188
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	15,841	1,118,041
Prudential Jennison 20/20 Focus Portfolio (Class I)	37,515	470,854
Davis Value Portfolio	9,206	490,661
AB VPS Large Cap Growth Portfolio (Class B)	5,026	499,087
Prudential SP Small Cap Value Portfolio (Class I)	37,924	1,007,100
Janus Henderson VIT Research Portfolio (Service Shares)	8,408	72,189
SP Prudential U.S. Emerging Growth Portfolio (Class I)	44,696	1,142,694
Prudential SP International Growth Portfolio (Class I)	55,120	299,813

A87

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Goldman Sachs Large-Cap Value Portfolio	$3,822,414	$15,777,755
AST Cohen & Steers Realty Portfolio	4,987,503	7,903,130
AST J.P. Morgan Strategic Opportunities Portfolio	10,159,719	31,866,349
AST T. Rowe Price Large-Cap Value Portfolio	3,619,902	2,337,842
AST High Yield Portfolio	6,409,360	7,281,653
AST Small-Cap Growth Opportunities Portfolio	5,194,174	7,894,321
AST WEDGE Capital Mid-Cap Value Portfolio	1,035,630	2,431,146
AST Small-Cap Value Portfolio	2,850,930	5,059,765
AST Goldman Sachs Mid-Cap Growth Portfolio	8,919,826	15,774,135
AST Hotchkis & Wiley Large-Cap Value Portfolio	8,450,898	7,629,406
AST Lord Abbett Core Fixed Income Portfolio	5,468,635	58,572,856
AST Loomis Sayles Large-Cap Growth Portfolio	5,434,898	18,121,900
AST MFS Growth Portfolio	7,366,854	7,858,449
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	4,338,235	8,594,090
AST BlackRock Low Duration Bond Portfolio	4,741,232	5,478,424
AST QMA US Equity Alpha Portfolio	6,907,636	7,231,559
AST T. Rowe Price Natural Resources Portfolio	3,544,298	8,973,275
AST T. Rowe Price Asset Allocation Portfolio	44,460,038	152,938,240
AST MFS Global Equity Portfolio	4,351,178	7,295,160
AST J.P. Morgan International Equity Portfolio	5,427,279	7,221,353
AST Templeton Global Bond Portfolio	2,407,500	4,554,001
AST Wellington Management Hedged Equity Portfolio	10,665,810	24,085,029
AST Capital Growth Asset Allocation Portfolio	59,024,837	120,264,557
AST Academic Strategies Asset Allocation Portfolio	17,720,497	90,335,084
AST Balanced Asset Allocation Portfolio	35,465,752	110,147,529
AST Preservation Asset Allocation Portfolio	30,078,351	88,496,022
AST Fidelity Institutional AM℠ Quantitative Portfolio	16,240,302	61,517,278
AST Prudential Growth Allocation Portfolio	43,239,653	222,724,544
AST Advanced Strategies Portfolio	18,961,110	95,299,931
AST T. Rowe Price Large-Cap Growth Portfolio	19,628,296	24,778,392
AST Government Money Market Portfolio	41,086,834	32,707,222
AST Small-Cap Growth Portfolio	7,639,222	8,886,576
AST BlackRock/Loomis Sayles Bond Portfolio	17,541,049	47,562,248
AST International Value Portfolio	2,643,869	3,242,845
AST International Growth Portfolio	5,856,054	4,749,811
AST Investment Grade Bond Portfolio	705,740,899	194,494,489
AST Western Asset Core Plus Bond Portfolio	64,130,553	24,722,310
AST Bond Portfolio 2018	2,121,476	19,843,149
AST Bond Portfolio 2019	17,969,591	3,958,072
AST Global Real Estate Portfolio	783,979	2,296,799
AST Parametric Emerging Markets Equity Portfolio	6,249,920	10,826,306
AST Goldman Sachs Small-Cap Value Portfolio	4,019,488	8,301,837
AST RCM World Trends Portfolio	15,608,031	71,230,198
AST J.P. Morgan Global Thematic Portfolio	18,755,867	35,931,835
AST Goldman Sachs Multi-Asset Portfolio	14,966,245	51,715,613

A88

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
ProFund VP Consumer Services	$64,309	$56,220
ProFund VP Consumer Goods	15,182	50,807
ProFund VP Financials	64,737	45,400
ProFund VP Health Care	33,736	54,109
ProFund VP Industrials	47,901	139,463
ProFund VP Mid-Cap Growth	29,148	116,361
ProFund VP Mid-Cap Value	68,682	47,924
ProFund VP Real Estate	18,389	23,413
ProFund VP Small-Cap Growth	39,124	54,281
ProFund VP Small-Cap Value	153,904	17,271
ProFund VP Telecommunications	4,313	10,936
ProFund VP Utilities	22,737	28,936
ProFund VP Large-Cap Growth	18,307	49,595
ProFund VP Large-Cap Value	17,507	41,687
AST Bond Portfolio 2020	537,299	308,697
AST Jennison Large-Cap Growth Portfolio	9,357,321	9,896,863
AST Bond Portfolio 2017	—	312,969
AST Bond Portfolio 2021	1,893,763	3,658,131
Wells Fargo VT International Equity Fund (Class 1)	3,015	1,827
Wells Fargo VT Omega Growth Fund (Class 1)	—	13,079
AST Bond Portfolio 2022	1,291,243	3,633,543
AST Quantitative Modeling Portfolio	18,526,476	3,677,755
AST BlackRock Global Strategies Portfolio	13,840,480	25,882,955
Wells Fargo VT Opportunity Fund (Class 1)	—	35,271
AST Prudential Core Bond Portfolio	8,936,986	6,882,965
AST Bond Portfolio 2023	135,114	369,647
AST New Discovery Asset Allocation Portfolio	12,697,273	20,963,412
AST Western Asset Emerging Markets Debt Portfolio	235,351	203,160
AST MFS Large-Cap Value Portfolio	5,137,706	6,887,438
AST Bond Portfolio 2024	2,711,865	2,812,984
AST AQR Emerging Markets Equity Portfolio	1,218,234	756,882
AST ClearBridge Dividend Growth Portfolio	2,154,681	4,875,472
AST Multi-Sector Fixed Income Portfolio	240,800,896	12,512,067
AST AQR Large-Cap Portfolio	680,980	245,670
AST QMA Large-Cap Portfolio	356,094	151,932
AST Bond Portfolio 2025	3,203,367	1,087,809
AST T. Rowe Price Growth Opportunities Portfolio	75,333,220	38,757,176
AST Goldman Sachs Global Growth Allocation Portfolio	688,872	415,251
AST T. Rowe Price Diversified Real Growth Portfolio	1,022,069	618,777
AST Prudential Flexible Multi-Strategy Portfolio	2,919,167	1,009,374
AST BlackRock Multi-Asset Income Portfolio	177,875	6,902,198
AST Franklin Templeton K2 Global Absolute Return Portfolio	474,953	505,865
AST Managed Equity Portfolio	784,560	867,417
AST Managed Fixed Income Portfolio	1,375,749	777,390
AST FQ Absolute Return Currency Portfolio	41,971	57,173

A89

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Jennison Global Infrastructure Portfolio	$278,835	$170,318
AST PIMCO Dynamic Bond Portfolio	431,689	132,387
AST Legg Mason Diversified Growth Portfolio	12,843,335	10,052,279
AST Bond Portfolio 2026	11,156,491	10,553,531
AST AB Global Bond Portfolio	632,873	416,071
AST Goldman Sachs Global Income Portfolio	35,446	23,126
AST Morgan Stanley Multi-Asset Portfolio	193,421	14,683
AST Wellington Management Global Bond Portfolio	254,002	35,012
AST Neuberger Berman Long/Short Portfolio	1,077,943	123,830
AST Wellington Management Real Total Return Portfolio	108,427	6,326
AST QMA International Core Equity Portfolio	364,906	97,588
AST Managed Alternatives Portfolio	685,832	308,511
AST Emerging Managers Diversified Portfolio	75,607	183,091
AST Columbia Adaptive Risk Allocation Portfolio	441,273	191,312
Blackrock Global Allocation V.I. Fund (Class III)	3,798,077	1,928,766
JPMorgan Insurance Trust Income Builder Portfolio (Class 2)	944,428	120,235
AST Bond Portfolio 2027	8,776,402	8,814,515
NVIT Emerging Markets Fund (Class D)	68,217	65,983
AST Bond Portfolio 2028	7,914,587	3,241,416
AST Bond Portfolio 2029	179,460	35,053
AST American Funds Growth Allocation Portfolio	27,318,885	2,270,395

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC (“PGIM Investments”), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

A90

Note 6:	Related Party Transactions (Continued)

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

In 2016, Prudential Financial self-reported to the SEC and the U.S. Department of Labor (“DOL”), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefitting Prudential Financial that limited the availability of loanable securities. Prudential Financial removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for certain portfolios of The Prudential Series Fund and the Advanced Series Trust. Prudential Financial has corrected the foreign tax reclaim process and is implementing a remediation plan for the benefit of customers. The DOL’s review of the securities lending matter is closed. Prudential Financial is cooperating with the SEC in its review of the securities lending and foreign tax reclaim matters (which includes a review of the remediation plans) and has entered into discussions with the SEC staff regarding a possible settlement of the securities lending matter that would potentially involve charges under the Investment Advisers Act and financial remedies.

Note 7:	Financial Highlights

Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life of New Jersey and funded by the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable Contract options.

A91

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2018	5,292	$0.92	to	$9.75	$6,213	1.51%		1.00%	to	1.75%	-0.24%	to	0.52%
December 31, 2017	6,350	$0.92	to	$9.70	$7,457	0.55%		1.00%	to	1.75%	-1.19%	to	-0.44%
December 31, 2016	7,027	$0.93	to	$9.74	$8,291	0.09%		1.00%	to	1.75%	-1.58%	to	-0.90%
December 31, 2015	7,672	$0.94	to	$9.83	$9,166	0.00%	(1)	1.00%	to	1.80%	-1.85%	to	-0.99%
December 31, 2014	9,430	$0.96	to	$9.92	$11,417	0.00%	(1)	1.00%	to	1.80%	-1.82%	to	-0.99%

	Prudential Diversified Bond Portfolio
December 31, 2018	4,972	$2.20	to	$2.70	$13,399	0.00%		1.35%	to	1.65%	-1.78%	to	-1.49%
December 31, 2017	5,697	$2.24	to	$2.74	$15,603	0.00%		1.35%	to	1.65%	5.27%	to	5.58%
December 31, 2016	6,274	$2.12	to	$2.60	$16,285	0.00%		1.35%	to	1.65%	3.88%	to	4.19%
December 31, 2015	7,285	$2.05	to	$2.50	$18,162	0.00%		1.35%	to	1.65%	-1.88%	to	-1.59%
December 31, 2014	8,491	$2.08	to	$2.54	$21,522	1.12%		1.35%	to	1.65%	5.36%	to	5.67%

	Prudential Equity Portfolio (Class I)
December 31, 2018	4,371	$2.13	to	$3.70	$15,238	0.00%		1.35%	to	1.80%	-6.55%	to	-6.13%
December 31, 2017	5,154	$2.28	to	$3.94	$19,207	0.00%		1.35%	to	1.80%	23.56%	to	24.11%
December 31, 2016	5,867	$1.84	to	$3.18	$17,601	0.00%		1.35%	to	1.80%	1.95%	to	2.39%
December 31, 2015	6,571	$1.80	to	$3.11	$19,282	0.00%		1.35%	to	1.80%	0.55%	to	0.99%
December 31, 2014	7,414	$1.79	to	$3.08	$21,608	0.00%		1.35%	to	1.80%	5.81%	to	6.27%

	Prudential Value Portfolio (Class I)
December 31, 2018	5,461	$2.05	to	$4.13	$17,214	0.00%		1.35%	to	1.80%	-11.48%	to	-11.09%
December 31, 2017	6,702	$2.32	to	$4.64	$24,414	0.00%		1.35%	to	1.80%	14.92%	to	15.43%
December 31, 2016	7,755	$2.02	to	$4.03	$24,239	0.00%		1.35%	to	1.80%	9.43%	to	9.92%
December 31, 2015	8,663	$1.84	to	$3.66	$24,661	0.00%		1.35%	to	1.80%	-9.82%	to	-9.42%
December 31, 2014	9,643	$2.04	to	$4.05	$30,547	0.00%		1.35%	to	1.80%	8.16%	to	8.63%

	Prudential High Yield Bond Portfolio
December 31, 2018	2,557	$2.36	to	$16.68	$11,646	2.95%		1.35%	to	1.80%	-3.02%	to	-2.58%
December 31, 2017	3,035	$2.43	to	$17.13	$14,230	6.09%		1.35%	to	1.80%	5.90%	to	6.39%
December 31, 2016	3,347	$2.29	to	$16.11	$14,952	6.43%		1.35%	to	1.80%	14.19%	to	14.69%
December 31, 2015	3,995	$2.00	to	$14.05	$15,391	6.19%		1.35%	to	1.80%	-4.17%	to	-3.74%
December 31, 2014	4,585	$2.09	to	$14.61	$18,321	6.01%		1.35%	to	1.80%	0.90%	to	1.35%

	Prudential Stock Index Portfolio
December 31, 2018	5,460	$1.77	to	$9.47	$20,531	0.00%		0.55%	to	1.95%	-6.26%	to	-4.55%
December 31, 2017	5,984	$1.89	to	$4.31	$22,041	1.59%		1.35%	to	1.75%	19.38%	to	19.85%
December 31, 2016	6,973	$1.58	to	$3.60	$21,657	1.84%		1.35%	to	1.75%	9.92%	to	10.34%
December 31, 2015	7,938	$1.43	to	$3.26	$22,239	1.49%		1.35%	to	1.75%	-0.56%	to	-0.16%
December 31, 2014	9,094	$1.44	to	$3.27	$25,723	3.04%		1.35%	to	1.75%	11.36%	to	11.80%

	Prudential Global Portfolio
December 31, 2018	1,456	$1.38	to	$3.00	$3,779	0.00%		1.40%	to	1.75%	-8.92%	to	-8.60%
December 31, 2017	1,895	$1.51	to	$3.28	$5,464	0.00%		1.40%	to	1.75%	22.70%	to	23.12%
December 31, 2016	2,057	$1.23	to	$2.67	$4,846	0.00%		1.35%	to	1.75%	2.65%	to	3.06%
December 31, 2015	2,247	$1.19	to	$2.59	$5,125	0.00%		1.35%	to	1.80%	0.56%	to	1.01%
December 31, 2014	2,451	$1.18	to	$2.57	$5,532	0.00%		1.35%	to	1.80%	1.42%	to	1.88%

	Prudential Jennison Portfolio (Class I)
December 31, 2018	5,052	$1.71	to	$4.99	$21,649	0.00%		1.35%	to	1.80%	-2.54%	to	-2.11%
December 31, 2017	6,090	$1.75	to	$5.10	$26,906	0.00%		1.35%	to	1.80%	34.29%	to	34.88%
December 31, 2016	7,092	$1.30	to	$3.78	$23,229	0.00%		1.35%	to	1.80%	-2.64%	to	-2.22%
December 31, 2015	8,014	$1.34	to	$3.87	$26,666	0.00%		1.35%	to	1.80%	9.51%	to	10.00%
December 31, 2014	8,902	$1.22	to	$3.52	$26,987	0.00%		1.35%	to	1.80%	8.05%	to	8.53%

	Prudential Small Capitalization Stock Portfolio
December 31, 2018	832	$4.37	to	$8.87	$5,004	0.00%		0.55%	to	1.90%	-11.25%	to	-9.95%
December 31, 2017	760	$4.85	to	$5.97	$4,531	0.00%		1.35%	to	1.40%	11.44%	to	11.50%
December 31, 2016	843	$4.35	to	$5.36	$4,487	0.00%		1.35%	to	1.40%	24.76%	to	24.82%
December 31, 2015	947	$3.49	to	$4.29	$4,041	0.00%		1.35%	to	1.40%	-3.64%	to	-3.58%
December 31, 2014	1,069	$3.62	to	$4.46	$4,732	0.00%		1.35%	to	1.65%	3.68%	to	3.98%
A92

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price International Stock Portfolio
December 31, 2018	822	$1.71	to	$1.71	$1,401	1.33%	1.40%	to	1.40%	-15.40%	to	-15.40%
December 31, 2017	921	$2.02	to	$2.02	$1,857	1.12%	1.40%	to	1.40%	26.12%	to	26.12%
December 31, 2016	996	$1.60	to	$1.60	$1,593	1.04%	1.40%	to	1.40%	0.72%	to	0.72%
December 31, 2015	1,075	$1.21	to	$1.59	$1,706	0.92%	1.35%	to	1.40%	-2.28%	to	-2.23%
December 31, 2014	1,140	$1.23	to	$1.62	$1,852	1.02%	1.35%	to	1.40%	-2.60%	to	-2.56%

	T. Rowe Price Equity Income Portfolio (Equity Income Class)
December 31, 2018	1,464	$2.41	to	$3.60	$5,269	1.98%	1.35%	to	1.40%	-10.76%	to	-10.71%
December 31, 2017	1,672	$2.70	to	$4.03	$6,739	1.73%	1.35%	to	1.40%	14.42%	to	14.48%
December 31, 2016	1,844	$2.36	to	$3.52	$6,453	2.31%	1.35%	to	1.40%	17.53%	to	17.59%
December 31, 2015	2,066	$2.01	to	$3.00	$6,158	1.80%	1.35%	to	1.40%	-8.14%	to	-8.10%
December 31, 2014	2,240	$2.19	to	$3.26	$7,266	1.74%	1.35%	to	1.65%	5.64%	to	5.94%

	Invesco V.I. Core Equity Fund (Series I)
December 31, 2018	2,291	$1.42	to	$2.75	$6,284	0.88%	1.40%	to	1.65%	-10.88%	to	-10.66%
December 31, 2017	2,559	$1.59	to	$3.08	$7,854	1.03%	1.40%	to	1.65%	11.34%	to	11.62%
December 31, 2016	2,877	$1.43	to	$2.76	$7,913	0.75%	1.40%	to	1.65%	8.48%	to	8.75%
December 31, 2015	3,193	$1.32	to	$2.53	$8,076	1.12%	1.40%	to	1.65%	-7.29%	to	-7.07%
December 31, 2014	3,623	$1.42	to	$2.73	$9,860	0.84%	1.40%	to	1.65%	6.39%	to	6.65%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2018	1,399	$1.50	to	$3.18	$4,434	0.53%	1.35%	to	1.65%	-4.17%	to	-3.88%
December 31, 2017	1,625	$1.57	to	$3.31	$5,355	0.39%	1.35%	to	1.65%	25.81%	to	26.18%
December 31, 2016	1,822	$1.24	to	$2.62	$4,762	0.54%	1.35%	to	1.65%	-1.13%	to	-0.84%
December 31, 2015	1,976	$1.26	to	$2.65	$5,209	0.62%	1.35%	to	1.65%	3.63%	to	3.94%
December 31, 2014	2,230	$1.21	to	$2.55	$5,660	0.36%	1.35%	to	1.65%	11.16%	to	11.49%

	Janus Henderson VIT Overseas Portfolio (Institutional Shares)
December 31, 2018	1,335	$1.64	to	$3.02	$3,990	1.74%	1.35%	to	1.65%	-16.33%	to	-16.09%
December 31, 2017	1,421	$1.96	to	$3.60	$5,067	1.65%	1.35%	to	1.65%	29.00%	to	29.38%
December 31, 2016	1,645	$1.52	to	$2.78	$4,518	5.06%	1.35%	to	1.65%	-7.96%	to	-7.70%
December 31, 2015	1,734	$1.65	to	$3.01	$5,143	0.59%	1.35%	to	1.65%	-10.07%	to	-9.81%
December 31, 2014	1,931	$1.84	to	$3.34	$6,371	5.83%	1.35%	to	1.65%	-13.30%	to	-13.05%

	MFS® Research Series (Initial Class)
December 31, 2018	387	$3.26	to	$3.26	$1,262	0.69%	1.40%	to	1.40%	-5.70%	to	-5.70%
December 31, 2017	423	$3.46	to	$3.46	$1,462	1.34%	1.40%	to	1.40%	21.67%	to	21.67%
December 31, 2016	497	$2.84	to	$2.84	$1,412	0.77%	1.40%	to	1.40%	7.24%	to	7.24%
December 31, 2015	555	$2.65	to	$2.65	$1,470	0.72%	1.40%	to	1.40%	-0.59%	to	-0.59%
December 31, 2014	621	$2.66	to	$2.66	$1,654	0.81%	1.40%	to	1.40%	8.68%	to	8.68%

	MFS® Growth Series (Initial Class)
December 31, 2018	1,421	$2.06	to	$3.91	$5,550	0.09%	1.35%	to	1.65%	0.99%	to	1.29%
December 31, 2017	1,744	$2.04	to	$3.86	$6,727	0.10%	1.35%	to	1.65%	29.28%	to	29.66%
December 31, 2016	1,932	$1.58	to	$2.98	$5,752	0.04%	1.35%	to	1.65%	0.78%	to	1.08%
December 31, 2015	2,093	$1.56	to	$2.95	$6,166	0.15%	1.35%	to	1.65%	5.81%	to	6.12%
December 31, 2014	2,421	$1.48	to	$2.78	$6,719	0.10%	1.35%	to	1.65%	7.18%	to	7.49%

	American Century VP Value Fund (Class I)
December 31, 2018	478	$2.85	to	$3.51	$1,677	1.65%	1.35%	to	1.65%	-10.63%	to	-10.37%
December 31, 2017	525	$3.19	to	$3.92	$2,055	1.63%	1.35%	to	1.65%	6.98%	to	7.30%
December 31, 2016	639	$2.98	to	$3.65	$2,317	1.73%	1.35%	to	1.65%	18.53%	to	18.88%
December 31, 2015	702	$2.51	to	$3.07	$2,144	2.11%	1.35%	to	1.65%	-5.45%	to	-5.16%
December 31, 2014	795	$2.66	to	$3.24	$2,563	1.54%	1.35%	to	1.65%	11.24%	to	11.57%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2018	610	$1.75	to	$3.09	$1,868	0.00%	1.35%	to	1.65%	-6.92%	to	-6.64%
December 31, 2017	910	$1.88	to	$3.31	$2,990	0.00%	1.35%	to	1.65%	19.43%	to	19.79%
December 31, 2016	976	$1.58	to	$2.76	$2,682	0.00%	1.35%	to	1.65%	2.49%	to	2.79%
December 31, 2015	1,038	$1.54	to	$2.69	$2,775	0.00%	1.35%	to	1.65%	-4.24%	to	-3.95%
December 31, 2014	1,153	$1.61	to	$2.80	$3,208	0.00%	1.35%	to	1.65%	5.73%	to	6.04%

A93

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2018	945	$2.87	to	$3.09	$2,921	0.00%	1.35%	to	1.65%	-6.90%	to	-6.62%
December 31, 2017	1,058	$3.08	to	$3.32	$3,500	0.00%	1.35%	to	1.65%	28.18%	to	28.56%
December 31, 2016	1,190	$2.40	to	$2.58	$3,064	0.00%	1.35%	to	1.65%	-0.04%	to	0.27%
December 31, 2015	1,431	$2.40	to	$2.58	$3,678	0.00%	1.35%	to	1.65%	4.54%	to	4.86%
December 31, 2014	1,622	$2.30	to	$2.46	$3,979	0.00%	1.35%	to	1.65%	5.41%	to	5.72%

	Davis Value Portfolio
December 31, 2018	721	$1.81	to	$1.83	$1,307	0.76%	1.35%	to	1.40%	-14.80%	to	-14.76%
December 31, 2017	935	$2.13	to	$2.15	$1,990	0.74%	1.35%	to	1.40%	20.94%	to	21.00%
December 31, 2016	1,081	$1.76	to	$1.77	$1,902	1.23%	1.35%	to	1.40%	10.34%	to	10.39%
December 31, 2015	1,240	$1.59	to	$1.61	$1,977	0.77%	1.35%	to	1.40%	0.19%	to	0.24%
December 31, 2014	1,358	$1.59	to	$1.60	$2,161	0.91%	1.35%	to	1.40%	4.59%	to	4.64%

	AB VPS Large Cap Growth Portfolio (Class B)
December 31, 2018	254	$1.49	to	$1.49	$379	0.00%	1.40%	to	1.40%	0.90%	to	0.90%
December 31, 2017	563	$1.48	to	$1.48	$833	0.00%	1.40%	to	1.40%	29.86%	to	29.86%
December 31, 2016	683	$1.14	to	$1.14	$779	0.00%	1.40%	to	1.40%	0.95%	to	0.95%
December 31, 2015	692	$1.13	to	$1.13	$782	0.00%	1.40%	to	1.40%	9.32%	to	9.32%
December 31, 2014	681	$1.03	to	$1.03	$704	0.00%	1.40%	to	1.40%	12.27%	to	12.27%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2018	2,086	$2.33	to	$3.13	$6,185	0.00%	1.35%	to	1.80%	-15.33%	to	-14.95%
December 31, 2017	2,332	$2.75	to	$3.69	$8,142	0.00%	1.35%	to	1.80%	10.22%	to	10.70%
December 31, 2016	2,654	$2.50	to	$3.33	$8,385	0.00%	1.35%	to	1.80%	23.25%	to	23.79%
December 31, 2015	3,128	$2.03	to	$2.69	$7,996	0.00%	1.35%	to	1.80%	-7.04%	to	-6.62%
December 31, 2014	3,508	$2.18	to	$2.88	$9,607	0.00%	1.35%	to	1.80%	3.09%	to	3.54%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2018	202	$1.25	to	$2.79	$413	0.35%	1.40%	to	1.75%	-4.52%	to	-4.19%
December 31, 2017	227	$1.30	to	$2.92	$486	0.24%	1.40%	to	1.75%	25.37%	to	25.80%
December 31, 2016	251	$1.04	to	$2.32	$427	0.38%	1.40%	to	1.75%	-1.45%	to	-1.10%
December 31, 2015	283	$1.05	to	$2.34	$468	0.47%	1.40%	to	1.75%	3.27%	to	3.63%
December 31, 2014	288	$1.02	to	$2.26	$468	0.22%	1.40%	to	1.75%	10.79%	to	11.18%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2018	1,768	$1.92	to	$4.27	$5,686	0.00%	1.35%	to	1.80%	-9.48%	to	-9.08%
December 31, 2017	2,026	$2.12	to	$4.70	$7,242	0.00%	1.35%	to	1.80%	20.27%	to	20.81%
December 31, 2016	2,245	$1.76	to	$3.89	$6,710	0.00%	1.35%	to	1.80%	2.48%	to	2.93%
December 31, 2015	2,621	$1.71	to	$3.78	$7,527	0.00%	1.35%	to	1.80%	-4.09%	to	-3.66%
December 31, 2014	2,920	$1.78	to	$3.93	$8,786	0.00%	1.35%	to	1.80%	7.58%	to	8.05%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2018	965	$0.93	to	$2.30	$1,629	0.00%	1.35%	to	1.80%	-14.37%	to	-13.98%
December 31, 2017	1,093	$1.08	to	$2.68	$2,110	0.00%	1.35%	to	1.80%	33.42%	to	34.00%
December 31, 2016	1,283	$0.81	to	$2.00	$1,815	0.00%	1.35%	to	1.80%	-5.28%	to	-4.86%
December 31, 2015	1,379	$0.85	to	$2.10	$2,065	0.00%	1.35%	to	1.80%	1.54%	to	1.98%
December 31, 2014	1,479	$0.84	to	$2.06	$2,240	0.00%	1.35%	to	1.80%	-7.38%	to	-6.97%

	AST Goldman Sachs Large-Cap Value Portfolio
December 31, 2018	3,117	$11.10	to	$21.15	$50,930	0.00%	0.55%	to	2.85%	-11.15%	to	-9.03%
December 31, 2017	3,729	$12.25	to	$23.57	$67,828	0.00%	0.55%	to	2.85%	6.63%	to	9.14%
December 31, 2016	2,985	$11.25	to	$21.90	$50,303	0.00%	0.55%	to	2.85%	8.37%	to	10.93%
December 31, 2015	3,144	$10.18	to	$20.01	$48,225	0.00%	0.55%	to	2.85%	-7.34%	to	6.09%
December 31, 2014	1,607	$10.96	to	$21.39	$26,453	0.00%	0.55%	to	2.45%	9.77%	to	12.51%

	AST Cohen & Steers Realty Portfolio
December 31, 2018	1,360	$10.86	to	$29.01	$25,132	0.00%	0.55%	to	2.85%	-7.48%	to	-5.28%
December 31, 2017	1,478	$11.50	to	$31.05	$29,303	0.00%	0.55%	to	2.85%	3.23%	to	5.66%
December 31, 2016	1,423	$10.92	to	$29.79	$27,148	0.00%	0.55%	to	2.85%	1.84%	to	4.24%
December 31, 2015	1,351	$10.51	to	$28.98	$25,076	0.00%	0.55%	to	2.85%	1.86%	to	10.36%
December 31, 2014	1,374	$11.65	to	$28.18	$24,915	0.00%	0.55%	to	2.85%	15.51%	to	30.19%

A94

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2018	11,259	$11.64	to	$15.56	$147,331	0.00%	0.55%	to	2.85%	-7.84%	to	-5.65%
December 31, 2017	12,622	$12.45	to	$16.63	$177,660	0.00%	0.55%	to	2.85%	8.95%	to	11.53%
December 31, 2016	13,084	$11.26	to	$15.04	$167,396	0.00%	0.55%	to	2.85%	0.89%	to	3.27%
December 31, 2015	13,597	$11.01	to	$14.68	$170,786	0.00%	0.55%	to	2.85%	-3.03%	to	-0.73%
December 31, 2014	14,108	$11.19	to	$14.92	$181,266	0.00%	0.55%	to	2.85%	2.44%	to	4.87%

	AST T. Rowe Price Large-Cap Value Portfolio
December 31, 2018	962	$10.15	to	$19.53	$13,956	0.00%	0.55%	to	2.70%	-12.16%	to	-10.21%
December 31, 2017	853	$11.32	to	$22.06	$14,172	0.00%	0.55%	to	2.70%	13.41%	to	15.91%
December 31, 2016	817	$9.78	to	$19.29	$11,983	0.00%	0.55%	to	2.70%	3.27%	to	5.55%
December 31, 2015	871	$9.28	to	$18.53	$12,193	0.00%	0.55%	to	2.70%	-8.60%	to	-6.58%
December 31, 2014	934	$12.23	to	$20.12	$14,182	0.00%	0.55%	to	2.70%	-1.18%	to	1.00%

	AST High Yield Portfolio
December 31, 2018	1,997	$11.29	to	$18.09	$28,532	0.00%	0.55%	to	2.85%	-4.79%	to	-2.53%
December 31, 2017	2,026	$11.59	to	$18.82	$29,968	0.00%	0.55%	to	2.85%	4.42%	to	6.88%
December 31, 2016	1,860	$10.86	to	$17.85	$26,105	0.00%	0.55%	to	2.85%	12.12%	to	14.76%
December 31, 2015	1,944	$9.48	to	$15.77	$24,161	0.00%	0.55%	to	2.85%	-6.31%	to	-3.24%
December 31, 2014	2,029	$9.89	to	$16.68	$26,781	0.00%	0.55%	to	2.85%	-1.05%	to	1.99%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2018	772	$10.82	to	$27.73	$14,871	0.00%	0.55%	to	2.70%	-13.27%	to	-11.34%
December 31, 2017	865	$12.22	to	$31.72	$19,309	0.00%	0.55%	to	2.70%	24.25%	to	26.99%
December 31, 2016	865	$9.64	to	$25.32	$15,464	0.00%	0.55%	to	2.70%	4.80%	to	7.11%
December 31, 2015	957	$9.67	to	$23.97	$16,131	0.00%	0.55%	to	2.85%	-1.55%	to	1.00%
December 31, 2014	1,214	$13.36	to	$24.11	$20,646	0.00%	0.55%	to	2.85%	1.95%	to	4.36%

	AST WEDGE Capital Mid-Cap Value Portfolio
December 31, 2018	437	$10.58	to	$25.23	$7,800	0.00%	0.55%	to	2.70%	-18.79%	to	-16.99%
December 31, 2017	496	$12.78	to	$30.81	$10,792	0.00%	0.55%	to	2.70%	15.34%	to	17.88%
December 31, 2016	540	$10.88	to	$26.50	$10,080	0.00%	0.55%	to	2.70%	10.93%	to	13.37%
December 31, 2015	588	$9.63	to	$23.70	$9,799	0.00%	0.55%	to	2.85%	-9.27%	to	0.53%
December 31, 2014	709	$11.23	to	$25.87	$13,182	0.00%	0.55%	to	2.85%	11.69%	to	14.34%

	AST Small-Cap Value Portfolio
December 31, 2018	708	$11.20	to	$24.26	$12,086	0.00%	0.55%	to	2.85%	-19.45%	to	-17.53%
December 31, 2017	805	$13.62	to	$29.83	$16,837	0.00%	0.55%	to	2.85%	4.30%	to	6.76%
December 31, 2016	774	$12.80	to	$28.33	$15,415	0.00%	0.55%	to	2.85%	25.53%	to	28.49%
December 31, 2015	731	$9.99	to	$22.35	$11,604	0.00%	0.55%	to	2.85%	-7.04%	to	4.08%
December 31, 2014	738	$10.54	to	$23.82	$12,515	0.00%	0.55%	to	2.85%	2.27%	to	5.87%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2018	2,750	$11.84	to	$27.11	$54,321	0.00%	0.55%	to	2.85%	-7.09%	to	-4.88%
December 31, 2017	3,009	$12.49	to	$28.89	$63,557	0.00%	0.55%	to	2.85%	23.48%	to	26.39%
December 31, 2016	3,115	$9.91	to	$23.18	$52,769	0.00%	0.55%	to	2.85%	-1.25%	to	1.09%
December 31, 2015	3,314	$9.83	to	$23.25	$56,160	0.00%	0.55%	to	2.85%	-8.37%	to	2.12%
December 31, 2014	1,852	$11.31	to	$25.13	$34,356	0.00%	0.55%	to	2.85%	8.35%	to	13.47%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2018	1,743	$11.60	to	$24.42	$30,541	0.00%	0.55%	to	2.85%	-16.61%	to	-14.63%
December 31, 2017	1,683	$13.63	to	$29.00	$34,897	0.00%	0.55%	to	2.45%	16.28%	to	18.54%
December 31, 2016	1,645	$11.53	to	$24.81	$29,101	0.00%	0.55%	to	2.45%	16.96%	to	19.23%
December 31, 2015	1,715	$9.70	to	$21.09	$25,607	0.00%	0.55%	to	2.85%	-10.46%	to	1.55%
December 31, 2014	1,928	$10.82	to	$23.33	$31,869	0.00%	0.55%	to	2.85%	7.95%	to	13.12%

	AST Lord Abbett Core Fixed Income Portfolio (Expired September 14, 2018)
December 31, 2018	—	$10.01	to	$14.64	$—	0.00%	0.55%	to	2.85%	-3.59%	to	-1.97%
December 31, 2017	4,344	$10.28	to	$15.08	$53,974	0.00%	0.55%	to	2.85%	0.42%	to	2.79%
December 31, 2016	3,995	$10.03	to	$14.88	$48,795	0.00%	0.55%	to	2.85%	-0.31%	to	2.04%
December 31, 2015	3,763	$9.86	to	$14.78	$45,418	0.00%	0.55%	to	2.85%	-3.42%	to	-1.13%
December 31, 2014	3,390	$10.18	to	$15.16	$41,786	0.00%	0.55%	to	2.85%	2.98%	to	5.80%

A95

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2018	1,915	$14.30	to	$32.38	$46,002	0.00%	0.55%	to	2.85%	-5.48%	to	-3.23%
December 31, 2017	2,374	$14.82	to	$33.93	$59,639	0.00%	0.55%	to	2.85%	29.21%	to	32.26%
December 31, 2016	2,615	$11.24	to	$26.01	$50,429	0.00%	0.55%	to	2.85%	2.57%	to	5.00%
December 31, 2015	2,625	$10.74	to	$25.11	$48,900	0.00%	0.55%	to	2.85%	6.94%	to	11.97%
December 31, 2014	3,234	$11.26	to	$23.26	$55,756	0.00%	0.55%	to	2.85%	7.44%	to	12.47%

	AST MFS Growth Portfolio
December 31, 2018	763	$13.95	to	$29.10	$17,359	0.00%	0.55%	to	2.70%	-0.62%	to	1.59%
December 31, 2017	764	$13.78	to	$29.05	$17,631	0.00%	0.55%	to	2.70%	27.19%	to	29.99%
December 31, 2016	776	$10.63	to	$22.66	$13,999	0.00%	0.55%	to	2.70%	-0.83%	to	1.35%
December 31, 2015	737	$10.53	to	$22.66	$13,390	0.00%	0.55%	to	2.85%	4.17%	to	9.59%
December 31, 2014	918	$11.13	to	$21.55	$15,865	0.00%	0.55%	to	2.85%	5.61%	to	11.72%

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
December 31, 2018	1,470	$10.61	to	$28.00	$27,101	0.00%	0.55%	to	2.85%	-18.84%	to	-16.90%
December 31, 2017	1,638	$12.81	to	$34.17	$36,903	0.00%	0.55%	to	2.85%	10.56%	to	13.16%
December 31, 2016	1,524	$11.35	to	$30.61	$31,209	0.00%	0.55%	to	2.85%	14.87%	to	17.58%
December 31, 2015	1,466	$9.69	to	$26.40	$25,865	0.00%	0.55%	to	2.85%	-8.33%	to	1.07%
December 31, 2014	1,563	$11.02	to	$28.52	$29,899	0.00%	0.55%	to	2.85%	10.42%	to	13.62%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2018	2,033	$9.14	to	$12.05	$20,603	0.00%	0.55%	to	2.30%	-1.58%	to	0.19%
December 31, 2017	2,081	$9.17	to	$12.10	$21,184	0.00%	0.55%	to	2.45%	-0.78%	to	1.15%
December 31, 2016	1,750	$9.25	to	$12.03	$17,746	0.00%	0.55%	to	2.45%	-0.85%	to	1.08%
December 31, 2015	1,644	$9.32	to	$11.97	$16,588	0.00%	0.55%	to	2.45%	-1.98%	to	-0.07%
December 31, 2014	1,681	$9.51	to	$12.05	$17,126	0.00%	0.55%	to	2.85%	-2.94%	to	-0.65%

	AST QMA US Equity Alpha Portfolio
December 31, 2018	1,138	$13.04	to	$31.42	$26,070	0.00%	0.55%	to	2.70%	-10.71%	to	-8.72%
December 31, 2017	1,143	$14.33	to	$34.90	$28,835	0.00%	0.55%	to	2.45%	19.26%	to	21.58%
December 31, 2016	1,042	$11.82	to	$29.10	$22,155	0.00%	0.55%	to	2.45%	12.04%	to	14.21%
December 31, 2015	945	$10.39	to	$25.83	$17,758	0.00%	0.55%	to	2.45%	0.55%	to	8.03%
December 31, 2014	1,016	$11.24	to	$25.55	$19,184	0.00%	0.55%	to	2.45%	11.83%	to	16.57%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2018	2,264	$7.33	to	$12.40	$20,246	0.00%	0.55%	to	2.70%	-18.92%	to	-17.11%
December 31, 2017	2,762	$8.87	to	$15.09	$30,002	0.00%	0.55%	to	2.70%	7.34%	to	9.70%
December 31, 2016	2,692	$8.11	to	$13.87	$26,931	0.00%	0.55%	to	2.70%	21.26%	to	23.93%
December 31, 2015	2,763	$6.56	to	$11.28	$22,535	0.00%	0.55%	to	2.70%	-21.43%	to	0.94%
December 31, 2014	2,902	$8.20	to	$14.17	$29,775	0.00%	0.55%	to	2.70%	-14.29%	to	-8.86%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2018	68,596	$12.92	to	$19.18	$1,037,327	0.00%	0.55%	to	2.85%	-8.04%	to	-5.85%
December 31, 2017	73,973	$13.85	to	$20.66	$1,206,523	0.00%	0.55%	to	2.85%	12.13%	to	14.77%
December 31, 2016	75,755	$12.18	to	$18.25	$1,092,303	0.00%	0.55%	to	2.85%	4.49%	to	6.95%
December 31, 2015	75,978	$11.49	to	$17.30	$1,040,968	0.00%	0.55%	to	2.85%	-2.81%	to	-0.51%
December 31, 2014	58,768	$11.65	to	$17.63	$826,924	0.00%	0.55%	to	2.85%	2.86%	to	5.30%

	AST MFS Global Equity Portfolio
December 31, 2018	1,710	$11.72	to	$23.49	$30,215	0.00%	0.55%	to	2.85%	-12.15%	to	-10.05%
December 31, 2017	1,835	$13.07	to	$26.48	$36,466	0.00%	0.55%	to	2.85%	20.32%	to	23.16%
December 31, 2016	1,738	$10.65	to	$21.80	$28,494	0.00%	0.55%	to	2.85%	4.07%	to	6.52%
December 31, 2015	1,697	$10.03	to	$20.75	$26,340	0.00%	0.55%	to	2.85%	-4.27%	to	3.91%
December 31, 2014	1,465	$10.30	to	$21.46	$23,599	0.00%	0.55%	to	2.70%	0.83%	to	3.06%

	AST J.P. Morgan International Equity Portfolio
December 31, 2018	1,838	$10.11	to	$15.54	$21,142	0.00%	0.55%	to	2.70%	-19.71%	to	-17.92%
December 31, 2017	1,959	$12.48	to	$19.20	$27,796	0.00%	0.55%	to	2.70%	26.14%	to	28.92%
December 31, 2016	1,912	$9.80	to	$15.10	$21,272	0.00%	0.55%	to	2.70%	-0.81%	to	1.37%
December 31, 2015	1,946	$9.78	to	$15.10	$21,587	0.00%	0.55%	to	2.70%	-5.42%	to	-3.33%
December 31, 2014	2,075	$10.25	to	$15.84	$24,026	0.00%	0.55%	to	2.70%	-8.89%	to	-6.88%
A96

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Templeton Global Bond Portfolio
December 31, 2018	1,384	$8.92	to	$12.55	$14,210	0.00%	0.55%	to	2.85%	-0.92%	to	1.44%
December 31, 2017	1,577	$9.01	to	$12.45	$16,051	0.00%	0.55%	to	2.85%	-0.86%	to	1.48%
December 31, 2016	1,412	$9.08	to	$12.34	$14,302	0.00%	0.55%	to	2.85%	1.39%	to	3.78%
December 31, 2015	1,447	$8.96	to	$11.96	$14,209	0.00%	0.55%	to	2.85%	-7.34%	to	3.76%
December 31, 2014	1,535	$9.61	to	$12.68	$16,052	0.00%	0.55%	to	2.85%	-2.31%	to	0.00%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2018	9,607	$11.54	to	$19.16	$122,382	0.00%	0.55%	to	2.85%	-7.72%	to	-5.52%
December 31, 2017	10,483	$12.51	to	$20.56	$142,719	0.00%	0.55%	to	2.85%	10.37%	to	12.97%
December 31, 2016	10,414	$11.33	to	$18.45	$126,793	0.00%	0.55%	to	2.85%	3.50%	to	5.94%
December 31, 2015	10,527	$10.95	to	$17.66	$122,261	0.00%	0.55%	to	2.85%	-3.46%	to	-1.18%
December 31, 2014	10,289	$11.34	to	$18.12	$122,371	0.00%	0.55%	to	2.85%	2.50%	to	4.92%

	AST Capital Growth Asset Allocation Portfolio
December 31, 2018	40,025	$13.72	to	$20.31	$621,582	0.00%	0.55%	to	2.85%	-8.91%	to	-6.74%
December 31, 2017	42,944	$14.85	to	$22.08	$726,878	0.00%	0.55%	to	2.85%	14.54%	to	17.24%
December 31, 2016	41,918	$12.78	to	$19.09	$614,943	0.00%	0.55%	to	2.85%	3.80%	to	6.25%
December 31, 2015	41,418	$12.14	to	$18.22	$581,755	0.00%	0.55%	to	2.85%	-2.33%	to	-0.02%
December 31, 2014	40,109	$12.25	to	$18.48	$573,414	0.00%	0.55%	to	2.85%	3.95%	to	6.41%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2018	18,241	$10.90	to	$15.32	$222,318	0.00%	0.55%	to	2.85%	-10.77%	to	-8.64%
December 31, 2017	23,441	$12.04	to	$17.01	$317,415	0.00%	0.55%	to	2.85%	9.39%	to	11.97%
December 31, 2016	24,273	$10.85	to	$15.40	$297,040	0.00%	0.55%	to	2.85%	3.31%	to	5.75%
December 31, 2015	26,419	$10.35	to	$14.76	$309,924	0.00%	0.55%	to	2.85%	-5.98%	to	-3.75%
December 31, 2014	30,392	$10.86	to	$15.55	$375,742	0.00%	0.55%	to	2.85%	0.86%	to	3.25%

	AST Balanced Asset Allocation Portfolio
December 31, 2018	44,995	$12.98	to	$18.48	$667,892	0.00%	0.55%	to	2.85%	-7.66%	to	-5.46%
December 31, 2017	48,857	$13.86	to	$19.82	$778,162	0.00%	0.55%	to	2.85%	11.64%	to	14.28%
December 31, 2016	50,063	$12.23	to	$17.59	$708,457	0.00%	0.55%	to	2.85%	3.28%	to	5.71%
December 31, 2015	51,044	$11.68	to	$16.87	$693,958	0.00%	0.55%	to	2.85%	-2.39%	to	-0.08%
December 31, 2014	51,425	$11.79	to	$17.12	$711,536	0.00%	0.55%	to	2.85%	3.49%	to	5.94%

	AST Preservation Asset Allocation Portfolio
December 31, 2018	32,524	$11.77	to	$15.72	$433,759	0.00%	0.55%	to	2.85%	-5.62%	to	-3.38%
December 31, 2017	36,076	$12.29	to	$16.50	$505,272	0.00%	0.55%	to	2.85%	7.00%	to	9.53%
December 31, 2016	35,110	$11.32	to	$15.27	$457,043	0.00%	0.55%	to	2.85%	2.53%	to	4.95%
December 31, 2015	36,445	$10.89	to	$14.76	$458,433	0.00%	0.55%	to	2.85%	-2.71%	to	-0.41%
December 31, 2014	37,987	$11.03	to	$15.02	$486,778	0.00%	0.55%	to	2.85%	2.76%	to	5.19%

	AST Fidelity Institutional AM℠ Quantitative Portfolio
December 31, 2018	25,093	$11.63	to	$17.27	$335,136	0.00%	0.55%	to	2.85%	-10.39%	to	-8.25%
December 31, 2017	27,846	$12.92	to	$19.08	$410,656	0.00%	0.55%	to	2.85%	13.16%	to	15.83%
December 31, 2016	28,026	$11.35	to	$16.70	$362,213	0.00%	0.55%	to	2.85%	1.29%	to	3.68%
December 31, 2015	27,216	$10.85	to	$16.33	$345,930	0.00%	0.55%	to	2.85%	-1.89%	to	0.44%
December 31, 2014	25,768	$11.02	to	$16.49	$332,704	0.00%	0.55%	to	2.85%	0.21%	to	2.58%

	AST Prudential Growth Allocation Portfolio
December 31, 2018	64,493	$12.34	to	$19.34	$981,859	0.00%	0.55%	to	2.85%	-10.24%	to	-8.11%
December 31, 2017	74,417	$13.67	to	$21.34	$1,248,726	0.00%	0.55%	to	2.85%	12.80%	to	15.46%
December 31, 2016	44,092	$12.06	to	$18.74	$649,227	0.00%	0.55%	to	2.85%	6.96%	to	9.49%
December 31, 2015	44,717	$10.78	to	$17.35	$610,546	0.00%	0.55%	to	2.85%	-3.45%	to	-1.16%
December 31, 2014	26,712	$11.13	to	$17.80	$372,174	0.00%	0.55%	to	2.85%	6.09%	to	8.60%

	AST Advanced Strategies Portfolio
December 31, 2018	37,243	$13.04	to	$19.85	$567,375	0.00%	0.55%	to	2.85%	-8.58%	to	-6.41%
December 31, 2017	41,197	$14.06	to	$21.51	$680,482	0.00%	0.55%	to	2.85%	13.60%	to	16.28%
December 31, 2016	42,484	$12.20	to	$18.75	$612,274	0.00%	0.55%	to	2.85%	4.06%	to	6.52%
December 31, 2015	43,453	$11.56	to	$17.85	$596,745	0.00%	0.55%	to	2.85%	-2.07%	to	0.25%
December 31, 2014	43,576	$11.63	to	$18.05	$607,973	0.00%	0.55%	to	2.85%	3.08%	to	5.52%

A97

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2018	3,097	$15.05	to	$37.28	$84,917	0.00%	0.55%	to	2.85%	0.89%	to	3.29%
December 31, 2017	3,188	$14.62	to	$36.60	$86,682	0.00%	0.55%	to	2.85%	33.97%	to	37.13%
December 31, 2016	3,130	$10.69	to	$27.06	$63,382	0.00%	0.55%	to	2.85%	-0.22%	to	2.13%
December 31, 2015	3,269	$10.50	to	$26.86	$65,667	0.00%	0.55%	to	2.85%	6.46%	to	9.50%
December 31, 2014	3,053	$11.23	to	$24.99	$57,338	0.00%	0.55%	to	2.85%	5.26%	to	13.35%

	AST Government Money Market Portfolio
December 31, 2018	2,871	$8.17	to	$9.92	$26,432	1.32%	0.55%	to	2.45%	-1.20%	to	0.74%
December 31, 2017	1,958	$8.08	to	$9.86	$17,759	0.34%	0.55%	to	2.55%	-2.15%	to	-0.21%
December 31, 2016	2,162	$8.25	to	$9.90	$19,816	0.00%	0.55%	to	2.55%	-2.48%	to	-0.56%
December 31, 2015	1,773	$8.46	to	$9.97	$16,358	0.00%	0.55%	to	2.85%	-2.85%	to	-0.26%
December 31, 2014	1,793	$8.68	to	$10.08	$16,760	0.00%	0.55%	to	2.85%	-2.85%	to	-0.47%

	AST Small-Cap Growth Portfolio
December 31, 2018	1,038	$11.94	to	$30.13	$22,087	0.00%	0.55%	to	2.85%	-11.03%	to	-8.91%
December 31, 2017	1,070	$13.15	to	$33.54	$25,377	0.00%	0.55%	to	2.85%	20.39%	to	23.24%
December 31, 2016	1,134	$10.70	to	$27.59	$22,257	0.00%	0.55%	to	2.85%	8.89%	to	11.46%
December 31, 2015	1,209	$9.64	to	$25.10	$21,630	0.00%	0.55%	to	2.85%	-2.09%	to	0.23%
December 31, 2014	1,093	$10.97	to	$25.39	$19,789	0.00%	0.55%	to	2.85%	0.86%	to	10.75%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2018	15,039	$9.94	to	$14.62	$171,480	0.00%	0.55%	to	2.85%	-3.51%	to	-1.21%
December 31, 2017	17,408	$10.15	to	$14.89	$203,122	0.00%	0.55%	to	2.85%	1.40%	to	3.79%
December 31, 2016	16,578	$9.87	to	$14.43	$188,386	0.00%	0.55%	to	2.85%	1.26%	to	3.66%
December 31, 2015	17,618	$9.61	to	$14.00	$195,239	0.00%	0.55%	to	2.85%	-4.90%	to	-1.67%
December 31, 2014	20,088	$9.96	to	$14.47	$231,464	0.00%	0.55%	to	2.85%	1.26%	to	3.66%

	AST International Value Portfolio
December 31, 2018	1,024	$8.93	to	$14.54	$11,239	0.00%	0.55%	to	2.70%	-18.41%	to	-16.60%
December 31, 2017	1,067	$10.84	to	$17.68	$14,123	0.00%	0.55%	to	2.70%	19.51%	to	22.14%
December 31, 2016	1,019	$8.98	to	$14.68	$11,047	0.00%	0.55%	to	2.70%	-2.13%	to	0.03%
December 31, 2015	978	$9.08	to	$14.88	$10,620	0.00%	0.55%	to	2.70%	-9.67%	to	2.47%
December 31, 2014	788	$9.39	to	$15.04	$8,945	0.00%	0.55%	to	2.70%	-9.22%	to	-6.37%

	AST International Growth Portfolio
December 31, 2018	1,476	$10.39	to	$17.56	$19,291	0.00%	0.55%	to	2.55%	-15.50%	to	-13.81%
December 31, 2017	1,388	$12.16	to	$20.65	$21,230	0.00%	0.55%	to	2.55%	32.07%	to	34.68%
December 31, 2016	1,400	$9.09	to	$15.55	$15,906	0.00%	0.55%	to	2.55%	-6.17%	to	-4.31%
December 31, 2015	1,421	$9.57	to	$16.47	$16,885	0.00%	0.55%	to	2.85%	0.21%	to	7.39%
December 31, 2014	1,493	$9.40	to	$16.28	$17,534	0.00%	0.55%	to	2.85%	-8.22%	to	-2.22%

	AST Investment Grade Bond Portfolio
December 31, 2018	50,427	$10.16	to	$16.54	$611,859	0.00%	0.55%	to	2.25%	-2.52%	to	-0.82%
December 31, 2017	6,925	$10.39	to	$16.78	$94,733	0.00%	0.85%	to	2.25%	1.97%	to	3.43%
December 31, 2016	18,562	$10.16	to	$16.27	$239,554	0.00%	0.55%	to	2.25%	1.87%	to	3.63%
December 31, 2015	17,268	$9.94	to	$15.79	$219,367	0.00%	0.85%	to	2.25%	-1.10%	to	0.31%
December 31, 2014	4,188	$10.03	to	$15.79	$55,403	0.00%	0.85%	to	2.25%	4.33%	to	5.82%

	AST Western Asset Core Plus Bond Portfolio
December 31, 2018	9,301	$10.58	to	$13.64	$114,486	0.00%	0.55%	to	2.85%	-5.07%	to	-2.80%
December 31, 2017	5,999	$10.92	to	$14.09	$76,488	0.00%	0.55%	to	2.85%	3.29%	to	5.72%
December 31, 2016	5,382	$10.37	to	$13.39	$65,782	0.00%	0.55%	to	2.85%	2.16%	to	4.57%
December 31, 2015	5,181	$9.94	to	$12.86	$61,122	0.00%	0.55%	to	2.85%	-1.65%	to	0.68%
December 31, 2014	4,880	$10.28	to	$12.83	$57,740	0.00%	0.55%	to	2.85%	3.00%	to	6.61%

	AST Bond Portfolio 2018 (Expired December 31, 2018)
December 31, 2018	—	$10.39	to	$11.32	$—	0.00%	1.90%	to	2.85%	-2.13%	to	-1.17%
December 31, 2017	1,587	$10.62	to	$11.45	$17,666	0.00%	1.90%	to	2.85%	-2.15%	to	-1.20%
December 31, 2016	1,049	$10.85	to	$11.59	$11,811	0.00%	1.90%	to	2.85%	-1.28%	to	-0.32%
December 31, 2015	1,389	$10.99	to	$13.25	$15,819	0.00%	1.90%	to	2.85%	-2.06%	to	-1.07%
December 31, 2014	1,578	$11.22	to	$13.40	$18,217	0.00%	1.90%	to	2.85%	-0.26%	to	0.75%

A98

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2019
December 31, 2018	1,338	$10.60	to	$11.55	$14,971	0.00%	1.90%	to	2.85%	-2.31%	to	-1.36%
December 31, 2017	76	$10.98	to	$11.71	$869	0.00%	1.90%	to	2.70%	-1.95%	to	-1.15%
December 31, 2016	104	$11.20	to	$11.84	$1,210	0.00%	1.90%	to	2.70%	-1.29%	to	-0.48%
December 31, 2015	111	$11.24	to	$13.16	$1,305	0.00%	1.90%	to	2.85%	-1.81%	to	-0.85%
December 31, 2014	95	$11.45	to	$13.30	$1,131	0.00%	1.90%	to	2.85%	1.29%	to	2.28%

	AST Global Real Estate Portfolio
December 31, 2018	476	$10.44	to	$21.49	$6,999	0.00%	0.55%	to	2.85%	-7.44%	to	-5.24%
December 31, 2017	563	$11.05	to	$22.99	$8,894	0.00%	0.55%	to	2.85%	7.73%	to	10.28%
December 31, 2016	557	$10.05	to	$21.14	$8,056	0.00%	0.55%	to	2.85%	-1.97%	to	0.34%
December 31, 2015	571	$10.05	to	$21.36	$8,312	0.00%	0.55%	to	2.85%	-2.94%	to	5.49%
December 31, 2014	606	$10.85	to	$21.79	$9,050	0.00%	0.55%	to	2.85%	7.71%	to	13.30%

	AST Parametric Emerging Markets Equity Portfolio
December 31, 2018	2,114	$8.22	to	$13.89	$19,786	0.00%	0.55%	to	2.85%	-16.51%	to	-14.52%
December 31, 2017	2,536	$9.64	to	$16.48	$28,053	0.00%	0.55%	to	2.85%	22.79%	to	25.68%
December 31, 2016	2,293	$7.70	to	$13.30	$20,397	0.00%	0.55%	to	2.85%	9.17%	to	11.74%
December 31, 2015	2,518	$6.91	to	$12.06	$20,210	0.00%	0.55%	to	2.85%	-19.10%	to	0.59%
December 31, 2014	2,742	$8.37	to	$14.77	$26,823	0.00%	0.55%	to	2.85%	-7.40%	to	-5.21%

	AST Goldman Sachs Small-Cap Value Portfolio
December 31, 2018	1,371	$11.49	to	$26.88	$26,493	0.00%	0.55%	to	2.70%	-16.40%	to	-14.54%
December 31, 2017	1,537	$13.48	to	$31.89	$35,213	0.00%	0.55%	to	2.70%	9.17%	to	11.57%
December 31, 2016	1,476	$12.12	to	$28.98	$30,919	0.00%	0.55%	to	2.70%	20.96%	to	23.63%
December 31, 2015	1,530	$9.84	to	$23.77	$26,257	0.00%	0.55%	to	2.85%	-8.19%	to	2.45%
December 31, 2014	1,619	$10.76	to	$25.64	$30,102	0.00%	0.55%	to	2.70%	4.30%	to	7.79%

	AST RCM World Trends Portfolio
December 31, 2018	27,004	$11.42	to	$16.12	$350,824	0.00%	0.55%	to	2.85%	-10.54%	to	-8.41%
December 31, 2017	30,616	$12.70	to	$17.84	$439,420	0.00%	0.55%	to	2.85%	12.93%	to	15.59%
December 31, 2016	31,176	$11.19	to	$15.65	$391,848	0.00%	0.55%	to	2.85%	1.84%	to	4.24%
December 31, 2015	31,704	$10.93	to	$15.22	$387,734	0.00%	0.55%	to	2.85%	-3.01%	to	-0.72%
December 31, 2014	27,104	$11.21	to	$15.54	$341,955	0.00%	0.55%	to	2.85%	2.14%	to	4.56%

	AST J.P. Morgan Global Thematic Portfolio
December 31, 2018	13,554	$12.47	to	$18.48	$190,855	0.00%	0.55%	to	2.85%	-10.03%	to	-7.88%
December 31, 2017	14,487	$13.66	to	$20.34	$224,714	0.00%	0.55%	to	2.85%	13.63%	to	16.31%
December 31, 2016	13,671	$11.85	to	$17.73	$185,732	0.00%	0.55%	to	2.85%	2.23%	to	4.64%
December 31, 2015	12,956	$11.43	to	$17.18	$172,310	0.00%	0.55%	to	2.85%	-3.87%	to	-1.59%
December 31, 2014	12,870	$11.72	to	$17.70	$177,267	0.00%	0.55%	to	2.85%	3.33%	to	5.78%

	AST Goldman Sachs Multi-Asset Portfolio
December 31, 2018	14,916	$11.08	to	$15.17	$179,187	0.00%	0.55%	to	2.85%	-9.72%	to	-7.57%
December 31, 2017	17,514	$12.10	to	$16.65	$231,540	0.00%	0.55%	to	2.85%	9.09%	to	11.67%
December 31, 2016	14,821	$10.93	to	$15.11	$179,412	0.00%	0.55%	to	2.85%	2.26%	to	4.68%
December 31, 2015	14,934	$10.54	to	$14.64	$175,525	0.00%	0.55%	to	2.85%	-3.73%	to	-1.45%
December 31, 2014	15,715	$10.79	to	$15.06	$190,576	0.00%	0.55%	to	2.85%	1.08%	to	3.47%

	ProFund VP Consumer Services
December 31, 2018	11	$25.39	to	$28.53	$272	0.00%	0.55%	to	1.50%	-0.88%	to	0.06%
December 31, 2017	10	$25.61	to	$28.51	$265	0.00%	0.55%	to	1.50%	16.62%	to	17.72%
December 31, 2016	8	$21.96	to	$21.96	$173	0.00%	1.50%	to	1.50%	2.65%	to	2.65%
December 31, 2015	11	$21.40	to	$21.40	$236	0.00%	1.50%	to	1.50%	3.14%	to	3.14%
December 31, 2014	13	$20.74	to	$20.74	$279	0.00%	0.55%	to	1.50%	10.80%	to	11.84%

	ProFund VP Consumer Goods
December 31, 2018	6	$16.76	to	$16.76	$101	1.22%	1.50%	to	1.50%	-16.07%	to	-16.07%
December 31, 2017	8	$19.22	to	$19.96	$156	0.82%	1.50%	to	1.90%	12.92%	to	13.36%
December 31, 2016	14	$17.02	to	$17.61	$243	1.10%	1.50%	to	1.90%	1.62%	to	2.02%
December 31, 2015	7	$17.26	to	$17.26	$113	1.06%	1.50%	to	1.50%	2.62%	to	2.62%
December 31, 2014	8	$16.82	to	$16.82	$134	0.70%	0.55%	to	1.50%	8.60%	to	9.62%

A99

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Financials
December 31, 2018	26	$10.72	to	$18.98	$311	0.38%	0.55%	to	1.90%	-12.11%	to	-10.92%
December 31, 2017	24	$12.20	to	$21.31	$328	0.34%	0.55%	to	1.90%	15.99%	to	17.54%
December 31, 2016	27	$10.52	to	$18.13	$308	0.36%	0.55%	to	1.90%	13.17%	to	14.69%
December 31, 2015	32	$9.29	to	$15.81	$325	0.34%	0.55%	to	1.90%	-3.33%	to	-2.04%
December 31, 2014	33	$9.87	to	$9.87	$323	0.21%	0.55%	to	2.10%	10.59%	to	12.30%

	ProFund VP Health Care
December 31, 2018	9	$24.11	to	$27.06	$216	0.00%	0.55%	to	1.90%	2.48%	to	3.86%
December 31, 2017	9	$23.53	to	$26.05	$224	0.00%	0.55%	to	1.90%	18.67%	to	20.25%
December 31, 2016	10	$19.83	to	$21.66	$197	0.00%	0.55%	to	1.90%	-5.84%	to	-4.58%
December 31, 2015	16	$21.70	to	$22.70	$358	0.00%	0.55%	to	1.50%	3.47%	to	4.45%
December 31, 2014	17	$20.97	to	$20.97	$347	0.08%	0.55%	to	2.10%	21.16%	to	23.02%

	ProFund VP Industrials
December 31, 2018	27	$15.58	to	$16.25	$432	0.11%	1.50%	to	1.90%	-14.40%	to	-14.06%
December 31, 2017	31	$18.20	to	$18.90	$587	0.20%	1.50%	to	1.90%	20.12%	to	20.59%
December 31, 2016	32	$15.15	to	$15.68	$493	0.17%	1.50%	to	1.90%	15.36%	to	15.81%
December 31, 2015	17	$13.13	to	$13.53	$231	0.10%	1.50%	to	1.90%	-5.22%	to	-4.85%
December 31, 2014	20	$13.86	to	$14.22	$283	0.27%	1.50%	to	1.90%	3.61%	to	4.02%

	ProFund VP Mid-Cap Growth
December 31, 2018	11	$16.63	to	$17.34	$195	0.00%	1.50%	to	1.90%	-13.63%	to	-13.29%
December 31, 2017	15	$19.25	to	$20.00	$309	0.00%	1.50%	to	1.90%	16.11%	to	16.56%
December 31, 2016	18	$16.58	to	$17.16	$304	0.00%	1.50%	to	1.90%	10.78%	to	11.21%
December 31, 2015	6	$15.43	to	$15.43	$91	0.00%	1.50%	to	1.50%	-1.20%	to	-1.20%
December 31, 2014	3	$15.61	to	$15.61	$42	0.00%	0.55%	to	2.10%	3.71%	to	5.31%

	ProFund VP Mid-Cap Value
December 31, 2018	14	$15.04	to	$15.69	$215	0.10%	1.50%	to	1.90%	-14.92%	to	-14.58%
December 31, 2017	12	$17.68	to	$18.37	$229	0.31%	1.50%	to	1.90%	8.55%	to	8.98%
December 31, 2016	15	$16.29	to	$16.85	$245	0.11%	1.50%	to	1.90%	22.03%	to	22.51%
December 31, 2015	1	$13.76	to	$13.76	$17	0.15%	1.50%	to	1.50%	-9.58%	to	-9.58%
December 31, 2014	2	$15.21	to	$15.21	$30	0.12%	1.50%	to	1.50%	8.56%	to	8.56%

	ProFund VP Real Estate
December 31, 2018	9	$12.60	to	$12.60	$118	2.16%	1.50%	to	1.50%	-7.10%	to	-7.10%
December 31, 2017	10	$13.56	to	$13.56	$130	0.98%	1.50%	to	1.50%	6.46%	to	6.46%
December 31, 2016	9	$12.74	to	$12.74	$116	1.77%	1.50%	to	1.50%	4.17%	to	4.17%
December 31, 2015	10	$11.87	to	$17.45	$122	0.65%	0.55%	to	1.90%	-1.55%	to	-0.23%
December 31, 2014	13	$12.05	to	$12.37	$155	1.51%	0.55%	to	1.90%	22.69%	to	24.33%

	ProFund VP Small-Cap Growth
December 31, 2018	9	$18.92	to	$19.73	$174	0.00%	1.50%	to	1.90%	-7.52%	to	-7.15%
December 31, 2017	9	$20.45	to	$21.25	$197	0.00%	1.50%	to	1.90%	10.87%	to	11.30%
December 31, 2016	11	$18.45	to	$19.09	$209	0.00%	1.50%	to	1.90%	18.00%	to	18.46%
December 31, 2015	6	$16.11	to	$16.11	$98	0.00%	1.50%	to	1.50%	-0.32%	to	-0.32%
December 31, 2014	3	$16.17	to	$16.17	$55	0.00%	1.50%	to	1.50%	0.66%	to	0.66%

	ProFund VP Small-Cap Value
December 31, 2018	9	$15.75	to	$16.42	$154	0.00%	1.50%	to	1.90%	-15.82%	to	-15.49%
December 31, 2017	2	$18.71	to	$19.43	$47	0.01%	1.50%	to	1.90%	7.67%	to	8.09%
December 31, 2016	4	$17.38	to	$20.65	$69	0.00%	0.55%	to	1.90%	26.38%	to	28.07%
December 31, 2015	5	$14.17	to	$16.12	$75	0.00%	0.55%	to	1.50%	-9.63%	to	-8.78%
December 31, 2014	1	$15.68	to	$15.68	$15	0.00%	0.55%	to	1.50%	4.25%	to	5.23%

	ProFund VP Telecommunications
December 31, 2018	3	$10.69	to	$10.69	$35	5.90%	1.50%	to	1.50%	-16.37%	to	-16.37%
December 31, 2017	4	$12.78	to	$12.78	$48	4.52%	1.50%	to	1.50%	-3.57%	to	-3.57%
December 31, 2016	5	$13.25	to	$13.25	$61	1.62%	1.50%	to	1.50%	19.86%	to	19.86%
December 31, 2015	7	$11.05	to	$11.05	$79	1.77%	1.50%	to	1.50%	0.02%	to	0.02%
December 31, 2014	9	$11.05	to	$11.05	$102	4.37%	0.55%	to	1.50%	-0.92%	to	0.01%
A100

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Utilities
December 31, 2018	5	$15.03	to	$15.03	$72	2.05%	1.50%	to	1.50%	1.36%	to	1.36%
December 31, 2017	5	$14.27	to	$14.83	$76	2.25%	1.50%	to	1.90%	8.58%	to	9.01%
December 31, 2016	6	$13.15	to	$13.60	$83	1.65%	1.50%	to	1.90%	12.94%	to	13.38%
December 31, 2015	7	$12.00	to	$16.60	$79	2.27%	0.55%	to	1.50%	-7.79%	to	-6.92%
December 31, 2014	9	$13.01	to	$13.01	$115	1.72%	0.55%	to	1.90%	23.54%	to	25.19%

	ProFund VP Large-Cap Growth
December 31, 2018	9	$18.75	to	$19.55	$172	0.00%	1.50%	to	1.90%	-3.70%	to	-3.32%
December 31, 2017	10	$19.47	to	$20.22	$206	0.00%	1.50%	to	1.90%	22.96%	to	23.45%
December 31, 2016	9	$15.83	to	$16.38	$148	0.05%	1.50%	to	1.90%	3.06%	to	3.47%
December 31, 2015	17	$15.83	to	$15.83	$274	0.00%	1.50%	to	1.50%	2.22%	to	2.22%
December 31, 2014	7	$15.49	to	$15.49	$103	0.12%	1.50%	to	2.10%	10.61%	to	11.26%

	ProFund VP Large-Cap Value
December 31, 2018	9	$12.75	to	$13.30	$124	0.86%	1.50%	to	1.90%	-12.30%	to	-11.96%
December 31, 2017	11	$14.54	to	$15.11	$163	1.07%	1.50%	to	1.90%	11.32%	to	11.76%
December 31, 2016	10	$13.06	to	$13.52	$133	1.16%	1.50%	to	1.90%	13.28%	to	13.73%
December 31, 2015	12	$11.88	to	$11.88	$144	0.55%	1.50%	to	1.50%	-6.14%	to	-6.14%
December 31, 2014	3	$12.66	to	$12.66	$40	0.65%	1.50%	to	1.50%	8.84%	to	8.84%

	AST Bond Portfolio 2020
December 31, 2018	128	$10.88	to	$12.00	$1,490	0.00%	1.90%	to	2.85%	-2.58%	to	-1.59%
December 31, 2017	106	$11.05	to	$12.20	$1,255	0.00%	1.90%	to	2.85%	-1.98%	to	-0.99%
December 31, 2016	321	$11.16	to	$12.32	$3,882	0.00%	1.90%	to	2.85%	-0.94%	to	0.06%
December 31, 2015	365	$10.97	to	$12.32	$4,432	0.00%	1.90%	to	2.85%	-1.37%	to	-0.37%
December 31, 2014	282	$11.03	to	$12.37	$3,446	0.00%	1.90%	to	2.85%	3.13%	to	4.14%

	AST Jennison Large-Cap Growth Portfolio
December 31, 2018	1,077	$13.70	to	$26.47	$24,467	0.00%	0.55%	to	2.70%	-4.28%	to	-2.15%
December 31, 2017	1,073	$14.05	to	$27.17	$25,541	0.00%	0.55%	to	2.70%	32.17%	to	35.08%
December 31, 2016	1,031	$10.43	to	$20.20	$18,697	0.00%	0.55%	to	2.70%	-4.12%	to	-2.01%
December 31, 2015	1,078	$10.68	to	$20.71	$20,138	0.00%	0.55%	to	2.70%	7.65%	to	11.41%
December 31, 2014	972	$11.28	to	$18.91	$16,897	0.00%	0.55%	to	2.70%	6.55%	to	13.75%

	AST Bond Portfolio 2017 (Expired January 2, 2018)
December 31, 2018	—	$10.52	to	$10.99	$—	0.00%	1.90%	to	2.45%	-0.07%	to	-0.07%
December 31, 2017	29	$10.19	to	$11.00	$313	0.00%	1.90%	to	2.85%	-2.13%	to	-1.17%
December 31, 2016	1,139	$10.42	to	$11.13	$12,456	0.00%	1.90%	to	2.85%	-1.72%	to	-0.76%
December 31, 2015	1,166	$10.60	to	$11.21	$12,879	0.00%	1.90%	to	2.85%	-2.69%	to	-1.74%
December 31, 2014	991	$10.89	to	$11.41	$11,150	0.00%	1.90%	to	2.85%	-1.46%	to	-0.50%

	AST Bond Portfolio 2021
December 31, 2018	496	$11.52	to	$13.02	$5,938	0.00%	1.75%	to	2.85%	-2.80%	to	-1.66%
December 31, 2017	628	$11.85	to	$13.24	$7,715	0.00%	1.75%	to	2.85%	-1.31%	to	-0.16%
December 31, 2016	892	$12.00	to	$13.27	$11,124	0.00%	1.75%	to	2.85%	-0.87%	to	0.28%
December 31, 2015	1,175	$12.11	to	$13.23	$14,680	0.00%	1.75%	to	2.85%	-1.12%	to	0.03%
December 31, 2014	1,066	$12.25	to	$13.22	$13,414	0.00%	1.75%	to	2.85%	4.61%	to	5.83%

	Wells Fargo VT International Equity Fund (Class 1)
December 31, 2018	3	$15.44	to	$15.44	$39	11.56%	1.75%	to	1.75%	-18.30%	to	-18.30%
December 31, 2017	2	$18.90	to	$18.90	$46	3.04%	1.75%	to	1.75%	22.72%	to	22.72%
December 31, 2016	3	$15.40	to	$15.40	$40	3.17%	1.75%	to	1.75%	1.48%	to	1.48%
December 31, 2015	3	$15.17	to	$15.63	$39	4.26%	1.50%	to	1.75%	0.54%	to	0.78%
December 31, 2014	3	$15.09	to	$15.51	$42	3.01%	1.50%	to	1.75%	-6.93%	to	-6.70%

	Wells Fargo VT Omega Growth Fund (Class 1)
December 31, 2018	105	$3.95	to	$4.11	$414	0.00%	1.50%	to	1.75%	-1.22%	to	-0.98%
December 31, 2017	106	$4.00	to	$4.15	$423	0.24%	1.50%	to	1.75%	32.64%	to	32.96%
December 31, 2016	107	$3.01	to	$3.12	$322	0.00%	1.50%	to	1.75%	-0.96%	to	-0.72%
December 31, 2015	106	$3.04	to	$3.14	$324	0.00%	1.50%	to	1.75%	-0.13%	to	0.12%
December 31, 2014	106	$3.05	to	$3.14	$324	0.00%	1.50%	to	1.75%	2.30%	to	2.55%

A101

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2022
December 31, 2018	429	$10.80	to	$11.67	$4,816	0.00%	1.90%	to	2.85%	-3.01%	to	-2.05%
December 31, 2017	617	$11.13	to	$11.92	$7,200	0.00%	1.90%	to	2.85%	-1.32%	to	-0.36%
December 31, 2016	721	$11.28	to	$11.96	$8,478	0.00%	1.90%	to	2.85%	-1.07%	to	-0.10%
December 31, 2015	924	$11.40	to	$12.35	$10,940	0.00%	1.30%	to	2.85%	-0.81%	to	0.79%
December 31, 2014	815	$11.50	to	$12.26	$9,669	0.00%	1.30%	to	2.85%	7.22%	to	8.95%

	AST Quantitative Modeling Portfolio
December 31, 2018	3,832	$11.57	to	$14.97	$52,994	0.00%	0.55%	to	2.40%	-8.73%	to	-7.04%
December 31, 2017	2,824	$12.49	to	$16.10	$42,014	0.00%	0.55%	to	2.40%	15.43%	to	17.54%
December 31, 2016	1,960	$10.66	to	$13.70	$24,699	0.00%	0.55%	to	2.40%	3.84%	to	5.74%
December 31, 2015	1,494	$10.11	to	$12.96	$17,788	0.00%	0.55%	to	2.40%	-2.20%	to	4.38%
December 31, 2014	471	$10.55	to	$13.01	$5,511	0.00%	0.55%	to	2.15%	4.26%	to	5.92%

	AST BlackRock Global Strategies Portfolio
December 31, 2018	11,402	$11.00	to	$12.79	$133,698	0.00%	0.55%	to	2.55%	-7.65%	to	-5.80%
December 31, 2017	12,231	$11.91	to	$13.58	$153,792	0.00%	0.55%	to	2.55%	9.82%	to	11.99%
December 31, 2016	11,986	$10.85	to	$12.13	$136,040	0.00%	0.55%	to	2.55%	4.31%	to	6.37%
December 31, 2015	12,009	$10.40	to	$11.40	$129,616	0.00%	0.55%	to	2.55%	-5.41%	to	-3.53%
December 31, 2014	11,411	$11.00	to	$11.82	$129,184	0.00%	0.55%	to	2.55%	2.29%	to	4.32%

	Wells Fargo VT Opportunity Fund (Class 1)
December 31, 2018	6	$19.55	to	$19.91	$127	0.43%	1.50%	to	1.75%	-8.54%	to	-8.31%
December 31, 2017	8	$21.38	to	$21.71	$171	0.87%	1.50%	to	1.75%	18.65%	to	18.95%
December 31, 2016	9	$18.01	to	$18.25	$168	2.27%	1.50%	to	1.75%	10.59%	to	10.86%
December 31, 2015	10	$16.29	to	$16.46	$163	0.40%	1.50%	to	1.75%	-4.52%	to	-4.28%
December 31, 2014	10	$17.06	to	$17.20	$179	0.30%	1.50%	to	1.75%	8.80%	to	9.07%

	AST Prudential Core Bond Portfolio
December 31, 2018	2,551	$10.03	to	$11.74	$28,280	0.00%	0.55%	to	2.70%	-3.51%	to	-1.36%
December 31, 2017	2,337	$10.40	to	$11.90	$26,414	0.00%	0.55%	to	2.70%	2.82%	to	5.09%
December 31, 2016	1,830	$10.11	to	$11.32	$19,811	0.00%	0.55%	to	2.70%	1.40%	to	3.64%
December 31, 2015	1,336	$9.84	to	$10.92	$14,106	0.00%	0.55%	to	2.70%	-2.96%	to	-0.82%
December 31, 2014	1,020	$10.12	to	$11.01	$10,901	0.00%	0.55%	to	2.70%	2.75%	to	5.48%

	AST Bond Portfolio 2023
December 31, 2018	110	$9.53	to	$10.39	$1,090	0.00%	1.30%	to	2.55%	-2.76%	to	-1.55%
December 31, 2017	131	$9.80	to	$10.55	$1,333	0.00%	1.30%	to	2.55%	-0.83%	to	0.39%
December 31, 2016	181	$9.88	to	$10.51	$1,835	0.00%	1.30%	to	2.55%	-0.62%	to	0.61%
December 31, 2015	97	$9.80	to	$10.45	$982	0.00%	1.30%	to	2.85%	-0.22%	to	1.39%
December 31, 2014	1,493	$9.82	to	$10.30	$14,973	0.00%	1.30%	to	2.85%	9.41%	to	11.17%

	AST New Discovery Asset Allocation Portfolio
December 31, 2018	4,069	$11.85	to	$13.85	$51,311	0.00%	0.55%	to	2.85%	-10.90%	to	-8.78%
December 31, 2017	4,641	$13.30	to	$15.18	$64,866	0.00%	0.55%	to	2.85%	13.18%	to	15.85%
December 31, 2016	4,533	$11.72	to	$13.11	$55,405	0.00%	0.55%	to	2.85%	1.36%	to	3.75%
December 31, 2015	4,408	$11.40	to	$12.63	$52,607	0.00%	0.55%	to	2.85%	-4.06%	to	-1.78%
December 31, 2014	4,050	$11.71	to	$12.86	$49,993	0.00%	0.55%	to	2.85%	2.14%	to	4.56%

	AST Western Asset Emerging Markets Debt Portfolio
December 31, 2018	72	$9.21	to	$10.99	$728	0.00%	0.55%	to	1.95%	-8.50%	to	-7.18%
December 31, 2017	68	$10.06	to	$11.86	$749	0.00%	0.55%	to	1.95%	7.18%	to	8.70%
December 31, 2016	43	$9.39	to	$10.93	$435	0.00%	0.55%	to	1.95%	8.45%	to	10.00%
December 31, 2015	36	$8.65	to	$9.95	$326	0.00%	0.55%	to	1.95%	-4.97%	to	0.60%
December 31, 2014	25	$9.11	to	$9.70	$234	0.00%	0.55%	to	1.95%	-2.95%	to	0.80%

	AST MFS Large-Cap Value Portfolio
December 31, 2018	893	$11.87	to	$17.44	$14,199	0.00%	0.55%	to	2.85%	-12.73%	to	-10.65%
December 31, 2017	972	$13.33	to	$19.51	$17,578	0.00%	0.55%	to	2.85%	14.01%	to	16.70%
December 31, 2016	926	$11.45	to	$16.72	$14,586	0.00%	0.55%	to	2.85%	10.22%	to	12.82%
December 31, 2015	571	$10.18	to	$14.82	$8,033	0.00%	0.55%	to	2.85%	-3.55%	to	6.06%
December 31, 2014	126	$10.95	to	$15.01	$1,827	0.00%	0.55%	to	2.30%	7.68%	to	9.61%

A102

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Bond Portfolio 2024
December 31, 2018	434	$9.32	to	$10.00	$4,129	0.00%	1.30%	to	2.45%	-3.09%	to	-1.93%
December 31, 2017	432	$9.61	to	$10.20	$4,241	0.00%	1.30%	to	2.45%	-0.80%	to	0.38%
December 31, 2016	39	$9.69	to	$10.16	$387	0.00%	1.30%	to	2.45%	-0.58%	to	0.60%
December 31, 2015	71	$9.63	to	$10.10	$704	0.00%	1.30%	to	2.85%	-0.09%	to	1.52%
December 31, 2014	966	$9.64	to	$9.95	$9,468	0.00%	1.30%	to	2.85%	11.33%	to	13.12%

	AST AQR Emerging Markets Equity Portfolio
December 31, 2018	231	$9.29	to	$11.98	$2,366	0.00%	0.55%	to	1.90%	-20.50%	to	-19.40%
December 31, 2017	193	$11.68	to	$14.89	$2,447	0.00%	0.55%	to	1.90%	32.39%	to	34.21%
December 31, 2016	66	$8.82	to	$11.12	$635	0.00%	0.55%	to	1.90%	11.22%	to	12.74%
December 31, 2015	31	$7.93	to	$8.27	$251	0.00%	0.55%	to	1.90%	-17.13%	to	-15.99%
December 31, 2014	15	$9.57	to	$9.85	$150	0.00%	0.55%	to	1.90%	-4.97%	to	-2.14%

	AST ClearBridge Dividend Growth Portfolio
December 31, 2018	770	$13.08	to	$16.26	$11,691	0.00%	0.55%	to	2.85%	-7.49%	to	-5.29%
December 31, 2017	931	$13.85	to	$17.16	$15,029	0.00%	0.55%	to	2.85%	15.04%	to	17.75%
December 31, 2016	1,026	$11.80	to	$14.58	$14,260	0.00%	0.55%	to	2.85%	11.63%	to	14.26%
December 31, 2015	440	$10.36	to	$12.76	$5,391	0.00%	0.55%	to	2.70%	-6.18%	to	7.54%
December 31, 2014	411	$11.06	to	$13.30	$5,342	0.00%	0.55%	to	2.70%	9.84%	to	12.98%

	AST Multi-Sector Fixed Income Portfolio
December 31, 2018	137,940	$10.41	to	$10.92	$1,436,314	0.00%	1.10%	to	1.90%	-7.40%	to	-6.64%
December 31, 2017	113,950	$11.24	to	$11.70	$1,281,280	0.00%	1.10%	to	1.90%	6.66%	to	7.53%
December 31, 2016	96,517	$10.54	to	$10.88	$1,017,452	0.00%	1.10%	to	1.90%	6.86%	to	7.73%
December 31, 2015	60,419	$9.86	to	$10.10	$596,025	0.00%	1.10%	to	1.90%	-4.91%	to	-4.14%
December 31, 2014	34,124	$10.37	to	$10.53	$354,014	0.00%	1.10%	to	1.90%	9.06%	to	9.95%

	AST AQR Large-Cap Portfolio
December 31, 2018	115	$12.48	to	$16.31	$1,755	0.00%	0.55%	to	1.95%	-9.94%	to	-8.64%
December 31, 2017	86	$13.70	to	$17.85	$1,466	0.00%	0.55%	to	1.95%	19.76%	to	21.46%
December 31, 2016	64	$11.32	to	$14.70	$907	0.00%	0.55%	to	1.90%	8.60%	to	10.09%
December 31, 2015	27	$10.32	to	$13.35	$355	0.00%	0.55%	to	1.90%	-0.21%	to	7.26%
December 31, 2014	35	$11.16	to	$13.20	$456	0.00%	0.55%	to	1.85%	11.08%	to	12.55%

	AST QMA Large-Cap Portfolio
December 31, 2018	75	$12.76	to	$16.74	$1,197	0.00%	0.55%	to	1.95%	-8.97%	to	-7.66%
December 31, 2017	63	$13.85	to	$18.13	$1,090	0.00%	0.55%	to	1.95%	19.05%	to	20.74%
December 31, 2016	48	$11.49	to	$15.01	$698	0.00%	0.55%	to	1.95%	8.70%	to	10.25%
December 31, 2015	24	$10.44	to	$13.62	$311	0.00%	0.55%	to	1.90%	-0.39%	to	8.62%
December 31, 2014	13	$11.17	to	$13.48	$170	0.00%	0.55%	to	1.50%	11.23%	to	14.61%

	AST Bond Portfolio 2025 (Available January 2, 2014)
December 31, 2018	227	$10.52	to	$11.05	$2,469	0.00%	1.90%	to	2.85%	-3.58%	to	-2.63%
December 31, 2017	28	$10.91	to	$11.16	$303	0.00%	2.30%	to	2.85%	-1.07%	to	-0.51%
December 31, 2016	44	$11.03	to	$11.57	$484	0.00%	1.30%	to	2.85%	-0.44%	to	1.16%
December 31, 2015	2,806	$11.08	to	$11.44	$31,560	0.00%	1.30%	to	2.85%	-0.91%	to	0.69%
December 31, 2014	288	$11.20	to	$11.36	$3,246	0.00%	1.30%	to	2.70%	11.99%	to	13.62%

	AST T. Rowe Price Growth Opportunities Portfolio (Available February 10, 2014)
December 31, 2018	10,900	$11.53	to	$12.36	$128,786	0.00%	0.55%	to	1.95%	-9.45%	to	-8.15%
December 31, 2017	8,173	$12.74	to	$13.46	$105,998	0.00%	0.55%	to	1.95%	18.06%	to	19.74%
December 31, 2016	5,808	$10.79	to	$11.24	$63,454	0.00%	0.55%	to	1.95%	3.40%	to	4.87%
December 31, 2015	3,680	$10.43	to	$10.72	$38,695	0.00%	0.55%	to	1.95%	-0.48%	to	0.94%
December 31, 2014	1,715	$10.48	to	$10.62	$18,044	0.00%	0.55%	to	1.95%	4.85%	to	6.18%

	AST Goldman Sachs Global Growth Allocation Portfolio (Available April 28, 2014)
December 31, 2018	369	$10.94	to	$11.09	$4,089	0.00%	0.55%	to	0.86%	-10.25%	to	-9.97%
December 31, 2017	345	$12.19	to	$12.32	$4,243	0.00%	0.55%	to	0.86%	15.71%	to	16.07%
December 31, 2016	310	$10.53	to	$10.62	$3,290	0.00%	0.55%	to	0.86%	4.79%	to	5.11%
December 31, 2015	276	$10.05	to	$10.12	$2,782	0.00%	0.55%	to	0.83%	-1.79%	to	4.89%
December 31, 2014	82	$10.23	to	$10.25	$837	0.00%	0.55%	to	0.83%	2.32%	to	2.52%

A103

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Diversified Real Growth Portfolio (Available April 28, 2014)
December 31, 2018	563	$11.60	to	$12.10	$6,668	0.00%	0.55%	to	0.86%	-7.91%	to	-7.62%
December 31, 2017	528	$12.60	to	$13.14	$6,781	0.00%	0.55%	to	0.86%	17.65%	to	18.02%
December 31, 2016	503	$10.71	to	$11.16	$5,491	0.00%	0.55%	to	0.86%	6.40%	to	11.77%
December 31, 2015	430	$10.07	to	$10.28	$4,400	0.00%	0.55%	to	0.86%	-1.02%	to	3.84%
December 31, 2014	159	$10.34	to	$10.36	$1,649	0.00%	0.55%	to	0.83%	3.41%	to	3.61%

	AST Prudential Flexible Multi-Strategy Portfolio (Available April 28, 2014)
December 31, 2018	1,077	$11.40	to	$12.12	$12,900	0.00%	0.55%	to	0.86%	-7.34%	to	-7.05%
December 31, 2017	922	$12.30	to	$13.04	$11,889	0.00%	0.55%	to	0.86%	15.96%	to	16.32%
December 31, 2016	761	$10.61	to	$11.21	$8,453	0.00%	0.55%	to	0.86%	6.54%	to	6.87%
December 31, 2015	540	$9.96	to	$10.49	$5,627	0.00%	0.55%	to	0.86%	-0.83%	to	1.37%
December 31, 2014	104	$10.53	to	$10.55	$1,101	0.00%	0.55%	to	0.83%	5.30%	to	5.51%

	AST BlackRock Multi-Asset Income Portfolio (Available April 28, 2014) (Expired April 27, 2018)
December 31, 2018	—	$10.41	to	$11.18	$—	0.00%	0.55%	to	0.86%	-1.22%	to	-1.12%
December 31, 2017	633	$10.54	to	$11.32	$6,791	0.00%	0.55%	to	0.86%	5.04%	to	5.36%
December 31, 2016	576	$10.03	to	$10.47	$5,863	0.00%	0.55%	to	0.86%	5.96%	to	6.29%
December 31, 2015	494	$9.47	to	$9.87	$4,724	0.00%	0.55%	to	0.86%	-4.89%	to	0.26%
December 31, 2014	100	$9.95	to	$9.97	$995	0.00%	0.55%	to	0.83%	-0.46%	to	-0.27%

	AST Franklin Templeton K2 Global Absolute Return Portfolio (Available April 28, 2014)
December 31, 2018	297	$9.44	to	$10.13	$2,845	0.00%	0.55%	to	0.86%	-6.25%	to	-5.96%
December 31, 2017	299	$10.05	to	$10.79	$3,041	0.00%	0.55%	to	0.86%	6.59%	to	6.92%
December 31, 2016	284	$9.42	to	$10.11	$2,702	0.00%	0.55%	to	0.86%	1.47%	to	1.79%
December 31, 2015	183	$9.26	to	$9.95	$1,707	0.00%	0.55%	to	0.73%	-4.35%	to	0.93%
December 31, 2014	44	$9.68	to	$9.69	$430	0.00%	0.55%	to	0.68%	-3.15%	to	-3.06%

	AST Managed Equity Portfolio (Available April 28, 2014)
December 31, 2018	269	$11.23	to	$11.39	$3,054	0.00%	0.55%	to	0.86%	-12.87%	to	-12.59%
December 31, 2017	273	$12.89	to	$13.03	$3,559	0.00%	0.55%	to	0.86%	23.12%	to	23.50%
December 31, 2016	213	$10.47	to	$10.55	$2,245	0.00%	0.55%	to	0.86%	4.30%	to	4.63%
December 31, 2015	135	$10.04	to	$10.09	$1,362	0.00%	0.55%	to	0.73%	-2.12%	to	4.46%
December 31, 2014	27	$10.28	to	$10.29	$274	0.00%	0.55%	to	0.68%	2.82%	to	2.92%

	AST Managed Fixed Income Portfolio (Available April 28, 2014)
December 31, 2018	581	$10.17	to	$10.30	$5,966	0.00%	0.55%	to	0.86%	-1.70%	to	-1.39%
December 31, 2017	519	$10.34	to	$10.45	$5,409	0.00%	0.55%	to	0.86%	3.01%	to	3.33%
December 31, 2016	444	$10.03	to	$10.12	$4,487	0.00%	0.55%	to	0.86%	2.64%	to	2.96%
December 31, 2015	264	$9.77	to	$9.84	$2,594	0.00%	0.55%	to	0.86%	-2.41%	to	-1.06%
December 31, 2014	123	$10.01	to	$10.03	$1,230	0.00%	0.55%	to	0.83%	0.13%	to	0.33%

	AST FQ Absolute Return Currency Portfolio (Available April 28, 2014)
December 31, 2018	51	$9.40	to	$10.40	$486	0.00%	0.55%	to	0.86%	-6.28%	to	-5.98%
December 31, 2017	52	$10.01	to	$11.08	$529	0.00%	0.55%	to	0.86%	-3.86%	to	-3.56%
December 31, 2016	43	$10.39	to	$11.51	$454	0.00%	0.55%	to	0.86%	14.14%	to	14.49%
December 31, 2015	17	$9.08	to	$10.07	$155	0.00%	0.55%	to	0.86%	-6.38%	to	-3.25%
December 31, 2014	4	$9.70	to	$9.71	$40	0.00%	0.55%	to	0.68%	-2.95%	to	-2.86%

	AST Jennison Global Infrastructure Portfolio (Available April 28, 2014)
December 31, 2018	153	$10.66	to	$10.73	$1,645	0.00%	0.55%	to	0.86%	-9.35%	to	-9.06%
December 31, 2017	143	$11.74	to	$11.81	$1,683	0.00%	0.55%	to	0.73%	17.99%	to	18.20%
December 31, 2016	106	$9.95	to	$10.01	$1,054	0.00%	0.55%	to	0.73%	7.32%	to	7.52%
December 31, 2015	54	$9.26	to	$9.28	$505	0.00%	0.55%	to	0.68%	-10.95%	to	-10.83%
December 31, 2014	7	$10.40	to	$10.41	$68	0.00%	0.55%	to	0.68%	4.02%	to	4.11%

	AST PIMCO Dynamic Bond Portfolio (Available April 28, 2014)
December 31, 2018	115	$9.29	to	$9.69	$1,085	0.00%	0.55%	to	0.86%	-1.17%	to	-0.86%
December 31, 2017	83	$9.38	to	$9.79	$788	0.00%	0.55%	to	0.86%	-1.16%	to	-0.86%
December 31, 2016	64	$9.47	to	$9.89	$619	0.00%	0.55%	to	0.86%	0.18%	to	0.49%
December 31, 2015	20	$9.44	to	$9.86	$185	0.00%	0.55%	to	0.73%	-2.92%	to	-0.98%
December 31, 2014	9	$9.72	to	$9.73	$91	0.00%	0.55%	to	0.68%	-2.75%	to	-2.66%

A104

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Legg Mason Diversified Growth Portfolio (Available November 24, 2014)
December 31, 2018	3,258	$10.66	to	$11.30	$35,438	0.00%	0.55%	to	1.95%	-8.01%	to	-6.69%
December 31, 2017	3,031	$11.59	to	$12.00	$35,642	0.00%	0.85%	to	1.95%	12.38%	to	13.63%
December 31, 2016	1,809	$10.31	to	$10.63	$18,833	0.00%	0.55%	to	1.95%	6.80%	to	8.32%
December 31, 2015	789	$9.66	to	$9.78	$7,654	0.00%	0.85%	to	1.95%	-2.84%	to	-1.75%
December 31, 2014	5	$9.94	to	$9.94	$49	0.00%	1.45%	to	1.45%	-0.55%	to	-0.55%

	AST Bond Portfolio 2026 (Available January 2, 2015)
December 31, 2018	1,788	$9.33	to	$9.94	$17,164	0.00%	1.30%	to	2.85%	-3.88%	to	-2.32%
December 31, 2017	1,676	$9.70	to	$10.18	$16,629	0.00%	1.30%	to	2.85%	-0.49%	to	1.11%
December 31, 2016	2,384	$9.75	to	$10.07	$23,603	0.00%	1.30%	to	2.85%	-0.83%	to	0.77%
December 31, 2015	382	$9.83	to	$9.99	$3,786	0.00%	1.30%	to	2.85%	-1.68%	to	-0.10%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST AB Global Bond Portfolio (Available July 13, 2015)
December 31, 2018	171	$10.46	to	$10.70	$1,821	0.00%	0.55%	to	0.86%	-0.50%	to	-0.19%
December 31, 2017	149	$10.51	to	$10.72	$1,596	0.00%	0.55%	to	0.86%	1.67%	to	1.98%
December 31, 2016	120	$10.34	to	$10.51	$1,261	0.00%	0.55%	to	0.86%	4.26%	to	4.58%
December 31, 2015	30	$9.92	to	$10.05	$298	0.00%	0.55%	to	0.86%	-0.90%	to	0.54%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Goldman Sachs Global Income Portfolio (Available July 13, 2015)
December 31, 2018	49	$10.25	to	$10.48	$506	0.00%	0.55%	to	0.86%	-1.14%	to	-0.83%
December 31, 2017	47	$10.37	to	$10.57	$495	0.00%	0.55%	to	0.86%	1.22%	to	1.54%
December 31, 2016	21	$10.24	to	$10.41	$214	0.00%	0.55%	to	0.86%	2.56%	to	2.88%
December 31, 2015	4	$10.11	to	$10.11	$40	0.00%	0.55%	to	0.55%	1.14%	to	1.14%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Morgan Stanley Multi-Asset Portfolio (Available July 13, 2015)
December 31, 2018	40	$8.93	to	$9.02	$363	0.00%	0.55%	to	0.86%	-1.51%	to	-1.20%
December 31, 2017	20	$9.05	to	$9.14	$185	0.00%	0.55%	to	0.86%	-0.86%	to	-0.55%
December 31, 2016	16	$9.11	to	$9.19	$148	0.00%	0.55%	to	0.86%	-3.58%	to	-3.28%
December 31, 2015	3	$9.44	to	$9.44	$26	0.00%	0.55%	to	0.55%	-5.64%	to	-5.64%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Wellington Management Global Bond Portfolio (Available July 13, 2015)
December 31, 2018	65	$10.47	to	$10.81	$697	0.00%	0.55%	to	0.86%	2.58%	to	2.90%
December 31, 2017	44	$10.28	to	$10.51	$456	0.00%	0.55%	to	0.86%	1.53%	to	1.84%
December 31, 2016	32	$10.13	to	$10.32	$329	0.00%	0.55%	to	0.86%	1.79%	to	2.10%
December 31, 2015	19	$10.10	to	$10.10	$194	0.00%	0.55%	to	0.68%	0.98%	to	1.04%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Neuberger Berman Long/Short Portfolio (Available July 13, 2015)
December 31, 2018	175	$10.19	to	$10.49	$1,804	0.00%	0.55%	to	0.86%	-7.60%	to	-7.31%
December 31, 2017	89	$11.00	to	$11.34	$995	0.00%	0.55%	to	0.86%	12.18%	to	12.52%
December 31, 2016	70	$9.79	to	$10.09	$701	0.00%	0.55%	to	0.86%	2.46%	to	2.78%
December 31, 2015	16	$9.54	to	$9.84	$157	0.00%	0.55%	to	0.73%	-4.61%	to	-0.05%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Wellington Management Real Total Return Portfolio (Available July 13, 2015)
December 31, 2018	43	$8.48	to	$8.78	$367	0.00%	0.55%	to	0.86%	-6.57%	to	-6.28%
December 31, 2017	31	$9.06	to	$9.38	$285	0.00%	0.55%	to	0.86%	0.56%	to	0.88%
December 31, 2016	28	$8.99	to	$9.32	$257	0.00%	0.55%	to	0.86%	-4.44%	to	-4.14%
December 31, 2015	7	$9.39	to	$9.40	$66	0.00%	0.55%	to	0.68%	-6.10%	to	-6.04%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST QMA International Core Equity Portfolio (Available July 13, 2015)
December 31, 2018	90	$9.66	to	$10.32	$886	0.00%	0.55%	to	0.86%	-16.16%	to	-15.89%
December 31, 2017	66	$11.50	to	$12.29	$779	0.00%	0.55%	to	0.86%	23.52%	to	23.90%
December 31, 2016	29	$9.29	to	$9.94	$278	0.00%	0.55%	to	0.86%	-0.27%	to	0.04%
December 31, 2015	6	$9.31	to	$9.31	$57	0.00%	0.55%	to	0.55%	-7.60%	to	-7.60%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A105

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Managed Alternatives Portfolio (Available July 13, 2015)
December 31, 2018	203	$9.45	to	$9.58	$1,933	0.00%	0.55%	to	0.73%	-4.10%	to	-3.93%
December 31, 2017	164	$9.85	to	$9.99	$1,619	0.00%	0.55%	to	0.86%	1.68%	to	1.99%
December 31, 2016	107	$9.67	to	$9.81	$1,040	0.00%	0.55%	to	0.86%	0.06%	to	0.38%
December 31, 2015	57	$9.65	to	$9.79	$555	0.00%	0.55%	to	0.86%	-3.51%	to	-1.88%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Emerging Managers Diversified Portfolio (Available July 13, 2015)
December 31, 2018	73	$10.57	to	$10.84	$777	0.00%	0.55%	to	0.73%	-7.12%	to	-6.95%
December 31, 2017	82	$11.35	to	$11.68	$936	0.00%	0.55%	to	0.73%	13.47%	to	13.67%
December 31, 2016	40	$9.99	to	$10.29	$400	0.00%	0.55%	to	0.73%	2.74%	to	2.93%
December 31, 2015	12	$9.70	to	$10.01	$116	0.00%	0.55%	to	0.73%	-2.95%	to	2.05%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Columbia Adaptive Risk Allocation Portfolio (Available July 13, 2015)
December 31, 2018	134	$11.16	to	$11.45	$1,506	0.00%	0.55%	to	0.86%	-5.73%	to	-5.43%
December 31, 2017	112	$11.82	to	$12.13	$1,333	0.00%	0.55%	to	0.86%	12.74%	to	13.09%
December 31, 2016	83	$10.46	to	$10.74	$868	0.00%	0.55%	to	0.86%	8.71%	to	9.05%
December 31, 2015	39	$9.61	to	$9.87	$383	0.00%	0.55%	to	0.73%	-3.85%	to	0.79%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	Blackrock Global Allocation V.I. Fund (Class III) (Available August 24, 2015)
December 31, 2018	495	$10.59	to	$10.70	$5,280	0.84%	0.55%	to	0.86%	-8.38%	to	-8.09%
December 31, 2017	336	$11.55	to	$11.64	$3,900	1.35%	0.55%	to	0.86%	12.73%	to	13.08%
December 31, 2016	308	$10.25	to	$10.29	$3,165	1.57%	0.55%	to	0.86%	2.92%	to	3.24%
December 31, 2015	143	$9.96	to	$9.97	$1,424	1.44%	0.55%	to	0.86%	1.58%	to	1.70%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (Available August 24, 2015)
December 31, 2018	195	$10.97	to	$11.08	$2,159	0.00%	0.55%	to	0.86%	-5.74%	to	-5.44%
December 31, 2017	123	$11.64	to	$11.72	$1,434	3.85%	0.55%	to	0.86%	10.75%	to	11.09%
December 31, 2016	106	$10.51	to	$10.55	$1,115	3.99%	0.55%	to	0.86%	5.29%	to	5.62%
December 31, 2015	54	$9.98	to	$9.99	$534	5.36%	0.55%	to	0.73%	2.00%	to	2.07%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2027 (Available January 4, 2016)
December 31, 2018	1,345	$9.35	to	$9.81	$12,857	0.00%	1.30%	to	2.85%	-4.09%	to	-2.53%
December 31, 2017	1,311	$9.75	to	$10.07	$12,983	0.00%	1.30%	to	2.85%	-0.23%	to	1.37%
December 31, 2016	2,001	$9.77	to	$9.93	$19,710	0.00%	1.30%	to	2.85%	-2.26%	to	-0.69%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	NVIT Emerging Markets Fund (Class D) (Available August 5, 2016)
December 31, 2018	35	$10.91	to	$11.00	$378	0.35%	1.40%	to	1.75%	-19.13%	to	-18.85%
December 31, 2017	34	$13.49	to	$13.55	$462	0.89%	1.40%	to	1.75%	38.68%	to	39.15%
December 31, 2016	46	$9.73	to	$9.74	$445	0.80%	1.40%	to	1.75%	-3.95%	to	-3.81%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2028 (Available January 3, 2017)
December 31, 2018	510	$9.52	to	$9.72	$4,901	0.00%	1.50%	to	2.45%	-4.47%	to	-3.51%
December 31, 2017	5	$9.97	to	$9.97	$46	0.00%	2.45%	to	2.45%	-0.30%	to	-0.30%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Bond Portfolio 2029 (Available January 2, 2018)
December 31, 2018	16	$9.60	to	$9.65	$150	0.00%	1.90%	to	2.45%	-4.02%	to	-3.48%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A106

Note 7:	Financial Highlights (Continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST American Funds Growth Allocation Portfolio (Available April 30, 2018)
December 31, 2018	2,482	$9.42	to	$9.51	$23,479	0.00%	0.55%	to	1.95%	-5.28%	to	-4.38%
December 31, 2017	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2016	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2015	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2014	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total returns for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2018 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Note 8:	Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

A.	Mortality and Expense Risk Charges

The mortality and expense risk charges are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the Contracts may exceed related charges by Pruco Life of New Jersey. The daily mortality and expense risk charges are assessed through the reduction in unit values.

B.	Administration Charge

The administration charge is applied daily against the net assets of each subaccount. Administration charges include costs associated with issuing the Contracts, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

The following are the base and maximum combined mortality and expense risk, and administration charges of the respective Contracts.

A107

Note 8:	Charges and Expenses (Continued)

Products	Base	Maximum
Discovery Choice	1.35%	1.65%
Discovery Select	1.40%	1.40%
Prudential Defined Income Annuity	1.10%	1.90%
Prudential Premier Advisor Variable Annuity Series	0.55%	1.55%
Prudential Premier Investment Variable Annuity B Series	0.55%	0.73%
Prudential Premier Investment Variable Annuity C Series	0.68%	0.86%
Prudential Premier Retirement Variable Annuity	0.85%	0.85%
Prudential Premier Retirement Variable Annuity B Series	1.30%	2.30%
Prudential Premier Retirement Variable Annuity C Series	1.30%	2.75%
Prudential Premier Retirement Variable Annuity L Series	1.30%	2.70%
Prudential Premier Retirement Variable Annuity X Series	1.30%	2.85%
Prudential Premier Variable Annuity B Series	1.15%	2.15%
Prudential Premier Variable Annuity Bb Series	0.95%	1.95%
Prudential Premier Variable Annuity L Series	1.50%	2.50%
Prudential Premier Variable Annuity X Series	1.55%	2.55%
Strategic Partners Advisor	1.40%	2.25%
Strategic Partners FlexElite	1.60%	2.45%
Strategic Partners FlexElite 2	1.65%	2.50%
Strategic Partners Plus	1.40%	2.40%
Strategic Partners Plus 3	1.40%	2.35%
Strategic Partners Select	1.52%	1.52%
Strategic Partners Variable Annuity One	1.40%	2.40%
Strategic Partners Variable Annuity One 3	1.40%	2.35%

C.	Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the Contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

D.	Other Related Charges

For Highest Daily Lifetime Income v3.0, Spousal Highest Daily Lifetime Income v3.0, Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v3.0 with Highest Annual Death Benefit, Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the optional benefit fee is a percentage of the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Annual Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Annual Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven Plus, and Spousal Highest Daily Lifetime Seven Plus with Beneficiary

A108

Note 8:	Charges and Expenses (Continued)

Income Option, the optional benefit fee is assessed against the greater of the unadjusted account value or the protected withdrawal value and is deducted pro rata from the subaccounts on a quarterly basis.

An annual maintenance fee is charged if purchase payments or account value is less than a stated amount (varies by product).

A quarterly premium-based charge is applicable to certain products, which ranges from 0.15% to 0.84% annualized.

Note 9:	Other

Accumulation units—this is the basic valuation unit used to calculate the contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments—represent contract owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

Annuity payments-represent a transfer to the general account at the time of contract annuitization to establish the fixed payout account from which future annuity payments are distributed under the terms of the Contracts.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account and market value adjustment account.

Miscellaneous transactions—amount represents primarily timing related adjustments to contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges—are various Contract level charges as described in Charges and Expenses in Note 8, which are assessed through the redemptions of units.

A109

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Pruco Life Insurance Company of New Jersey and
the Contract Owners of Pruco Life of New Jersey Flexible Premium Variable Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Prudential Government Money Market Portfolio (1)	AST Goldman Sachs Multi-Asset Portfolio (1)
Prudential Diversified Bond Portfolio (1)	ProFund VP Consumer Services (1)
Prudential Equity Portfolio (Class I) (1)	ProFund VP Consumer Goods (1)
Prudential Value Portfolio (Class I) (1)	ProFund VP Financials (1)
Prudential High Yield Bond Portfolio (1)	ProFund VP Health Care (1)
Prudential Stock Index Portfolio (1)	ProFund VP Industrials (1)
Prudential Global Portfolio (1)	ProFund VP Mid-Cap Growth (1)
Prudential Jennison Portfolio (Class I) (1)	ProFund VP Mid-Cap Value (1)
Prudential Small Capitalization Stock Portfolio (1)	ProFund VP Real Estate (1)
T. Rowe Price International Stock Portfolio (1)	ProFund VP Small-Cap Growth (1)
T. Rowe Price Equity Income Portfolio (Equity Income Class) (1)	ProFund VP Small-Cap Value (1)
Invesco V.I. Core Equity Fund (Series I) (1)	ProFund VP Telecommunications (1)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	ProFund VP Utilities (1)
Janus Henderson VIT Overseas Portfolio (Institutional Shares) (1)	ProFund VP Large-Cap Growth (1)
MFS® Research Series (Initial Class) (1)	ProFund VP Large-Cap Value (1)
MFS® Growth Series (Initial Class) (1)	AST Bond Portfolio 2020 (1)
American Century VP Value Fund (Class I) (1)	AST Jennison Large-Cap Growth Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST Bond Portfolio 2017 (3)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	AST Bond Portfolio 2021 (1)
Davis Value Portfolio (1)	Wells Fargo VT International Equity Fund (Class 1) (1)
AB VPS Large Cap Growth Portfolio (Class B) (1)	Wells Fargo VT Omega Growth Fund (Class 1) (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	AST Bond Portfolio 2022 (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	AST Quantitative Modeling Portfolio (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST BlackRock Global Strategies Portfolio (1)
Prudential SP International Growth Portfolio (Class I) (1)	Wells Fargo VT Opportunity Fund (Class 1) (1)
AST Goldman Sachs Large-Cap Value Portfolio (1)	AST Prudential Core Bond Portfolio (1)
AST Cohen & Steers Realty Portfolio (1)	AST Bond Portfolio 2023 (1)
AST J.P. Morgan Strategic Opportunities Portfolio (1)	AST New Discovery Asset Allocation Portfolio (1)
AST T. Rowe Price Large-Cap Value Portfolio (1)	AST Western Asset Emerging Markets Debt Portfolio (1)
AST High Yield Portfolio (1)	AST MFS Large-Cap Value Portfolio (1)
AST Small-Cap Growth Opportunities Portfolio (1)	AST Bond Portfolio 2024 (1)
AST WEDGE Capital Mid-Cap Value Portfolio (1)	AST AQR Emerging Markets Equity Portfolio (1)
AST Small-Cap Value Portfolio (1)	AST ClearBridge Dividend Growth Portfolio (1)

A110

AST Goldman Sachs Mid-Cap Growth Portfolio (1)	AST Multi-Sector Fixed Income Portfolio (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (1)	AST AQR Large-Cap Portfolio (1)
AST Lord Abbett Core Fixed Income Portfolio (2)	AST QMA Large-Cap Portfolio (1)
AST Loomis Sayles Large-Cap Growth Portfolio (1)	AST Bond Portfolio 2025 (1)
AST MFS Growth Portfolio (1)	AST T. Rowe Price Growth Opportunities Portfolio (1)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio (1)	AST Goldman Sachs Global Growth Allocation Portfolio (1)
AST BlackRock Low Duration Bond Portfolio (1)	AST T. Rowe Price Diversified Real Growth Portfolio (1)
AST QMA US Equity Alpha Portfolio (1)	AST Prudential Flexible Multi-Strategy Portfolio (1)
AST T. Rowe Price Natural Resources Portfolio (1)	AST BlackRock Multi-Asset Income Portfolio (4)
AST T. Rowe Price Asset Allocation Portfolio (1)	AST Franklin Templeton K2 Global Absolute Return Portfolio (1)
AST MFS Global Equity Portfolio (1)	AST Managed Equity Portfolio (1)
AST J.P. Morgan International Equity Portfolio (1)	AST Managed Fixed Income Portfolio (1)
AST Templeton Global Bond Portfolio (1)	AST FQ Absolute Return Currency Portfolio (1)
AST Wellington Management Hedged Equity Portfolio (1)	AST Jennison Global Infrastructure Portfolio (1)
AST Capital Growth Asset Allocation Portfolio (1)	AST PIMCO Dynamic Bond Portfolio (1)
AST Academic Strategies Asset Allocation Portfolio (1)	AST Legg Mason Diversified Growth Portfolio (1)
AST Balanced Asset Allocation Portfolio (1)	AST Bond Portfolio 2026 (1)
AST Preservation Asset Allocation Portfolio (1)	AST AB Global Bond Portfolio (1)
AST Fidelity Institutional AM℠ Quantitative Portfolio (1)	AST Goldman Sachs Global Income Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	AST Morgan Stanley Multi-Asset Portfolio (1)
AST Advanced Strategies Portfolio (1)	AST Wellington Management Global Bond Portfolio (1)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	AST Neuberger Berman Long/Short Portfolio (1)
AST Government Money Market Portfolio (1)	AST Wellington Management Real Total Return Portfolio (1)
AST Small-Cap Growth Portfolio (1)	AST QMA International Core Equity Portfolio (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	AST Managed Alternatives Portfolio (1)
AST International Value Portfolio (1)	AST Emerging Managers Diversified Portfolio (1)
AST International Growth Portfolio (1)	AST Columbia Adaptive Risk Allocation Portfolio (1)
AST Investment Grade Bond Portfolio (1)	Blackrock Global Allocation V.I. Fund (Class III) (1)
AST Western Asset Core Plus Bond Portfolio (1)	JPMorgan Insurance Trust Income Builder Portfolio (Class 2) (1)
AST Bond Portfolio 2018 (1)	AST Bond Portfolio 2027 (1)
AST Bond Portfolio 2019 (1)	NVIT Emerging Markets Fund (Class D) (1)
AST Global Real Estate Portfolio (1)	AST Bond Portfolio 2028 (5)
AST Parametric Emerging Markets Equity Portfolio (1)	AST Bond Portfolio 2029 (6)
AST Goldman Sachs Small-Cap Value Portfolio (1)	AST American Funds Growth Allocation Portfolio (7)
AST RCM World Trends Portfolio (1)
AST J.P. Morgan Global Thematic Portfolio (1)
(1) Statement of net assets as of December 31, 2018, statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the years ended December 31, 2018 and 2017.

(2) Statement of net assets as of September 14, 2018 (date of expiration), statement of operations for the period January 1, 2018 through September 14, 2018, and statement of changes in net assets for the period January 1, 2018 through September 14, 2018 and the year ended December 31, 2017.

(3) Statement of net assets as of January 2, 2018 (date of expiration), statement of operations for the period January 1, 2018 through January 2, 2018, and statement of changes in net assets for the period January 1, 2018 through January 2, 2018 and the year ended December 31, 2017.

(4) Statement of net assets as of April 27, 2018 (date of expiration), statement of operations for the period January 1, 2018 through April 27, 2018, and statement of changes in net assets for the period January 1, 2018 through April 27, 2018 and the year ended December 31, 2017.

(5) Statement of net assets as of December 31, 2018, statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the year ended December 31, 2018 and the period January 3, 2017 (commencement of operations) through December 31, 2017.

(6) Statement of net assets as of December 31, 2018, and statement of operations and statement of changes in net assets for the period January 2, 2018 (commencement of operations) through December 31, 2018.

(7) Statement of net assets as of December 31, 2018, and statement of operations and statement of changes in net assets for the period April 30, 2018 (commencement of operations) through December 31, 2018.

A111

Basis for Opinions

These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 8, 2019

We have served as the auditor of one or more of the subaccounts in Pruco Life of New Jersey Flexible Premium Variable Annuity Account since 1996.

A112

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company of New Jersey (the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2018, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2018.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 7, 2019

Pruco Life Insurance Company of New Jersey
Statements of Financial Position
As of December 31, 2018 and 2017 (in thousands, except share amounts)

	December 31, 2018	December 31, 2017
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2018–$1,297,892 ; 2017–$1,204,166)	$1,277,824	$1,261,237
Fixed maturities, trading, at fair value (amortized cost: 2018–$7,446; 2017–$7,446)(1)	$5,770	$6,643
Equity securities, at fair value (cost: 2018–$8,136 ; 2017–$8,114)(1)	9,870	10,842
Policy loans	206,448	193,244
Commercial mortgage and other loans	118,636	121,796
Other invested assets (includes $10,673 and $726 measured at fair value at December 31, 2018 and December 31, 2017, respectively)(1)	58,413	46,803
Total investments	1,676,961	1,640,565
Cash and cash equivalents	70,441	44,618
Deferred policy acquisition costs	165,478	145,451
Accrued investment income	17,764	16,580
Reinsurance recoverables	2,723,518	2,480,848
Receivables from parent and affiliates	40,388	43,051
Income taxes receivable	19,134	0
Other assets	23,973	27,328
Separate account assets	13,382,345	14,245,159
TOTAL ASSETS	$18,120,002	$18,643,600
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances	$2,314,958	$2,083,582
Future policy benefits	1,820,092	1,707,184
Cash collateral for loaned securities	2,702	15,208
Income taxes payable	0	241
Payables to parent and affiliates	20,413	22,236
Other liabilities	134,771	103,632
Separate account liabilities	13,382,345	14,245,159
Total liabilities	$17,675,281	$18,177,242
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 14)
EQUITY
Common stock ($5 par value; 400,000 shares authorized; issued and outstanding)	2,000	2,000
Additional paid-in capital	213,261	211,961
Retained earnings	243,827	218,067
Accumulated other comprehensive income	(14,367)	34,330
Total equity	444,721	466,358
TOTAL LIABILITIES AND EQUITY	$18,120,002	$18,643,600
(1) Prior period amounts have been reclassified to conform to current period presentation. See "Adoption of ASU 2016-01" in Note 2 for details.
See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Operations and Comprehensive Income
Years Ended December 31, 2018, 2017 and 2016 (in thousands)

	2018	2017	2016
REVENUES
Premiums	$13,007	$13,967	$(34,675)
Policy charges and fee income	62,567	44,203	66,546
Net investment income	67,811	66,651	72,025
Asset administration fees	5,356	9,075	14,358
Other income	1,004	4,111	2,404
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(125)	(80)	0
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	0	0	0
Other realized investment gains (losses), net	(9,148)	(13,958)	88,428
Total realized investment gains (losses), net	(9,273)	(14,038)	88,428
Total revenues	140,472	123,969	209,086
BENEFITS AND EXPENSES
Policyholders’ benefits	19,829	12,255	1,985
Interest credited to policyholders’ account balances	35,936	32,959	43,928
Amortization of deferred policy acquisition costs	15,972	12,538	47,227
General, administrative and other expenses	37,507	36,898	22,511
Total benefits and expenses	109,244	94,650	115,651
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	31,228	29,319	93,435
Total income tax expense (benefit)	(53)	(5,938)	14,235
NET INCOME (LOSS)	$31,281	$35,257	$79,200
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(1,187)	43	(1)
Net unrealized investment gains (losses)	(67,692)	32,210	586
Total	(68,879)	32,253	585
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(14,464)	10,084	205
Other comprehensive income (loss), net of tax	(54,415)	22,169	380
Comprehensive income (loss)	$(23,134)	$57,426	$79,580

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Equity
Years Ended December 31, 2018, 2017 and 2016 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2015	$2,000	$208,314	$444,514	$11,781	$666,609
Contributed capital		1,300			1,300
Dividend to parent			(240,904)		(240,904)
Contributed (distributed) capital- parent/child asset transfers		172			172
Comprehensive income:
Net income (loss)			79,200		79,200
Other comprehensive income (loss), net of tax				380	380
Total comprehensive income (loss)					79,580
Balance, December 31, 2016	$2,000	$209,786	$282,810	$12,161	$506,757
Contributed capital		1,300			1,300
Dividend to parent			(100,000)		(100,000)
Contributed (distributed) capital- parent/child asset transfers		875			875
Comprehensive income:
Net income (loss)			35,257		35,257
Other comprehensive income (loss), net of tax				22,169	22,169
Total comprehensive income (loss)					57,426
Balance, December 31, 2017	$2,000	$211,961	$218,067	$34,330	$466,358
Cumulative effect of adoption of ASU 2016-01			372	(175)	197
Cumulative effect of adoption of ASU 2018-02			(5,893)	5,893	0
Contributed capital		1,300			1,300
Dividend to parent
Comprehensive income:
Net income (loss)			31,281		31,281
Other comprehensive income (loss), net of tax				(54,415)	(54,415)
Total comprehensive income (loss)					(23,134)
Balance, December 31, 2018	$2,000	$213,261	$243,827	$(14,367)	$444,721

See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Statements of Cash Flows
Years Ended December 31, 2018, 2017 and 2016 (in thousands)

	2018	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$31,281	$35,257	$79,200
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	(21,780)	(9,816)	29,552
Interest credited to policyholders’ account balances	35,936	32,959	43,928
Realized investment (gains) losses, net	9,273	14,038	(88,428)
Amortization and other non-cash items	(7,850)	(10,893)	(15,720)
Change in:
Future policy benefits	201,654	192,407	183,130
Reinsurance recoverables	(209,954)	(194,653)	(176,279)
Accrued investment income	(1,184)	(751)	815
Net payables to/receivables from parent and affiliates	856	2,978	(216)
Deferred policy acquisition costs	(14,771)	(12,060)	17,274
Income taxes	(4,963)	(6,323)	(1,658)
Derivatives, net	(4,777)	7,191	(2,216)
Other, net	21,047	(1,314)	(5,433)
Cash flows from (used in) operating activities	34,768	49,020	63,949
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	73,692	191,284	311,143
Fixed maturities, trading(1)	0	0	527
Equity securities(1)	1,939	5	11,139
Policy loans	23,009	21,743	22,090
Ceded policy loans	(1,990)	(2,015)	(1,437)
Short-term investments	0	32,985	25,130
Commercial mortgage and other loans	4,209	55,580	42,051
Other invested assets(1)	2,502	2,875	2,165
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(167,311)	(263,909)	(596,327)
Fixed maturities, trading(1)	0	0	0
Equity securities(1)	(2,002)	(2,000)	(2,000)
Policy loans	(28,537)	(20,053)	(17,496)
Ceded policy loans	2,734	2,461	3,114
Short-term investments	0	(21,981)	(35,419)
Commercial mortgage and other loans	(1,595)	(15,623)	(14,247)
Other invested assets(1)	(7,186)	(4,444)	(1,102)
Notes receivable from parent and affiliates, net	455	331	2,318
Derivatives, net	161	213	3,895
Other, net	(282)	(402)	0
Cash flows from (used in) investing activities	(100,202)	(22,950)	(244,456)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	555,153	503,455	437,936
Ceded policyholders’ account deposits	(337,536)	(332,727)	(278,102)
Policyholders’ account withdrawals	(311,159)	(268,989)	(206,474)
Ceded policyholders’ account withdrawals	187,237	155,696	95,896
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(12,505)	153	12,024
Dividend to parent	0	(100,000)	0
Contributed capital	0	0	15,515
Contributed (distributed) capital - parent/child asset transfers	0	1,347	267
Drafts outstanding	10,067	2,629	(308)
Cash flows from (used in) financing activities	91,257	(38,436)	76,754
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	25,823	(12,366)	(103,753)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	44,618	56,984	160,737
CASH AND CASH EQUIVALENTS, END OF YEAR	$70,441	$44,618	$56,984
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$4,910	$346	$15,844
Interest paid	$5	$3	$1,128
(1) Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.
Significant Non-Cash Transactions
Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.
See Notes to Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements
1. BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company of New Jersey (“PLNJ”) is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.
PLNJ had one subsidiary, formed in 2009 for the purpose of holding certain commercial loans and other investments which ceased operations and was dissolved as of December 31, 2018. Financial information for 2017 and 2016 is shown on a consolidated basis.
Variable Annuities Recapture
Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to its affiliated companies, Pruco Reinsurance, Ltd. ("Pruco Re") and Pruco Life. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in force business. The product risks related to the reinsured business are being managed in Prudential Insurance. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within Prudential Insurance. These series of transactions are collectively referred to as the "Variable Annuities Recapture".
As part of the Variable Annuities Recapture, the Company received invested assets of $0.4 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016 and unwound the associated reinsurance recoverable of $0.5 billion. As a result, the Company recognized a loss of $0.1 billion immediately.
As part of the Variable Annuities Recapture, the Company transferred invested assets of $0.7 billion to Prudential Insurance and established reinsurance recoverables of $1 billion. In addition, the Company received ceding commissions of $0.4 billion from Prudential Insurance, of which $0.1 billion were in the form of reassignment of debt to Prudential Insurance. Also, the Company unwound its deferred policy acquisition costs ("DAC") and deferred sales inducements ("DSI") balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $23 million, which was deferred and will subsequently be amortized through "General, administrative and other expenses". For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $0.3 billion immediately since the reinsurance contract is accounted for as a free-standing derivative.
The Company also paid a dividend of $0.2 billion to Pruco Life, which was ultimately distributed to Prudential Financial.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The impact of these transactions on the Statements of Operations and Comprehensive Income (Loss) was as follows:

Day 1 Impact of the Variable Annuities Recapture(1)	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(48)	$(48)
Realized investment gains (losses), net	(137)	268	131
TOTAL REVENUES	(137)	220	83
BENEFITS AND EXPENSES
Policyholders' benefits	0	(26)	(26)
General, administrative and other expenses	0	(23)	(23)
TOTAL BENEFITS AND EXPENSES	0	(49)	(49)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(137)	269	132
Income tax expense (benefit)	(28)	55	27
NET INCOME (LOSS)	$(109)	$214	$105

(1)	Day 1 Significant Non-Cash Transactions:

•
Consideration transferred includes non-cash activities of $0.7 billion for asset transfers to Prudential Insurance related to the reinsurance transaction, partially offset by $0.4 billion of assets received related to the recapture transaction with Pruco Re.

•	The Company recognized ceding commissions of $0.4 billion of which $0.1 billion was in the form of reassignment of debt to Prudential Insurance.

•	Retained earnings includes dividends of $0.3 billion to Pruco Life, and ultimately distributed to Prudential Financial as part of the Variable Annuities Recapture.

Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining DAC and related amortization; amortization of DSI; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.
2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
ASSETS
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables, and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”). The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.
Fixed maturities, trading, at fair value consists of fixed maturities that are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and interest and dividend income from these investments is reported in “Net investment income”.

Equity securities, at fair value is comprised of common stock and mutual fund shares, which are carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and dividend income is reported in “Net investment income” on the ex-dividend date.
Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income”.
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.
The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating as described above. The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.
In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Other invested assets consist of the Company’s non-coupon investments in Limited Partnerships and Limited Liability Companies ("LPs/LLCs")(other than operating joint ventures) and derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value with changes in fair value reported in “Other income (loss)”. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income (loss)”.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
The split between the amount of an OTTI recognized in OCI and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Deferred policy acquisition costs are related directly to the successful acquisition of new and renewal insurance and annuity business that have been deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of DAC”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial, an United States Securities and Exchange Commission (the "SEC") registrant, and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 9. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. Total gross profits include both actual gross profits and estimates of gross profits for future periods. The Company regularly evaluates and adjusts DAC balances with a corresponding charge or credit to current period earnings, representing a cumulative adjustment to all prior periods’ amortization, for the impact of actual gross profits and changes in the Company's projections of estimated future gross profits. Adjustments to DAC balances include: (i) annual review of assumptions that reflect the comprehensive review of the assumptions used in estimating gross profits for future periods, (ii) quarterly adjustments for current period experience (also referred to as “experience true-up” adjustments) that reflect the impact of differences between actual gross profits for a given period and the previously estimated expected gross profits for that period, and (iii) quarterly adjustments for market performance (also referred to as “experience unlocking”) that reflect the impact of changes to the Company's estimate of total gross profits to reflect actual fund performance and market conditions.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.
Deferred sales inducements represent various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. There was no deferred sales inducements balance at December 31, 2018 and 2017. See Note 8 for additional information regarding sales inducements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these arrangements see Note 9.
Other assets consist primarily of premiums due and deferred loss on reinsurance with affiliates.
Separate account assets represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, and real estate related investments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. See Note 8 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
LIABILITIES
Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 7 for additional information regarding policyholders’ account balances.
Future policy benefits liability includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 8. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 5.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Cash collateral for loaned securities represent liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income, or to borrow funds. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income”; however, for securities lending transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).
Securities sold under agreements to repurchase represent liabilities associated with securities repurchase agreements which are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents (see also "Cash and cash equivalents" above). As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income (loss)”.
Income taxes liability primarily represents the net deferred tax liability and the Company’s estimated taxes payable for the current year and open audit years.
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 8 for a discussion of factors considered when evaluating the need for a valuation allowance.
In December of 2017, SEC staff issued "SAB 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act" ("SAB 118"), which allowed registrants to record provisional amounts during a ‘measurement period’ not to extend beyond one year. Under the relief provided by SAB 118, a company could recognize provisional amounts when it did not have the necessary information available, prepared or analyzed in reasonable detail to complete its accounting for the change in tax law. See Note 10 for a discussion of provisional amounts related to the U.S. Tax Cuts and Jobs Act of 2017 ("Tax Act of 2017") recorded in 2017 and adjustments to provisional amounts recorded in 2018.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 10 for additional information regarding income taxes.
Other liabilities consist primarily of accrued expenses, reinsurance payables and technical overdrafts.
Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.
Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.
Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium valuation methodology.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium methodology.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 8 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 13). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Other income includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value.
OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Derivatives are recorded either as assets, within "Other invested assets", or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net”.
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Statements of Operations line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within “Fixed maturities, trading, at fair value" or "Equity securities, at fair value".
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risks related to certain of these benefit features to affiliates, Pruco Re and Pruco Life through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net”.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Accounting for Certain Reinsurance Contracts in the Individual Life business
In 2017, the Company recognized a pre-tax charge of $2 million, reflecting a change in estimate of reinsurance cash flows associated with universal life products as well as a change in method of reflecting these cash flows in the financial statements. Under the previous method of accounting, with the exception of recoveries pertaining to no lapse guarantees, reinsurance cash flows (e.g., premiums and recoveries) were generally recognized as they occurred. Under the new method, the expected reinsurance cash flows are recognized more ratably over the life of the underlying reinsured policies. In conjunction with this change, the way in which reinsurance is reflected in estimated gross profits used for the amortization of unearned revenue reserves and DAC was also revised. The change represents a change in accounting estimate effected by a change in accounting principle and was included within the Company’s annual reviews and update of assumptions and other refinements. The change in accounting estimate reflected insights gained from revised cash flow modeling enabled by a systems conversion, which prompted the change to a preferable accounting method. This new methodology is viewed as preferable as the Company believes it better reflects the economics of reinsurance transactions by aligning the results of reinsurance activity more closely to the underlying direct insurance activity and by better reflecting the profit pattern of this business for purposes of the amortization of the balances noted above.
The impacts of the pre-tax charge of $2 million in the second quarter of 2017 were as follows:

Impact of Change in Accounting for Certain Reinsurance Contracts(1)
(in millions)
Decrease in Policy charges and fee income	$(10)
Decrease in Policyholders' benefits	10
Increase in Amortization of deferred policy acquisition costs	(2)
Pre-tax charge to income	$(2)

(1)
The corresponding impacts to the Consolidated Statement of Financial Position were a $13 million increase in "Other liabilities", a $9 million increase in "Reinsurance recoverables", a $4 million decrease in "Policyholders’ account balances" and a $2 million decrease in "Deferred policy acquisition costs".

RECENT ACCOUNTING PRONOUNCEMENTS
Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of Accounting Standards Updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2016-01

Effective January 1, 2018, the Company adopted ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities using a modified retrospective method. Adoption of this ASU impacted the Company’s accounting and presentation related to equity investments. The most significant impact is that the changes in fair value of equity securities previously classified as “available for sale” are to be reported in net income within “Other income” in the Statements of Operations. Prior to this, the changes in fair value on equity securities classified as “available for sale” were reported in AOCI.

The impacts of this ASU on the Company’s Financial Statements can be categorized as follows: (1) Changes to the presentation within the Statements of Financial Position; (2) Cumulative-effect Adjustment Upon Adoption; and (3) Changes to Accounting Policies. Each of these components is described below.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(1) Changes to the presentation within the Statements of Financial Position

Because of the fundamental accounting changes as described in section "(3) Changes to Accounting Policies" below, the Company determined that changes to the presentation of certain balances in the investment section of the Company’s Statements of Financial Position were also necessary to maintain clarity and logical presentation. The table below illustrates these changes by presenting the balances as previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and the reclassifications that were made, along with a footnote explanation of each reclassification.

	December 31, 2017
	As previously reported	Reclassifications			As currently reported
Consolidated Statements of Financial Position Line Items		(1)	(2)	(3)
	(in thousands)
Fixed maturities, available-for-sale, at fair value	$1,261,237				$1,261,237
*Fixed maturities, trading, at fair value	0		6,643		6,643
~~Equity securities, available-for-sale, at fair value~~	3,414	(3,414)			0
*Equity securities, at fair value	0	3,414	7,428		10,842
~~Trading account assets, at fair value~~	14,071		(14,071)		0
Policy loans	193,244				193,244
Short-term investments	0				0
Commercial mortgage and other loans	121,796				121,796
~~Other long-term investments~~	46,803			(46,803)	0
*Other invested assets	0			46,803	46,803
Total investments	$1,640,565	$0	$0	$0	$1,640,565
* - New line item effective January 1, 2018.
~~Strikethrough~~ - Eliminated line item effective January 1, 2018.

(1)	Retitled “Equity securities, available-for-sale, at fair value” to “Equity securities, at fair value” as equity securities can no longer be described as available-for-sale.

(2)	Eliminated the line item “Trading account assets, at fair value” and reclassified each component to another line item.

(3)	Retitled “Other long-term investments” to “Other invested assets”.

(2) Cumulative-effect Adjustment Upon Adoption

The provisions of ASU 2016-01 require that the Company apply the amendments through a cumulative-effect adjustment to the Statements of Financial Position as of the beginning of the fiscal year of adoption. The following table illustrates the impact on the Company’s Statement of Financial Position as a result of recording this cumulative-effect adjustment on January 1, 2018.

Summary of ASU 2016-01 Transition Impacts on the Statement
of Financial Position upon Adoption on January 1, 2018

(in thousands)
Increase / (Decrease)
Other invested assets	$250
Total assets	$250
Income taxes payable	$53
Total liabilities	53
Accumulated other comprehensive income (loss)	(175)
Retained earnings	372
Total equity	197
Total liabilities and equity	$250

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(3) Changes to Accounting Policies

The narrative description of our significant accounting policies at the beginning of this Note reflects our policies as of December 31, 2018, including policies associated with the adoption of ASU 2016-01.

Other ASU adopted during the twelve months ended December 31, 2018

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments is explicitly scoped out of the standard.
		January 1, 2018 using the modified retrospective method which included a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.	Adoption of the ASU did not have an impact on the Company’s Financial Statements and Notes to the Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	Adoption of the ASU did not have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements.
ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	Adoption of the ASU did not have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (Loss)
In February 2018, this ASU was issued following the enactment of the Tax Act of 2017. This ASU allows an entity to elect a reclassification from AOCI to retained earnings for stranded effects resulting from the Tax Act of 2017.

January 1, 2019 with early adoption permitted. The ASU should be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act of 2017 is recognized.

The Company early adopted the ASU effective January 1, 2018 and elected to apply the ASU in the period of adoption subsequent to recording the adoption impacts of ASU 2016-01 as described above. As a result, the Company reclassified stranded effects resulting from the Tax Act of 2017 by increasing AOCI and decreasing retained earnings, each by $5.9 million. Stranded effects unrelated to the Tax Act of 2017 are generally released from AOCI when an entire portfolio of the type of item related to the stranded effect is liquidated, sold or extinguished (i.e., portfolio approach).

ASU issued but not yet adopted as of December 31, 2018 — ASU 2018-12

ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, was issued by the FASB on August 15, 2018 and is expected to have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements. The ASU is effective January 1, 2021 (with early adoption permitted), and will impact, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company. Outlined below are four key areas of change, although there are other changes not noted below. In addition to the impacts to the balance sheet upon adoption, the Company also expects an impact to how earnings emerge thereafter.

ASU 2018-12 Amended Topic	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products
Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Statements of Operations.

An entity may choose one of two adoption methods for the liability for future policy benefits: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) a full retrospective transition method.
The options for method of adoption and the impacts of such methods are under assessment.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-pay insurance products	Requires discount rate assumptions to be based on an upper-medium grade fixed income instrument yield and will be required to be updated each quarter with the impact recorded through OCI.
As noted above, an entity may choose either a modified retrospective transition method or full retrospective transition method for the liability for future policy benefits. Under either method, for balance sheet remeasurement purposes, the liability for future policy benefits will be remeasured using current discount rates as of the beginning of the earliest period presented with the impact recorded as a cumulative effect adjustment to AOCI.

Upon adoption, under either transition method, there will be an adjustment to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. The adjustment upon adoption will largely reflect the difference between the discount rate locked-in at contract inception versus current discount rates at transition. The magnitude of such adjustment is currently being assessed.

Amortization of DAC and other balances
Requires DAC and other balances, such as unearned revenue reserves and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.

An entity may apply one of two adoption methods: (1) a modified retrospective transition method whereby the entity will apply the amendments to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or (2) if an entity chooses a full retrospective transition method for its future policy benefits, as described above, it is required to also use a retrospective transition method for DAC and other balances.

The options for method of adoption and the impacts of such methods are under assessment. Under the modified retrospective transition method, the Company would not expect a significant impact to the balance sheet, other than the impact of the removal of any related amounts in AOCI.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Market Risk Benefits
Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value with changes in value attributable to changes in an entity’s NPR to be recognized in OCI.
An entity will apply a retrospective transition method which will include a cumulative-effect adjustment on the balance sheet as of the earliest period presented.
Upon adoption, the Company expects an impact to retained earnings for the difference between the fair value and carrying value of benefits not currently measured at fair value (e.g., Guaranteed Minimum Death Benefits ("GMDB") on variable annuities) and an impact from reclassifying the cumulative effect of changes in NPR from retained earnings to AOCI. The magnitude of such adjustments is currently being assessed.

Other ASU issued but not yet adopted as of December 31, 2018

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current other-than-temporary impairment standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method which will include a cumulative-effect
adjustment on the
balance sheet as of
the beginning of the fiscal year of
adoption.
However, prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an other-than-temporary-impairment was recognized prior to the date of adoption. Early adoption is permitted
beginning January 1,
2019.
The Company is currently assessing the impact of the ASU on the Company’s Financial Statements and Notes to the Financial Statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2017-08, Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities	This ASU requires certain premiums on callable debt securities to be amortized to the earliest call date.
January 1, 2019 using the modified
retrospective method (with early adoption
permitted) which will include a
cumulative-effect
adjustment on the
balance sheet as of the beginning of the fiscal year of adoption.
The Company does not expect the adoption of the ASU to have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements.
ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities	This ASU makes targeted changes to the existing hedge accounting model to better portray the economics of an entity’s risk management activities and to simplify the use of hedge accounting.
January 1, 2019 using
the modified
retrospective method (with early adoption
permitted) which will include a cumulative-effect adjustment on the balance sheet as of the beginning of the fiscal year of adoption.
The Company does not expect the adoption of the ASU to have a significant impact on the Company’s Financial Statements and Notes to the Financial Statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$15,388	$940	$0	$16,328	$0
Obligations of U.S. states and their political subdivisions	121,031	1,830	555	122,306	0
Foreign government bonds	68,720	96	3,522	65,294	0
U.S. corporate public securities	486,872	8,798	14,945	480,725	0
U.S. corporate private securities	231,953	1,935	7,522	226,366	0
Foreign corporate public securities	49,684	476	1,945	48,215	0
Foreign corporate private securities	149,611	736	5,584	144,763	0
Asset-backed securities(1)	22,352	1,040	41	23,351	(40)
Commercial mortgage-backed securities	147,464	915	3,173	145,206	0
Residential mortgage-backed securities(2)	4,817	460	7	5,270	(66)
Total fixed maturities, available-for-sale	$1,297,892	$17,226	$37,294	$1,277,824	$(106)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.2 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2017(4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$17,831	$1,465	$0	$19,296	$0
Obligations of U.S. states and their political subdivisions	121,208	6,660	0	127,868	0
Foreign government bonds	29,489	377	161	29,705	0
U.S. corporate public securities	464,726	34,100	1,304	497,522	(45)
U.S. corporate private securities	235,957	7,063	930	242,090	0
Foreign corporate public securities	36,790	1,448	557	37,681	0
Foreign corporate private securities	143,608	6,991	891	149,708	0
Asset-backed securities(1)	26,539	1,275	0	27,814	(51)
Commercial mortgage-backed securities	118,818	1,883	1,174	119,527	0
Residential mortgage-backed securities(2)	9,200	826	0	10,026	(85)
Total fixed maturities, available-for-sale(4)	$1,204,166	$62,088	$5,017	$1,261,237	$(181)

(1)	Includes credit-tranched securities collateralized by loan obligations, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of unrealized losses remaining in AOCI, from the impairment measurement date. Amount excludes $0.3 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(4)	Prior period amounts have been reclassified to conform to current period presentation.

The following tables set forth the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2018
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$36,191	$356	$7,585	$199	$43,776	$555
Foreign government bonds	28,009	1,002	30,924	2,520	58,933	3,522
U.S. corporate public securities	182,958	7,696	124,396	7,249	307,354	14,945
U.S. corporate private securities	57,562	4,549	106,828	2,973	164,390	7,522
Foreign corporate public securities	20,062	695	16,791	1,250	36,853	1,945
Foreign corporate private securities	97,538	4,321	14,107	1,263	111,645	5,584
Asset-backed securities	7,762	41	0	0	7,762	41
Commercial mortgage-backed securities	26,453	163	61,338	3,010	87,791	3,173
Residential mortgage-backed securities	535	4	243	3	778	7
Total fixed maturities, available-for-sale	$457,070	$18,827	$362,212	$18,467	$819,282	$37,294

	December 31, 2017(1)
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$0	$0	$0	$0	$0	$0
Foreign government bonds	3,354	42	6,210	119	9,564	161
U.S. corporate public securities	12,254	93	46,718	1,211	58,972	1,304
U.S. corporate private securities	42,607	608	14,034	322	56,641	930
Foreign corporate public securities	5,565	27	7,369	530	12,934	557
Foreign corporate private securities	13,639	180	11,333	711	24,972	891
Asset-backed securities	0	0	0	0	0	0
Commercial mortgage-backed securities	12,774	56	44,627	1,118	57,401	1,174
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$90,193	$1,006	$130,291	$4,011	$220,484	$5,017

(1)	Prior period amounts have been reclassified to conform to current period presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

As of December 31, 2018 and 2017, the gross unrealized losses on fixed maturity securities were composed of $31.0 million and $4.2 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $6.3 million and $0.8 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2018, the $18.5 million of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company's corporate securities within the finance, utility and consumer non-cyclical sectors. As of December 31, 2017, the $4.0 million of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities and in the Company's corporate securities within the finance and technology sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these fixed maturity securities was not warranted at either December 31, 2018 or 2017. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to general credit spread widening, increases in interest rates and foreign currency exchange rate movements. As of December 31, 2018, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities by contractual maturities, as of the date indicated:

	December 31, 2018
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$19,983	$20,157
Due after one year through five years	158,450	153,748
Due after five years through ten years	292,180	283,399
Due after ten years	652,646	646,693
Asset-backed securities	22,352	23,351
Commercial mortgage-backed securities	147,464	145,206
Residential mortgage-backed securities	4,817	5,270
Total fixed maturities, available-for-sale	$1,297,892	$1,277,824
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they do not have a single maturity date.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$3,530	$103,740	$189,999
Proceeds from maturities/prepayments	70,152	87,544	81,157
Gross investment gains from sales and maturities	172	88	(235)
Gross investment losses from sales and maturities	(219)	(989)	(1,135)
OTTI recognized in earnings(2)	(125)	(80)	0

(1)	Includes $0.0 million, $0.0 million and $0.0 million of non-cash related proceeds due to the timing of trade settlements for the years ended December 31, 2018, 2017 and 2016, respectively.

(2)
Excludes the portion of OTTI amounts remaining in OCI representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

The following table sets forth a rollforward of pre-tax amounts remaining in OCI related to fixed maturity securities with credit loss impairments recognized in earnings, for the periods indicated:

	Years Ended December 31,
	2018	2017
	(in thousands)
Credit loss impairments:
Balance, beginning of period	$561	$562
New credit loss impairments	0	0
Additional credit loss impairments on securities previously impaired	0	0
Increases due to the passage of time on previously recorded credit losses	30	38
Reductions for securities which matured, paid down, prepaid or were sold during the period	(412)	(37)
Reductions for securities impaired to fair value during the period(1)	0	0
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	0	(2)
Assets transferred to parent and affiliates	0	0
Balance, end of period	$179	$561

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

Equity Securities

The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income (loss),” was $(1.0) million during the year ended December 31, 2018. The net change in unrealized gains (losses) from equity securities, still held at period end, recorded within "Other comprehensive income (loss)," was $0.2 million and $1.2 million during the years ended December 31, 2017 and 2016, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans,” as of the dates indicated:

	December 31, 2018		December 31, 2017
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$41,775	35.2%	$44,405	36.4%
Hospitality	9,988	8.4	10,263	8.4
Industrial	12,264	10.3	10,924	9.0
Office	16,930	14.3	17,738	14.5
Other	19,024	16.0	19,154	15.7
Retail	13,838	11.6	14,180	11.6
Total commercial mortgage loans	113,819	95.8	116,664	95.6
Agricultural property loans	4,968	4.2	5,312	4.4
Total commercial mortgage and agricultural property loans by property type	118,787	100.0%	121,976	100.0%
Allowance for credit losses	(151)		(180)
Total commercial mortgage and other loans	$118,636		$121,796
As of December 31, 2018, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States (with the largest concentrations in Illinois (17%), New York (14%) and Texas (10%)) and included loans secured by properties in Europe (8%).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2015	$425	$3	$428
Addition to (release of) allowance for credit losses	(218)	(1)	(219)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2016	$207	$2	$209
Addition to (release of) allowance for credit losses	(28)	(1)	(29)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2017	$179	$1	$180
Addition to (release of) allowance for credit losses	(29)	0	(29)
Charge-offs, net of recoveries	0	0	0
Balance at December 31, 2018	$150	$1	$151
The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, as of the dates indicated:

	December 31, 2018
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	150	1	151
Total ending balance(1)	$150	$1	$151
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	113,819	4,968	118,787
Total ending balance(1)	$113,819	$4,968	$118,787

(1)	As of December 31, 2018, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

	December 31, 2017
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for credit losses:
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	179	1	180
Total ending balance(1)	$179	$1	$180
Recorded investment(2):
Individually evaluated for impairment	$0	$0	$0
Collectively evaluated for impairment	116,664	5,312	121,976
Total ending balance(1)	$116,664	$5,312	$121,976

(1)	As of December 31, 2017, there were no loans acquired with deteriorated credit quality.

(2)	Recorded investment reflects the carrying value gross of related allowance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	December 31, 2018
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$88,427	$1,210	$0	$89,637
60%-69.99%	19,975	5,513	0	25,488
70%-79.99%	2,102	1,560	0	3,662
80% or greater	0	0	0	0
Total commercial mortgage and agricultural property loans	$110,504	$8,283	$0	$118,787

	December 31, 2017
	Debt Service Coverage Ratio
	> 1.2X	1.0X to <1.2X	< 1.0X	Total
	(in thousands)
Loan-to-Value Ratio:
0%-59.99%	$83,304	$0	$0	$83,304
60%-69.99%	27,727	3,155	2,009	32,891
70%-79.99%	0	5,781	0	5,781
80% or greater	0	0	0	0
Total commercial mortgage and agricultural property loans	$111,031	$8,936	$2,009	$121,976

The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status, as of the dates indicated:

	December 31, 2018
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$113,819	$0	$0	$0	$113,819	$0
Agricultural property loans	4,968	0	0	0	4,968	0
Total	$118,787	$0	$0	$0	$118,787	$0

(1)	As of December 31, 2018, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	December 31, 2017
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$116,664	$0	$0	$0	$116,664	$0
Agricultural property loans	5,312	0	0	0	5,312	0
Total	$121,976	$0	$0	$0	$121,976	$0

(1)	As of December 31, 2017, there were no loans in this category accruing interest.

(2)	For additional information regarding the Company's policies for accruing interest on loans, see Note 2.

For the years ended December 31, 2018 and 2017, there were no commercial mortgage or other loans acquired, other than those through direct origination. For the year ended December 31, 2018, there were no commercial mortgage and other loans sold. For the year ended December 31, 2017, there were $42 million of commercial mortgage and other loans sold.

Other Invested Assets
The following table sets forth the composition of “Other invested assets,” as of the dates indicated:

	December 31,
	2018	2017
	(in thousands)
Company's investment in separate accounts	$3,008	$2,726
LPs/LLCs:
Equity method:
Private equity	15,081	12,350
Hedge funds	28,266	28,167
Real estate-related	1,385	1,112
Subtotal equity method	44,732	41,629
Fair value:
Private equity	920	1,141
Hedge funds	105	121
Real estate-related	1,856	1,186
Subtotal fair value(1)	2,881	2,448
Total LPs/LLCs	47,613	44,077
Derivative instruments	7,792	0
Total other invested assets(2)	$58,413	$46,803

(1)	As of December 31, 2017, $2.3 million was accounted for using the cost method.

(2)	Prior period amounts have been reclassified to conform to current period presentation. For additional information, see Note 2.

As of both December 31, 2018 and 2017, the Company had no significant equity method investments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Fixed maturities, available-for-sale	$52,235	$48,232	$47,671
Fixed maturities, trading	322	306	372
Equity securities, at fair value	364	363	393
Commercial mortgage and other loans	5,006	6,088	8,325
Policy loans	11,071	10,618	10,482
Short-term investments and cash equivalents	655	457	606
Other invested assets	1,869	4,224	7,698
Gross investment income	71,522	70,288	75,547
Less: investment expenses	(3,711)	(3,637)	(3,522)
Net investment income(1)	$67,811	$66,651	$72,025

(1)	Prior period amounts have been reclassified to conform to current period presentation.

The carrying value of non-income producing assets included less than $1 million in available-for-sale fixed maturities, as of December 31, 2018. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2018.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2018	2017	2016
	(in thousands)
Fixed maturities(1)	$(172)	$(981)	$(1,370)
Equity securities(2)	0	(1)	(954)
Commercial mortgage and other loans	29	29	219
LPs/LLCs	49	16	178
Derivatives	(9,178)	(13,098)	90,352
Short-term investments and cash equivalents	(1)	(3)	3
Realized investment gains (losses), net	$(9,273)	$(14,038)	$88,428

(1)	Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading.

(2)	Effective January 1, 2018, realized gains (losses) on equity securities are recorded within "Other income (loss)."
Net Unrealized Gains (Losses) on Investments within AOCI
The following table below sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2018	2017	2016
	(in thousands)
Fixed maturity securities, available-for-sale—with OTTI	$143	$162	$147
Fixed maturity securities, available-for-sale—all other	(20,211)	56,909	13,183
Equity securities, available-for-sale(1)	0	270	21
Derivatives designated as cash flow hedges (2)	1,793	(5,036)	4,973
Affiliated notes	509	682	846
Other investments	145	(288)	(357)
Net unrealized gains (losses) on investments	$(17,621)	$52,699	$18,813

(1)	Effective January 1, 2018, unrealized gains (losses) on equity securities are recorded within “Other income (loss).”

(2)	For more information on cash flow hedges, see Note 4.
Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2018 and 2017, the Company had no repurchase agreements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned, as of the dates indicated:

	December 31, 2018			December 31, 2017
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$0	$0	$0	$10,310	$10,310
Foreign government bonds	0	0	0	4,420	0	4,420
U.S. public corporate securities	437	0	437	0	0	0
Foreign public corporate securities	2,265	0	2,265	478	0	478
Total cash collateral for loaned securities(1)	$2,702	$0	$2,702	$4,898	$10,310	$15,208

(1)	The Company did not have agreements with remaining contractual maturities of thirty days or greater, as of the dates indicated.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2018	2017
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$2,640	$14,616
Total securities pledged	$2,640	$14,616
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$2,702	$15,208
Total liabilities supported by the pledged collateral	$2,702	$15,208
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2018 and 2017, the fair value of this collateral was $10 million and $43 million, respectively, none of which had either been sold or repledged.
As of December 31, 2018 and 2017, there were fixed maturities of $0.5 million and $0.5 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Equity Contracts
Equity options are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced names (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company sells certain products (for example, variable annuities), which may include guaranteed benefit features that are accounted for as embedded derivatives. Related to these derivatives, the Company has entered into reinsurance agreements (previously reinsured to Pruco Re and Pruco Life) with an affiliate, Prudential Insurance, effective April 1, 2016. See Note 1 for additional information on the reinsurance agreements.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral, and NPR.

	December 31, 2018			December 31, 2017
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$119,611	$3,787	$(2,271)	$110,240	$1,320	$(6,869)
Total Qualifying Hedges	$119,611	$3,787	$(2,271)	$110,240	$1,320	$(6,869)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$59,075	$2,360	$0	$59,075	$3,766	$0
Credit
Credit Default Swaps	756	0	(9)	1,594	0	(96)
Currency/Interest Rate
Foreign Currency Swaps	16,815	2,364	(111)	22,237	1,748	(674)
Foreign Currency
Foreign Currency Forwards	1,460	21	0	1,888	0	(52)
Equity
Equity Options	281,400	2,616	(749)	152,800	8,125	(2,813)
Total Non-Qualifying Hedges	$359,506	$7,361	$(869)	$237,594	$13,639	$(3,635)
Total Derivatives (1)	$479,117	$11,148	$(3,140)	$347,834	$14,959	$(10,504)

(1)	Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlying risks.
The fair value of the embedded derivatives, included in "Future policy benefits," was a net liability of $489 million and $472 million as of December 31, 2018 and 2017, respectively. The fair value of the related reinsurance recoverables included in "Reinsurance recoverables" was an asset of $489 million and $472 million as of December 31, 2018 and 2017, respectively. See Note 9 for additional information on these reinsurance agreements.
The fair value of the embedded derivatives, included in "Policyholders' account balances," was a net liability of $2 million and $5 million as of December 31, 2018 and December 31, 2017, respectively. There were no related reinsurance recoverables at each respective period.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Statements of Financial Position.

	December 31, 2018
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$11,148	$(3,355)	$7,793	$(7,307)	$486
Securities purchased under agreements to resell	10,000	0	10,000	(10,000)	0
Total Assets	$21,148	$(3,355)	$17,793	$(17,307)	$486
Offsetting of Financial Liabilities:
Derivatives(1)	$3,140	$(3,140)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$3,140	$(3,140)	$0	$0	$0

	December 31, 2017
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$14,959	$(14,959)	$0		$0
Securities purchased under agreements to resell	43,000	0	43,000	(43,000)	0
Total Assets	$57,959	$(14,959)	$43,000	$(43,000)	$0
Offsetting of Financial Liabilities:
Derivatives(1)	$10,504	$(9,941)	$563	$0	$563
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$10,504	$(9,941)	$563	$0	$563

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 13. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Financial Statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.
The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2018
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$1,360	$638	$6,829
Total qualifying hedges	0	1,360	638	6,829
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(583)	0	0	0
Currency	98	0	0	0
Currency/Interest Rate	1,377	0	13	0
Credit	(2)	0	0	0
Equity	(3,793)	0	0	0
Embedded Derivatives	(6,275)	0	0	0
Total non-qualifying hedges	(9,178)	0	13	0
Total	$(9,178)	$1,360	$651	$6,829

	Year Ended December 31, 2017
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$814	$(873)	$(10,009)
Total cash flow hedges	0	814	(873)	(10,009)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	124	0	0	0
Currency	(106)	0	0	0
Currency/Interest Rate	(1,833)	0	(20)	0
Credit	(46)	0	0	0
Equity	3,497	0	0	0
Embedded Derivatives	(14,734)	0	0	0
Total non-qualifying hedges	(13,098)	0	(20)	0
Total	$(13,098)	$814	$(893)	$(10,009)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$258	$554	$(678)
Total cash flow hedges	0	258	554	(678)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	571	0	0	0
Currency	234	0	0	0
Currency/Interest Rate	2,028	0	17	0
Credit	(535)	0	0	0
Equity	786	0	0	0
Embedded Derivatives	87,268	0	0	0
Total non-qualifying hedges	90,352	0	17	0
Total	$90,352	$258	$571	$(678)

(1)	Amounts deferred in AOCI.
For the years ended December 31, 2018, 2017 and 2016, the ineffective portion of derivatives accounted for using hedge accounting was de minimis to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2015	$5,651
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	1,534
Amount reclassified into current period earnings	(2,212)
Balance, December 31, 2016	4,973
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2017	(10,136)
Amount reclassified into current period earnings	127
Balance, December 31, 2017	(5,036)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2018	8,522
Amount reclassified into current period earnings	(1,693)
Balance, December 31, 2018	$1,793

The changes in fair value of cash flow hedges are deferred in AOCI and are included in “Net unrealized investment gains (losses)” in the Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2018 values, it is estimated that a pre-tax gain of $1.5 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2019, offset by amounts pertaining to the hedged items.
The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Credit Derivatives
The Company has no exposure from credit derivative positions where it has written credit protection as of December 31, 2018 and 2017.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. The Company has outstanding notional amounts of $1 million and $2 million reported at fair value as a liability of $0 million and $0.1 million as of December 31, 2018 and 2017, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparty to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.

5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents, and certain OTC derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public fixed maturities, certain highly structured OTC derivative contracts and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2018
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$16,328	$0	$0	$16,328
Obligations of U.S. states and their political subdivisions	0	122,306	0	0	122,306
Foreign government bonds	0	65,294	0	0	65,294
U.S. corporate public securities	0	480,725	0	0	480,725
U.S. corporate private securities	0	224,278	2,088	0	226,366
Foreign corporate public securities	0	48,215	0	0	48,215
Foreign corporate private securities	0	143,969	794	0	144,763
Asset-backed securities(2)	0	23,351	0	0	23,351
Commercial mortgage-backed securities	0	145,206	0	0	145,206
Residential mortgage-backed securities	0	5,270	0	0	5,270
Subtotal	0	1,274,942	2,882	0	1,277,824
Fixed maturities, trading	0	5,770	0	0	5,770
Equity securities	0	3,248	6,622	0	9,870
Cash equivalents	19,972	39,946	0	0	59,918
Other invested assets(3)	0	11,148	0	(3,355)	7,793
Reinsurance recoverables	0	0	488,825	0	488,825
Receivables from parent and affiliates	0	8,824	0	0	8,824
Subtotal excluding separate account assets	19,972	1,343,878	498,329	(3,355)	1,858,824
Separate account assets(4)(5)	0	11,648,322	0	0	11,648,322
Total assets	$19,972	$12,992,200	$498,329	$(3,355)	$13,507,146
Future policy benefits(6)	$0	$0	$488,825	$0	$488,825
Policyholders' account balances	0	0	1,949	0	1,949
Payables to parent and affiliates	0	3,140	0	(3,140)	0
Total liabilities	$0	$3,140	$490,774	$(3,140)	$490,774

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	As of December 31, 2017
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$19,296	$0	$0	$19,296
Obligations of U.S. states and their political subdivisions	0	127,868	0	0	127,868
Foreign government bonds	0	29,705	0	0	29,705
U.S. corporate public securities	0	497,522	0	0	497,522
U.S. corporate private securities	0	228,219	13,871	0	242,090
Foreign corporate public securities	0	37,681	0	0	37,681
Foreign corporate private securities	0	149,063	645	0	149,708
Asset-backed securities(2)	0	16,239	11,575	0	27,814
Commercial mortgage-backed securities	0	119,527	0	0	119,527
Residential mortgage-backed securities	0	10,026	0	0	10,026
Subtotal	0	1,235,146	26,091	0	1,261,237
Fixed maturities, trading(7)	0	6,643	0	0	6,643
Equity securities(7)	0	3,414	7,428	0	10,842
Cash equivalents	0	0	0	0	0
Other invested assets(3)(7)	0	14,959	0	(14,959)	0
Reinsurance recoverables	0	0	472,157	0	472,157
Receivables from parent and affiliates	0	9,377	0	0	9,377
Subtotal excluding separate account assets	0	1,269,539	505,676	(14,959)	1,760,256
Separate account assets(4)(5)	0	12,454,118	0	0	12,454,118
Total assets	$0	$13,723,657	$505,676	$(14,959)	$14,214,374
Future policy benefits(6)	$0	$0	$472,157	$0	$472,157
Policyholders' account balances	0	0	5,463	0	5,463
Payables to parent and affiliates	0	10,504	0	(9,941)	563
Total liabilities	$0	$10,504	$477,620	$(9,941)	$478,183

(1)
“Netting” amounts represent cash collateral of $0.2 million and $5.0 million as of December 31, 2018 and 2017, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)	Includes credit tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(3)
Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. At December 31, 2018 and 2017, the fair values of such investments were $2.9 million and $0.7 million, respectively.

(4)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Financial Position.

(5)
Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2018 and 2017, the fair value of such investments was $1,734 million and $1,791 million respectively.

(6)
As of December 31, 2018, the net embedded derivative liability position of $489 million includes $60 million of embedded derivatives in an asset position and $549 million of embedded derivatives in a liability position. As of December 31, 2017, the net embedded derivative liability position of $472 million includes $77 million of embedded derivatives in an asset position and $549 million of embedded derivatives in a liability position.

(7)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2018 and 2017, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments – Derivatives are recorded at fair value either as assets within “Other invested assets”, or as liabilities within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.
Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds, and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance recoverables” or “Other liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future policy benefits”. The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the London Inter-Bank Offered Rate ("LIBOR") swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Policyholders' Account Balances – The liability for policyholders' account balances is related to certain embedded derivative instruments associated with certain policyholders' account balances. The fair values are determined consistent with similar derivative instruments described under "Derivative Instruments".
Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2018
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$2,882	Discounted cash flow	Discount rate	7.00%	16.33%	9.93%	Decrease
Reinsurance recoverables	$488,825	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$488,825	Discounted cash flow	Lapse rate(4)	1%	13%		Decrease
			Spread over LIBOR(5)	0.36%	1.60%		Decrease
			Utilization rate(6)	50%	97%		Increase
			Withdrawal rate	See table footnote (7) below.
			Mortality rate(8)	0%	15%		Decrease
			Equity volatility curve	18%	22%		Increase

	As of December 31, 2017
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$14,516	Discounted cash flow	Discount rate	5.06%	22.23%	7.53%	Decrease
Reinsurance recoverables	$472,157	Fair values are determined using the same unobservable inputs as future policy benefits.
Liabilities:
Future policy benefits(3)	$472,157	Discounted cash flow	Lapse rate(4)	1%	12%		Decrease
			Spread over LIBOR(5)	0.12%	1.10%		Decrease
			Utilization rate(6)	52%	97%		Increase
			Withdrawal rate	See table footnote (7) below.
			Mortality rate(8)	0%	14%		Decrease
			Equity volatility curve	13%	24%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.

(2)	Includes assets classified as fixed maturities available-for-sale.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(3)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(4)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(5)
The spread over the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (LIBOR) to reflect our estimates of rates that a market participant would use to value the living benefit contracts in both the accumulation and payout phases. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because both funding agreements and living benefit contracts are insurance liabilities and are therefore senior to debt.

(6)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(7)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2018 and 2017, the minimum withdrawal rate assumption is 78% and the maximum withdrawal assumption rate may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(8)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 50 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Changes in Level 3 Assets and Liabilities – The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods. When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate. During the second quarter of 2018, $5 million of investments in collateralized loan obligations (“CLOs”) reported as “Asset-backed securities” were transferred from Level 3 to Level 2 as market activity, liquidity and overall observability of valuation inputs of CLOs have increased.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2018
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$14,516	$(2,881)	$555	$(45)	$0	$(9,263)	$0	$0	$0	$2,882	$0
Structured securities(4)	11,575	(28)	9,797	(196)	0	(2,693)	0	196	(18,651)	0	0
Other assets:
Equity securities	7,428	(806)	0	0	0	0	0	0	0	6,622	(806)
Reinsurance recoverables	472,157	(70,180)	86,848	0	0	0	0	0	0	488,825	(54,376)
Receivables from parent and affiliates	0	(18)	0	0	0	0	0	6,047	(6,029)	0	0
Liabilities:
Future policy benefits	(472,157)	70,180	0	0	(86,848)	0	0	0	0	(488,825)	54,376
Policyholders' account balances	(5,463)	3,567	0	0	0	(53)	0	0	0	(1,949)	3,567

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2018
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$160	$0	$(3,222)	$153	$0	$0
Other assets:
Equity securities	0	(806)	0	0	0	(806)
Reinsurance recoverables	(70,180)	0	0	0	(54,376)	0
Receivables from parent and affiliates	0	0	(18)	0	0	0
Liabilities:
Future policy benefits	70,180	0	0	0	54,376	0
Policyholders' account balances	3,567	0	0	0	3,567	0

	Year Ended December 31, 2017(6)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)(1)	Purchases	Sales	Issuances	Settlements	Other	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Corporate securities(3)	$15,489	$202	$1,483	$(767)	$0	$(202)	$(10)	$521	$(2,200)	$14,516	$(62)
Structured securities(4)	2,328	49	5,543	0	0	(9,010)	0	16,657	(3,992)	11,575	0
Other assets:
Equity securities(5)	6,721	696	0	0	0	0	11	0	0	7,428	696
Reinsurance recoverables	434,713	(44,680)	82,124	0	0	0	0	0	0	472,157	(31,829)
Receivables from parent and affiliates	5,993	0	0	0	0	0	0	0	(5,993)	0	0
Liabilities:
Future policy benefits	(434,713)	44,680	0	0	(82,124)	0	0	0	0	(472,157)	31,829
Policyholders' account balances	(2,298)	(3,421)	0	0	0	256	0	0	0	(5,463)	(3,421)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

	Year Ended December 31, 2017(6)
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$5	$0	$81	$165	$(62)	$0
Other assets:
Equity securities(5)	0	696	0	0	0	696
Reinsurance recoverables	(44,680)	0	0	0	(31,829)	0
Receivables from parent and affiliates	0	0	0	0	0	0
Liabilities:
Future policy benefits	44,680	0	0	0	31,829	0
Policyholders' account balances	(3,421)	0	0	0	(3,421)	0
The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and OCI for the year ended December 31, 2016, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2016.

	Year Ended December 31, 2016(6)
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net(1)	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$38	$0	$321	$27	$0	$0
Other assets:
Equity securities(5)	0	(503)	0	0	0	(176)
Reinsurance recoverables	7,541	0	0	0	723,728	0
Receivables from parent and affiliates	(130)	0	105	0	0	0
Liabilities:
Future policy benefits	88,947	0	0	0	80,807	0
Policyholders' account balances	(890)	0	0	0	(890)	0

(1)
Realized investment gains (losses) on future policy benefits and reinsurance recoverables primarily represent the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts.

(2)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(3)
Includes U.S. corporate public, U.S. corporate private, foreign corporate public and foreign corporate private securities. Prior period amounts were aggregated to conform to current period presentation.

(4)	Includes asset-backed, commercial mortgage-backed and residential mortgage-backed securities. Prior period amounts were aggregated to conform to current period presentation.

(5)	Prior period amounts have been reclassified to conform to current period presentation. See Note 2 for details.

(6)	Prior period amounts have been updated to conform to current period presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2018(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$119,659	$119,659	$118,636
Policy loans	0	0	206,448	206,448	206,448
Cash and cash equivalents	523	10,000	0	10,523	10,523
Accrued investment income	0	17,764	0	17,764	17,764
Receivables from parent and affiliates	0	31,564	0	31,564	31,564
Other assets	0	4,193	0	4,193	4,193
Total assets	$523	$63,521	$326,107	$390,151	$389,128
Liabilities:
Policyholders’ account balances - investment contracts	$0	$179,239	$40,349	$219,588	$220,553
Cash collateral for loaned securities	0	2,702	0	2,702	2,702
Payables to parent and affiliates	0	20,413	0	20,413	20,413
Other liabilities	0	58,357	0	58,357	58,357
Total liabilities	$0	$260,711	$40,349	$301,060	$302,025

	December 31, 2017(1)
	Fair Value				Carrying Amount (2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$125,121	$125,121	$121,796
Policy loans	0	0	193,244	193,244	193,244
Cash and cash equivalents	1,618	43,000	0	44,618	44,618
Accrued investment income	0	16,580	0	16,580	16,580
Receivables from parent and affiliates	0	33,674	0	33,674	33,674
Other assets	0	5,768	0	5,768	5,768
Total assets	$1,618	$99,022	$318,365	$419,005	$415,680
Liabilities:
Policyholders’ account balances - investment contracts	$0	$179,246	$41,702	$220,948	$221,407
Cash collateral for loaned securities	0	15,208	0	15,208	15,208
Payables to parent and affiliates	0	21,673	0	21,673	21,673
Other liabilities	0	39,561	0	39,561	39,561
Total liabilities	$0	$255,688	$41,702	$297,390	$297,849

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

(1)
The information presented as of December 31, 2017 , excludes certain hedge funds, private equity funds and other funds that were accounted for using the cost method and for which the fair value was measured at NAV per share (or its equivalent) as a practical expedient. The fair value and the carrying value of these cost method investments were $2.3 million and $2.6 million, respectively. Due to the adoption of ASU 2016-01 effective January 1, 2018, these assets are carried at fair value at each reporting date with changes in fair value reported in “Other income.” Therefore, as of December 31, 2018 , these assets are excluded from this table but are reported in the fair value recurring measurement table.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades and accounts receivable.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

6. DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, are as follows:

	2018	2017	2016
	(in thousands)
Balance, beginning of year	$145,451	$135,759	$468,743
Capitalization of commissions, sales and issue expenses	30,742	24,599	29,954
Amortization- Impact of assumption and experience unlocking and true-ups	(6,328)	(2,875)	17,216
Amortization- All other	(9,644)	(9,663)	(64,443)
Change in unrealized investment gains and losses	5,257	(2,369)	(1,140)
Other(1)	0	0	(314,571)
Balance, end of year	$165,478	$145,451	$135,759

(1)	Represents ceded DAC upon reinsurance agreement with Prudential Insurance in 2016. See Note 1 and Note 9 for additional information.
7. POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31 for the years indicated are as follows:

	2018	2017
	(in thousands)
Life insurance	$1,299,165	$1,204,698
Individual annuities and supplementary contracts	27,619	26,548
Other contract liabilities	493,308	475,938
Total future policy benefits	$1,820,092	$1,707,184
Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.0%.
Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the above table. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 3.1% to 4.4%. See Note 8 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Policyholders’ Account Balances
Policyholders’ account balances at December 31 for the years indicated are as follows:

	2018	2017
	(in thousands)
Interest-sensitive life contracts	$1,767,831	$1,572,432
Individual annuities	345,790	307,720
Guaranteed interest accounts	22,088	24,173
Other	179,249	179,257
Total policyholders’ account balances	$2,314,958	$2,083,582
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive life contracts range from 0.9% to 4.5%. Interest crediting rates for individual annuities range from 0.0% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1% to 4.8%. Interest crediting rates range from 0.5% to 3.5% for other.
8. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issued annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issued fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no-lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2018 and 2017, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2018		December 31, 2017
	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)	In the Event of Death(1)	At Annuitization/ Accumulation(1)(2)
	(in thousands)
Annuity Contracts
Return of net deposits
Account value	$7,954,281	N/A	$8,434,750	N/A
Net amount at risk	$66,895	N/A	$2,201	N/A
Average attained age of contractholders	66 years	N/A	65 years	N/A
Minimum return or contract value
Account value	$1,820,257	$9,082,737	$2,079,318	$9,746,948
Net amount at risk	$148,719	$381,856	$3,442	$134,518
Average attained age of contractholders	68 years	66 years	67 years	65 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Balances are gross of reinsurance.

(2)	Includes income and withdrawal benefits.

	December 31, 2018	December 31, 2017(1)
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
Separate account value	$768,008	$813,094
General account value	$943,528	$811,784
Net amount at risk	$18,364,626	$17,296,789
Average attained age of contractholders	54 years	55 years

(1)	Balances are gross of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2018	December 31, 2017(1)
	(in thousands)
Equity funds	$4,884,603	$5,654,716
Bond funds	4,419,587	4,369,355
Money market funds	145,921	203,033
Total	$9,450,111	$10,227,104

(1)	Balances are gross of reinsurance.
In addition to the amounts invested in separate account investment options above, $324 million at December 31, 2018 and $287 million at December 31, 2017 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features were invested in general account investment options. For the years ended December 31, 2018, 2017 and 2016, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees. The liabilities for GMDB, and GMIB are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” GMAB, GMWB, and GMIWB are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits.” Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 5 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance at December 31, 2015	$10,581	$84,176	$1,446	$449,072	$545,275
Incurred guarantee benefits(1)	660	54,869	(300)	(14,359)	40,870
Paid guarantee benefits	(532)	(5,399)	(25)	0	(5,956)
Change in unrealized investment gains and losses	(74)	3,673	(5)	0	3,594
Balance at December 31, 2016	10,635	137,319	1,116	434,713	583,783
Incurred guarantee benefits(1)	893	47,907	(570)	37,443	85,673
Paid guarantee benefits	(154)	(250)	(11)	0	(415)
Change in unrealized investment gains and losses	161	11,265	2	0	11,428
Balance at December 31, 2017	11,535	196,241	537	472,156	680,469
Incurred guarantee benefits(1)	1,913	52,918	10	16,669	71,510
Paid guarantee benefits	(964)	(5,636)	0	0	(6,600)
Change in unrealized investment gains and losses	(216)	(18,681)	(4)	0	(18,901)
Balance at December 31, 2018	$12,268	$224,842	$543	$488,825	$726,478

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the guaranteed death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option features, which includes an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments in excess of the account balance less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. The Company has offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in thousands)
Balance at December 31, 2015	$63,043
Capitalization	100
Amortization- Impact of assumption and experience unlocking and true-ups	1,035
Amortization- All other	(13,203)
Change in unrealized investment gains (losses)	(383)
Other(1)	(50,592)
Balance at December 31, 2016	0

(1)	Represents ceded DSI upon reinsurance agreement with Prudential Insurance in 2016. See Note 1 and Note 9 for additional information.
There were no deferred sales inducements balances at December 31, 2018 and 2017 because they were fully ceded.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

9.    REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Term Reinsurance Company (“Term Re”) and Dryden Arizona Reinsurance Term Company ("DART"), its parent companies, Pruco Life and Prudential Insurance, as well as third parties, and participated in reinsurance with its affiliate Pruco Re through March 31, 2016. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, facilitate the Company's capital market hedging program, and align accounting methodology for the assets and liabilities of living benefit guarantees contained in annuities contracts. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into a reinsurance agreement to transfer the risk related to living benefit guarantees on variable annuities to Prudential Insurance. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 4 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Statements of Financial Position as of December 31, were as follows:

	2018	2017
	(in thousands)
Reinsurance recoverables	$2,723,518	$2,480,848
Policy loans	(17,297)	(16,065)
Deferred policy acquisition costs	(754,569)	(708,740)
Deferred sales inducements	(52,875)	(58,399)
Other assets	17,959	19,159
Other liabilities	65,225	56,232
The reinsurance recoverables by counterparty are broken out below:

	December 31, 2018	December 31, 2017
	(in thousands)
Prudential Insurance	$924,847	$859,122
PAR U	922,904	814,408
PARCC	480,627	485,809
PAR Term	205,972	188,756
Term Re	156,303	116,869
Pruco Life	15,013	13,671
DART	13,367	0
Unaffiliated	4,485	2,213
Total reinsurance recoverables	$2,723,518	$2,480,848

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Reinsurance amounts, included in the Company’s Statements of Operations and Comprehensive Income for the years ended December 31, were as follows:

	2018	2017	2016
	(in thousands)
Premiums:
Direct	$238,622	$231,167	$217,375
Ceded	(225,615)	(217,200)	(252,050)
Net premiums	13,007	13,967	(34,675)
Policy charges and fee income:
Direct	361,697	409,874	273,121
Ceded(1)	(299,130)	(365,671)	(206,575)
Net policy charges and fee income	62,567	44,203	66,546
Net investment income:
Direct	68,467	67,243	72,561
Ceded	(656)	(592)	(536)
Net investment income	67,811	66,651	72,025
Asset administration fees:
Direct	36,214	38,743	34,847
Ceded	(30,858)	(29,668)	(20,489)
Net asset administration fees	5,356	9,075	14,358
Realized investment gains (losses), net:
Direct	70,414	41,810	89,216
Ceded	(79,687)	(55,848)	(788)
Realized investment gains (losses), net	(9,273)	(14,038)	88,428
Policyholders’ benefits (including change in reserves):
Direct	296,335	291,003	289,066
Ceded(2)	(276,506)	(278,748)	(287,081)
Net policyholders’ benefits (including change in reserves)	19,829	12,255	1,985
Interest credited to policyholders’ account balances:
Direct	67,490	54,624	55,928
Ceded	(31,554)	(21,665)	(12,000)
Net interest credited to policyholders’ account balances	35,936	32,959	43,928
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization	$(161,905)	$(165,870)	$(78,200)

(1)	"Policy charges and fee income ceded" includes $(4) million, $(4) million and $(3) million of unaffiliated activity for the years ended December 31, 2018, 2017 and 2016, respectively.

(2)
"Policyholders' benefits (including change in reserves) ceded" includes $(4) million, $(0.2) million and $(0.8) million of unaffiliated activity for the years ended December 31, 2018, 2017 and 2016, respectively.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2018	2017	2016
	(in thousands)
Direct gross life insurance face amount in force	$140,943,939	$136,020,588	$129,865,065
Reinsurance ceded	(128,863,466)	(123,974,595)	(118,390,153)
Net life insurance face amount in force	$12,080,473	$12,045,993	$11,474,912

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Information regarding significant affiliated reinsurance agreements is described below.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective July 1, 2017, this agreement was terminated for certain new business, primarily Universal Life business, and such business was reinsured to Pruco Life under a yearly renewable term reinsurance agreement. Effective April 1, 2016 the Company entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. See Note 1 for additional information related to the Variable Annuities Recapture.
PAR U
Effective July 1, 2012, the Company reinsures an amount equal to 95% of all risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, excluding those policies that are subject to principles-based reserving.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Pruco Life
Effective July 1, 2017, the Company entered into a yearly renewable term reinsurance agreement with Pruco Life for new business, primarily covering Universal Life policies. Under this agreement the majority of all mortality risk is ceded to Pruco Life. The Company also reinsures certain Corporate Owned Life Insurance (“COLI”) policies with Pruco Life. Through March 31, 2016, the Company reinsured Prudential Defined Income ("PDI") living benefit guarantees with Pruco Life. Effective April 1, 2016, the Company recaptured PDI living benefit guarantees from Pruco Life and reinsured them with Prudential Insurance. See Note 1 for additional information related to the Variable Annuities Recapture.
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018.
Pruco Re
Through March 31, 2016, the Company entered into various automatic coinsurance agreements with Pruco Re to reinsure its living benefit guarantees sold on certain of its annuities. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

10. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Year Ended December 31,
	2018	2017	2016
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$8,435	$4,514	$6,701
Total	8,435	4,514	6,701
Deferred tax expense (benefit):
U.S. Federal	(8,488)	(10,452)	7,534
Total	(8,488)	(10,452)	7,534
Total income tax expense (benefit) from operations	(53)	(5,938)	14,235
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(14,464)	10,084	205
Additional paid-in capital	0	471	93
Total income tax expense (benefit)	$(14,517)	$4,617	$14,533
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2018 and 35% applicable for the periods prior to 2018, and reported income tax expense (benefit) are summarized as follows:

	Year Ended December 31,
	2018	2017	2016
	(in thousands)
Expected federal income tax expense	$6,559	$10,262	$32,702
Non-taxable investment income	(5,171)	(15,687)	(14,883)
Tax credits	(3,525)	(2,611)	(2,734)
Domestic production activities deduction, net	0	(1,045)	(949)
Changes in tax law	(61)	2,507	0
Settlements with taxing authorities	2,098	0	0
Other	47	636	99
Reported income tax expense (benefit)	$(53)	$(5,938)	$14,235
Effective tax rate	(0.2)%	(20.3)%	15.2%

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The effective tax rate is the ratio of “Total income tax expense (benefit)” divided by “Income (loss) from operations before income taxes.” The Company’s effective tax rate for fiscal years 2018, 2017 and 2016 was (0.2)%, (20.3)% and 15.2%, respectively. The following is a description of items that had the most significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2018 and 35% applicable for the periods prior to 2018, and the Company's effective tax rate during the periods presented:
Changes in Tax Law. The following is a list of notable changes in tax law that impacted the Company’s effective tax rate for the periods presented:
Tax Act of 2017 - On December 22, 2017, the Tax Act of 2017 was enacted into U.S. law. As a result, the Company recognized a $2.5 million tax expense in “Total income tax expense (benefit)” in the Company’s Consolidated Statements of Operations for the year ended December 31, 2017. In accordance with SEC Staff Accounting Bulletin 118, in 2017 the Company recorded the effects of the Tax Act of 2017 using reasonable estimates due to the need for further analysis of the provisions within the Tax Act of 2017 and collection, preparation and analysis of relevant data necessary to complete the accounting. During 2018, the Company completed the collection, preparation and analysis of data relevant to the Tax Act of 2017, and interpreted any additional guidance issued by the IRS, U.S. Department of the Treasury, or other standard-setting organizations, and recognized a $0.1 million decrease in income tax expense for a total of $2.4 million recognized from the reduction in net deferred tax assets to reflect the reduction in the U.S. tax rate from 35% to 21%.

Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $5 million of the total $5 million of 2018 non-taxable investment income, $15 million of the total $16 million of 2017 non-taxable investment income, and $15 million of the total $15 million of 2016 non-taxable investment income. The DRD for the current period was estimated using information from 2017, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Other. This line item represents insignificant reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.
Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	As of December 31,
	2018	2017
	(in thousands)
Deferred tax assets:
Insurance reserves	$19,049	$14,868
Net Unrealized gain on securities	4,077	0
Deferred policy acquisition costs	6,653	7,297
Other	440	0
Deferred tax assets	30,219	22,165
Deferred tax liabilities:
Net unrealized gains on securities	0	12,124
Investments	5,364	8,070
Other	0	17
Deferred tax liabilities	5,364	20,211
Net deferred tax asset (liability)	$24,855	$1,954

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
The company had no valuation allowance as of December 31, 2018, and 2017. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s "Income (loss) from operations before income taxes" includes income from domestic operations of $31 million, $29 million and $93 million for the years ended December 31, 2018, 2017 and 2016, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The following table reconciles the total amount of unrecognized tax benefits at the beginning and end of the periods indicated.

	2018	2017	2016
	(in thousands)
Balance at January 1,	$3,019	$948	$0
Increases in unrecognized tax benefits-prior years	0	1,237	474
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	0	834	474
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	(3,019)	0	0
Balance at December 31,	$0	$3,019	$948
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$0	$3,019	$948
The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).
At December 31, 2018, the Company remains subject to examination in the U.S. for tax years 2015 through 2017.
The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax return is filed.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

11.    EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Statements of Comprehensive Income. Each of the components that comprise OCI are described in further detail in Note 2 (Foreign Currency Translation Adjustment and Net Unrealized Investment Gains (Losses)). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2015	$(69)	$11,850	$11,781
Change in OCI before reclassifications	(1)	(1,738)	(1,739)
Amounts reclassified from AOCI	0	2,324	2,324
Income tax benefit (expense)	0	(205)	(205)
Balance, December 31, 2016	$(70)	$12,231	$12,161
Change in OCI before reclassifications	43	31,228	31,271
Amounts reclassified from AOCI	0	982	982
Income tax benefit (expense)	(15)	(10,069)	(10,084)
Balance, December 31, 2017	$(42)	$34,372	$34,330
Change in OCI before reclassifications	(1,187)	(66,171)	(67,358)
Amounts reclassified from AOCI	0	(1,521)	(1,521)
Income tax benefit (expense)	248	14,216	14,464
Cumulative effect of adoption of ASU 2016-01	0	(175)	(175)
Cumulative effect of adoption of ASU 2018-02	(8)	5,901	5,893
Balance, December 31, 2018	$(989)	$(13,378)	$(14,367)

(1)	Includes cash flow hedges of $2 million, $(5) million and $5 million as of December 31, 2018, 2017 and 2016, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate(3)	$1,693	$(127)	$2,212
Net unrealized investment gains (losses) on available-for-sale securities(4)	(172)	(855)	(4,536)
Total net unrealized investment gains (losses)	1,521	(982)	(2,324)
Total reclassifications for the period	$1,521	$(982)	$(2,324)

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 4 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on securities classified as available-for-sale, certain other invested assets and other assets are included in the Company’s Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains (losses), are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Net Unrealized Investment Gains (Losses) on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs(1)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2015	$211	$194	$139	$(191)	$353
Net investment gains (losses) on investments arising during the period	(13)	0	0	5	(8)
Reclassification adjustment for (gains) losses included in net income	(51)	0	0	18	(33)
Reclassification adjustment for OTTI losses excluded from net income	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(32)	0	11	(21)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholder's account balances and other liabilities	0	0	(5)	2	(3)
Balance, December 31, 2016	$147	$162	$134	$(155)	$288
Net investment gains (losses) on investments arising during the period	23	0	0	(7)	16
Reclassification adjustment for (gains) losses included in net income	(12)	0	0	4	(8)
Reclassification adjustment for OTTI losses excluded from net income	4	0	0	(1)	3
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(225)	0	80	(145)
Impact of net unrealized investment (gains) losses on future policy benefits, policyholder's account balances and other liabilities	0	0	(25)	9	(16)
Balance, December 31, 2017	$162	$(63)	$109	$(70)	$138
Net investment gains (losses) on investments arising during the period	3	0	0	(1)	2
Reclassification adjustment for (gains) losses included in net income	(22)	0	0	5	(17)
Reclassification adjustment for OTTI losses excluded from net income	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	9	0	(2)	7
Impact of net unrealized investment (gains) losses on future policy benefits, policyholder's account balances and other liabilities	0	0	(67)	14	(53)
Balance, December 31, 2018	$143	$(54)	$42	$(54)	$77

(1)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(2)	"Other liabilities" primarily includes reinsurance payables.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

All Other Net Unrealized Investment Gains (Losses) in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2015	$22,795	$(8,588)	$3,479	$(6,189)	$11,497
Net investment gains (losses) on investments arising during the period	(1,856)	0	0	650	(1,206)
Reclassification adjustment for (gains) losses included in net income	(2,273)	0	0	796	(1,477)
Reclassification adjustment for OTTI losses excluded from net income	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	2,180	0	(764)	1,416
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	2,636	(923)	1,713
Balance, December 31, 2016	$18,666	$(6,408)	$6,115	$(6,430)	$11,943
Net investment gains (losses) on investments arising during the period	34,845	0	0	(10,920)	23,925
Reclassification adjustment for (gains) losses included in net income	(970)	0	0	304	(666)
Reclassification adjustment for OTTI losses excluded from net income	(4)	0	0	1	(3)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	6,443	0	(2,293)	4,150
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(7,869)	2,754	(5,115)
Balance, December 31, 2017	$52,537	$35	$(1,754)	$(16,584)	$34,234
Net investment gains (losses) on investments arising during the period	(68,532)	0	0	14,392	(54,140)
Reclassification adjustment for (gains) losses included in net income	(1,499)	0	0	315	(1,184)
Reclassification adjustment for OTTI losses excluded from net income	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	3,134	0	(658)	2,476
Impact of net unrealized investment (gains) losses on future policy benefits, policyholders' account balances and other liabilities	0	0	(718)	151	(567)
Cumulative effect of adoption of ASU 2016-01	(270)	0	0	95	(175)
Cumulative effect of adoption of ASU 2018-02	0	0	0	5,901	5,901
Balance, December 31, 2018	$(17,764)	$3,169	$(2,472)	$3,612	$(13,455)

(1)	Includes cash flow hedges. See Note 4 for information on cash flow hedges.

(2)	"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.

(3)	"Other liabilities" primarily includes reinsurance payables.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

12. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income of the Company amounted to $33 million, $33 million and $81 million for the years ended December 31, 2018, 2017 and 2016, respectively. Statutory surplus of the Company amounted to $234 million and $223 million at December 31, 2018 and 2017, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $32 million in 2019 without prior approval. The Company paid dividends to Pruco Life of $0 million, $100 million and $241 million in 2018, 2017 and 2016 respectively.
13. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. "General and administrative expenses" include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock based-awards program was $0.1 million for each of the years ended December 31, 2018, 2017 and 2016. The expense charged to the Company for the deferred compensation program was $0.7 million, $1 million and $0.9 million for the years ended December 31, 2018, 2017 and 2016, respectively.
The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $3 million for each of the years ended December 31, 2018, 2017 and 2016.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $3 million, $4 million and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2018, 2017 and 2016.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $73 million, $62 million and $71 million for the years ended December 31, 2018, 2017 and 2016, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity.  The Company’s share of corporate expenses was $8 million, $8 million and $6 million for the years ended December 31, 2018, 2017 and 2016, respectively.
Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,239 million at December 31, 2018 and $2,244 million at December 31, 2017. Fees related to these COLI policies were $25 million, $25 million and $23 million for the years ended December 31, 2018, 2017 and 2016, respectively. The Company retains 10% of the mortality risk associated with these COLI policies up to $0.1 million per policy.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $2 million for each of the years ended December 31, 2018, 2017 and 2016. These expenses are recorded as “Net investment income” in the Statements of Operations and Comprehensive Income (Loss).
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $33 million and $29 million as of December 31, 2018 and 2017, respectively. "Net investment income" related to these ventures includes a gain of $0.3 million, $2 million and $1 million for the years ended December 31, 2018, 2017 and 2016, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the AST. Income received from ASTISI and PGIM Investments related to this agreement was $31 million, $29 million and $26 million for the years ended December 31, 2018, 2017 and 2016, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $5 million, $9 million and $8 million for the years ended December 31, 2018, 2017 and 2016, respectively. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income (Loss).

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2018	2017
							(in thousands)
U.S. dollar floating rate notes			2028	3.83%	-	4.25%	$6,001	$6,047
U.S. dollar fixed rate notes	2026	-	2027	0.00%	-	14.85%	2,823	3,330
Total long-term notes receivable - affiliated(1)							$8,824	$9,377

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $0.1 million at both December 31, 2018 and 2017, and is included in “Other assets”. Revenues related to these loans were $0.3 million, $0.3 million and $0.4 million for the years ended December 31, 2018, 2017 and 2016, respectively, and are included in “Other income”.
Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" (“APIC”) and "Realized investment gains (losses), net", respectively. The table below shows affiliated assets trades for the year ended December 31, 2018 and 2017:

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/(Decrease)
				(in thousands)
Prudential Insurance	June 2017	Sale	Fixed Maturities & Short-Term Investments	$16,965	$16,515	$293
Prudential Insurance	June 2017	Sale	Commercial Mortgages	$43,198	$42,301	$584
Gibraltar Universal Life Reinsurance Company	May 2018	Purchase	Fixed Maturities	$17,904	$17,904	$0
Debt Agreements
The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. During the second quarter of 2016, the Company reassigned all the remaining debt to Prudential Insurance as part of the Variable Annuities Recapture. See Note 1 for additional information on the reassignment effective April 1, 2016. As of December 31, 2018 and 2017, there was no debt outstanding.
The total interest expense to the Company related to loans payable to affiliates was $0.0 million, $0.0 million and $1 million for the years ended December 31, 2018, 2017 and 2016, respectively.
Contributed Capital and Dividends
In March of 2018, 2017 and 2016, the Company received capital contributions in the amount of $1 million from Pruco Life.
Through 2018, the Company did not pay any dividend. In June of 2017 and April of 2016, the Company paid a dividend in the amount of $100 million and $241 million, respectively, to Pruco Life.
Reinsurance with Affiliates
As discussed in Note 9, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

14. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2018, there were no outstanding commitments to fund commercial loans, and $2 million as of December 31, 2017. The Company has made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2018 and 2017, $41 million and $33 million, respectively, of these commitments were outstanding.
Contingent Liabilities
On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2018, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $10 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Wells Fargo MyTerm Sales
In December 2016, Prudential Financial announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Prudential Financial-initiated review of how the product was being sold through Wells Fargo. Prudential Financial has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial's total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million. Annualized new business premiums include 100% of scheduled first year premiums for policies sold during this period.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

Prudential Financial has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the New Jersey Department of Banking and Insurance ("NJDOBI"), state attorneys general and federal legislators, and is responding to these requests. Prudential Financial has also received shareholder demands for certain books and records under New Jersey law. Prudential Financial may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. Prudential Financial has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties. In December 2017, NJDOBI ended its investigation and concluded that there was no evidence of improper activity by Prudential regarding the sale and marketing of MyTerm policies to Wells Fargo customers. In November 2018, the Company and Wells Fargo resolved the Company’s claims emanating from the MyTerm distribution agreement. This matter is now closed.
Unclaimed Property
In 2011 the New York Attorney General subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, in 2011 the New York Office of Unclaimed Funds commenced an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending and Foreign Tax Reclaim Matter
In 2016, Prudential Financial self-reported to the Securities and Exchange Commission ("SEC") and the U.S. Department of Labor ("DOL"), and notified other regulators, that in some cases it failed to maximize securities lending income for the benefit of certain separate account investments due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities. Prudential Financial has removed the restriction and implemented a remediation plan for the benefit of customers. As part of Prudential Financial’s review of this matter, in 2018 it further self-reported to the SEC, and notified other regulators, that in some cases it failed to timely process foreign tax reclaims for the separate account investments. Prudential Financial has corrected the foreign tax reclaim process and has implemented a remediation plan for the benefit of customers.
The DOL's review of the securities lending matter is closed. Prudential Financial is cooperating with the SEC in its review of the securities lending and foreign tax reclaim matters (which includes a review of the remediation plans) and has entered into discussions with the SEC staff regarding a possible settlement of the securities lending matter that would potentially involve charges under the Investment Advisers Act and financial remedies. Prudential Financial cannot predict the outcome of the discussions with the SEC regarding the foreign tax reclaim matter or the possible settlement of the securities lending matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Financial Statements—(Continued)

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2018 and 2017 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2018
Total revenues	$41,606	$40,709	$22,789	$35,368
Total benefits and expenses	30,839	33,648	15,100	29,657
Income (loss) from operations before income taxes	10,767	7,061	7,689	5,711
Net income (loss)	$10,020	$6,316	$7,539	$7,406
2017
Total revenues	$37,242	$26,479	$24,995	$35,253
Total benefits and expenses	30,636	20,711	16,722	26,581
Income (loss) from operations before income taxes	6,606	5,768	8,273	8,672
Net income (loss)	$6,156	$8,511	$11,309	$9,281

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:
Opinion on the Financial Statements
We have audited the accompanying statements of financial position of Pruco Life Insurance Company of New Jersey (the "Company") as of December 31, 2018 and 2017, and the related statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2018 including the related notes and financial statement schedules listed in the index appearing under Item 15 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Changes in Accounting Principles
As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for certain financial assets and liabilities and the manner in which its accounts for certain tax effects originally recognized in accumulated other comprehensive income in 2018 and the manner in which it accounts for certain reinsurance costs in 2017.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Significant Transactions with Related Parties
As described in Note 13 to the financial statements, the Company has entered into significant transactions with The Prudential Insurance Company of America, and other affiliates.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 7, 2019

We have served as the Company's auditor since 1996.

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS:

(a)	Financial Statements

(1)
Financial Statements of the subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of the dates presented, and the Statements of Operations and the Statements of Changes in Net Assets for each of the periods presented, and the Notes relating thereto appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(2)
Financial Statements of Pruco Life Insurance Company of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2018 and 2017, and the related Statements of Operations and Comprehensive Income, of Equity and of Cash Flows for each of the three years in the period ended December 31, 2018, and the related Notes and Financial Statement Schedules appear at the end of the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits:

1)	Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. (Note 4)

(2)	Agreements for custody of securities and similar investments—Not Applicable.

(3) (a)	Specimen Selected Broker Agreement used by PAD. (Note 3)

(b)	Distribution and Underwriting Agreement between Prudential Annuities Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor). (Note 11)

(4) (a)	The Prudential Premier Variable Annuity B and L Series individual annuity contract (including schedule pages for each B Series). (Note 2)

(b)	The Prudential Premier Variable Annuity B, L, and X Series individual annuity contract (including schedule pages for L and X Series). (Note 2)

(c)	Enhanced Dollar Cost Averaging Rider. (Note 2)

(d)	Enhanced Dollar Cost Averaging Schedule Supplement. (Note 2)

(e)	Guaranteed Minimum Income Benefit Rider. (Note 2)

(f)	Guaranteed Minimum Income Benefit Schedule Supplement. (Note 2)

(g)	Highest Anniversary Value Death Benefit Rider. (Note 2)

(h)	Highest Anniversary Value Death Benefit Schedule Supplement. (Note 2)

(i)	Longevity Credit Rider. (Note 2)

(j)	Guaranteed Minimum Payments Benefit Rider. (Note 2)

(k)	Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 2)

(l)	403(b) Annuity Endorsement. (Note 2)

(m)	Individual Retirement Annuity Endorsement. (Note 2)

(n)	Roth Individual Retirement Annuity Endorsement. (Note 2)

(o)	Highest Daily lifetime Five Benefit Rider (Enhanced). (Note 10)

(p)	Highest Daily Lifetime Seven Benefit Rider. (Note 11)

(q)	Rider for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 12)

(r)	Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option. (Note 12)

(s)	Highest Daily Lifetime Seven Benefit Schedule Supplement (P-SCH-HD7-(1/09)NY). (Note 13)

(t)	Highest Daily Lifetime Five Benefit Schedule Supplement (P-SCH-HDLT-(1/09)NY). (Note 13)

(u)	Beneficiary Annuity Endorsement (P-END-BENE(2/09)NY). (Note 13)

(v)	Beneficiary Individual Retirement Annuity Endorsement (P-END-IRABEN(2/09)NY). (Note 13)

(w)	Beneficiary Roth Individual Retirement Annuity Endorsement (P-END-ROTHBEN(2/09)NY). (Note 13)

(x)	Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7-(2/09)NY). (Note 13)

(y)	Highest Daily Lifetime 7 Plus Schedule Supplement (P-SCH-HD7-(2/09)NY). (Note 13)

(z)	Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-8/09)NY). (Note 14)

(aa)	Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-8/09)NY). (Note 14)

(ab)	Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-9/09)NY). (Note 15)

(ac)	Highest Daily Lifetime 6 Plus Schedule (P-SCH-HD6-9/09)NY). (Note 15)

(ad)	Highest Daily GRO II Benefit rider (P-RID-HD GRO-11/09)NY). (Note 16)

(ae)	Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-11/09)NY). (Note 16)

(af)	Highest Daily GRO CAP Benefit SCHEDULE (P-SCH-HDGROCAP-11/09)NY). (Note 16)

(ag)	Form of Highest Daily GRO II Benefit Schedule Supplement (P-SCH-HDGRO(8/10)NY). (Note 18)

(ah)	Form of Highest Daily GRO Benefit Schedule Supplement (P-SCH-HDGROCAP(8/10)NY). (Note 18)

(ai)	Amendatory for Endorsement. (Note 20)

(5) (a)	Application form for the Contract. (Note 8)

(b)	Election form for Lifetime Five and Spousal Lifetime Five. (Note 8)

(6) (a)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. (Note 6)

(b)	By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 7)

(c)	Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. (Note 19)

(7)	Contract of reinsurance in connection with variable annuity contracts:

(a)	Coinsurance Agreement for LT5WB. (Note 2)

(b)	Coinsurance Agreement for SLT5WB. (Note 17)

(c)	Amendment 1 to Coinsurance Agreement for SLT5WB. (Note 17)

(8)	Other material contracts performed in whole or in part after the date the registration statement is filed:

(a)	Copy of Fund Participation Agreement. (Note 5)

(b)	Copy of Rule 22C-2 Agreement. (Note 9)

(c)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company of New Jersey. (Note 20)

(9)	Opinion of Counsel. (Note 8)

(10)	Written Consent of Independent Registered Public Accounting Firm. (Note 1)

(11)	All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)	Powers of Attorney:

(a)	Power of Attorney for Caroline A. Feeney (Note 1)

(b)	Power of Attorney for Salene Hitchcock-Gear (Note 1)

(c)	Power of Attorney for Christine Knight (Note 1)

(d)	Power of Attorney for Kent D. Sluyter (Note 1)

(e)	Power of Attorney for Candace J. Woods (Note 1)

(f)	Power of Attorney for John Chieffo (Note 1)

(g)	Power of Attorney for Nandini Mongia (Note 1)

(Note 1)	Filed Herewith.

(Note 2)	Incorporated by reference to Form N-4, Registration No. 333-131035, filed January 13, 2006 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 3)
Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration No. 333-18117, filed April 16, 1999, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4)	Incorporated by reference to Form N-4, Registration No. 333-18113, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 5)	Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 6)
Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 7)	Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 8)	Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4, Registration No. 333-131035, filed April 14, 2006 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 9)
Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 10)
Incorporated by reference to Post-Effective Amendment No. 5, Form N-4, Registration No. 333-131035, filed August 3, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 11)
Incorporated by reference to Post-Effective Amendment No. 9, Form N-4, Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 12)
Incorporated by reference to Post-Effective Amendment No. 15, Form N-4, Registration No. 333-131035, filed October 31, 2008 on behalf of Pruco Life of New Jersey flexible Premium Variable Annuity Account.

(Note 13)	Incorporated by reference to Post-Effective Amendment No.18, Registration No. 333-131035 filed January 28, 2008 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 14)
Incorporated by reference to Post-Effective Amendment No. 22 to Form N-4, Registration 333-131035, filed on June 1, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 15)
Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 Registration 333-131035, filed on July 30, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 16)
Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4 Registration 333-131035, filed on August 27, 2009 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 17)
Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration 333-131035, filed on April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 18)	Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 Registration 333-131035, filed on July 1, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 19)	Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2012, filed March 15, 2013, on behalf of Pruco Life Insurance Company of New Jersey.

(Note 20)	Incorporated by reference to Post-Effective Amendment No.36 to Registration No. 333-131035 filed April 12, 2013 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY, IN REGISTRANT’S VARIABLE ANNUITY BUSINESS:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Kent D. Sluyter One Corporate Drive Shelton, Connecticut 06484-6208	President, Chief Executive Officer, and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Christine Knight 213 Washington Street Newark, New Jersey 07102-2917	Vice President and Director
Lynn K. Stone One Corporate Drive Shelton, Connecticut 06484-6208	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 751 Broad Street Newark, New Jersey 07102-3714	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102-2917	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102-2917	Director
Nandini Mongia 280 Trumbull Street Hartford, Connecticut 06103	Director and Treasurer
Arthur W. Wallace One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President, Chief Actuary and Appointed Actuary
ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 15, 2019, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 27. NUMBER OF CONTRACT OWNERS: As of January 31, 2019, there were 853 Qualified contract owners and 324 Non-Qualified contract owners of the B series, 1,339 Qualified contract owners and 795 Non-Qualified contract owners of the L series, and 2,763 Qualified contract owners and 1,013 Non-Qualified contract owners of the X series.
ITEM 28. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS:

(a)	Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b)	Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

James F. Mullery One Corporate Drive Shelton, Connecticut 06484-6208	President & CEO and Director
Ann Nanda One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
John Chieffo 213 Washington Street Newark, New Jersey 07102-2917	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484-6208	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484-6208	Chief Operating Officer, Vice President and Director
Christopher J. Hagan 2101 Welsh Road Dresher, Pennsylvania 19025-5000	Vice President
Francine B. Boucher 751 Broad Street Newark, New Jersey 07102-3714	Chief Legal Officer, Vice President and Secretary
Elizabeth Marin 751 Broad Street Newark, New Jersey 07102-3714	Treasurer
Steven Weinreb Three Gateway Center Newark, New Jersey 07102-4061	Chief Financial Officer and Controller
Michael B. McCauley One Corporate Drive Shelton, Connecticut 06484-6208	Vice President and Chief Compliance Officer
Douglas S. Morrin One Corporate Drive Shelton, Connecticut 06484-6208	Vice President
Charles H. Smith 751 Broad Street Newark, New Jersey 07102-3714	AML Officer
Karen L. Stockla One Corporate Drive Shelton, Connecticut 06484-6208	Vice President

ITEM 29. PRINCIPAL UNDERWRITERS:

(c)	Commissions received by PAD during 2018 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$73,232,387.43	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.
ITEM 31. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.
ITEM 32. UNDERTAKINGS

(a)
Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)
Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)	Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e)
Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 8th day of April 2019.

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

By:	Kent D. Sluyter*
Kent D. Sluyter President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

By:	Kent. D. Sluyter*
Kent D. Sluyter President and Chief Executive Officer

SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Kent D. Sluyter*	Director, President and Chief Executive Officer	April 8, 2019
Kent D. Sluyter
John Chieffo*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director (Principal Accounting Officer)	April 8, 2019
John Chieffo
Christine Knight*	Director	April 8, 2019
Christine Knight
Nandini Mongia*	Director	April 8, 2019
Nandini Mongia
Candace J. Woods*	Director	April 8, 2019
Candace J. Woods
Salene Hitchcock-Gear*	Director	April 8, 2019
Salene Hitchcock-Gear
Caroline A. Feeney*	Director	April 8, 2019
Caroline A. Feeney

By:	/s/Douglas E. Scully
Douglas E. Scully
* Executed by Douglas E. Scully on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

(10)	Written Consent of Independent Registered Public Accounting Firm.

(13)	Powers of Attorney:
(a) Caroline A. Feeney
(b) Salene Hitchcock-Gear
(c) Christine Knight
(d) Kent D. Sluyter
(e) Candace J. Woods
(f) John Chieffo
(g) Nandini Mongia